UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

119 East Marcy Street, Santa Fe, New Mexico	87501

(Address of principal executive offices)	(Zip code)

Garrett Thornburg, 119 East Marcy Street, Santa Fe, New Mexico 87501

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2005

Date of reporting period: March 31, 2005

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund

Thornburg Limited Term Municipal Fund Class I

Thornburg California Limited Term Municipal Fund

Thornburg California Limited Term Municipal Fund Class I

Thornburg Intermediate Municipal Fund

Thornburg Intermediate Municipal Fund Class I

Thornburg New Mexico Intermediate Municipal Fund

Thornburg Florida Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term Income Funds

Thornburg Limited Term Income Funds Class I

Thornburg Value Fund

Thornburg Value Fund Class I

Thornburg International Value Fund

Thornburg International Value Fund Class I

Thornburg Core Growth Fund

Thornburg Core Growth Fund Class I

Thornburg Investment Income Builder Fund

Thornburg Investment Income Builder Fund Class I

Core Strategies for Building Wealth

Thornburg Limited Term Municipal Fund

Semi-Annual Report – March 31, 2005

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund is a laddered portfolio of municipal bonds with an average maturity of five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2	This page is not part of the Semi-Annual Report.

Thornburg Limited Term Municipal Fund

March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s A shares is 1.50%. C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

4	Certified Semi-Annual Report

Letter to Shareholders

George Strickland

Portfolio Manager

April 15, 2005

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg Limited Term Municipal Fund. The net asset value of the class A shares decreased by 23 cents to $13.60 during the six month period ending March 31, 2005. If you were with us for the entire period, you received dividends of 19.2 cents per share. If you reinvested dividends, you received 19.3 cents per share. Investors who owned class C shares received dividends of 17.3 and 17.4 cents per share, respectively.

Over the past six months, the municipal bond yield curve has flattened considerably. In other words, interest rates on short and intermediate bonds have risen, while the interest rates on long-term bonds have remained relatively unchanged. Since bond prices move in the opposite direction of yields, long-term bond prices have been relatively stable while short and intermediate bond prices have fallen. The class A shares of your Fund produced a total return of (0.28)% over the last six months, matching the (0.28)% return for the Lehman Brothers 5 Year Municipal Bond Index. The portion of the Fund’s ladder maturing beyond five years contributed positively to performance, while the bonds maturing in less than five years underperformed the index. Overall, these two factors generally offset each other.

We are not surprised that short and intermediate bond yields have risen. The Federal Reserve has almost tripled the targeted Fed Funds rate in the last year and is expected to keep raising rates gradually. Producer prices are rising at a 4.7% rate (up from 2.1% a year ago). Consumer prices are rising at a 3.0% rate (up from 1.7%), and the U.S. economy is growing at a nominal rate (unadjusted for inflation) of 6.4%. We haven’t seen that kind of growth since the technology stock bubble burst in the first half of 2000.

We are, however, somewhat perplexed by the stability of long-term bond yields. Market participants may be expecting the economy to falter and inflation to subside this year. While that is certainly a possibility, we believe that the more likely scenario is that economic momentum continues and inflation stays in the 3-4% range. Such a scenario should lead to higher yields for long-term bonds.

New issue municipal bond supply unexpectedly surged 10.9% over the first quarter of last year to a record $96.6 billion. The increased supply showed up just as the government bond market weakened and helped create a buyer-friendly municipal bond market. With rates on intermediate municipal bonds rising by about 0.5% over the last couple of months, we have been finding better values in bonds that mature in the five to ten year range. Though we are still conservatively positioned relative to our long-term averages, we have recently extended the duration of the Fund slightly to 3.1 years. If rates continue to rise, we would expect to continue extending duration.

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of over 680 municipal obligations from 49 states. Today, your Fund’s weighted average maturity is 4.11 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund

Certified Semi-Annual Report	5

a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates continue rising, because it will allow the Fund to gradually increase the yield of the portfolio as bonds mature and get replaced with new ones. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing			Cumulative % maturing
1 year	=	13.3%	Year 1	=	13.3%
1 to 2 years	=	9.6%	Year 2	=	22.9%
2 to 3 years	=	12.4%	Year 3	=	35.3%
3 to 4 years	=	14.1%	Year 4	=	49.4%
4 to 5 years	=	14.4%	Year 5	=	63.8%
5 to 6 years	=	11.9%	Year 6	=	75.7%
6 to 7 years	=	7.6%	Year 7	=	83.3%
7 to 8 years	=	7.9%	Year 8	=	91.2%
8 to 9 years	=	4.9%	Year 9	=	96.1%
Over 9 years	=	3.9%	Over 9 years	=	100%

Percentages can and do vary. Data as of 3/31/05.

Thanks to a strong economy, state tax revenues were up 7.5% in 2004 – the fastest growth rate since the 2000 fiscal year. Many states are dealing with the fortunate problem of deciding what to do with surplus revenues, while a few states continue grappling with budget deficits. State reserve funds have been drawn down over the last few years and tax supported state debt levels have risen over 15% in the last two years. To reduce credit risk, we have kept 92% of the portfolio in bonds rated A or above by at least one rating agency and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland Portfolio Manager

6	Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

ASSETS
Investments at value (cost $1,425,197,346)	$1,449,081,023
Cash	88,571
Receivable for investments sold	25,418,733
Receivable for fund shares sold	4,885,701
Interest receivable	18,471,446
Prepaid expenses and other assets	80,980

Total Assets	1,498,026,454

LIABILITIES
Payable for securities purchased	83,440,035
Payable for fund shares redeemed	2,561,478
Payable to investment advisor and other affiliates (Note 3)	900,809
Accounts payable and accrued expenses	107,761
Dividends payable	986,862

Total Liabilities	87,996,945

NET ASSETS	$1,410,029,509

NET ASSETS CONSIST OF:
Distribution in excess of net investment gain (loss)	$(1,630)
Net unrealized appreciation on investments	23,877,467
Accumulated net realized gain (loss)	(5,514,874)
Net capital paid in on shares of beneficial interest	1,391,668,546

$1,410,029,509

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,004,559,992 applicable to 73,867,736 shares of beneficial interest outstanding - Note 4)	$13.60
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.81

Class C Shares:
Net asset value and offering price per share * ($152,324,362 applicable to 11,180,293 shares of beneficial interest outstanding - Note 4)	$13.62

Class I Shares:
Net asset value, offering and redemption price per share ($253,145,155 applicable to 18,612,071 shares of beneficial interest outstanding - Note 4)	$13.60

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report	7

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Six Months Ended March 31, 2005 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $8,812,219)	$26,287,475

Total Income	26,287,475

EXPENSES:
Investment advisory fees (Note 3)	2,885,254
Administration fees (Note 3)
Class A Shares	639,383
Class C Shares	97,607
Class I Shares	61,421
Distribution and service fees (Note 3)
Class A Shares	1,278,765
Class C Shares	779,909
Transfer agent fees
Class A Shares	199,230
Class C Shares	44,055
Class I Shares	31,770
Registration and filing fees
Class A Shares	30,790
Class C Shares	16,634
Class I Shares	27,984
Custodian fees (Note 3)	243,183
Professional fees	39,300
Accounting fees	75,180
Trustee fees	15,790
Other expenses	142,152

Total Expenses	6,608,407
Less:
Distribution and service fees waived (Note 3)	(389,955)
Fees paid indirectly (Note 3)	(18,483)

Net Expenses	6,199,969

Net Investment Income	20,087,506

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(931,173)

(931,173)

Net change in unrealized appreciation (depreciation) on:
Investments	(23,262,169)

(23,262,169)

Net Realized and Unrealized Loss	(24,193,342)

Net Decrease in Net Assets Resulting From Operations	$(4,105,836)

See notes to financial statements.

8	Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Three Months Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income gain	$20,087,506	$9,853,487
Net realized gain (loss) on investments	(931,173)	74,945
Increase (Decrease) in unrealized appreciation (depreciation)
on investments	(23,262,169)	16,155,302

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,105,836)	26,083,734
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(14,295,014)	(7,133,301)
Class C Shares	(1,962,089)	(958,113)
Class I Shares	(3,830,404)	(1,762,073)
FUND SHARE TRANSACTIONS - (Note 4):
Class A Shares	(17,173,762)	(20,348,137)
Class C Shares	(1,899,182)	(353,019)
Class I Shares	18,786,956	13,279,935

Net Increase (Decrease) in Net Assets	(24,479,331)	8,809,026
NET ASSETS:
Beginning of period	1,434,508,840	1,425,699,814

End of period	$1,410,029,509	$1,434,508,840

See notes to financial statements.

Certified Semi-Annual Report	9

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”)(for-merly Thornburg Limited Term Municipal Fund – National Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, class A, class C, and Institutional class, (class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income, of the Fund, to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses

10     Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For period ended March 31, 2005 , these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund. The Trust also has entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of Fund shares. For the period ended March 31, 2005, the Distributor has advised the Fund that it earned commissions aggregating $10,031 from the sale of class A shares, and collected contingent deferred sales charges aggregating $809 from redemptions of class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s class C shares under which the Fund compensates the Distributor for services in promoting the sale of class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans and class C distribution fees waived by the Distributor for the period ended March 31, 2005, are set forth in the Statement of Operations. Distribution fees in the amount of $389,955 were waived for class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $18,483.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report	11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2005		Three Months Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	6,042,010	$83,097,569	2,652,124	$36,597,200
Shares issued to shareholders in reinvestment of dividends	691,610	9,497,226	335,506	4,631,084
Shares repurchased	(7,980,906)	(109,768,557)	(4,457,299)	(61,576,421)

Net Increase (Decrease)	(1,247,286)	$(17,173,762)	(1,469,669)	$(20,348,137)

Class C Shares
Shares sold	1,091,909	$15,053,002	506,589	$7,003,493
Shares issued to shareholders in reinvestment of dividends	96,878	1,332,712	46,675	645,678
Shares repurchased	(1,328,189)	(18,284,896)	(578,793)	(8,002,190)

Net Increase (Decrease)	(139,402)	$(1,899,182)	(25,529)	$(353,019)

Class I Shares
Shares sold	3,825,764	$52,619,077	1,826,487	$25,227,726
Shares issued to shareholders in reinvestment of dividends	230,891	3,170,558	104,786	1,446,479
Shares repurchased	(2,690,368)	(37,002,679)	(970,031)	(13,394,270)

Net Increase (Decrease)	1,366,287	$18,786,956	961,242	$13,279,935

NOTE 5 - SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $280,202,410 and $184,125,174, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,425,202,791

Gross unrealized appreciation on a tax basis	$28,822,012
Gross unrealized depreciation on a tax basis	(4,949,990)

Net unrealized appreciation (depreciation) on investments (tax basis)	$23,872,022

At March 31, 2005, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	1,013,153
2008	3,565,103

$4,578,256

12	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Municipal Fund	(Unaudited)*

	*6 Months Ended March 31, 2005		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
					2004	2003	2002	2001	2000
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.83		$13.68		$14.01	$13.65	$13.44	$13.06	$13.26

Income from investment operations:
Net investment income	0.19		0.09		0.40	0.45	0.52	0.58	0.59
Net realized and unrealized gain (loss) on investments	(0.23)		0.15		(0.33)	0.36	0.21	0.38	(0.20)

Total from investment operations	(0.04)		0.24		0.07	0.81	0.73	0.96	0.39

Less dividends from:
Net investment income	(0.19)		(0.09)		(0.40)	(0.45)	(0.52)	(0.58)	(0.59)

Change in net asset value	(0.23)		0.15		(0.33)	0.36	0.21	0.38	(0.20)
NET ASSET VALUE, end of period	$13.60		$13.83		$13.68	$14.01	$13.65	$13.44	$13.06

RATIOS/SUPPLEMENTAL DATA

Total return (a)	(0.28)%		1.78%		0.47%	5.99%	5.54%	7.49%	3.00%
Ratios to average net assets:
Net investment income	2.79	% (b)	2.69	%(b)	2.85%	3.20%	3.83%	4.36%	4.48%
Expenses, after expense reductions	0.90	% (b)	0.89	%(b)	0.91%	0.93%	0.95%	0.99%	0.96%
Expenses, after expense reductions and net of custody credits	0.89	% (b)	0.89	%(b)	0.91%	0.93%	0.95%	—	—
Expenses, before expense reductions	0.90	% (b)	0.89	%(b)	0.91%	0.93%	0.96%	0.99%	0.96%
Portfolio turnover rate	13.25%		4.57%		21.37%	15.81%	19.59%	25.37%	33.65%
Net assets at end of period (000)	$1,004,560		$1,039,050		$1,047,482	$998,878	$785,145	$654,157	$672,775

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Semi-Annual Report     13

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Municipal Fund	(Unaudited)*

	*6 Months Ended March 31, 2005		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
					2004	2003	2002	2001	2000
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.86		$13.70		$14.04	$13.67	$13.46	$13.08	$13.28

Income from investment operations:
Net investment income	0.17		0.08		0.36	0.41	0.47	0.53	0.53
Net realized and unrealized gain (loss) on investments	(0.24)		0.16		(0.34)	0.37	0.21	0.38	(0.20)

Total from investment operations	(0.07)		0.24		0.02	0.78	0.68	0.91	0.33

Less dividends from:
Net investment income	(0.17)		(0.08)		(0.36)	(0.41)	(0.47)	(0.53)	(0.53)

Change in net asset value	(0.24)		0.16		(0.34)	0.37	0.21	0.38	(0.20)

NET ASSET VALUE, end of period	$13.62		$13.86		$13.70	$14.04	$13.67	$13.46	$13.08

RATIOS/SUPPLEMENTAL DATA

Total return (a)	(0.49)%		1.79%		0.12%	5.78%	5.13%	7.07%	2.57%
Ratios to average net assets:
Net investment income	2.51	% (b)	2.43	% (b)	2.56%	2.89%	3.42%	3.96%	4.06%
Expenses, after expense reductions	1.18	% (b)	1.15	% (b)	1.19%	1.18%	1.33%	1.38%	1.38%
Expenses, after expense reductions and net of custody credits	1.18	% (b)	1.15	% (b)	1.19%	1.18%	1.33%	—	—
Expenses, before expense reductions	1.68	% (b)	1.65	% (b)	1.69%	1.68%	1.80%	1.85%	1.82%
Portfolio turnover rate	13.25%		4.57%		21.37%	15.81%	19.59%	25.37%	33.65%
Net assets at end of period (000)	$152,324		$156,870		$155,458	$137,559	$57,258	$24,773	$21,322

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

14	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Municipal Fund	(Unaudited)*

	*6 Months Ended March 31, 2005		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
					2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.83		$13.68		$14.01	$13.65	$13.44	$13.06	$13.26

Income from investment operations:
Net investment income	0.21		0.11		0.44	0.49	0.57	0.63	0.63
Net realized and unrealized gain (loss) on investments	(0.23)		0.15		(0.33)	0.36	0.21	0.38	(0.20)

Total from investment operations	(0.02)		0.26		0.11	0.85	0.78	1.01	0.43

Less dividends from:
Net investment income	(0.21)		(0.11)		(0.44)	(0.49)	(0.57)	(0.63)	(0.63)

Change in net asset value	(0.23)		0.15		(0.33)	0.36	0.21	0.38	(0.20)
NET ASSET VALUE, end of period	$13.60		$13.83		$13.68	$14.01	$13.65	$13.44	$13.06

RATIOS/SUPPLEMENTAL DATA

Total return (a)	(0.12)%		1.87%		0.80%	6.36%	5.91%	7.91%	3.37%
Ratios to average net assets:
Net investment income	3.12	% (b)	3.02	% (b)	3.18%	3.54%	4.18%	4.75%	4.84%
Expenses, after expense reductions	0.58	% (b)	0.55	% (b)	0.57%	0.58%	0.60%	0.60%	0.60%
Expenses, after expense reductions and net of custody credits	0.57	% (b)	0.55	% (b)	0.57%	0.58%	0.60%	—	—
Expenses, before expense reductions	0.58	% (b)	0.55	% (b)	0.57%	0.58%	0.62%	0.65%	0.62%
Portfolio turnover rate	13.25%		4.57%		21.37%	15.81%	19.59%	25.37%	33.65%
Net assets at end of period (000)	$253,145		$238,589		$222,760	$197,367	$123,652	$86,160	$76,470

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Semi-Annual Report	15

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

CUSIPS: CLASS A - 885-215-459, CLASS C - 885-215-442, CLASS I - 885-215-434 NASDAQ SYMBOLS: CLASS A - LTMFX, CLASS C - LTMCX, CLASS I - LTMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 2.05%
Birmingham Carraway Alabama Special, 6.25% due 8/15/2009 (Insured: Connie Lee)	NR/AAA	$10,000,000	$10,711,500
Huntsville Health Care Authority Facilities Revenue Series B, 4.65% due 6/1/2024 put 6/1/2005 (Insured: MBIA)	Aaa/AAA	1,245,000	1,249,233
Huntsville Health Care Series A, 4.65% due 6/1/2024 put 6/1/2005 (Insured: MBIA)	Aaa/AAA	5,330,000	5,348,122
Scottsboro Industrial Development Board Refunding, 5.25% due 5/1/2009 (LOC: PNC Bank)	NR/NR	1,920,000	1,951,046
Shelby County Series A, 7.20% due 8/1/2005 (ETM)	Aaa/AAA	500,000	508,040
Wilsonville Industrial Development Board Pollution Control Revenue Refunding, 4.20% due 6/1/2019 put 6/1/2006 (Southern Electric Gaston Project; Insured:AMBAC)	Aaa/AAA	8,955,000	9,102,310

ALASKA — 0.59%
Alaska Energy Authority Power Revenue Refunding Third Series, 6.00% due 7/1/2008 (Bradley Lake Project; Insured: FSA)	Aaa/AAA	2,800,000	3,047,240
Alaska Student Loan Corp. Revenue Series A, 5.25% due 1/1/2012 (Capital Project; Insured: FSA)	NR/AAA	3,000,000	3,277,200
North Slope Borough Alaska, 0% due 6/30/2006 (Insured: MBIA)	Aaa/AAA	2,070,000	1,999,806

ARIZONA — 1.13%
Arizona State Transportation Board Grant Anticipation Notes Series A, 5.00% due 7/1/2009	Aa3/AA-	2,500,000	2,672,250
Maricopa County Arizona School District 97, 5.50% due 7/1/2008 (Insured: FGIC)	Aaa/NR	650,000	698,886
Maricopa County School District 008, 7.50% due 7/1/2008 (Insured: MBIA)	A1/AAA	1,000,000	1,133,150
Maricopa County Unified School District 41 Gilbert Refunding, 0% due 1/1/2006 (Insured: FGIC)	Aaa/AAA	1,000,000	981,030
Mohave County Industrial Development Authority Correctional Facilities Contract Revenue Series A, 5.00% due 4/1/2009 (Mohave Prison LLC Project; Insured: XLCA)	NR/AAA	4,595,000	4,860,729
Mohave County Industrial Development Authority Series A, 5.00% due 4/1/2014 (Mohave Prison LLC Project; Insured: XLCA)	NR/AAA	3,135,000	3,339,496
Pima County Industrial Development Authority Education Revenue Series C, 6.40% due 7/1/2013 (Arizona Charter Schools Project)	Baa3/NR	1,000,000	1,061,050
Pima County Industrial Development Authority Industrial Revenue Refunding Lease Obligation A, 7.25% due 7/15/2010 (Insured: FSA)	Aaa/AAA	570,000	596,106
Tucson Water Revenue Series D, 9.75% due 7/1/2008	Aa3/A+	500,000	600,110

ARKANSAS — 0.59%
Conway Electric Revenue Refunding, 5.00% due 8/1/2007	A2/NR	2,000,000	2,081,740
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2010 (Regional Medical Center Project)	NR/A	1,000,000	1,080,620
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2011 (Regional Medical Center Project)	NR/A	1,075,000	1,168,589
Little Rock Arkansas Capital Improvement, 4.00% due 4/1/2005 (Insured: FSA)	Aaa/AAA	1,000,000	1,000,000
Little Rock Hotel & Restaurant Gross Receipts Tax Refunding, 7.125% due 8/1/2009	A3/NR	2,645,000	2,932,247

CALIFORNIA — 3.64%
Bay Area Government Association Rapid Transit, 4.875% due 6/15/2009 (Insured:AMBAC)	Aaa/AAA	2,385,000	2,389,722
California Health Facilities Financing Authority Revenue Series 83 C, 9.25% due 12/1/2006 (Mercy Health Care Project) (ETM)	Aaa/AAA	1,600,000	1,770,256
California Health Facilities Financing Authority Revenue Series B Refunding, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,620,000	2,809,138
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2005	A2/BBB+	1,470,000	1,473,778
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2008	A2/BBB+	2,050,000	2,190,446
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2012	A2/BBB+	2,600,000	2,863,172

16	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
California State Department of Water Resources Power Supply Series A, 6.00% due 5/1/2013	A2/BBB+	$2,550,000	$2,898,636
California State Public Works Board Lease Revenue Series A, 5.25% due 1/1/2007 (Insured:AMBAC)	Aaa/AAA	2,000,000	2,077,100
California Statewide Community Development Authority Revenue Series D, 4.35% due 11/1/2036 put 3/1/2007 (Kaiser Permanente Project)	A3/A-1	2,000,000	2,036,040
California Statewide Community Development Authority Series E, 3.875% due 4/1/2032 put 4/1/2010 (Kaiser Permanente Project)	NR/A	2,000,000	2,000,000
Central Valley Financing Authority Revenue, 6.00% due 7/1/2009 (Carson Ice Project)	NR/BBB	1,870,000	1,933,580
Fairfield Water Revenue Refunding, 5.25% due 4/1/2012 (Insured:AMBAC)	Aaa/AAA	3,700,000	3,777,145
Los Angeles County Capital Asset Leasing Corp. Lease Revenue Series A, 3.00% due 6/1/2005	A3/A	1,730,000	1,731,782
Northern California Power Agency Public Power Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	Baa2/A-	6,100,000	6,107,198
Orange County Refunding Recovery, 6.50% due 6/1/2005 (Insured: MBIA)	Aaa/AAA	5,200,000	5,236,556
Orange County Sanitation Districts Series B, 2.28% due 8/1/2030 put 4/1/2005 (daily demand notes)	VMIG1/A-1+	2,000,000	2,000,000
Sacramento County Sanitation District Financing Authority Revenue Series A, 5.875% due 12/1/2027 Crossover refunded 12/1/2005	Aa3/AA	2,500,000	2,577,800
San Jose Financing Authority Lease Revenue Series D, 5.00% due 6/1/2039 mandatory put 6/1/2006 (Civic Center Project; Insured:AMBAC)	Aaa/AAA	3,000,000	3,076,680
Torrance Hospital Revenue Series A, 7.10% due 12/1/2015 pre-refunded 12/1/2005 (Little Co. of Mary Hospital Project)	NR/AAA	1,305,000	1,345,494
Tri City Hospital District Revenue Refunding Series B, 6.00% due 2/15/2006 (Insured: MBIA)	Aaa/AAA	1,000,000	1,030,020

COLORADO — 3.30%
Adams County Communication Center Series A, 4.75% due 12/1/2006	Baa1/NR	1,025,000	1,040,980
Adams County School District 012 Series A, 4.375% due 12/15/2007	Aa3/AA-	1,000,000	1,036,810
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/A-1	9,360,000	9,808,344
Colorado Department of Transport Revenue Anticipation Notes, 6.00% due 6/15/2008 (Insured:AMBAC)	Aaa/AAA	1,500,000	1,633,365
Colorado Educational & Cultural Facilities, 4.90% due 4/1/2008 (Nashville Public Radio Project)	NR/BBB+	1,000,000	1,025,940
Colorado Health Facilities Authority, 5.00% due 9/1/2007 (Catholic Health Initiatives Project)	Aa2/AA	5,705,000	5,939,932
Colorado Health Facilities Authority Series A, 5.375% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/AA	515,000	546,492
Colorado Housing Finance Authority, 5.25% due 10/1/2007	A1/AA+	110,000	110,982
Colorado Springs Utilities Revenue Systems Subordinated Lien Refunding & Improvement Series A, 5.00% due 11/15/2005	Aa2/AA	2,230,000	2,264,833
Denver City & County COP Series A, 5.50% due 5/1/2006 (Insured: MBIA)	Aaa/AAA	500,000	514,855
Denver Convention Center Senior Series A, 5.00% due 12/1/2011 (Insured: XLCA)	Aaa/AAA	3,335,000	3,574,253
Dove Valley Metropolitan District Arapahoe County, Series B, 3.30% due 11/1/2025 put 11/1/2005 (LOC: BNP Paribas)	NR/A-1+	1,820,000	1,828,591
El Paso County School District Number 49 Series A, 6.00% due 12/1/2009 (Insured: FSA)	Aaa/AAA	1,000,000	1,093,010
Highlands Ranch Metro District 2 GO, 6.50% due 6/15/2012 (Insured: FSA)	Aaa/AAA	1,000,000	1,170,370
Highlands Ranch Metropolitan District 3 Refunding Series B, 5.25% due 12/1/2008 (Insured:ACA)	NR/A	1,760,000	1,853,456
Highlands Ranch Metropolitan District 3 Series A, 5.25% due 12/1/2008 (Insured:ACA)	NR/A	1,520,000	1,600,712
Lakewood COP, 4.40% due 12/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,041,770
Metropolitan Football Stadium District Colorado Sales Tax Revenue Capital Appreciation Series A, 0.01% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	1,025,000	937,024
Pinery West Metropolitan District 3, 4.70% due 12/1/2021 put 12/1/2007 (LOC: Compass Bank)	NR/A-2	970,000	991,650
Plaza Metropolitan District 1 Revenue, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment Project)	NR/NR	6,000,000	6,293,460
Regional Transportation District of Colorado Series A, 5.00% due 6/1/2009

Certified Semi-Annual Report	17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
(Transit Vehicles Project; Insured:AMBAC)	Aaa/AAA	$1,000,000	$1,065,750
Southland Metropolitan District Number 1 unlimited GO, 6.75% due 12/1/2016	NR/NR	1,000,000	1,092,660

CONNECTICUT — 0.45%
Bridgeport GO, 6.00% due 3/1/2006 (Insured:AMBAC)	Aaa/AAA	1,325,000	1,365,002
Capitol Region Education Council, 6.375% due 10/15/2005	NR/BBB	350,000	355,621
Connecticut State Health & Education Yale University Series V 2, 2.30% due 7/1/2036 put 4/1/2005 (daily demand notes)	VMIG1/A-1+	4,560,000	4,560,000

DELAWARE — 0.60%
Delaware State Economic Development Authority Revenue, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light Project)	Baa1/BBB	2,045,000	2,166,084
Delaware State Health Facilities Authority Revenue, 6.25% due 10/1/2006 (ETM)	Aaa/AAA	2,000,000	2,000,000
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 6/1/2011 (Beebe Medical Center Project)	Baa1/BBB	1,275,000	1,347,917
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2012 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,370,000	1,465,955
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2013 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,445,000	1,534,619

DISTRICT OF COLUMBIA — 2.09%
District of Columbia, 5.50% due 6/1/2008 (Insured:AMBAC)	Aaa/AAA	1,915,000	2,051,922
District of Columbia COP, 5.00% due 1/1/2008 (Public Safety & Emergency Project; Insured:AMBAC)	Aaa/AAA	1,000,000	1,049,940
District of Columbia COP, 5.25% due 1/1/2013 (Insured:AMBAC)	Aaa/AAA	5,950,000	6,391,847
District of Columbia Hospital Revenue, 5.70% due 8/15/2008 (Medlantic Healthcare Project) (ETM)	Aaa/AAA	4,430,000	4,696,199
District of Columbia Hospital Revenue Refunding, 5.10% due 8/15/2008 (Medlantic Healthcare Group A Project) (ETM)	Aaa/AAA	1,500,000	1,586,430
District of Columbia Revenue, 6.00% due 8/15/2005 (Medlantic Healthcare Project) (ETM)	Aaa/AAA	1,330,000	1,347,702
District of Columbia Revenue, 5.50% due 10/1/2005 (Insured: MBIA)	Aaa/AAA	500,000	507,485
District of Columbia Revenue, 6.00% due 1/1/2007 (American Assoc. for Advancement of Science Project; Insured:AMBAC)	Aaa/AAA	500,000	525,625
District of Columbia Revenue, 6.00% due 1/1/2009 (American Assoc. for Advancement of Science Project; Insured:AMBAC)	Aaa/AAA	1,000,000	1,094,440
District of Columbia Series A, 5.50% due 6/1/2009 (Insured: MBIA)	Aaa/AAA	4,700,000	5,099,782
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2009 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	2,000,000	1,719,320
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2011 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,990,000	1,551,742
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2012 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,480,000	1,093,380
Washington DC Convention Center Authority Dedicated Tax Revenue, 5.00% due 10/1/2006 (Insured:AMBAC)	Aaa/AAA	750,000	774,300

FLORIDA — 5.94%
Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009 (Wheelabrator South Project)	A3/AA	5,000,000	5,343,600
Capital Projects Finance Authority Student Housing, 5.50% due 10/1/2012 (Capital Projects Student Housing; Insured: MBIA)	Aaa/AAA	1,000,000	1,083,570
Crossings at Fleming Island Community Development Refunding Series B, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	2,996,000	3,206,379
Dade County Solid Waste Systems Special Obligation Revenue Refunding, 6.00% due 10/1/2007 (Insured:AMBAC)	Aaa/AAA	7,000,000	7,507,430

18	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Escambia County Health Facilities Revenue Baptist Hospital Baptist Manor, 5.125% due 10/1/2014	A3/BBB+	$2,755,000	$2,826,575
Florida State Refunding, 6.00% due 7/1/2006 (Department of Transportation Right of Way Project)	Aa1/AAA	1,465,000	1,524,333
Gulf Breeze Florida Revenue Local Government Series C, 4.00% due 12/1/2015 put 12/1/2007 (Insured: FGIC)	Aaa/AAA	1,900,000	1,927,398
Gulf Breeze Florida Revenue Local Government Series E, 4.00% due 12/1/2020 put 12/1/2007 (Insured: FGIC)	Aaa/AAA	1,170,000	1,186,871
Hillsborough County Capital Improvement Program Revenue Refunding Junior Lien, 5.00% due 8/1/2008 (Criminal Justice Project; Insured: FGIC)	Aaa/AAA	1,000,000	1,059,690
Hillsborough County Industrial Development Authority, 5.10% due 10/1/2013 (Tampa Electric Co. Project)	Baa2/BBB-	6,000,000	6,347,100
Jacksonville Electric St. John’s River Park Systems Revenue Refunding Issue-2 17th Series, 5.25% due 10/1/2012	Aa2/AA-	5,000,000	5,414,000
Miami Dade County School Board COP Series A, 5.00% due 5/1/2006 (Insured: MBIA)	Aaa/AAA	1,910,000	1,957,788
Miami Dade County School Board COP Series B, 5.50% due 5/1/2031 put 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,010,000	1,099,415
Miami Dade County School Board COP Series C, 5.00% due 8/1/2007 (Insured: MBIA)	Aaa/AAA	3,390,000	3,550,923
Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	3,700,000	3,580,046
Orange County Health Facilities Authority, 5.80% due 11/15/2009 (Adventist Health System Project)	A2/A	1,395,000	1,515,751
Orange County Health Facilities Authority Revenue Refunding, 6.25% due 11/15/2008 (Adventist Health Systems Project; Insured: AMBAC)	Aaa/AAA	3,120,000	3,247,452
Orange County Health Facilities Authority Revenue Unrefunded Balance Series A, 6.25% due 10/1/2007 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	925,000	994,810
Orange County School Board Series A, 6.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	10,000,000	10,901,300
Palm Beach County Industrial Development Revenue Series 1996, 6.00% due 12/1/2006 (Lourdes-Noreen McKeen Residence Project) (ETM)	NR/A	940,000	986,455
Palm Beach County Solid Waste Authority Revenue Refunding Series A, 5.00% due 10/1/2005	Aa3/AA-	2,420,000	2,447,830
Pasco County Housing Finance Authority Multi Family Revenue Refunding Series A, 5.35% due 6/1/2027 put 6/1/2008 (Oak Trail Apts Project; Insured: AXA)	NR/AA-	1,000,000	1,013,530
Pelican Marsh Community Development District Refunding Series A, 5.00% due 5/1/2011 (Insured: Radian)	NR/NR	3,445,000	3,604,125
Sarasota County Public Hospital Series A, 2.33% due 7/1/2037 put 4/1/2005 (Sarosota Memorial Hospital Project) (daily demand notes)	VMIG1/NR	300,000	300,000
St. John’s County Florida Industrial Development Authority Series A, 5.50% due 8/1/2014 (Presbyterian Retirement Project)	NR/NR	1,755,000	1,865,021
Tampa Solid Waste System Revenue Series A, 4.35% due 10/1/2008 (Insured: AMBAC)	Aaa/AAA	6,045,000	6,259,235
University Athletic Association Inc. Florida Athletic Program Revenue Refunding, 2.20% due 10/1/2031 put 10/1/2005 (LOC: Suntrust Bank)	Aa3/NR	3,000,000	2,997,240

GEORGIA — 1.71%
Floyd County Sales Tax, 3.50% due 1/1/2006	Aa3/NR	1,500,000	1,510,365
Georgia Municipal Association Inc. COP, 5.00% due 12/1/2006 (Atlanta City Court Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,036,490
Georgia Municipal Electric Power Authority Revenue, 7.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	1,550,000	1,708,069
Georgia Municipal Electric Power Authority Revenue Series Y, 6.30% due 1/1/2006	A1/A+	730,000	749,235
Monroe County Development Authority Pollution Control, 6.75% due 1/1/2010 (Oglethorpe Power Scherer A Refunding; Insured: MBIA)	Aaa/AAA	2,000,000	2,287,680
Monroe County Development Authority Pollution Control Revenue Oglethorpe Power Scherer A, 6.80% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,000,000	1,181,500
Municipal Electric Authority Georgia Subordinated Series B, 5.00% due 1/1/2026 put 1/1/2009 (Project One; Insured: AMBAC)	Aaa/AAA	14,850,000	15,689,916

Certified Semi-Annual Report	19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
HAWAII — 0.30%
Hawaii State Department of Budget & Finance Special Purpose Hawaiian Electric Co., 4.95% due 4/1/2012 (Insured: MBIA)	Aaa/AAA	$2,000,000	$2,129,460
Hawaii State Refunding Series Cb, 5.75% due 1/1/2007	Aa3/AA-	1,000,000	1,048,590
Honolulu City & County Refunding Series A, 7.35% due 7/1/2006	Aa2/AA-	1,000,000	1,055,700

ILLINOIS — 11.40%
Champaign County Community Unit Series C, 0% due 1/1/2009 (Insured: FGIC)	Aaa/AAA	3,345,000	2,931,491
Chicago Board of Education, 6.00% due 12/1/2009 (Insured: FGIC)	Aaa/AAA	2,000,000	2,225,920
Chicago Board of Education School Reform, 6.25% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	750,000	868,905
Chicago Housing Authority Capital Program Revenue, 5.00% due 7/1/2007	Aa3/AA	1,000,000	1,037,400
Chicago Housing Authority Capital Program Revenue, 5.25% due 7/1/2010	Aa3/AA	2,300,000	2,460,632
Chicago Metropolitan Water Reclamation District, 6.90% due 1/1/2007	Aaa/AA+	2,300,000	2,417,369
Chicago Midway Airport Revenue Series A, 5.40% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	1,340,000	1,399,590
Chicago Midway Airport Revenue Series C, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,180,000	1,299,357
Chicago O’Hare International Airport Revenue, 5.375% due 1/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,037,370
Chicago O’Hare International Airport Revenue, 5.00% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,105,000	1,185,952
Chicago O’Hare International Airport Revenue 2nd Lien Series C-1, 5.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,066,420
Chicago O’Hare International Airport Revenue Refunding Series A, 4.90% due 1/1/2006 (Insured: MBIA)	Aaa/AAA	675,000	682,938
Chicago O’Hare International Airport Revenue Series C-1, 5.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	6,000,000	6,296,400
Chicago Park District, 6.60% due 11/15/2014 partially pre-refunded 5/15/2005	Aa3/AA	11,900,000	12,196,667
Chicago Park District Parking Facility Revenue, 5.75% due 1/1/2010 (ETM)	Baa1/A	1,000,000	1,104,060
Chicago Public Commerce Building Revenue Series C, 5.50% due 2/1/2006 (Insured: FGIC)	Aaa/AAA	2,000,000	2,047,120
Chicago Refunding Series A, 5.375% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,173,600
Chicago Refunding Series A-2, 6.125% due 1/1/2012 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,141,050
Chicago Tax Increment Allocation Central Series A, 0% due 12/1/2005 (Insured: AMBAC)	Aaa/AAA	5,000,000	4,915,600
Chicago Water Revenue, 6.50% due 11/1/2011 (Insured: FGIC)	Aaa/AAA	1,810,000	2,102,044
Cook & Will Counties Township High School District 206 Series C, 0% due 12/1/2005 (Insured: FSA)	Aaa/AAA	2,545,000	2,502,040
Cook County Capital Improvement, 5.50% due 11/15/2008 pre-refunded 11/15/2006	Aaa/AAA	995,000	1,048,262
Cook County Community School District 97 Series B, 9.00% due 12/1/2013 (Insured: FGIC)	Aaa/NR	2,250,000	3,072,263
Du Page County Forest Preservation District, 0% due 11/1/2009	Aaa/AAA	5,000,000	4,249,500
Glenview Multi Family Revenue Refunding, 5.20% due 12/1/2027 put 12/1/2007 (Collateralized: FNMA)	NR/AAA	1,500,000	1,542,525
Hoffman Estates Illinois Tax Increment Revenue, 0% due 5/15/2005 (Hoffman Estates Economic Dev. Project; Guaranty: Sears)	Baa2/NR	1,065,000	1,059,995
Hoffman Estates Illinois Tax Increment Revenue, 0% due 5/15/2006 (Hoffman Estates Economic Dev. Project; Guaranty: Sears)	Baa2/NR	3,075,000	2,944,589
Hoffman Estates Illinois Tax Increment Revenue Junior Lien, 0% due 5/15/2007	Baa2/NR	1,500,000	1,377,930
Hoffman Estates Illinois Tax Increment Revenue Refunding, 5.25% due 11/15/2009 (Economic Development Project; Insured: AMBAC)	Aaa/AAA	5,100,000	5,111,628
Illinois Department Central Management Services COP, 5.85% due 7/1/2009 (Insured: MBIA)	Aaa/AAA	1,000,000	1,045,440
Illinois Development Finance Authority Pollution Control Revenue Refunding, 5.70% due 1/15/2009 (Commonwealth Edison Co. Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,240,420
Illinois Development Finance Authority Pollution Series A, 7.375% due 7/1/2021 pre-refunded 7/1/2006 (Illinois Power Co. Project)	Baa3/NR	5,000,000	5,369,850
Illinois Development Finance Authority Revenue, 4.00% due 11/15/2005 (Insured: XLCA)	Aaa/AAA	860,000	867,551
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2009 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,635,000	3,980,580
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2010 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,860,000	4,273,715

20	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Illinois Development Finance Authority Revenue, 5.25% due 2/15/2011 (Insured: AMBAC)	NR/AAA	$785,000	$806,713
Illinois Development Finance Authority Revenue Community Rehab Providers A, 5.00% due 7/1/2006	NR/BBB	1,255,000	1,266,257
Illinois Development Finance Authority Revenue Provena Health Series A, 5.50% due 5/15/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,068,550
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.60% due 7/1/2005	NR/BBB	1,000,000	1,003,800
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.60% due 7/1/2006	NR/BBB	1,000,000	1,018,760
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers Series A, 6.00% due 7/1/2015	NR/BBB	4,500,000	4,647,600
Illinois Development Finance Authority Revenue Series A, 5.75% due 5/15/2014 (Provena Health Project; Insured: MBIA)	Aaa/AAA	6,035,000	6,492,936
Illinois Educational Facilities Authority Revenues, 6.375% due 10/1/2015 pre-refunded 10/1/2005 (Mercy Center Project)	Baa2/NR	1,000,000	1,038,940
Illinois Health Facilities Authority Revenue, 5.50% due 11/15/2007 (OSF Healthcare System Project)	A2/A	915,000	961,436
Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2008 (Iowa Health System Project)	A1/NR	1,290,000	1,387,859
Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2009 (Iowa Health System Project)	A1/NR	1,375,000	1,502,256
Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2010 (Iowa Health System Project)	A1/NR	1,465,000	1,623,410
Illinois Health Facilities Authority Revenue, 6.00% due 2/15/2011 (Iowa Health System Project; Insured: AMBAC)	Aaa/AAA	1,560,000	1,726,452
Illinois Health Facilities Authority Revenue Refunding, 4.00% due 8/15/2005 (University of Chicago Hospital & Health Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,005,720
Illinois Health Facilities Authority Revenue Refunding, 5.00% due 8/15/2007 (University of Chicago Hospital & Health Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,565,550
Illinois Health Facilities Authority Revenue Refunding, 5.00% due 8/15/2008 (University of Chicago Hospital & Health Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,581,915
Illinois Health Facilities Authority Revenue Refunding, 5.50% due 11/15/2011 (Methodist Medical Center Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,226,140
Illinois Health Facilities Authority Revenue University of Chicago, 5.00% due 8/15/2009 (Hospital Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,061,120
Illinois Hospital District, 5.50% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,040,000	1,127,870
Illinois State COP Central Management Department, 5.00% due 7/1/2007 (Insured: AMBAC)	Aaa/AAA	500,000	521,910
Illinois State Partners Series A, 6.00% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,039,490
Kane County School District Number 129 Aurora West Side Refunding, 5.50% due 2/1/2012 (Insured: FGIC)	Aaa/NR	1,200,000	1,271,892
Lake County Community Consolidated School District 73, 9.00% due 1/1/2006 (Insured: FSA)	Aaa/NR	1,000,000	1,046,010
Lake County Community High School District 117 Series B, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	2,000,000	1,904,420
Lake County Community High School District 117 Series B, 0% due 12/1/2011 (Insured: FGIC)	Aaa/NR	3,235,000	2,472,478
Lake County Consolidated High School Refunding, 3.25% due 12/1/2005	NR/AA-	2,990,000	3,003,874
McHenry & Kane Counties Community Consolidated School District 158, 0% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	836,660
Mclean & Woodford Counties School District GO, 7.375% due 12/1/2010 (Insured: FSA)	Aaa/NR	1,500,000	1,791,465
Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Series A-2002, 6.00% due 6/15/2007 (McCormick Place Exposition Project; Insured: AMBAC)	Aaa/AAA	1,250,000	1,323,688
Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Series A-2002, 6.00% due 6/15/2007 pre-refunded 6/15/2006 (McCormick Place Exposition Project)	Aaa/AAA	3,750,000	3,956,475
Naperville City, Du Page & Will Counties Economic Development Revenue, 6.10% due 5/1/2008 (Hospital & Health System Association Project; LOC: American National Bank)	NR/AA-	2,445,000	2,498,325
Peoria Public Building Commission School District Facilities Revenue, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	1,100,000	1,010,790
University Il COP Series A, 5.00% due 8/15/2019 pre-refunded 8/15/2011 (Utility Infrastructure Project)	Aaa/AAA	5,235,000	5,647,256

Certified Semi-Annual Report	21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
University of Illinois Revenues, 0% due 10/1/2006 (Insured: MBIA)	Aaa/AAA	$6,300,000	$6,035,463

INDIANA — 6.49%
Allen County Economic Development Revenue, 5.00% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	1,370,000	1,417,032
Allen County Economic Development Revenue First Mortgage, 5.20% due 12/30/2005 (Indiana Institute of Technology Project)	NR/NR	965,000	980,729
Allen County Economic Development Revenue First Mortgage, 5.30% due 12/30/2006 (Indiana Institute of Technology Project)	NR/NR	690,000	712,411
Allen County Economic Development Revenue First Mortgage, 5.60% due 12/30/2009 (Indiana Institute of Technology Project)	NR/NR	1,110,000	1,177,000
Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010	Aa3/NR	1,115,000	1,237,762
Allen County Jail Building Corp. GO, 5.00% due 10/1/2011 (Insured: XLCA)	Aaa/NR	2,390,000	2,557,372
Allen County Jail Building Corp. GO, 5.00% due 10/1/2012 (Insured: XLCA)	Aaa/NR	1,275,000	1,365,015
Allen County Jail Building Corp. GO, 5.00% due 10/1/2014 (Insured: XLCA)	Aaa/NR	1,000,000	1,071,040
Allen County Jail Building Corp. GO, 5.00% due 10/1/2015 (Insured: XLCA)	Aaa/NR	1,480,000	1,581,646
Allen County Jail Building Corp. GO, 5.00% due 10/1/2016 (Insured: XLCA)	Aaa/NR	1,520,000	1,622,098
Ball State University Revenues Student Fee Series K, 5.75% due 7/1/2012 (Insured: FGIC)	Aaa/AAA	1,000,000	1,116,340
Boone County Hospital Association Lease Revenue, 5.00% due 1/15/2007 (ETM)	Aaa/AAA	1,085,000	1,124,678
Boonville Junior High School Building Corp. Revenue, 0% due 7/1/2010 (State Aid Withholding)	NR/A	850,000	678,113
Boonville Junior High School Building Corp. Revenue, 0% due 1/1/2011 (State Aid Withholding)	NR/A	850,000	658,096
Boonville Junior High School Building Corp. Revenue Refunding, 0% due 7/1/2011 (State Aid Withholding)	NR/A	950,000	717,583
Brownsburg 1999 School Building, 5.00% due 2/1/2011 (Insured: FSA)	NR/AAA	1,720,000	1,846,540
Brownsburg 1999 School Building, 5.00% due 8/1/2011 (Insured: FSA)	NR/AAA	1,835,000	1,974,075
Brownsburg 1999 School Building, 5.25% due 2/1/2012 (Insured: FSA)	NR/AAA	1,880,000	2,021,696
Brownsburg 1999 School Building, 5.25% due 8/1/2012 (Insured: FSA)	NR/AAA	1,755,000	1,889,995
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2009 (Insured: AMBAC)	Aaa/AAA	1,175,000	1,252,961
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2010 (Insured: AMBAC)	Aaa/AAA	1,135,000	1,218,025
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.00% due 1/15/2011 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,015,000	1,081,777
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.00% due 1/15/2012 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,066,600
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2013 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,081,070
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2014 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,074,950
Eagle Union Middle School Building Corp., 5.50% due 7/15/2009 (ETM)	Aaa/AAA	910,000	991,873
Elberfeld J. H. Castle School Building Corp. Indiana First Mortgage, 0% due 1/15/2006 (State Aid Withholding)	NR/A	1,860,000	1,813,407
Elberfeld J. H. Castle School Building Corp. Indiana First Mortgage Refunding, 0% due 7/5/2008 (Insured: MBIA)	NR/AAA	1,860,000	1,669,443
Evansville Vanderburgh Refunding, 5.00% due 7/15/2014 (Insured: AMBAC)	NR/AAA	1,000,000	1,076,730
Evansville Vanderburgh Refunding, 5.00% due 7/15/2015 (Insured: AMBAC)	NR/AAA	1,000,000	1,074,780
Evansville Vanderburgh School Building Corp. First Mortgage, 5.00% due 1/15/2008 (Insured: FSA)	Aaa/AAA	965,000	1,013,182
Goshen Multi School Building Corp. 1st Mortgage, 5.20% due 7/15/2007 (Insured: MBIA)	Aaa/AAA	965,000	1,012,603
Hammond Multi-School Building Corp. First Mortgage Refunding Bond Series 1997, 6.00% due 7/15/2008 (Lake County Project; State Aid Withholding)	NR/A	2,305,000	2,446,297
Huntington Economic Development Revenue, 6.00% due 11/1/2006 (United Methodist Membership Project)	NR/NR	390,000	403,007
Huntington Economic Development Revenue, 6.15% due 11/1/2008 (United Methodist Membership Project)	NR/NR	700,000	743,939
Huntington Economic Development Revenue, 6.20% due 11/1/2010 (United Methodist Membership Project)	NR/NR	790,000	829,579

22	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Indiana Health Facility Financing Authority Hospital Revenue, 5.75% due 11/1/2005 (Daughters of Charity Project) (ETM)	Aaa/AA+	$85,000	$86,372
Indiana Health Facility Financing Authority Hospital Revenue Series D, 5.00% due 11/1/2026 pre-refunded 11/1/2007	Aaa/NR	1,230,000	1,284,809
Indiana Municipal Power Supply Systems Revenue Refunding Series B, 5.80% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,071,960
Indiana State Educational Facilities Authority Revenue, 5.75% due 10/1/2009 (University of Indianapolis Project)	NR/A-	670,000	722,139
Indiana University Revenues Refunding, 0% due 8/1/2007 (Insured: AMBAC)	Aaa/AAA	2,500,000	2,325,250
Indianapolis Airport Authority Revenue Refunding Series A, 5.35% due 7/1/2007 (Insured: FGIC)	Aaa/AAA	1,100,000	1,152,481
Indianapolis Local Public Improvement Bond Bank Transportation Revenue, 0% due 7/1/2005 (ETM)	Aa2/AA-	1,220,000	1,212,814
Indianapolis Local Public Improvement Bond Bank Transportation Revenue, 0% due 7/1/2006 (ETM)	Aa2/NR	1,240,000	1,200,010
Indianapolis Resource Recovery Revenue Refunding, 6.75% due 12/1/2006 (Ogden Martin Systems, Inc. Project; Insured: AMBAC)	Aaa/AAA	2,000,000	2,114,320
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2008 (Insured: FGIC)	Aaa/AAA	855,000	930,437
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2009 (Insured: FGIC)	Aaa/AAA	455,000	502,848
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: FGIC)	NR/AAA	1,200,000	1,289,184
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: FGIC)	NR/AAA	1,250,000	1,340,225
Merrillville Multi School Building Corp. Refunding First Mortgage, 6.55% due 7/1/2005 (Insured: MBIA)	Aaa/AAA	470,000	474,836
Monroe County Community School Building Corp. Revenue Refunding, 5.00% due 1/15/2007 (Insured: AMBAC)	Aaa/AAA	625,000	646,106
North Adams Community Schools, 4.00% due 7/15/2005 (Insured: FSA)	Aaa/AAA	475,000	477,223
North Central Campus School Building Corp. Indiana, 4.50% due 7/10/2005 (Insured: AMBAC)	Aaa/AAA	1,070,000	1,076,334
Northwest Allen Building Corp. First Mortgage, 5.30% due 12/1/2005 (Insured: MBIA)	Aaa/AAA	684,000	696,421
Northwestern School Building Corp., 5.00% due 7/15/2011	NR/AA	1,240,000	1,320,761
Perry Township Multi School Building Refunding, 5.00% due 1/10/2013 (Insured: FSA)	Aaa/NR	1,225,000	1,313,531
Perry Township Multi School Building Refunding, 5.25% due 1/15/2013 (Insured: MBIA)	NR/AAA	1,235,000	1,349,200
Perry Township Multi School Building Refunding, 5.00% due 7/10/2013 (Insured: FSA)	Aaa/NR	2,025,000	2,173,433
Perry Township Multi School Building Refunding, 5.25% due 7/15/2013 (Insured: MBIA)	NR/AAA	1,305,000	1,428,388
Perry Township Multi School Building Refunding, 5.25% due 1/15/2014 (Insured: MBIA)	NR/AAA	1,335,000	1,461,491
Perry Township Multi School Building Refunding, 5.00% due 7/10/2014 (Insured: FSA)	Aaa/NR	2,130,000	2,288,280
Peru Community School Corp. Refunding First Mortgage, 0% due 7/1/2010 (State Aid Withholding)	NR/A	835,000	666,146
Plymouth Multi School Building Corp. Refunding, 5.50% due 7/1/2005 (Plymouth Community School Project; Insured: MBIA)	Aaa/AAA	835,000	841,580
Rockport Pollution Control Revenue Series C, 2.625% due 4/1/2025 put 10/1/2006 (Indiana Michigan Power Co. Project)	Baa2/BBB	4,000,000	3,956,880
Vigo County Elementary School Building Corp. Refunding & Improvement First Mortgage, 4.00% due 1/10/2008 (Insured: FSA)	Aaa/AAA	1,635,000	1,674,518
Warren Township Vision 2005 School Building Corp., 3.00% due 1/10/2006 (Insured: FGIC)	Aaa/AAA	595,000	596,761
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid Withholding)	NR/AA-	995,000	1,085,595
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding)	NR/AA-	1,095,000	1,201,149
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (Insured: FGIC)	Aaa/AAA	2,080,000	2,324,088
Westfield Elementary School Building Corp. First Mortgage Series 1997, 6.80% due 7/15/2007 (ETM)	Aaa/AAA	1,820,000	1,914,968
Whitko Indiana Middle School Building Corp. Refunding, 5.35% due 7/15/2007 (Insured: FSA)	Aaa/AAA	1,615,000	1,669,458

IOWA — 2.00%
Ankeny Community School District Sales & Services Tax Revenue, 5.00% due 7/1/2010	NR/A+	2,900,000	3,066,895
Des Moines Limited Obligation Revenue, 6.25% due 12/1/2015 put 12/1/2005 (Des Moines Parking Associates Project; LOC: Wells Fargo Bank)	NR/NR	$3,355,000	$3,358,925

Certified Semi-Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Iowa Finance Authority Commercial Development Revenue Refunding, 5.75% due 4/1/2014 put 4/1/2010 (Governor Square Project; Insured: AXA)	NR/AA-	6,650,000	6,972,059
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2007 (Iowa Health Services Project)	A1/NR	435,000	458,751
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2009 (Iowa Health Services Project)	A1/NR	1,825,000	1,995,273
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2010 (Iowa Health Services Project)	A1/NR	1,955,000	2,168,212
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 2/15/2011 (Iowa Health Services Project; Insured: AMBAC)	Aaa/AAA	3,145,000	3,485,006
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2007	Aa3/AA-	1,430,000	1,518,546
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2010	Aa3/AA-	3,295,000	3,608,486
Iowa University of Science & Technology Revenue Refunding Series B, 5.20% due 7/1/2005 (Academic Building Project)	Aa3/A+	1,170,000	1,178,588
University of Iowa Facilities Corp. Revenue Series A, 4.875% due 6/1/2005	NR/AA-	390,000	391,716

KANSAS — 0.12%
Dodge Unified School District 443 Ford County, 8.25% due 9/1/2006 (Insured: FSA)	Aaa/AAA	500,000	537,390
Wichita Water & Sewer Utility Revenue, 5.50% due 10/1/2011 (Insured: FGIC)	Aaa/AAA	1,160,000	1,214,543

KENTUCKY — 1.38%
Campbell & Kenton Counties Sanitation District 1 Revenue, 6.50% due 8/1/2005 (ETM)	Aaa/AAA	145,000	147,002
Kentucky Economic Development Finance Authority Refunding & Improvement Series A, 5.00% due 2/1/2009 (Ashland Hospital Project; Insured: FSA)	Aaa/AAA	1,580,000	1,675,084
Kentucky Economic Development Finance Authority Refunding & Improvement Series A, 5.00% due 2/1/2010 (Ashland Hospital Project; Insured: FSA)	Aaa/AAA	1,000,000	1,064,790
Kentucky Economic Development Finance Authority Series C, 0% due 10/1/2009 converts to 5.35% 10/1/2005 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	7,400,000	7,774,070
Kentucky Economic Development Finance Authority Series C, 0% due 10/1/2010 converts to 5.40% 10/1/2005 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	7,830,000	8,307,708
Kentucky State Turnpike Authority Resources Recovery Revenue, 0% due 7/1/2006 (Insured: FGIC)	Aaa/AAA	390,000	370,013
Louisville Water Revenue Refunding, 6.00% due 11/15/2006 (ETM)	Aaa/AAA	150,000	157,226

LOUISIANA — 2.89%
East Baton Rouge Pollution Control Revenue, 2.19% due 11/1/2019 put 4/1/2005 (Exxon Project) (daily demand notes)	P1/A-1+	4,000,000	4,000,000
Jefferson Parish Hospital District 2, 5.25% due 12/1/2015 crossover-refunded 12/1/2005 (Insured: FGIC)	Aaa/AAA	4,125,000	4,190,876
Jefferson Sales Tax District Special Sales Tax Revenue Refunding, 5.25% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	1,440,000	1,498,133
Jefferson Sales Tax District Special Sales Tax Revenue Refunding, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,515,000	1,603,794
Louisiana Local Govt. Environmental Facilities & Community Dev.Auth. Multi Family Revenue Series A, 5.00% due 9/1/2012 (Bellemont Apartments Project)	Baa1/NR	1,000,000	1,005,500
Louisiana PFA Revenue, 5.375% due 12/1/2008 (Wynhoven Health Care Center Project; Guaranty: Archdiocese of New Orleans)	NR/NR	1,850,000	1,912,808
Louisiana Public Facilities Authority Revenue, 5.75% due 10/1/2008 (Loyola University Project)	A1/A+	1,000,000	1,080,360
Louisiana Public Facilities Authority Revenue Refunding, 5.50% due 10/1/2006 (Loyola University Project)	A1/A+	1,280,000	1,329,075
Louisiana State Correctional Facility Lease, 5.00% due 12/15/2008 (Insured: Radian)	NR/AA	7,135,000	7,507,090
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, 4.375% due 10/1/2020 put 6/1/2007 (Loop LLC Project)	A3/A	2,350,000	2,397,376

24	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Louisiana State Offshore Terminal Refunding Series D, 4.00% due 9/1/2023 put 9/1/2008 (Loop LLC Project)	A3/A	$5,000,000	$5,044,900
New Orleans Parish School Board, 0% due 2/1/2008 (ETM)	NR/AAA	6,050,000	5,151,757
New Orleans Refunding, 0% due 9/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	960,920
St. Charles Parish Pollution Control Revenue Variable Refunding Series A, 4.90% due 6/1/2030 put 6/1/2005 (Entergy Louisiana Inc. Project)	Baa3/BBB-	3,000,000	3,009,090

MAINE — 0.07%
Regional Waste Systems Inc. Solid Waste Resources Recovery Revenue Series P, 6.25% due 7/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,029,150

MARYLAND — 0.60%
Baltimore Maryland, 7.00% due 10/15/2009 (Insured: MBIA)	Aaa/AAA	580,000	669,419
Howard County Retirement Community Revenue Series A, 7.25% due 5/15/2015 pre-refunded 5/15/2010	NR/AAA	1,000,000	1,183,940
Howard County Retirement Community Revenue Series A, 7.875% due 5/15/2021 pre-refunded 5/15/2010	NR/AAA	2,500,000	3,028,675
Maryland State Health High Educational Facilities Refunding, 6.00% due 7/1/2009 (John Hopkins University Project)	Aa2/AA	3,230,000	3,583,814

MASSACHUSETTS — 2.09%
Boston Economic Development & Industrial Corp., 5.15% due 7/1/2025 put 7/1/2005 (LOC: Fleet National Bank)	Aa1/NR	2,000,000	2,013,360
Massachusetts Development Finance Agency Resource Recovery Revenue Series A, 5.50% due 1/1/2011 (Insured: MBIA)	Aaa/AAA	3,470,000	3,788,754
Massachusetts Industrial Finance Agency Revenue, 8.375% due 2/15/2018 pre-refunded 2/15/2006 (Glenmeadow Retirement Project)	NR/NR	1,000,000	1,064,840
Massachusetts Municipal Wholesale Electric Co. Power Supply Systems Revenue, 5.00% due 7/1/2005 (Stony Brook Intermediate Project A; Insured: MBIA)	Aaa/AAA	900,000	905,904
Massachusetts Municipal Wholesale Electric Co. Power Supply Systems Revenue Series A, 5.00% due 7/1/2005 (Stony Brook Peaking Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,006,560
Massachusetts State Federal Highway Grant Anticipation Notes Series A, 5.25% due 6/15/2009	Aa3/NR	2,000,000	2,149,180
Massachusetts State Health & Educational Series H, 5.375% due 5/15/2012 (New England Medical Center Hospital Project; Insured: FGIC)	Aaa/AAA	3,415,000	3,726,106
Massachusetts State Industrial Finance Agency, 5.90% due 7/1/2027 pre-refunded 7/1/2007 (Dana Hall School Project)	Baa2/BBB	1,220,000	1,317,222
Massachusetts State Industrial Finance Agency Capital Appreciation Biomedical A, 0% due 8/1/2010	Aa3/A+	10,000,000	8,088,700
Massachusetts State Refunding GO Series A, 6.00% due 11/1/2008	Aaa/AA	1,000,000	1,094,510
Massachusetts State Refunding Series A, 5.375% due 8/1/2008	Aa2/AA	1,000,000	1,069,610
Massachusetts State Refunding Series A, 5.50% due 1/1/2010	Aa2/AA	1,500,000	1,634,265
Taunton GO, 8.00% due 2/1/2006 (Insured: MBIA)	Aaa/AAA	1,500,000	1,566,030

MICHIGAN — 2.48%
Dearborn Economic Development Corp. Oakwood Obligation Group Series A, 5.75% due 11/15/2015 (Insured: FGIC)	Aaa/AAA	2,450,000	2,538,788
Detroit Convention Facility, 5.25% due 9/30/2007	NR/A	1,000,000	1,044,490
Detroit Michigan Series A, 6.00% due 4/1/2007 (ETM)	Aaa/AAA	1,405,000	1,488,766
Dickinson County Healthcare Systems Hospital Revenue Refunding, 5.50% due 11/1/2013 (Insured: ACA)	NR/A	2,500,000	2,655,875
Jackson County Hospital Finance Authority Hospital Revenue Series A, 5.00% due 6/1/2006 (W.A. Foote Memorial Hospital Project; Insured: AMBAC)	Aaa/NR	1,670,000	1,712,451
Kalamazoo Hospital Finance Authority Facility Revenue, 5.50% due 5/15/2005 (Bronson Methodist Hospital Project; Insured: MBIA)	Aaa/NR	$1,000,000	$1,003,840

Certified Semi-Annual Report	25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Lansing Building Authority, 6.00% due 6/1/2005 (ETM)	Aaa/AAA	1,000,000	1,006,080
Michigan Hospital Finance Authority Revenue, 5.375% due 7/1/2012 (Insured: FSA)	Aaa/AAA	2,000,000	2,053,040
Michigan Hospital Finance Authority Revenue Series A, 5.375% due 11/15/2033 put 11/15/2007 (Ascension Health Project)	Aa2/A-1+	10,000,000	10,535,600
Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.00% due 4/15/2005	Aa3/AA	1,500,000	1,501,605
Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.00% due 10/15/2008 (Insured: FSA)	Aaa/AAA	4,000,000	4,249,640
Michigan State Job Development Authority Pollution Control Revenue, 5.55% due 4/1/2009 (General Motors Corp. Project; Guaranty: GM)	Baa2/BBB-	1,075,000	1,077,688
Michigan State Strategic Fund Refunding Detroit Educational, 4.85% due 9/1/2030 put 9/1/2011 (Insured: AMBAC)	Aaa/NR	1,000,000	1,047,080
Missouri State Health & Educational Facilities Authority Revenue Series A, 5.00% due 6/1/2011	NR/AA-	1,000,000	1,061,580
Oakland County Economic Development Corp. Limited, 5.50% due 6/1/2014 pre-refunded 6/1/2007	A1/NR	1,000,000	1,072,310
Oxford Area Community School District, 5.00% due 5/1/2012 (Guaranty: School Bond Loan Fund)	Aa2/AA+	800,000	857,688

MINNESOTA — 0.86%
Minneapolis Refunding Series B, 5.15% due 3/1/2009	Aa1/AAA	5,000,000	5,054,500
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,000,000	1,065,800
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,500,000	1,589,070
Osseo Independent School District 279 Crossover Refunding Series B, 5.00% due 2/1/2006 (School District Credit Program)	Aa2/NR	1,915,000	1,953,089
Southern Minnesota Municipal Power Agency Revenue Refunding Series A, 5.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,017,900
University of Minnesota Refunding Series A, 5.50% due 7/1/2006	Aa2/AA	1,450,000	1,499,329

MISSISSIPPI — 0.49%
Gautier Utility District Systems Revenue Refunding, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/NR	1,020,000	1,128,742
Hattiesburg Water & Sewer Revenue Refunding Systems, 5.20% due 8/1/2006 (Insured: AMBAC)	Aaa/AAA	700,000	719,509
Mississippi Hospital Equipment & Facilities Authority Revenue, 6.50% due 5/1/2006 (Refunding Mississippi Baptist Medical Center; Insured: MBIA)	Aaa/AAA	1,000,000	1,022,960
Ridgeland Multi Family Housing Revenue, 4.95% due 10/1/2007 (Collateralized: FNMA)	NR/AAA	905,000	921,716
Warren County Pollution Control Revenue Series A, 5.625% due 11/15/2006 (International Paper Co. Project)	Baa2/BBB	3,050,000	3,062,200

MISSOURI — 0.52%
Missouri Development Finance Board Healthcare Facilities Revenue Series A, 4.80% due 11/1/2012 (Lutheran Home Aged Project; LOC: Commerce Bank)	Aa3/NR	1,275,000	1,299,671
Platte County COP, 5.00% due 9/1/2008	NR/AA-	1,530,000	1,613,859
Springfield COP, 5.20% due 6/1/2006 (Law Enforcement Communication Project)	Aa3/NR	840,000	862,487
Springfield COP, 5.25% due 6/1/2007 (Law Enforcement Communication Project)	Aa3/NR	840,000	877,708
St. Louis County Refunding, 5.00% due 8/15/2007 (Convention & Sports Facility Project B 1; Insured: AMBAC)	Aaa/AAA	2,495,000	2,610,094

MONTANA — 1.15%
Forsyth Pollution Control Revenue Refunding, 5.00% due 10/1/2032 put 12/30/2008 (Insured: AMBAC)	Aaa/AAA	11,440,000	12,078,810

26	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Forsyth Pollution Control Revenue Refunding, 5.20% due 5/1/2033 put 5/1/2009 (Portland General Project)	Baa2/BBB+	$4,000,000	$4,178,120

NEBRASKA — 0.95%
Lancaster County School District 1, 4.00% due 7/15/2007 (Lincoln Public School Project)	Aa2/AAA	1,995,000	2,042,621
Madison County Hospital Authority Revenue 1, 5.25% due 7/1/2010 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,455,000	1,556,617
Madison County Hospital Authority Revenue 1, 5.50% due 7/1/2012 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,625,000	1,759,842
Omaha Public Power District Nebraska Electric Revenue Refunding Systems B, 5.00% due 2/1/2013	Aa2/AA	5,000,000	5,386,150
Omaha Public Power District Nebraska Electric Revenue Series A, 7.50% due 2/1/2006 (ETM)	NR/AA	1,090,000	1,127,093
University of Nebraska Facilities Corp., 5.00% due 7/15/2008	Aa2/AA-	1,500,000	1,588,725

NEVADA — 1.19%
Colorado River Commission Power Delivery A, 7.00% due 9/15/2008	Aa2/AA	840,000	915,491
Humboldt County Pollution Control Revenue Refunding, 6.55% due 10/1/2013 (Sierra Pacific Project; Insured: AMBAC)	Aaa/AAA	5,000,000	5,245,500
Las Vegas Special Refunding Local Improvement District 707 Series A, 5.125% due 6/1/2011 (Insured: FSA)	Aaa/AAA	1,750,000	1,865,955
Nevada Housing Division FNMA Multi Family Certificate A, 4.80% due 4/1/2008 (Collateralized: FNMA)	NR/AAA	1,430,000	1,451,007
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2009 (Insured: Radian)	NR/AA	1,000,000	1,073,070
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2010 (Insured: Radian)	NR/AA	1,000,000	1,082,180
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2011 (Insured: Radian)	NR/AA	1,285,000	1,389,200
Washoe County School District, 5.50% due 6/1/2008 (Insured: FSA)	Aaa/AAA	3,500,000	3,752,455

NEW HAMPSHIRE — 0.32%
Manchester Housing & Redevelopment Authority Series A, 6.05% due 1/1/2012 (Insured: ACA)	NR/A	1,500,000	1,594,410
New Hampshire Industrial Development Authority Revenue, 5.50% due 12/1/2009 (Central Vermont Public Services Project; LOC: Citizens Bank)	Aa2/AA-	2,880,000	2,911,507

NEW JERSEY — 1.79%
New Jersey Economic Development Authority Revenue Cigarette Tax, 5.00% due 6/15/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,069,000
New Jersey State Transport Trust Fund Authority Series C, 5.00% due 6/15/2007 (Transportation Systems Project)	A1/A+	3,000,000	3,123,540
New Jersey State Transport Trust Fund Authority Series C, 5.00% due 6/15/2008 (Transportation Systems Project)	A1/A+	5,000,000	5,268,000
New Jersey State Transport Trust Fund Authority Series C, 5.00% due 6/15/2009 (Transportation Systems Project)	A1/A+	5,000,000	5,306,150
New Jersey State Transport Trust Fund Authority Series C, 5.25% due 6/15/2013 (Transportation Systems Project; Insured: MBIA)	Aaa/AAA	5,000,000	5,456,600
Newark Housing Authority Port Authority Rental Backed, 3.50% due 1/1/2006 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,780,000	1,792,175
Newark Housing Authority Port Authority Rental Backed, 5.00% due 1/1/2007 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,036,230
Newark Housing Authority Port Authority Rental Backed, 5.00% due 1/1/2010 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,069,580

Certified Semi-Annual Report	27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Pequannock River Basin Regional Sewage Authority Refunding Series M, 5.00% due 12/1/2006 (Sewer Revenue Project; Insured: MBIA)	Aaa/NR	$1,090,000	$1,118,961

NEW MEXICO — 1.36%
Albuquerque Airport Revenue Adjustment Refunding, 2.28% due 7/1/2014 put 4/7/2005 (Insured: AMBAC) (weekly demand notes)	VMIG1/A-1	809,000	809,000
Farmington Pollution Control Revenue, 2.28% due 9/1/2024 put 4/1/2005 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	2,300,000	2,300,000
New Mexico Highway Commission Revenue Subordinated Lien Tax Series B, 5.00% due 6/15/2011 (Insured: AMBAC)	Aaa/AAA	4,865,000	5,206,718
New Mexico State Refunding Series B, 5.00% due 9/1/2005	Aa1/AA+	1,000,000	1,010,880
New Mexico State Severance Tax, 5.00% due 7/1/2005	Aa2/AA	2,650,000	2,667,728
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2009 (Insured: FSA & FHA)	Aaa/AAA	1,455,000	1,539,245
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2011 (Insured: FSA & FHA)	Aaa/AAA	1,790,000	1,901,803
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2011 (Insured: FSA & FHA)	Aaa/AAA	2,065,000	2,199,225
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2012 (Insured: FSA & FHA)	Aaa/AAA	1,500,000	1,597,395

NEW YORK — 8.95%
Brookhaven Industrial Development Agency Revenue, 4.375% due 11/1/2031 put 11/1/2006 (Methodist Retirement Community Project; LOC: Northfork Bank)	A1/A-	1,625,000	1,652,397
Hempstead Industrial Development Agency Resource Recovery Revenue Refunding, 5.00% due 12/1/2007 (American Ref-Fuel Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,050,510
Hempstead Town Industrial Development Agency Refunding, 5.00% due 12/1/2008 (American Fuel Co. Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,047,580
Long Island Power Authority Electric Systems Revenue General Series A, 6.00% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,616,310
Long Island Power Authority General Series B, 5.00% due 12/1/2006	A3/A-	7,000,000	7,246,820
Metropolitan Transportation Authority New York Revenue Series B, 5.00% due 11/15/2007	A2/A	8,000,000	8,387,920
Metropolitan Transportation Authority New York Service Series B, 5.25% due 7/1/2007	A2/AA-	4,535,000	4,754,177
Monroe County Industrial Development Agency, 5.375% due 6/1/2007 (St. John Fisher College Project; Insured: Radian)	NR/AA	1,050,000	1,099,707
New York City, 2.24% due 8/1/2017 put 4/1/2005 (LOC: JPM) (daily demand notes)	VMIG1/A-1+	2,000,000	2,000,000
New York City GO, 2.24% due 8/1/2015 put 4/1/2005 (daily demand notes)	VMIG1/A-1	1,465,000	1,465,000
New York City Housing Development Corp. Multi Family Housing Revenue Refunding Series A, 5.50% due 11/1/2009	Aa2/AA	185,000	185,261
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2011 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,215,000	2,351,555
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2012 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,330,000	2,469,264
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue Series B, 5.75% due 6/15/2026 Crossover refunded 6/15/2006 (Insured: MBIA)	Aaa/AAA	5,000,000	5,234,700
New York City Transitional Recovery Series 3B, 2.32% due 11/1/2022 put 4/1/2005 (daily demand notes)	VMIG1/A-1+	1,450,000	1,450,000
New York City Transitional Refunding Future Tax Series A1, 5.00% due 11/1/2013	Aa1/AAA	10,000,000	10,813,000
New York City Transitional Refunding Future Tax Series A1, 5.00% due 11/1/2012 (Insured: MBIA)	Aa1/AAA	5,000,000	5,407,700
New York Dormitory Authority, 6.00% due 7/1/2007 (Champlain Valley Physicians Project; Insured: Connie Lee)	NR/AAA	1,040,000	1,107,569
New York Dormitory Authority Revenues, 6.00% due 9/1/2008 pre-refunded 9/1/2005 (Norton Healthcare Project)	NR/AA	1,370,000	1,413,251

28	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York Dormitory Authority Revenues Mental Health Services Facilities Improvement B, 5.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	$1,600,000	$1,720,608
New York Dormitory Authority Revenues Series B, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	Aaa/AAA	4,000,000	4,354,880
New York Medical Care Facilities Finance Agency Revenue, 6.40% due 11/1/2014 (Insured: FSA)	Aaa/AAA	560,000	563,702
New York Series B, 5.50% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,106,220
New York Series B-2, Subseries B-4, 2.24% due 8/15/2023 put 4/1/2005 (daily demand notes)	VMIG1/A-1+	1,100,000	1,100,000
New York Series B3, 2.25% due 8/1/2018 put 4/1/2005 (daily demand notes)	VMIG1/A-1+	1,100,000	1,100,000
New York Series H 4, 2.28% due 3/1/2034 put 4/1/2005 (LOC: BONY) (daily demand notes)	VMIG1/A-1+	4,500,000	4,500,000
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2013 (Insured: SONYMA)	Aa1/NR	1,600,000	1,670,048
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2014 (Insured: SONYMA)	Aa1/NR	1,500,000	1,561,965
New York State Dormitory Authority Revenue Refunding, 5.00% due 2/15/2010 (Wyckoff Heights Project; Insured: AMBAC)	Aaa/AAA	4,870,000	5,151,778
New York State Dormitory Authority Revenues, 5.875% due 7/1/2005 (Teresian House Project; LOC: Fleet Bank)	Aa3/NR	1,000,000	1,008,450
New York State Dormitory Authority Revenues, 4.00% due 12/15/2005	A1/AA	15,100,000	15,257,946
New York State Dormitory Authority Revenues, 5.00% due 7/1/2007 (City University Systems Project)	A2/AA-	3,500,000	3,642,520
New York State Dormitory Authority Revenues, 5.50% due 7/1/2012 (South Nassau Community Hospital B Project)	Baa1/NR	1,820,000	1,962,906
New York State Dormitory Authority Revenues, 5.50% due 7/1/2013 (South Nassau Community Hospital B Project)	Baa1/NR	1,500,000	1,610,865
New York State Urban Development Corp. Revenue Refunding Facilities A, 6.50% due 1/1/2011 (Correctional Capital Project; Insured: FSA)	Aaa/AAA	2,500,000	2,877,550
New York Thruway Authority General Revenue Special Obligation, 0% due 1/1/2006	NR/A-	1,320,000	1,291,990
New York Urban Development Corp. Revenue University Facilities Grants, 6.00% due 1/1/2006	A2/AA-	255,000	261,174
New York Urban Development Corp. Series 7, 6.00% due 1/1/2006	A2/AA-	3,425,000	3,507,919
Oneida County Industrial Development Agency Series C, 6.00% due 1/1/2009 (Civic Facility Faxton Hospital Project; Insured: Radian)	NR/AA	710,000	772,089
Port Authority New York & New Jersey Special Obligation, 2.24% due 5/1/2019 put 4/1/2005 (daily demand notes)	VMIG1/A-1+	3,000,000	3,000,000
Tobacco Settlement Financing Corp. Asset Backed Series B 1C, 5.25% due 6/1/2013	A2/AA-	2,000,000	2,114,420
Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series A-1C, 5.25% due 6/1/2012 (Secured: State Contingency Contract)	A2/AA-	1,000,000	1,027,770
Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series B-1C, 5.25% due 6/1/2013 (Insured: XLCA)	Aaa/AAA	2,000,000	2,129,900
Yonkers New York Series B, 4.00% due 10/15/2009 (Insured: FSA)	Aaa/AAA	2,055,000	2,116,999

NORTH CAROLINA — 2.19%
Cabarrus County COP Installment Financing Contract, 4.50% due 2/1/2007 (Insured: AMBAC)	Aaa/AAA	1,100,000	1,131,559
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue Series A, 5.00% due 4/1/2007 (Johnson & Wales University Project; Insured: XLCA)	Aaa/AAA	925,000	960,835
North Carolina Eastern Municipal Power Agency Power Systems Revenue, 6.125% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	2,860,000	3,146,858
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series D, 5.375% due 1/1/2011	Baa2/BBB	3,000,000	3,198,720
North Carolina Eastern Municipal Power Agency Power Systems Revenue Series C, 5.25% due 1/1/2012	Baa2/BBB	650,000	690,495
North Carolina Eastern Municipal Power Agency Power Systems Series A, 5.50% due 1/1/2012	Baa2/BBB	1,000,000	1,076,870
North Carolina Eastern Municipal Power Agency Power Systems Series C, 5.25% due 1/1/2013	Baa2/BBB	1,055,000	1,120,389
North Carolina Municipal Power Agency 1 Catawba Electric Revenue, 6.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	2,400,000	2,669,208

Certified Semi-Annual Report	29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series A, 5.50% due 1/1/2013	A3/BBB+	$2,505,000	$2,737,414
North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series B, 6.375% due 1/1/2013	A3/BBB+	1,000,000	1,105,910
North Carolina Municipal Power Agency Series A, 6.00% due 1/1/2007 (Insured: MBIA)	Aaa/AAA	3,400,000	3,578,398
North Carolina Municipal Power Agency Series A, 6.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	3,900,000	4,198,935
North Carolina State COP Series B, 5.00% due 6/1/2009 (Repair & Renovation Project)	Aa2/AA+	2,000,000	2,131,500
Raleigh Durham Airport Authority Airport Revenue Series A, 5.50% due 11/1/2006 (Insured: FGIC)	Aaa/NR	2,000,000	2,082,800
University of North Carolina Systems Pool Revenue Refunding Series B, 5.00% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	1,030,000	1,117,529

NORTH DAKOTA — 0.07%
Grand Forks Health Care Systems Revenue Bond Series 1997, 6.25% due 8/15/2005 (Altru Health System Project; Insured: MBIA)	Aaa/AAA	910,000	922,658

OHIO — 2.98%
Bellefontaine Hospital Revenue Refunding, 6.00% due 12/1/2013 (Mary Rutan Health Associates Project)	NR/BBB+	1,885,000	1,908,977
Central Ohio Authority Solid Waste Facility Series B, 5.00% due 12/1/2007	Aa2/AA+	2,025,000	2,123,557
Cleveland Cuyahoga County Port Authority Revenue GO, 6.00% due 11/15/2010	NR/NR	3,775,000	4,022,904
Columbus GO, 12.375% due 2/15/2009	Aaa/AAA	1,050,000	1,390,421
Cuyahoga County Hospital Revenue Refunding, 5.50% due 1/15/2019 (University Health Systems Project B; Insured: MBIA)	Aaa/AAA	4,000,000	4,152,240
Cuyahoga County Hospital Revenue Refunding Series A, 4.75% due 2/15/2008 (Metrohealth Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,046,520
Cuyahoga County Hospital Revenue Refunding Series B, 6.00% due 1/15/2006 (University Hospital Health Systems Project)	Baa1/A	2,705,000	2,771,218
Hudson City Library Improvement, 6.35% due 12/1/2011	Aa1/NR	1,400,000	1,602,846
Lake County Sewer & Water District Improvement, 5.30% due 12/1/2011	Aa2/NR	455,000	483,206
Lorain County Hospital Revenue Refunding Catholic Healthcare Partners B, 6.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,200,000	1,295,256
Mahoning Valley District Water Refunding, 5.85% due 11/15/2008 (Insured: FSA)	Aaa/AAA	1,300,000	1,421,173
Mahoning Valley District Water Refunding, 5.90% due 11/15/2009 (Insured: FSA)	Aaa/AAA	770,000	854,446
Montgomery County Revenue, 6.00% due 12/1/2008 (Catholic Health Initiatives Project)	Aa2/AA	2,250,000	2,435,175
Montgomery County Revenue, 6.00% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/AA	2,385,000	2,609,118
Montgomery County Revenue, 6.00% due 12/1/2010 (Catholic Health Initiatives Project)	Aa2/AA	1,530,000	1,691,247
Montgomery County Solid Waste Revenue, 6.00% due 11/1/2005 (Insured: MBIA)	Aaa/AAA	1,000,000	1,020,450
Ohio State Building Authority Refunding Adult Corrections Facilities, 5.00% due 10/1/2006 (Insured: FSA)	Aaa/AAA	2,000,000	2,066,280
Ohio State GO, 6.65% due 9/1/2009 (Infrastructure Improvement Project)	Aa1/AA+	1,000,000	1,080,810
Ohio State Unlimited Tax GO Series A, 5.75% due 6/15/2010 pre-refunded 6/15/2009	Aa1/AA+	5,000,000	5,492,550
Plain Local School District Capital Appreciation, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	680,000	648,808
Plain Local School District Capital Appreciation, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	845,000	779,741
Reading Revenue Development, 6.00% due 2/1/2009 (St. Mary’s Educational Institute Project; Insured: Radian)	NR/AA	975,000	1,058,762

OKLAHOMA — 2.36%
Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2006 (Insured: FSA)	Aaa/NR	1,235,000	1,282,461
Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2007 (Insured: FSA)	Aaa/NR	1,340,000	1,426,859
Comanche County Oklahoma Hospital Authority Revenue Refunding, 4.00% due 7/1/2007 (Insured: Radian)	Aa3/AA	1,265,000	1,283,444
Comanche County Oklahoma Hospital Authority Revenue Refunding, 5.00% due 7/1/2011 (Insured: Radian)	Aa3/AA	1,000,000	1,053,060
Grand River Dam Authority Revenue, 5.50% due 6/1/2010	A2/BBB+	1,200,000	1,303,020

30	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Jenks Aquarium Authority Revenue First Mortgage, 5.50% due 7/1/2010 (Insured: MBIA)	Aaa/NR	$585,000	$621,007
Oklahoma Authority Revenue Refunding Health Systems Obligation Group Series A, 5.75% due 8/15/2007 (Insured: MBIA)	Aaa/AAA	2,380,000	2,525,109
Oklahoma Authority Revenue Refunding Health Systems Obligation Group Series A, 6.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	2,340,000	2,583,220
Oklahoma Development Finance Authority Health Facilities Revenue, 5.75% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	740,000	821,496
Oklahoma Development Finance Authority Hospital Revenue Refunding, 5.00% due 10/1/2012 (Unity Health Center Project)	NR/BBB+	1,070,000	1,097,231
Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2011 (Duncan Regional Hospital Project)	NR/A-	1,215,000	1,290,111
Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2012 (Duncan Regional Hospital Project)	NR/A-	1,330,000	1,410,359
Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2013 (Duncan Regional Hospital Project)	NR/A-	1,250,000	1,316,862
Oklahoma Development Finance Authority Revenue Refunding Series A, 5.20% due 8/15/2011 pre-refunded 8/15/2009 (Hillcrest Healthcare System Project)	Aaa/AAA	2,015,000	2,170,417
Oklahoma Housing Development Authority Revenue Lease Purchase Program Series A, 5.10% due 11/1/2005	Aa3/NR	5,000,000	5,070,600
Oklahoma State Industrial Authority Revenue Refunding Integris Health System, 5.50% due 8/15/2005 (Insured: MBIA)	Aaa/AAA	1,000,000	1,011,310
Tulsa County Independent School Building, 4.00% due 6/1/2008	Aa3/NR	2,750,000	2,825,680
Tulsa County Independent School District, 4.50% due 8/1/2006	Aa3/AA-	2,650,000	2,710,579
Tulsa County Industrial Authority Capital Series B, 4.00% due 5/15/2005	NR/AA-	1,500,000	1,503,075

OREGON — 0.42%
Clackamas County Hospital Facility Authority Revenue Refunding, 5.00% due 5/1/2008 (Legacy Health Systems Project)	Aa3/AA	4,000,000	4,196,480
Medford Hospital Facilities Authority Revenue Series A, 5.25% due 8/15/2006 (Asante Health Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,033,000
Salem Oregon Water & Sewer Revenue, 6.00% due 6/1/2005 (Insured: MBIA)	Aaa/AAA	750,000	754,642

PENNSYLVANIA — 2.00%
Allegheny County Hospital Development Health Series B, 6.30% due 5/1/2009 (South Hills Health System Project)	Baa1/NR	1,505,000	1,599,424
Allegheny County Hospital Development Refunding, 4.40% due 11/1/2005 (Health Center UPMC Health Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,010,930
Central Bucks School District Refunding, 5.50% due 11/15/2009 (State Aid Withholding)	A1/NR	1,325,000	1,347,949
Delaware County Pennsylvania Authority Revenue, 5.50% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,058,150
Geisinger Authority Health Systems Revenue, 5.50% due 8/15/2009	Aa3/AA-	1,000,000	1,067,200
Manheim Township School Authority School Revenue Series 1978, 6.625% due 12/1/2007 pre-refunded 12/1/2005	NR/AAA	1,530,000	1,572,427
Montgomery County Higher Education & Health Authority, 6.25% due 7/1/2006	Baa2/NR	730,000	746,994
Montgomery County Higher Education & Health Authority, 6.375% due 7/1/2007	Baa3/NR	550,000	571,906
Pennsylvania Higher Educational Facilities Authority Health Services Revenue, 5.50% due 1/1/2009 (University of Pennsylvania Health Systems Project)	A3/A	1,500,000	1,546,755
Pennsylvania Higher Educational Facilities Series A, 5.00% due 8/15/2008 (University of Pennsylvania Health Systems Project)	A3/A	1,250,000	1,306,675
Pennsylvania State Higher Educational Facilities Authority Revenue, 4.00% due 11/1/2032 put 11/1/2005 (LOC: Allied Irish Banks PLC)	VMIG1/NR	1,500,000	1,512,600
Pennsylvania State Second Series, 5.25% due 10/1/2008	Aa2/AA	900,000	964,332
Philadelphia Gas Works Revenue Eighteenth Series, 5.00% due 8/1/2009 (Insured: AGC)	Aa1/AAA	1,240,000	1,313,458
Philadelphia Gas Works Revenue Eighteenth Series, 5.00% due 8/1/2010 (Insured: AGC)	Aa1/AAA	1,305,000	1,388,507
Philadelphia Hospital & Higher Education Facilities Authority Revenue, 5.50% due 5/15/2006 (Jefferson Health Systems Project)	Aa3/AA-	$1,000,000	$1,027,190

Certified Semi-Annual Report	31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Philadelphia Hospital & Higher Education Health System Series A, 5.25% due 5/15/2007 (Jefferson Health Systems Project; Insured: MBIA)	Aaa/AAA	2,600,000	2,719,054
Pottsville Hospital Authority Revenue Acsension Health Credit Series A, 5.20% due 11/15/2009 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,072,810
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.00% due 7/1/2008 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,255,000	1,322,946
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.00% due 7/1/2009 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,320,000	1,401,246
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.25% due 7/1/2011 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,400,000	1,516,760
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.25% due 7/1/2012 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,085,800
Scranton Lackawanna Health & Welfare Authority, 7.125% due 1/15/2013 pre-refunded 1/15/2007 (Marian Community Hospital Project)	NR/NR	1,000,000	1,085,390

RHODE ISLAND — 1.24%
Providence Public Building Authority Refunding Series B, 5.75% due 12/15/2007 (Insured: FSA)	Aaa/AAA	1,075,000	1,151,572
Providence Public Building Authority School Project Series B, 5.00% due 12/15/2005 (Insured: MBIA)	Aaa/AAA	1,000,000	1,017,230
Providence Public Building Authority School Project Series B, 4.00% due 12/15/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,026,080
Providence Series C, 5.50% due 1/15/2012 (Insured: FSA)	Aaa/AAA	1,880,000	2,084,507
Rhode Island Bond Authority Revenue Refunding Series A, 5.00% due 10/1/2005 (State Public Projects; Insured: AMBAC)	Aaa/AAA	4,455,000	4,511,801
Rhode Island Economic Development Corp. Revenue, 5.75% due 7/1/2010 (Providence Place Mall Project; Insured: Radian)	NR/AA	2,075,000	2,242,121
Rhode Island State COP Refunding, 5.125% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	1,660,000	1,751,532
Rhode Island State Health & Education Building, 4.50% due 9/1/2009 (Butler Hospital Project; LOC: Fleet National Bank)	NR/AA	1,960,000	2,030,011
Rhode Island State Health & Educational Building Corp. Revenue Hospital Financing, 5.25% due 7/1/2014 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA	1,565,000	1,647,241

SOUTH CAROLINA — 0.97%
Charleston County COP, 6.00% due 12/1/2007 (Insured: MBIA)	Aaa/AAA	2,050,000	2,191,901
Charleston County COP Refunding, 5.00% due 6/1/2007 (Charleston Public Facilities Corp. Project; Insured: MBIA)	Aaa/AAA	1,350,000	1,403,865
Medical University of South Carolina Hospital Facilities Revenue, 5.50% due 7/1/2005 (ETM)	NR/NR	1,000,000	1,007,850
South Carolina Jobs Economic Development Authority Hospital Facilities Revenue Improvement, 7.125% due 12/15/2015 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	NR/BBB	1,250,000	1,501,275
South Carolina Jobs Economic Development Authority Hospital Facilities Revenue Improvement Series A, 7.375% due 12/15/2021 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	NR/BBB	2,600,000	3,155,984
South Carolina State Public Service Authority Revenue Refunding Series D, 5.00% due 1/1/2006	Aa2/AA-	2,000,000	2,034,740
South Carolina State Public Service Authority Revenue Refunding Series D, 5.00% due 1/1/2007	Aa2/AA-	2,315,000	2,395,655

SOUTH DAKOTA — 0.32%
Rapid City Area School District Refunding Capital Outlay Certificates GO, 5.00% due 1/1/2010 (Insured: FSA)	Aaa/NR	1,000,000	1,070,040
South Dakota Health & Educational Facilities Authority Revenue, 5.50% due 9/1/2011 (Rapid City Regional Hospital Project; Insured: MBIA)	Aaa/AAA	1,100,000	1,206,414
South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.25% due 7/1/2009 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,106,830
South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.00% due 7/1/2014 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,056,130

32	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TENNESSEE — 0.28%
Franklin Industrial Development Multi Family Refunding Housing Series A, 5.75% due 4/1/2010 (Insured: FSA)	Aaa/AAA	$660,000	$686,387
Hamilton County Industrial Development Board, 5.75% due 9/1/2005 (Insured: FGIC)	Aaa/AAA	1,000,000	1,013,850
Metro Government Nashville Water & Sewer, 6.50% due 12/1/2014 (ETM)	Aaa/AAA	1,240,000	1,496,717
Shelby County Series A, 0% due 5/1/2011 pre-refunded 5/1/2005	Aa2/AA+	1,050,000	728,984

TEXAS — 13.12%
Amarillo Health Facilities Corp. Hospital Revenue, 5.50% due 1/1/2011 (Baptist St.Anthony’s Hospital Corp. Project; Insured: FSA)	Aaa/NR	1,350,000	1,469,637
Austin Texas Refunding, 5.00% due 3/1/2011	Aa2/AA+	1,000,000	1,073,980
Bell County Health Facilities Development Corp. Revenue Series A, 6.25% due 8/15/2010 (Scott & White Memorial Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,123,900
Bexar County Housing Finance Corp. Multi Family Housing Revenue, 5.00% due 1/1/2011 (Insured: MBIA)	Aaa/NR	1,800,000	1,888,704
Brazos River Authority Texas Special Facilities Revenue Refunding, 5.20% due 8/15/2008 (Insured: FGIC)	Aaa/AAA	1,000,000	1,009,620
Cedar Hill Independent School District Refunding, 0% due 8/15/2010 (Guaranty: PSF)	NR/AAA	1,250,000	998,800
Central Regional Mobility Authority Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	7,000,000	7,325,080
Clint Independent School District Refunding, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,700,000	1,870,000
Clint Independent School District Refunding, 5.50% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,425,000	1,555,273
Coppell Independent School District Refunding, 0% due 8/15/2007 (Guaranty: PSF)	NR/AAA	3,300,000	3,065,964
Corpus Christi Business & Job Development Corp. Sales Tax Revenue, 5.00% due 9/1/2012 (Refunding & Improvement Arena Project; Insured: AMBAC)	Aaa/AAA	1,025,000	1,101,967
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2005 (Insured: FSA)	Aaa/AAA	2,000,000	2,017,940
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2006 (Insured: FSA)	Aaa/AAA	4,070,000	4,210,863
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2008 (Insured: FSA)	Aaa/AAA	2,000,000	2,146,740
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2009 (Insured: FSA)	Aaa/AAA	4,780,000	5,191,893
Cypress Fair Independent School District Refunding GO, 5.00% due 2/15/2022 put 8/15/2010	Aaa/AAA	2,500,000	2,678,300
Dallas Tax Increment Financing Reinvestment Zone 2, 5.75% due 8/15/2006 (Insured: Radian)	NR/AA	450,000	466,128
Duncanville Independent School District Refunding Series B, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	4,945,000	3,925,638
Duncanville Independent School District Refunding Series B, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,245,000	937,547
Fort Worth Water & Sewer Revenue Refunding & Improvement, 5.25% due 2/15/2011	Aa2/AA	3,800,000	4,031,876
Fort Worth Water & Sewer Revenue Series 2001, 5.25% due 2/15/2011 (Tarrant & Denton County Project)	Aa2/AA	1,390,000	1,510,749
Grapevine Texas, 5.25% due 2/15/2012 (Insured: FGIC)	Aaa/AAA	2,005,000	2,047,325
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Refunding, 4.20% due 11/2/2006 (Occidental Project)	Baa2/BBB	4,000,000	4,087,200
Gulf Coast Waste Disposal Authority Texas Revenue Refunding, 5.00% due 10/1/2010 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,067,750
Gulf Coast Waste Disposal Authority Texas Revenue Refunding, 5.00% due 10/1/2011 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,068,240
Harlingen Consolidated Independent School, 7.50% due 8/15/2006 (Guaranty: PSF)	Aaa/AAA	1,275,000	1,354,879
Harlingen Consolidated Independent School, 7.50% due 8/15/2009 (Guaranty: PSF)	Aaa/AAA	750,000	874,410
Harris County Health Facilities Development Corp. Hospital Revenue Refunding Series A, 6.00% due 6/1/2012 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	500,000	568,010
Harris County Health Facilities Development Corp. Thermal Utility Revenue, 5.45% due 2/15/2011 (Insured: AMBAC)	Aaa/AAA	4,085,000	4,423,156
Harris County Health Facilities Hospital Series A, 6.00% due 6/1/2010 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	3,100,000	3,446,208
Harris County Hospital District Mortgage Revenue, 7.40% due 2/15/2010 (ETM)	Aaa/AAA	420,000	456,191
Harris County Hospital District Mortgage Revenue Unrefunded Balance Refunding, 7.40% due 2/15/2010 (Insured: AMBAC)	Aaa/AAA	1,925,000	2,141,543

Certified Semi-Annual Report	33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2011 (Insured: MBIA)	Aaa/AAA	$10,000,000	$10,979,800
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,186,800
Harris County Refunding Toll Road Senior Lien Series B-2, 5.00% due 8/15/2021 put 8/15/2009 (Insured: FGIC)	Aaa/AAA	5,000,000	5,299,350
Harris County Sports Authority Revenue Senior Lien Series G, 0% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	3,260,000	2,629,451
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,083,120
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2011 (Insured: FSA)	Aaa/AAA	1,000,000	1,088,030
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2012 (Insured: FSA)	Aaa/AAA	1,460,000	1,593,517
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2013 (Insured: FSA)	Aaa/AAA	1,250,000	1,367,000
Irving Texas Hospital Authority Revenue Series B, 5.75% due 7/1/2005 (Irving Healthcare Systems Project; Insured: FSA)	Aaa/AAA	500,000	504,160
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	Aaa/AAA	1,660,000	1,782,823
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	Aaa/AAA	1,745,000	1,874,427
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	Aaa/AAA	1,835,000	1,972,240
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	Aaa/AAA	1,930,000	2,069,481
Lewisville Combination Contract Revenue, 4.125% due 5/1/2031 pre-refunded 11/1/2006 (Special Assessment Castle Hills Project Number 3; LOC: Wells Fargo Bank)	NR/AA	1,000,000	1,021,300
Longview Water & Sewer Revenue Refunding, 5.00% due 3/1/2012 (Insured: MBIA)	Aaa/AAA	1,150,000	1,237,124
Lower Colorado River Authority Revenue Refunding & Improvement, 8.00% due 5/15/2010 (Transportation Systems Project; Insured: FSA)	Aaa/AAA	750,000	906,300
Mesquite Independent School District Refunding, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	3,065,000	2,348,556
Midlothian Independent School District Refunding, 0% due 2/15/2008 (Guaranty: PSF)	Aaa/NR	1,415,000	1,288,032
Midlothian Independent School District Refunding, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/NR	1,200,000	1,048,332
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2010 (Insured: Radian)	NR/AA	700,000	766,304
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2011 (Insured: Radian)	NR/AA	740,000	816,102
North Texas Health Facilities Development Corp., 5.25% due 9/1/2006 (United Regional Health Care System, Inc. Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,033,250
North Texas Thruway Authority Systems Revenue Refunding Series B, 5.00% due 1/1/2038 put 12/1/2008 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,280,200
Red River Education Finance Corp., 2.10% due 12/1/2034 put 12/1/2007 (Parish Episcopal School Project; LOC: Allied Irish Banks PLC)	VMIG1/NR	2,500,000	2,414,050
Sam Rayburn Municipal Power Agency Refunding, 5.50% due 10/1/2012	Baa2/BBB-	6,000,000	6,615,000
San Antonio Hotel Occupancy Revenue Refunding Series B, 5.00% due 8/15/2034 put 8/1/2008 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,273,550
Socorro Independent School District Series A, 5.75% due 2/15/2011 (Guaranty: PSF)	NR/AAA	1,970,000	2,100,020
Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2007 (Insured: AMBAC)	Aaa/AAA	965,000	888,254
Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2008 pre-refunded 2/15/2006	Aaa/AAA	1,120,000	976,226
Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2009 pre-refunded 2/15/2006	Aaa/AAA	1,275,000	1,046,010
Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2010 pre-refunded 2/15/2006	Aaa/AAA	1,440,000	1,107,634
Spring Branch Independent School District, 7.50% due 2/1/2011 (Guaranty: PSF)	Aaa/AAA	500,000	599,415
Springhill Courtland Heights Public Facility Corp. Multi Family Revenue Senior Lien Housing Series A, 5.125% due 12/1/2008	NR/BBB-	1,150,000	1,168,917
Tarrant County Health Facilities, 5.875% due 11/15/2007 (Adventist/Sunbelt Health System Project)	A2/A	580,000	615,444
Tarrant County Health Facilities, 6.00% due 11/15/2009 (Adventist/Sunbelt Health System Project)	A2/A	650,000	708,623
Tarrant County Health Facilities, 6.10% due 11/15/2011 (Adventist/Sunbelt Health System Project)	A2/A	730,000	806,679
Tarrant County Health Facilities Development Corp., 5.75% due 2/15/2011 (Texas Health Resources Project; Insured: MBIA)	Aaa/AAA	1,400,000	1,513,050
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2008 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,206,520
Texarkana Health Facilities Development Corp. Hospital Revenue, 5.75% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	1,500,000	1,620,030

34	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Texas Affordable Housing Corp. Portfolio A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	$2,000,000	$1,999,920
Texas Affordable Housing Corp. Series A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	1,945,000	1,984,600
Texas Public Finance Authority Building Revenue State Preservation Project Series B, 6.00% due 8/1/2011 pre-refunded 8/1/2009 (Insured: FSA)	Aaa/AAA	1,000,000	1,108,560
Texas State Turnpike Authority Central Texas Turnpike Systems Rev. Bond Anticipation Note 2nd Tier, 5.00% due 6/1/2008	Aa3/AA	7,000,000	7,393,610
Travis County GO, 5.00% due 3/1/2007	Aaa/AAA	1,000,000	1,038,470
Travis County GO, 5.00% due 3/1/2010	Aaa/AAA	500,000	522,405
Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,066,210
Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2008 (Insured: MBIA)	Aaa/AAA	2,300,000	2,490,808
Travis County Health Facilities Development Corp. Revenue Series A, 5.75% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	3,750,000	4,105,350
Travis County Health Facilities Development Series A, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,196,680
Washington County Health Facilities Development Corp. Revenue, 5.35% due 6/1/2009 (Insured: ACA)	NR/A	2,020,000	2,139,746
West Harris County Regional Water, 5.25% due 12/15/2010 (Insured: FSA)	Aaa/AAA	1,700,000	1,852,847
West Harris County Regional Water, 5.25% due 12/15/2011 (Insured: FSA)	Aaa/AAA	2,315,000	2,528,235
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: FSA)	Aaa/AAA	2,435,000	2,664,377

UTAH — 0.66%
Intermountain Power Agency Power Supply Revenue Series A, 5.00% due 7/1/2012 (ETM)	Aaa/AAA	4,355,000	4,364,146
Intermountain Power Agency Utah Power Supply Series E, 6.25% due 7/1/2009 (Insured: FSA)	Aaa/AAA	500,000	557,595
Salt Lake County Municipal Building, 5.50% due 10/1/2009	Aa1/AA+	1,500,000	1,636,305
Snyderville Basin Sewer Improvement, 5.00% due 11/1/2006 (Insured: AMBAC)	Aaa/AAA	675,000	698,996
Utah Board Regents Auxiliary Systems & Student Fee Revenue Refunding Series A, 5.00% due 5/1/2010	NR/AA	510,000	545,501
Utah State University Hospital Board of Regents Revenue, 5.50% due 8/1/2005 (Insured: AMBAC)	Aaa/AAA	500,000	505,105
Utah State University Hospital Board of Regents Revenue, 5.25% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,060,700

VERMONT — 0.03%
Vermont Educational & Health Buildings Financing Agency Revenue, 6.00% due 9/1/2006 (Northwestern Medical Center Project)	NR/BBB	470,000	480,951

VIRGINIA — 0.87%
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	1,010,000	1,077,933
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2008 (Insured: AMBAC)	Aaa/AAA	1,070,000	1,163,368
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2009 (Insured: AMBAC)	Aaa/AAA	1,130,000	1,244,401
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,195,000	1,332,891
Chesterfield County Industrial Development, 5.50% due 10/1/2009 (Vepco Project)	A3/BBB+	1,500,000	1,569,375
Hampton GO Refunding Bond, 5.85% due 3/1/2007	Aa2/AA	545,000	552,592
Hampton Hospital Facilities Revenue Series A, 5.00% due 11/1/2005	Aa2/AA	500,000	506,950
Norton Industrial Development Authority Hospital Revenue Refunding Improvement, 5.75% due 12/1/2012 (Norton Community Hospital Project; Insured: ACA)	NR/A	1,460,000	1,594,700
Suffolk Redevelopment Housing Authority Refunding, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac Project; Collateralized: FNMA)	Aaa/NR	3,000,000	3,156,570

WASHINGTON — 3.84%
Conservation & Renewable Energy Systems Revenue Refunding, 5.00% due 10/1/2007 (Washington Conservation Project)	Aaa/AA-	1,000,000	1,048,070
Energy Northwest Washington Electric Revenue Refunding Series A, 5.375% due 7/1/2013 (Project Number 1; Insured: FSA)	Aaa/AAA	2,000,000	2,181,960

Certified Semi-Annual Report	35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Energy Northwest Washington Revenue Series A, 4.75% due 7/1/2007 (Wind Project)	A3/A-	$1,675,000	$1,709,270
Energy Northwest Washington Revenue Series A, 4.95% due 7/1/2008 (Wind Project)	A3/A-	1,760,000	1,852,048
Energy Northwest Washington Revenue Series B, 4.95% due 7/1/2008 (Wind Project)	A3/A-	705,000	724,966
Energy Northwest Washington Revenue Series B, 5.20% due 7/1/2010 (Wind Project)	A3/A-	785,000	836,268
Grant County Priest Rapids Hydroelectric, 6.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	335,000	343,388
Lewis County Public Utility District Refunding, 5.00% due 10/1/2007	Aaa/AA-	1,880,000	1,970,842
Seattle Municipal Light & Power Revenue Refunding, 4.75% due 7/1/2007 (Insured: FSA)	Aaa/AAA	1,000,000	1,038,860
Spokane County School District GO, 0% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	1,600,000	1,403,024
Spokane County School District Number 354 Mead Refunding, 4.00% due 12/1/2008 (Insured: MBIA)	Aaa/AAA	1,375,000	1,415,466
Spokane Regional Solid Waste Refunding, 5.00% due 12/1/2005 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,015,160
Spokane Regional Solid Waste Refunding, 5.00% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,032,850
Spokane Regional Solid Waste Refunding, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,053,080
Spokane Washington Refunding, 5.00% due 12/15/2009	A2/AA-	2,150,000	2,231,550
Spokane Washington Refunding, 5.00% due 12/15/2010	A2/AA-	2,430,000	2,513,835
University of Washington Alumni Association Lease Revenue Refunding, 4.50% due 8/15/2005 (Medical Center Project; Insured: MBIA)	Aaa/AAA	900,000	906,831
University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2006 (Medical Center Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,028,970
University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2007 (Medical Center Project; Insured: MBIA)	Aaa/AAA	1,100,000	1,148,334
Washington Health Care Facilities, 5.50% due 12/1/2009 (Providence Services Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,626,510
Washington Public Power Supply, 5.40% due 7/1/2012 (Insured: FSA)	Aaa/AAA	900,000	985,671
Washington Public Power Supply Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,500,000	2,652,425
Washington Public Power Supply System Refunding Revenue, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	1,140,000	1,019,411
Washington Public Power Supply System Series 96-A, 6.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	1,655,000	1,720,571
Washington Public Power Supply Systems, 6.00% due 7/1/2008 (Nuclear Project Number 1; Insured: AMBAC)	Aaa/AAA	1,000,000	1,087,650
Washington Public Power Supply Systems Revenue Refunding Series A, 5.10% due 7/1/2010 (Nuclear Project Number 2; Insured: FSA)	Aaa/AAA	1,000,000	1,059,950
Washington Public Power Supply Systems Revenue Refunding Series B, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	830,000	742,203
Washington State Motor Vehicle Fuel Tax Series B, 5.00% due 7/1/2007 (Insured: FGIC)	Aaa/AAA	5,075,000	5,301,903
Washington State Public Power Supply Systems Revenue Refunding Series A, 6.00% due 7/1/2007 (Nuclear Project Number 1; Insured: AMBAC)	Aaa/AAA	5,000,000	5,277,500
Washington State Series A, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	6,810,000	7,208,930

WEST VIRGINIA — 0.29%
Harrison County Nursing Facility Revenue Refunding, 5.625% due 9/1/2010 (Salem Health Care Corp. Project; LOC: Fleet Bank)	NR/NR	455,000	465,242
Pleasants County Pollution Control Revenue, 4.70% due 11/1/2007 (Monongahela Power Co. Project; Insured: AMBAC)	Aaa/AAA	1,500,000	1,565,445
West Virginia Statewide Commission Lottery Revenue Series 1997-A, 5.50% due 7/1/2005 (Insured: MBIA)	Aaa/AAA	2,000,000	2,015,800

WISCONSIN — 1.37%
Bradley Pollution Control Revenue, 6.75% due 7/1/2009 (Owens Illinois Waste Project) (ETM)	Ba1/BB+	1,500,000	1,699,095
Milwaukee Wisconsin Corp. Series R GO, 5.50% due 9/1/2009	Aa2/AA	2,200,000	2,394,788
Wisconsin State Health & Educational Facilities, 5.00% due 8/15/2009 (Aurora Health Care Inc. Project; Insured: MBIA)	Aaa/AAA	2,835,000	2,987,665
Wisconsin State Health & Educational Facilities Authority, 5.90% due 8/15/2005 (Wheaton Franciscan Services Inc. Project; Insured: MBIA)	Aaa/AAA	800,000	810,184
Wisconsin State Health & Educational Facilities Authority Revenue, 6.00% due 8/15/2008 (Aurora Health Care Inc. Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,159,880

36	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Wisconsin State Health & Educational Facilities Authority Revenue Series A, 5.00% due 2/15/2009 (Gundersen Lutheran Hospital Project; Insured: FSA)	Aaa/AAA	$1,860,000	$1,968,085
Wisconsin State Health & Educational Facilities Hospital Sisters Services Inc., 4.50% due 12/1/2023 put 12/1/2007 (Insured: FSA)	Aaa/NR	5,825,000	6,015,652
Wisconsin State Health & Educational Series A, 5.00% due 2/15/2008 (Gundersen Lutheran Hospital Project; Insured: FSA)	Aaa/AAA	1,250,000	1,310,875
WYOMING — 0.27%
West Park Hospital District Revenue, 5.90% due 7/1/2010 (Insured: ACA)	NR/A	1,615,000	1,681,344
Wyoming Farm Loan Board Revenue, 0% due 4/1/2009	NR/AA	2,500,000	2,143,800

TOTAL INVESTMENTS — 102.77% (COST $ 1,425,197,346)			$1,449,081,023

LIABILITIES NET OF OTHER ASSETS — (2.77)%			(39,051,514)

NET ASSETS — 100.00%			$1,410,029,509

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGC	Insured by Asset Guaranty Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BONY	Letter of Credit from Bank of New York
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Semi-Annual Report	37

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for class A Shares,

(b) a deferred sales charge on redemptions of any part of all of a purchase of $1 million of class A shares within 12 months of purchase, and

(c) a deferred sales charge on redemptions of class C shares within 12 months of purchase; and

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04–3/31/05
Class A Shares
Actual	$1,000	$997.20	$4.46
Hypothetical*	$1,000	$1,020.47	$4.51

Class C Shares
Actual	$1,000	$995.10	$5.85
Hypothetical*	$1,000	$1,019.06	$5.92

Class I Shares
Actual	$1,000	$998.80	$2.86
Hypothetical*	$1,000	$1,022.07	$2.89

†	Expenses are equal to the annualized expense ratio for each class (A: 0.89%; C: 1.18%; and I: 0.57%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

38	Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report	39

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

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42	This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report.    43

The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’ re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

Core Strategies for Building Wealth

Thornburg

Limited Term

Municipal Fund

I Shares

Semi-Annual Report – March 31, 2005

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund is a laddered portfolio of municipal bonds with an average maturity of five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

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2	This page is not part of the Semi-Annual Report.

Thornburg Limited Term Municipal Fund

I Shares – March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report	3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for class I shares are higher than those for other classes. There is no up front sales charge for this class of shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

4	Certified Semi-Annual Report

Letter to Shareholders

George Strickland

Portfolio Manager

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg Limited Term Municipal Fund. The net asset value of the class I shares decreased by 23 cents to $13.60 during the six month period ending March 31, 2005. If you were with us for the entire period, you received dividends of 21.4 cents per share. If you reinvested dividends, you received 21.5 cents per share.

Over the past six months, the municipal bond yield curve has flattened considerably. In other words, interest rates on short and intermediate bonds have risen, while the interest rates on long-term bonds have remained relatively unchanged. Since bond prices move in the opposite direction of yields, long-term bond prices have been relatively stable while short and intermediate bond prices have fallen. The class I shares of your Fund produced a total return of (0.12)% over the last six months, compared to a (0.28)% return for the Lehman Brothers Five Year Municipal Bond Index. The portion of the Fund’s ladder maturing beyond five years contributed positively to performance, while the bonds maturing in less than five years underperformed the index. Overall, these two factors generally offset each other.

We are not surprised that short and intermediate bond yields have risen. The Federal Reserve has almost tripled the targeted Fed Funds rate in the last year and is expected to keep raising rates gradually. Producer prices are rising at a 4.7% rate (up from 2.1% a year ago). Consumer prices are rising at a 3.0% rate (up from 1.7%), and the U.S. economy is growing at a nominal rate (unadjusted for inflation) of 6.4%. We haven’t seen that kind of growth since the technology stock bubble burst in the first half of 2000.

We are, however, somewhat perplexed by the stability of long-term bond yields. Market participants may be expecting the economy to falter and inflation to subside this year. While that is certainly a possibility, we believe that the more likely scenario is that economic momentum continues and inflation stays in the 3-4% range. Such a scenario should lead to higher yields for long-term bonds.

New issue municipal bond supply unexpectedly surged 10.9% over the first quarter of last year to a record $96.6 billion. The increased supply showed up just as the government bond market weakened and helped create a buyer-friendly municipal bond market. With rates on intermediate municipal bonds rising by about 0.5% over the last couple of months, we have been finding better values in bonds that mature in the five to ten year range. Though we are still conservatively positioned relative to our long-term averages, we have recently extended the duration of the Fund slightly to 3.1 years. If rates continue to rise, we would expect to continue extending duration.

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of over 680 municipal obligations from 49 states. Today, your Fund’s weighted average maturity is 4.09 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates continue rising,

Certified Semi-Annual Report	5

because it will allow the Fund to gradually increase the yield of the portfolio as bonds mature and get replaced with new ones. The chart below describes the percent-ages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing			Cumulative % maturing
1 year	=	13.3%	Year 1	=	3.3%
1 to 2 years	=	9.6%	Year 2	=	22.9%
2 to 3 years	=	12.4%	Year 3	=	35.3%
3 to 4 years	=	14.1%	Year 4	=	49.4%
4 to 5 years	=	14.4%	Year 5	=	63.8%
5 to 6 years	=	11.9%	Year 6	=	75.7%
6 to 7 years	=	7.6%	Year 7	=	83.3%
7 to 8 years	=	7.9%	Year 8	=	91.2%
8 to 9 years	=	4.9%	Year 9	=	96.1%
Over 9 years	=	3.9%	Over 9 years	=	100%

Percentages can and do vary. Data as of 3/31/05.

Thanks to a strong economy, state tax revenues were up 7.5% in 2004 – the fastest growth rate since the 2000 fiscal year. Many states are dealing with the fortunate problem of deciding what to do with surplus revenues, while a few states continue grappling with budget deficits. State reserve funds have been drawn down over the last few years and tax supported state debt levels have risen over 15% in the last two years. To reduce credit risk, we have kept 92% of the portfolio in bonds rated A or above by at least one rating agency and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

6	Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

ASSETS
Investments at value (cost $1,425,197,346)	$1,449,081,023
Cash	88,571
Receivable for investments sold	25,418,733
Receivable for fund shares sold	4,885,701
Interest receivable	18,471,446
Prepaid expenses and other assets	80,980

Total Assets	1,498,026,454

LIABILITIES
Payable for securities purchased	83,440,035
Payable for fund shares redeemed	2,561,478
Payable to investment advisor and other affiliates (Note 3)	900,809
Accounts payable and accrued expenses	107,761
Dividends payable	986,862

Total Liabilities	87,996,945

NET ASSETS	$1,410,029,509

NET ASSETS CONSIST OF:
Distribution in excess of net investment gain (loss)	$(1,630)
Net unrealized appreciation on investments	23,877,467
Accumulated net realized gain (loss)	(5,514,874)
Net capital paid in on shares of beneficial interest	1,391,668,546

$1,410,029,509

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,004,559,992 applicable to 73,867,736 shares of beneficial interest outstanding - Note 4)	$13.60

Maximum sales charge, 1.50% of offering price	0.21

Maximum Offering Price Per Share	$13.81

Class C Shares:
Net asset value and offering price per share * ($152,324,362 applicable to 11,180,293 shares of beneficial interest outstanding - Note 4)	$13.62

Class I Shares:
Net asset value, offering and redemption price per share ($253,145,155 applicable to 18,612,071 shares of beneficial interest outstanding - Note 4)	$13.60

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report	7

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Six Months Ended March 31, 2005 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $8,812,219)	$26,287,475

Total Income	26,287,475

EXPENSES:
Investment advisory fees (Note 3)	2,885,254
Administration fees (Note 3)
Class A Shares	639,383
Class C Shares	97,607
Class I Shares	61,421
Distribution and service fees (Note 3)
Class A Shares	1,278,765
Class C Shares	779,909
Transfer agent fees
Class A Shares	199,230
Class C Shares	44,055
Class I Shares	31,770
Registration and filing fees
Class A Shares	30,790
Class C Shares	16,634
Class I Shares	27,984
Custodian fees (Note 3)	243,183
Professional fees	39,300
Accounting fees	75,180
Trustee fees	15,790
Other expenses	142,152

Total Expenses	6,608,407
Less:
Distribution and service fees waived (Note 3)	(389,955)
Fees paid indirectly (Note 3)	(18,483)

Net Expenses	6,199,969

Net Investment Income	20,087,506

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(931,173)

(931,173)

Net change in unrealized appreciation (depreciation) on:
Investments	(23,262,169)

(23,262,169)

Net Realized and Unrealized Loss	(24,193,342)

Net Decrease in Net Assets Resulting From Operations	$(4,105,836)

See notes to financial statements.

8	Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Three Months Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income gain	$20,087,506	$9,853,487
Net realized gain (loss) on investments	(931,173)	74,945
Increase (Decrease) in unrealized appreciation (depreciation) on investments	(23,262,169)	16,155,302

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,105,836)	26,083,734

DIVIDENDS TO SHAREHOLDERS:

From net investment income
Class A Shares	(14,295,014)	(7,133,301)
Class C Shares	(1,962,089)	(958,113)
Class I Shares	(3,830,404)	(1,762,073)

FUND SHARE TRANSACTIONS - (Note 4):

Class A Shares	(17,173,762)	(20,348,137)
Class C Shares	(1,899,182)	(353,019)
Class I Shares	18,786,956	13,279,935

Net Increase (Decrease) in Net Assets	(24,479,331)	8,809,026

NET ASSETS:

Beginning of period	1,434,508,840	1,425,699,814

End of period	$1,410,029,509	$1,434,508,840

See notes to financial statements.

Certified Semi-Annual Report	9

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”)(formerly Thornburg Limited Term Municipal Fund – National Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, class A, class C, and Institutional class, (class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income, of the Fund, to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the

10	Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For period ended March 31, 2005 , these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund. The Trust also has entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of Fund shares. For the period ended March 31, 2005, the Distributor has advised the Fund that it earned commissions aggregating $10,031 from the sale of class A shares, and collected contingent deferred sales charges aggregating $809 from redemptions of class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s class C shares under which the Fund compensates the Distributor for services in promoting the sale of class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans and class C distribution fees waived by the Distributor for the period ended March 31, 2005, are set forth in the Statement of Operations. Distribution fees in the amount of $389,955 were waived for class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $18,483.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report	11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2005		Three Months Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	6,042,010	$83,097,569	2,652,124	$36,597,200
Shares issued to shareholders in reinvestment of dividends	691,610	9,497,226	335,506	4,631,084
Shares repurchased	(7,980,906)	(109,768,557)	(4,457,299)	(61,576,421)

Net Increase (Decrease)	(1,247,286)	$(17,173,762)	(1,469,669)	$(20,348,137)

Class C Shares
Shares sold	1,091,909	$15,053,002	506,589	$7,003,493
Shares issued to shareholders in reinvestment of dividends	96,878	1,332,712	46,675	645,678
Shares repurchased	(1,328,189)	(18,284,896)	(578,793)	(8,002,190)

Net Increase (Decrease)	(139,402)	$(1,899,182)	(25,529)	$(353,019)

Class I Shares
Shares sold	3,825,764	$52,619,077	1,826,487	$25,227,726
Shares issued to shareholders in reinvestment of dividends	230,891	3,170,558	104,786	1,446,479
Shares repurchased	(2,690,368)	(37,002,679)	(970,031)	(13,394,270)

Net Increase (Decrease)	1,366,287	$18,786,956	961,242	$13,279,935

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $280,202,410 and $184,125,174, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,425,202,791

Gross unrealized appreciation on a tax basis	$28,822,012
Gross unrealized depreciation on a tax basis	(4,949,990)

Net unrealized appreciation (depreciation) on investments (tax basis)	$23,872,022

At March 31, 2005, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	1,013,153
2008	3,565,103

$4,578,256

12	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Municipal Fund	(Unaudited)*

	*6 Months Ended March 31, 2005		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
					2004	2003	2002	2001	2000
Class I Shares:

PER SHARE PERFORMANCE

(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.83		$13.68		$14.01	$13.65	$13.44	$13.06	$13.26

Income from investment operations:
Net investment income	0.21		0.11		0.44	0.49	0.57	0.63	0.63
Net realized and unrealized gain (loss) on investments	(0.23)		0.15		(0.33)	0.36	0.21	0.38	(0.20)

Total from investment operations	(0.02)		0.26		0.11	0.85	0.78	1.01	0.43

Less dividends from:
Net investment income	(0.21)		(0.11)		(0.44)	(0.49)	(0.57)	(0.63)	(0.63)

Change in net asset value	(0.23)		0.15		(0.33)	0.36	0.21	0.38	(0.20)

NET ASSET VALUE, end of period	$13.60		$13.83		$13.68	$14.01	$13.65	$13.44	$13.06

RATIOS/SUPPLEMENTAL DATA

Total return (a)	(0.12)%		1.87%		0.80%	6.36%	5.91%	7.91%	3.37%
Ratios to average net assets:
Net investment income	3.12	%(b)	3.02	%(b)	3.18%	3.54%	4.18%	4.75%	4.84%
Expenses, after expense reductions	0.58	%(b)	0.55	%(b)	0.57%	0.58%	0.60%	0.60%	0.60%
Expenses, after expense reductions and net of custody credits	0.57	%(b)	0.55	%(b)	0.57%	0.58%	0.60%	—	—
Expenses, before expense reductions	0.58	%(b)	0.55	%(b)	0.57%	0.58%	0.62%	0.65%	0.62%

Portfolio turnover rate	13.25%		4.57%		21.37%	15.81%	19.59%	25.37%	33.65%

Net assets at end of period (000)	$253,145		$238,589		$222,760	$197,367	$123,652	$86,160	$76,470

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Semi-Annual Report	13

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

CUSIPS: CLASS A - 885-215-459, CLASS C - 885-215-442, CLASS I - 885-215-434
NASDAQ SYMBOLS: CLASS A - LTMFX, CLASS C - LTMCX, CLASS I - LTMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 2.05%

Birmingham Carraway Alabama Special, 6.25% due 8/15/2009 (Insured: Connie Lee)	NR/AAA	$10,000,000	$10,711,500
Huntsville Health Care Authority Facilities Revenue Series B, 4.65% due 6/1/2024 put 6/1/2005 (Insured: MBIA)	Aaa/AAA	1,245,000	1,249,233
Huntsville Health Care Series A, 4.65% due 6/1/2024 put 6/1/2005 (Insured: MBIA)	Aaa/AAA	5,330,000	5,348,122
Scottsboro Industrial Development Board Refunding, 5.25% due 5/1/2009 (LOC: PNC Bank)	NR/NR	1,920,000	1,951,046
Shelby County Series A, 7.20% due 8/1/2005 (ETM)	Aaa/AAA	500,000	508,040
Wilsonville Industrial Development Board Pollution Control Revenue Refunding, 4.20% due 6/1/2019 put 6/1/2006 (Southern Electric Gaston Project; Insured: AMBAC)	Aaa/AAA	8,955,000	9,102,310

ALASKA — 0.59%

Alaska Energy Authority Power Revenue Refunding Third Series, 6.00% due 7/1/2008 (Bradley Lake Project; Insured: FSA)	Aaa/AAA	2,800,000	3,047,240
Alaska Student Loan Corp. Revenue Series A, 5.25% due 1/1/2012 (Capital Project; Insured: FSA)	NR/AAA	3,000,000	3,277,200
North Slope Borough Alaska, 0% due 6/30/2006 (Insured: MBIA)	Aaa/AAA	2,070,000	1,999,806

ARIZONA — 1.13%

Arizona State Transportation Board Grant Anticipation Notes Series A, 5.00% due 7/1/2009	Aa3/AA-	2,500,000	2,672,250
Maricopa County Arizona School District 97, 5.50% due 7/1/2008 (Insured: FGIC)	Aaa/NR	650,000	698,886
Maricopa County School District 008, 7.50% due 7/1/2008 (Insured: MBIA)	A1/AAA	1,000,000	1,133,150
Maricopa County Unified School District 41 Gilbert Refunding, 0% due 1/1/2006 (Insured: FGIC)	Aaa/AAA	1,000,000	981,030
Mohave County Industrial Development Authority Correctional Facilities Contract Revenue Series A, 5.00% due 4/1/2009 (Mohave Prison LLC Project; Insured: XLCA)	NR/AAA	4,595,000	4,860,729
Mohave County Industrial Development Authority Series A, 5.00% due 4/1/2014 (Mohave Prison LLC Project; Insured: XLCA)	NR/AAA	3,135,000	3,339,496
Pima County Industrial Development Authority Education Revenue Series C, 6.40% due 7/1/2013 (Arizona Charter Schools Project)	Baa3/NR	1,000,000	1,061,050
Pima County Industrial Development Authority Industrial Revenue Refunding Lease Obligation A, 7.25% due 7/15/2010 (Insured: FSA)	Aaa/AAA	570,000	596,106
Tucson Water Revenue Series D, 9.75% due 7/1/2008	Aa3/A+	500,000	600,110

ARKANSAS — 0.59%

Conway Electric Revenue Refunding, 5.00% due 8/1/2007	A2/NR	2,000,000	2,081,740
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2010 (Regional Medical Center Project)	NR/A	1,000,000	1,080,620
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2011 (Regional Medical Center Project)	NR/A	1,075,000	1,168,589
Little Rock Arkansas Capital Improvement, 4.00% due 4/1/2005 (Insured: FSA)	Aaa/AAA	1,000,000	1,000,000
Little Rock Hotel & Restaurant Gross Receipts Tax Refunding, 7.125% due 8/1/2009	A3/NR	2,645,000	2,932,247

CALIFORNIA — 3.64%

Bay Area Government Association Rapid Transit, 4.875% due 6/15/2009 (Insured: AMBAC)	Aaa/AAA	2,385,000	2,389,722
California Health Facilities Financing Authority Revenue Series 83 C, 9.25% due 12/1/2006 (Mercy Health Care Project) (ETM)	Aaa/AAA	1,600,000	1,770,256
California Health Facilities Financing Authority Revenue Series B Refunding, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,620,000	2,809,138
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2005	A2/BBB+	1,470,000	1,473,778
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2008	A2/BBB+	2,050,000	2,190,446
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2012	A2/BBB+	2,600,000	2,863,172

14	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
California State Department of Water Resources Power Supply Series A, 6.00% due 5/1/2013	A2/BBB+	$2,550,000	$2,898,636
California State Public Works Board Lease Revenue Series A, 5.25% due 1/1/2007 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,077,100
California Statewide Community Development Authority Revenue Series D, 4.35% due 11/1/2036 put 3/1/2007 (Kaiser Permanente Project)	A3/A-1	2,000,000	2,036,040
California Statewide Community Development Authority Series E, 3.875% due 4/1/2032 put 4/1/2010 (Kaiser Permanente Project)	NR/A	2,000,000	2,000,000
Central Valley Financing Authority Revenue, 6.00% due 7/1/2009 (Carson Ice Project)	NR/BBB	1,870,000	1,933,580
Fairfield Water Revenue Refunding, 5.25% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	3,700,000	3,777,145
Los Angeles County Capital Asset Leasing Corp. Lease Revenue Series A, 3.00% due 6/1/2005	A3/A	1,730,000	1,731,782
Northern California Power Agency Public Power Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	Baa2/A-	6,100,000	6,107,198
Orange County Refunding Recovery, 6.50% due 6/1/2005 (Insured: MBIA)	Aaa/AAA	5,200,000	5,236,556
Orange County Sanitation Districts Series B, 2.28% due 8/1/2030 put 4/1/2005 (daily demand notes)	VMIG1/A-1+	2,000,000	2,000,000
Sacramento County Sanitation District Financing Authority Revenue Series A, 5.875% due 12/1/2027 Crossover refunded 12/1/2005	Aa3/AA	2,500,000	2,577,800
San Jose Financing Authority Lease Revenue Series D, 5.00% due 6/1/2039 mandatory put 6/1/2006 (Civic Center Project; Insured: AMBAC)	Aaa/AAA	3,000,000	3,076,680
Torrance Hospital Revenue Series A, 7.10% due 12/1/2015 pre-refunded 12/1/2005 (Little Co. of Mary Hospital Project)	NR/AAA	1,305,000	1,345,494
Tri City Hospital District Revenue Refunding Series B, 6.00% due 2/15/2006 (Insured: MBIA)	Aaa/AAA	1,000,000	1,030,020

COLORADO — 3.30%

Adams County Communication Center Series A, 4.75% due 12/1/2006	Baa1/NR	1,025,000	1,040,980
Adams County School District 012 Series A, 4.375% due 12/15/2007	Aa3/AA-	1,000,000	1,036,810
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/A-1	9,360,000	9,808,344
Colorado Department of Transport Revenue Anticipation Notes, 6.00% due 6/15/2008 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,633,365
Colorado Educational & Cultural Facilities, 4.90% due 4/1/2008 (Nashville Public Radio Project)	NR/BBB+	1,000,000	1,025,940
Colorado Health Facilities Authority, 5.00% due 9/1/2007 (Catholic Health Initiatives Project)	Aa2/AA	5,705,000	5,939,932
Colorado Health Facilities Authority Series A, 5.375% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/AA	515,000	546,492
Colorado Housing Finance Authority, 5.25% due 10/1/2007	A1/AA+	110,000	110,982
Colorado Springs Utilities Revenue Systems Subordinated Lien Refunding & Improvement Series A, 5.00% due 11/15/2005	Aa2/AA	2,230,000	2,264,833
Denver City & County COP Series A, 5.50% due 5/1/2006 (Insured: MBIA)	Aaa/AAA	500,000	514,855
Denver Convention Center Senior Series A, 5.00% due 12/1/2011 (Insured: XLCA)	Aaa/AAA	3,335,000	3,574,253
Dove Valley Metropolitan District Arapahoe County, Series B, 3.30% due 11/1/2025 put 11/1/2005 (LOC: BNP Paribas)	NR/A-1+	1,820,000	1,828,591
El Paso County School District Number 49 Series A, 6.00% due 12/1/2009 (Insured: FSA)	Aaa/AAA	1,000,000	1,093,010
Highlands Ranch Metro District 2 GO, 6.50% due 6/15/2012 (Insured: FSA)	Aaa/AAA	1,000,000	1,170,370
Highlands Ranch Metropolitan District 3 Refunding Series B, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,760,000	1,853,456
Highlands Ranch Metropolitan District 3 Series A, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,520,000	1,600,712
Lakewood COP, 4.40% due 12/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,041,770
Metropolitan Football Stadium District Colorado Sales Tax Revenue Capital Appreciation Series A, 0.01% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	1,025,000	937,024
Pinery West Metropolitan District 3, 4.70% due 12/1/2021 put 12/1/2007 (LOC: Compass Bank)	NR/A-2	970,000	991,650
Plaza Metropolitan District 1 Revenue, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment Project)	NR/NR	6,000,000	6,293,460

Certified Semi-Annual Report	15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Regional Transportation District of Colorado Series A, 5.00% due 6/1/2009 (Transit Vehicles Project; Insured: AMBAC)	Aaa/AAA	$1,000,000	$1,065,750
Southland Metropolitan District Number 1 unlimited GO, 6.75% due 12/1/2016	NR/NR	1,000,000	1,092,660

CONNECTICUT — 0.45%

Bridgeport GO, 6.00% due 3/1/2006 (Insured: AMBAC)	Aaa/AAA	1,325,000	1,365,002
Capitol Region Education Council, 6.375% due 10/15/2005	NR/BBB	350,000	355,621
Connecticut State Health & Education Yale University Series V 2, 2.30% due 7/1/2036 put 4/1/2005 (daily demand notes)	VMIG1/A-1+	4,560,000	4,560,000

DELAWARE — 0.60%

Delaware State Economic Development Authority Revenue, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light Project)	Baa1/BBB	2,045,000	2,166,084
Delaware State Health Facilities Authority Revenue, 6.25% due 10/1/2006 (ETM)	Aaa/AAA	2,000,000	2,000,000
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 6/1/2011 (Beebe Medical Center Project)	Baa1/BBB	1,275,000	1,347,917
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2012 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,370,000	1,465,955
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2013 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,445,000	1,534,619

DISTRICT OF COLUMBIA — 2.09%

District of Columbia, 5.50% due 6/1/2008 (Insured: AMBAC)	Aaa/AAA	1,915,000	2,051,922
District of Columbia COP, 5.00% due 1/1/2008 (Public Safety & Emergency Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,049,940
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	Aaa/AAA	5,950,000	6,391,847
District of Columbia Hospital Revenue, 5.70% due 8/15/2008 (Medlantic Healthcare Project) (ETM)	Aaa/AAA	4,430,000	4,696,199
District of Columbia Hospital Revenue Refunding, 5.10% due 8/15/2008 (Medlantic Healthcare Group A Project) (ETM)	Aaa/AAA	1,500,000	1,586,430
District of Columbia Revenue, 6.00% due 8/15/2005 (Medlantic Healthcare Project) (ETM)	Aaa/AAA	1,330,000	1,347,702
District of Columbia Revenue, 5.50% due 10/1/2005 (Insured: MBIA)	Aaa/AAA	500,000	507,485
District of Columbia Revenue, 6.00% due 1/1/2007 (American Assoc. for Advancement of Science Project; Insured: AMBAC)	Aaa/AAA	500,000	525,625
District of Columbia Revenue, 6.00% due 1/1/2009 (American Assoc. for Advancement of Science Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,094,440
District of Columbia Series A, 5.50% due 6/1/2009 (Insured: MBIA)	Aaa/AAA	4,700,000	5,099,782
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2009 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	2,000,000	1,719,320
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2011 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,990,000	1,551,742
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2012 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,480,000	1,093,380
Washington DC Convention Center Authority Dedicated Tax Revenue, 5.00% due 10/1/2006 (Insured: AMBAC)	Aaa/AAA	750,000	774,300

FLORIDA — 5.94%

Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009 (Wheelabrator South Project)	A3/AA	5,000,000	5,343,600
Capital Projects Finance Authority Student Housing, 5.50% due 10/1/2012 (Capital Projects Student Housing; Insured: MBIA)	Aaa/AAA	1,000,000	1,083,570
Crossings at Fleming Island Community Development Refunding Series B, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	2,996,000	3,206,379
Dade County Solid Waste Systems Special Obligation Revenue Refunding, 6.00% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	7,000,000	7,507,430

16	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Escambia County Health Facilities Revenue Baptist Hospital Baptist Manor, 5.125% due 10/1/2014	A3/BBB+	$2,755,000	$2,826,575
Florida State Refunding, 6.00% due 7/1/2006 (Department of Transportation Right of Way Project)	Aa1/AAA	1,465,000	1,524,333
Gulf Breeze Florida Revenue Local Government Series C, 4.00% due 12/1/2015 put 12/1/2007 (Insured: FGIC)	Aaa/AAA	1,900,000	1,927,398
Gulf Breeze Florida Revenue Local Government Series E, 4.00% due 12/1/2020 put 12/1/2007 (Insured: FGIC)	Aaa/AAA	1,170,000	1,186,871
Hillsborough County Capital Improvement Program Revenue Refunding Junior Lien, 5.00% due 8/1/2008 (Criminal Justice Project; Insured: FGIC)	Aaa/AAA	1,000,000	1,059,690
Hillsborough County Industrial Development Authority, 5.10% due 10/1/2013 (Tampa Electric Co. Project)	Baa2/BBB-	6,000,000	6,347,100
Jacksonville Electric St. John’s River Park Systems Revenue Refunding Issue-2 17th Series, 5.25% due 10/1/2012	Aa2/AA-	5,000,000	5,414,000
Miami Dade County School Board COP Series A, 5.00% due 5/1/2006 (Insured: MBIA)	Aaa/AAA	1,910,000	1,957,788
Miami Dade County School Board COP Series B, 5.50% due 5/1/2031 put 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,010,000	1,099,415
Miami Dade County School Board COP Series C, 5.00% due 8/1/2007 (Insured: MBIA)	Aaa/AAA	3,390,000	3,550,923
Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	3,700,000	3,580,046
Orange County Health Facilities Authority, 5.80% due 11/15/2009 (Adventist Health System Project)	A2/A	1,395,000	1,515,751
Orange County Health Facilities Authority Revenue Refunding, 6.25% due 11/15/2008 (Adventist Health Systems Project; Insured: AMBAC)	Aaa/AAA	3,120,000	3,247,452
Orange County Health Facilities Authority Revenue Unrefunded Balance Series A, 6.25% due 10/1/2007 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	925,000	994,810
Orange County School Board Series A, 6.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	10,000,000	10,901,300
Palm Beach County Industrial Development Revenue Series 1996, 6.00% due 12/1/2006 (Lourdes-Noreen McKeen Residence Project) (ETM)	NR/A	940,000	986,455
Palm Beach County Solid Waste Authority Revenue Refunding Series A, 5.00% due 10/1/2005	Aa3/AA-	2,420,000	2,447,830
Pasco County Housing Finance Authority Multi Family Revenue Refunding Series A, 5.35% due 6/1/2027 put 6/1/2008 (Oak Trail Apts Project; Insured: AXA)	NR/AA-	1,000,000	1,013,530
Pelican Marsh Community Development District Refunding Series A, 5.00% due 5/1/2011 (Insured: Radian)	NR/NR	3,445,000	3,604,125
Sarasota County Public Hospital Series A, 2.33% due 7/1/2037 put 4/1/2005 (Sarosota Memorial Hospital Project) (daily demand notes)	VMIG1/NR	300,000	300,000
St. John’s County Florida Industrial Development Authority Series A, 5.50% due 8/1/2014 (Presbyterian Retirement Project)	NR/NR	1,755,000	1,865,021
Tampa Solid Waste System Revenue Series A, 4.35% due 10/1/2008 (Insured: AMBAC)	Aaa/AAA	6,045,000	6,259,235
University Athletic Association Inc. Florida Athletic Program Revenue Refunding, 2.20% due 10/1/2031 put 10/1/2005 (LOC: Suntrust Bank)	Aa3/NR	3,000,000	2,997,240

GEORGIA — 1.71%

Floyd County Sales Tax, 3.50% due 1/1/2006	Aa3/NR	1,500,000	1,510,365
Georgia Municipal Association Inc. COP, 5.00% due 12/1/2006 (Atlanta City Court Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,036,490
Georgia Municipal Electric Power Authority Revenue, 7.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	1,550,000	1,708,069
Georgia Municipal Electric Power Authority Revenue Series Y, 6.30% due 1/1/2006	A1/A+	730,000	749,235
Monroe County Development Authority Pollution Control, 6.75% due 1/1/2010 (Oglethorpe Power Scherer A Refunding; Insured: MBIA)	Aaa/AAA	2,000,000	2,287,680
Monroe County Development Authority Pollution Control Revenue Oglethorpe Power Scherer A, 6.80% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,000,000	1,181,500
Municipal Electric Authority Georgia Subordinated Series B, 5.00% due 1/1/2026 put 1/1/2009 (Project One; Insured: AMBAC)	Aaa/AAA	14,850,000	15,689,916

Certified Semi-Annual Report	17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
HAWAII — 0.30%

Hawaii State Department of Budget & Finance Special Purpose Hawaiian Electric Co., 4.95% due 4/1/2012 (Insured: MBIA)	Aaa/AAA	$2,000,000	$2,129,460
Hawaii State Refunding Series Cb, 5.75% due 1/1/2007	Aa3/AA-	1,000,000	1,048,590
Honolulu City & County Refunding Series A, 7.35% due 7/1/2006	Aa2/AA-	1,000,000	1,055,700

ILLINOIS — 11.40%

Champaign County Community Unit Series C, 0% due 1/1/2009 (Insured: FGIC)	Aaa/AAA	3,345,000	2,931,491
Chicago Board of Education, 6.00% due 12/1/2009 (Insured: FGIC)	Aaa/AAA	2,000,000	2,225,920
Chicago Board of Education School Reform, 6.25% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	750,000	868,905
Chicago Housing Authority Capital Program Revenue, 5.00% due 7/1/2007	Aa3/AA	1,000,000	1,037,400
Chicago Housing Authority Capital Program Revenue, 5.25% due 7/1/2010	Aa3/AA	2,300,000	2,460,632
Chicago Metropolitan Water Reclamation District, 6.90% due 1/1/2007	Aaa/AA+	2,300,000	2,417,369
Chicago Midway Airport Revenue Series A, 5.40% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	1,340,000	1,399,590
Chicago Midway Airport Revenue Series C, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,180,000	1,299,357
Chicago O’Hare International Airport Revenue, 5.375% due 1/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,037,370
Chicago O’Hare International Airport Revenue, 5.00% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,105,000	1,185,952
Chicago O’Hare International Airport Revenue 2nd Lien Series C-1, 5.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,066,420
Chicago O’Hare International Airport Revenue Refunding Series A, 4.90% due 1/1/2006 (Insured: MBIA)	Aaa/AAA	675,000	682,938
Chicago O’Hare International Airport Revenue Series C-1, 5.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	6,000,000	6,296,400
Chicago Park District, 6.60% due 11/15/2014 partially pre-refunded 5/15/2005	Aa3/AA	11,900,000	12,196,667
Chicago Park District Parking Facility Revenue, 5.75% due 1/1/2010 (ETM)	Baa1/A	1,000,000	1,104,060
Chicago Public Commerce Building Revenue Series C, 5.50% due 2/1/2006 (Insured: FGIC)	Aaa/AAA	2,000,000	2,047,120
Chicago Refunding Series A, 5.375% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,173,600
Chicago Refunding Series A-2, 6.125% due 1/1/2012 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,141,050
Chicago Tax Increment Allocation Central Series A, 0% due 12/1/2005 (Insured: AMBAC)	Aaa/AAA	5,000,000	4,915,600
Chicago Water Revenue, 6.50% due 11/1/2011 (Insured: FGIC)	Aaa/AAA	1,810,000	2,102,044
Cook & Will Counties Township High School District 206 Series C, 0% due 12/1/2005 (Insured: FSA)	Aaa/AAA	2,545,000	2,502,040
Cook County Capital Improvement, 5.50% due 11/15/2008 pre-refunded 11/15/2006	Aaa/AAA	995,000	1,048,262
Cook County Community School District 97 Series B, 9.00% due 12/1/2013 (Insured: FGIC)	Aaa/NR	2,250,000	3,072,263
Du Page County Forest Preservation District, 0% due 11/1/2009	Aaa/AAA	5,000,000	4,249,500
Glenview Multi Family Revenue Refunding, 5.20% due 12/1/2027 put 12/1/2007 (Collateralized: FNMA)	NR/AAA	1,500,000	1,542,525
Hoffman Estates Illinois Tax Increment Revenue, 0% due 5/15/2005 (Hoffman Estates Economic Dev. Project; Guaranty: Sears)	Baa2/NR	1,065,000	1,059,995
Hoffman Estates Illinois Tax Increment Revenue, 0% due 5/15/2006 (Hoffman Estates Economic Dev. Project; Guaranty: Sears)	Baa2/NR	3,075,000	2,944,589
Hoffman Estates Illinois Tax Increment Revenue Junior Lien, 0% due 5/15/2007	Baa2/NR	1,500,000	1,377,930
Hoffman Estates Illinois Tax Increment Revenue Refunding, 5.25% due 11/15/2009 (Economic Development Project; Insured: AMBAC)	Aaa/AAA	5,100,000	5,111,628
Illinois Department Central Management Services COP, 5.85% due 7/1/2009 (Insured: MBIA)	Aaa/AAA	1,000,000	1,045,440
Illinois Development Finance Authority Pollution Control Revenue Refunding, 5.70% due 1/15/2009 (Commonwealth Edison Co. Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,240,420
Illinois Development Finance Authority Pollution Series A, 7.375% due 7/1/2021 pre-refunded 7/1/2006 (Illinois Power Co. Project)	Baa3/NR	5,000,000	5,369,850
Illinois Development Finance Authority Revenue, 4.00% due 11/15/2005 (Insured: XLCA)	Aaa/AAA	860,000	867,551
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2009 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,635,000	3,980,580
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2010 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,860,000	4,273,715

18	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Illinois Development Finance Authority Revenue, 5.25% due 2/15/2011 (Insured: AMBAC)	NR/AAA	$785,000	$806,713
Illinois Development Finance Authority Revenue Community Rehab Providers A, 5.00% due 7/1/2006	NR/BBB	1,255,000	1,266,257
Illinois Development Finance Authority Revenue Provena Health Series A, 5.50% due 5/15/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,068,550
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.60% due 7/1/2005	NR/BBB	1,000,000	1,003,800
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.60% due 7/1/2006	NR/BBB	1,000,000	1,018,760
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers Series A, 6.00% due 7/1/2015	NR/BBB	4,500,000	4,647,600
Illinois Development Finance Authority Revenue Series A, 5.75% due 5/15/2014 (Provena Health Project; Insured: MBIA)	Aaa/AAA	6,035,000	6,492,936
Illinois Educational Facilities Authority Revenues, 6.375% due 10/1/2015 pre-refunded 10/1/2005 (Mercy Center Project)	Baa2/NR	1,000,000	1,038,940
Illinois Health Facilities Authority Revenue, 5.50% due 11/15/2007 (OSF Healthcare System Project)	A2/A	915,000	961,436
Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2008 (Iowa Health System Project)	A1/NR	1,290,000	1,387,859
Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2009 (Iowa Health System Project)	A1/NR	1,375,000	1,502,256
Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2010 (Iowa Health System Project)	A1/NR	1,465,000	1,623,410
Illinois Health Facilities Authority Revenue, 6.00% due 2/15/2011 (Iowa Health System Project; Insured: AMBAC)	Aaa/AAA	1,560,000	1,726,452
Illinois Health Facilities Authority Revenue Refunding, 4.00% due 8/15/2005 (University of Chicago Hospital & Health Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,005,720
Illinois Health Facilities Authority Revenue Refunding, 5.00% due 8/15/2007 (University of Chicago Hospital & Health Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,565,550
Illinois Health Facilities Authority Revenue Refunding, 5.00% due 8/15/2008 (University of Chicago Hospital & Health Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,581,915
Illinois Health Facilities Authority Revenue Refunding, 5.50% due 11/15/2011 (Methodist Medical Center Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,226,140
Illinois Health Facilities Authority Revenue University of Chicago, 5.00% due 8/15/2009 (Hospital Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,061,120
Illinois Hospital District, 5.50% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,040,000	1,127,870
Illinois State COP Central Management Department, 5.00% due 7/1/2007 (Insured: AMBAC)	Aaa/AAA	500,000	521,910
Illinois State Partners Series A, 6.00% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,039,490
Kane County School District Number 129 Aurora West Side Refunding, 5.50% due 2/1/2012 (Insured: FGIC)	Aaa/NR	1,200,000	1,271,892
Lake County Community Consolidated School District 73, 9.00% due 1/1/2006 (Insured: FSA)	Aaa/NR	1,000,000	1,046,010
Lake County Community High School District 117 Series B, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	2,000,000	1,904,420
Lake County Community High School District 117 Series B, 0% due 12/1/2011 (Insured: FGIC)	Aaa/NR	3,235,000	2,472,478
Lake County Consolidated High School Refunding, 3.25% due 12/1/2005	NR/AA-	2,990,000	3,003,874
McHenry & Kane Counties Community Consolidated School District 158, 0% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	836,660
Mclean & Woodford Counties School District GO, 7.375% due 12/1/2010 (Insured: FSA)	Aaa/NR	1,500,000	1,791,465
Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Series A-2002, 6.00% due 6/15/2007 (McCormick Place Exposition Project; Insured: AMBAC)	Aaa/AAA	1,250,000	1,323,688
Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Series A-2002, 6.00% due 6/15/2007 pre-refunded 6/15/2006 (McCormick Place Exposition Project)	Aaa/AAA	3,750,000	3,956,475
Naperville City, Du Page & Will Counties Economic Development Revenue, 6.10% due 5/1/2008 (Hospital & Health System Association Project; LOC:American National Bank)	NR/AA-	2,445,000	2,498,325
Peoria Public Building Commission School District Facilities Revenue, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	1,100,000	1,010,790
University II COP Series A, 5.00% due 8/15/2019 pre-refunded 8/15/2011 (Utility Infrastructure Project)	Aaa/AAA	5,235,000	5,647,256

Certified Semi-Annual Report	19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
University of Illinois Revenues, 0% due 10/1/2006 (Insured: MBIA)	Aaa/AAA	$6,300,000	$6,035,463

INDIANA — 6.49%
Allen County Economic Development Revenue, 5.00% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	1,370,000	1,417,032
Allen County Economic Development Revenue First Mortgage, 5.20% due 12/30/2005 (Indiana Institute of Technology Project)	NR/NR	965,000	980,729
Allen County Economic Development Revenue First Mortgage, 5.30% due 12/30/2006 (Indiana Institute of Technology Project)	NR/NR	690,000	712,411
Allen County Economic Development Revenue First Mortgage, 5.60% due 12/30/2009 (Indiana Institute of Technology Project)	NR/NR	1,110,000	1,177,000
Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010	Aa3/NR	1,115,000	1,237,762
Allen County Jail Building Corp. GO, 5.00% due 10/1/2011 (Insured: XLCA)	Aaa/NR	2,390,000	2,557,372
Allen County Jail Building Corp. GO, 5.00% due 10/1/2012 (Insured: XLCA)	Aaa/NR	1,275,000	1,365,015
Allen County Jail Building Corp. GO, 5.00% due 10/1/2014 (Insured: XLCA)	Aaa/NR	1,000,000	1,071,040
Allen County Jail Building Corp. GO, 5.00% due 10/1/2015 (Insured: XLCA)	Aaa/NR	1,480,000	1,581,646
Allen County Jail Building Corp. GO, 5.00% due 10/1/2016 (Insured: XLCA)	Aaa/NR	1,520,000	1,622,098
Ball State University Revenues Student Fee Series K, 5.75% due 7/1/2012 (Insured: FGIC)	Aaa/AAA	1,000,000	1,116,340
Boone County Hospital Association Lease Revenue, 5.00% due 1/15/2007 (ETM)	Aaa/AAA	1,085,000	1,124,678
Boonville Junior High School Building Corp. Revenue, 0% due 7/1/2010 (State Aid Withholding)	NR/A	850,000	678,113
Boonville Junior High School Building Corp. Revenue, 0% due 1/1/2011 (State Aid Withholding)	NR/A	850,000	658,096
Boonville Junior High School Building Corp. Revenue Refunding, 0% due 7/1/2011 (State Aid Withholding)	NR/A	950,000	717,583
Brownsburg 1999 School Building, 5.00% due 2/1/2011 (Insured: FSA)	NR/AAA	1,720,000	1,846,540
Brownsburg 1999 School Building, 5.00% due 8/1/2011 (Insured: FSA)	NR/AAA	1,835,000	1,974,075
Brownsburg 1999 School Building, 5.25% due 2/1/2012 (Insured: FSA)	NR/AAA	1,880,000	2,021,696
Brownsburg 1999 School Building, 5.25% due 8/1/2012 (Insured: FSA)	NR/AAA	1,755,000	1,889,995
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2009 (Insured: AMBAC)	Aaa/AAA	1,175,000	1,252,961
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2010 (Insured: AMBAC)	Aaa/AAA	1,135,000	1,218,025
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.00% due 1/15/2011 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,015,000	1,081,777
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.00% due 1/15/2012 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,066,600
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2013 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,081,070
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2014 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,074,950
Eagle Union Middle School Building Corp., 5.50% due 7/15/2009 (ETM)	Aaa/AAA	910,000	991,873
Elberfeld J. H. Castle School Building Corp. Indiana First Mortgage, 0% due 1/15/2006 (State Aid Withholding)	NR/A	1,860,000	1,813,407
Elberfeld J. H. Castle School Building Corp. Indiana First Mortgage Refunding, 0% due 7/5/2008 (Insured: MBIA)	NR/AAA	1,860,000	1,669,443
Evansville Vanderburgh Refunding, 5.00% due 7/15/2014 (Insured: AMBAC)	NR/AAA	1,000,000	1,076,730
Evansville Vanderburgh Refunding, 5.00% due 7/15/2015 (Insured: AMBAC)	NR/AAA	1,000,000	1,074,780
Evansville Vanderburgh School Building Corp. First Mortgage, 5.00% due 1/15/2008 (Insured: FSA)	Aaa/AAA	965,000	1,013,182
Goshen Multi School Building Corp. 1st Mortgage, 5.20% due 7/15/2007 (Insured: MBIA)	Aaa/AAA	965,000	1,012,603
Hammond Multi-School Building Corp. First Mortgage Refunding Bond Series 1997, 6.00% due 7/15/2008 (Lake County Project; State Aid Withholding)	NR/A	2,305,000	2,446,297
Huntington Economic Development Revenue, 6.00% due 11/1/2006 (United Methodist Membership Project)	NR/NR	390,000	403,007
Huntington Economic Development Revenue, 6.15% due 11/1/2008 (United Methodist Membership Project)	NR/NR	700,000	743,939
Huntington Economic Development Revenue, 6.20% due 11/1/2010 (United Methodist Membership Project)	NR/NR	790,000	829,579

20	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Indiana Health Facility Financing Authority Hospital Revenue, 5.75% due 11/1/2005 (Daughters of Charity Project) (ETM)	Aaa/AA+	$85,000	$86,372
Indiana Health Facility Financing Authority Hospital Revenue Series D, 5.00% due 11/1/2026 pre-refunded 11/1/2007	Aaa/NR	1,230,000	1,284,809
Indiana Municipal Power Supply Systems Revenue Refunding Series B, 5.80% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,071,960
Indiana State Educational Facilities Authority Revenue, 5.75% due 10/1/2009 (University of Indianapolis Project)	NR/A-	670,000	722,139
Indiana University Revenues Refunding, 0% due 8/1/2007 (Insured: AMBAC)	Aaa/AAA	2,500,000	2,325,250
Indianapolis Airport Authority Revenue Refunding Series A, 5.35% due 7/1/2007 (Insured: FGIC)	Aaa/AAA	1,100,000	1,152,481
Indianapolis Local Public Improvement Bond Bank Transportation Revenue, 0% due 7/1/2005 (ETM)	Aa2/AA-	1,220,000	1,212,814
Indianapolis Local Public Improvement Bond Bank Transportation Revenue, 0% due 7/1/2006 (ETM)	Aa2/NR	1,240,000	1,200,010
Indianapolis Resource Recovery Revenue Refunding, 6.75% due 12/1/2006 (Ogden Martin Systems, Inc. Project; Insured: AMBAC)	Aaa/AAA	2,000,000	2,114,320
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2008 (Insured: FGIC)	Aaa/AAA	855,000	930,437
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2009 (Insured: FGIC)	Aaa/AAA	455,000	502,848
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: FGIC)	NR/AAA	1,200,000	1,289,184
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: FGIC)	NR/AAA	1,250,000	1,340,225
Merrillville Multi School Building Corp. Refunding First Mortgage, 6.55% due 7/1/2005 (Insured: MBIA)	Aaa/AAA	470,000	474,836
Monroe County Community School Building Corp. Revenue Refunding, 5.00% due 1/15/2007 (Insured: AMBAC)	Aaa/AAA	625,000	646,106
North Adams Community Schools, 4.00% due 7/15/2005 (Insured: FSA)	Aaa/AAA	475,000	477,223
North Central Campus School Building Corp. Indiana, 4.50% due 7/10/2005 (Insured: AMBAC)	Aaa/AAA	1,070,000	1,076,334
Northwest Allen Building Corp. First Mortgage, 5.30% due 12/1/2005 (Insured: MBIA)	Aaa/AAA	684,000	696,421
Northwestern School Building Corp., 5.00% due 7/15/2011	NR/AA	1,240,000	1,320,761
Perry Township Multi School Building Refunding, 5.00% due 1/10/2013 (Insured: FSA)	Aaa/NR	1,225,000	1,313,531
Perry Township Multi School Building Refunding, 5.25% due 1/15/2013 (Insured: MBIA)	NR/AAA	1,235,000	1,349,200
Perry Township Multi School Building Refunding, 5.00% due 7/10/2013 (Insured: FSA)	Aaa/NR	2,025,000	2,173,433
Perry Township Multi School Building Refunding, 5.25% due 7/15/2013 (Insured: MBIA)	NR/AAA	1,305,000	1,428,388
Perry Township Multi School Building Refunding, 5.25% due 1/15/2014 (Insured: MBIA)	NR/AAA	1,335,000	1,461,491
Perry Township Multi School Building Refunding, 5.00% due 7/10/2014 (Insured: FSA)	Aaa/NR	2,130,000	2,288,280
Peru Community School Corp. Refunding First Mortgage, 0% due 7/1/2010 (State Aid Withholding)	NR/A	835,000	666,146
Plymouth Multi School Building Corp. Refunding, 5.50% due 7/1/2005 (Plymouth Community School Project; Insured: MBIA)	Aaa/AAA	835,000	841,580
Rockport Pollution Control Revenue Series C, 2.625% due 4/1/2025 put 10/1/2006 (Indiana Michigan Power Co. Project)	Baa2/BBB	4,000,000	3,956,880
Vigo County Elementary School Building Corp. Refunding & Improvement First Mortgage, 4.00% due 1/10/2008 (Insured: FSA)	Aaa/AAA	1,635,000	1,674,518
Warren Township Vision 2005 School Building Corp., 3.00% due 1/10/2006 (Insured: FGIC)	Aaa/AAA	595,000	596,761
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid Withholding)	NR/AA-	995,000	1,085,595
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding)	NR/AA-	1,095,000	1,201,149
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (Insured: FGIC)	Aaa/AAA	2,080,000	2,324,088
Westfield Elementary School Building Corp. First Mortgage Series 1997, 6.80% due 7/15/2007 (ETM)	Aaa/AAA	1,820,000	1,914,968
Whitko Indiana Middle School Building Corp. Refunding, 5.35% due 7/15/2007 (Insured: FSA)	Aaa/AAA	1,615,000	1,669,458

IOWA — 2.00%
Ankeny Community School District Sales & Services Tax Revenue, 5.00% due 7/1/2010	NR/A+	2,900,000	3,066,895
Des Moines Limited Obligation Revenue, 6.25% due 12/1/2015 put 12/1/2005 (Des Moines Parking Associates Project; LOC:Wells Fargo Bank)	NR/NR	$3,355,000	$3,358,925

Certified Semi-Annual Report	21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Iowa Finance Authority Commercial Development Revenue Refunding, 5.75% due 4/1/2014 put 4/1/2010 (Governor Square Project; Insured:AXA)	NR/AA-	6,650,000	6,972,059
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2007 (Iowa Health Services Project)	A1/NR	435,000	458,751
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2009 (Iowa Health Services Project)	A1/NR	1,825,000	1,995,273
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2010 (Iowa Health Services Project)	A1/NR	1,955,000	2,168,212
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 2/15/2011 (Iowa Health Services Project; Insured: AMBAC)	Aaa/AAA	3,145,000	3,485,006
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2007	Aa3/AA-	1,430,000	1,518,546
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2010	Aa3/AA-	3,295,000	3,608,486
Iowa University of Science & Technology Revenue Refunding Series B, 5.20% due 7/1/2005 (Academic Building Project)	Aa3/A+	1,170,000	1,178,588
University of Iowa Facilities Corp. Revenue Series A, 4.875% due 6/1/2005	NR/AA-	390,000	391,716

KANSAS — 0.12%
Dodge Unified School District 443 Ford County, 8.25% due 9/1/2006 (Insured: FSA)	Aaa/AAA	500,000	537,390
Wichita Water & Sewer Utility Revenue, 5.50% due 10/1/2011 (Insured: FGIC)	Aaa/AAA	1,160,000	1,214,543

KENTUCKY — 1.38%
Campbell & Kenton Counties Sanitation District 1 Revenue, 6.50% due 8/1/2005 (ETM)	Aaa/AAA	145,000	147,002
Kentucky Economic Development Finance Authority Refunding & Improvement Series A, 5.00% due 2/1/2009 (Ashland Hospital Project; Insured: FSA)	Aaa/AAA	1,580,000	1,675,084
Kentucky Economic Development Finance Authority Refunding & Improvement Series A, 5.00% due 2/1/2010 (Ashland Hospital Project; Insured: FSA)	Aaa/AAA	1,000,000	1,064,790
Kentucky Economic Development Finance Authority Series C, 0% due 10/1/2009 converts to 5.35% 10/1/2005 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	7,400,000	7,774,070
Kentucky Economic Development Finance Authority Series C, 0% due 10/1/2010 converts to 5.40% 10/1/2005 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	7,830,000	8,307,708
Kentucky State Turnpike Authority Resources Recovery Revenue, 0% due 7/1/2006 (Insured: FGIC)	Aaa/AAA	390,000	370,013
Louisville Water Revenue Refunding, 6.00% due 11/15/2006 (ETM)	Aaa/AAA	150,000	157,226

LOUISIANA — 2.89%
East Baton Rouge Pollution Control Revenue, 2.19% due 11/1/2019 put 4/1/2005
(Exxon Project) (daily demand notes)	P1/A-1+	4,000,000	4,000,000
Jefferson Parish Hospital District 2, 5.25% due 12/1/2015 crossover-refunded 12/1/2005 (Insured: FGIC)	Aaa/AAA	4,125,000	4,190,876
Jefferson Sales Tax District Special Sales Tax Revenue Refunding, 5.25% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	1,440,000	1,498,133
Jefferson Sales Tax District Special Sales Tax Revenue Refunding, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,515,000	1,603,794
Louisiana Local Govt. Environmental Facilities & Community Dev. Auth. Multi Family Revenue Series A, 5.00% due 9/1/2012 (Bellemont Apartments Project)	Baa1/NR	1,000,000	1,005,500
Louisiana PFA Revenue, 5.375% due 12/1/2008 (Wynhoven Health Care Center Project; Guaranty: Archdiocese of New Orleans)	NR/NR	1,850,000	1,912,808
Louisiana Public Facilities Authority Revenue, 5.75% due 10/1/2008 (Loyola University Project)	A1/A+	1,000,000	1,080,360
Louisiana Public Facilities Authority Revenue Refunding, 5.50% due 10/1/2006 (Loyola University Project)	A1/A+	1,280,000	1,329,075
Louisiana State Correctional Facility Lease, 5.00% due 12/15/2008 (Insured: Radian)	NR/AA	7,135,000	7,507,090
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, 4.375% due 10/1/2020 put 6/1/2007 (Loop LLC Project)	A3/A	2,350,000	2,397,376

22	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Louisiana State Offshore Terminal Refunding Series D, 4.00% due 9/1/2023 put 9/1/2008 (Loop LLC Project)	A3/A	$5,000,000	$5,044,900
New Orleans Parish School Board, 0% due 2/1/2008 (ETM)	NR/AAA	6,050,000	5,151,757
New Orleans Refunding, 0% due 9/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	960,920
St. Charles Parish Pollution Control Revenue Variable Refunding Series A, 4.90% due 6/1/2030 put 6/1/2005 (Entergy Louisiana Inc. Project)	Baa3/BBB-	3,000,000	3,009,090

MAINE — 0.07%
Regional Waste Systems Inc. Solid Waste Resources Recovery Revenue Series P, 6.25% due 7/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,029,150

MARYLAND — 0.60%
Baltimore Maryland, 7.00% due 10/15/2009 (Insured: MBIA)	Aaa/AAA	580,000	669,419
Howard County Retirement Community Revenue Series A, 7.25% due 5/15/2015 pre-refunded 5/15/2010	NR/AAA	1,000,000	1,183,940
Howard County Retirement Community Revenue Series A, 7.875% due 5/15/2021 pre-refunded 5/15/2010	NR/AAA	2,500,000	3,028,675
Maryland State Health High Educational Facilities Refunding, 6.00% due 7/1/2009 (John Hopkins University Project)	Aa2/AA	3,230,000	3,583,814

MASSACHUSETTS — 2.09%
Boston Economic Development & Industrial Corp., 5.15% due 7/1/2025 put 7/1/2005 (LOC: Fleet National Bank)	Aa1/NR	2,000,000	2,013,360
Massachusetts Development Finance Agency Resource Recovery Revenue Series A, 5.50% due 1/1/2011 (Insured: MBIA)	Aaa/AAA	3,470,000	3,788,754
Massachusetts Industrial Finance Agency Revenue, 8.375% due 2/15/2018 pre-refunded 2/15/2006 (Glenmeadow Retirement Project)	NR/NR	1,000,000	1,064,840
Massachusetts Municipal Wholesale Electric Co. Power Supply Systems Revenue, 5.00% due 7/1/2005 (Stony Brook Intermediate Project A; Insured: MBIA)	Aaa/AAA	900,000	905,904
Massachusetts Municipal Wholesale Electric Co. Power Supply Systems Revenue Series A, 5.00% due 7/1/2005 (Stony Brook Peaking Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,006,560
Massachusetts State Federal Highway Grant Anticipation Notes Series A, 5.25% due 6/15/2009	Aa3/NR	2,000,000	2,149,180
Massachusetts State Health & Educational Series H, 5.375% due 5/15/2012 (New England Medical Center Hospital Project; Insured: FGIC)	Aaa/AAA	3,415,000	3,726,106
Massachusetts State Industrial Finance Agency, 5.90% due 7/1/2027 pre-refunded 7/1/2007 (Dana Hall School Project)	Baa2/BBB	1,220,000	1,317,222
Massachusetts State Industrial Finance Agency Capital Appreciation Biomedical A, 0% due 8/1/2010	Aa3/A+	10,000,000	8,088,700
Massachusetts State Refunding GO Series A, 6.00% due 11/1/2008	Aaa/AA	1,000,000	1,094,510
Massachusetts State Refunding Series A, 5.375% due 8/1/2008	Aa2/AA	1,000,000	1,069,610
Massachusetts State Refunding Series A, 5.50% due 1/1/2010	Aa2/AA	1,500,000	1,634,265
Taunton GO, 8.00% due 2/1/2006 (Insured: MBIA)	Aaa/AAA	1,500,000	1,566,030

MICHIGAN — 2.48%
Dearborn Economic Development Corp. Oakwood Obligation Group Series A, 5.75% due 11/15/2015 (Insured: FGIC)	Aaa/AAA	2,450,000	2,538,788
Detroit Convention Facility, 5.25% due 9/30/2007	NR/A	1,000,000	1,044,490
Detroit Michigan Series A, 6.00% due 4/1/2007 (ETM)	Aaa/AAA	1,405,000	1,488,766
Dickinson County Healthcare Systems Hospital Revenue Refunding, 5.50% due 11/1/2013 (Insured: ACA)	NR/A	2,500,000	2,655,875
Jackson County Hospital Finance Authority Hospital Revenue Series A, 5.00% due 6/1/2006 (W.A. Foote Memorial Hospital Project; Insured: AMBAC)	Aaa/NR	1,670,000	1,712,451
Kalamazoo Hospital Finance Authority Facility Revenue, 5.50% due 5/15/2005 (Bronson Methodist Hospital Project; Insured: MBIA)	Aaa/NR	$1,000,000	$1,003,840

Certified Semi-Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Lansing Building Authority, 6.00% due 6/1/2005 (ETM)	Aaa/AAA	1,000,000	1,006,080
Michigan Hospital Finance Authority Revenue, 5.375% due 7/1/2012 (Insured: FSA)	Aaa/AAA	2,000,000	2,053,040
Michigan Hospital Finance Authority Revenue Series A, 5.375% due 11/15/2033 put 11/15/2007 (Ascension Health Project)	Aa2/A-1+	10,000,000	10,535,600
Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.00% due 4/15/2005	Aa3/AA	1,500,000	1,501,605
Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.00% due 10/15/2008 (Insured: FSA)	Aaa/AAA	4,000,000	4,249,640
Michigan State Job Development Authority Pollution Control Revenue, 5.55% due 4/1/2009 (General Motors Corp. Project; Guaranty: GM)	Baa2/BBB-	1,075,000	1,077,688
Michigan State Strategic Fund Refunding Detroit Educational, 4.85% due 9/1/2030 put 9/1/2011 (Insured: AMBAC)	Aaa/NR	1,000,000	1,047,080
Missouri State Health & Educational Facilities Authority Revenue Series A, 5.00% due 6/1/2011	NR/AA-	1,000,000	1,061,580
Oakland County Economic Development Corp. Limited, 5.50% due 6/1/2014 pre-refunded 6/1/2007	A1/NR	1,000,000	1,072,310
Oxford Area Community School District, 5.00% due 5/1/2012 (Guaranty: School Bond Loan Fund)	Aa2/AA+	800,000	857,688

MINNESOTA — 0.86%
Minneapolis Refunding Series B, 5.15% due 3/1/2009	Aa1/AAA	5,000,000	5,054,500
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,000,000	1,065,800
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,500,000	1,589,070
Osseo Independent School District 279 Crossover Refunding Series B, 5.00% due 2/1/2006 (School District Credit Program)	Aa2/NR	1,915,000	1,953,089
Southern Minnesota Municipal Power Agency Revenue Refunding Series A, 5.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,017,900
University of Minnesota Refunding Series A, 5.50% due 7/1/2006	Aa2/AA	1,450,000	1,499,329

MISSISSIPPI — 0.49%
Gautier Utility District Systems Revenue Refunding, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/NR	1,020,000	1,128,742
Hattiesburg Water & Sewer Revenue Refunding Systems, 5.20% due 8/1/2006 (Insured: AMBAC)	Aaa/AAA	700,000	719,509
Mississippi Hospital Equipment & Facilities Authority Revenue, 6.50% due 5/1/2006 (Refunding Mississippi Baptist Medical Center; Insured: MBIA)	Aaa/AAA	1,000,000	1,022,960
Ridgeland Multi Family Housing Revenue, 4.95% due 10/1/2007 (Collateralized: FNMA)	NR/AAA	905,000	921,716
Warren County Pollution Control Revenue Series A, 5.625% due 11/15/2006 (International Paper Co. Project)	Baa2/BBB	3,050,000	3,062,200

MISSOURI — 0.52%
Missouri Development Finance Board Healthcare Facilities Revenue Series A, 4.80% due 11/1/2012 (Lutheran Home Aged Project; LOC: Commerce Bank)	Aa3/NR	1,275,000	1,299,671
Platte County COP, 5.00% due 9/1/2008	NR/AA-	1,530,000	1,613,859
Springfield COP, 5.20% due 6/1/2006 (Law Enforcement Communication Project)	Aa3/NR	840,000	862,487
Springfield COP, 5.25% due 6/1/2007 (Law Enforcement Communication Project)	Aa3/NR	840,000	877,708
St. Louis County Refunding, 5.00% due 8/15/2007 (Convention & Sports Facility Project B 1; Insured: AMBAC)	Aaa/AAA	2,495,000	2,610,094

MONTANA — 1.15%
Forsyth Pollution Control Revenue Refunding, 5.00% due 10/1/2032 put 12/30/2008 (Insured: AMBAC)	Aaa/AAA	11,440,000	12,078,810

24	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Forsyth Pollution Control Revenue Refunding, 5.20% due 5/1/2033 put 5/1/2009 (Portland General Project)	Baa2/BBB+	$4,000,000	$4,178,120

NEBRASKA — 0.95%
Lancaster County School District 1, 4.00% due 7/15/2007 (Lincoln Public School Project)	Aa2/AAA	1,995,000	2,042,621
Madison County Hospital Authority Revenue 1, 5.25% due 7/1/2010 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,455,000	1,556,617
Madison County Hospital Authority Revenue 1, 5.50% due 7/1/2012 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,625,000	1,759,842
Omaha Public Power District Nebraska Electric Revenue Refunding Systems B, 5.00% due 2/1/2013	Aa2/AA	5,000,000	5,386,150
Omaha Public Power District Nebraska Electric Revenue Series A, 7.50% due 2/1/2006 (ETM)	NR/AA	1,090,000	1,127,093
University of Nebraska Facilities Corp., 5.00% due 7/15/2008	Aa2/AA-	1,500,000	1,588,725

NEVADA — 1.19%
Colorado River Commission Power Delivery A, 7.00% due 9/15/2008	Aa2/AA	840,000	915,491
Humboldt County Pollution Control Revenue Refunding, 6.55% due 10/1/2013 (Sierra Pacific Project; Insured: AMBAC)	Aaa/AAA	5,000,000	5,245,500
Las Vegas Special Refunding Local Improvement District 707 Series A, 5.125% due 6/1/2011 (Insured: FSA)	Aaa/AAA	1,750,000	1,865,955
Nevada Housing Division FNMA Multi Family Certificate A, 4.80% due 4/1/2008 (Collateralized: FNMA)	NR/AAA	1,430,000	1,451,007
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2009 (Insured: Radian)	NR/AA	1,000,000	1,073,070
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2010 (Insured: Radian)	NR/AA	1,000,000	1,082,180
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2011 (Insured: Radian)	NR/AA	1,285,000	1,389,200
Washoe County School District, 5.50% due 6/1/2008 (Insured: FSA)	Aaa/AAA	3,500,000	3,752,455

NEW HAMPSHIRE — 0.32%
Manchester Housing & Redevelopment Authority Series A, 6.05% due 1/1/2012 (Insured: ACA)	NR/A	1,500,000	1,594,410
New Hampshire Industrial Development Authority Revenue, 5.50% due 12/1/2009 (Central Vermont Public Services Project; LOC: Citizens Bank)	Aa2/AA-	2,880,000	2,911,507

NEW JERSEY — 1.79%
New Jersey Economic Development Authority Revenue Cigarette Tax, 5.00% due 6/15/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,069,000
New Jersey State Transport Trust Fund Authority Series C, 5.00% due 6/15/2007 (Transportation Systems Project)	A1/A+	3,000,000	3,123,540
New Jersey State Transport Trust Fund Authority Series C, 5.00% due 6/15/2008 (Transportation Systems Project)	A1/A+	5,000,000	5,268,000
New Jersey State Transport Trust Fund Authority Series C, 5.00% due 6/15/2009 (Transportation Systems Project)	A1/A+	5,000,000	5,306,150
New Jersey State Transport Trust Fund Authority Series C, 5.25% due 6/15/2013 (Transportation Systems Project; Insured: MBIA)	Aaa/AAA	5,000,000	5,456,600
Newark Housing Authority Port Authority Rental Backed, 3.50% due 1/1/2006 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,780,000	1,792,175
Newark Housing Authority Port Authority Rental Backed, 5.00% due 1/1/2007 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,036,230
Newark Housing Authority Port Authority Rental Backed, 5.00% due 1/1/2010 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,069,580

Certified Semi-Annual Report	25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Pequannock River Basin Regional Sewage Authority Refunding Series M, 5.00% due 12/1/2006 (Sewer Revenue Project; Insured: MBIA)	Aaa/NR	$1,090,000	$1,118,961

NEW MEXICO — 1.36%
Albuquerque Airport Revenue Adjustment Refunding, 2.28% due 7/1/2014 put 4/7/2005 (Insured: AMBAC) (weekly demand notes)	VMIG1/A-1	809,000	809,000
Farmington Pollution Control Revenue, 2.28% due 9/1/2024 put 4/1/2005 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	2,300,000	2,300,000
New Mexico Highway Commission Revenue Subordinated Lien Tax Series B, 5.00% due 6/15/2011 (Insured: AMBAC)	Aaa/AAA	4,865,000	5,206,718
New Mexico State Refunding Series B, 5.00% due 9/1/2005	Aa1/AA+	1,000,000	1,010,880
New Mexico State Severance Tax, 5.00% due 7/1/2005	Aa2/AA	2,650,000	2,667,728
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2009 (Insured: FSA & FHA)	Aaa/AAA	1,455,000	1,539,245
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2011 (Insured: FSA & FHA)	Aaa/AAA	1,790,000	1,901,803
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2011 (Insured: FSA & FHA)	Aaa/AAA	2,065,000	2,199,225
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2012 (Insured: FSA & FHA)	Aaa/AAA	1,500,000	1,597,395

NEW YORK — 8.95%
Brookhaven Industrial Development Agency Revenue, 4.375% due 11/1/2031 put 11/1/2006 (Methodist Retirement Community Project; LOC: Northfork Bank)	A1/A-	1,625,000	1,652,397
Hempstead Industrial Development Agency Resource Recovery Revenue Refunding, 5.00% due 12/1/2007 (American Ref-Fuel Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,050,510
Hempstead Town Industrial Development Agency Refunding, 5.00% due 12/1/2008 (American Fuel Co. Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,047,580
Long Island Power Authority Electric Systems Revenue General Series A, 6.00% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,616,310
Long Island Power Authority General Series B, 5.00% due 12/1/2006	A3/A-	7,000,000	7,246,820
Metropolitan Transportation Authority New York Revenue Series B, 5.00% due 11/15/2007	A2/A	8,000,000	8,387,920
Metropolitan Transportation Authority New York Service Series B, 5.25% due 7/1/2007	A2/AA-	4,535,000	4,754,177
Monroe County Industrial Development Agency, 5.375% due 6/1/2007 (St. John Fisher College Project; Insured: Radian)	NR/AA	1,050,000	1,099,707
New York City, 2.24% due 8/1/2017 put 4/1/2005 (LOC: JPM) (daily demand notes)	VMIG1/A-1+	2,000,000	2,000,000
New York City GO, 2.24% due 8/1/2015 put 4/1/2005 (daily demand notes)	VMIG1/A-1	1,465,000	1,465,000
New York City Housing Development Corp. Multi Family Housing Revenue Refunding Series A, 5.50% due 11/1/2009	Aa2/AA	185,000	185,261
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2011 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,215,000	2,351,555
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2012 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,330,000	2,469,264
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue Series B, 5.75% due 6/15/2026 Crossover refunded 6/15/2006 (Insured: MBIA)	Aaa/AAA	5,000,000	5,234,700
New York City Transitional Recovery Series 3B, 2.32% due 11/1/2022 put 4/1/2005 (daily demand notes)	VMIG1/A-1+	1,450,000	1,450,000
New York City Transitional Refunding Future Tax Series A1, 5.00% due 11/1/2013	Aa1/AAA	10,000,000	10,813,000
New York City Transitional Refunding Future Tax Series A1, 5.00% due 11/1/2012 (Insured: MBIA)	Aa1/AAA	5,000,000	5,407,700
New York Dormitory Authority, 6.00% due 7/1/2007 (Champlain Valley Physicians Project; Insured: Connie Lee)	NR/AAA	1,040,000	1,107,569
New York Dormitory Authority Revenues, 6.00% due 9/1/2008 pre-refunded 9/1/2005 (Norton Healthcare Project)	NR/AA	1,370,000	1,413,251

26	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York Dormitory Authority Revenues Mental Health Services Facilities Improvement B, 5.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	$1,600,000	$1,720,608
New York Dormitory Authority Revenues Series B, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	Aaa/AAA	4,000,000	4,354,880
New York Medical Care Facilities Finance Agency Revenue, 6.40% due 11/1/2014 (Insured: FSA)	Aaa/AAA	560,000	563,702
New York Series B, 5.50% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,106,220
New York Series B-2, Subseries B-4, 2.24% due 8/15/2023 put 4/1/2005 (daily demand notes)	VMIG1/A-1+	1,100,000	1,100,000
New York Series B3, 2.25% due 8/1/2018 put 4/1/2005 (daily demand notes)	VMIG1/A-1+	1,100,000	1,100,000
New York Series H 4, 2.28% due 3/1/2034 put 4/1/2005 (LOC: BONY) (daily demand notes)	VMIG1/A-1+	4,500,000	4,500,000
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2013 (Insured: SONYMA)	Aa1/NR	1,600,000	1,670,048
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2014 (Insured: SONYMA)	Aa1/NR	1,500,000	1,561,965
New York State Dormitory Authority Revenue Refunding, 5.00% due 2/15/2010 (Wyckoff Heights Project; Insured: AMBAC)	Aaa/AAA	4,870,000	5,151,778
New York State Dormitory Authority Revenues, 5.875% due 7/1/2005 (Teresian House Project; LOC: Fleet Bank)	Aa3/NR	1,000,000	1,008,450
New York State Dormitory Authority Revenues, 4.00% due 12/15/2005	A1/AA	15,100,000	15,257,946
New York State Dormitory Authority Revenues, 5.00% due 7/1/2007 (City University Systems Project)	A2/AA-	3,500,000	3,642,520
New York State Dormitory Authority Revenues, 5.50% due 7/1/2012 (South Nassau Community Hospital B Project)	Baa1/NR	1,820,000	1,962,906
New York State Dormitory Authority Revenues, 5.50% due 7/1/2013 (South Nassau Community Hospital B Project)	Baa1/NR	1,500,000	1,610,865
New York State Urban Development Corp. Revenue Refunding Facilities A, 6.50% due 1/1/2011 (Correctional Capital Project; Insured: FSA)	Aaa/AAA	2,500,000	2,877,550
New York Thruway Authority General Revenue Special Obligation, 0% due 1/1/2006	NR/A-	1,320,000	1,291,990
New York Urban Development Corp. Revenue University Facilities Grants, 6.00% due 1/1/2006	A2/AA-	255,000	261,174
New York Urban Development Corp. Series 7, 6.00% due 1/1/2006	A2/AA-	3,425,000	3,507,919
Oneida County Industrial Development Agency Series C, 6.00% due 1/1/2009 (Civic Facility Faxton Hospital Project; Insured: Radian)	NR/AA	710,000	772,089
Port Authority New York & New Jersey Special Obligation, 2.24% due 5/1/2019 put 4/1/2005 (daily demand notes)	VMIG1/A-1+	3,000,000	3,000,000
Tobacco Settlement Financing Corp. Asset Backed Series B 1C, 5.25% due 6/1/2013	A2/AA-	2,000,000	2,114,420
Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series A-1C, 5.25% due 6/1/2012 (Secured: State Contingency Contract)	A2/AA-	1,000,000	1,027,770
Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series B-1C, 5.25% due 6/1/2013 (Insured: XLCA)	Aaa/AAA	2,000,000	2,129,900
Yonkers New York Series B, 4.00% due 10/15/2009 (Insured: FSA)	Aaa/AAA	2,055,000	2,116,999

NORTH CAROLINA — 2.19%
Cabarrus County COP Installment Financing Contract, 4.50% due 2/1/2007 (Insured: AMBAC)	Aaa/AAA	1,100,000	1,131,559
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue Series A, 5.00% due 4/1/2007 (Johnson & Wales University Project; Insured: XLCA)	Aaa/AAA	925,000	960,835
North Carolina Eastern Municipal Power Agency Power Systems Revenue, 6.125% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	2,860,000	3,146,858
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series D, 5.375% due 1/1/2011	Baa2/BBB	3,000,000	3,198,720
North Carolina Eastern Municipal Power Agency Power Systems Revenue Series C, 5.25% due 1/1/2012	Baa2/BBB	650,000	690,495
North Carolina Eastern Municipal Power Agency Power Systems Series A, 5.50% due 1/1/2012	Baa2/BBB	1,000,000	1,076,870
North Carolina Eastern Municipal Power Agency Power Systems Series C, 5.25% due 1/1/2013	Baa2/BBB	1,055,000	1,120,389
North Carolina Municipal Power Agency 1 Catawba Electric Revenue, 6.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	2,400,000	2,669,208

Certified Semi-Annual Report	27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series A, 5.50% due 1/1/2013	A3/BBB+	$2,505,000	$2,737,414
North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series B, 6.375% due 1/1/2013	A3/BBB+	1,000,000	1,105,910
North Carolina Municipal Power Agency Series A, 6.00% due 1/1/2007 (Insured: MBIA)	Aaa/AAA	3,400,000	3,578,398
North Carolina Municipal Power Agency Series A, 6.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	3,900,000	4,198,935
North Carolina State COP Series B, 5.00% due 6/1/2009 (Repair & Renovation Project)	Aa2/AA+	2,000,000	2,131,500
Raleigh Durham Airport Authority Airport Revenue Series A, 5.50% due 11/1/2006 (Insured: FGIC)	Aaa/NR	2,000,000	2,082,800
University of North Carolina Systems Pool Revenue Refunding Series B, 5.00% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	1,030,000	1,117,529

NORTH DAKOTA — 0.07%
Grand Forks Health Care Systems Revenue Bond Series 1997, 6.25% due 8/15/2005 (Altru Health System Project; Insured: MBIA)	Aaa/AAA	910,000	922,658

OHIO — 2.98%
Bellefontaine Hospital Revenue Refunding, 6.00% due 12/1/2013 (Mary Rutan Health Associates Project)	NR/BBB+	1,885,000	1,908,977
Central Ohio Authority Solid Waste Facility Series B, 5.00% due 12/1/2007	Aa2/AA+	2,025,000	2,123,557
Cleveland Cuyahoga County Port Authority Revenue GO, 6.00% due 11/15/2010	NR/NR	3,775,000	4,022,904
Columbus GO, 12.375% due 2/15/2009	Aaa/AAA	1,050,000	1,390,421
Cuyahoga County Hospital Revenue Refunding, 5.50% due 1/15/2019 (University Health Systems Project B; Insured: MBIA)	Aaa/AAA	4,000,000	4,152,240
Cuyahoga County Hospital Revenue Refunding Series A, 4.75% due 2/15/2008 (Metrohealth Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,046,520
Cuyahoga County Hospital Revenue Refunding Series B, 6.00% due 1/15/2006 (University Hospital Health Systems Project)	Baa1/A	2,705,000	2,771,218
Hudson City Library Improvement, 6.35% due 12/1/2011	Aa1/NR	1,400,000	1,602,846
Lake County Sewer & Water District Improvement, 5.30% due 12/1/2011	Aa2/NR	455,000	483,206
Lorain County Hospital Revenue Refunding Catholic Healthcare Partners B, 6.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,200,000	1,295,256
Mahoning Valley District Water Refunding, 5.85% due 11/15/2008 (Insured: FSA)	Aaa/AAA	1,300,000	1,421,173
Mahoning Valley District Water Refunding, 5.90% due 11/15/2009 (Insured: FSA)	Aaa/AAA	770,000	854,446
Montgomery County Revenue, 6.00% due 12/1/2008 (Catholic Health Initiatives Project)	Aa2/AA	2,250,000	2,435,175
Montgomery County Revenue, 6.00% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/AA	2,385,000	2,609,118
Montgomery County Revenue, 6.00% due 12/1/2010 (Catholic Health Initiatives Project)	Aa2/AA	1,530,000	1,691,247
Montgomery County Solid Waste Revenue, 6.00% due 11/1/2005 (Insured: MBIA)	Aaa/AAA	1,000,000	1,020,450
Ohio State Building Authority Refunding Adult Corrections Facilities, 5.00% due 10/1/2006 (Insured: FSA)	Aaa/AAA	2,000,000	2,066,280
Ohio State GO, 6.65% due 9/1/2009 (Infrastructure Improvement Project)	Aa1/AA+	1,000,000	1,080,810
Ohio State Unlimited Tax GO Series A, 5.75% due 6/15/2010 pre-refunded 6/15/2009	Aa1/AA+	5,000,000	5,492,550
Plain Local School District Capital Appreciation, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	680,000	648,808
Plain Local School District Capital Appreciation, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	845,000	779,741
Reading Revenue Development, 6.00% due 2/1/2009 (St. Mary’s Educational Institute Project; Insured: Radian)	NR/AA	975,000	1,058,762

OKLAHOMA — 2.36%
Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2006 (Insured: FSA)	Aaa/NR	1,235,000	1,282,461
Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2007 (Insured: FSA)	Aaa/NR	1,340,000	1,426,859
Comanche County Oklahoma Hospital Authority Revenue Refunding, 4.00% due 7/1/2007 (Insured: Radian)	Aa3/AA	1,265,000	1,283,444
Comanche County Oklahoma Hospital Authority Revenue Refunding, 5.00% due 7/1/2011 (Insured: Radian)	Aa3/AA	1,000,000	1,053,060
Grand River Dam Authority Revenue, 5.50% due 6/1/2010	A2/BBB+	1,200,000	1,303,020

28	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Jenks Aquarium Authority Revenue First Mortgage, 5.50% due 7/1/2010 (Insured: MBIA)	Aaa/NR	$585,000	$621,007
Oklahoma Authority Revenue Refunding Health Systems Obligation Group Series A, 5.75% due 8/15/2007 (Insured: MBIA)	Aaa/AAA	2,380,000	2,525,109
Oklahoma Authority Revenue Refunding Health Systems Obligation Group Series A, 6.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	2,340,000	2,583,220
Oklahoma Development Finance Authority Health Facilities Revenue, 5.75% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	740,000	821,496
Oklahoma Development Finance Authority Hospital Revenue Refunding, 5.00% due 10/1/2012 (Unity Health Center Project)	NR/BBB+	1,070,000	1,097,231
Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2011 (Duncan Regional Hospital Project)	NR/A-	1,215,000	1,290,111
Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2012 (Duncan Regional Hospital Project)	NR/A-	1,330,000	1,410,359
Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2013 (Duncan Regional Hospital Project)	NR/A-	1,250,000	1,316,862
Oklahoma Development Finance Authority Revenue Refunding Series A, 5.20% due 8/15/2011 pre-refunded 8/15/2009 (Hillcrest Healthcare System Project)	Aaa/AAA	2,015,000	2,170,417
Oklahoma Housing Development Authority Revenue Lease Purchase Program Series A, 5.10% due 11/1/2005	Aa3/NR	5,000,000	5,070,600
Oklahoma State Industrial Authority Revenue Refunding Integris Health System, 5.50% due 8/15/2005 (Insured: MBIA)	Aaa/AAA	1,000,000	1,011,310
Tulsa County Independent School Building, 4.00% due 6/1/2008	Aa3/NR	2,750,000	2,825,680
Tulsa County Independent School District, 4.50% due 8/1/2006	Aa3/AA-	2,650,000	2,710,579
Tulsa County Industrial Authority Capital Series B, 4.00% due 5/15/2005	NR/AA-	1,500,000	1,503,075

OREGON — 0.42%
Clackamas County Hospital Facility Authority Revenue Refunding, 5.00% due 5/1/2008 (Legacy Health Systems Project)	Aa3/AA	4,000,000	4,196,480
Medford Hospital Facilities Authority Revenue Series A, 5.25% due 8/15/2006 (Asante Health Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,033,000
Salem Oregon Water & Sewer Revenue, 6.00% due 6/1/2005 (Insured: MBIA)	Aaa/AAA	750,000	754,642

PENNSYLVANIA — 2.00%
Allegheny County Hospital Development Health Series B, 6.30% due 5/1/2009 (South Hills Health System Project)	Baa1/NR	1,505,000	1,599,424
Allegheny County Hospital Development Refunding, 4.40% due 11/1/2005 (Health Center UPMC Health Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,010,930
Central Bucks School District Refunding, 5.50% due 11/15/2009 (State Aid Withholding)	A1/NR	1,325,000	1,347,949
Delaware County Pennsylvania Authority Revenue, 5.50% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,058,150
Geisinger Authority Health Systems Revenue, 5.50% due 8/15/2009	Aa3/AA-	1,000,000	1,067,200
Manheim Township School Authority School Revenue Series 1978, 6.625% due 12/1/2007 pre-refunded 12/1/2005	NR/AAA	1,530,000	1,572,427
Montgomery County Higher Education & Health Authority, 6.25% due 7/1/2006	Baa2/NR	730,000	746,994
Montgomery County Higher Education & Health Authority, 6.375% due 7/1/2007	Baa3/NR	550,000	571,906
Pennsylvania Higher Educational Facilities Authority Health Services Revenue, 5.50% due 1/1/2009 (University of Pennsylvania Health Systems Project)	A3/A	1,500,000	1,546,755
Pennsylvania Higher Educational Facilities Series A, 5.00% due 8/15/2008 (University of Pennsylvania Health Systems Project)	A3/A	1,250,000	1,306,675
Pennsylvania State Higher Educational Facilities Authority Revenue, 4.00% due 11/1/2032 put 11/1/2005 (LOC: Allied Irish Banks PLC)	VMIG1/NR	1,500,000	1,512,600
Pennsylvania State Second Series, 5.25% due 10/1/2008	Aa2/AA	900,000	964,332
Philadelphia Gas Works Revenue Eighteenth Series, 5.00% due 8/1/2009 (Insured: AGC)	Aa1/AAA	1,240,000	1,313,458
Philadelphia Gas Works Revenue Eighteenth Series, 5.00% due 8/1/2010 (Insured: AGC)	Aa1/AAA	1,305,000	1,388,507
Philadelphia Hospital & Higher Education Facilities Authority Revenue, 5.50% due 5/15/2006 (Jefferson Health Systems Project)	Aa3/AA-	$1,000,000	$1,027,190

Certified Semi-Annual Report	29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Philadelphia Hospital & Higher Education Health System Series A, 5.25% due 5/15/2007 (Jefferson Health Systems Project; Insured: MBIA)	Aaa/AAA	2,600,000	2,719,054
Pottsville Hospital Authority Revenue Acsension Health Credit Series A, 5.20% due 11/15/2009 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,072,810
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.00% due 7/1/2008 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,255,000	1,322,946
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.00% due 7/1/2009 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,320,000	1,401,246
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.25% due 7/1/2011 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,400,000	1,516,760
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.25% due 7/1/2012 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,085,800
Scranton Lackawanna Health & Welfare Authority, 7.125% due 1/15/2013 pre-refunded 1/15/2007 (Marian Community Hospital Project)	NR/NR	1,000,000	1,085,390

RHODE ISLAND — 1.24%
Providence Public Building Authority Refunding Series B, 5.75% due 12/15/2007 (Insured: FSA)	Aaa/AAA	1,075,000	1,151,572
Providence Public Building Authority School Project Series B, 5.00% due 12/15/2005 (Insured: MBIA)	Aaa/AAA	1,000,000	1,017,230
Providence Public Building Authority School Project Series B, 4.00% due 12/15/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,026,080
Providence Series C, 5.50% due 1/15/2012 (Insured: FSA)	Aaa/AAA	1,880,000	2,084,507
Rhode Island Bond Authority Revenue Refunding Series A, 5.00% due 10/1/2005 (State Public Projects; Insured: AMBAC)	Aaa/AAA	4,455,000	4,511,801
Rhode Island Economic Development Corp. Revenue, 5.75% due 7/1/2010 (Providence Place Mall Project; Insured: Radian)	NR/AA	2,075,000	2,242,121
Rhode Island State COP Refunding, 5.125% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	1,660,000	1,751,532
Rhode Island State Health & Education Building, 4.50% due 9/1/2009 (Butler Hospital Project; LOC: Fleet National Bank)	NR/AA	1,960,000	2,030,011
Rhode Island State Health & Educational Building Corp. Revenue Hospital Financing, 5.25% due 7/1/2014 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA	1,565,000	1,647,241

SOUTH CAROLINA — 0.97%
Charleston County COP, 6.00% due 12/1/2007 (Insured: MBIA)	Aaa/AAA	2,050,000	2,191,901
Charleston County COP Refunding, 5.00% due 6/1/2007 (Charleston Public Facilities Corp. Project; Insured: MBIA)	Aaa/AAA	1,350,000	1,403,865
Medical University of South Carolina Hospital Facilities Revenue, 5.50% due 7/1/2005 (ETM)	NR/NR	1,000,000	1,007,850
South Carolina Jobs Economic Development Authority Hospital Facilities Revenue Improvement, 7.125% due 12/15/2015 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	NR/BBB	1,250,000	1,501,275
South Carolina Jobs Economic Development Authority Hospital Facilities Revenue Improvement Series A, 7.375% due 12/15/2021 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	NR/BBB	2,600,000	3,155,984
South Carolina State Public Service Authority Revenue Refunding Series D, 5.00% due 1/1/2006	Aa2/AA-	2,000,000	2,034,740
South Carolina State Public Service Authority Revenue Refunding Series D, 5.00% due 1/1/2007	Aa2/AA-	2,315,000	2,395,655

SOUTH DAKOTA — 0.32%
Rapid City Area School District Refunding Capital Outlay Certificates GO, 5.00% due 1/1/2010 (Insured: FSA)	Aaa/NR	1,000,000	1,070,040
South Dakota Health & Educational Facilities Authority Revenue, 5.50% due 9/1/2011 (Rapid City Regional Hospital Project; Insured: MBIA)	Aaa/AAA	1,100,000	1,206,414
South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.25% due 7/1/2009 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,106,830
South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.00% due 7/1/2014 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,056,130

30	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TENNESSEE — 0.28%
Franklin Industrial Development Multi Family Refunding Housing Series A, 5.75% due 4/1/2010 (Insured: FSA)	Aaa/AAA	$660,000	$686,387
Hamilton County Industrial Development Board, 5.75% due 9/1/2005 (Insured: FGIC)	Aaa/AAA	1,000,000	1,013,850
Metro Government Nashville Water & Sewer, 6.50% due 12/1/2014 (ETM)	Aaa/AAA	1,240,000	1,496,717
Shelby County Series A, 0% due 5/1/2011 pre-refunded 5/1/2005	Aa2/AA+	1,050,000	728,984

TEXAS — 13.12%
Amarillo Health Facilities Corp. Hospital Revenue, 5.50% due 1/1/2011 (Baptist St. Anthony’s Hospital Corp. Project; Insured: FSA)	Aaa/NR	1,350,000	1,469,637
Austin Texas Refunding, 5.00% due 3/1/2011	Aa2/AA+	1,000,000	1,073,980
Bell County Health Facilities Development Corp. Revenue Series A, 6.25% due 8/15/2010 (Scott & White Memorial Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,123,900
Bexar County Housing Finance Corp. Multi Family Housing Revenue, 5.00% due 1/1/2011 (Insured: MBIA)	Aaa/NR	1,800,000	1,888,704
Brazos River Authority Texas Special Facilities Revenue Refunding, 5.20% due 8/15/2008 (Insured: FGIC)	Aaa/AAA	1,000,000	1,009,620
Cedar Hill Independent School District Refunding, 0% due 8/15/2010 (Guaranty: PSF)	NR/AAA	1,250,000	998,800
Central Regional Mobility Authority Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	7,000,000	7,325,080
Clint Independent School District Refunding, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,700,000	1,870,000
Clint Independent School District Refunding, 5.50% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,425,000	1,555,273
Coppell Independent School District Refunding, 0% due 8/15/2007 (Guaranty: PSF)	NR/AAA	3,300,000	3,065,964
Corpus Christi Business & Job Development Corp. Sales Tax Revenue, 5.00% due 9/1/2012 (Refunding & Improvement Arena Project; Insured: AMBAC)	Aaa/AAA	1,025,000	1,101,967
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2005 (Insured: FSA)	Aaa/AAA	2,000,000	2,017,940
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2006 (Insured: FSA)	Aaa/AAA	4,070,000	4,210,863
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2008 (Insured: FSA)	Aaa/AAA	2,000,000	2,146,740
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2009 (Insured: FSA)	Aaa/AAA	4,780,000	5,191,893
Cypress Fair Independent School District Refunding GO, 5.00% due 2/15/2022 put 8/15/2010	Aaa/AAA	2,500,000	2,678,300
Dallas Tax Increment Financing Reinvestment Zone 2, 5.75% due 8/15/2006 (Insured: Radian)	NR/AA	450,000	466,128
Duncanville Independent School District Refunding Series B, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	4,945,000	3,925,638
Duncanville Independent School District Refunding Series B, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,245,000	937,547
Fort Worth Water & Sewer Revenue Refunding & Improvement, 5.25% due 2/15/2011	Aa2/AA	3,800,000	4,031,876
Fort Worth Water & Sewer Revenue Series 2001, 5.25% due 2/15/2011 (Tarrant & Denton County Project)	Aa2/AA	1,390,000	1,510,749
Grapevine Texas, 5.25% due 2/15/2012 (Insured: FGIC)	Aaa/AAA	2,005,000	2,047,325
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Refunding, 4.20% due 11/2/2006 (Occidental Project)	Baa2/BBB	4,000,000	4,087,200
Gulf Coast Waste Disposal Authority Texas Revenue Refunding, 5.00% due 10/1/2010 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,067,750
Gulf Coast Waste Disposal Authority Texas Revenue Refunding, 5.00% due 10/1/2011 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,068,240
Harlingen Consolidated Independent School, 7.50% due 8/15/2006 (Guaranty: PSF)	Aaa/AAA	1,275,000	1,354,879
Harlingen Consolidated Independent School, 7.50% due 8/15/2009 (Guaranty: PSF)	Aaa/AAA	750,000	874,410
Harris County Health Facilities Development Corp. Hospital Revenue Refunding Series A, 6.00% due 6/1/2012 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	500,000	568,010
Harris County Health Facilities Development Corp. Thermal Utility Revenue, 5.45% due 2/15/2011 (Insured: AMBAC)	Aaa/AAA	4,085,000	4,423,156
Harris County Health Facilities Hospital Series A, 6.00% due 6/1/2010 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	3,100,000	3,446,208
Harris County Hospital District Mortgage Revenue, 7.40% due 2/15/2010 (ETM)	Aaa/AAA	420,000	456,191
Harris County Hospital District Mortgage Revenue Unrefunded Balance Refunding, 7.40% due 2/15/2010 (Insured: AMBAC)	Aaa/AAA	1,925,000	2,141,543

Certified Semi-Annual Report	31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2011 (Insured: MBIA)	Aaa/AAA	$10,000,000	$10,979,800
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,186,800
Harris County Refunding Toll Road Senior Lien Series B-2, 5.00% due 8/15/2021 put 8/15/2009 (Insured: FGIC)	Aaa/AAA	5,000,000	5,299,350
Harris County Sports Authority Revenue Senior Lien Series G, 0% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	3,260,000	2,629,451
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,083,120
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2011 (Insured: FSA)	Aaa/AAA	1,000,000	1,088,030
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2012 (Insured: FSA)	Aaa/AAA	1,460,000	1,593,517
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2013 (Insured: FSA)	Aaa/AAA	1,250,000	1,367,000
Irving Texas Hospital Authority Revenue Series B, 5.75% due 7/1/2005 (Irving Healthcare Systems Project; Insured: FSA)	Aaa/AAA	500,000	504,160
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	Aaa/AAA	1,660,000	1,782,823
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	Aaa/AAA	1,745,000	1,874,427
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	Aaa/AAA	1,835,000	1,972,240
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	Aaa/AAA	1,930,000	2,069,481
Lewisville Combination Contract Revenue, 4.125% due 5/1/2031 pre-refunded 11/1/2006 (Special Assessment Castle Hills Project Number 3; LOC: Wells Fargo Bank)	NR/AA	1,000,000	1,021,300
Longview Water & Sewer Revenue Refunding, 5.00% due 3/1/2012 (Insured: MBIA)	Aaa/AAA	1,150,000	1,237,124
Lower Colorado River Authority Revenue Refunding & Improvement, 8.00% due 5/15/2010 (Transportation Systems Project; Insured: FSA)	Aaa/AAA	750,000	906,300
Mesquite Independent School District Refunding, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	3,065,000	2,348,556
Midlothian Independent School District Refunding, 0% due 2/15/2008 (Guaranty: PSF)	Aaa/NR	1,415,000	1,288,032
Midlothian Independent School District Refunding, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/NR	1,200,000	1,048,332
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2010 (Insured: Radian)	NR/AA	700,000	766,304
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2011 (Insured: Radian)	NR/AA	740,000	816,102
North Texas Health Facilities Development Corp., 5.25% due 9/1/2006 (United Regional Health Care System, Inc. Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,033,250
North Texas Thruway Authority Systems Revenue Refunding Series B, 5.00% due 1/1/2038 put 12/1/2008 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,280,200
Red River Education Finance Corp., 2.10% due 12/1/2034 put 12/1/2007 (Parish Episcopal School Project; LOC: Allied Irish Banks PLC)	VMIG1/NR	2,500,000	2,414,050
Sam Rayburn Municipal Power Agency Refunding, 5.50% due 10/1/2012	Baa2/BBB-	6,000,000	6,615,000
San Antonio Hotel Occupancy Revenue Refunding Series B, 5.00% due 8/15/2034 put 8/1/2008 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,273,550
Socorro Independent School District Series A, 5.75% due 2/15/2011 (Guaranty: PSF)	NR/AAA	1,970,000	2,100,020
Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2007 (Insured: AMBAC)	Aaa/AAA	965,000	888,254
Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2008 pre-refunded 2/15/2006	Aaa/AAA	1,120,000	976,226
Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2009 pre-refunded 2/15/2006	Aaa/AAA	1,275,000	1,046,010
Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2010 pre-refunded 2/15/2006	Aaa/AAA	1,440,000	1,107,634
Spring Branch Independent School District, 7.50% due 2/1/2011 (Guaranty: PSF)	Aaa/AAA	500,000	599,415
Springhill Courtland Heights Public Facility Corp. Multi Family Revenue Senior Lien Housing Series A, 5.125% due 12/1/2008	NR/BBB-	1,150,000	1,168,917
Tarrant County Health Facilities, 5.875% due 11/15/2007 (Adventist/Sunbelt Health System Project)	A2/A	580,000	615,444
Tarrant County Health Facilities, 6.00% due 11/15/2009 (Adventist/Sunbelt Health System Project)	A2/A	650,000	708,623
Tarrant County Health Facilities, 6.10% due 11/15/2011 (Adventist/Sunbelt Health System Project)	A2/A	730,000	806,679
Tarrant County Health Facilities Development Corp., 5.75% due 2/15/2011 (Texas Health Resources Project; Insured: MBIA)	Aaa/AAA	1,400,000	1,513,050
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2008 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,206,520
Texarkana Health Facilities Development Corp. Hospital Revenue, 5.75% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	1,500,000	1,620,030

32	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Texas Affordable Housing Corp. Portfolio A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	$2,000,000	$1,999,920
Texas Affordable Housing Corp. Series A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	1,945,000	1,984,600
Texas Public Finance Authority Building Revenue State Preservation Project Series B, 6.00% due 8/1/2011 pre-refunded 8/1/2009 (Insured: FSA)	Aaa/AAA	1,000,000	1,108,560
Texas State Turnpike Authority Central Texas Turnpike Systems Rev. Bond Anticipation Note 2nd Tier, 5.00% due 6/1/2008	Aa3/AA	7,000,000	7,393,610
Travis County GO, 5.00% due 3/1/2007	Aaa/AAA	1,000,000	1,038,470
Travis County GO, 5.00% due 3/1/2010	Aaa/AAA	500,000	522,405
Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,066,210
Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2008 (Insured: MBIA)	Aaa/AAA	2,300,000	2,490,808
Travis County Health Facilities Development Corp. Revenue Series A, 5.75% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	3,750,000	4,105,350
Travis County Health Facilities Development Series A, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,196,680
Washington County Health Facilities Development Corp. Revenue, 5.35% due 6/1/2009 (Insured: ACA)	NR/A	2,020,000	2,139,746
West Harris County Regional Water, 5.25% due 12/15/2010 (Insured: FSA)	Aaa/AAA	1,700,000	1,852,847
West Harris County Regional Water, 5.25% due 12/15/2011 (Insured: FSA)	Aaa/AAA	2,315,000	2,528,235
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: FSA)	Aaa/AAA	2,435,000	2,664,377

UTAH — 0.66%
Intermountain Power Agency Power Supply Revenue Series A, 5.00% due 7/1/2012 (ETM)	Aaa/AAA	4,355,000	4,364,146
Intermountain Power Agency Utah Power Supply Series E, 6.25% due 7/1/2009 (Insured: FSA)	Aaa/AAA	500,000	557,595
Salt Lake County Municipal Building, 5.50% due 10/1/2009	Aa1/AA+	1,500,000	1,636,305
Snyderville Basin Sewer Improvement, 5.00% due 11/1/2006 (Insured: AMBAC)	Aaa/AAA	675,000	698,996
Utah Board Regents Auxiliary Systems & Student Fee Revenue Refunding Series A, 5.00% due 5/1/2010	NR/AA	510,000	545,501
Utah State University Hospital Board of Regents Revenue, 5.50% due 8/1/2005 (Insured: AMBAC)	Aaa/AAA	500,000	505,105
Utah State University Hospital Board of Regents Revenue, 5.25% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,060,700

VERMONT — 0.03%
Vermont Educational & Health Buildings Financing Agency Revenue, 6.00% due 9/1/2006 (Northwestern Medical Center Project)	NR/BBB	470,000	480,951

VIRGINIA — 0.87%
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	1,010,000	1,077,933
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2008 (Insured: AMBAC)	Aaa/AAA	1,070,000	1,163,368
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2009 (Insured: AMBAC)	Aaa/AAA	1,130,000	1,244,401
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,195,000	1,332,891
Chesterfield County Industrial Development, 5.50% due 10/1/2009 (Vepco Project)	A3/BBB+	1,500,000	1,569,375
Hampton GO Refunding Bond, 5.85% due 3/1/2007	Aa2/AA	545,000	552,592
Hampton Hospital Facilities Revenue Series A, 5.00% due 11/1/2005	Aa2/AA	500,000	506,950
Norton Industrial Development Authority Hospital Revenue Refunding Improvement, 5.75% due 12/1/2012 (Norton Community Hospital Project; Insured: ACA)	NR/A	1,460,000	1,594,700
Suffolk Redevelopment Housing Authority Refunding, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac Project; Collateralized: FNMA)	Aaa/NR	3,000,000	3,156,570

WASHINGTON — 3.84%
Conservation & Renewable Energy Systems Revenue Refunding, 5.00% due 10/1/2007 (Washington Conservation Project)	Aaa/AA-	1,000,000	1,048,070
Energy Northwest Washington Electric Revenue Refunding Series A, 5.375% due 7/1/2013 (Project Number 1; Insured: FSA)	Aaa/AAA	2,000,000	2,181,960

Certified Semi-Annual Report	33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Energy Northwest Washington Revenue Series A, 4.75% due 7/1/2007 (Wind Project)	A3/A-	$1,675,000	$1,709,270
Energy Northwest Washington Revenue Series A, 4.95% due 7/1/2008 (Wind Project)	A3/A-	1,760,000	1,852,048
Energy Northwest Washington Revenue Series B, 4.95% due 7/1/2008 (Wind Project)	A3/A-	705,000	724,966
Energy Northwest Washington Revenue Series B, 5.20% due 7/1/2010 (Wind Project)	A3/A-	785,000	836,268
Grant County Priest Rapids Hydroelectric, 6.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	335,000	343,388
Lewis County Public Utility District Refunding, 5.00% due 10/1/2007	Aaa/AA-	1,880,000	1,970,842
Seattle Municipal Light & Power Revenue Refunding, 4.75% due 7/1/2007 (Insured: FSA)	Aaa/AAA	1,000,000	1,038,860
Spokane County School District GO, 0% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	1,600,000	1,403,024
Spokane County School District Number 354 Mead Refunding, 4.00% due 12/1/2008 (Insured: MBIA)	Aaa/AAA	1,375,000	1,415,466
Spokane Regional Solid Waste Refunding, 5.00% due 12/1/2005 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,015,160
Spokane Regional Solid Waste Refunding, 5.00% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,032,850
Spokane Regional Solid Waste Refunding, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,053,080
Spokane Washington Refunding, 5.00% due 12/15/2009	A2/AA-	2,150,000	2,231,550
Spokane Washington Refunding, 5.00% due 12/15/2010	A2/AA-	2,430,000	2,513,835
University of Washington Alumni Association Lease Revenue Refunding, 4.50% due 8/15/2005 (Medical Center Project; Insured: MBIA)	Aaa/AAA	900,000	906,831
University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2006 (Medical Center Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,028,970
University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2007 (Medical Center Project; Insured: MBIA)	Aaa/AAA	1,100,000	1,148,334
Washington Health Care Facilities, 5.50% due 12/1/2009 (Providence Services Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,626,510
Washington Public Power Supply, 5.40% due 7/1/2012 (Insured: FSA)	Aaa/AAA	900,000	985,671
Washington Public Power Supply Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,500,000	2,652,425
Washington Public Power Supply System Refunding Revenue, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	1,140,000	1,019,411
Washington Public Power Supply System Series 96-A, 6.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	1,655,000	1,720,571
Washington Public Power Supply Systems, 6.00% due 7/1/2008 (Nuclear Project Number 1; Insured: AMBAC)	Aaa/AAA	1,000,000	1,087,650
Washington Public Power Supply Systems Revenue Refunding Series A, 5.10% due 7/1/2010 (Nuclear Project Number 2; Insured: FSA)	Aaa/AAA	1,000,000	1,059,950
Washington Public Power Supply Systems Revenue Refunding Series B, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	830,000	742,203
Washington State Motor Vehicle Fuel Tax Series B, 5.00% due 7/1/2007 (Insured: FGIC)	Aaa/AAA	5,075,000	5,301,903
Washington State Public Power Supply Systems Revenue Refunding Series A, 6.00% due 7/1/2007 (Nuclear Project Number 1; Insured: AMBAC)	Aaa/AAA	5,000,000	5,277,500
Washington State Series A, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	6,810,000	7,208,930

WEST VIRGINIA — 0.29%
Harrison County Nursing Facility Revenue Refunding, 5.625% due 9/1/2010 (Salem Health Care Corp. Project; LOC: Fleet Bank)	NR/NR	455,000	465,242
Pleasants County Pollution Control Revenue, 4.70% due 11/1/2007 (Monongahela Power Co. Project; Insured: AMBAC)	Aaa/AAA	1,500,000	1,565,445
West Virginia Statewide Commission Lottery Revenue Series 1997-A, 5.50% due 7/1/2005 (Insured: MBIA)	Aaa/AAA	2,000,000	2,015,800

WISCONSIN — 1.37%
Bradley Pollution Control Revenue, 6.75% due 7/1/2009 (Owens Illinois Waste Project) (ETM)	Ba1/BB+	1,500,000	1,699,095
Milwaukee Wisconsin Corp. Series R GO, 5.50% due 9/1/2009	Aa2/AA	2,200,000	2,394,788
Wisconsin State Health & Educational Facilities, 5.00% due 8/15/2009 (Aurora Health Care Inc. Project; Insured: MBIA)	Aaa/AAA	2,835,000	2,987,665
Wisconsin State Health & Educational Facilities Authority, 5.90% due 8/15/2005 (Wheaton Franciscan Services Inc. Project; Insured: MBIA)	Aaa/AAA	800,000	810,184
Wisconsin State Health & Educational Facilities Authority Revenue, 6.00% due 8/15/2008 (Aurora Health Care Inc. Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,159,880

34	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Wisconsin State Health & Educational Facilities Authority Revenue Series A, 5.00% due 2/15/2009 (Gundersen Lutheran Hospital Project; Insured: FSA)	Aaa/AAA	$1,860,000	$1,968,085
Wisconsin State Health & Educational Facilities Hospital Sisters Services Inc., 4.50% due 12/1/2023 put 12/1/2007 (Insured: FSA)	Aaa/NR	5,825,000	6,015,652
Wisconsin State Health & Educational Series A, 5.00% due 2/15/2008 (Gundersen Lutheran Hospital Project; Insured: FSA)	Aaa/AAA	1,250,000	1,310,875

WYOMING — 0.27%
West Park Hospital District Revenue, 5.90% due 7/1/2010 (Insured: ACA)	NR/A	1,615,000	1,681,344
Wyoming Farm Loan Board Revenue, 0% due 4/1/2009	NR/AA	2,500,000	2,143,800

TOTAL INVESTMENTS — 102.77% (COST $ 1,425,197,346)			$1,449,081,023

LIABILITIES NET OF OTHER ASSETS — (2.77)%			(39,051,514)

NET ASSETS — 100.00%			$1,410,029,509

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGC	Insured by Asset Guaranty Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BONY	Letter of Credit from Bank of New York
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS †

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Semi-Annual Report	35

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04–3/31/05
Class I Shares
Actual	$1,000	$998.80	$2.86
Hypothetical*	$1,000	$1,022.07	$2.89

†	Expenses are equal to the annualized expense ratio for Class I shares (0.57%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

36	Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	March 31, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report	37

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

38	This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report.	39

The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

Core Strategies for Building Wealth

Thornburg California Limited Term Municipal Fund

Semi-Annual Report – March 31, 2005

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund will invest primarily in municipal obligations originating in California with the objective of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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Receive your shareholder reports and prospectus online
instead of through traditional mail.

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www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

Thornburg California Limited Term Municipal Fund

March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 3

Important Information

Performance data represent past performance and do not guarantee future results. Investment return and principal value will fluctuate. Upon redemption, shares may be worth more or less than their original cost. Current returns may be lower or higher than those shown. For performance current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s A shares is 1.50%. C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

4 Certified Semi-Annual Report

Letter to Shareholders

George Strickland

Portfolio Manager

April 15, 2005

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg California Limited Term Municipal Fund. The net asset value of the class A shares decreased by 21 cents to $12.81 during the six month period ending March 31, 2005. If you were with us for the entire period, you received dividends of 17.2 cents per share. If you reinvested dividends, you received 17.3 cents per share. Investors who owned class C shares received dividends of 15.6 and 15.7 cents per share, respectively.

Over the past six months, the municipal bond yield curve has flattened considerably. In other words, interest rates on short and intermediate bonds have risen, while the interest rates on long-term bonds have remained relatively unchanged. Since bond prices move in the opposite direction of yields, long-term bond prices have been relatively stable while short and intermediate bond prices have fallen. The class A shares of your Fund produced a total return of (0.29)% over the last six months, slightly lagging the (0.28)% return for the Lehman Five-Year Municipal Bond Index. The portion of the Fund’s ladder maturing beyond five years contributed positively to performance, while the bonds maturing in less than five years underperformed the index. Overall, these two factors generally offset each other.

We are not surprised that short and intermediate bond yields have risen. The Federal Reserve has almost tripled the targeted Fed Funds rate in the last year and is expected to keep raising rates gradually. Producer prices are rising at a 4.7% rate (up from 2.1% a year ago). Consumer prices are rising at a 3.0% rate (up from 1.7%), and the U.S. economy is growing at a nominal rate (unadjusted for inflation) of 6.4%. We haven’t seen that kind of growth since the technology stock bubble burst in the first half of 2000.

We are, however, somewhat perplexed by the stability of long-term bond yields. Market participants may be expecting the economy to falter and inflation to subside this year. While that is certainly a possibility, we believe that the more likely scenario is that economic momentum continues and inflation stays in the 3-4% range. Such a scenario should lead to higher yields for long-term bonds.

New issue municipal bond supply unexpectedly surged 10.9% over the first quarter of last year to a record $96.6 billion. The increased supply showed up just as the government bond market weakened and helped create a buyer-friendly municipal bond market. With rates on intermediate municipal bonds rising by about 0.5% over the last couple of months, we have been finding better values in bonds that mature in the five to ten year range. Though we are still conservatively positioned relative to our long-term averages, we have recently extended the duration of the Fund slightly to 3.1 years. If rates continue to rise, we would expect to continue extending duration.

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of 155 municipal obligations from all over California. Your Fund’s weighted average maturity is 4.17 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives

Certified Semi-Annual Report 5

the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates continue rising, because it will allow the Fund to gradually increase the yield of the portfolio as bonds mature and get replaced with new ones. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing	Cumulative % maturing
1 year = 12.1%	Year 1 = 12.1%
1 to 2 years = 10.8%	Year 2 = 22.9%
2 to 3 years = 15.1%	Year 3 = 38.0%
3 to 4 years = 12.8%	Year 4 = 50.8%
4 to 5 years = 11.6%	Year 5 = 62.4%
5 to 6 years = 6.1%	Year 6 = 68.5%
6 to 7 years = 10.8%	Year 7 = 79.3%
7 to 8 years = 7.8%	Year 8 = 87.1%
8 to 9 years = 3.3%	Year 9 = 90.4%
Over 9 years = 9.6%	Over 9 years = 100.0%

Percentages can and do vary. Data as of 3/31/05.

Thanks to a strong economy, California state tax revenues are running about $2 billion ahead of earlier projections, but revenues are still down 11% from their peak in 2001. Meanwhile, government spending is growing as fast as revenues, and the state is dealing with a projected $8.6 billion deficit in 2006. Debt levels are only slightly above national averages, but much higher than they were a few years ago. To reduce credit risk, we have kept 94% of the portfolio in bonds rated A or above by at least one rating agency and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

6 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

ASSETS
Investments at value (cost $167,516,931)	$169,635,264
Cash	58,208
Receivable for investments sold	10,000
Receivable for fund shares sold	126,094
Interest receivable	2,279,494
Prepaid expenses and other assets	2,544

Total Assets	172,111,604

LIABILITIES
Payable for securities purchased	1,000,000
Payable for fund shares redeemed	1,041,253
Payable to investment advisor and other affiliates (Note 3)	118,507
Accounts payable and accrued expenses	36,680
Dividends payable	126,179

Total Liabilities	2,322,619

NET ASSETS	$169,788,985

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments	$2,118,333
Accumulated net realized gain (loss)	(507,427)
Net capital paid in on shares of beneficial interest	168,178,079

$169,788,985

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($119,448,063 applicable to 9,325,387 shares of beneficial interest outstanding - Note 4)	$12.81

Maximum sales charge, 1.50% of offering price	0.20

Maximum Offering Price Per Share	$13.01

Class C Shares:
Net asset value and offering price per share * ($21,433,657 applicable to 1,672,020 shares of beneficial interest outstanding - Note 4)	$12.82

Class I Shares:
Net asset value, offering and redemption price per share ($28,907,265 applicable to 2,254,655 shares of beneficial interest outstanding - Note 4)	$12.82

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 7

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Six Months Ended March 31, 2005 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,406,831)	$3,238,033

Total Income	3,238,033

EXPENSES:
Investment advisory fees (Note 3)	442,404
Administration fees (Note 3)
Class A Shares	79,548
Class C Shares	13,649
Class I Shares	6,962
Distribution and service fees (Note 3)
Class A Shares	159,096
Class C Shares	109,086
Transfer agent fees
Class A Shares	22,157
Class C Shares	9,607
Class I Shares	10,644
Registration and filing fees
Class A Shares	203
Class C Shares	203
Class I Shares	496
Custodian fees (Note 3)	50,292
Professional fees	12,222
Accounting fees	11,635
Trustee fees	5,199
Other expenses	29,654

Total Expenses	963,057
Less:
Expenses reimbursed by investment advisor (Note 3)	(42,431)
Distribution and service fees waived (Note 3)	(54,543)
Fees paid indirectly (Note 3)	(4,537)

Net Expenses	861,546

Net Investment Income	2,376,487

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Net realized loss on investments sold	(53,022)

(53,022)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,796,551)

(2,796,551)

Net Realized and Unrealized Loss	(2,849,573)

Net Decrease in Net Assets Resulting From Operations	$(473,086)

See notes to financial statements.

8 Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS Thornburg California Limited Term Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Three Months Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income gain	$2,376,487	$1,144,598
Net realized loss on investments	(53,022)	(33,844)
Increase (Decrease) in unrealized appreciation (depreciation) on investments	(2,796,551)	2,023,841

Net Increase (Decrease) in Net Assets Resulting from Operations	(473,086)	3,134,595
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,695,536)	(841,492)
Class C Shares	(263,900)	(127,839)
Class I Shares	(417,051)	(175,267)

FUND SHARE TRANSACTIONS - (Note 4)
Class A Shares	(13,108,206)	1,954,371
Class C Shares	(152,287)	(674,119)
Class I Shares	3,642,091	2,536,234

Net Increase (Decrease) in Net Assets	(12,467,975)	5,806,483
NET ASSETS:
Beginning of period	182,256,960	176,450,477

End of period	$169,788,985	$182,256,960

See notes to financial statements.

Certified Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – California Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. In addition, the Fund will invest primarily in Municipal Obligations originating in California with the objective of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income, of the Fund, to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the

10 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended March 31, 2005, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund. The Trust also has entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $21,729 for Class A shares, $9,663 for Class C shares, and $11,039 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of Fund shares. For the period ended March 31, 2005, the Distributor has advised the Fund that it earned commissions aggregating $1,992 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,471 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust also has adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the period ended March 31, 2005, are set forth in the Statement of Operations. Distribution fees in the amount of $54,543 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $4,537.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2005		Three Months Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	456,675	$5,918,123	502,652	$6,531,022
Shares issued to shareholders in reinvestment of dividends	85,331	1,103,248	41,636	541,263
Shares repurchased	(1,555,305)	(20,129,577)	(394,425)	(5,117,914)

Net Increase (Decrease)	(1,013,299)	$(13,108,206)	149,863	$1,954,371

Class C Shares
Shares sold	192,332	$2,493,946	81,630	$1,061,877
Shares issued to shareholders in reinvestment of dividends	13,905	179,925	6,991	90,936
Shares repurchased	(218,316)	(2,826,158)	(140,412)	(1,826,932)

Net Increase (Decrease)	(12,079)	$(152,287)	(51,791)	$(674,119)

Class I Shares
Shares sold	676,286	$8,775,024	296,419	$3,855,573
Shares issued to shareholders in reinvestment of dividends	25,892	335,056	11,020	143,387
Shares repurchased	(421,965)	(5,467,989)	(112,491)	(1,462,726)

Net Increase (Decrease)	280,213	$3,642,091	194,948	$2,536,234

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $26,111,192 and $22,991,627, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$167,516,931

Gross unrealized appreciation on a tax basis	$2,871,107
Gross unrealized depreciation on a tax basis	(752,774)

Net unrealized appreciation (depreciation) on investments (tax basis)	$2,118,333

At March 31, 2005, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$205,990
2008	214,571
2012	33,844

$454,405

12 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund	(Unaudited)*

	*6 Months Ended March 31, 2005		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
					2004	2003	2002	2001	2000
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.02		$12.87		$13.20	$12.96	$12.79	$12.59	$12.75

Income from investment operations:
Net investment income	0.17		0.08		0.35	0.38	0.46	0.54	0.54
Net realized and unrealized gain (loss) on investments	(0.21)		0.15		(0.33)	0.24	0.17	0.20	(0.16)

Total from investment operations	(0.04)		0.23		0.02	0.62	0.63	0.74	0.38
Less dividends from:
Net investment income	(0.17)		(0.08)		(0.35)	(0.38)	(0.46)	(0.54)	(0.54)

Change in net asset value	(0.21)		0.15		(0.33)	0.24	0.17	0.20	(0.16)
NET ASSET VALUE, end of period	$12.81		$13.02		$12.87	$13.20	$12.96	$12.79	$12.59

RATIOS/SUPPLEMENTAL DATA
Total return (a)	(0.29)%		1.81%		0.13%	4.83%	5.03%	6.00%	3.10%
Ratios to average net assets:
Net investment income	2.66	%(b)	2.53	%(b)	2.66%	2.87%	3.58%	4.26%	4.28%
Expenses, after expense reductions	1.00	%(b)	0.99	%(b)	0.99%	0.99%	1.00%	0.99%	0.99%
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99	%(b)	0.99%	0.99%	0.99%	—	—
Expenses, before expense reductions	1.03	%(b)	1.05	%(b)	1.04%	1.02%	1.01%	1.05%	1.01%
Portfolio turnover rate	13.32%		4.18%		23.80%	26.03%	25.16%	15.45%	21.34%
Net assets at end of period (000)	$119,448		$134,588		$131,158	$149,269	$115,237	$89,967	$90,035

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Semi-Annual Report 13

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg California Limited Term Municipal Fund	(Unaudited)*

	*6 Months Ended March 31, 2005		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
					2004	2003	2002	2001	2000
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.03		$12.88		$13.21	$12.97	$12.80	$12.61	$12.76

Income from investment operations:
Net investment income	0.16		0.07		0.32	0.34	0.41	0.49	0.49
Net realized and unrealized gain (loss) on investments	(0.21)		0.15		(0.33)	0.24	0.17	0.19	(0.15)

Total from investment operations	(0.05)		0.22		(0.01)	0.58	0.58	0.68	0.34
Less dividends from:
Net investment income	(0.16)		(0.07)		(0.32)	(0.34)	(0.41)	(0.49)	(0.49)

Change in net asset value	(0.21)		0.15		(0.33)	0.24	0.17	0.19	(0.15)
NET ASSET VALUE, end of period	$12.82		$13.03		$12.88	$13.21	$12.97	$12.80	$12.61

RATIOS/SUPPLEMENTAL DATA
Total return (a)	(0.42)%		1.75%		(0.12)%	4.51%	4.60%	5.49%	2.73%
Ratios to average net assets:
Net investment income	2.42	%(b)	2.28	%(b)	2.41%	2.56%	3.15%	3.86%	3.88%
Expenses, after expense reductions	1.25	%(b)	1.24	%(b)	1.24%	1.30%	1.38%	1.40%	1.40%
Expenses, after expense reductions and net of custody credits	1.24	%(b)	1.24	%(b)	1.24%	1.30%	1.37%	—	—
Expenses, before expense reductions	1.84	%(b)	1.87	%(b)	1.86%	1.80%	1.86%	2.01%	1.94%
Portfolio turnover rate	13.32%		4.18%		23.80%	26.03%	25.16%	15.45%	21.34%
Net assets at end of period (000)	$21,434		$21,941		$22,363	$22,487	$16,081	$6,392	$7,411

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

14 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg California Limited Term Municipal Fund	(Unaudited)*

	*6 Months Ended March 31, 2005		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
					2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.03		$12.89		$13.22	$12.97	$12.79	$12.60	$12.75

Income from investment operations:
Net investment income	0.19		0.09		0.39	0.42	0.51	0.59	0.58
Net realized and unrealized gain (loss) on investments	(0.21)		0.14		(0.33)	0.25	0.18	0.19	(0.15)

Total from investment operations	(0.02)		0.23		0.06	0.67	0.69	0.78	0.43
Less dividends from:
Net investment income	(0.19)		(0.09)		(0.39)	(0.42)	(0.51)	(0.59)	(0.58)

Change in net asset value	(0.21)		0.14		(0.33)	0.25	0.18	0.19	(0.15)
NET ASSET VALUE, end of period	$12.82		$13.03		$12.89	$13.22	$12.97	$12.79	$12.60

RATIOS/SUPPLEMENTAL DATA
Total return (a)	(0.13)%		1.81%		0.46%	5.27%	5.48%	6.28%	3.50%
Ratios to average net assets:
Net investment income	2.99	%(b)	2.85	%(b)	2.99%	3.20%	3.92%	4.60%	4.60%
Expenses, after expense reductions	0.67	%(b)	0.67	%(b)	0.67%	0.65%	0.66%	0.65%	0.65%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.67	%(b)	0.67%	0.65%	0.65%	—	—
Expenses, before expense reductions	0.75	%(b)	0.77	%(b)	0.78%	0.75%	0.84%	0.98%	0.79%
Portfolio turnover rate	13.32%		4.18%		23.80%	26.03%	25.16%	15.45%	21.34%
Net assets at end of period (000)	$28,907		$25,728		$22,929	$20,592	$10,133	$5,520	$5,793

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Semi-Annual Report 15

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

CUSIPS: CLASS A - 885-215-426, CLASS C - 885-215-418, CLASS I - 885-215-392

NASDAQ SYMBOLS: CLASS A - LTCAX, CLASS C - LTCCX, CLASS I - LTCIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts Project)	A3/NR	$435,000	$456,432
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts Project)	A3/NR	455,000	476,026
Alameda COP, 4.60% due 5/1/2011	NR/A+	425,000	448,736
Alum Rock Union Elementary School District GO Refunding Bonds, 8.00% due 9/1/2006 (Insured: FGIC)	Aaa/AAA	295,000	317,063
Alum Rock Union Elementary School District GO Refunding Bonds, 8.00% due 9/1/2007 (Insured: FGIC)	Aaa/AAA	380,000	426,105
Bay Area Government Associates Lease Series 2002, 5.00% due 7/1/2005 (Insured: AMBAC)	Aaa/AAA	785,000	790,369
Bay Area Government Associates Lease Series 2002, 4.00% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	765,000	778,724
Bay Area Government Association Rapid Transit, 4.875% due 6/15/2009 (Insured: AMBAC)	Aaa/AAA	835,000	836,653
Bonita Unified School District COP Refunding, 4.50% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	750,000	791,145
Bonita Unified School District COP Refunding, 4.50% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	700,000	741,251
California Health Facilities Financing, 5.50% due 10/1/2006 (Sisters of Providence Project)	Aa3/AA	1,235,000	1,284,202
California Health Facilities Financing Authority Revenue Series B Refunding, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,000,000	2,144,380
California Health Facilities Financing Revenue, 6.40% due 10/1/2005 (Sisters of Providence Project)	Aa3/AA	700,000	702,086
California Housing Finance Authority Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	670,000	685,450
California Infrastructure & Economic Development Bank Revenue, 5.00% due 7/1/2010 (Bay Area Toll Bridges Project; Insured: FSA)	Aaa/AAA	1,000,000	1,088,320
California Mobile Home Park Financing Series A, 4.75% due 11/15/2010 (Rancho Vallecitos Project; Insured: ACA)	NR/A	500,000	521,505
California Mobile Home Park Financing Series A, 5.00% due 11/15/2013 (Rancho Vallecitos Project; Insured: ACA)	NR/A	570,000	596,585
California Pollution Control Financing Authority Series A, 5.90% due 6/1/2014 (San Diego Gas & Electric Project)	A2/A-	300,000	333,912
California Pollution Control Solid Waste Authority, 6.75% due 7/1/2011 (ETM)	Aaa/NR	2,650,000	2,905,460
California Pollution Control Solid Waste Authority Series B, 4.45% due 7/1/2027 put 7/1/2005 (Waste Management Inc. Project)	NR/BBB	1,500,000	1,503,840
California Rural HMFA Single Family Mortgage Revenue, 5.25% due 6/1/2010 (Collateralized: GNMA/FNMA)	NR/AAA	45,000	45,129
California Rural HMFA Single Family Mortgage Revenue, 5.65% due 6/1/2010 (Collateralized: GNMA/FNMA)	NR/AAA	20,000	20,068
California State, 6.40% due 2/1/2006 (Insured: MBIA)	Aaa/AAA	500,000	516,070
California State, 7.50% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	2,000,000	2,223,400
California State, 6.60% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	560,000	642,281
California State, 6.50% due 9/1/2010 (Insured: AMBAC)	Aaa/AAA	1,250,000	1,444,200
California State, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/AAA	230,000	234,929
California State Department of Water Resources Power Series A, 5.50% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	2,000,000	2,226,680
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2008	A2/BBB+	2,580,000	2,756,756
California State Department of Water Resources Power Supply Series A, 5.25% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	800,000	865,792
California State Economic Recovery Series A, 5.00% due 1/1/2008	Aa3/AA-	1,000,000	1,052,370
California State Public Works Board Lease Revenue, 5.50% due 6/1/2010 (Various Universities Project)	Aa2/AA-	530,000	576,317
California State Public Works Lease Series A, 5.50% due 1/1/2017 (Department of Corrections Project)	Aaa/AAA	3,285,000	3,413,805
California State Refunding, 5.75% due 10/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,122,310
California State Veterans Bonds, 9.50% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,272,810

16 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
California Statewide Community Development Authority, 5.00% due 7/1/2005 (Insured: FSA)	Aaa/AAA	$1,000,000	$1,006,720
California Statewide Community Development Authority COP, 5.25% due 7/1/2010 (St Joseph Health Systems Project)	Aa3/AA-	560,000	597,503
California Statewide Community Development Authority COP, 5.30% due 12/1/2015 (ETM)	Aaa/AAA	2,600,000	2,731,690
California Statewide Community Development Authority Revenue, 5.125% due 6/1/2008 (Louisiana Orthopedic Hospital Foundation Project; Insured: AMBAC)	Aaa/AAA	595,000	627,784
California Statewide Community Development Authority Revenue COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital Project; Insured: MBIA)	Aaa/AAA	935,000	1,028,210
California Statewide Community Development Authority Revenue Series B, 5.00% due 6/1/2008 (Hospital Monterey Peninsula Project; Insured: FSA)	NR/AAA	1,110,000	1,178,964
California Statewide Community Development Authority Revenue Series B, 5.00% due 6/1/2009 (Hospital Monterey Peninsula Project; Insured: FSA)	NR/AAA	1,180,000	1,266,954
California Statewide Community Development Authority Revenue Series D, 4.35% due 11/1/2036 put 3/1/2007 (Kaiser Permanente Project)	A3/A-1	1,000,000	1,018,020
California Statewide Community Development Authority Series 1996-A, 6.00% due 9/1/2005 (San Gabriel Medical Center Project) (ETM)	NR/NR	1,000,000	1,014,080
California Statewide Community Development Authority Series E, 3.875% due 4/1/2032 put 4/1/2010 (Kaiser Permanente Project)	NR/A	1,000,000	1,000,000
California Statewide Community Development Authority Solid Waste Revenue, 2.90% due 4/1/2011 put 4/1/2007 (Waste Management Inc. Project)	NR/BBB	1,000,000	981,500
California Statewide Community Development Series E, 4.70% due 11/1/2036 put 6/1/2009 (Kaiser Permanente Project)	VMIG2/A-1	2,000,000	2,078,440
Capistrano Unified School District 92-1 Community Facilities District Special Tax, 7.10% due 9/1/2021 pre-refunded 9/1/2007	NR/NR	920,000	1,013,435
Castaic Lake Water Agency COP Refunding Series A, 7.25% due 8/1/2007 (Water Systems Improvement Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,098,780
Castaic Lake Water Agency Refunding Water Systems Improvement Project Series A, 7.25% due 8/1/2009 (Insured: MBIA)	Aaa/AAA	100,000	116,383
Central Union High School District Imperial County Refunding, 5.00% due 8/1/2011 (Insured: FGIC)	Aaa/AAA	780,000	852,953
Central Union High School District Imperial County Refunding, 5.00% due 8/1/2012 (Insured: FGIC)	Aaa/AAA	830,000	906,227
Central Valley Financing Authority Revenue, 6.00% due 7/1/2009 (Carson Ice Project)	NR/BBB	620,000	641,080
Central Valley School Districts Financing Authority, 0% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	205,000	194,178
Coachella Valley California Unified School District COP Refunding, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	800,000	869,056
East Side Union High School District Santa Clara County Series B, 6.625% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	500,000	507,215
East Side Union High School District Santa Clara County Series B, 6.625% due 8/1/2006 (Insured: MBIA)	Aaa/AAA	700,000	736,911
East Side Union High School District Santa Clara County Series B, 6.625% due 8/1/2007 (Insured: MBIA)	Aaa/AAA	840,000	912,299
El Monte COP Senior Department Public Services Facility Phase II, 5.00% due 1/1/2009 (Insured: AMBAC)	Aaa/AAA	2,730,000	2,878,894
Emeryville Public Financing Authority Revenue Series A, 5.00% due 9/1/2012 (Emeryville Redevelopment Project; Insured: AMBAC)	Aaa/AAA	2,295,000	2,507,127
Escondido Joint Powers Financing Authority Lease Revenue Refunding, 0% due 9/1/2013 (California Center For The Arts Project; Insured: AMBAC)	Aaa/AAA	500,000	300,910
Escondido Multi Family Housing Revenue Refunding Bond Series 1997-A, 5.40% due 1/1/2027 put 7/1/2007 (Terrace Gardens Project; Collateralized: FNMA)	NR/AAA	3,015,000	3,077,079
Fresno County Housing Authority Multi Family Revenue Refunding Series A, 4.90% due 11/1/2027 mandatory put 11/1/2007 (Housing Creek Park Apartments Project; Collateralized: FNMA)	NR/AAA	400,000	411,636

Certified Semi-Annual Report 17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Hawaiian Gardens Redevelopment Agency Refunding, 5.50% due 12/1/2008	NR/BBB+	$575,000	$613,059
Imperial Irrigation District COP, 6.50% due 11/1/2007 (Electric Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,071,700
Irwindale Community Redevelopment Agency, 6.60% due 8/1/2018 pre-refunded 8/1/2005	Baa3/NR	1,000,000	1,030,400
Julian Union High School District, 4.875% due 11/1/2005 (Insured: MBIA)	Aaa/AAA	155,000	157,148
Kern High School District, 7.00% due 8/1/2010 (ETM)	Aaa/NR	165,000	195,065
Kern High School District Refunding Series A, 6.30% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	500,000	572,860
Kern High School District Series B, 9.00% due 8/1/2006 (ETM)	Aaa/AAA	680,000	736,222
Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	835,000	877,618
Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	435,000	473,706
Los Angeles Convention & Exhibition Center, 9.00% due 12/1/2020 pre-refunded 12/1/2005	Aaa/AAA	5,000	5,217
Los Angeles Convention & Exhibition Center Authority Certificates Refunding, 0% due 8/15/2005 (Insured: AMBAC)	Aaa/AAA	275,000	272,621
Los Angeles COP, 5.00% due 2/1/2012 (Insured: MBIA)	Aaa/AAA	1,400,000	1,516,942
Los Angeles County Capital Asset, 5.00% due 4/1/2008 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,121,020
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, 9.00% due 7/1/2007 (Insured: MBIA)	Aaa/AAA	1,700,000	1,928,157
Los Angeles County Public Works Refunding Series A, 5.00% due 12/1/2008 (Master Refunding Project)	Aaa/AAA	2,000,000	2,140,200
Los Angeles Department Airport Revenue Refunding Series A, 5.50% due 5/15/2010 pre-refunded 5/15/2005 (Insured: FGIC)	Aaa/AAA	700,000	709,800
Los Angeles Department of Water & Power Revenue Refunding Series A Subseries A-1, 5.00% due 7/1/2008 (Power Systems Project)	Aa3/AA-	1,000,000	1,066,240
Los Angeles Department of Water & Power Revenue Series A, 5.25% due 7/1/2011 (Insured: MBIA)	Aaa/AAA	3,000,000	3,315,300
Los Angeles Multi Family Revenue, 5.85% due 12/1/2027 put 12/01/2007 (Collateralized: FNMA)	NR/AAA	1,935,000	1,997,404
Los Angeles Regional Airport Lease Refunding, 5.25% due 1/1/2009 (Facilities Laxfuel Corp. LA International Project; Insured: AMBAC)	Aaa/AAA	1,590,000	1,669,770
Los Angeles Unified School District Series E, 5.50% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	2,500,000	2,807,375
Milpitas California Agency Tax Allocation Redevelopment Project Area No 1, 5.00% due 9/1/2015	Aaa/AAA	2,000,000	2,139,760
Moorpark Mobile Home Park Revenue Series A, 5.80% due 5/15/2010 (Villa Delaware Arroyo Project; Insured: ACA)	NR/A	1,205,000	1,228,522
New Haven Unified School District Refunding, 12.00% due 8/1/2006 (Insured: FSA)	Aaa/AAA	1,400,000	1,567,034
New Haven Unified School District Refunding, 12.00% due 8/1/2008 (Insured: FSA)	Aaa/AAA	1,000,000	1,277,390
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007 (Geothermal Project 3-A) (ETM)	Baa2/BBB+	360,000	382,367
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007	Baa2/BBB+	340,000	358,047
Northern California Power Agency Public Power Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	Baa2/A-	4,000,000	4,004,720
Oakland Redevelopment Agency, 7.40% due 5/1/2007 (Insured: AMBAC)	Aaa/AAA	40,000	40,164
Ontario Montclair School District COP Refunding, 3.80% due 9/1/2028 put 8/31/2007 (School Facility Bridge Funding Project; Insured: FSA)	VMIG1/A-1	1,705,000	1,705,989
Orange County Airport Revenue Bond, 6.00% due 7/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,061,830
Orange County Local Transportation Authority Sales Tax Revenue, 6.00% due 2/15/2006	Aa2/AA+	510,000	525,356
Orange County Recovery COP Series A, 6.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	600,000	625,356
Orange County Refunding Recovery, 6.50% due 6/1/2005 (Insured: MBIA)	Aaa/AAA	2,000,000	2,014,060
Oxnard HBR District Revenue Refunding, 5.65% due 8/1/2014	NR/A	1,520,000	1,587,914
Piedmont Unified School District Series B, 0% due 8/1/2013 pre-refunded 8/1/2007	Aa3/NR	1,000,000	648,150
Pittsburg California Redevelopment Agency Tax Allocation Refunding, 5.25% due 8/1/2012 (Los Medanos Community Development Project A; Insured: MBIA)	Aaa/AAA	3,350,000	3,699,908

18 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Pleasanton Unified School District Series B, 0% due 8/1/2016 pre-refunded 8/1/2005 (Insured: MBIA)	Aaa/AAA	$1,000,000	$542,620
Pomona Unified School District GO, 5.40% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	340,000	343,580
Pomona Unified School District Refunding Series A, 6.10% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	320,000	361,587
Porterville COP, 6.10% due 10/1/2005 (Water Systems Refunding Project; Insured: AMBAC)	Aaa/AAA	295,000	300,443
Puerto Rico Commonwealth Highway & Transportation Authority, 5.50% due 7/1/2009 (Insured: FSA)	Aaa/AAA	1,000,000	1,091,500
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Refunding Series A, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,000,000	1,061,450
Puerto Rico Municipal Finance Agency Series A, 6.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	600,000	684,234
Richmond Joint Powers Financing Authority Revenue Series A, 5.20% due 5/15/2005	NR/NR	500,000	500,805
Sacramento County Sanitation District Financing Authority Revenue Series A, 5.75% due 12/1/2009	Aa3/AA	560,000	623,140
Sacramento County Sanitation District Financing Authority Revenue Series A, 5.875% due 12/1/2027 Crossover refunded 12/1/2005	Aa3/AA	2,500,000	2,577,800
Sacramento Municipal Utility District Electric Revenue Refunding Series C, 5.75% due 11/15/2007 (ETM)	Aaa/AAA	330,000	331,429
Sacramento Power Authority Revenue, 5.875% due 7/1/2015 (Cogeneration Project; Insured: MBIA)	Aaa/AAA	2,500,000	2,635,900
Salinas Redevelopment Agency Tax Allocation Series A, 0% due 11/1/2022 (Insured: FSA)	Aaa/AAA	1,450,000	550,551
San Bernardino County Multi Family Housing Revenue Refunding Series A, 4.75% due 12/15/2031 put 12/15/2011 (Collateralized: FNMA)	Aaa/NR	3,000,000	3,140,730
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.10% due 9/1/2011	NR/NR	190,000	199,382
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.20% due 9/1/2012	NR/NR	205,000	214,879
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.30% due 9/1/2013	NR/NR	300,000	315,084
San Bernardino County Transportation Authority Sales Tax Revenue Series A, 6.00% due 3/1/2010 (ETM)	Aaa/AAA	175,000	189,676
San Diego County Regional Transportation Commission Sales Tax Revenue Series A, 6.00% due 4/1/2008 (ETM)	Aaa/AA-	590,000	627,967
San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2005 (Insured: MBIA)	Aaa/AAA	430,000	430,000
San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2006 (Insured: MBIA)	Aaa/AAA	455,000	474,911
San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2007 (Insured: MBIA)	Aaa/AAA	425,000	459,829
San Francisco Bay Area Transit Bridge Toll Notes, 5.625% due 8/1/2006 (Insured: ACA)	NR/A	1,400,000	1,447,726
San Francisco Bay Area Transit Financing Authority Bridge Toll Notes, 5.50% due 8/1/2005 (Insured: ACA)	NR/A	1,000,000	1,009,450
San Francisco International Airport Revenue Series Issue 13B, 8.00% due 5/1/2007 (Insured: MBIA)	Aaa/AAA	1,100,000	1,166,847
San Jose Evergreen Community College District Series C, 0% due 9/1/2011 (Insured: AMBAC)	Aaa/AAA	2,200,000	1,692,966
San Jose Financing Authority Lease Revenue Series D, 5.00% due 6/1/2039 mandatory put 6/1/2006 (Civic Center Project; Insured: AMBAC)	Aaa/AAA	2,700,000	2,769,012
San Marcos Public Facilities Authority Revenue Community Facilities District 88-1, 0% due 3/1/2008 (ETM)	Aaa/NR	1,900,000	1,737,949
San Marcos Public Facilities Authority Special Tax Revenue Series A, 6.45% due 9/1/2034 pre-refunded 9/1/2007	NR/NR	2,000,000	2,191,760
Santa Clara County Financing Authority, 5.00% due 8/1/2005 (Measure B Transportation Improvement Program)	A2/NR	1,250,000	1,259,625

Certified Semi-Annual Report 19

SCHEDULE OF INVESTMENTS, CONTINUED Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Santa Clara County Financing Authority Special Obligation Measure B, 4.00% due 8/1/2006 (Transportation Improvement Program Project)	A2/NR	$1,575,000	$1,596,767
Santa Clara Valley Transportation Authority Sales Tax Revenue Measure A, 4.00% due 4/1/2036 put 10/2/2006 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,019,200
Santa Clara Valley Transportation Authority Sales Tax Revenue Measure A, 5.50% due 4/1/2036 put 10/2/2006 (Insured:AMBAC)	Aaa/AAA	1,810,000	1,885,296
Santa Cruz County Certificates Refunding, 4.00% due 8/1/2005	A3/NR	610,000	612,855
Seal Beach Redevelopment Agency Mobile Home Park Revenue Series A, 5.20% due 12/15/2013 (Insured:ACA)	NR/A	575,000	610,156
South Orange County Public Finance Authority Special Tax Revenue, 7.00% due 9/1/2005 (Insured: MBIA)	Aaa/AAA	1,435,000	1,462,179
South Orange County Public Financing Authority Special Tax Revenue Series C, 8.00% due 8/15/2008 (Foothill Area Project; Insured: FGIC)	Aaa/AAA	1,500,000	1,737,195
Southeast Resources Recovery Facilities Authority Lease Revenue Refunding Series B, 5.375% due 12/1/2013 (Insured:AMBAC)	Aaa/AAA	1,060,000	1,141,260
Southern California Revenue, 5.15% due 7/1/2015 (Public Power Project; Insured:AMBAC)	Aaa/AAA	350,000	380,177
Southern California Revenue, 5.15% due 7/1/2015 (Public Power Project; Insured:AMBAC)	Aaa/AAA	250,000	271,555
Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	3,225,000	3,384,831
Ukiah Unified School District COP, 5.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,066,580
Ventura County Community College Series A, 5.00% due 8/1/2012 (Insured: MBIA)	Aaa/AAA	500,000	545,920
Ventura Unified School District Series F, 6.75% due 8/1/2005 (Insured: FSA)	Aaa/AAA	115,000	116,692
Victorville Redevelopment Agency Tax Allocation Bear Valley Road Special Escrow Fund A, 5.00% due 12/1/2014 (Insured: FSA)	Aaa/AAA	455,000	462,125
Walnut Valley Unified School District, 9.00% due 8/1/2006 (ETM)	Aaa/AAA	800,000	866,144
Walnut Valley Unified School District, 8.75% due 8/1/2010 (ETM)	Aaa/AAA	1,000,000	1,267,370
Walnut Valley Unified School District Series A, 6.70% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	245,000	248,565
Walnut Valley Unified School District Series A, 6.80% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	250,000	268,248
Walnut Valley Unified School District Series A, 6.90% due 2/1/2008 (Insured: MBIA)	Aaa/AAA	250,000	277,360
Walnut Valley Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	100,000	112,888
Washington Township Health Care District Revenue, 5.00% due 7/1/2009	A2/NR	450,000	473,328
West Contra Costa Unified School District Series A, 6.50% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	570,000	577,934
West Contra Costa Unified School District Series A, 7.00% due 8/1/2006 (Insured: MBIA)	Aaa/AAA	595,000	629,361
West Contra Costa Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	655,000	739,416
Whittier Solid Waste Revenue Refunding Series A, 5.375% due 8/1/2014 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,009,450

TOTAL INVESTMENTS — 99.91%(Cost $ 167,516,931)			$169,635,264

OTHER ASSETS LESS LIABILITIES — 0.09%			153,721

NET ASSETS — 100.00%			$169,788,985

20 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

SUMMARY OF SECURITY CREDIT RATINGS †

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance

Certified Semi-Annual Report 21

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares,

(b) a deferred sales charge on redemptions of any part of all of a purchase of $1 million of Class A shares within 12 months of purchase, and

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase; and

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04–3/31/05
Class A Shares
Actual	$1,000	$997.10	$4.95
Hypothetical*	$1,000	$1,019.97	$5.01
Class C Shares
Actual	$1,000	$995.80	$6.19
Hypothetical*	$1,000	$1,018.73	$6.26
Class I Shares
Actual	$1,000	$998.70	$3.33
Hypothetical*	$1,000	$1,021.60	$3.37

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; and I: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 23

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

405(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 27

The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

Core Strategies for Building Wealth

Thornburg California Limited Term Municipal Fund

I Shares

Semi-Annual Report – March 31, 2005

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund will invest primarily in municipal obligations originating in California with the objective of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

Thornburg California Limited Term Municipal Fund

I Shares – March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for class I shares are higher than those for other classes. There is no up front sales charge for this class of shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

4 Certified Semi-Annual Report

Letter to Shareholders

George Strickland

Portfolio Manager

April 15, 2005

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg California Limited Term Municipal Fund. The net asset value of the class I shares decreased by 21 cents to $12.82 during the six month period ending March 31, 2005. If you were with us for the entire period, you received dividends of 19.3 cents per share. If you reinvested dividends, you received 19.5 cents per share.

Over the past six months, the municipal bond yield curve has flattened considerably. In other words, interest rates on short and intermediate bonds have risen, while the interest rates on long-term bonds have remained relatively unchanged. Since bond prices move in the opposite direction of yields, long-term bond prices have been relatively stable while short and intermediate bond prices have fallen. The class I shares of your Fund produced a total return of (0.13)% over the last six months, compared to a (0.28)% return for the Lehman Five-Year Municipal Bond Index. The portion of the Fund’s ladder maturing beyond five years contributed positively to performance, while the bonds maturing in less than five years underperformed the index. Overall, these two factors generally offset each other.

We are not surprised that short and intermediate bond yields have risen. The Federal Reserve has almost tripled the targeted Fed Funds rate in the last year and is expected to keep raising rates gradually. Producer prices are rising at a 4.7% rate (up from 2.1% a year ago). Consumer prices are rising at a 3.0% rate (up from 1.7%), and the U.S. economy is growing at a nominal rate (unadjusted for inflation) of 6.4%. We haven’t seen that kind of growth since the technology stock bubble burst in the first half of 2000.

We are, however, somewhat perplexed by the stability of long-term bond yields. Market participants may be expecting the economy to falter and inflation to subside this year. While that is certainly a possibility, we believe that the more likely scenario is that economic momentum continues and inflation stays in the 3-4% range. Such a scenario should lead to higher yields for long-term bonds.

New issue municipal bond supply unexpectedly surged 10.9% over the first quarter of last year to a record $96.6 billion. The increased supply showed up just as the government bond market weakened and helped create a buyer-friendly municipal bond market. With rates on intermediate municipal bonds rising by about 0.5% over the last couple of months, we have been finding better values in bonds that mature in the five to ten year range. Though we are still conservatively positioned relative to our long-term averages, we have recently extended the duration of the Fund slightly to 3.1 years. If rates continue to rise, we would expect to continue extending duration.

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of 155 municipal obligations from all over California. Your Fund’s weighted average maturity is 4.17 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the

Certified Semi-Annual Report 5

ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates continue rising, because it will allow the Fund to gradually increase the yield of the portfolio as bonds mature and get replaced with new ones. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing	Cumulative % maturing
1 year = 12.1%	Year 1 = 12.1%
1 to 2 years = 10.8%	Year 2 = 22.9%
2 to 3 years = 15.1%	Year 3 = 38.0%
3 to 4 years = 12.8%	Year 4 = 50.8%
4 to 5 years = 11.6%	Year 5 = 62.4%
5 to 6 years = 6.1%	Year 6 = 68.5%
6 to 7 years = 10.8%	Year 7 = 79.3%
7 to 8 years = 7.8%	Year 8 = 87.1%
8 to 9 years = 3.3%	Year 9 = 90.4%
Over 9 years = 9.6%	Over 9 years = 100.0%

Percentages can and do vary. Data as of 3/31/05.

Thanks to a strong economy, California state tax revenues are running about $2 billion ahead of earlier projections, but revenues are still down 11% from their peak in 2001. Meanwhile, government spending is growing as fast as revenues, and the state is dealing with a projected $8.6 billion deficit in 2006. Debt levels are only slightly above national averages, but much higher than they were a few years ago. To reduce credit risk, we have kept 94% of the portfolio in bonds rated A or above by at least one rating agency and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland Portfolio Manager

6 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

ASSETS
Investments at value (cost $167,516,931)	$169,635,264
Cash	58,208
Receivable for investments sold	10,000
Receivable for fund shares sold	126,094
Interest receivable	2,279,494
Prepaid expenses and other assets	2,544

Total Assets	172,111,604

LIABILITIES
Payable for securities purchased	1,000,000
Payable for fund shares redeemed	1,041,253
Payable to investment advisor and other affiliates (Note 3)	118,507
Accounts payable and accrued expenses	36,680
Dividends payable	126,179

Total Liabilities	2,322,619

NET ASSETS	$169,788,985

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments	$2,118,333
Accumulated net realized gain (loss)	(507,427)
Net capital paid in on shares of beneficial interest	168,178,079

$169,788,985

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($119,448,063 applicable to 9,325,387 shares of beneficial interest outstanding - Note 4)	$12.81
Maximum sales charge, 1.50% of offering price	0.20

Maximum Offering Price Per Share	$13.01

Class C Shares:
Net asset value and offering price per share * ($21,433,657 applicable to 1,672,020 shares of beneficial interest outstanding - Note 4)	$12.82

Class I Shares:
Net asset value, offering and redemption price per share ($28,907,265 applicable to 2,254,655 shares of beneficial interest outstanding - Note 4)	$12.82

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 7

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Six Months Ended March 31, 2005 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,406,831)	$3,238,033

Total Income	3,238,033

EXPENSES:
Investment advisory fees (Note 3)	442,404
Administration fees (Note 3)
Class A Shares	79,548
Class C Shares	13,649
Class I Shares	6,962
Distribution and service fees (Note 3)
Class A Shares	159,096
Class C Shares	109,086
Transfer agent fees
Class A Shares	22,157
Class C Shares	9,607
Class I Shares	10,644
Registration and filing fees
Class A Shares	203
Class C Shares	203
Class I Shares	496
Custodian fees (Note 3)	50,292
Professional fees	12,222
Accounting fees	11,635
Trustee fees	5,199
Other expenses	29,654

Total Expenses	963,057
Less:
Expenses reimbursed by investment advisor (Note 3)	(42,431)
Distribution and service fees waived (Note 3)	(54,543)
Fees paid indirectly (Note 3)	(4,537)

Net Expenses	861,546

Net Investment Income	2,376,487

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Net realized loss on investments sold	(53,022)

(53,022)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,796,551)

(2,796,551)

Net Realized and Unrealized Loss	(2,849,573)

Net Decrease in Net Assets Resulting From Operations	$(473,086)

See notes to financial statements.

8 Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Three Months Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income gain	$2,376,487	$1,144,598
Net realized loss on investments	(53,022)	(33,844)
Increase (Decrease) in unrealized appreciation (depreciation) on investments	(2,796,551)	2,023,841

Net Increase (Decrease) in Net Assets Resulting from Operations	(473,086)	3,134,595
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,695,536)	(841,492)
Class C Shares	(263,900)	(127,839)
Class I Shares	(417,051)	(175,267)
FUND SHARE TRANSACTIONS - (Note 4)
Class A Shares	(13,108,206)	1,954,371
Class C Shares	(152,287)	(674,119)
Class I Shares	3,642,091	2,536,234

Net Increase (Decrease) in Net Assets	(12,467,975)	5,806,483
NET ASSETS:
Beginning of period	182,256,960	176,450,477

End of period	$169,788,985	$182,256,960

See notes to financial statements.

Certified Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – California Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. In addition, the Fund will invest primarily in Municipal Obligations originating in California with the objective of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income, of the Fund, to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the

10 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended March 31, 2005, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund. The Trust also has entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $21,729 for Class A shares, $9,663 for Class C shares, and $11,039 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of Fund shares. For the period ended March 31, 2005, the Distributor has advised the Fund that it earned commissions aggregating $1,992 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,471 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust also has adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the period ended March 31, 2005, are set forth in the Statement of Operations. Distribution fees in the amount of $54,543 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $4,537.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2005		Three Months Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	456,675	$5,918,123	502,652	$6,531,022
Shares issued to shareholders in reinvestment of dividends	85,331	1,103,248	41,636	541,263
Shares repurchased	(1,555,305)	(20,129,577)	(394,425)	(5,117,914)

Net Increase (Decrease)	(1,013,299)	$(13,108,206)	149,863	$1,954,371

Class C Shares
Shares sold	192,332	$2,493,946	81,630	$1,061,877
Shares issued to shareholders in reinvestment of dividends	13,905	179,925	6,991	90,936
Shares repurchased	(218,316)	(2,826,158)	(140,412)	(1,826,932)

Net Increase (Decrease)	(12,079)	$(152,287)	(51,791)	$(674,119)

Class I Shares
Shares sold	676,286	$8,775,024	296,419	$3,855,573
Shares issued to shareholders in reinvestment of dividends	25,892	335,056	11,020	143,387
Shares repurchased	(421,965)	(5,467,989)	(112,491)	(1,462,726)

Net Increase (Decrease)	280,213	$3,642,091	194,948	$2,536,234

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $26,111,192 and $22,991,627, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$167,516,931

Gross unrealized appreciation on a tax basis	$2,871,107
Gross unrealized depreciation on a tax basis	(752,774)
Net unrealized appreciation (depreciation) on investments (tax basis)	$2,118,333

At March 31, 2005, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$205,990
2008	214,571
2012	33,844

$454,405

12 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund	(Unaudited)*

	*6 Months Ended March 31, 2005		3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
					2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)
Net asset value, beginning of period	$13.03		$12.89		$13.22	$12.97	$12.79	$12.60	$12.75

Income from investment operations:
Net investment income	0.19		0.09		0.39	0.42	0.51	0.59	0.58
Net realized and unrealized gain (loss) on investments	(0.21)		0.14		(0.33)	0.25	0.18	0.19	(0.15)

Total from investment operations	(0.02)		0.23		0.06	0.67	0.69	0.78	0.43

Less dividends from:
Net investment income	(0.19)		(0.09)		(0.39)	(0.42)	(0.51)	(0.59)	(0.58)

Change in net asset value	(0.21)		0.14		(0.33)	0.25	0.18	0.19	(0.15)
NET ASSET VALUE, end of period	$12.82		$13.03		$12.89	$13.22	$12.97	$12.79	$12.60

RATIOS/SUPPLEMENTAL DATA

Total return (a)	(0.13)%		1.81%		0.46%	5.27%	5.48%	6.28%	3.50%
Ratios to average net assets:
Net investment income	2.99	%(b)	2.85	%(b)	2.99%	3.20%	3.92%	4.60%	4.60%
Expenses, after expense reductions	0.67	%(b)	0.67	%(b)	0.67%	0.65%	0.66%	0.65%	0.65%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.67	%(b)	0.67%	0.65%	0.65%	—	—
Expenses, before expense reductions	0.75	%(b)	0.77	%(b)	0.78%	0.75%	0.84%	0.98%	0.79%
Portfolio turnover rate	13.32%		4.18%		23.80%	26.03%	25.16%	15.45%	21.34%
Net assets at end of period (000)	$28,907		$25,728		$22,929	$20,592	$10,133	$5,520	$5,793

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Semi-Annual Report    13

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

CUSIPS: CLASS A - 885-215-426, CLASS C - 885-215-418, CLASS I - 885-215-392

NASDAQ SYMBOLS: CLASS A - LTCAX, CLASS C - LTCCX, CLASS I - LTCIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts Project)	A3/NR	$435,000	$456,432
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts Project)	A3/NR	455,000	476,026
Alameda COP, 4.60% due 5/1/2011	NR/A+	425,000	448,736
Alum Rock Union Elementary School District GO Refunding Bonds, 8.00% due 9/1/2006 (Insured: FGIC)	Aaa/AAA	295,000	317,063
Alum Rock Union Elementary School District GO Refunding Bonds, 8.00% due 9/1/2007 (Insured: FGIC)	Aaa/AAA	380,000	426,105
Bay Area Government Associates Lease Series 2002, 5.00% due 7/1/2005 (Insured:AMBAC)	Aaa/AAA	785,000	790,369
Bay Area Government Associates Lease Series 2002, 4.00% due 7/1/2006 (Insured:AMBAC)	Aaa/AAA	765,000	778,724
Bay Area Government Association Rapid Transit, 4.875% due 6/15/2009 (Insured:AMBAC)	Aaa/AAA	835,000	836,653
Bonita Unified School District COP Refunding, 4.50% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	750,000	791,145
Bonita Unified School District COP Refunding, 4.50% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	700,000	741,251
California Health Facilities Financing, 5.50% due 10/1/2006 (Sisters of Providence Project)	Aa3/AA	1,235,000	1,284,202
California Health Facilities Financing Authority Revenue Series B Refunding, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,000,000	2,144,380
California Health Facilities Financing Revenue, 6.40% due 10/1/2005 (Sisters of Providence Project)	Aa3/AA	700,000	702,086
California Housing Finance Authority Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	670,000	685,450
California Infrastructure & Economic Development Bank Revenue, 5.00% due 7/1/2010 (Bay Area Toll Bridges Project; Insured: FSA)	Aaa/AAA	1,000,000	1,088,320
California Mobile Home Park Financing Series A, 4.75% due 11/15/2010 (Rancho Vallecitos Project; Insured:ACA)	NR/A	500,000	521,505
California Mobile Home Park Financing Series A, 5.00% due 11/15/2013 (Rancho Vallecitos Project; Insured:ACA)	NR/A	570,000	596,585
California Pollution Control Financing Authority Series A, 5.90% due 6/1/2014 (San Diego Gas & Electric Project)	A2/A-	300,000	333,912
California Pollution Control Solid Waste Authority, 6.75% due 7/1/2011 (ETM)	Aaa/NR	2,650,000	2,905,460
California Pollution Control Solid Waste Authority Series B, 4.45% due 7/1/2027 put 7/1/2005 (Waste Management Inc. Project)	NR/BBB	1,500,000	1,503,840
California Rural HMFA Single Family Mortgage Revenue, 5.25% due 6/1/2010 (Collateralized: GNMA/FNMA)	NR/AAA	45,000	45,129
California Rural HMFA Single Family Mortgage Revenue, 5.65% due 6/1/2010 (Collateralized: GNMA/FNMA)	NR/AAA	20,000	20,068
California State, 6.40% due 2/1/2006 (Insured: MBIA)	Aaa/AAA	500,000	516,070
California State, 7.50% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	2,000,000	2,223,400
California State, 6.60% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	560,000	642,281
California State, 6.50% due 9/1/2010 (Insured:AMBAC)	Aaa/AAA	1,250,000	1,444,200
California State, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/AAA	230,000	234,929
California State Department of Water Resources Power Series A, 5.50% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	2,000,000	2,226,680
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2008	A2/BBB+	2,580,000	2,756,756
California State Department of Water Resources Power Supply Series A, 5.25% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	800,000	865,792
California State Economic Recovery Series A, 5.00% due 1/1/2008	Aa3/AA-	1,000,000	1,052,370
California State Public Works Board Lease Revenue, 5.50% due 6/1/2010 (Various Universities Project)	Aa2/AA-	530,000	576,317
California State Public Works Lease Series A, 5.50% due 1/1/2017 (Department of Corrections Project)	Aaa/AAA	3,285,000	3,413,805
California State Refunding, 5.75% due 10/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,122,310
California State Veterans Bonds, 9.50% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,272,810

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
California Statewide Community Development Authority, 5.00% due 7/1/2005 (Insured: FSA)	Aaa/AAA	$1,000,000	$1,006,720
California Statewide Community Development Authority COP, 5.25% due 7/1/2010 (St Joseph Health Systems Project)	Aa3/AA-	560,000	597,503
California Statewide Community Development Authority COP, 5.30% due 12/1/2015 (ETM)	Aaa/AAA	2,600,000	2,731,690
California Statewide Community Development Authority Revenue, 5.125% due 6/1/2008 (Louisiana Orthopedic Hospital Foundation Project; Insured:AMBAC)	Aaa/AAA	595,000	627,784
California Statewide Community Development Authority Revenue COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital Project; Insured: MBIA)	Aaa/AAA	935,000	1,028,210
California Statewide Community Development Authority Revenue Series B, 5.00% due 6/1/2008 (Hospital Monterey Peninsula Project; Insured: FSA)	NR/AAA	1,110,000	1,178,964
California Statewide Community Development Authority Revenue Series B, 5.00% due 6/1/2009 (Hospital Monterey Peninsula Project; Insured: FSA)	NR/AAA	1,180,000	1,266,954
California Statewide Community Development Authority Revenue Series D, 4.35% due 11/1/2036 put 3/1/2007 (Kaiser Permanente Project)	A3/A-1	1,000,000	1,018,020
California Statewide Community Development Authority Series 1996-A, 6.00% due 9/1/2005 (San Gabriel Medical Center Project) (ETM)	NR/NR	1,000,000	1,014,080
California Statewide Community Development Authority Series E, 3.875% due 4/1/2032 put 4/1/2010 (Kaiser Permanente Project)	NR/A	1,000,000	1,000,000
California Statewide Community Development Authority Solid Waste Revenue, 2.90% due 4/1/2011 put 4/1/2007 (Waste Management Inc. Project)	NR/BBB	1,000,000	981,500
California Statewide Community Development Series E, 4.70% due 11/1/2036 put 6/1/2009 (Kaiser Permanente Project)	VMIG2/A-1	2,000,000	2,078,440
Capistrano Unified School District 92-1 Community Facilities District Special Tax, 7.10% due 9/1/2021 pre-refunded 9/1/2007	NR/NR	920,000	1,013,435
Castaic Lake Water Agency COP Refunding Series A, 7.25% due 8/1/2007 (Water Systems Improvement Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,098,780
Castaic Lake Water Agency Refunding Water Systems Improvement Project Series A, 7.25% due 8/1/2009 (Insured: MBIA)	Aaa/AAA	100,000	116,383
Central Union High School District Imperial County Refunding, 5.00% due 8/1/2011 (Insured: FGIC)	Aaa/AAA	780,000	852,953
Central Union High School District Imperial County Refunding, 5.00% due 8/1/2012 (Insured: FGIC)	Aaa/AAA	830,000	906,227
Central Valley Financing Authority Revenue, 6.00% due 7/1/2009 (Carson Ice Project)	NR/BBB	620,000	641,080
Central Valley School Districts Financing Authority, 0% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	205,000	194,178
Coachella Valley California Unified School District COP Refunding, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	800,000	869,056
East Side Union High School District Santa Clara County Series B, 6.625% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	500,000	507,215
East Side Union High School District Santa Clara County Series B, 6.625% due 8/1/2006 (Insured: MBIA)	Aaa/AAA	700,000	736,911
East Side Union High School District Santa Clara County Series B, 6.625% due 8/1/2007 (Insured: MBIA)	Aaa/AAA	840,000	912,299
El Monte COP Senior Department Public Services Facility Phase II, 5.00% due 1/1/2009 (Insured:AMBAC)	Aaa/AAA	2,730,000	2,878,894
Emeryville Public Financing Authority Revenue Series A, 5.00% due 9/1/2012 (Emeryville Redevelopment Project; Insured:AMBAC)	Aaa/AAA	2,295,000	2,507,127
Escondido Joint Powers Financing Authority Lease Revenue Refunding, 0% due 9/1/2013 (California Center For The Arts Project; Insured:AMBAC)	Aaa/AAA	500,000	300,910
Escondido Multi Family Housing Revenue Refunding Bond Series 1997-A, 5.40% due 1/1/2027 put 7/1/2007 (Terrace Gardens Project; Collateralized: FNMA)	NR/AAA	3,015,000	3,077,079
Fresno County Housing Authority Multi Family Revenue Refunding Series A, 4.90% due 11/1/2027 mandatory put 11/1/2007 (Housing Creek Park Apartments Project; Collateralized: FNMA)	NR/AAA	400,000	411,636

Certified Semi-Annual Report 15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Hawaiian Gardens Redevelopment Agency Refunding, 5.50% due 12/1/2008	NR/BBB+	$575,000	$613,059
Imperial Irrigation District COP, 6.50% due 11/1/2007 (Electric Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,071,700
Irwindale Community Redevelopment Agency, 6.60% due 8/1/2018 pre-refunded 8/1/2005	Baa3/NR	1,000,000	1,030,400
Julian Union High School District, 4.875% due 11/1/2005 (Insured: MBIA)	Aaa/AAA	155,000	157,148
Kern High School District, 7.00% due 8/1/2010 (ETM)	Aaa/NR	165,000	195,065
Kern High School District Refunding Series A, 6.30% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	500,000	572,860
Kern High School District Series B, 9.00% due 8/1/2006 (ETM)	Aaa/AAA	680,000	736,222
Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	835,000	877,618
Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	435,000	473,706
Los Angeles Convention & Exhibition Center, 9.00% due 12/1/2020 pre-refunded 12/1/2005	Aaa/AAA	5,000	5,217
Los Angeles Convention & Exhibition Center Authority Certificates Refunding, 0% due 8/15/2005 (Insured: AMBAC)	Aaa/AAA	275,000	272,621
Los Angeles COP, 5.00% due 2/1/2012 (Insured: MBIA)	Aaa/AAA	1,400,000	1,516,942
Los Angeles County Capital Asset, 5.00% due 4/1/2008 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,121,020
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, 9.00% due 7/1/2007 (Insured: MBIA)	Aaa/AAA	1,700,000	1,928,157
Los Angeles County Public Works Refunding Series A, 5.00% due 12/1/2008 (Master Refunding Project)	Aaa/AAA	2,000,000	2,140,200
Los Angeles Department Airport Revenue Refunding Series A, 5.50% due 5/15/2010 pre-refunded 5/15/2005 (Insured: FGIC)	Aaa/AAA	700,000	709,800
Los Angeles Department of Water & Power Revenue Refunding Series A Subseries A-1, 5.00% due 7/1/2008 (Power Systems Project)	Aa3/AA-	1,000,000	1,066,240
Los Angeles Department of Water & Power Revenue Series A, 5.25% due 7/1/2011 (Insured: MBIA)	Aaa/AAA	3,000,000	3,315,300
Los Angeles Multi Family Revenue, 5.85% due 12/1/2027 put 12/01/2007 (Collateralized: FNMA)	NR/AAA	1,935,000	1,997,404
Los Angeles Regional Airport Lease Refunding, 5.25% due 1/1/2009 (Facilities Laxfuel Corp. LA International Project; Insured: AMBAC)	Aaa/AAA	1,590,000	1,669,770
Los Angeles Unified School District Series E, 5.50% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	2,500,000	2,807,375
Milpitas California Agency Tax Allocation Redevelopment Project Area No 1, 5.00% due 9/1/2015	Aaa/AAA	2,000,000	2,139,760
Moorpark Mobile Home Park Revenue Series A, 5.80% due 5/15/2010 (Villa Delaware Arroyo Project; Insured: ACA)	NR/A	1,205,000	1,228,522
New Haven Unified School District Refunding, 12.00% due 8/1/2006 (Insured: FSA)	Aaa/AAA	1,400,000	1,567,034
New Haven Unified School District Refunding, 12.00% due 8/1/2008 (Insured: FSA)	Aaa/AAA	1,000,000	1,277,390
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007 (Geothermal Project 3-A) (ETM)	Baa2/BBB+	360,000	382,367
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007	Baa2/BBB+	340,000	358,047
Northern California Power Agency Public Power Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	Baa2/A-	4,000,000	4,004,720
Oakland Redevelopment Agency, 7.40% due 5/1/2007 (Insured: AMBAC)	Aaa/AAA	40,000	40,164
Ontario Montclair School District COP Refunding, 3.80% due 9/1/2028 put 8/31/2007 (School Facility Bridge Funding Project; Insured: FSA)	VMIG1/A-1	1,705,000	1,705,989
Orange County Airport Revenue Bond, 6.00% due 7/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,061,830
Orange County Local Transportation Authority Sales Tax Revenue, 6.00% due 2/15/2006	Aa2/AA+	510,000	525,356
Orange County Recovery COP Series A, 6.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	600,000	625,356
Orange County Refunding Recovery, 6.50% due 6/1/2005 (Insured: MBIA)	Aaa/AAA	2,000,000	2,014,060
Oxnard HBR District Revenue Refunding, 5.65% due 8/1/2014	NR/A	1,520,000	1,587,914
Piedmont Unified School District Series B, 0% due 8/1/2013 pre-refunded 8/1/2007	Aa3/NR	1,000,000	648,150
Pittsburg California Redevelopment Agency Tax Allocation Refunding, 5.25% due 8/1/2012 (Los Medanos Community Development Project A; Insured: MBIA)	Aaa/AAA	3,350,000	3,699,908

16 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Pleasanton Unified School District Series B, 0% due 8/1/2016 pre-refunded 8/1/2005 (Insured: MBIA)	Aaa/AAA	$1,000,000	$542,620
Pomona Unified School District GO, 5.40% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	340,000	343,580
Pomona Unified School District Refunding Series A, 6.10% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	320,000	361,587
Porterville COP, 6.10% due 10/1/2005 (Water Systems Refunding Project; Insured: AMBAC)	Aaa/AAA	295,000	300,443
Puerto Rico Commonwealth Highway & Transportation Authority, 5.50% due 7/1/2009 (Insured: FSA)	Aaa/AAA	1,000,000	1,091,500
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Refunding Series A, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,000,000	1,061,450
Puerto Rico Municipal Finance Agency Series A, 6.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	600,000	684,234
Richmond Joint Powers Financing Authority Revenue Series A, 5.20% due 5/15/2005	NR/NR	500,000	500,805
Sacramento County Sanitation District Financing Authority Revenue Series A, 5.75% due 12/1/2009	Aa3/AA	560,000	623,140
Sacramento County Sanitation District Financing Authority Revenue Series A, 5.875% due 12/1/2027 Crossover refunded 12/1/2005	Aa3/AA	2,500,000	2,577,800
Sacramento Municipal Utility District Electric Revenue Refunding Series C, 5.75% due 11/15/2007 (ETM)	Aaa/AAA	330,000	331,429
Sacramento Power Authority Revenue, 5.875% due 7/1/2015 (Cogeneration Project; Insured: MBIA)	Aaa/AAA	2,500,000	2,635,900
Salinas Redevelopment Agency Tax Allocation Series A, 0% due 11/1/2022 (Insured: FSA)	Aaa/AAA	1,450,000	550,551
San Bernardino County Multi Family Housing Revenue Refunding Series A, 4.75% due 12/15/2031 put 12/15/2011 (Collateralized: FNMA)	Aaa/NR	3,000,000	3,140,730
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.10% due 9/1/2011	NR/NR	190,000	199,382
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.20% due 9/1/2012	NR/NR	205,000	214,879
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.30% due 9/1/2013	NR/NR	300,000	315,084
San Bernardino County Transportation Authority Sales Tax Revenue Series A, 6.00% due 3/1/2010 (ETM)	Aaa/AAA	175,000	189,676
San Diego County Regional Transportation Commission Sales Tax Revenue Series A, 6.00% due 4/1/2008 (ETM)	Aaa/AA-	590,000	627,967
San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2005 (Insured: MBIA)	Aaa/AAA	430,000	430,000
San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2006 (Insured: MBIA)	Aaa/AAA	455,000	474,911
San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2007 (Insured: MBIA)	Aaa/AAA	425,000	459,829
San Francisco Bay Area Transit Bridge Toll Notes, 5.625% due 8/1/2006 (Insured: ACA)	NR/A	1,400,000	1,447,726
San Francisco Bay Area Transit Financing Authority Bridge Toll Notes, 5.50% due 8/1/2005 (Insured: ACA)	NR/A	1,000,000	1,009,450
San Francisco International Airport Revenue Series Issue 13B, 8.00% due 5/1/2007 (Insured: MBIA)	Aaa/AAA	1,100,000	1,166,847
San Jose Evergreen Community College District Series C, 0% due 9/1/2011 (Insured: AMBAC)	Aaa/AAA	2,200,000	1,692,966
San Jose Financing Authority Lease Revenue Series D, 5.00% due 6/1/2039 mandatory put 6/1/2006 (Civic Center Project; Insured: AMBAC)	Aaa/AAA	2,700,000	2,769,012
San Marcos Public Facilities Authority Revenue Community Facilities District 88-1, 0% due 3/1/2008 (ETM)	Aaa/NR	1,900,000	1,737,949
San Marcos Public Facilities Authority Special Tax Revenue Series A, 6.45% due 9/1/2034 pre-refunded 9/1/2007	NR/NR	2,000,000	2,191,760
Santa Clara County Financing Authority, 5.00% due 8/1/2005 (Measure B Transportation Improvement Program)	A2/NR	1,250,000	1,259,625

Certified Semi-Annual Report 17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Santa Clara County Financing Authority Special Obligation Measure B, 4.00% due 8/1/2006 (Transportation Improvement Program Project)	A2/NR	$1,575,000	$1,596,767
Santa Clara Valley Transportation Authority Sales Tax Revenue Measure A, 4.00% due 4/1/2036 put 10/2/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,019,200
Santa Clara Valley Transportation Authority Sales Tax Revenue Measure A, 5.50% due 4/1/2036 put 10/2/2006 (Insured: AMBAC)	Aaa/AAA	1,810,000	1,885,296
Santa Cruz County Certificates Refunding, 4.00% due 8/1/2005	A3/NR	610,000	612,855
Seal Beach Redevelopment Agency Mobile Home Park Revenue Series A, 5.20% due 12/15/2013 (Insured: ACA)	NR/A	575,000	610,156
South Orange County Public Finance Authority Special Tax Revenue, 7.00% due 9/1/2005 (Insured: MBIA)	Aaa/AAA	1,435,000	1,462,179
South Orange County Public Financing Authority Special Tax Revenue Series C, 8.00% due 8/15/2008 (Foothill Area Project; Insured: FGIC)	Aaa/AAA	1,500,000	1,737,195
Southeast Resources Recovery Facilities Authority Lease Revenue Refunding Series B, 5.375% due 12/1/2013 (Insured: AMBAC)	Aaa/AAA	1,060,000	1,141,260
Southern California Revenue, 5.15% due 7/1/2015 (Public Power Project; Insured: AMBAC)	Aaa/AAA	350,000	380,177
Southern California Revenue, 5.15% due 7/1/2015 (Public Power Project; Insured: AMBAC)	Aaa/AAA	250,000	271,555
Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	3,225,000	3,384,831
Ukiah Unified School District COP, 5.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,066,580
Ventura County Community College Series A, 5.00% due 8/1/2012 (Insured: MBIA)	Aaa/AAA	500,000	545,920
Ventura Unified School District Series F, 6.75% due 8/1/2005 (Insured: FSA)	Aaa/AAA	115,000	116,692
Victorville Redevelopment Agency Tax Allocation Bear Valley Road Special Escrow Fund A, 5.00% due 12/1/2014 (Insured: FSA)	Aaa/AAA	455,000	462,125
Walnut Valley Unified School District, 9.00% due 8/1/2006 (ETM)	Aaa/AAA	800,000	866,144
Walnut Valley Unified School District, 8.75% due 8/1/2010 (ETM)	Aaa/AAA	1,000,000	1,267,370
Walnut Valley Unified School District Series A, 6.70% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	245,000	248,565
Walnut Valley Unified School District Series A, 6.80% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	250,000	268,248
Walnut Valley Unified School District Series A, 6.90% due 2/1/2008 (Insured: MBIA)	Aaa/AAA	250,000	277,360
Walnut Valley Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	100,000	112,888
Washington Township Health Care District Revenue, 5.00% due 7/1/2009	A2/NR	450,000	473,328
West Contra Costa Unified School District Series A, 6.50% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	570,000	577,934
West Contra Costa Unified School District Series A, 7.00% due 8/1/2006 (Insured: MBIA)	Aaa/AAA	595,000	629,361
West Contra Costa Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	655,000	739,416
Whittier Solid Waste Revenue Refunding Series A, 5.375% due 8/1/2014 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,009,450

TOTAL INVESTMENTS — 99.91%(Cost $167,516,931)			$169,635,264

OTHER ASSETS LESS LIABILITIES — 0.09%			153,721
NET ASSETS — 100.00%			$169,788,985

18 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance

Certified Semi-Annual Report 19

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04–3/31/05
Class I Shares
Actual	$1,000	$998.70	$3.33
Hypothetical*	$1,000	$1,021.60	$3.37

†	Expenses are equal to the annualized expense ratio for Class I shares (0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

20 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	March 31, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 21

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

22 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 23

The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

Core Strategies for Building Wealth

Thornburg Intermediate Municipal Fund

Semi-Annual Report – March 31, 2005

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund is a laddered portfolio of municipal bonds with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.

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www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

Thornburg Intermediate Municipal Fund

March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A Shares is 2.00%. C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – Is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

4 Certified Semi-Annual Report

Letter to Shareholders

George Strickland

Portfolio Manager

April 15, 2005

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value of the class A shares decreased by 20 cents to $13.28 during the six month period ending March 31, 2005. If you were with us for the entire period, you received dividends of 24.5 cents per share. If you reinvested dividends, you received 24.7 cents per share. Investors who owned class C shares received dividends of 22.8 and 23.0 cents per share, respectively.

Over the past six months, the municipal bond yield curve has flattened considerably. In other words, interest rates on short and intermediate bonds have risen, while the interest rates on long-term bonds have remained relatively unchanged. Since bond prices move in the opposite direction of yields, long-term bond prices have been relatively stable while short and intermediate bond prices have fallen. The class A shares of your Fund produced a total return of 0.33% over the last six months, compared to a 0.16% return for the Merrill Lynch 7-12 Year Municipal Bond Index. We believe that the Fund outperformed the index because the Fund has maintained an average duration less than the index and favored bonds whose prices tend to be less sensitive to interest rate changes.

We are not surprised that short and intermediate bond yields have risen. The Federal Reserve has almost tripled the targeted Fed Funds rate in the last year and is expected to keep raising rates gradually. Producer prices are rising at a 4.7% rate (up from 2.1% a year ago). Consumer prices are rising at a 3.0% rate (up from 1.7%), and the U.S. economy is growing at a nominal rate (unadjusted for inflation) of 6.4%. We haven’t seen that kind of growth since the technology stock bubble burst in the first half of 2000.

We are, however, somewhat perplexed about the stability of long-term bond yields. Market participants may be expecting the economy to falter and inflation to subside this year. While that is certainly a possibility, we believe that the more likely scenario is that economic momentum continues and inflation stays in the 3-4% range. Such a scenario should lead to higher yields for long-term bonds.

New issue municipal bond supply unexpectedly surged 10.9% over the first quarter of last year to a record $96.6 billion. The increased supply showed up just as the government bond market weakened and helped create a buyer-friendly municipal bond market. With rates on intermediate municipal bonds rising by about 0.5% over the last couple of months, we have been finding better values in bonds that mature in the five to ten year range. Though we are still conservatively positioned relative to our long-term averages, we have recently extended the duration of the Fund slightly to 4.5 years. If rates continue to rise, we would expect to continue extending duration.

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 310 municipal obligations from 45 states. Your Fund’s weighted average maturity is 7.9 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder

Certified Semi-Annual Report 5

where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates continue rising, because it will allow the Fund to gradually increase the yield of the portfolio as bonds mature and get replaced with new ones. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing			Cumulative % maturing
2 years	=	9.8%	Year 2	=	9.8%
2 to 4 years	=	11.2%	Year 4	=	21.0%
4 to 6 years	=	14.2%	Year 6	=	35.2%
6 to 8 years	=	14.4%	Year 8	=	49.6%
8 to 10 years	=	11.3%	Year 10	=	60.9%
10 to 12 years	=	14.7%	Year 12	=	75.6%
12 to 14 years	=	13.4%	Year 14	=	89.0%
14 to 16 years	=	7.3%	Year 16	=	96.3%
16 to 18 years	=	2.3%	Year 18	=	98.6%
Over 18 years	=	1.4%	Over 18 years	=	100%

Percentages can and do vary. Data as of 3/31/05.

Thanks to a strong economy, state tax revenues were up 7.5% in 2004 – the fastest growth rate since the 2000 fiscal year. Many states are dealing with the fortunate problem of deciding what to do with surplus revenues, while a few states continue grappling with budget deficits. State reserve funds have been drawn down over the last few years and tax supported state debt levels have risen over 15% in the last two years. To reduce credit risk, we have kept 89% of the portfolio in bonds rated A or above by at least one rating agency and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

6 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

ASSETS
Investments at value (cost $ 436,575,616)	$455,577,512
Cash	463,346
Receivable for investments sold	2,144,578
Receivable for fund shares sold	1,073,537
Interest receivable	6,091,787
Prepaid expenses and other assets	32,435

Total Assets	465,383,195

LIABILITIES
Payable for securities purchased	9,239,333
Payable for fund shares redeemed	2,218,710
Payable to investment advisor and other affiliates (Note 3)	329,078
Accounts payable and accrued expenses	60,812
Dividends payable	569,086

Total Liabilities	12,417,019

NET ASSETS	$452,966,176

NET ASSETS CONSIST OF:
Distribution in excess of net investment gain (loss)	$(2,268)
Net unrealized appreciation on investments	18,998,544
Accumulated net realized gain (loss)	(9,961,730)
Net capital paid in on shares of beneficial interest	443,931,630

$452,966,176

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($353,589,896 applicable to 26,617,179 shares of beneficial interest outstanding - Note 4)	$13.28
Maximum sales charge, 2.00% of offering price	0.27

Maximum Offering Price Per Share	$13.55

Class C Shares:
Net asset value and offering price per share * ($55,982,249 applicable to 4,208,945 shares of beneficial interest outstanding - Note 4)	$13.30

Class I Shares:
Net asset value, offering and redemption price per share ($43,394,031 applicable to 3,271,308 shares of beneficial interest outstanding - Note 4)	$13.27

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 7

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Six Months Ended March 31, 2005 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,283,124)	$10,641,681

Total Income	10,641,681

EXPENSES:
Investment advisory fees (Note 3)	1,145,960
Administration fees (Note 3)
Class A Shares	226,674
Class C Shares	35,841
Class I Shares	9,590
Distribution and service fees (Note 3)
Class A Shares	453,348
Class C Shares	348,014
Transfer agent fees
Class A Shares	76,755
Class C Shares	17,765
Class I Shares	17,155
Registration and filing fees
Class A Shares	31,700
Class C Shares	11,416
Class I Shares	8,516
Custodian fees (Note 3)	96,063
Professional fees	21,490
Accounting fees	22,785
Trustee fees	6,975
Other expenses	48,849

Total Expenses	2,578,896
Less:
Expenses reimbursed by investment advisor (Note 3)	(111,376)
Distribution and service fees waived (Note 3)	(174,007)
Fees paid indirectly (Note 3)	(5,653)

Net Expenses	2,287,860

Net Investment Income	8,353,821

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	261,688

261,688

Net change in unrealized appreciation (depreciation) on:
Investments	(7,119,408)

(7,119,408)

Net Realized and Unrealized Loss	(6,857,720)

Net Increase in Net Assets Resulting From Operations	$1,496,101

See notes to financial statements.

8 Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income gain	$8,353,821	$17,327,406
Net realized gain (loss) on investments	261,688	(454,070)
Increase (Decrease) in unrealized appreciation on investments	(7,119,408)	(2,505,819)

Net Increase in Net Assets Resulting from Operations	1,496,101	14,367,517
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,616,202)	(14,280,020)
Class C Shares	(974,276)	(2,139,590)
Class I Shares	(763,343)	(907,796)
FUND SHARE TRANSACTIONS - (Note 4)
Class A Shares	(11,271,026)	(17,365,422)
Class C Shares	(1,140,566)	(2,267,561)
Class I Shares	10,951,430	13,757,994

Net Decrease in Net Assets	(8,317,882)	(8,834,878)
NET ASSETS:
Beginning of period	461,284,058	470,118,936

End of period	$452,966,176	$461,284,058

See notes to financial statements.

Certified Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income, of the Fund, to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising

10    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended March 31, 2005, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $43,445 for Class A shares, $49,189 for Class C shares, and $18,742 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund shares. For the period ended March 31, 2005, the Distributor has advised the Fund that it earned net commissions aggregating $2,853 from the sale of Class A shares and collected contingent deferred sales charges aggregating $7,104 from redemptions of Class C shares of the Fund.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2005, are set forth in the Statement of Operations. Distribution fees in the amount of $174,007 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $5,653.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,976,390	$26,577,241	4,635,509	$62,513,224
Shares issued to shareholders in reinvestment of dividends	273,005	3,663,588	621,472	8,358,310
Shares repurchased	(3,087,197)	(41,511,855)	(6,560,558)	(88,236,956)

Net Increase (Decrease)	(837,802)	$(11,271,026)	(1,303,577)	$(17,365,422)

Class C Shares
Shares sold	360,057	$4,848,475	946,921	$12,804,296
Shares issued to shareholders in reinvestment of dividends	47,620	639,860	111,651	1,503,248
Shares repurchased	(492,918)	(6,628,901)	(1,234,469)	(16,575,105)

Net Increase (Decrease)	(85,241)	$(1,140,566)	(175,897)	$(2,267,561)

Class I Shares
Shares sold	1,218,754	$16,359,352	1,489,564	$19,943,017
Shares issued to shareholders in reinvestment of dividends	28,285	378,829	46,460	623,829
Shares repurchased	(432,442)	(5,786,751)	(506,745)	(6,808,852)

Net Increase (Decrease)	814,597	$10,951,430	1,029,279	$13,757,994

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $82,415,447 and $48,124,322, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$436,575,105

Gross unrealized appreciation on a tax basis	$19,975,004
Gross unrealized depreciation on a tax basis	(975,949)

Net unrealized appreciation(depreciation) on investments (tax basis)	$18,999,055

At March 31, 2005, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such losses expire as follows:

Capital loss carryovers expiring in:
2005	$200,249
2006	27,737
2007	6,140
2008	2,563,342
2009	2,374,508
2011	11,597
2012	4,297,982

$9,481,555

12 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.48		$13.56	$13.67	$13.28	$12.78	$13.00

Income from investment operations:
Net investment income	0.24		0.52	0.52	0.56	0.62	0.63
Net realized and unrealized gain (loss) on investments	(0.20)		(0.08)	(0.11)	0.39	0.50	(0.22)

Total from investment operations	0.04		0.44	0.41	0.95	1.12	0.41
Less dividends from:
Net investment income	(0.24)		(0.52)	(0.52)	(0.56)	(0.62)	(0.63)

Change in net asset value	(0.20)		(0.08)	(0.11)	0.39	0.50	(0.22)
NET ASSET VALUE, end of period	$13.28		$13.48	$13.56	$13.67	$13.28	$12.78

RATIOS/SUPPLEMENTAL DATA
Total return (a)	0.33%		3.29%	3.11%	7.39%	8.94%	3.23%
Ratios to average net assets:
Net investment income	3.65	% (b)	3.83%	3.87%	4.23%	4.73%	4.89%
Expenses, after expense reductions	1.00	% (b)	0.98%	0.99%	0.92%	0.82%	0.89%
Expenses, after expense reductions and net of custody credits	0.99	% (b)	0.98%	0.99%	0.92%	—	—
Expenses, before expense reductions	1.02	% (b)	0.98%	1.00%	1.00%	1.02%	1.02%
Portfolio turnover rate	10.97%		11.81%	15.13%	16.36%	18.24%	21.97%
Net assets at end of period (000)	$353,590		$370,227	$390,080	$414,150	$338,931	$322,942

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

Certified Semi-Annual Report 13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2005 (Unaudited)

	*Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.50		$13.58	$13.69	$13.30	$12.79	$13.02

Income from investment operations:
Net investment income	0.23		0.48	0.47	0.51	0.57	0.57
Net realized and unrealized gain (loss) on investments	(0.20)		(0.08)	(0.11)	0.39	0.51	(0.23)

Total from investment operations	0.03		0.40	0.36	0.90	1.08	0.34
Less dividends from:
Net investment income	(0.23)		(0.48)	(0.47)	(0.51)	(0.57)	(0.57)

Change in net asset value	(0.20)		(0.08)	(0.11)	0.39	0.51	(0.23)
NET ASSET VALUE, end of period	$13.30		$13.50	$13.58	$13.69	$13.30	$12.79

RATIOS/SUPPLEMENTAL DATA
Total return (a)	0.20%		3.02%	2.73%	6.97%	8.59%	2.70%
Ratios to average net assets:
Net investment income	3.40	% (b)	3.57%	3.50%	3.84%	4.33%	4.44%
Expenses, after expense reductions	1.25	% (b)	1.24%	1.35%	1.30%	1.21%	1.34%
Expenses, after expense reductions and net of custody credits	1.24	% (b)	1.24%	1.35%	1.30%	—	—
Expenses, before expense reductions	2.03	% (b)	1.78%	1.80%	1.80%	1.83%	1.83%
Portfolio turnover rate	10.97%		11.81%	15.13%	16.36%	18.24%	21.97%
Net assets at end of period (000)	$55,982		$57,979	$60,707	$47,155	$40,002	$33,353

(a)	Not annualized for periods less than one year.

(b)	Annualized.

14 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2005 (Unaudited)

	*Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.46		$13.54	$13.65	$13.26	$12.76	$12.98

Income from investment operations:
Net investment income	0.27		0.56	0.57	0.61	0.65	0.65
Net realized and unrealized gain (loss) on investments	(0.20)		(0.08)	(0.11)	0.39	0.50	(0.22)

Total from investment operations	0.07		0.48	0.46	1.00	1.15	0.43
Less dividends from:
Net investment income	(0.27)		(0.56)	(0.57)	(0.61)	(0.65)	(0.65)

Change in net asset value	(0.20)		(0.08)	(0.11)	0.39	0.50	(0.22)
NET ASSET VALUE, end of period	$13.26		$13.46	$13.54	$13.65	$13.26	$12.76

RATIOS/SUPPLEMENTAL DATA
Total return (a)	0.49%		3.61%	3.49%	7.75%	9.23%	3.45%
Ratios to average net assets:
Net investment income	3.97	% (b)	4.12%	4.23%	4.57%	4.99%	5.10%
Expenses, after expense reductions	0.67	% (b)	0.67%	0.62%	0.58%	0.55%	0.68%
Expenses, after expense reductions and net of custody credits	0.67	% (b)	0.67%	0.62%	0.58%	—	—
Expenses, before expense reductions	0.77	% (b)	0.75%	0.80%	0.79%	0.79%	0.80%
Portfolio turnover rate	10.97%		11.81%	15.13%	16.36%	18.24%	21.97%
Net assets at end of period (000)	$43,394		$33,079	$19,333	$18,330	$17,258	$17,563

(a)	Not annualized for periods less than one year.

(b)	Annualized.

Certified Semi-Annual Report 15

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

CUSIP: CLASS A - 885-215-202, CLASS C - 885-215-780, CLASS I - 885-215-673

NASDAQ SYMBOLS: CLASS A - THIMX, CLASS C - THMCX, CLASS I - THMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value

ALABAMA — 1.39%
Alabama Docks Revenue, 6.00% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	$800,000	$876,112
Birmingham Carraway Alabama Special, 6.25% due 8/15/2009 (Insured: Connie Lee)	NR/AAA	2,000,000	2,142,300
East Alabama Health Care Authority Tax Anticipation Series A, 4.00% due 9/1/2006 (Insured: MBIA)	Aaa/AAA	1,515,000	1,539,694
Lauderdale County & Florence Health Group Series A, 5.75% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	1,600,000	1,746,112

ALASKA — 1.16%
Alaska Energy Authority Power Revenue Refunding Bradley Lake Fourth Series, 6.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	955,000	1,077,641
Alaska Municipal Bond Bank Series A, 5.00% due 10/1/2017 (Insured: FGIC)	Aaa/AAA	2,470,000	2,627,932
Anchorage School Refunding, 6.00% due 10/1/2012 (Insured: FGIC)	Aaa/AAA	500,000	563,125
North Slope Borough Alaska, 0% due 6/30/2006 (Insured: MBIA)	Aaa/AAA	1,000,000	966,090

ARIZONA — 1.15%
Phoenix Street & Highway User Revenue, 6.50% due 7/1/2009	Aa3/AAA	1,000,000	1,097,110
Pima County Industrial Development Authority Series C, 6.70% due 7/1/2021 (Arizona Charter Schools Project)	Baa3/NR	2,715,000	2,849,963
Tucson GO Series D, 9.75% due 7/1/2012 (ETM)	NR/AA	400,000	549,912
Tucson GO Series D, 9.75% due 7/1/2013 (ETM)	NR/AA	500,000	705,115

ARKANSAS — 0.56%
Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2012 (Regional Medical Center Project)	NR/A	1,135,000	1,240,260
Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2013 (Regional Medical Center Project)	NR/A	1,200,000	1,301,616

CALIFORNIA — 4.19%
California Department of Water Resources Power Series A, 5.75% due 5/1/2017	A2/BBB+	3,000,000	3,316,230
California Housing Finance Agency Revenue Multi Family Housing Series D, 2.30% due 10/1/2023 put 4/1/2005 (daily demand notes)	VMIG1/A-1+	400,000	400,000
California Housing Finance Authority Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	675,000	690,566
California Statewide Community Development Authority COP, 5.50% due 10/1/2007 (Unihealth America Project) (ETM)	Aaa/AAA	4,500,000	4,785,795
Camino Hospital District Revenue Series A, 6.25% due 8/15/2017 (ETM)	Aaa/AAA	1,000,000	1,161,500
Escondido Joint Powers Financing Authority Lease Revenue, 0% due 9/1/2007 (Center for the Arts Project; Insured: AMBAC)	Aaa/AAA	1,740,000	1,558,066
Golden West Schools Financing Authority Capital Appreciation, 0% due 8/1/2018 (Insured: MBIA)	Aaa/AAA	2,140,000	1,041,281
Irwindale Community Redevelopment Agency, 6.60% due 8/1/2018 pre-refunded 8/1/2005	Baa3/NR	500,000	515,200
Orange County Refunding Recovery, 6.50% due 6/1/2005 (Insured: MBIA)	Aaa/AAA	2,280,000	2,296,028
San Diego County Water Authority Revenue & Refunding Series 1993-A, 8.248% due 4/25/2007 (Insured: FGIC)	Aaa/AAA	500,000	557,930
San Marcos COP Series C, 0% due 8/15/2005 (ETM)	NR/AAA	145,000	143,772
San Marcos COP Series D, 0% due 9/2/2005 (ETM)	NR/AAA	740,000	732,881
Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	1,470,000	1,542,853
Sunline Transit Agency COP Series A, 5.75% due 7/1/2005	A/NR	215,000	216,832

COLORADO — 4.74%
Adams County Communication Center Series A, 5.75% due 12/1/2016	Baa1/NR	1,265,000	1,324,708
Arvada Industrial Development Revenue, 5.25% due 12/1/2007 (Wanco Inc. Project; LOC: US Bank, N.A.)	NR/NR	$65,000	$65,587

16 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Arvada Industrial Development Revenue, 5.60% due 12/1/2012 (Wanco Inc. Project; LOC: US Bank, N.A.)	NR/NR	450,000	463,302
Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,000,000	1,089,170
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/A-1	2,000,000	2,095,800
Colorado Educational & Cultural Facilities Refunding, 6.00% due 4/1/2021 (Charter School Cherry Creek Project)	Baa2/NR	500,000	514,945
Colorado Housing Finance Authority Single Family Program Subordinated Series C, 5.75% due 10/1/2007	A1/A+	25,000	25,309
Colorado Student Obligation Bond Student Loan Senior Subordinated Series B, 6.20% due 12/1/2008	A2/NR	1,570,000	1,605,482
Denver City & County COP Series B, 5.00% due 12/1/2011	Aa2/AA	2,465,000	2,646,350
El Paso County School District 11, 7.10% due 12/1/2013	Aa3/AA-	500,000	615,595
Glendale COP, 5.40% due 8/15/2008 (Education Center Project)	NR/BBB	675,000	679,239
Interstate South Metropolitan District Refunding, 6.00% due 12/1/2020 (LOC: BNP Paribas)	NR/AA	2,395,000	2,421,153
Larimer County GO, 8.45% due 12/15/2005 (Poudre School District Project)	Aa3/NR	2,830,000	2,945,351
Northwest Parkway Public Highway Authority Capital Appreciation Senior Convertible C, 0% due 6/15/2014 (Insured: FSA)	Aaa/AAA	1,005,000	799,126
Plaza Metropolitan District 1 Colorado Revenue Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	2,500,000	2,631,000
Southlands Metropolitan District Number 1 GO, 7.00% due 12/1/2024	NR/NR	1,370,000	1,495,506
Thornton County SFMR Series 1992-A, 8.05% due 8/1/2009	A2/NR	35,000	35,021

CONNECTICUT — 0.11%
Eastern Resource Recovery Authority Series A, 5.25% due 1/1/2006 (Wheelabrator Lisbon Project)	NR/BBB	500,000	500,740

DELAWARE — 0.35%
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2016 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,500,000	1,571,235

DISTRICT OF COLUMBIA — 1.07%
District of Columbia Hospital Revenue, 5.375% due 8/15/2015 (ETM)	Aaa/AAA	600,000	641,832
District of Columbia Refunding Series B, 6.00% due 6/1/2015 (Insured: MBIA)	Aaa/AAA	3,000,000	3,476,040
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2019 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,500,000	750,405

FLORIDA — 4.89%
Broward County Resource Recovery Revenue, 5.00% due 12/1/2007	A3/AA	1,500,000	1,566,750
Deltona Utility Systems Revenue, 5.25% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,093,850
Duval County Multi Family Housing Revenue Refunding, 5.90% due 9/1/2016 (St. Augustine Apartments Project)	NR/A	1,000,000	1,029,740
Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	1,605,000	1,609,703
Escambia County Health Facility Revenue, 5.95% due 7/1/2020 (Florida Health Care Facility Loan Project; Insured: AMBAC)	Aaa/NR	3,000,000	3,048,900
Escambia County Health Facility Series C, 5.00% due 11/1/2028 pre-refunded 11/1/2010 (Charity Obligation Group Project)	Aaa/NR	2,500,000	2,654,750
Florida Board of Education Capital Outlay Refunding Public Education Series D, 5.75% due 6/1/2018	Aa1/AAA	1,460,000	1,610,132
Jacksonville District Water & Sewer COP, 5.00% due 10/1/2020 pre-refunded 10/1/2008	Aaa/AAA	1,000,000	1,051,280
Orange County School Board Series A, 6.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,580,000	1,722,405
Pasco County Housing Finance Authority MFHR, 5.50% due 6/1/2027 put 6/1/2008 (Cypress Trail Apartments Project; Guaranty: Axa Reinsurance)	NR/AA-	2,000,000	2,042,360

Certified Semi-Annual Report 17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Port Everglades Authority Port Improvement Revenue Refunding Series A, 5.00% due 9/1/2016 (Insured: FSA)	Aaa/AAA	$3,635,000	$3,641,797
Turtle Run Community Development District Refunding Water Management Benefit Special Assessment, 5.00% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,060,970

GEORGIA — 1.00%
Georgia Municipal Electric Authority Power Revenue Unrefunded Series Y, 10.00% due 1/1/2010	A1/A+	235,000	300,104
Municipal Electric Authority Georgia Subordinated Series B, 5.00% due 1/1/2026 put 1/1/2009 (Project One; Insured: AMBAC)	Aaa/AAA	4,000,000	4,226,240

HAWAII — 0.71%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,348,140
Hawaii Housing Finance Development Corp. Series B, 5.85% due 7/1/2017 (Collateralized: FNMA)	Aaa/AAA	845,000	864,663

IDAHO — 0.22%
Boise City Industrial Development Corp., 5.40% due 12/15/2009 (Western Trailer Co. Project; LOC: First Security)	A1/NR	985,000	986,064

ILLINOIS — 11.35%
Central Lake County Joint Action Water Agency Series 1991, 0% due 5/1/2005 (Insured: MBIA)	Aaa/AAA	300,000	299,400
Champaign County Community Unit Series C, 0% due 1/1/2011 pre-refunded 1/1/2010	Aaa/AAA	800,000	639,304
Chicago Housing Authority Capital, 5.00% due 7/1/2008	Aa3/AA	3,020,000	3,165,443
Chicago Midway Airport Revenue Refunding Second Lien Series A, 5.00% due 1/1/2019 (Insured: AMBAC)	Aaa/AAA	1,210,000	1,241,859
Chicago Park District Harbor, 5.75% due 1/1/2011	A2/NR	600,000	669,396
Chicago Tax Increment Allocation Lincoln Belmont A, 5.30% due 1/1/2014 (Insured: ACA)	NR/A	2,285,000	2,362,233
Chicago Wastewater Transmission Revenue Refunding Second Lien, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	650,000	719,855
Cook County Capital Improvement, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	500,000	524,965
Cook County School District Class A, 0% due 1/1/2022	NR/NR	2,000,000	777,520
Du Page County School District Capital Appreciation, 0% due 2/1/2010 (Insured: FGIC)	Aaa/NR	655,000	546,119
Freeport Illinois GO, 5.375% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	1,500,000	1,630,740
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2012 (Insured: MBIA)	Aaa/AAA	2,860,000	3,209,635
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.90% due 7/1/2009	NR/BBB	820,000	849,766
Illinois Development Financing Authority Debt Restructuring Revenue Series 1994, 7.25% due 11/15/2009 (East St. Louis Project)	NR/A	820,000	839,418
Illinois Educational Facilities Authority Revenues Adjusted, 4.75% due 11/1/2036 put 11/1/2016 (Field Museum Project)	A2/A	1,160,000	1,173,363
Illinois Educational Facilities Authority Revenues Capital Appreciation, 0% due 7/1/2014 pre-refunded 7/1/2009	Aaa/AAA	475,000	230,855
Illinois Educational Facilities Authority Revenues Loyola University A, 6.00% due 7/1/2012 (Insured: MBIA) (ETM)	Aaa/AAA	230,000	262,570
Illinois Educational Facilities Authority Revenues Midwestern University B, 5.50% due 5/15/2018 (Insured: ACA)	NR/A	1,500,000	1,550,010
Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 5.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	1,540,000	1,580,502
Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 6.00% due 7/1/2011 (ETM)	Aaa/AAA	770,000	869,338
Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 6.00% due 7/1/2012 (ETM)	Aaa/AAA	1,080,000	1,219,050
Illinois Health Facilities Authority Revenue, 5.50% due 10/1/2009 (Decatur Memorial Hospital Project)	A2/A	1,055,000	1,127,194

18 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Illinois Health Facilities Authority Revenue, 5.70% due 2/20/2021 (Midwest Care Center Project; Collateralized: GNMA)	Aaa/NR	$990,000	$1,061,864
Illinois Health Facilities Authority Revenue Healthcare Systems, 6.25% due 11/15/2019 (OSF Healthcare Project)	A2/A	1,250,000	1,340,200
Illinois Health Facilities Authority Revenue Series A, 7.60% due 8/15/2010 (Insured: FSA)	Aaa/AAA	32,000	33,637
Illinois Health Facilities Authority Revenue Series A, 5.75% due 8/15/2013 pre-refunded 8/15/2009 Children’s Memorial Hospital Project)	Aaa/AAA	1,900,000	2,104,060
Illinois University Revenues, 5.25% due 1/15/2018 (UIC South Campus Development Project; Insured: FGIC)	Aaa/AAA	1,205,000	1,298,026
Jackson & Williamson Counties, Illinois, 7.50% due 12/1/2009 (Insured:AMBAC)	Aaa/AAA	680,000	798,748
Lake County Community High School Capital Appreciation Series B, 0% due 12/1/2012 (Insured: FGIC)	Aaa/NR	5,550,000	4,016,479
Marion Refunding, 5.00% due 9/15/2012 (Insured: FGIC)	Aaa/AAA	755,000	812,297
McHenry County School District Woodstock GO, 6.80% due 1/1/2006 (Insured: FSA)	Aaa/AAA	710,000	731,648
Melrose Park Tax Increment Series B, 6.50% due 12/15/2015 (Insured: FSA)	Aaa/AAA	1,015,000	1,163,840
Sangamon County Property Tax Lease Receipts, 7.45% due 11/15/2006	Aa3/NR	560,000	588,286
Sangamon County School District Series A, 5.875% due 8/15/2018 (Hay Edwards Project)	NR/A	2,400,000	2,564,592
Sherman Revenue Refunding Mortgage, 6.10% due 10/1/2014 (Collateralized: GNMA)	NR/AAA	1,170,000	1,261,166
Sherman Revenue Refunding Mortgage, 6.20% due 10/1/2019 (Collateralized: GNMA)	NR/AAA	1,600,000	1,721,344
Southern Illinois University Revenues, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,425,000	957,914
University of Illinois Revenue Capital Appreciation, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,590,000	1,069,021
West Chicago Industrial Development Revenue, 6.90% due 9/1/2024 (Leggett & Platt Inc. Project)	NR/A+	1,000,000	1,023,050
Will & Kendall Counties Community Series B, 5.125% due 1/1/2014 (Insured: FSA)	Aaa/AAA	1,000,000	1,068,870
Will County Community School 365-U Capital Appreciation, 0% due 11/1/2011 (Insured: FSA)	Aaa/AAA	3,000,000	2,304,450

INDIANA — 7.40%
Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	895,000	944,449
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology Project)	NR/NR	1,355,000	1,453,983
Allen County Jail Building Corp. GO, 5.00% due 4/1/2018 (Insured: XLCA)	Aaa/AAA	2,495,000	2,635,593
Allen County War Memorial Series A, 5.25% due 11/1/2013 (Insured:AMBAC)	Aaa/NR	1,000,000	1,080,780
Boone County Hospital Association, 5.625% due 1/15/2015 (Insured: FGIC)	Aaa/AAA	1,000,000	1,092,990
Brownsburg 1999 School Building, 5.00% due 2/1/2010 (Insured: FSA)	NR/AAA	1,260,000	1,347,998
Dyer Redevelopment Authority, 6.40% due 7/15/2015	NR/BBB+	1,515,000	1,655,137
Dyer Redevelopment Authority, 6.50% due 7/15/2016	NR/BBB+	1,910,000	2,087,955
East Chicago Elementary School Building First Mortgage Series A, 6.25% due 7/5/2008 (State Aid Withholding)	NR/A	350,000	376,232
Fishers Redevelopment Authority, 5.25% due 2/1/2018 (Insured: XLCA)	Aaa/AAA	1,500,000	1,623,630
Fishers Redevelopment Authority, 5.25% due 2/1/2020 (Insured: XLCA)	Aaa/AAA	1,025,000	1,103,033
Gary Building Corp. Lake County First Mortgage Series 1994-B, 8.25% due 7/1/2010 (Sears Building Project)	NR/NR	935,000	953,345
Goshen Chandler School Building Capital Appreciation Refunding, 0% due 1/15/2011 (Insured: MBIA)	Aaa/AAA	1,020,000	813,185
Hamilton Southeastern Indiana, 6.25% due 7/15/2006 (North Delaware School Building Project; Insured:AMBAC)	Aaa/AAA	1,980,000	2,066,427
Huntington Economic Development Revenue, 6.40% due 5/1/2015 (United Methodist Memorial Project)	NR/NR	1,000,000	1,049,110
Indiana Bond Bank Special Program Hendrick’s Redevelopment Series B, 6.20% due 2/1/2023 pre-refunded 2/1/2007	NR/A+	1,500,000	1,615,950
Indiana Health Facility Hospital Revenue, 5.75% due 9/1/2015 (ETM)	NR/AA-	575,000	597,160
Indiana Health Facility Hospital Revenue, 5.40% due 2/15/2016 (Clarian Health Obligation Group Project; Insured: MBIA)	Aaa/AAA	$1,000,000	$1,076,500

Certified Semi-Annual Report 19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Indiana State Educational Facilities Authority Revenue, 5.65% due 10/1/2015 (University of Indianapolis Project)	NR/A-	1,065,000	1,145,546
Indiana State Educational Facilities Authority Revenue, 5.70% due 10/1/2016 (University of Indianapolis Project)	NR/A-	1,025,000	1,104,909
Indianapolis Economic Development Revenue, 5.50% due 6/1/2014	Aa3/NR	500,000	539,190
Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/2009 (ETM)	Aa2/AA-	740,000	640,411
Portage Township Multi School Building, 5.50% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	500,000	549,300
Rockport Pollution Control Revenue Series A, 4.90% due 6/1/2025 put 6/1/2007 (Indiana Michigan Power Co. Project)	Baa2/BBB	2,680,000	2,755,094
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012	NR/AA-	1,200,000	1,321,200
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured: FGIC)	Aaa/AAA	1,685,000	1,869,255

IOWA — 1.52%
Iowa Finance Authority Health Care Facilities, 6.00% due 7/1/2013 (Genesis Medical Center Project)	A1/NR	1,000,000	1,080,520
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 7/1/2012 (Trinity Regional Hospital Project; Insured: FSA)	Aaa/AAA	1,000,000	1,118,450
Iowa Finance Authority Hospital Facility Revenue, 6.75% due 2/15/2016	A1/NR	1,000,000	1,099,460
Iowa Finance Authority Revenue, 6.00% due 12/1/2018 (Catholic Health Initiatives Project)	Aa2/AA	2,000,000	2,203,940
Iowa Finance Authority Revenue Refunding Trinity Health Series B, 5.75% due 12/1/2015	Aa3/AA-	1,250,000	1,364,525

KANSAS — 1.04%
Wichita Hospital Revenue Refunding Improvement Series XI, 6.75% due 11/15/2019 (Christi Health System Project)	NR/A+	4,200,000	4,689,468

KENTUCKY — 1.25%
Kentucky Economic Development Finance Authority Series C, 0% due 10/1/2015 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	4,000,000	4,344,840
Paintsville First Mortgage Revenue Refunding Series 1991, 8.65% due 9/1/2005 (Paul B. Hall Medical Center Project)	NR/NR	570,000	573,505
Wilmore Housing Facilities Revenue, 5.55% due 7/1/2013 (LOC:Allied Irish Bank PLC)	NR/NR	725,000	753,493

LOUISIANA — 1.90%
East Baton Rouge Mortgage Financing Authority Purchase Revenue, 8.25% due 2/25/2011 (Collateralized: GNMA)	NR/AAA	277	280
Jefferson Sales Tax District Revenue Series B, 5.50% due 12/1/2008 (Insured:AMBAC)	Aaa/AAA	1,595,000	1,725,886
Louisiana Local Govt. Environment Series A, 4.10% due 9/1/2007 (Housing Bellemont Apts. Project)	Baa1/NR	390,000	391,236
Louisiana State Offshore Terminal Refunding Series D, 4.00% due 9/1/2023 put 9/1/2008 (Loop LLC Project)	A3/A	3,250,000	3,279,185
Morehouse Parish Pollution Revenue Refunding Series A, 5.25% due 11/15/2013 (International Paper Co. Project)	Baa2/BBB	3,000,000	3,207,840

MASSACHUSETTS — 0.47%
Massachusetts Development Finance Agency Refunding, 6.25% due 1/1/2015 (Odd Fellows Home Project)	NR/NR	1,125,000	1,047,161
Massachusetts Industrial Financing Agency Revenue Series A, 6.125% due 12/1/2011 (Insured: MBIA)	Aaa/AAA	1,100,000	1,104,224

MICHIGAN — 1.31%
Kalamazoo Hospital Finance Authority Revenue Series 1994-A, 6.25% due 6/1/2014 (Borgess Medical Center Project) (ETM)	Aaa/AAA	650,000	764,712
Kent Hospital Finance Authority Michigan Hospital, 7.25% due 1/15/2013 (Insured: MBIA)	Aaa/AAA	1,000,000	1,169,280

20 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.25% due 10/15/2017 (Insured: FSA)	Aaa/AAA	$2,450,000	$2,644,089
Southfield Economic Development Corp. Refunding Revenue N.W. 12 Limited Partnership, 7.25% due 12/1/2010	NR/NR	1,355,000	1,354,905

MINNESOTA — 0.40%
Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,000,000	1,079,110
Southern Minnesota Municipal Power Agency Supply, pre-refunded to various dates, Series A, 5.75% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	700,000	752,311

MISSISSIPPI — 0.43%
Mississippi Higher Educational Authority Series C, 7.50% due 9/1/2009	A2/NR	1,500,000	1,502,655
Mississippi Hospital Equipment Revenue, 6.40% due 1/1/2007 (Rush Foundation Project; Guaranty: Connie Lee)	NR/AAA	440,000	454,881

MISSOURI — 0.75%
Missouri Development Finance Board Healthcare Series A, 5.40% due 11/1/2018 (Lutheran Home Aged Project; LOC: Commerce Bank)	Aa3/NR	2,025,000	2,085,426
Platte County COP, 4.00% due 9/1/2006	NR/AA-	1,310,000	1,330,803

NEBRASKA — 0.42%
Madison County Hospital Authority 1 Hospital Revenue, 5.50% due 7/1/2014 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	845,000	904,826
University Facilities Corporate Revenue, 5.25% due 7/1/2011 pre-refunded 7/1/2005	NR/AA-	1,000,000	1,007,280

NEVADA — 1.43%
Clark County Pollution Control Revenue Series B, 6.60% due 6/1/2019 (Nevada Power Co. Project; Insured: FGIC)	Aaa/AAA	640,000	642,234
Las Vegas Special Improvement District Refunding Senior Local Improvement Series A, 5.375% due 6/1/2013 (Insured: FSA)	Aaa/AAA	1,205,000	1,293,435
Washoe County Capital Appreciation Reno Sparks Series B, 0% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,600,000	2,027,402
Washoe County School District Refunding Series B, 5.00% due 6/1/2010 (Insured: FGIC)	Aaa/AAA	2,350,000	2,522,983

NEW HAMPSHIRE — 1.96%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2017 (Insured: Radian)	NR/A	5,140,000	2,818,365
Manchester Housing & Redevelopment Authority Capital Appreciation Series B, 0% due 1/1/2016 (Insured: Radian)	NR/A	4,990,000	2,900,886
New Hampshire Pollution Refunding Central Maine Power Co., 5.375% due 5/1/2014	A3/BBB+	3,000,000	3,164,760

NEW JERSEY — 1.20%
New Jersey EDA Refunding Revenue, 7.50% due 12/1/2019 (Spectrum for Living Development Project; LOC: PNC Bank)	A3/A	240,000	240,876
New Jersey State Transit Corp., 5.00% due 10/1/2009 (Insured: FSA)	Aaa/AAA	1,700,000	1,811,877
New Jersey State Transport Trust Fund Authority Series C, 5.50% due 6/15/2017 pre-refunded 6/15/2013 (Transportation Systems Project)	Aaa/AAA	3,000,000	3,368,610

NEW MEXICO — 1.01%
Albuquerque Airport Revenue Refunding, 5.00% due 7/1/2008 (Insured:AMBAC)	Aaa/AAA	2,380,000	2,496,120
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2018 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,085,620

NEW YORK — 4.07%
Long Island Power Authority General Series B, 5.00% due 12/1/2006	A3/A-	2,000,000	2,070,520

Certified Semi-Annual Report 21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Metro Transportation Authority New York Service Control Series B, 5.25% due 7/1/2006	A2/AA-	$1,080,000	$1,112,098
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	1,000,000	1,131,140
New York City Adjustment Series C GO, 2.25% due 2/1/2031 put 4/1/2005 (LOC: JPM) (daily demand notes)	VMIG1/A-1+	2,850,000	2,850,000
New York City Industrial Development Agency Series A, 5.00% due 6/1/2010 (Lycee Francais De New York Project; Insured:ACA)	NR/A	1,175,000	1,231,412
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art Project; Insured:ACA)	NR/A	875,000	932,076
New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded 9/15/2007	A2/AAA	220,000	237,519
New York Series E, 6.00% due 8/1/2008 pre-refunded 8/1/2006	Aaa/AAA	910,000	962,907
New York Series E, 6.00% due 8/1/2008 pre-refunded 8/1/2006 (Insured: FGIC)	Aaa/AAA	1,025,000	1,079,622
New York State Dormitory Authority School Districts Financing Program Series E, 9.00% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,142,180
New York State Thruway Authority General Revenue Series F, 5.00% due 1/1/2018 (Insured:AMBAC)	Aaa/AAA	3,000,000	3,200,100
Port Authority New York & New Jersey Special Obligation, 6.25% due 12/1/2011 (JFK International Air Terminal 6 Project; Insured: MBIA)	Aaa/AAA	2,200,000	2,467,476

NORTH CAROLINA — 0.28%
North Carolina Eastern Municipal Power Refunding Series A, 5.70% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,200,000	1,276,068

NORTH DAKOTA — 0.08%
Grand Forks Health Care System Revenue Bonds Series 1997, 6.25% due 8/15/2006 (Altra Health Systems Obligated Group Project; Insured: MBIA)	Aaa/AAA	365,000	381,243

OHIO — 4.26%
Butler County Transportation Improvement, 6.00% due 4/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,096,160
Central Ohio Solid Waste Authority Series B, 5.00% due 12/1/2008	Aa2/AA+	2,530,000	2,680,611
Cleveland Cuyahoga County Development Bond Fund A, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	1,490,000	1,544,429
Cuyahoga County Hospital Revenue Refunding, 5.50% due 1/15/2019 (University Health Systems Project B; Insured: MBIA)	Aaa/AAA	3,545,000	3,679,923
Franklin County Health Care Revenue Series 1995-A, 6.00% due 11/1/2010 (Heinzerling Foundation Project; LOC: Banc One)	Aa2/NR	1,100,000	1,133,990
Franklin County Hospital, 5.80% due 12/1/2005 (Doctors Project) (ETM)	A3/NR	500,000	506,340
Hamilton Wastewater Systems Revenue Refunding, 5.25% due 10/1/2017 (Insured: FSA)	Aaa/AAA	1,500,000	1,641,960
Marysville School District COP, 5.25% due 12/1/2017 (School Facilities Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,175,660
North Ridgeville Economic Development, 0% due 2/1/2015	NR/A	525,000	234,418
Ohio Pollution Control Revenue Refunding, 5.625% due 3/1/2015 (General Motors Corp. Project)	Baa2/BBB-	1,500,000	1,477,560
Ohio State Higher Educational Facility Revenue, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College Project)	A2/A	2,200,000	2,305,776
Reynoldsburg Health Care Facilities Revenue Bonds Series 1997, 5.70% due 10/20/2012 (Collateralized: GNMA)	Aa3/NR	760,000	805,752

OKLAHOMA — 3.12%
Oklahoma City Municipal Improvement Authority, 0% due 7/1/2008 (Insured:AMBAC)	Aaa/AAA	1,020,000	917,949
Oklahoma City Municipal Water & Sewer Capital Appreciation Series C, 0% due 7/1/2006 (Insured:AMBAC)	Aaa/AAA	500,000	483,395
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2011 (Insured:AMBAC)	Aaa/AAA	1,125,000	883,710
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2013 (Insured:AMBAC)	Aaa/AAA	1,485,000	1,050,504
Oklahoma Development Finance Authority Hospital Association Pooled Hospital A, 5.40% due 6/1/2013 (Insured:AMBAC)	Aaa/AAA	825,000	896,305
Oklahoma Industrial Authority Revenue Refunding, 6.00% due 8/15/2010 (Integris Baptist Project; Insured:AMBAC)	Aaa/AAA	750,000	836,010
Tulsa County Independent School District Combined Purpose, 4.50% due 8/1/2007	Aa3/AA-	2,800,000	2,897,272

22 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Tulsa Industrial Authority Hospital Revenue Refunding, 5.375% due 2/15/2017 (St. John Medical Center Project)	Aa3/AA	$4,000,000	$4,104,960
Tulsa Industrial Development Authority Hospital Revenue, 6.10% due 2/15/2009 pre-refunded 2/15/2006 (St. John’s Medical Center Project)	Aa3/AA	1,485,000	1,528,956
Tulsa Public Facilities Authority Solid Waste Revenue, 5.65% due 11/1/2006 (Ogden Martin Project; Insured:AMBAC)	Aaa/AAA	500,000	520,270

OREGON — 0.27%
Albany Hospital Facility Authority Gross Revenue & Refunding Series 1994, 7.00% due 10/1/2005 (Mennonite Home Project)	NR/NR	365,000	368,212
Forest Grove Campus Improvement & Refunding Pacific University, 6.00% due 5/1/2015 (Insured: Radian)	NR/AA	800,000	873,680

PENNSYLVANIA — 2.58%
Allegheny County Hospital Development, 7.00% due 8/1/2015 (ETM)	NR/AAA	500,000	610,545
Allegheny County Hospital Development Health Series B, 6.50% due 5/1/2012 (South Hills Health Systems Project)	Baa1/NR	1,400,000	1,492,526
Carbon County Industrial Development Authority Refunding, 6.65% due 5/1/2010 (Panther Creek Partners Project)	NR/BBB-	1,580,000	1,703,967
Lancaster County Capital Appreciation Series B, 0% due 5/1/2014 (Insured: FGIC)	Aaa/NR	795,000	531,744
Lancaster County Capital Appreciation Series B, 0% due 5/1/2015 (Insured: FGIC)	Aaa/NR	800,000	502,744
Lehigh County General Purpose Shepard Rehab. Hospital, 6.00% due 11/15/2007 (Insured:AMBAC)	Aaa/AAA	785,000	841,465
Pennsylvania Higher Education University Series 14, 0% due 7/1/2020 (Insured:AMBAC)	Aaa/AAA	2,032,839	661,404
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	500,000	540,220
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	480,000	523,344
Philadelphia Hospital & High Education Health Systems, 5.25% due 5/15/2006
(Jefferson Health Systems A Project; Insured: MBIA)	Aaa/AAA	3,025,000	3,107,280
Philadelphia Hospital Authority Revenue, 9.875% due 7/1/2010 pre-refunded 7/1/2005 (United Hospitals Inc. Project)	Aaa/NR	1,150,000	1,171,321

RHODE ISLAND — 1.24%
Providence Series C, 5.50% due 1/15/2011 (Insured: FGIC)	Aaa/AAA	1,840,000	2,025,656
Rhode Island Health & Education Building Hospital Financing, 5.25% due 7/1/2015 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA	1,325,000	1,385,327
Rhode Island Health & Education Building Refunding, 6.00% due 8/1/2014 (Credit Support: FHA)	NR/AAA	1,000,000	1,082,540
Rhode Island Health & Education Building Refunding Higher Education State University, 5.00% due 3/15/2014 (Insured: Radian)	NR/AA	1,065,000	1,119,017

SOUTH CAROLINA — 0.71%
Darlington County Industrial Development, 6.00% due 4/1/2026 (Sonoco Products Co. Project)	A3/A-	3,100,000	3,217,924

SOUTH DAKOTA — 0.23%
South Dakota Housing Development Authority Homeownership Series B, 4.85% due 5/1/2009	Aa1/AAA	1,000,000	1,040,910

TENNESSEE — 0.45%
Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Collateralized: FNMA)	NR/AAA	2,000,000	2,045,460

TEXAS — 15.88%
Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 (Army Retirement Residence Project)	NR/BBB-	1,250,000	1,318,500

Certified Semi-Annual Report 23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (Insured: MBIA)	Aaa/NR	$600,000	$641,556
Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (Insured: MBIA)	Aaa/NR	1,035,000	1,104,407
Bexar County Housing Finance Corp., 6.50% due 12/1/2021	A3/NR	2,000,000	2,015,560
Bexar County Housing Finance Corp. Multi Family Housing, 5.40% due 8/1/2012 (Dymaxion & Marrach Park Apts.A Project; Insured: MBIA)	Aaa/NR	1,120,000	1,163,154
Bexar County Housing Finance Corp. Multi Family Housing, 5.95% due 8/1/2020 (Dymaxion & Marrach Park Apts.A Project; Insured: MBIA)	Aaa/NR	1,270,000	1,371,613
Bexar County Housing Finance Corp. Series A, 5.875% due 4/1/2014 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	975,000	1,023,282
Bexar County Housing Finance Corp. Series A, 6.125% due 4/1/2020 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	800,000	841,136
Birdville Independent School District Refunding, 0% due 2/15/2013 (Guaranty: PSF)	Aaa/AAA	2,800,000	2,108,540
Brazos River Authority TXU Energy Pollution Control Revenue, 5.05% due 6/1/2030 put 6/19/2006	Baa2/BBB	2,040,000	2,076,679
Carroll Independent School District Capital Appreciation Refunding, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,130,000	875,388
Central Regional Mobility Authority Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	1,100,000	1,151,084
Coppell Independent School District Capital Appreciation Refunding, 0% due 8/15/2013 (Guaranty: PSF)	NR/AAA	5,000,000	3,309,200
De Soto Independent School District Refunding, 5.125% due 8/15/2017 (Guaranty: PSF)	NR/AAA	1,100,000	1,101,793
Duncanville Independent School District Capital Appreciation Refunding Series B, 0% due 2/15/2016 (Guaranty: PSF)	Aaa/AAA	3,000,000	1,720,950
El Paso Independent School District Capital Appreciation Refunding, 0% due 8/15/2010 (Guaranty: PSF)	Aaa/AAA	3,750,000	2,976,750
El Paso Independent School District Capital Appreciation Refunding, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	2,500,000	1,863,800
Ennis Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	2,460,000	1,780,892
Ennis Independent School District Refunding, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	2,490,000	1,705,575
Ennis Independent School District Refunding, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	2,525,000	1,632,337
Fort Worth Water & Sewer Revenue, 5.25% due 2/15/2009	Aa2/AA	1,000,000	1,072,560
Gulf Coast Center Revenue, 6.75% due 9/1/2020 (Mental Health Retardation Center Project)	NR/BBB+	1,320,000	1,408,084
Hays Consolidated Independent School District Capital Appreciation, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	Aaa/AAA	6,245,000	4,398,353
Irving Hospital Authority Series B, 5.80% due 7/1/2009 (Irving Healthcare Systems Project; Insured: FSA)	Aaa/AAA	470,000	473,628
Irving Waterworks & Sewer Revenue Refunding & Improvement, 5.375% due 8/15/2014	Aa2/AA	1,500,000	1,625,880
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2018 (Insured:AMBAC)		2,040,000	2,156,321
Mesquite Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	NR/AAA	1,420,000	1,021,647
Midlothian Independent School District Capital Appreciation Refunding, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/NR	1,000,000	753,050
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	NR/AA	735,000	805,839
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	NR/AA	500,000	545,250
Pharr San Juan Alamo Independent Building, 5.75% due 2/1/2013 (Guaranty: PSF)	Aaa/AAA	1,000,000	1,092,360
Sabine River Authority Texas Pollution Refunding Series A, 5.80% due 7/1/2022 (TXU Energy Co. Project)	Baa2/BBB	1,000,000	1,070,430
Sam Rayburn Municipal Power Agency Refunding, 6.00% due 10/1/2016	Baa2/BBB-	3,000,000	3,267,840
San Antonio Hotel Occupancy Revenue Refunding Series B, 5.00% due 8/15/2034 put 8/1/2008 (Insured:AMBAC)	Aaa/AAA	1,150,000	1,212,917
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	Aaa/AAA	1,775,000	2,048,741
Tarrant County Health Facilities, 6.625% due 11/15/2020 (Adventist/Sunbelt Project)	A2/A	3,500,000	3,843,665
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2009 (Wadley Regional Medical Center Project; Insured: MBIA)	Aaa/AAA	500,000	546,250
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	2,500,000	2,782,250
Travis County GO, 5.25% due 3/1/2021	Aaa/AAA	1,000,000	1,082,970

24 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Travis County Health Facilities Development Series A, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	$2,000,000	$2,196,680
Travis County Health Facilities Development Series A, 6.25% due 11/15/2014 pre-refunded 11/15/2009 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,391,140
Upper Trinity Regional Water District Regional Treated Water Supply Systems Series A, 7.125% due 8/1/2008 (Insured: FGIC)	Aaa/AAA	600,000	664,122
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2015 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	870,000	976,584
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2016 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	1,050,000	1,178,636
West Harris County Municipal Utility Refunding, 6.00% due 3/1/2017 (Insured: Radian)	NR/AA	500,000	531,360

UTAH — 1.01%
Salt Lake City Municipal Building Series B, 5.30% due 10/15/2012 (Insured:AMBAC)	Aaa/AAA	1,085,000	1,174,198
Utah Board Regents Auxiliary Refunding Series A, 5.25% due 5/1/2013	NR/AA	595,000	642,862
Utah County Municipal Building Authority, 5.50% due 11/1/2016 (Insured:AMBAC)	Aaa/NR	1,000,000	1,098,160
Utah Housing Finance Agency, 6.05% due 7/1/2016 (Credit Support: FHA)	NR/AAA	520,000	542,817
Utah Housing Finance Agency SFMR D-2 Class I, 5.85% due 7/1/2015	Aa2/AA	105,000	105,530
Utah Water Finance Agency Revenue Pooled Loan Financing Program Series A, 5.00% due 10/1/2012 (Insured:AMBAC)	Aaa/NR	940,000	1,011,741

VIRGINIA — 2.91%
Alexandria Industrial Development Authority, 5.90% due 10/1/2020 (Insured:AMBAC)	Aaa/AAA	2,000,000	2,236,680
Alexandria Industrial Development Authority Institute For Defense Analyses Series A, 6.00% due 10/1/2014 (Insured:AMBAC)	Aaa/AAA	1,500,000	1,691,310
Alexandria Industrial Development Authority Institute For Defense Analyses Series A, 6.00% due 10/1/2015 (Insured:AMBAC)	Aaa/AAA	1,590,000	1,794,490
Arlington County Industrial Development, 6.30% due 7/1/2016 pre-refunded 7/1/2005	NR/A	500,000	514,830
Fauquier County Industrial Development Authority, 5.50% due 10/1/2016 (Insured: Radian)	NR/AA	1,000,000	1,086,070
Hanover County Industrial Development Authority Medical Facilities Revenue, 6.00% due 10/1/2021 (ETM)	Aaa/AAA	795,000	795,079
Norfolk Industrial Development Authority Lease, 5.625% due 9/15/2017 (Norfolk Public Health Center Project)	Aa1/AA+	1,000,000	1,038,720
Norton Industrial Development Authority Hospital Refunding, 6.00% due 12/1/2014 (Norton Community Hospital Project; Insured:ACA)	NR/A	1,635,000	1,787,235
Spotsylvania County Industrial Development, 6.00% due 9/1/2019 put 9/1/2008 (Walter Grinders Project; LOC: Deutsche Bank)	NR/NR	2,210,000	2,249,891

WASHINGTON — 6.49%
Benton County Public Utility District Refunding Series A, 5.625% due 11/1/2012 (Insured: FSA)	Aaa/AAA	1,500,000	1,660,185
Chelan County Public Utility District Refunding Series B, 4.50% due 7/1/2005 (Chelan Hydro Electric Project; Insured: FGIC)	Aaa/AAA	940,000	945,057
Energy Northwest Washington Series A, 5.60% due 7/1/2015 pre-refunded 1/1/2007 (Wind Project)	A3/A-	1,000,000	1,072,070
Energy Northwest Washington Series B, 5.10% due 7/1/2009 pre-refunded 1/1/2007 (Wind Project)	A3/A-	745,000	792,397
Grant County Public Utility District-2 Wanapum Hydro Electric Revenue Series C, 6.00% due 1/1/2006 (Insured:AMBAC)	Aaa/AAA	145,000	148,631
Snohomish County Public Utility 001 Systems Notes, 5.00% due 12/1/2005	A1/SP-1+	500,000	508,030
Spokane County School District GO, 0% due 6/1/2019 (Insured: MBIA)	Aaa/AAA	1,240,000	1,060,336
Tacoma Electric Systems Revenue Series A, 5.50% due 1/1/2012 (Insured: FSA)	Aaa/AAA	750,000	822,923
University of Washington Revenue Refunding, 5.25% due 8/15/2009 (University of Washington Medical Center Project; Insured: MBIA)	Aaa/AAA	1,350,000	1,446,647
Vancouver Downtown Redevelopment Senior Series A, 5.50% due 1/1/2018 (Conference Center Project; Insured:ACA)	NR/A	3,500,000	3,673,110
Washington Health Care Facilities, 5.50% due 12/1/2010 (Insured: MBIA)	Aaa/AAA	2,690,000	2,926,397

Certified Semi-Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED

March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington Health Care Facilities, 6.00% due 12/1/2014 (Insured: MBIA)	Aaa/AAA	$1,735,000	$1,935,965
Washington Health Care Facilities, 6.00% due 12/1/2015 (Insured: MBIA)	Aaa/AAA	1,945,000	2,158,969
Washington Health Care Facilities Refunding, 6.375% due 10/1/2010 (Insured: FGIC)	Aaa/AAA	1,500,000	1,701,225
Washington Health Care Facilities Sea Mar Community Health Center, 5.60% due 1/1/2018 (LOC: U.S. Bancorp)	Aa1/NR	1,025,000	1,086,992
Washington Nonprofit Housing, 5.60% due 7/1/2011 (Kline Galland Center Project; Insured: Radian)	NR/AA	500,000	535,985
Washington Nonprofit Housing, 5.875% due 7/1/2019 (Kline Galland Center Project; Insured: Radian)	NR/AA	1,000,000	1,083,850
Washington Public Power Supply Capital Appreciation Refunding Series B, 0% due 7/1/2011	Aaa/AA-	1,000,000	771,690
Washington Public Power Supply Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	3,030,000	3,214,739
Washington Public Power Supply System, 0% due 7/1/2010 (Project 3)	Aaa/AA-	960,000	779,376
Washington State Multi Family Mortgage Revenue, 6.30% due 1/1/2021 put 1/1/2011 (LOC: US Bank N.A.)	NR/AA-	1,000,000	1,068,810

WEST VIRGINIA — 0.22%
Marshall County Pollution Control, 5.90% due 4/1/2022 (Insured: MBIA)	Aaa/AAA	1,000,000	1,019,700

WISCONSIN — 1.40%
Bass Lake PCRB, 6.50% due 4/1/2005 (Johnson Timber Corp. Project; Guaranty: SBA)	Aaa/NR	60,000	60,000
Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc. Project; Insured: Radian)	NR/AA	1,000,000	1,079,720
Wisconsin Housing & Economic Development Housing Series A, 5.875% due 11/1/2016
(Insured:AMBAC)	Aaa/AAA	1,980,000	2,100,087
Wisconsin State Health & Educational Facilities Hospital Sisters Services Inc., 4.50% due 12/1/2023 put 12/1/2007 (Insured: FSA)	Aaa/NR	3,000,000	3,098,190

TOTAL INVESTMENTS — 100.58% (COST $ 436,575,616)			$455,577,512

LIABILITIES NET OF OTHER ASSETS — (0.58)%			(2,611,336)
NET ASSETS — 100.00%			$452,966,176

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

26 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below: ACA Insured by American Capital Access

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance
PCRB	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SBA	Small Business Administration
SFMR	Single Family Mortgage Revenue Bond
XLCA	Insured by XL Capital Assurance

Certified Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares,

(b) a deferred sales charge on redemptions of any part of all of a purchase of $1 million of Class A shares within 12 months of purchase, and

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase; and

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04–3/31/05
Class A Shares
Actual	$1,000	$1,003.30	$4.96
Hypothetical*	$1,000	$1,019.97	$5.01

Class C Shares
Actual	$1,000	$1,002.00	$6.21
Hypothetical*	$1,000	$1,018.72	$6.27

Class I Shares
Actual	$1,000	$1,004.90	$3.34
Hypothetical*	$1,000	$1,021.60	$3.37

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; and I: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Intermediate Municipal Fund

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 29

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

30 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 31

The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

Core Strategies for Building Wealth

Thornburg Intermediate Municipal Fund

I Shares

Semi-Annual Report - March 31, 2005

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund is a laddered portfolio of municipal bonds with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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2    This page is not part of the Semi-Annual Report.

2005

Certified Semi-Annual Report

Thornburg Intermediate Municipal Fund

I Shares – March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for class I shares are higher than those for other classes. There is no up front sales charge for this class of shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – Is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

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Letter to Shareholders

George Strickland

Portfolio Manager

April 15, 2005

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value of the class I shares decreased by 19 cents to $13.27 during the six month period ending March 31, 2005. If you were with us for the entire period, you received dividends of 26.6 cents per share. If you reinvested dividends, you received 26.8 cents per share.

Over the past six months, the municipal bond yield curve has flattened considerably. In other words, interest rates on short and intermediate bonds have risen, while the interest rates on long-term bonds have remained relatively unchanged. Since bond prices move in the opposite direction of yields, long-term bond prices have been relatively stable while short and intermediate bond prices have fallen. The class I shares of your Fund produced a total return of 0.49% over the last six months, compared to a 0.16% return for the Merrill Lynch 7-12 Year Municipal Bond Index. We believe that the Fund outperformed the index because the Fund has maintained an average duration less than the index and favored bonds whose prices tend to be less sensitive to interest rate changes.

We are not surprised that short and intermediate bond yields have risen. The Federal Reserve has almost tripled the targeted Fed Funds rate in the last year and is expected to keep raising rates gradually. Producer prices are rising at a 4.7% rate (up from 2.1% a year ago). Consumer prices are rising at a 3.0% rate (up from 1.7%), and the U.S. economy is growing at a nominal rate (unadjusted for inflation) of 6.4%. We haven’t seen that kind of growth since the technology stock bubble burst in the first half of 2000.

We are, however, somewhat perplexed about the stability of long-term bond yields. Market participants may be expecting the economy to falter and inflation to subside this year. While that is certainly a possibility, we believe that the more likely scenario is that economic momentum continues and inflation stays in the 3-4% range. Such a scenario should lead to higher yields for long-term bonds.

New issue municipal bond supply unexpectedly surged 10.9% over the first quarter of last year to a record $96.6 billion. The increased supply showed up just as the government bond market weakened and helped create a buyer-friendly municipal bond market. With rates on intermediate municipal bonds rising by about 0.5% over the last couple of months, we have been finding better values in bonds that mature in the five to ten year range. Though we are still conservatively positioned relative to our long-term averages, we have recently extended the duration of the Fund slightly to 4.5 years. If rates continue to rise, we would expect to continue extending duration.

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 310 municipal obligations from 45 states. Your Fund’s weighted average maturity is 7.9 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund

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from most bond mutual funds. It will be particularly useful if interest rates continue rising, because it will allow the Fund to gradually increase the yield of the portfolio as bonds mature and get replaced with new ones. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing			Cumulative % maturing
2 years	=	9.8%	Year 2	=	9.8%
2 to 4 years	=	11.2%	Year 4	=	21.0%
4 to 6 years	=	14.2%	Year 6	=	35.2%
6 to 8 years	=	14.4%	Year 8	=	49.6%
8 to 10 years	=	11.3%	Year 10	=	60.9%
10 to 12 years	=	14.7%	Year 12	=	75.6%
12 to 14 years	=	13.4%	Year 14	=	89.0%
14 to 16 years	=	7.3%	Year 16	=	96.3%
16 to 18 years	=	2.3%	Year 18	=	98.6%
Over 18 years	=	1.4%	Over 18 years	=	100%

Percentages can and do vary. Data as of 3/31/05.

Thanks to a strong economy, state tax revenues were up 7.5% in 2004 – the fastest growth rate since the 2000 fiscal year. Many states are dealing with the fortunate problem of deciding what to do with surplus revenues, while a few states continue grappling with budget deficits. State reserve funds have been drawn down over the last few years and tax supported state debt levels have risen over 15% in the last two years. To reduce credit risk, we have kept 89% of the portfolio in bonds rated A or above by at least one rating agency and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland

Portfolio Manager

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

ASSETS
Investments at value (cost $436,575,616)	$455,577,512
Cash	463,346
Receivable for investments sold	2,144,578
Receivable for fund shares sold	1,073,537
Interest receivable	6,091,787
Prepaid expenses and other assets	32,435

Total Assets	465,383,195

LIABILITIES
Payable for securities purchased	9,239,333
Payable for fund shares redeemed	2,218,710
Payable to investment advisor and other affiliates (Note 3)	329,078
Accounts payable and accrued expenses	60,812
Dividends payable	569,086

Total Liabilities	12,417,019

NET ASSETS	$452,966,176

NET ASSETS CONSIST OF:
Distribution in excess of net investment gain (loss)	$(2,268)
Net unrealized appreciation on investments	18,998,544
Accumulated net realized gain (loss)	(9,961,730)
Net capital paid in on shares of beneficial interest	443,931,630

$452,966,176

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($353,589,896 applicable to 26,617,179 shares of beneficial interest outstanding - Note 4)	$13.28

Maximum sales charge, 2.00% of offering price	0.27

Maximum Offering Price Per Share	$13.55

Class C Shares:
Net asset value and offering price per share * ($55,982,249 applicable to 4,208,945 shares of beneficial interest outstanding - Note 4)	$13.30

Class I Shares:
Net asset value, offering and redemption price per share ($43,394,031 applicable to 3,271,308 shares of beneficial interest outstanding - Note 4)	$13.27

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Six Months Ended March 31, 2005 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,283,124)	$10,641,681

Total Income	10,641,681

EXPENSES:
Investment advisory fees (Note 3)	1,145,960
Administration fees (Note 3)
Class A Shares	226,674
Class C Shares	35,841
Class I Shares	9,590
Distribution and service fees (Note 3)
Class A Shares	453,348
Class C Shares	348,014
Transfer agent fees
Class A Shares	76,755
Class C Shares	17,765
Class I Shares	17,155
Registration and filing fees
Class A Shares	31,700
Class C Shares	11,416
Class I Shares	8,516
Custodian fees (Note 3)	96,063
Professional fees	21,490
Accounting fees	22,785
Trustee fees	6,975
Other expenses	48,849

Total Expenses	2,578,896
Less:
Expenses reimbursed by investment advisor (Note 3)	(111,376)
Distribution and service fees waived (Note 3)	(174,007)
Fees paid indirectly (Note 3)	(5,653)

Net Expenses	2,287,860

Net Investment Income	8,353,821

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	261,688

261,688

Net change in unrealized appreciation (depreciation) on:
Investments	(7,119,408)

(7,119,408)

Net Realized and Unrealized Loss	(6,857,720)

Net Increase in Net Assets Resulting From Operations	$1,496,101

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:

Net investment income gain	$8,353,821	$17,327,406
Net realized gain (loss) on investments	261,688	(454,070)
Increase (Decrease) in unrealized appreciation on investments	(7,119,408)	(2,505,819)

Net Increase in Net Assets Resulting from Operations	1,496,101	14,367,517

DIVIDENDS TO SHAREHOLDERS:

From net investment income
Class A Shares	(6,616,202)	(14,280,020)
Class C Shares	(974,276)	(2,139,590)
Class I Shares	(763,343)	(907,796)

FUND SHARE TRANSACTIONS - (Note 4)

Class A Shares	(11,271,026)	(17,365,422)
Class C Shares	(1,140,566)	(2,267,561)
Class I Shares	10,951,430	13,757,994

Net Decrease in Net Assets	(8,317,882)	(8,834,878)

NET ASSETS:

Beginning of period	461,284,058	470,118,936

End of period	$452,966,176	$461,284,058

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income, of the Fund, to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended March 31, 2005, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $43,445 for Class A shares, $49,189 for Class C shares, and $18,742 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund shares. For the period ended March 31, 2005, the Distributor has advised the Fund that it earned net commissions aggregating $2,853 from the sale of Class A shares and collected contingent deferred sales charges aggregating $7,104 from redemptions of Class C shares of the Fund.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2005, are set forth in the Statement of Operations. Distribution fees in the amount of $174,007 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $5,653.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,976,390	$26,577,241	4,635,509	$62,513,224
Shares issued to shareholders in reinvestment of dividends	273,005	3,663,588	621,472	8,358,310
Shares repurchased	(3,087,197)	(41,511,855)	(6,560,558)	(88,236,956)

Net Increase (Decrease)	(837,802)	$(11,271,026)	(1,303,577)	$(17,365,422)

Class C Shares
Shares sold	360,057	$4,848,475	946,921	$12,804,296
Shares issued to shareholders in reinvestment of dividends	47,620	639,860	111,651	1,503,248
Shares repurchased	(492,918)	(6,628,901)	(1,234,469)	(16,575,105)

Net Increase (Decrease)	(85,241)	$(1,140,566)	(175,897)	$(2,267,561)

Class I Shares
Shares sold	1,218,754	$16,359,352	1,489,564	$19,943,017
Shares issued to shareholders in reinvestment of dividends	28,285	378,829	46,460	623,829
Shares repurchased	(432,442)	(5,786,751)	(506,745)	(6,808,852)

Net Increase (Decrease)	814,597	$10,951,430	1,029,279	$13,757,994

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $82,415,447 and $48,124,322, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$436,575,105

Gross unrealized appreciation on a tax basis	$19,975,004
Gross unrealized depreciation on a tax basis	(975,949)

Net unrealized appreciation (depreciation) on investments (tax basis)	$18,999,055

At March 31, 2005, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such losses expire as follows:

Capital loss carryovers expiring in:
2005	$200,249
2006	27,737
2007	6,140
2008	2,563,342
2009	2,374,508
2011	11,597
2012	4,297,982

$9,481,555

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FINANCIAL HIGHLIGHTS
Thornburg Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.46		$13.54	$13.65	$13.26	$12.76	$12.98

Income from investment operations:
Net investment income	0.27		0.56	0.57	0.61	0.65	0.65
Net realized and unrealized gain (loss) on investments	(0.20)		(0.08)	(0.11)	0.39	0.50	(0.22)

Total from investment operations	0.07		0.48	0.46	1.00	1.15	0.43

Less dividends from:

Net investment income	(0.27)		(0.56)	(0.57)	(0.61)	(0.65)	(0.65)

Change in net asset value	(0.20)		(0.08)	(0.11)	0.39	0.50	(0.22)

NET ASSET VALUE, end of period	$13.26		$13.46	$13.54	$13.65	$13.26	$12.76

RATIOS/SUPPLEMENTAL DATA

Total return (a)	0.49%		3.61%	3.49%	7.75%	9.23%	3.45%
Ratios to average net assets:
Net investment income	3.97	%(b)	4.12%	4.23%	4.57%	4.99%	5.10%
Expenses, after expense reductions	0.67	%(b)	0.67%	0.62%	0.58%	0.55%	0.68%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.67%	0.62%	0.58%	—	—
Expenses, before expense reductions	0.77	%(b)	0.75%	0.80%	0.79%	0.79%	0.80%

Portfolio turnover rate	10.97%		11.81%	15.13%	16.36%	18.24%	21.97%

Net assets at end of period (000)	$43,394		$33,079	$19,333	$18,330	$17,258	$17,563

(a)	Not annualized for periods less than one year.
(b)	Annualized.

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SCHEDULE OF INVESTMENTS
Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

CUSIPS: CLASS A - 885-215-202, CLASS C - 885-215-780, CLASS I - 885-215-673

NASDAQ SYMBOLS: CLASS A - THIMX, CLASS C - THMCX, CLASS I - THMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 1.39%
Alabama Docks Revenue, 6.00% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	$800,000	$876,112
Birmingham Carraway Alabama Special, 6.25% due 8/15/2009 (Insured: Connie Lee)	NR/AAA	2,000,000	2,142,300
East Alabama Health Care Authority Tax Anticipation Series A, 4.00% due 9/1/2006 (Insured: MBIA)	Aaa/AAA	1,515,000	1,539,694
Lauderdale County & Florence Health Group Series A, 5.75% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	1,600,000	1,746,112

ALASKA — 1.16%
Alaska Energy Authority Power Revenue Refunding Bradley Lake Fourth Series, 6.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	955,000	1,077,641
Alaska Municipal Bond Bank Series A, 5.00% due 10/1/2017 (Insured: FGIC)	Aaa/AAA	2,470,000	2,627,932
Anchorage School Refunding, 6.00% due 10/1/2012 (Insured: FGIC)	Aaa/AAA	500,000	563,125
North Slope Borough Alaska, 0% due 6/30/2006 (Insured: MBIA)	Aaa/AAA	1,000,000	966,090

ARIZONA — 1.15%
Phoenix Street & Highway User Revenue, 6.50% due 7/1/2009	Aa3/AAA	1,000,000	1,097,110
Pima County Industrial Development Authority Series C, 6.70% due 7/1/2021 (Arizona Charter Schools Project)	Baa3/NR	2,715,000	2,849,963
Tucson GO Series D, 9.75% due 7/1/2012 (ETM)	NR/AA	400,000	549,912
Tucson GO Series D, 9.75% due 7/1/2013 (ETM)	NR/AA	500,000	705,115

ARKANSAS — 0.56%
Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2012 (Regional Medical Center Project)	NR/A	1,135,000	1,240,260
Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2013 (Regional Medical Center Project)	NR/A	1,200,000	1,301,616

CALIFORNIA — 4.19%
California Department of Water Resources Power Series A, 5.75% due 5/1/2017	A2/BBB+	3,000,000	3,316,230
California Housing Finance Agency Revenue Multi Family Housing Series D, 2.30% due 10/1/2023 put 4/1/2005 (daily demand notes)	VMIG1/A-1+	400,000	400,000
California Housing Finance Authority Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	675,000	690,566
California Statewide Community Development Authority COP, 5.50% due 10/1/2007 (Unihealth America Project) (ETM)	Aaa/AAA	4,500,000	4,785,795
Camino Hospital District Revenue Series A, 6.25% due 8/15/2017 (ETM)	Aaa/AAA	1,000,000	1,161,500
Escondido Joint Powers Financing Authority Lease Revenue, 0% due 9/1/2007 (Center for the Arts Project; Insured:AMBAC)	Aaa/AAA	1,740,000	1,558,066
Golden West Schools Financing Authority Capital Appreciation, 0% due 8/1/2018 (Insured: MBIA)	Aaa/AAA	2,140,000	1,041,281
Irwindale Community Redevelopment Agency, 6.60% due 8/1/2018 pre-refunded 8/1/2005	Baa3/NR	500,000	515,200
Orange County Refunding Recovery, 6.50% due 6/1/2005 (Insured: MBIA)	Aaa/AAA	2,280,000	2,296,028
San Diego County Water Authority Revenue & Refunding Series 1993-A, 8.248% due 4/25/2007 (Insured: FGIC)	Aaa/AAA	500,000	557,930
San Marcos COP Series C, 0% due 8/15/2005 (ETM)	NR/AAA	145,000	143,772
San Marcos COP Series D, 0% due 9/2/2005 (ETM)	NR/AAA	740,000	732,881
Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	1,470,000	1,542,853
Sunline Transit Agency COP Series A, 5.75% due 7/1/2005	A/NR	215,000	216,832

COLORADO — 4.74%
Adams County Communication Center Series A, 5.75% due 12/1/2016	Baa1/NR	1,265,000	1,324,708

14    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Arvada Industrial Development Revenue, 5.25% due 12/1/2007 (Wanco Inc. Project; LOC: US Bank, N.A.)	NR/NR	$65,000	$65,587
Arvada Industrial Development Revenue, 5.60% due 12/1/2012 (Wanco Inc. Project; LOC: US Bank, N.A.)	NR/NR	450,000	463,302
Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,000,000	1,089,170
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/A-1	2,000,000	2,095,800
Colorado Educational & Cultural Facilities Refunding, 6.00% due 4/1/2021 (Charter School Cherry Creek Project)	Baa2/NR	500,000	514,945
Colorado Housing Finance Authority Single Family Program Subordinated Series C, 5.75% due 10/1/2007	A1/A+	25,000	25,309
Colorado Student Obligation Bond Student Loan Senior Subordinated Series B, 6.20% due 12/1/2008	A2/NR	1,570,000	1,605,482
Denver City & County COP Series B, 5.00% due 12/1/2011	Aa2/AA	2,465,000	2,646,350
El Paso County School District 11, 7.10% due 12/1/2013	Aa3/AA-	500,000	615,595
Glendale COP, 5.40% due 8/15/2008 (Education Center Project)	NR/BBB	675,000	679,239
Interstate South Metropolitan District Refunding, 6.00% due 12/1/2020 (LOC: BNP Paribas)	NR/AA	2,395,000	2,421,153
Larimer County GO, 8.45% due 12/15/2005 (Poudre School District Project)	Aa3/NR	2,830,000	2,945,351
Northwest Parkway Public Highway Authority Capital Appreciation Senior Convertible C, 0% due 6/15/2014 (Insured: FSA)	Aaa/AAA	1,005,000	799,126
Plaza Metropolitan District 1 Colorado Revenue Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	2,500,000	2,631,000
Southlands Metropolitan District Number 1 GO, 7.00% due 12/1/2024	NR/NR	1,370,000	1,495,506
Thornton County SFMR Series 1992-A, 8.05% due 8/1/2009	A2/NR	35,000	35,021

CONNECTICUT — 0.11%
Eastern Resource Recovery Authority Series A, 5.25% due 1/1/2006 (Wheelabrator Lisbon Project)	NR/BBB	500,000	500,740

DELAWARE — 0.35%
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2016 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,500,000	1,571,235

DISTRICT OF COLUMBIA — 1.07%
District of Columbia Hospital Revenue, 5.375% due 8/15/2015 (ETM)	Aaa/AAA	600,000	641,832
District of Columbia Refunding Series B, 6.00% due 6/1/2015 (Insured: MBIA)	Aaa/AAA	3,000,000	3,476,040
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2019 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,500,000	750,405

FLORIDA — 4.89%
Broward County Resource Recovery Revenue, 5.00% due 12/1/2007	A3/AA	1,500,000	1,566,750
Deltona Utility Systems Revenue, 5.25% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,093,850
Duval County Multi Family Housing Revenue Refunding, 5.90% due 9/1/2016 (St.Augustine Apartments Project)	NR/A	1,000,000	1,029,740
Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	1,605,000	1,609,703
Escambia County Health Facility Revenue, 5.95% due 7/1/2020 (Florida Health Care Facility Loan Project; Insured:AMBAC)	Aaa/NR	3,000,000	3,048,900
Escambia County Health Facility Series C, 5.00% due 11/1/2028 pre-refunded 11/1/2010 (Charity Obligation Group Project)	Aaa/NR	2,500,000	2,654,750
Florida Board of Education Capital Outlay Refunding Public Education Series D, 5.75% due 6/1/2018	Aa1/AAA	1,460,000	1,610,132
Jacksonville District Water & Sewer COP, 5.00% due 10/1/2020 pre-refunded 10/1/2008	Aaa/AAA	1,000,000	1,051,280
Orange County School Board Series A, 6.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,580,000	1,722,405
Pasco County Housing Finance Authority MFHR, 5.50% due 6/1/2027 put 6/1/2008 (Cypress Trail Apartments Project; Guaranty:Axa Reinsurance)	NR/AA-	2,000,000	2,042,360

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Port Everglades Authority Port Improvement Revenue Refunding Series A, 5.00% due 9/1/2016 (Insured: FSA)	Aaa/AAA	$3,635,000	$3,641,797
Turtle Run Community Development District Refunding Water Management Benefit Special Assessment, 5.00% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,060,970

GEORGIA — 1.00%
Georgia Municipal Electric Authority Power Revenue Unrefunded Series Y, 10.00% due 1/1/2010	A1/A+	235,000	300,104
Municipal Electric Authority Georgia Subordinated Series B, 5.00% due 1/1/2026 put 1/1/2009 (Project One; Insured:AMBAC)	Aaa/AAA	4,000,000	4,226,240

HAWAII — 0.71%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,348,140
Hawaii Housing Finance Development Corp. Series B, 5.85% due 7/1/2017 (Collateralized: FNMA)	Aaa/AAA	845,000	864,663

IDAHO — 0.22%
Boise City Industrial Development Corp., 5.40% due 12/15/2009 (Western Trailer Co. Project; LOC: First Security)	A1/NR	985,000	986,064

ILLINOIS — 11.35%
Central Lake County Joint Action Water Agency Series 1991, 0% due 5/1/2005 (Insured: MBIA)	Aaa/AAA	300,000	299,400
Champaign County Community Unit Series C, 0% due 1/1/2011 pre-refunded 1/1/2010	Aaa/AAA	800,000	639,304
Chicago Housing Authority Capital, 5.00% due 7/1/2008	Aa3/AA	3,020,000	3,165,443
Chicago Midway Airport Revenue Refunding Second Lien Series A, 5.00% due 1/1/2019 (Insured:AMBAC)	Aaa/AAA	1,210,000	1,241,859
Chicago Park District Harbor, 5.75% due 1/1/2011	A2/NR	600,000	669,396
Chicago Tax Increment Allocation Lincoln Belmont A, 5.30% due 1/1/2014 (Insured:ACA)	NR/A	2,285,000	2,362,233
Chicago Wastewater Transmission Revenue Refunding Second Lien, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	650,000	719,855
Cook County Capital Improvement, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	500,000	524,965
Cook County School District Class A, 0% due 1/1/2022	NR/NR	2,000,000	777,520
Du Page County School District Capital Appreciation, 0% due 2/1/2010 (Insured: FGIC)	Aaa/NR	655,000	546,119
Freeport Illinois GO, 5.375% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	1,500,000	1,630,740
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2012 (Insured: MBIA)	Aaa/AAA	2,860,000	3,209,635
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.90% due 7/1/2009	NR/BBB	820,000	849,766
Illinois Development Financing Authority Debt Restructuring Revenue Series 1994, 7.25% due 11/15/2009 (East St. Louis Project)	NR/A	820,000	839,418
Illinois Educational Facilities Authority Revenues Adjusted, 4.75% due 11/1/2036 put 11/1/2016 (Field Museum Project)	A2/A	1,160,000	1,173,363
Illinois Educational Facilities Authority Revenues Capital Appreciation, 0% due 7/1/2014 pre-refunded 7/1/2009	Aaa/AAA	475,000	230,855
Illinois Educational Facilities Authority Revenues Loyola University A, 6.00% due 7/1/2012 (Insured: MBIA) (ETM)	Aaa/AAA	230,000	262,570
Illinois Educational Facilities Authority Revenues Midwestern University B, 5.50% due 5/15/2018 (Insured:ACA)	NR/A	1,500,000	1,550,010
Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 5.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	1,540,000	1,580,502
Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 6.00% due 7/1/2011 (ETM)	Aaa/AAA	770,000	869,338
Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 6.00% due 7/1/2012 (ETM)	Aaa/AAA	1,080,000	1,219,050
Illinois Health Facilities Authority Revenue, 5.50% due 10/1/2009 (Decatur Memorial Hospital Project)	A2/A	1,055,000	1,127,194

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Illinois Health Facilities Authority Revenue, 5.70% due 2/20/2021 (Midwest Care Center Project; Collateralized: GNMA)	Aaa/NR	$990,000	$1,061,864
Illinois Health Facilities Authority Revenue Healthcare Systems, 6.25% due 11/15/2019 (OSF Healthcare Project)	A2/A	1,250,000	1,340,200
Illinois Health Facilities Authority Revenue Series A, 7.60% due 8/15/2010 (Insured: FSA)	Aaa/AAA	32,000	33,637
Illinois Health Facilities Authority Revenue Series A, 5.75% due 8/15/2013 pre-refunded 8/15/2009 Children’s Memorial Hospital Project)	Aaa/AAA	1,900,000	2,104,060
Illinois University Revenues, 5.25% due 1/15/2018 (UIC South Campus Development Project; Insured: FGIC)	Aaa/AAA	1,205,000	1,298,026
Jackson & Williamson Counties, Illinois, 7.50% due 12/1/2009 (Insured:AMBAC)	Aaa/AAA	680,000	798,748
Lake County Community High School Capital Appreciation Series B, 0% due 12/1/2012 (Insured: FGIC)	Aaa/NR	5,550,000	4,016,479
Marion Refunding, 5.00% due 9/15/2012 (Insured: FGIC)	Aaa/AAA	755,000	812,297
McHenry County School District Woodstock GO, 6.80% due 1/1/2006 (Insured: FSA)	Aaa/AAA	710,000	731,648
Melrose Park Tax Increment Series B, 6.50% due 12/15/2015 (Insured: FSA)	Aaa/AAA	1,015,000	1,163,840
Sangamon County Property Tax Lease Receipts, 7.45% due 11/15/2006	Aa3/NR	560,000	588,286
Sangamon County School District Series A, 5.875% due 8/15/2018 (Hay Edwards Project)	NR/A	2,400,000	2,564,592
Sherman Revenue Refunding Mortgage, 6.10% due 10/1/2014 (Collateralized: GNMA)	NR/AAA	1,170,000	1,261,166
Sherman Revenue Refunding Mortgage, 6.20% due 10/1/2019 (Collateralized: GNMA)	NR/AAA	1,600,000	1,721,344
Southern Illinois University Revenues, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,425,000	957,914
University of Illinois Revenue Capital Appreciation, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,590,000	1,069,021
West Chicago Industrial Development Revenue, 6.90% due 9/1/2024 (Leggett & Platt Inc. Project)	NR/A+	1,000,000	1,023,050
Will & Kendall Counties Community Series B, 5.125% due 1/1/2014 (Insured: FSA)	Aaa/AAA	1,000,000	1,068,870
Will County Community School 365-U Capital Appreciation, 0% due 11/1/2011 (Insured: FSA)	Aaa/AAA	3,000,000	2,304,450

INDIANA — 7.40%
Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	895,000	944,449
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology Project)	NR/NR	1,355,000	1,453,983
Allen County Jail Building Corp. GO, 5.00% due 4/1/2018 (Insured: XLCA)	Aaa/AAA	2,495,000	2,635,593
Allen County War Memorial Series A, 5.25% due 11/1/2013 (Insured:AMBAC)	Aaa/NR	1,000,000	1,080,780
Boone County Hospital Association, 5.625% due 1/15/2015 (Insured: FGIC)	Aaa/AAA	1,000,000	1,092,990
Brownsburg 1999 School Building, 5.00% due 2/1/2010 (Insured: FSA)	NR/AAA	1,260,000	1,347,998
Dyer Redevelopment Authority, 6.40% due 7/15/2015	NR/BBB+	1,515,000	1,655,137
Dyer Redevelopment Authority, 6.50% due 7/15/2016	NR/BBB+	1,910,000	2,087,955
East Chicago Elementary School Building First Mortgage Series A, 6.25% due 7/5/2008 (State Aid Withholding)	NR/A	350,000	376,232
Fishers Redevelopment Authority, 5.25% due 2/1/2018 (Insured: XLCA)	Aaa/AAA	1,500,000	1,623,630
Fishers Redevelopment Authority, 5.25% due 2/1/2020 (Insured: XLCA)	Aaa/AAA	1,025,000	1,103,033
Gary Building Corp. Lake County First Mortgage Series 1994-B, 8.25% due 7/1/2010 (Sears Building Project)	NR/NR	935,000	953,345
Goshen Chandler School Building Capital Appreciation Refunding, 0% due 1/15/2011 (Insured: MBIA)	Aaa/AAA	1,020,000	813,185
Hamilton Southeastern Indiana, 6.25% due 7/15/2006 (North Delaware School Building Project; Insured:AMBAC)	Aaa/AAA	1,980,000	2,066,427
Huntington Economic Development Revenue, 6.40% due 5/1/2015 (United Methodist Memorial Project)	NR/NR	1,000,000	1,049,110
Indiana Bond Bank Special Program Hendrick’s Redevelopment Series B, 6.20% due 2/1/2023 pre-refunded 2/1/2007	NR/A+	1,500,000	1,615,950
Indiana Health Facility Hospital Revenue, 5.75% due 9/1/2015 (ETM)	NR/AA-	575,000	597,160

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Indiana Health Facility Hospital Revenue, 5.40% due 2/15/2016 (Clarian Health Obligation Group Project; Insured: MBIA)	Aaa/AAA	$1,000,000	$1,076,500
Indiana State Educational Facilities Authority Revenue, 5.65% due 10/1/2015 (University of Indianapolis Project)	NR/A-	1,065,000	1,145,546
Indiana State Educational Facilities Authority Revenue, 5.70% due 10/1/2016 (University of Indianapolis Project)	NR/A-	1,025,000	1,104,909
Indianapolis Economic Development Revenue, 5.50% due 6/1/2014	Aa3/NR	500,000	539,190
Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/2009 (ETM)	Aa2/AA-	740,000	640,411
Portage Township Multi School Building, 5.50% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	500,000	549,300
Rockport Pollution Control Revenue Series A, 4.90% due 6/1/2025 put 6/1/2007 (Indiana Michigan Power Co. Project)	Baa2/BBB	2,680,000	2,755,094
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012	NR/AA-	1,200,000	1,321,200
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured: FGIC)	Aaa/AAA	1,685,000	1,869,255

IOWA — 1.52%
Iowa Finance Authority Health Care Facilities, 6.00% due 7/1/2013 (Genesis Medical Center Project)	A1/NR	1,000,000	1,080,520
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 7/1/2012 (Trinity Regional Hospital Project; Insured: FSA)	Aaa/AAA	1,000,000	1,118,450
Iowa Finance Authority Hospital Facility Revenue, 6.75% due 2/15/2016	A1/NR	1,000,000	1,099,460
Iowa Finance Authority Revenue, 6.00% due 12/1/2018 (Catholic Health Initiatives Project)	Aa2/AA	2,000,000	2,203,940
Iowa Finance Authority Revenue Refunding Trinity Health Series B, 5.75% due 12/1/2015	Aa3/AA-	1,250,000	1,364,525

KANSAS — 1.04%
Wichita Hospital Revenue Refunding Improvement Series XI, 6.75% due 11/15/2019 (Christi Health System Project)	NR/A+	4,200,000	4,689,468

KENTUCKY — 1.25%
Kentucky Economic Development Finance Authority Series C, 0% due 10/1/2015 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	4,000,000	4,344,840
Paintsville First Mortgage Revenue Refunding Series 1991, 8.65% due 9/1/2005 (Paul B. Hall Medical Center Project)	NR/NR	570,000	573,505
Wilmore Housing Facilities Revenue, 5.55% due 7/1/2013 (LOC:Allied Irish Bank PLC)	NR/NR	725,000	753,493

LOUISIANA — 1.90%
East Baton Rouge Mortgage Financing Authority Purchase Revenue, 8.25% due 2/25/2011 (Collateralized: GNMA)	NR/AAA	277	280
Jefferson Sales Tax District Revenue Series B, 5.50% due 12/1/2008 (Insured:AMBAC)	Aaa/AAA	1,595,000	1,725,886
Louisiana Local Govt. Environment Series A, 4.10% due 9/1/2007 (Housing Bellemont Apts. Project)	Baa1/NR	390,000	391,236
Louisiana State Offshore Terminal Refunding Series D, 4.00% due 9/1/2023 put 9/1/2008 (Loop LLC Project)	A3/A	3,250,000	3,279,185
Morehouse Parish Pollution Revenue Refunding Series A, 5.25% due 11/15/2013 (International Paper Co. Project)	Baa2/BBB	3,000,000	3,207,840

MASSACHUSETTS — 0.47%
Massachusetts Development Finance Agency Refunding, 6.25% due 1/1/2015 (Odd Fellows Home Project)	NR/NR	1,125,000	1,047,161
Massachusetts Industrial Financing Agency Revenue Series A, 6.125% due 12/1/2011 (Insured: MBIA)	Aaa/AAA	1,100,000	1,104,224

MICHIGAN — 1.31%
Kalamazoo Hospital Finance Authority Revenue Series 1994-A, 6.25% due 6/1/2014 (Borgess Medical Center Project) (ETM)	Aaa/AAA	650,000	764,712
Kent Hospital Finance Authority Michigan Hospital, 7.25% due 1/15/2013 (Insured: MBIA)	Aaa/AAA	1,000,000	1,169,280

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.25% due 10/15/2017 (Insured: FSA)	Aaa/AAA	$2,450,000	$2,644,089
Southfield Economic Development Corp. Refunding Revenue N.W. 12 Limited Partnership, 7.25% due 12/1/2010	NR/NR	1,355,000	1,354,905

MINNESOTA — 0.40%
Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,000,000	1,079,110
Southern Minnesota Municipal Power Agency Supply, pre-refunded to various dates, Series A, 5.75% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	700,000	752,311

MISSISSIPPI — 0.43%
Mississippi Higher Educational Authority Series C, 7.50% due 9/1/2009	A2/NR	1,500,000	1,502,655
Mississippi Hospital Equipment Revenue, 6.40% due 1/1/2007 (Rush Foundation Project; Guaranty: Connie Lee)	NR/AAA	440,000	454,881

MISSOURI — 0.75%
Missouri Development Finance Board Healthcare Series A, 5.40% due 11/1/2018 (Lutheran Home Aged Project; LOC: Commerce Bank)	Aa3/NR	2,025,000	2,085,426
Platte County COP, 4.00% due 9/1/2006	NR/AA-	1,310,000	1,330,803

NEBRASKA — 0.42%
Madison County Hospital Authority 1 Hospital Revenue, 5.50% due 7/1/2014 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	845,000	904,826
University Facilities Corporate Revenue, 5.25% due 7/1/2011 pre-refunded 7/1/2005	NR/AA-	1,000,000	1,007,280

NEVADA — 1.43%
Clark County Pollution Control Revenue Series B, 6.60% due 6/1/2019 (Nevada Power Co. Project; Insured: FGIC)	Aaa/AAA	640,000	642,234
Las Vegas Special Improvement District Refunding Senior Local Improvement Series A, 5.375% due 6/1/2013 (Insured: FSA)	Aaa/AAA	1,205,000	1,293,435
Washoe County Capital Appreciation Reno Sparks Series B, 0% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,600,000	2,027,402
Washoe County School District Refunding Series B, 5.00% due 6/1/2010 (Insured: FGIC)	Aaa/AAA	2,350,000	2,522,983

NEW HAMPSHIRE — 1.96%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2017 (Insured: Radian)	NR/A	5,140,000	2,818,365
Manchester Housing & Redevelopment Authority Capital Appreciation Series B, 0% due 1/1/2016 (Insured: Radian)	NR/A	4,990,000	2,900,886
New Hampshire Pollution Refunding Central Maine Power Co., 5.375% due 5/1/2014	A3/BBB+	3,000,000	3,164,760

NEW JERSEY — 1.20%
New Jersey EDA Refunding Revenue, 7.50% due 12/1/2019 (Spectrum for Living Development Project; LOC: PNC Bank)	A3/A	240,000	240,876
New Jersey State Transit Corp., 5.00% due 10/1/2009 (Insured: FSA)	Aaa/AAA	1,700,000	1,811,877
New Jersey State Transport Trust Fund Authority Series C, 5.50% due 6/15/2017 pre-refunded 6/15/2013 (Transportation Systems Project)	Aaa/AAA	3,000,000	3,368,610

NEW MEXICO — 1.01%
Albuquerque Airport Revenue Refunding, 5.00% due 7/1/2008 (Insured:AMBAC)	Aaa/AAA	2,380,000	2,496,120
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2018 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,085,620

NEW YORK — 4.07%
Long Island Power Authority General Series B, 5.00% due 12/1/2006	A3/A-	2,000,000	2,070,520

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Metro Transportation Authority New York Service Control Series B, 5.25% due 7/1/2006	A2/AA-	$1,080,000	$1,112,098
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	1,000,000	1,131,140
New York City Adjustment Series C GO, 2.25% due 2/1/2031 put 4/1/2005 (LOC: JPM) (daily demand notes)	VMIG1/A-1+	2,850,000	2,850,000
New York City Industrial Development Agency Series A, 5.00% due 6/1/2010 (Lycee Francais De New York Project; Insured: ACA)	NR/A	1,175,000	1,231,412
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art Project; Insured: ACA)	NR/A	875,000	932,076
New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded 9/15/2007	A2/AAA	220,000	237,519
New York Series E, 6.00% due 8/1/2008 pre-refunded 8/1/2006	Aaa/AAA	910,000	962,907
New York Series E, 6.00% due 8/1/2008 pre-refunded 8/1/2006 (Insured: FGIC)	Aaa/AAA	1,025,000	1,079,622
New York State Dormitory Authority School Districts Financing Program Series E, 9.00% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,142,180
New York State Thruway Authority General Revenue Series F, 5.00% due 1/1/2018 (Insured: AMBAC)	Aaa/AAA	3,000,000	3,200,100
Port Authority New York & New Jersey Special Obligation, 6.25% due 12/1/2011 (JFK International Air Terminal 6 Project; Insured: MBIA)	Aaa/AAA	2,200,000	2,467,476

NORTH CAROLINA — 0.28%
North Carolina Eastern Municipal Power Refunding Series A, 5.70% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,200,000	1,276,068

NORTH DAKOTA — 0.08%
Grand Forks Health Care System Revenue Bonds Series 1997, 6.25% due 8/15/2006 (Altra Health Systems Obligated Group Project; Insured: MBIA)	Aaa/AAA	365,000	381,243

OHIO — 4.26%
Butler County Transportation Improvement, 6.00% due 4/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,096,160
Central Ohio Solid Waste Authority Series B, 5.00% due 12/1/2008	Aa2/AA+	2,530,000	2,680,611
Cleveland Cuyahoga County Development Bond Fund A, 6.25% due 5/15/2016 (LOC: Fifth Third Bank)	NR/NR	1,490,000	1,544,429
Cuyahoga County Hospital Revenue Refunding, 5.50% due 1/15/2019 (University Health Systems Project B; Insured: MBIA)	Aaa/AAA	3,545,000	3,679,923
Franklin County Health Care Revenue Series 1995-A, 6.00% due 11/1/2010 (Heinzerling Foundation Project; LOC: Banc One)	Aa2/NR	1,100,000	1,133,990
Franklin County Hospital, 5.80% due 12/1/2005 (Doctors Project) (ETM)	A3/NR	500,000	506,340
Hamilton Wastewater Systems Revenue Refunding, 5.25% due 10/1/2017 (Insured: FSA)	Aaa/AAA	1,500,000	1,641,960
Marysville School District COP, 5.25% due 12/1/2017 (School Facilities Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,175,660
North Ridgeville Economic Development, 0% due 2/1/2015	NR/A	525,000	234,418
Ohio Pollution Control Revenue Refunding, 5.625% due 3/1/2015 (General Motors Corp. Project)	Baa2/BBB-	1,500,000	1,477,560
Ohio State Higher Educational Facility Revenue, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College Project)	A2/A	2,200,000	2,305,776
Reynoldsburg Health Care Facilities Revenue Bonds Series 1997, 5.70% due 10/20/2012 (Collateralized: GNMA)	Aa3/NR	760,000	805,752

OKLAHOMA — 3.12%
Oklahoma City Municipal Improvement Authority, 0% due 7/1/2008 (Insured: AMBAC)	Aaa/AAA	1,020,000	917,949
Oklahoma City Municipal Water & Sewer Capital Appreciation Series C, 0% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	500,000	483,395
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2011 (Insured: AMBAC)	Aaa/AAA	1,125,000	883,710
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2013 (Insured: AMBAC)	Aaa/AAA	1,485,000	1,050,504
Oklahoma Development Finance Authority Hospital Association Pooled Hospital A, 5.40% due 6/1/2013 (Insured: AMBAC)	Aaa/AAA	825,000	896,305
Oklahoma Industrial Authority Revenue Refunding, 6.00% due 8/15/2010 (Integris Baptist Project; Insured: AMBAC)	Aaa/AAA	750,000	836,010
Tulsa County Independent School District Combined Purpose, 4.50% due 8/1/2007	Aa3/AA-	2,800,000	2,897,272

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Tulsa Industrial Authority Hospital Revenue Refunding, 5.375% due 2/15/2017 (St. John Medical Center Project)	Aa3/AA	$4,000,000	$4,104,960
Tulsa Industrial Development Authority Hospital Revenue, 6.10% due 2/15/2009 pre-refunded 2/15/2006 (St. John’s Medical Center Project)	Aa3/AA	1,485,000	1,528,956
Tulsa Public Facilities Authority Solid Waste Revenue, 5.65% due 11/1/2006 (Ogden Martin Project; Insured: AMBAC)	Aaa/AAA	500,000	520,270

OREGON — 0.27%
Albany Hospital Facility Authority Gross Revenue & Refunding Series 1994, 7.00% due 10/1/2005 (Mennonite Home Project)	NR/NR	365,000	368,212
Forest Grove Campus Improvement & Refunding Pacific University, 6.00% due 5/1/2015 (Insured: Radian)	NR/AA	800,000	873,680

PENNSYLVANIA — 2.58%
Allegheny County Hospital Development, 7.00% due 8/1/2015 (ETM)	NR/AAA	500,000	610,545
Allegheny County Hospital Development Health Series B, 6.50% due 5/1/2012 (South Hills Health Systems Project)	Baa1/NR	1,400,000	1,492,526
Carbon County Industrial Development Authority Refunding, 6.65% due 5/1/2010 (Panther Creek Partners Project)	NR/BBB-	1,580,000	1,703,967
Lancaster County Capital Appreciation Series B, 0% due 5/1/2014 (Insured: FGIC)	Aaa/NR	795,000	531,744
Lancaster County Capital Appreciation Series B, 0% due 5/1/2015 (Insured: FGIC)	Aaa/NR	800,000	502,744
Lehigh County General Purpose Shepard Rehab. Hospital, 6.00% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	785,000	841,465
Pennsylvania Higher Education University Series 14, 0% due 7/1/2020 (Insured: AMBAC)	Aaa/AAA	2,032,839	661,404
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	500,000	540,220
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	480,000	523,344
Philadelphia Hospital & High Education Health Systems, 5.25% due 5/15/2006 (Jefferson Health Systems A Project; Insured: MBIA)	Aaa/AAA	3,025,000	3,107,280
Philadelphia Hospital Authority Revenue, 9.875% due 7/1/2010 pre-refunded 7/1/2005 (United Hospitals Inc. Project)	Aaa/NR	1,150,000	1,171,321

RHODE ISLAND — 1.24%
Providence Series C, 5.50% due 1/15/2011 (Insured: FGIC)	Aaa/AAA	1,840,000	2,025,656
Rhode Island Health & Education Building Hospital Financing, 5.25% due 7/1/2015 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA	1,325,000	1,385,327
Rhode Island Health & Education Building Refunding, 6.00% due 8/1/2014 (Credit Support: FHA)	NR/AAA	1,000,000	1,082,540
Rhode Island Health & Education Building Refunding Higher Education State University, 5.00% due 3/15/2014 (Insured: Radian)	NR/AA	1,065,000	1,119,017

SOUTH CAROLINA — 0.71%
Darlington County Industrial Development, 6.00% due 4/1/2026 (Sonoco Products Co. Project)	A3/A-	3,100,000	3,217,924

SOUTH DAKOTA — 0.23%
South Dakota Housing Development Authority Homeownership Series B, 4.85% due 5/1/2009	Aa1/AAA	1,000,000	1,040,910

TENNESSEE — 0.45%
Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Collateralized: FNMA)	NR/AAA	2,000,000	2,045,460

TEXAS — 15.88%
Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 (Army Retirement Residence Project)	NR/BBB-	1,250,000	1,318,500

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’ s/S&P	Principal Amount	Value
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (Insured: MBIA)	Aaa/NR	$600,000	$641,556
Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (Insured: MBIA)	Aaa/NR	1,035,000	1,104,407
Bexar County Housing Finance Corp., 6.50% due 12/1/2021	A3/NR	2,000,000	2,015,560
Bexar County Housing Finance Corp. Multi Family Housing, 5.40% due 8/1/2012 (Dymaxion & Marrach Park Apts. A Project; Insured: MBIA)	Aaa/NR	1,120,000	1,163,154
Bexar County Housing Finance Corp. Multi Family Housing, 5.95% due 8/1/2020 (Dymaxion & Marrach Park Apts. A Project; Insured: MBIA)	Aaa/NR	1,270,000	1,371,613
Bexar County Housing Finance Corp. Series A, 5.875% due 4/1/2014 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	975,000	1,023,282
Bexar County Housing Finance Corp. Series A, 6.125% due 4/1/2020 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	800,000	841,136
Birdville Independent School District Refunding, 0% due 2/15/2013 (Guaranty: PSF)	Aaa/AAA	2,800,000	2,108,540
Brazos River Authority TXU Energy Pollution Control Revenue, 5.05% due 6/1/2030 put 6/19/2006	Baa2/BBB	2,040,000	2,076,679
Carroll Independent School District Capital Appreciation Refunding, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,130,000	875,388
Central Regional Mobility Authority Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	1,100,000	1,151,084
Coppell Independent School District Capital Appreciation Refunding, 0% due 8/15/2013 (Guaranty: PSF)	NR/AAA	5,000,000	3,309,200
De Soto Independent School District Refunding, 5.125% due 8/15/2017 (Guaranty: PSF)	NR/AAA	1,100,000	1,101,793
Duncanville Independent School District Capital Appreciation Refunding Series B, 0% due 2/15/2016 (Guaranty: PSF)	Aaa/AAA	3,000,000	1,720,950
El Paso Independent School District Capital Appreciation Refunding, 0% due 8/15/2010 (Guaranty: PSF)	Aaa/AAA	3,750,000	2,976,750
El Paso Independent School District Capital Appreciation Refunding, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	2,500,000	1,863,800
Ennis Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	2,460,000	1,780,892
Ennis Independent School District Refunding, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	2,490,000	1,705,575
Ennis Independent School District Refunding, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	2,525,000	1,632,337
Fort Worth Water & Sewer Revenue, 5.25% due 2/15/2009	Aa2/AA	1,000,000	1,072,560
Gulf Coast Center Revenue, 6.75% due 9/1/2020 (Mental Health Retardation Center Project)	NR/BBB+	1,320,000	1,408,084
Hays Consolidated Independent School District Capital Appreciation, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	Aaa/AAA	6,245,000	4,398,353
Irving Hospital Authority Series B, 5.80% due 7/1/2009 (Irving Healthcare Systems Project; Insured: FSA)	Aaa/AAA	470,000	473,628
Irving Waterworks & Sewer Revenue Refunding & Improvement, 5.375% due 8/15/2014	Aa2/AA	1,500,000	1,625,880
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2018 (Insured: AMBAC)		2,040,000	2,156,321
Mesquite Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	NR/AAA	1,420,000	1,021,647
Midlothian Independent School District Capital Appreciation Refunding, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/NR	1,000,000	753,050
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	NR/AA	735,000	805,839
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	NR/AA	500,000	545,250
Pharr San Juan Alamo Independent Building, 5.75% due 2/1/2013 (Guaranty: PSF)	Aaa/AAA	1,000,000	1,092,360
Sabine River Authority Texas Pollution Refunding Series A, 5.80% due 7/1/2022 (TXU Energy Co. Project)	Baa2/BBB	1,000,000	1,070,430
Sam Rayburn Municipal Power Agency Refunding, 6.00% due 10/1/2016	Baa2/BBB-	3,000,000	3,267,840
San Antonio Hotel Occupancy Revenue Refunding Series B, 5.00% due 8/15/2034 put 8/1/2008 (Insured: AMBAC)	Aaa/AAA	1,150,000	1,212,917
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	Aaa/AAA	1,775,000	2,048,741
Tarrant County Health Facilities, 6.625% due 11/15/2020 (Adventist/Sunbelt Project)	A2/A	3,500,000	3,843,665
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2009 (Wadley Regional Medical Center Project; Insured: MBIA)	Aaa/AAA	500,000	546,250
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	2,500,000	2,782,250
Travis County GO, 5.25% due 3/1/2021	Aaa/AAA	1,000,000	1,082,970

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Travis County Health Facilities Development Series A, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	$2,000,000	$2,196,680
Travis County Health Facilities Development Series A, 6.25% due 11/15/2014 pre-refunded 11/15/2009 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,391,140
Upper Trinity Regional Water District Regional Treated Water Supply Systems Series A, 7.125% due 8/1/2008 (Insured: FGIC)	Aaa/AAA	600,000	664,122
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2015 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	870,000	976,584
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2016 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	1,050,000	1,178,636
West Harris County Municipal Utility Refunding, 6.00% due 3/1/2017 (Insured: Radian)	NR/AA	500,000	531,360

UTAH — 1.01%
Salt Lake City Municipal Building Series B, 5.30% due 10/15/2012 (Insured: AMBAC)	Aaa/AAA	1,085,000	1,174,198
Utah Board Regents Auxiliary Refunding Series A, 5.25% due 5/1/2013	NR/AA	595,000	642,862
Utah County Municipal Building Authority, 5.50% due 11/1/2016 (Insured: AMBAC)	Aaa/NR	1,000,000	1,098,160
Utah Housing Finance Agency, 6.05% due 7/1/2016 (Credit Support: FHA)	NR/AAA	520,000	542,817
Utah Housing Finance Agency SFMR D-2 Class I, 5.85% due 7/1/2015	Aa2/AA	105,000	105,530
Utah Water Finance Agency Revenue Pooled Loan Financing Program Series A, 5.00% due 10/1/2012 (Insured: AMBAC)	Aaa/NR	940,000	1,011,741

VIRGINIA — 2.91%
Alexandria Industrial Development Authority, 5.90% due 10/1/2020 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,236,680
Alexandria Industrial Development Authority Institute For Defense Analyses Series A, 6.00% due 10/1/2014 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,691,310
Alexandria Industrial Development Authority Institute For Defense Analyses Series A, 6.00% due 10/1/2015 (Insured: AMBAC)	Aaa/AAA	1,590,000	1,794,490
Arlington County Industrial Development, 6.30% due 7/1/2016 pre-refunded 7/1/2005	NR/A	500,000	514,830
Fauquier County Industrial Development Authority, 5.50% due 10/1/2016 (Insured: Radian)	NR/AA	1,000,000	1,086,070
Hanover County Industrial Development Authority Medical Facilities Revenue, 6.00% due 10/1/2021 (ETM)	Aaa/AAA	795,000	795,079
Norfolk Industrial Development Authority Lease, 5.625% due 9/15/2017 (Norfolk Public Health Center Project)	Aa1/AA+	1,000,000	1,038,720
Norton Industrial Development Authority Hospital Refunding, 6.00% due 12/1/2014 (Norton Community Hospital Project; Insured: ACA)	NR/A	1,635,000	1,787,235
Spotsylvania County Industrial Development, 6.00% due 9/1/2019 put 9/1/2008 (Walter Grinders Project; LOC: Deutsche Bank)	NR/NR	2,210,000	2,249,891

WASHINGTON — 6.49%
Benton County Public Utility District Refunding Series A, 5.625% due 11/1/2012 (Insured: FSA)	Aaa/AAA	1,500,000	1,660,185
Chelan County Public Utility District Refunding Series B, 4.50% due 7/1/2005 (Chelan Hydro Electric Project; Insured: FGIC)	Aaa/AAA	940,000	945,057
Energy Northwest Washington Series A, 5.60% due 7/1/2015 pre-refunded 1/1/2007 (Wind Project)	A3/A-	1,000,000	1,072,070
Energy Northwest Washington Series B, 5.10% due 7/1/2009 pre-refunded 1/1/2007 (Wind Project)	A3/A-	745,000	792,397
Grant County Public Utility District-2 Wanapum Hydro Electric Revenue Series C, 6.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	145,000	148,631
Snohomish County Public Utility 001 Systems Notes, 5.00% due 12/1/2005	A1/SP-1+	500,000	508,030
Spokane County School District GO, 0% due 6/1/2019 (Insured: MBIA)	Aaa/AAA	1,240,000	1,060,336
Tacoma Electric Systems Revenue Series A, 5.50% due 1/1/2012 (Insured: FSA)	Aaa/AAA	750,000	822,923
University of Washington Revenue Refunding, 5.25% due 8/15/2009 (University of Washington Medical Center Project; Insured: MBIA)	Aaa/AAA	1,350,000	1,446,647
Vancouver Downtown Redevelopment Senior Series A, 5.50% due 1/1/2018 (Conference Center Project; Insured: ACA)	NR/A	3,500,000	3,673,110
Washington Health Care Facilities, 5.50% due 12/1/2010 (Insured: MBIA)	Aaa/AAA	2,690,000	2,926,397

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington Health Care Facilities, 6.00% due 12/1/2014 (Insured: MBIA)	Aaa/AAA	$1,735,000	$1,935,965
Washington Health Care Facilities, 6.00% due 12/1/2015 (Insured: MBIA)	Aaa/AAA	1,945,000	2,158,969
Washington Health Care Facilities Refunding, 6.375% due 10/1/2010 (Insured: FGIC)	Aaa/AAA	1,500,000	1,701,225
Washington Health Care Facilities Sea Mar Community Health Center, 5.60% due 1/1/2018 (LOC: U.S. Bancorp)	Aa1/NR	1,025,000	1,086,992
Washington Nonprofit Housing, 5.60% due 7/1/2011 (Kline Galland Center Project; Insured: Radian)	NR/AA	500,000	535,985
Washington Nonprofit Housing, 5.875% due 7/1/2019 (Kline Galland Center Project; Insured: Radian)	NR/AA	1,000,000	1,083,850
Washington Public Power Supply Capital Appreciation Refunding Series B, 0% due 7/1/2011	Aaa/AA-	1,000,000	771,690
Washington Public Power Supply Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	3,030,000	3,214,739
Washington Public Power Supply System, 0% due 7/1/2010 (Project 3)	Aaa/AA-	960,000	779,376
Washington State Multi Family Mortgage Revenue, 6.30% due 1/1/2021 put 1/1/2011 (LOC: US Bank N.A.)	NR/AA-	1,000,000	1,068,810

WEST VIRGINIA — 0.22%
Marshall County Pollution Control, 5.90% due 4/1/2022 (Insured: MBIA)	Aaa/AAA	1,000,000	1,019,700

WISCONSIN — 1.40%
Bass Lake PCRB, 6.50% due 4/1/2005 (Johnson Timber Corp. Project; Guaranty: SBA)	Aaa/NR	60,000	60,000
Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc. Project; Insured: Radian)	NR/AA	1,000,000	1,079,720
Wisconsin Housing & Economic Development Housing Series A, 5.875% due 11/1/2016 (Insured: AMBAC)	Aaa/AAA	1,980,000	2,100,087
Wisconsin State Health & Educational Facilities Hospital Sisters Services Inc., 4.50% due 12/1/2023 put 12/1/2007 (Insured: FSA)	Aaa/NR	3,000,000	3,098,190

TOTAL INVESTMENTS — 100.58% (COST $436,575,616)			$455,577,512

LIABILITIES NET OF OTHER ASSETS — (0.58)%			(2,611,336)

NET ASSETS — 100.00%			$452,966,176

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance
PCRB	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SBA	Small Business Administration
SFMR	Single Family Mortgage Revenue Bond
XLCA	Insured by XL Capital Assurance

Certified Semi-Annual Report    25

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04-3/31/05
Class I Shares
Actual	$1,000	$1,004.90	$3.34
Hypothetical*	$1,000	$1,021.60	$3.37

†	Expenses are equal to the annualized expense ratio for Class I shares (0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

26    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Intermediate Municipal Fund

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    27

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report.    31

The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Core Strategies for Building Wealth

Thornburg New Mexico Intermediate Municipal Fund

Semi-Annual Report – March 31, 2005

Thornburg New Mexico Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.

Receive your shareholder reports and prospectus online instead of through traditional mail.

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www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

Thornburg New Mexico Intermediate Municipal Fund

March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A Shares is 2.00%. There is no up front sales charge for Class D Shares and no contingent deferred sales charge (CDSC).

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – Is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

4 Certified Semi-Annual Report

Letter to Shareholders

George Strickland

Portfolio Manager

April 15, 2005

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value of the class A shares decreased by 22 cents to $13.18 during the six month period ending March 31, 2005. If you were with us for the entire period, you received dividends of 21.3 cents per share. If you reinvested dividends, you received 21.4 cents per share. Investors who owned class D shares received dividends of 19.6 and 19.8 cents per share, respectively.

Over the past six months, the municipal bond yield curve has flattened considerably. In other words, interest rates on short and intermediate bonds have risen, while the interest rates on long-term bonds have remained relatively unchanged. Since bond prices move in the opposite direction of yields, long-term bond prices have been relatively stable while short and intermediate bond prices have fallen. The class A shares of your Fund produced a total return of (0.06)% over the last six months, compared to a 0.16% return for the Merrill Lynch 7-12 Year Municipal Bond Index. We believe that the Fund underperformed the index because the Fund has a higher concentration of bonds that mature in less than seven years than the index. Over the last six months, longer-term bonds have generally enjoyed better performance than short-term bonds.

We are not surprised that short and intermediate bond yields have risen. The Federal Reserve has almost tripled the targeted Fed Funds rate in the last year and is expected to keep raising rates gradually. Producer prices are rising at a 4.7% rate (up from 2.1% a year ago). Consumer prices are rising at a 3.0% rate (up from 1.7%), and the U.S. economy is growing at a nominal rate (unadjusted for inflation) of 6.4%. We haven’t seen that kind of growth since the technology stock bubble burst in the first half of 2000.

We are, however, somewhat perplexed by the stability of long-term bond yields. Market participants may be expecting the economy to falter and inflation to subside this year. While that is certainly a possibility, we believe that the more likely scenario is that economic momentum continues and inflation stays in the 3-4% range. Such a scenario should lead to higher yields for long-term bonds.

New issue municipal bond supply unexpectedly surged 10.9% over the first quarter of last year to a record $96.6 billion. The increased supply showed up just as the government bond market weakened and helped create a buyer-friendly municipal bond market. With rates on intermediate municipal bonds rising by about 0.5% over the last couple of months, we have been finding better values in bonds that mature in the five to ten year range. Though we are still conservatively positioned relative to our long-term averages, we have recently extended the duration of the Fund slightly to 4.2 years. If rates continue to rise, we would expect to continue extending duration.

Your Thornburg New Mexico Intermediate Municipal Fund is a laddered portfolio of over 170 municipal obligations from all over New Mexico. Your Fund’s weighted average maturity is 7.12 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering

Certified Semi-Annual Report 5

Letter to Shareholders

Continued

gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates continue rising, because it will allow the Fund to gradually increase the yield of the portfolio as bonds mature and get replaced with new ones. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing			Cumulative % maturing
2 years	=	14.8%	Year 2	=	14.8%
2 to 4 years	=	12.0%	Year 4	=	26.8%
4 to 6 years	=	14.5%	Year 6	=	41.3%
6 to 8 years	=	16.8%	Year 8	=	58.1%
8 to 10 years	=	8.2%	Year 10	=	66.3%
10 to 12 years	=	10.4%	Year 12	=	76.7%
12 to 14 years	=	10.9%	Year 14	=	87.6%
14 to 16 years	=	3.0%	Year 16	=	90.6%
16 to 18 years	=	5.7%	Year 18	=	96.3%
Over 18 years	=	3.7%	Over 18 years	=	100%

Percentages can and do vary. Data as of 3/31/05.

Thanks to a strong economy and high oil and gas prices, New Mexico state tax revenues were up 10% in 2004, despite a reduction in the state income tax rate. Total reserves are approximately $503 million, or about 12% of annual spending. Though personal income has been growing at twice the national rate, income per capita is still only 81% of the national average. New Mexico has recently increased the state debt load significantly, mostly to fund a transportation initiative. Tax supported debt levels are now approximately 70% above national averages when measured against personal income. To reduce credit risk, we have kept 93% of the portfolio in bonds rated A or above by at least one rating agency and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

6 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2005 (Unaudited)

ASSETS
Investments at value (cost $ 227,853,913)	$233,158,544
Cash	474,004
Receivable for fund shares sold	278,031
Interest receivable	2,837,245
Prepaid expenses and other assets	3,149

Total Assets	236,750,973

LIABILITIES
Payable for securities purchased	5,052,968
Payable for fund shares redeemed	1,632,764
Payable to investment advisor and other affiliates (Note 3)	174,681
Accounts payable and accrued expenses	43,933
Dividends payable	225,754

Total Liabilities	7,130,100

NET ASSETS	$229,620,873

NET ASSETS CONSIST OF:
Distribution in excess of net investment gain (loss)	$(4,717)
Net unrealized appreciation on investments	5,304,631
Accumulated net realized gain (loss)	(1,058,367)
Net capital paid in on shares of beneficial interest	225,379,326

$229,620,873

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($213,319,371 applicable to 16,190,263 shares of beneficial interest outstanding - Note 4)	$13.18

Maximum sales charge, 2.00% of offering price	0.27

Maximum Offering Price Per Share	$13.45

Class D Shares:
Net asset value, offering and redemption price per share * ($16,301,502 applicable to 1,236,624 shares of beneficial interest outstanding - Note 4)	$13.18

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 7

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Six Months Ended March 31, 2005 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $ 704,858)	$4,762,589

Total Income	4,762,589

EXPENSES:
Investment advisory fees (Note 3)	568,115
Administration fees (Note 3)
Class A Shares	132,267
Class D Shares	9,761
Distribution and service fees (Note 3)
Class A Shares	264,535
Class D Shares	78,289
Transfer agent fees
Class A Shares	35,840
Class D Shares	9,743
Registration and filing fees
Class A Shares	345
Class D Shares	354
Custodian fees (Note 3)	54,687
Professional fees	13,348
Accounting fees	10,824
Trustee fees	4,436
Other expenses	32,327

Total Expenses	1,214,871
Less:
Expenses reimbursed by investment advisor (Note 3)	(19,931)
Distribution and service fees waived (Note 3)	(39,145)
Fees paid indirectly (Note 3)	(8,597)

Net Expenses	1,147,198

Net Investment Income	3,615,391

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	45,562

45,562

Net change in unrealized appreciation (depreciation) on:
Investments	(3,967,644)

(3,967,644)

Net Realized and Unrealized Loss	(3,922,082)

Net Decrease in Net Assets Resulting From Operations	$(306,691)

See notes to financial statements.

8 Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:

Net investment income gain	$3,615,391	$7,737,512
Net realized gain on investments	45,562	75,537
Increase (Decrease) in unrealized appreciation (depreciation) on investments	(3,967,644)	(1,318,602)

Net Increase (Decrease) in Net Assets
Resulting from Operations	(306,691)	6,494,447

DIVIDENDS TO SHAREHOLDERS:

From net investment income
Class A Shares	(3,385,318)	(7,294,556)
Class D Shares	(230,073)	(442,956)

FUND SHARE TRANSACTIONS - (Note 4)

Class A Shares	8,526,266	(7,201,734)
Class D Shares	2,530,102	(492,776)

Net Increase (Decrease) in Net Assets	7,134,286	(8,937,575)

NET ASSETS:

Beginning of period	222,486,587	231,424,162

End of period	$229,620,873	$222,486,587

See notes to financial statements.

Certified Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

The Fund currently offers two classes of shares of beneficial interest, Class A and Class D shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income, of the Fund, to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

10    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended March 31, 2005, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. The Trust also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $11,769 for Class A and $8,162 for Class D shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of Fund shares. For the period ended March 31, 2005, the Distributor has advised the Fund that it refunded net commissions aggregating $529 from the sale of Class A shares.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the period ended March 31, 2005, are set forth in the Statement of Operations. Distribution fees in the amount of $39,145 were waived for Class D shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $8,597.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2005 (Unaudited)

NOTE 4 - SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,851,702	$24,735,223	4,003,342	$53,491,206
Shares issued to shareholders in reinvestment of dividends	153,028	2,039,422	325,601	4,347,760
Shares repurchased	(1,368,140)	(18,248,379)	(4,879,544)	(65,040,700)

Net Increase (Decrease)	636,590	$8,526,266	(550,601)	$(7,201,734)

Class D Shares
Shares sold	356,954	$4,774,398	486,049	$6,512,327
Shares issued to shareholders in reinvestment of dividends	12,857	171,407	26,023	347,627
Shares repurchased	(181,180)	(2,415,703)	(552,559)	(7,352,730)

Net Increase (Decrease)	188,631	$2,530,102	(40,487)	$(492,776)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $24,879,585 and $3,821,443, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$227,855,246

Gross unrealized appreciation on a tax basis	$5,915,837
Gross unrealized depreciation on a tax basis	(612,539)

Net unrealized appreciation (depreciation) on investments (tax basis)	$5,303,298

At March 31, 2005, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Such losses expire as follows:

Capital loss carryovers expiring in:
2006	$7,178
2007	33,677
2008	595,638
2009	320,666
2011	145,437

$1,102,596

12 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg New Mexico Intermediate Municipal Fund	(Unaudited)*

	* Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.40		$13.46	$13.42	$13.16	$12.85	$12.92

Income from investment operations:
Net investment income	0.21		0.45	0.48	0.53	0.59	0.62
Net realized and unrealized gain (loss) on investments	(0.22)		(0.06)	0.04	0.26	0.31	(0.07)

Total from investment operations	(0.01)		0.39	0.52	0.79	0.90	0.55
Less dividends from:
Net investment income	(0.21)		(0.45)	(0.48)	(0.53)	(0.59)	(0.62)

Change in net asset value	(0.22)		(0.06)	0.04	0.26	0.31	(0.07)
NET ASSET VALUE, end of period	$13.18		$13.40	$13.46	$13.42	$13.16	$12.85

RATIOS/SUPPLEMENTAL DATA
Total return (a)	(0.06)%		3.00%	3.93%	6.16%	7.12%	4.36%
Ratios to average net assets:
Net investment income	3.20	% (b)	3.40%	3.55%	4.01%	4.49%	4.81%
Expenses, after expense reductions	1.00	% (b)	0.96%	0.97%	0.98%	1.01%	0.99%
Expenses, after expense reductions and net of custody credits	0.99	% (b)	0.96%	0.97%	0.98%	—	—
Expenses, before expense reductions	1.01	% (b)	0.96%	0.97%	1.00%	1.01%	1.03%
Portfolio turnover rate	1.76%		14.66%	16.53%	21.35%	18.77%	30.23%
Net assets at end of period (000)	$213,319		$208,435	$216,766	$192,749	$158,645	$147,279

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

Certified Semi-Annual Report 13

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	(Unaudited)*

	* Six Months Ended March 31, 2005	Year Ended September 30,
		2004	2003	2002	2001	2000
Class D Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.41	$13.47	$13.43	$13.16	$12.85	$12.93

Income from investment operations:
Net investment income	0.20	0.42	0.44	0.49	0.55	0.58
Net realized and unrealized gain (loss) on investments	(0.23)	(0.06)	0.04	0.27	0.31	(0.08)

Total from investment operations	(0.03)	0.36	0.48	0.76	0.86	0.50
Less dividends from:
Net investment income	(0.20)	(0.42)	(0.44)	(0.49)	(0.55)	(0.58)

Change in net asset value	(0.23)	(0.06)	0.04	0.27	0.31	(0.08)
NET ASSET VALUE, end of period	$13.18	$13.41	$13.47	$13.43	$13.16	$12.85

RATIOS/SUPPLEMENTAL DATA

Total return (a)	(0.26)%		2.70%	3.63%	5.94%	6.84%	4.00%
Ratios to average net assets:
Net investment income	2.95	% (b)	3.11%	3.24%	3.64%	4.23%	4.55%
Expenses, after expense reductions	1.25	% (b)	1.25%	1.25%	1.25%	1.27%	1.25%
Expenses, after expense reductions and net of custody credits	1.24	% (b)	1.24%	1.25%	1.25%	—	—
Expenses, before expense reductions	1.86	% (b)	1.83%	1.88%	2.00%	2.40%	2.73%
Portfolio turnover rate	1.76%		14.66%	16.53%	21.35%	18.77%	30.23%
Net assets at end of period (000)	$16,302		$14,051	$14,658	$9,719	$2,831	$2,151

(a)	Not annualized for periods less than one year.

(b)	Annualized.

14 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2005 (Unaudited)

CUSIPS: CLASS A - 885-215-301, CLASS D - 885-215-624

NASDAQ SYMBOLS: CLASS A - THNMX, CLASS D - THNDX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Alamogordo Hospital Revenue, 5.30% due 1/1/2013 (Insured: Radian)	NR/AA	$3,000,000	$3,087,810
Albuquerque Airport Revenue, 5.00% due 7/1/2007 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,039,390
Albuquerque Airport Revenue Refunding, 4.20% due 7/1/2009 (Insured:AMBAC)	Aaa/AAA	610,000	623,792
Albuquerque Airport Revenue Senior Lien Improvement Series B, 5.00% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	1,670,000	1,760,130
Albuquerque Airport Revenue Sub Lien, 2.28% due 7/1/2014 put 4/1/2005 (daily demand notes)	VMIG1/A-1	3,300,000	3,300,000
Albuquerque Collateralized Mortgage Municipal Class B-2, 0% due 5/15/2011 (Insured: FGIC)	Aaa/AAA	173,000	110,166
Albuquerque Gross Receipts & Lodgers Tax, 2.30% due 7/1/2023 put 4/7/2005 (weekly demand notes)	VMIG1/A-1+	200,000	200,000
Albuquerque Gross Receipts Series B, 0% due 7/1/2005 (ETM)	Aaa/AAA	2,035,000	2,023,055
Albuquerque Gross Receipts Series B, 0% due 7/1/2012 pre-refunded 7/1/2011	Aaa/AAA	1,775,000	1,346,426
Albuquerque Gross Receipts Tax Revenue, 6.20% due 7/1/2005	A1/AA	50,000	50,157
Albuquerque Gross Receipts Unrefunded Balance Series B, 0% due 7/1/2012 (Insured: FSA)	Aaa/AAA	225,000	166,934
Albuquerque Industrial Revenue Refunding, 5.15% due 4/1/2016 (MCT Industries Inc. Project; LOC: Bank of the West)	Aa3/NR	1,170,000	1,207,136
Albuquerque Industrial Revenue Refunding, 5.25% due 4/1/2017 (MCT Industries Inc. Project; LOC: Bank of the West)	Aa3/NR	2,140,000	2,210,534
Albuquerque Joint Water & Sewage Revenue Series A, 0% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,600,000	1,437,168
Albuquerque Joint Water & Sewage Systems Revenue, 6.00% due 7/1/2006	Aa3/AA	1,500,000	1,559,805
Albuquerque Joint Water & Sewage Systems Revenue, 4.75% due 7/1/2008	Aa3/AA	100,000	100,534
Albuquerque Joint Water & Sewage Systems Revenue Refunding & Improvement Series A, 5.25% due 7/1/2011	Aa3/AA	1,135,000	1,242,235
Albuquerque Municipal School District Number 12 Refunding, 5.00% due 8/1/2009	Aa2/AA	2,240,000	2,395,949
Albuquerque Municipal School District Number 12 Refunding, 5.10% due 8/1/2014	Aa2/AA	760,000	800,918
Albuquerque Municipal School District Number 12 Refunding, 5.00% due 8/1/2015	Aa2/AA	1,175,000	1,241,846
Albuquerque Refuse Removal & Disposal Revenue Refunding Series B, 5.00% due 7/1/2010 (Insured: FSA)	Aaa/AAA	415,000	446,245
Albuquerque Refuse Removal & Disposal Revenue Refunding Series B, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	1,000,000	1,078,260
Albuquerque Series B, 5.00% due 7/1/2006	Aa3/AA	2,200,000	2,261,974
Albuquerque Special Assessment District Series A, 6.45% due 1/1/2015 (Cottonwood Mall Project; LOC: Bank of America)	NR/AA	40,000	40,215
Artesia Hospital District, 4.50% due 2/1/2008	Aaa/NR	810,000	845,437
Belen Consolidated School District No 2 Ref Series A, 4.00% due 8/1/2007 (Insured: MBIA)	Aaa/NR	1,000,000	1,024,000
Belen Consolidated School District No 2 Ref Series A, 4.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,000,000	1,028,680
Belen Gasoline Tax Revenue Refunding & Improvement, 5.40% due 1/1/2011	NR/NR	585,000	609,512
Bernalillo County GO, 7.00% due 2/1/2006	Aa1/AA+	400,000	414,300
Bernalillo County GO, 7.00% due 2/1/2007	Aa1/AA+	410,000	439,758
Bernalillo County Gross Receipts, 5.10% due 10/1/2010	Aa3/AA	525,000	561,272
Bernalillo County Gross Receipts Series B, 5.00% due 4/1/2021 (Insured: MBIA)	Aaa/AAA	3,000,000	3,237,510
Bernalillo County Gross Receipts Tax Revenue, 5.50% due 10/1/2011	Aa3/AA	495,000	536,105
Bernalillo County Gross Receipts Tax Revenue, 5.25% due 10/1/2012	Aa3/AA	1,000,000	1,098,300
Bernalillo County Gross Receipts Tax Revenue, 5.75% due 10/1/2015	Aa3/AA	2,000,000	2,183,260
Bernalillo County Multi Family Housing Revenue Series 1988, 4.60% due 11/1/2025 put 11/1/2006 (Sunchase Apartments Project; Insured:AXA Reinsurance Co.)	NR/AA-	2,300,000	2,303,381
Chaves County Gross Receipts Tax Revenue, 5.00% due 7/1/2017 (Insured: FGIC)	Aaa/NR	1,000,000	1,053,370
Chaves County Gross Receipts Tax Revenue, 5.05% due 7/1/2019 (Insured: FGIC)	Aaa/NR	1,030,000	1,083,498
Chaves County Gross Receipts Tax Revenue, 5.00% due 7/1/2021 (Insured; FGIC)	Aaa/NR	2,170,000	2,258,319
Cibola County Gross Receipts Tax Revenue, 5.875% due 11/1/2008 (Insured:AMBAC)	Aaa/AAA	495,000	540,758
Cibola County Gross Receipts Tax Revenue, 6.00% due 11/1/2010 (Insured:AMBAC)	Aaa/AAA	555,000	625,185
Eastern New Mexico University Revenues Refunding & Improvement, 4.95% due 4/1/2006 (Insured:AMBAC)	Aaa/AAA	500,000	501,005

Certified Semi-Annual Report 15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Farmington Hospital Revenue Series A, 5.125% due 6/1/2018 (San Juan Regional Medical Center Project)	A3/NR	$570,000	$588,092
Farmington Hospital Revenue Series A, 5.125% due 6/1/2019 (San Juan Regional Medical Center Project)	A3/NR	645,000	662,763
Farmington Municipal School District 5 Refunding, 5.00% due 9/1/2011 (Insured: FSA)	Aaa/NR	1,000,000	1,051,730
Farmington Pollution Control Revenue, 5.875% due 6/1/2023 (Insured: MBIA)	Aaa/AAA	1,740,000	1,750,318
Farmington Pollution Control Revenue Refunding Series A, 3.55% due 4/1/2029 put 4/1/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	992,980
Farmington Pollution Control Revenue Refunding Series B, 2.28% due 9/1/2024 put 4/1/2005 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	1,250,000	1,250,000
Farmington Pollution Control Revenue Series B, 2.28% due 9/1/2024 put 4/1/2005 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	1,400,000	1,400,000
Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2011 (Insured: FSA)	Aaa/AAA	3,000,000	3,236,670
Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2012 (Insured: FSA)	Aaa/AAA	6,095,000	6,526,343
Gallup Pollution Control Revenue Refunding, 6.65% due 8/15/2017 (Plains Electric Generation Project; Insured: MBIA)	Aaa/AAA	7,975,000	8,002,753
Gallup Pollution Control Revenue Refunding Series 1992, 6.45% due 8/15/2006 (Insured: MBIA)	Aaa/AAA	1,500,000	1,504,740
Grant County Hospital Facility Revenue, 5.50% due 8/1/2009 (Gila Regional Medical Center Project; Insured: Radian)	NR/AA	1,310,000	1,404,464
Grant County Hospital Facility Revenue, 5.50% due 8/1/2010 (Gila Regional Medical Center Project; Insured: Radian)	NR/AA	1,385,000	1,497,143
Las Cruces Gross Receipts Tax Revenue Refunding & Improvement, 5.00% due 6/1/2009 (Insured: MBIA)	Aaa/NR	1,115,000	1,190,106
Las Cruces Joint Utility Refunding & Improvement Revenue, 6.50% due 7/1/2007 (ETM)	A1/NR	330,000	332,600
Las Cruces School District 2, 5.50% due 8/1/2010	Aa3/NR	1,000,000	1,084,320
Las Cruces School District 2 Refunding, 4.00% due 8/1/2007	Aa3/NR	2,600,000	2,662,400
Los Alamos County Inc. Utility Systems Revenue Refunding Series A, 5.00% due 7/1/2006 (Insured: FSA)	Aaa/AAA	1,425,000	1,464,786
New Mexico Educational Assistance Foundation Revenue, 6.65% due 3/1/2007	NR/NR	975,000	977,935
New Mexico Educational Assistance Foundation Series A 3, 4.95% due 3/1/2009	NR/NR	2,000,000	2,097,080
New Mexico Educational Assistance Student Loan Series 2-B, 5.75% due 12/1/2008	A/NR	50,000	50,079
New Mexico Finance Authority Revenue Court Facilities Fee, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	1,295,000	1,375,989
New Mexico Finance Authority Revenue Court Facilities Fee Revenue Series A, 5.50% due 6/15/2020 (Insured: MBIA)	Aaa/AAA	2,000,000	2,172,440
New Mexico Finance Authority Revenue Federal Highway Grant Anticipation Series A, 4.10% due 9/1/2005 (Insured:AMBAC)	Aaa/AAA	425,000	427,967
New Mexico Finance Authority Revenue Refunding, 5.00% due 6/1/2014 (Public Project Revolving Fund B; Insured: MBIA)	Aaa/AAA	2,660,000	2,857,611
New Mexico Finance Authority Revenue Series A, 4.00% due 4/1/2010 (Cigarette Tax UNM Health Project; Insured: MBIA)	Aaa/AAA	2,300,000	2,363,503
New Mexico Finance Authority Revenue Series B-1, 5.25% due 6/1/2015 (Public Project; Insured:AMBAC)	Aaa/AAA	1,000,000	1,092,910
New Mexico Finance Authority Revenue Series C, 5.15% due 6/1/2012 (Insured: MBIA)	Aaa/AAA	670,000	712,351
New Mexico Finance Authority Revenue Series C, 5.25% due 6/1/2013 (Insured: MBIA)	Aaa/AAA	130,000	138,758
New Mexico Finance Authority Revenue Series C, 5.35% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	130,000	139,467
New Mexico Finance Authority Revenue Series C, 5.45% due 6/1/2015 (Insured: MBIA)	Aaa/AAA	145,000	155,634
New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2012	Aa1/AAA	1,725,000	1,849,321
New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2013	Aa1/AAA	1,325,000	1,415,418

16 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2014	Aa1/AAA	$1,875,000	$1,992,150
New Mexico Finance Authority State Transportation Series A, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	2,100,000	2,279,130
New Mexico Financial Authority Revenue Refunding Series C, 5.00% due 6/15/2013 (Insured: AMBAC)	Aaa/NR	2,280,000	2,463,517
New Mexico Financial Authority Revenue Refunding Series C, 5.00% due 6/15/2015 (Insured: AMBAC)	Aaa/NR	2,360,000	2,550,263
New Mexico Highway Commission Revenue Senior Subordinated Lien Tax Series A, 5.50% due 6/15/2013 pre-refunded 6/15/2011	Aa2/AA+	2,000,000	2,195,420
New Mexico Highway Commission Revenue Senior Subordinated Lien Tax Series A, 5.50% due 6/15/2014	Aa2/AA+	2,000,000	2,192,520
New Mexico Highway Commission Tax Revenue, 5.125% due 6/15/2010	Aa2/AA+	4,355,000	4,586,120
New Mexico Highway Commission Tax Senior Subordinated Lien, 6.00% due 6/15/2011 pre-refunded 6/15/2009	Aa2/AA+	5,000,000	5,539,250
New Mexico Hospital Equipment Loan, 5.20% due 12/1/2010 pre-refunded 12/1/2007 (Catholic Health Initiatives Project)	NR/AA	1,140,000	1,214,510
New Mexico Hospital Equipment Loan Series A, 5.75% due 8/1/2016 (Presbyterian Healthcare Project)	Aa3/A+	5,205,000	5,643,886
New Mexico Housing Authority Region III Multi Family Housing Revenue Series A, 5.30% due 12/1/2022 (Senior El Paseo Apartments Project; Insured:AMBAC)	Aaa/AAA	1,160,000	1,203,836
New Mexico MFA Forward Mortgage Series C, 6.50% due 7/1/2025 (Collateralized: FNMA/GNMA)	NR/NR	395,000	397,895
New Mexico MFA General, 5.80% due 9/1/2019	NR/A+	775,000	817,579
New Mexico MFA SFMR, 5.70% due 9/1/2014 (Collateralized: FNMA/GNMA)	NR/AAA	135,000	136,187
New Mexico MFA SFMR, 5.75% due 3/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	365,000	368,267
New Mexico MFA SFMR, 0% due 9/1/2019 (GIC: Bayerisch Landesbank)	NR/AAA	455,000	346,282
New Mexico MFA SFMR Series 1992 A1, 6.90% due 7/1/2008 (Collateralized: FNMA/GNMA)	NR/AAA	150,000	153,276
New Mexico MFA SFMR Series A3, 6.15% due 9/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	130,000	131,334
New Mexico MFA SFMR Series B2, 5.80% due 1/1/2009 (Collateralized: FNMA/GNMA)	NR/AAA	45,000	45,381
New Mexico MFA SFMR Series B2, 5.80% due 7/1/2009 (Collateralized: FNMA/GNMA)	NR/AAA	30,000	30,280
New Mexico MFA SFMR Series B3, 5.80% due 9/1/2016 (Collateralized: FNMA/GNMA)	NR/AAA	350,000	372,302
New Mexico MFA SFMR Series C2, 6.05% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	535,000	560,883
New Mexico MFA SFMR Series D2, 5.875% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	790,000	821,158
New Mexico MFA SFMR Series H, 5.45% due 1/1/2006 (Collateralized: FNMA/GNMA)	NR/AAA	170,000	172,735
New Mexico MFA SFMR Series H, 5.45% due 7/1/2006 (Collateralized: FNMA/GNMA)	NR/AAA	175,000	179,508
New Mexico MFA Single Family Series E2, 5.875% due 9/1/2020	NR/AAA	420,000	450,248
New Mexico Mortgage Finance Multi Family Refunding Series B, 5.00% due 7/1/2031 put 7/1/2011 (Sombra Del Oso Apartments Project; Collateralized: FNMA)	Aaa/NR	1,000,000	1,039,050
New Mexico Mortgage Finance Multi Family Refunding Series C, 5.00% due 7/1/2031 put 7/1/2011 (Riverwalk Apartments Project; Collateralized: FNMA)	Aaa/NR	1,910,000	1,984,586
New Mexico Mortgage Finance Multi Family Refunding Series D, 5.00% due 7/1/2031 put 7/1/2011 (Tierra Pointe I Apartments Project; Collateralized: FNMA)	Aaa/NR	2,785,000	2,893,754
New Mexico Mortgage Finance Multi Family Series A, 6.05% due 7/1/2028 (Sandpiper Apartments Project; Insured: FHA)	NR/AAA	2,335,000	2,457,074
New Mexico State, 4.00% due 9/1/2005	Aa1/AA+	8,000,000	8,054,080
New Mexico State Highway Commission Revenue Infrastructure Senior Subordinated Lien C, 5.00% due 6/15/2012	Aa2/AA+	1,000,000	1,073,270
New Mexico State Highway Commission Tax Revenue Senior Subordinated Lien, 5.75% due 6/15/2009	Aa2/AA+	1,095,000	1,202,058
New Mexico State Highway Commission Tax Series A, 5.00% due 6/15/2010 (ETM)	Aa2/AA+	255,000	274,390
New Mexico State Highway Commission Tax Series A, 5.00% due 6/15/2010	Aa2/AA+	245,000	263,110
New Mexico State Hospital Equipment Loan Council Hospital Revenue Series A, 4.80% due 8/1/2010 (Presbyterian Healthcare Project)	Aa3/A+	500,000	521,995
New Mexico State Refunding Series B, 5.00% due 9/1/2006	Aa1/AA+	650,000	670,534

Certified Semi-Annual Report 17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Mexico State Severance Tax, 5.00% due 7/1/2007	Aa2/AA	$1,475,000	$1,540,947
New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2007	Aa2/AA	1,645,000	1,718,548
New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2008	Aa2/AA	675,000	702,783
New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2009	Aa2/AA	2,500,000	2,669,175
New Mexico State Supplemental Severance Series A, 5.00% due 7/1/2011	Aa3/A+	1,000,000	1,038,730
New Mexico State University Revenues Refunding & Improvement, 4.00% due 4/1/2006 (Insured: FSA)	Aaa/AAA	1,260,000	1,276,556
New Mexico State University Revenues Refunding & Improvement, 5.00% due 4/1/2013 (Insured: FSA)	Aaa/AAA	1,000,000	1,081,400
New Mexico Supplemental Severance Series A, 5.00% due 7/1/2008	Aa3/A+	5,000,000	5,196,950
Otero County Refunding, 4.00% due 8/1/2005 (Insured: MBIA)	Aaa/NR	570,000	573,072
Puerto Rico Commonwealth Refunding Series B, 1.70% due 7/1/2029 put 4/1/2005 (Insured: FGIC) (daily demand notes)	Aaa/AAA	1,800,000	1,800,000
Puerto Rico Public Buildings Authority Revenue Refunding Government Facilities Series F, 5.25% due 7/1/2019 (Insured: XLCA)	Aaa/AAA	1,000,000	1,112,810
Rio Rancho Water & Wastewater System, 6.50% due 5/15/2006 (Insured: FSA)	Aaa/AAA	1,000,000	1,041,420
Rio Rancho Water & Wastewater System, 5.25% due 5/15/2007 (Insured:AMBAC)	NR/AAA	1,695,000	1,776,174
Ruidoso Municipal School District 3, 6.35% due 8/1/2006 (Insured: FSA)	Aaa/AAA	250,000	262,018
San Juan County Gasoline Tax/Motor Vehicle Revenue Refunding & Improvement, 5.25% due 5/15/2014	A1/NR	400,000	431,476
San Juan County Gasoline Tax/Motor Vehicle Revenue Refunding & Improvement, 5.25% due 5/15/2022	A1/NR	1,725,000	1,816,908
San Juan County Gross Receipts, 5.30% due 9/15/2009	A1/NR	500,000	524,830
San Juan County Gross Receipts Tax Revenue Senior Series B, 5.50% due 9/15/2016 (Insured: AMBAC)	Aaa/AAA	1,180,000	1,298,696
San Juan County Gross Receipts Tax Revenue Subordinated Series A, 5.75% due 9/15/2021 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,113,200
Sandoval County Incentive Payment, 4.25% due 12/1/2006	NR/SP-1+	2,000,000	2,045,660
Sandoval County Landfill Revenue, 5.70% due 7/15/2013 pre-refunded 7/15/2005	NR/NR	400,000	405,080
Sandoval County Landfill Revenue Refunding & Improvement, 5.50% due 8/15/2015	Baa2/NR	1,420,000	1,472,313
Sandoval County Landfill Revenue Refunding & Improvement, 5.75% due 8/15/2018	Baa2/NR	1,335,000	1,393,874
Sandoval County Revenue Refunding Series B, 5.75% due 2/1/2010 (Intel Project)	NR/A+	840,000	861,210
Santa Fe County, 5.00% due 7/1/2007 (Insured: MBIA)	Aaa/NR	640,000	656,832
Santa Fe County, 5.00% due 7/1/2008 (Insured: MBIA)	Aaa/NR	785,000	805,646
Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District Project)	NR/NR	1,875,000	1,980,600
Santa Fe County Correctional Systems Revenue, 5.20% due 2/1/2012 (Insured: FSA)	Aaa/AAA	515,000	560,299
Santa Fe County Correctional Systems Revenue, 5.00% due 2/1/2018 (Insured: FSA)	Aaa/AAA	1,000,000	1,071,500
Santa Fe County Revenue Series 1990, 9.00% due 1/1/2008 (Office & Training Facilities Project) (ETM)	Aaa/NR	626,000	723,130
Santa Fe County Revenue Series A, 5.50% due 5/15/2015 (El Castillo Retirement Project)	NR/BBB-	1,250,000	1,257,050
Santa Fe County Revenue Series A, 5.80% due 5/15/2018 (El Castillo Retirement Project)	NR/BBB-	1,835,000	1,835,128
Santa Fe Educational Facilities Revenue, 5.00% due 3/1/2007 (St. John’s College Project)	NR/BBB	200,000	206,296
Santa Fe Educational Facilities Revenue, 5.10% due 3/1/2008 (St. John’s College Project)	NR/BBB	210,000	218,700
Santa Fe Educational Facilities Revenue, 5.40% due 3/1/2017 (St. John’s College Project)	NR/BBB	1,215,000	1,227,199
Santa Fe Gross Receipts Tax Series B, 3.00% due 6/1/2006	A1/AA	1,125,000	1,125,630
Santa Fe SFMR, 5.25% due 11/1/2005 (Collateralized: FNMA/GNMA)	Aaa/NR	40,000	40,530
Santa Fe SFMR, 6.00% due 11/1/2010 (Collateralized: FNMA/GNMA)	Aaa/NR	105,000	108,184
Santa Fe SFMR, 6.10% due 11/1/2011 (Collateralized: FNMA/GNMA)	Aaa/NR	150,000	153,921
Santa Fe SFMR, 6.20% due 11/1/2016 (Collateralized: FNMA/GNMA)	Aaa/NR	175,000	175,348
Santa Fe Solid Waste Management Agency Facility Revenue, 5.90% due 6/1/2005	NR/NR	760,000	763,952
Santa Fe Solid Waste Management Agency Facility Revenue, 6.00% due 6/1/2006	NR/NR	775,000	800,428
Santa Fe Solid Waste Management Agency Facility Revenue, 6.10% due 6/1/2007	NR/NR	875,000	924,088
Santa Fe Utility Revenue Refunding Series A, 5.35% due 6/1/2011 (Insured:AMBAC)	Aaa/AAA	1,230,000	1,277,220
Taos County Gross Receipts County Education Improvement, 4.75% due 10/1/2012	Baa1/NR	1,500,000	1,498,590
Taos County Gross Receipts Tax Revenue Refunding & Improvement, 4.00% due 10/1/2006 (County Education Project; Insured: MBIA)	Aaa/NR	1,000,000	1,018,390
Taos Municipal School District 1 Refunding, 5.00% due 9/1/2008 (Insured: FSA)	Aaa/NR	450,000	478,454
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2010 (Insured: FSA)	Aaa/AAA	500,000	530,060
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2010 (Insured: FSA & FHA)	Aaa/AAA	1,855,000	1,971,735

18 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2012 (Insured: FSA)	Aaa/AAA	$500,000	$532,335
University of New Mexico Revenue Hospital Mortgage, 5.00% due 1/1/2019 (Insured: FSA)	Aaa/AAA	3,000,000	3,116,880
University of New Mexico Revenue Refunding & Improvement Subordinated Lien Systems Series A, 5.25% due 6/1/2017	Aa3/AA	1,730,000	1,863,487
University of New Mexico Revenue Refunding & Improvement Subordinated Lien Systems Series A, 5.25% due 6/1/2021	Aa3/AA	1,000,000	1,069,950
University of New Mexico Revenue Refunding Subordinated Lien, 5.25% due 6/1/2016	Aa3/AA	645,000	695,607
University of New Mexico Revenue Refunding Subordinated Lien A, 5.25% due 6/1/2018	Aa3/AA	1,825,000	1,961,638
University of New Mexico Revenue Refunding Subordinated Lien Systems Series A, 5.25% due 6/1/2015	Aa3/AA	1,195,000	1,303,351
University of New Mexico Revenue Refunding Subordinated Lien Systems Series A, 5.25% due 6/1/2018	Aa3/AA	1,200,000	1,297,296
University of New Mexico Revenue Series A, 5.25% due 6/1/2013	Aa3/AA	665,000	720,581
University of New Mexico Revenue Series A, 5.25% due 6/1/2014	Aa3/AA	335,000	362,520
University of New Mexico Revenue Series A, 6.00% due 6/1/2021	Aa3/AA	610,000	711,461
Ventana West Public Improvement District Special Tax, 6.625% due 8/1/2023	NR/NR	2,000,000	2,027,520
Villa Hermosa Multi Family Housing Revenue, 5.85% due 11/20/2016 (Collateralized: GNMA)	NR/AAA	1,105,000	1,152,360

TOTAL INVESTMENTS —101.54% (Cost $ 227,853,913)			$233,158,544

LIABILITIES NET OF OTHER ASSETS — (1.54)%			(3,537,671)
NET ASSETS — 100.00%			$229,620,873

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance
RADIAN	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond
XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Semi-Annual Report 19

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares,

(b) a deferred sales charge on redemptions of any part of all of a purchase of $1 million of Class A shares within 12 months of purchase, and

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04–3/31/05
Class A Shares
Actual	$1,000	$999.40	$4.95
Hypothetical*	$1,000	$1,019.98	$5.00

Class D Shares
Actual	$1,000	$997.40	$6.20
Hypothetical*	$1,000	$1,018.73	$6.26

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99% and D: 1.24%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report     21

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

22 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 25

The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

Core Strategies for Building Wealth

Thornburg Florida Intermediate Municipal Fund

Semi-Annual Report – March 31, 2005

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Florida Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

The Fund offers Florida investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2        This page is not part of the Semi-Annual Report.

Thornburg Florida Intermediate Municipal Fund

March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report        3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A Shares is 2.00%.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – Is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

4        Certified Semi-Annual Report

Letter to Shareholders

George Strickland

Portfolio Manager

April 15, 2005

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg Florida Intermediate Municipal Fund. The net asset value of the Fund decreased by 21 cents to $12.19 during the six month period ending March 31, 2005. If you were with us for the entire period, you received dividends of 18.9 cents per share. If you reinvested dividends, you received 19.0 cents per share.

Over the past six months, the municipal bond yield curve has flattened considerably. In other words, interest rates on short and intermediate bonds have risen, while the interest rates on long-term bonds have remained relatively unchanged. Since bond prices move in the opposite direction of yields, long-term bond prices have been relatively stable while short and intermediate bond prices have fallen. The A shares of your Fund produced a total return of (0.18)% over the last six months, compared to a 0.16% return for the Merrill Lynch 7-12 Year Municipal Bond Index. We believe that the Fund underperformed the index because the Fund has a higher concentration of bonds that mature in less than seven years than the index. Over the last six months, longer-term bonds have generally enjoyed better performance than short-term bonds.

We are not surprised that short and intermediate bond yields have risen. The Federal Reserve has almost tripled the targeted Fed Funds rate in the last year and is expected to keep raising rates gradually. Producer prices are rising at a 4.7% rate (up from 2.1% a year ago). Consumer prices are rising at a 3.0% rate (up from 1.7%), and the U.S. economy is growing at a nominal rate (unadjusted for inflation) of 6.4%. We haven’t seen that kind of growth since the technology stock bubble burst in the first half of 2000.

We are, however, somewhat perplexed by the stability of long-term bond yields. Market participants may be expecting the economy to falter and inflation to subside this year. While that is certainly a possibility, we believe that the more likely scenario is that economic momentum continues and inflation stays in the 3-4% range. Such a scenario should lead to higher yields for long-term bonds.

New issue municipal bond supply unexpectedly surged 10.9% over the first quarter of last year to a record $96.6 billion. The increased supply showed up just as the government bond market weakened and helped create a buyer-friendly municipal bond market. With rates on intermediate municipal bonds rising by about 0.5% over the last couple of months, we have been finding better values in bonds that mature in the five to ten year range. Though we are still conservatively positioned relative to our long-term averages, we have recently extended the duration of the Fund slightly to 4.41 years. If rates continue to rise, we would expect to continue extending duration.

Your Thornburg Florida Intermediate Municipal Fund is a laddered portfolio of 65 municipal obligations from all over Florida. Your Fund’s weighted average maturity is 6.89 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder

Certified Semi-Annual Report        5

where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates continue rising, because it will allow the Fund to gradually increase the yield of the portfolio as bonds mature and get replaced with new ones. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing			Cumulative % maturing
2 years	=	5.8%	Year 2	=	5.8%
2 to 4 years	=	16.0%	Year 4	=	21.8%
4 to 6 years	=	14.0%	Year 6	=	35.8%
6 to 8 years	=	17.7%	Year 8	=	53.5%
8 to 10 years	=	21.8%	Year 10	=	75.3%
10 to 12 years	=	15.3%	Year 12	=	90.6%
12 to 14 years	=	3.7%	Year 14	=	94.3%
14 to 16 years	=	4.7%	Year 16	=	99.0%
16 to 18 years	=	0.0%	Year 18	=	99.0%
Over 18 years	=	1.0%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 3/31/05.

Thanks to a strong and resilient economy, Florida state tax revenues continue coming in well ahead of projections. Total reserves are approximately $3 billion, or about 13% of revenues. Moody’s and Standard and Poor’s both raised their ratings on Florida’s general obligation debt recently – to Aa1 and AAA respectively. Florida’s debt burden continues to grow and the constitutionally approved class size initiative is estimated to cost $20-$27 billion over the next eight years. To reduce credit risk, we have kept 92% of the portfolio in bonds rated A or above by at least one rating agency and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Florida Intermediate Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

6        Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Florida Intermediate Municipal Fund	March 31, 2005 (Unaudited)

ASSETS
Investments at value (cost $ 51,023,875)	$51,964,006
Cash	171,149
Receivable for investments sold	55,000
Receivable for fund shares sold	5,020
Interest receivable	876,036
Prepaid expenses and other assets	1,499

Total Assets	53,072,710

LIABILITIES
Payable for securities purchased	1,025,200
Payable for fund shares redeemed	13,430
Payable to investment advisor and other affiliates (Note 3)	34,269
Accounts payable and accrued expenses	12,526
Dividends payable	81,633

Total Liabilities	1,167,058

NET ASSETS	$51,905,652

NET ASSETS CONSIST OF:
Distribution in excess of net investment gain (loss)	$(388)
Net unrealized appreciation on investments	940,131
Accumulated net realized gain (loss)	(550,613)
Net capital paid in on shares of beneficial interest	51,516,522

$51,905,652

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($51,905,652 applicable to 4,256,945 shares of beneficial interest outstanding - Note 4)	$12.19
Maximum sales charge, 2.00% of offering price	0.25

Maximum Offering Price Per Share	$12.44

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Florida Intermediate Municipal Fund	Six Months Ended March 31, 2005 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $ 296,634)	$1,168,283

Total Income	1,168,283

EXPENSES:
Investment advisory fees (Note 3)	144,134
Administration fees (Note 3)
Class A Shares	36,033
Distribution and service fees (Note 3)
Class A Shares	72,067
Transfer agent fees
Class A Shares	13,565
Custodian fees (Note 3)	20,042
Professional fees	8,478
Accounting fees	2,849
Trustee fees	2,012
Other expenses	12,480

Total Expenses	311,660
Less:
Management fees waived by investment advisor (Note 3)	(25,024)
Fees paid indirectly (Note 3)	(1,252)

Net Expenses	285,384

Net Investment Income	882,899

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Net realized loss on Investments sold	(37,783)

(37,783)

Net change in unrealized appreciation (depreciation) on:
Investments	(918,386)

(918,386)

NET REALIZED AND UNREALIZED LOSS	(956,169)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(73,270)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Florida Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income gain	$882,899	$1,834,787
Net realized gain (loss) on investments	(37,783)	154,900
Increase (Decrease) in unrealized appreciation (depreciation) on investments	(918,386)	(446,787)

Net Increase (Decrease) in Net Assets Resulting from Operations	(73,270)	1,542,900

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(882,899)	(1,834,787)

FUND SHARE TRANSACTIONS - (Note 4)
Class A Shares	(4,827,769)	4,069,773

Net Increase (Decrease) in Net Assets	(5,783,938)	3,777,886

NET ASSETS:
Beginning of period	57,689,590	53,911,704

End of period	$51,905,652	$57,689,590

See notes to financial statements.

Certified Semi-Annual Report        9

NOTES TO FINANCIAL STATEMENTS

Thornburg Florida Intermediate Municipal Fund	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Florida Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund will also invest primarily in municipal obligations within the state of Florida, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. The Fund currently offers only one class of shares of beneficial interest, Class A shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income, of the Fund, to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Florida Intermediate Municipal Fund	March 31, 2005 (Unaudited)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended March 31, 2005, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. For the period ended March 31, 2005, the Advisor voluntarily waived investment advisory fees of $25,024. The Fund entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of Fund shares. For the period ended March 31, 2005, the Distributor has advised the Fund that it earned net commissions aggregating $76.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $1,252.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report        11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Florida Intermediate Municipal Fund	March 31, 2005 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	945,250	$11,707,344	2,536,845	$31,559,903
Shares issued to shareholders in reinvestment of dividends	29,355	362,096	61,460	761,112
Shares repurchased	(1,369,163)	(16,897,209)	(2,273,113)	(28,251,242)

Net Increase (Decrease)	(394,558)	$(4,827,769)	325,192	$4,069,773

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $12,160,263 and $12,710,157, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$51,023,487

Gross unrealized appreciation on a tax basis	$1,216,503
Gross unrealized depreciation on a tax basis	(275,984)

Net unrealized appreciation (depreciation) on investments (tax basis)	$940,519

At March 31, 2005, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such losses expire as follows:

2008	$231,201
2009	282,018

$513,219

12        Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Florida Intermediate Municipal Fund	March 31, 2005 (Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.40		$12.46	$12.57	$12.24	$11.73	$11.79

Income from investment operations:
Net investment income	0.19		0.40	0.45	0.52	0.55	0.54
Net realized and unrealized gain (loss) on investments	(0.21)		(0.06)	(0.11)	0.33	0.51	(0.06)

Total from investment operations	(0.02)		0.34	0.34	0.85	1.06	0.48

Less dividends from:
Net investment income	(0.19)		(0.40)	(0.45)	(0.52)	(0.55)	(0.54)

Change in net asset value	(0.21)		(0.06)	(0.11)	0.33	0.51	(0.06)

NET ASSET VALUE, end of period	$12.19		$12.40	$12.46	$12.57	$12.24	$11.73

RATIOS/SUPPLEMENTAL DATA

Total return (a)	(0.18)%		2.76%	2.77%	7.10%	9.20%	4.19%
Ratios to average net assets:
Net investment income	3.06	%(b)	3.20%	3.60%	4.18%	4.55%	4.60%
Expenses, after expense reductions	0.99	%(b)	0.89%	0.91%	0.85%	0.89%	0.98%
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.89%	0.91%	0.84%	—	—
Expenses, before expense reductions	1.08	%(b)	1.03%	1.01%	1.06%	1.10%	1.10%

Portfolio turnover rate	21.73%		36.69%	30.98%	30.28%	22.99%	40.70%

Net assets at end of period (000)	$51,906		$57,690	$53,912	$41,860	$28,934	$25,876

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

Certified Semi-Annual Report        13

SCHEDULE OF INVESTMENTS

Thornburg Florida Intermediate Municipal Fund	March 31, 2005 (Unaudited)

CUSIPS: CLASS A - 885-215-707

NASDAQ SYMBOLS: CLASS A - THFLX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Broward County Multi Family Housing, 5.40% due 10/1/2011 (Pembroke Park Apts Project; Guaranty: Florida Housing Finance Corp.)	NR/NR	$730,000	$748,505
Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009 (Wheelabrator South Project)	A3/AA	1,240,000	1,325,213
Capital Projects Finance Authority Student Housing, 5.50% due 10/1/2012 (Capital Projects Student Housing; Insured: MBIA)	Aaa/AAA	820,000	888,527
Capital Trust Agency Multi Family Housing Revenue Series A, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run Project; Collateralized: FNMA)	Aaa/NR	1,000,000	1,052,550
Collier County Housing Finance Authority Multi Family Revenue A-1, 4.90% due 2/15/2032 put 2/15/2012 (Goodlette Arms Project; Collateralized: FNMA)	Aaa/NR	800,000	815,616
Cooper City Utility Systems Capital Appreciation Refunding Series A, 0% due 10/1/2013 (Insured: AMBAC)	Aaa/AAA	3,000,000	1,745,010
Crossings at Fleming Island Community Development Refunding Series A, 5.60% due 5/1/2012 (Insured: MBIA)	Aaa/AAA	350,000	386,949
Crossings at Fleming Island Community Development Refunding Series B, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	714,000	764,137
Dade County Seaport Revenue Refunding Series E, 8.00% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	655,000	759,027
Deltona Utility Systems Revenue, 5.25% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	1,185,000	1,296,212
Duval County HFA Multi Family Housing Revenue Series 1996, 5.35% due 9/1/2006 (St. Augustine Apartments Project)	NR/A	385,000	394,806
Duval County Multi Family Housing Revenue Refunding, 5.90% due 9/1/2016 (St. Augustine Apartments Project)	NR/A	700,000	720,818
Enterprise Community Development District Florida Water & Sewer Revenue, 6.125% due 5/1/2024 (Insured: MBIA)	Aaa/AAA	230,000	230,642
Escambia County Health Facilities Revenue Baptist Hospital Baptist Manor, 5.125% due 10/1/2014	A3/BBB+	1,000,000	1,025,980
Escambia County Health Facility Revenue, 5.95% due 7/1/2020 (Florida Health Care Facility Loan Project; Insured: AMBAC)	Aaa/NR	1,000,000	1,016,300
First Florida Govt. Financing Commission Revenue Refunding Series B, 5.50% due 7/1/2016 (Insured: AMBAC)	Aaa/NR	300,000	336,666
Florida Board of Education Capital Outlay, 9.125% due 6/1/2014 (ETM)	Aaa/AAA	155,000	201,602
Florida Board of Education Capital Outlay, 9.125% due 6/1/2014	Aa1/AAA	905,000	1,182,763
Florida Board of Education Capital Outlay Public Education Series C, 5.50% due 6/1/2013 (Insured: FGIC)	Aaa/AAA	1,000,000	1,107,900
Florida Finance Corp. Revenue Homeowner Mortgage Series 1, 4.80% due 1/1/2016	Aa2/AA	585,000	602,796
Florida Housing Finance Agency, 3.90% due 12/1/2007 (Multi Family Guaranteed Mortgage; LOC: Wachovia Bank)	NR/A+	1,000,000	1,005,120
Florida Housing Finance Corp. Revenue Housing D 1, 5.10% due 10/1/2011 (Augustine Club Apartments Project; Insured: MBIA)	Aaa/NR	200,000	205,744
Florida Housing Finance Corp. Revenue Housing D 1, 5.40% due 4/1/2014 (Augustine Club Apartments Project; Insured: MBIA)	Aaa/NR	415,000	428,575
Florida State Board of Education Series C, 6.00% due 5/1/2007 (ETM)	Aaa/NR	300,000	300,000
Florida State Board of Education Series D, 6.20% due 5/1/2007 (Insured: MBIA) (ETM)	Aaa/AAA	220,000	220,631
Florida State Department of Environmental Protection Revenue Series A, 5.00% due 7/1/2017 (Florida Forever Project; Insured: FGIC)	Aaa/AAA	1,000,000	1,067,850
Grand Haven Community Development District Florida Special Assessment Series A, 6.90% due 5/1/2019	NR/NR	285,000	287,631
Gulf Breeze Florida Revenue Local Government Series E, 4.00% due 12/1/2020 put 12/1/2007 (Insured: FGIC)	Aaa/AAA	1,000,000	1,014,420
Gulf Breeze Revenue, 4.50% due 12/1/2015 put 12/1/2007 (Insured: FGIC)	Aaa/AAA	250,000	257,215
Gulf Breeze Revenue, 4.70% due 12/1/2015 put 12/1/2010 (Insured: FGIC)	Aaa/AAA	375,000	393,210

14        Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Florida Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Hillsborough County Aviation Authority Revenue Tampa International Airport Series A, 5.25% due 10/1/2009 (Insured: MBIA)	Aaa/AAA	$1,000,000	$1,068,410
Hillsborough County Industrial Development Authority, 5.10% due 10/1/2013 (Tampa Electric Co. Project)	Baa2/BBB-	1,000,000	1,057,850
Jacksonville Electric St. John’s River Park Systems Revenue Refunding Issue-2 17th Series, 5.25% due 10/1/2012	Aa2/AA-	1,000,000	1,082,800
Jacksonville Health Facilities Authority Hospital Revenue, 5.75% due 8/15/2014 pre-refunded 8/15/2011	Aa2/NR	1,000,000	1,107,620
Lee County COP, 4.90% due 10/1/2006 (Master Lease Project; Insured: AMBAC)	Aaa/AAA	500,000	505,560
Miami Dade County Health Facilities Authority Hospital Revenue Refunding Series A, 5.50% due 8/15/2008 (Insured: AMBAC) Miami Children’s Hospital Project	Aaa/AAA	1,000,000	1,071,770
Miami Dade County School Board Series B, 5.00% due 5/1/2031 put 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,061,640
Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	960,000	928,877
Miami Dade County Special Obligation Capital Asset Acquisition Series A-2, 5.00% due 4/1/2011 (Insured: AMBAC)	Aaa/AAA	825,000	890,521
Miami Refunding, 5.375% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,089,470
North Miami Health Facilities Authority Revenue, 6.00% due 8/15/2024 (Catholic Health Services Obligation Group Project; LOC: Suntrust Bank)	Aa3/NR	300,000	312,408
Okeechobee County Florida Solid Waste Revenue, 4.20% due 7/1/2039 put 7/1/2009 (Waste Management Landfill A Project)	NR/BBB	1,000,000	1,005,360
Orange County Health Facilities Authority Revenue Refunding, 6.25% due 11/15/2008 (Adventist Health Systems Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,040,850
Orange County Health Facilities Authority Revenue Refunding, 5.125% due 6/1/2014 (Mayflower Retirement Project; Insured: Radian)	NR/AA	1,000,000	1,041,110
Orange County Health Facilities Authority Revenue Refunding, 6.375% due 11/15/2020 (Adventist Health Systems Project)	A2/A	1,000,000	1,098,440
Orange County Health Facilities Authority Revenue Unrefunded Balance Series A, 6.25% due 10/1/2013 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	440,000	510,057
Orange County Health Facilities Authority Revenue Unrefunded Balance Series A, 6.25% due 10/1/2016 (Insured: MBIA)	Aaa/AAA	300,000	353,175
Orange County Housing Finance Authority, 6.10% due 10/1/2005 (Collateralized: FNMA/GNMA)	NR/AAA	20,000	20,285
Orange County Housing Finance Authority Multi Family, 5.50% due 7/1/2010 (Insured: MBIA)	Aaa/NR	425,000	443,636
Orange County School Board COP Series A, 5.50% due 8/1/2017 (Insured: MBIA)	Aaa/AAA	735,000	804,921
Orange County Solid Waste Facility Revenue Refunding, 5.00% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	500,000	535,015
Orlando & Orange County Expressway Revenue, 8.25% due 7/1/2014 (Insured: FGIC)	Aaa/AAA	500,000	666,205
Palm Beach County Industrial Development Revenue Series 1996, 6.10% due 12/1/2007 pre-refunded 12/1/2006 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish Bank)	NR/A	515,000	552,322
Palm Beach County Industrial Development Revenue Series 1996, 6.20% due 12/1/2008 pre-refunded 12/1/2006 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish Bank)	NR/A	270,000	290,004
Palm Beach County School Board COP Series D, 5.00% due 8/1/2012 (Insured: FSA)	Aaa/AAA	400,000	431,644
Palm Beach County Solid Waste Authority Revenue Refunding Series A, 6.00% due 10/1/2008 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,092,020
Palm Beach County Solid Waste Revenue Refunding Series A, 6.00% due 10/1/2010 put 7/1/2010 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,117,360
Pasco County Housing Finance Authority MFHR, 5.50% due 6/1/2027 put 6/1/2008 (Cypress Trail Apartments Project; Guaranty: Axa Reinsurance)	NR/AA-	1,020,000	1,041,604
Pensacola Airport Revenue, 6.25% due 10/1/2005 (Insured: MBIA)	Aaa/AAA	690,000	702,468
Pensacola Airport Revenue Series B, 5.40% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	405,000	419,507
Pinellas County Educational Facility Authority Revenue, 8.00% due 2/1/2011 pre-refunded 2/1/2006 (Clearwater Christian College Project)	NR/NR	515,000	546,091
Port Everglades Authority Port Improvement Revenue Refunding Series A, 5.00% due 9/1/2016 (Insured: FSA)	Aaa/AAA	2,000,000	2,003,740

Certified Semi-Annual Report        15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Florida Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Sarasota County Public Hospital Series A, 2.33% due 7/1/2037 put 4/1/2005 (Sarosota Memorial Hospital Project) (daily demand notes)	VMIG1/NR	$600,000	$600,000
St. John’s County Florida Industrial Development Authority Series A, 5.50% due 8/1/2014 (Presbyterian Retirement Project)	NR/NR	1,000,000	1,062,690
Tampa Revenue, 5.50% due 11/15/2013 (Insured: MBIA)	Aaa/AAA	1,050,000	1,163,043
Tohopekaliga Water Authority Utility Series A, 5.25% due 10/1/2016 (Insured: FSA)	Aaa/AAA	1,345,000	1,463,118

TOTAL INVESTMENTS —100.11% (Cost $ 51,023,875)			$51,964,006

LIABILITIES NET OF OTHER ASSETS — (0.11)%			(58,354)
NET ASSETS — 100.00%			$51,905,652

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
MBIA	Insured by Municipal Bond Investors Assurance
RADIAN	Insured by Radian Asset Assurance

16        Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg Florida Intermediate Municipal Fund	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares,

(b) a deferred sales charge on redemptions of any part of all of a purchase of $1 million of Class A shares within 12 months of purchase, and

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04–3/31/05
Class A Shares
Actual	$1,000	$998.20	$4.93
Hypothetical*	$1,000	$1,019.99	$4.99

†	Expenses are equal to the annualized expense ratio for Class A shares (0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report        17

OTHER INFORMATION

Thornburg Florida Intermediate Municipal Fund

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

18        Certified Semi-Annual Report

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

Core Strategies for Building Wealth

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg New York Intermediate Municipal Fund

Semi-Annual Report – March 31, 2005

Thornburg New York Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal, New York State and New York City individual income taxes as is consistent with preservation of capital.

The Fund offers New York investors double (or for New York City residents triple) tax-free yields (may be subject to Alternative Minimum Tax) from a laddered portfolio with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.

Receive your shareholder reports and prospectus online instead of through traditional mail.

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www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

Thornburg New York Intermediate Municipal Fund

March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A Shares is 2.00%.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – Is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – Is a weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

4 Certified Semi-Annual Report

Letter to Shareholders

George Strickland

Portfolio Manager

April 15, 2005

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg New York Intermediate Municipal Fund. The net asset value of the class A shares decreased by 21 cents to $12.43 during the six month period ending March 31, 2005. If you were with us for the entire period, you received dividends of 20.0 cents per share. If you reinvested dividends, you received 20.1 cents per share.

Over the past six months, the municipal bond yield curve has flattened considerably. In other words, interest rates on short and intermediate bonds have risen, while the interest rates on long-term bonds have remained relatively unchanged. Since bond prices move in the opposite direction of yields, long-term bond prices have been relatively stable while short and intermediate bond prices have fallen. Your Fund produced a total return of (0.09)% over the last six months, compared to a 0.16% return for the Merrill Lynch 7-12 Year Municipal Bond Index. We believe that the Fund underperformed the index because the Fund has a higher concentration of bonds that mature in less than seven years than the index. Over the last six months, longer-term bonds have generally enjoyed better performance than short-term bonds.

We are not surprised that short and intermediate bond yields have risen. The Federal Reserve has almost tripled the targeted Fed Funds rate in the last year and is expected to keep raising rates gradually. Producer prices are rising at a 4.7% rate (up from 2.1% a year ago). Consumer prices are rising at a 3.0% rate (up from 1.7%), and the U.S. economy is growing at a nominal rate (unadjusted for inflation) of 6.4%. We haven’t seen that kind of growth since the technology stock bubble burst in the first half of 2000.

We are, however, somewhat perplexed by the stability of long-term bond yields. Market participants may be expecting the economy to falter and inflation to subside this year. While that is certainly a possibility, we believe that the more likely scenario is that economic momentum continues and inflation stays in the 3-4% range. Such a scenario should lead to higher yields for long-term bonds.

New issue municipal bond supply unexpectedly surged 10.9% over the first quarter of last year to a record $96.6 billion. The increased supply showed up just as the government bond market weakened and helped create a buyer-friendly municipal bond market. With rates on intermediate municipal bonds rising by about 0.5% over the last couple of months, we have been finding better values in bonds that mature in the five to ten year range. Though we are still conservatively positioned relative to our long-term averages, we have recently extended the duration of the Fund slightly to 4.2 years. If rates continue to rise, we would expect to continue extending duration.

Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of 55 municipal obligations from all over New York. Your Fund’s weighted average maturity is 6.65 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the

Certified Semi-Annual Report 5

ladder where yields are typically higher. The laddering strategy is what differentiates this Fund from most bond mutual funds. It will be particularly useful if interest rates continue rising, because it will allow the Fund to gradually increase the yield of the portfolio as bonds mature and get replaced with new ones. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing			Cumulative % maturing
2 years	=	16.1%	Year 2	=	16.1%
2 to 4 years	=	15.0%	Year 4	=	31.1%
4 to 6 years	=	11.8%	Year 6	=	42.9%
6 to 8 years	=	13.4%	Year 8	=	56.3%
8 to 10 years	=	19.6%	Year 10	=	75.9%
10 to 12 years	=	5.0%	Year 12	=	80.9%
12 to 14 years	=	10.9%	Year 14	=	91.8%
14 to 16 years	=	3.6%	Year 16	=	95.4%
16 to 18 years	=	0.0%	Year 18	=	95.4%
Over 18 years	=	4.6%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 3/31/05.

Thanks to a strong and resilient economy, New York state tax revenues are up about 10% versus projections of 8.5% growth. Total reserves are approximately $1.5 billion, which is relatively low but up from previous levels. Both the city and the state of New York have been upgraded by rating agencies recently, but budget gaps in 2006 and 2007 are still creating formidable challenges. Capital spending will likely remain high, particularly for school and transportation projects, while debt levels are well above national averages. To reduce credit risk, we have kept 98% of the portfolio in bonds rated A or above by at least one rating agency and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New York Intermediate Municipal Fund.

Sincerely,

George Strickland Portfolio Manager

6 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES
Thornburg New York Intermediate Municipal Fund	March 31, 2005 (Unaudited)

ASSETS
Investments at value (cost $43,636,543)	$44,733,901
Cash	300,199
Receivable for investments sold	368,077
Receivable for fund shares sold	48,308
Interest receivable	513,600
Prepaid expenses and other assets	1,497

Total Assets	45,965,582

LIABILITIES
Payable for securities purchased	1,939,496
Payable for fund shares redeemed	220,974
Payable to investment advisor and other affiliates (Note 3)	25,922
Accounts payable and accrued expenses	16,507
Dividends payable	44,368

Total Liabilities	2,247,267

NET ASSETS	$43,718,315

NET ASSETS CONSIST OF:
Distribution in excess of net investment gain (loss)	$(5,952)
Net unrealized appreciation on investments	1,097,358
Accumulated net realized gain (loss)	(44,118)
Net capital paid in on shares of beneficial interest	42,671,027

$43,718,315

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($43,718,315 applicable to 3,518,542 shares of beneficial interest outstanding - Note 4)	$12.43
Maximum sales charge, 2.00% of offering price	0.25

Maximum offering price per share	$12.68

See notes to financial statements.

Certified Semi-Annual Report 7

STATEMENT OF OPERATIONS
Thornburg New York Intermediate Municipal Fund	Six Months Ended March 31, 2005 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $208,974)	$932,575

Total Income	932,575

EXPENSES:
Investment advisory fees (Note 3)	111,791
Administration fees (Note 3)
Class A Shares	27,948
Distribution and service fees (Note 3)
Class A Shares	55,896
Transfer agent fees
Class A Shares	13,625
Registration and filing fees
Class A Shares	298
Custodian fees (Note 3)	19,020
Professional fees	7,752
Accounting fees	4,270
Trustee fees	1,083
Other expenses	14,748

Total Expenses	256,431
Less:
Management fees waived by investment advisor (Note 3)	(32,724)
Fees paid indirectly (Note 3)	(2,360)

Net Expenses	221,347

Net Investment Income	711,228

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Net realized loss on Investments sold	(24,501)

(24,501)

Net change in unrealized appreciation (depreciation) on:
Investments	(743,031)

(743,031)

NET REALIZED AND UNREALIZED LOSS	(767,532)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(56,304)

See notes to financial statements.

8 Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Three Months Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:

Net investment income gain	$711,228	$356,933
Net realized gain (loss) on investments	(24,501)	11,068
Increase (Decrease) in unrealized appreciation (depreciation) on investments	(743,031)	629,517

Net Increase (Decrease) in Net Assets Resulting from Operations	(56,304)	997,518
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(711,228)	(356,933)
FUND SHARE TRANSACTIONS - (Note 4)
Class A Shares	(1,056,718)	2,350,704

Net Increase (Decrease) in Net Assets	(1,824,250)	2,991,289
NET ASSETS:
Beginning of period	45,542,565	42,551,276

End of period	$43,718,315	$45,542,565

See notes to financial statements.

Certified Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund will also invest primarily in municipal obligations within the state of New York, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. Additionally, the Fund will seek to have dividends paid to its individual shareholders exempt from New York City income taxes. The Fund currently offers only one class of shares of beneficial interest, Class A shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income, of the Fund, to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2005 (Unaudited)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended March 31, 2005, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. For the period ended March 31, 2005, the Advisor voluntarily waived investment advisory fees of $32,724. The Trust entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of Fund shares. For the period ended March 31, 2005, the Distributor has advised the Fund that it earned commissions aggregating $82 from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the Fund’s average daily net assets for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $2,360.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2005		Three Months Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	223,926	$2,816,572	289,811	$3,647,279
Shares issued to shareholders in reinvestment of dividends	35,349	444,071	18,199	229,327
Shares repurchased	(343,865)	(4,317,361)	(121,053)	(1,525,902)

Net Increase (Decrease)	(84,590)	$(1,056,718)	186,957	$2,350,704

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $10,454,056 and $6,914,876, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$43,635,776

Gross unrealized appreciation on a tax basis	$1,179,819
Gross unrealized depreciation on a tax basis	(81,694)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,098,125

At March 31, 2005, the Fund had tax basis capital losses of $20,384, which may be carried over to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryovers expire September 30, 2011.

Certified Semi-Annual Report 11

FINANCIAL HIGHLIGHTS

Thornburg New York Intermediate Municipal Fund	(Unaudited)*

	*6 Months Ended March 31, 2005		3 Months Ended Sept. 30, 2004		Year Ended June 30,
					2004	2003	2002	2001	2000
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.64		$12.46		$12.86	$12.63	$12.55	$12.16	$12.36

Income from investment operations:
Net investment income	0.20		0.10		0.45	0.51	0.54	0.62	0.64
Net realized and unrealized gain (loss) on investments	(0.21)		0.18		(0.40)	0.25	0.08	0.39	(0.20)

Total from investment operations	(0.01)		0.28		0.05	0.76	0.62	1.01	0.44

Less dividends from:
Net investment income	(0.20)		(0.10)		(0.45)	(0.51)	(0.54)	(0.62)	(0.64)
Realized capital gains	—		—		—	(0.02)	—	—	—

Total distributions	(0.20)		(0.10)		(0.45)	(0.53)	(0.54)	(0.62)	(0.64)

Change in net asset value	(0.21)		0.18		(0.40)	0.23	0.08	0.39	(0.20)
NET ASSET VALUE, end of period	$12.43		$12.64		$12.46	$12.86	$12.63	$12.55	$12.16

RATIOS/SUPPLEMENTAL DATA
Total return (a)	(0.09)%		2.26%		0.36%	6.16%	5.05%	8.44%	3.65%
Ratios to average net assets:
Net investment income	3.18	% (b)	3.19	% (b)	3.51%	4.02%	4.29%	4.95%	5.23%
Expenses, after expense reductions	1.00	% (b)	0.99	% (b)	0.99%	0.93%	0.87%	0.87%	0.76%
Expenses, after expense reductions and net of custody credits	0.99	% (b)	0.99	% (b)	0.99%	0.93%	0.87%	—	—
Expenses, before expense reductions	1.15	% (b)	1.18	% (b)	1.11%	1.10%	1.09%	1.13%	1.15%
Portfolio turnover rate	16.15%		4.27%		13.46%	15.57%	17.66%	21.96%	19.02%
Net assets at end of period (000)	$43,718		$45,543		$42,551	$39,764	$32,076	$25,855	$24,365

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

12 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS
Thornburg New York Intermediate Municipal Fund	March 31, 2005 (Unaudited)

CUSIPS: CLASS A - 885-215-665

NASDAQ SYMBOLS: CLASS A - THNYX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Amherst Industrial Development Agency Civic Facility Revenue, 5.75% due 4/1/2015 (Insured:ACA)	NR/A	$465,000	$497,987
Bethlehem Central School District GO, 7.10% due 11/1/2006 (Insured:AMBAC)	Aaa/AAA	700,000	746,319
Brookhaven Industrial Development Agency Revenue, 4.375% due 11/1/2031 put 11/1/2006 (Methodist Retirement Community Project; LOC: Northfork Bank)	A1/A-	1,075,000	1,093,124
Canastota Central School District GO, 7.10% due 6/15/2007 (ETM)	A2/NR	215,000	234,406
Canastota Central School District GO, 7.10% due 6/15/2008 (ETM)	A2/NR	205,000	230,660
Hempstead Industrial Development Agency Resource Recovery Revenue, 5.00% due 12/1/2010 put 6/1/2010 (American Ref-Fuel Project)	A3/BBB	1,000,000	1,034,640
Long Island Power Authority Electric Systems Revenue General Series A, 6.00% due 12/1/2007 (Insured:AMBAC)	Aaa/AAA	785,000	845,869
Long Island Power Authority General Series B, 5.00% due 12/1/2006	A3/A-	1,000,000	1,035,260
Monroe County Industrial Development Agency Revenue, 6.45% due 2/1/2014 (Civic Facility - DePaul Community Facility Project; Insured: Sonyma)	Aa1/NR	880,000	899,378
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	530,000	599,504
New York City Industrial Development Agency Civic Facility Revenue Refunding, 6.00% due 8/1/2006 (YMCA Greater New York Project)	Baa1/NR	580,000	602,701
New York City Municipal Water Finance Authority Series B, 5.75% due 6/15/2013 (ETM)	Aaa/AAA	1,000,000	1,046,160
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue Series B, 5.75% due 6/15/2026 Crossover refunded 6/15/2006 (Insured: MBIA)	Aaa/AAA	2,000,000	2,093,880
New York City Transitional Refunding Future Tax Secured C, 5.25% due 8/1/2016 (Insured:AMBAC)	Aaa/AAA	1,365,000	1,477,735
New York City Trust Cultural Resources Revenue, 5.75% due 7/1/2014 (Museum of American Folk Art Project; Insured:ACA)	NR/A	920,000	984,014
New York Dormitory Authority Lease Revenue Series A, 5.25% due 8/15/2013 (Insured: FSA)	Aaa/AAA	1,000,000	1,076,640
New York Dormitory Authority Revenue, 5.25% due 7/1/2010 (Insured: Radian)	NR/AA	350,000	377,555
New York Dormitory Authority Revenue, 5.25% due 7/1/2011 (Insured: Radian)	NR/AA	370,000	400,647
New York Dormitory Authority Revenue, 7.35% due 8/1/2029 (Jewish Geriatric Project; Insured: FHA)	NR/AAA	500,000	511,680
New York Dormitory Authority Revenue AIDS Long Term Health Care Facility, 5.00% due 11/1/2012	NR/NR	1,500,000	1,570,440
New York Dormitory Authority Revenue Capital Appreciation, 0% due 7/1/2005 (Insured: FSA)	NR/NR	110,000	109,365
New York Dormitory Authority Revenue Mental Health Services A, 5.50% due 2/15/2019 pre-refunded 8/15/2011 (Insured: MBIA)	Aaa/AAA	1,085,000	1,202,061
New York Dormitory Authority Revenue Mental Health Services Facilities Improvement A, 5.00% due 2/15/2015 (Insured:AMBAC)	Aaa/AAA	1,900,000	2,049,606
New York Dormitory Authority Revenue Refunding, 6.10% due 7/1/2019 (Ryan Clinton Community Health Center Project; Insured: Sonyma)	Aa1/NR	1,000,000	1,092,340
New York Dormitory Authority Revenue Unrefunded Mental Health Services A, 5.50% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	30,000	32,808
New York Dormitory Authority School District Bond Financing Program Series A, 5.50% due 7/1/2009 (State Aid Withholding)	NR/A+	575,000	621,667
New York Environmental Facilities Corp. PCR Water Revolving Fund Series E, 6.875% due 6/15/2014	Aaa/AAA	400,000	407,448
New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded 9/15/2007	A2/AAA	665,000	717,954
New York Medical Care Facilities Finance Agency Revenue, 6.125% due 2/15/2014 (Insured: FHA)	Aa2/AA	10,000	10,219
New York Mortgage Agency Revenue, 5.85% due 10/1/2017	Aaa/NR	665,000	695,317
New York Refunding Series A, 5.50% due 8/1/2014 (Insured: FSA)	Aaa/AAA	1,000,000	1,108,120
New York Refunding Series H, 5.00% due 8/1/2018	A2/A	1,000,000	1,039,250
New York Series A, 7.00% due 8/1/2007 (Insured: FSA)	Aaa/AAA	750,000	799,725

Certified Semi-Annual Report 13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York Series F, 5.50% due 8/1/2006 (ETM)	Aaa/AAA	$5,000	$5,186
New York Series G, 6.75% due 2/1/2009 (Insured: MBIA)	Aaa/AAA	1,000,000	1,124,210
New York State Dormitory Authority Revenue Personal Income Tax, 5.50% due 3/15/2012	A1/AA	1,000,000	1,103,930
New York State Dormitory Authority Revenue Refunding, 5.00% due 2/15/2010 (Wyckoff Heights Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,057,860
New York State GO, 9.875% due 11/15/2005	A1/AA	500,000	521,845
New York State Housing Finance Service Contract Series A 2003, 6.375% due 9/15/2015 pre-refunded 9/15/2005	A2/AA-	80,000	83,018
New York State Housing Finance Service Contract Unrefunded Balance Series A 2003, 6.375% due 9/15/2015	A2/AA-	5,000	5,171
New York State Mortgage Agency Revenue Series 70, 5.375% due 10/1/2017	Aa1/NR	300,000	312,060
New York State Thruway Authority General Revenue Series F, 5.00% due 1/1/2018 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,133,400
New York State Thruway Authority Service Contract Revenue Refunding, 5.50% due 4/1/2013 (Local Highway & Bridge Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,097,190
New York State Urban Development Corp. Revenue Refunding Facilities A, 6.50% due 1/1/2011 (Correctional Capital Project; Insured: FSA)	Aaa/AAA	1,000,000	1,151,020
New York Unrefunded Balance Series F, 5.50% due 8/1/2006 (Insured: MBIA)	Aaa/AAA	345,000	357,613
New York Urban Development Corp. Correctional Facilities Revenue, 0% due 1/1/2008	A2/AA-	2,000,000	1,821,920
Newark Wayne Community Hospital Revenue Series B, 5.875% due 1/15/2033 (Insured: AMBAC)	Aaa/AAA	1,505,000	1,508,778
Oneida County Industrial Development Agency Revenue, 6.00% due 1/1/2010 (Insured: Radian)	NR/AA	375,000	413,089
Oneida County Industrial Development Agency Revenue, 6.10% due 6/1/2020 (Civic Facility Presbyterian Home Project; LOC: HSBC Bank USA)	Aa2/NR	450,000	485,973
Port Chester Industrial Development Agency Refunding, 4.75% due 7/1/2031 put 7/1/2011 (American Foundation Project; Collateralized: FNMA)	NR/AAA	750,000	787,988
Puerto Rico Electric Power Authority Power Revenue Refunding Series J, 5.375% due 7/1/2017 (Insured: XLCA)	Aaa/AAA	560,000	629,334
Puerto Rico Public Bldgs Authority Revenue Guaranteed Refunding Government Facilities Series K, 4.00% due 7/1/2026 put 7/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,021,450
Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series A-1C, 5.00% due 6/1/2012 (Secured: State Contingency Contract)	A2/AA-	850,000	871,182
Utica Industrial Development Agency Civic Facility Revenue, 5.25% due 7/15/2016 (Munson Williams Proctor Institute Project)	A1/NR	210,000	226,855
Valley Central School District Montgomery, 7.15% due 6/15/2007 (Insured:AMBAC)	Aaa/AAA	625,000	680,350
Westchester County IDA Civic Facility Revenue, 6.25% due 4/1/2005 (Julia Dyckman Project)	NR/NR	90,000	90,000

TOTAL INVESTMENTS — 102.32% (Cost $ 43,636,543)			$44,733,901

LIABILITIES NET OF OTHER ASSETS — (2.32)%			(1,015,586)
NET ASSETS — 100.00%			$43,718,315

14 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2005 (Unaudited)

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
IDA	Industrial Development Authority
MBIA	Insured by Municipal Bond Investors Assurance
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Semi-Annual Report 15

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares,

(b) a deferred sales charge on redemptions of any part of all of a purchase of $1 million of Class A shares within 12 months of purchase, and

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04–3/31/05
Class A Shares
Actual	$1,000	$999.10	$4.93
Hypothetical*	$1,000	$1,019.99	$4.99

†	Expenses are equal to the annualized expense ratio for class A shares (0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16 Certified Semi-Annual Report

OTHER INFORMATION

  Thornburg New York Intermediate Municipal Fund

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 17

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

18 This page is not part of the Semi-Annual Report

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 19

The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

Core Strategies for Building Wealth

Thornburg Limited Term Income Funds

Semi-Annual Report – March 31, 2005

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Limited Term Income Funds

Laddering – an All Weather Strategy

The Funds’ objectives are to obtain as high a level of current income as is consistent with the preservation of capital.

Thornburg Limited Term U.S. Government Fund – The Fund is a laddered portfolio of short/ intermediate obligations issued by the U.S. Government, its agencies or instrumentalities with an average maturity of five years or less.

Thornburg Limited Term Income Fund – This Fund is a laddered portfolio of short/intermediate investment grade obligations with an average maturity of five years or less.

Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Limited Term Income Funds

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2     This page is not part of the Semi-Annual Report.

2005

Certified Semi-Annual Report

Thornburg Limited Term Income Funds

March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position

Certified Semi-Annual Report    3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

For the Thornburg Limited Term U.S. Government Fund, the maximum sales charge for Class A Shares is 1.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. C shares include a 0.50% CDSC for the first year only. There is no up-front sales charge for R1 shares.

For the Limited Term Income Fund, returns reflect the reinvestment of dividends and capital gains and the following sales charges: Class A Shares is 1.50%. C shares include a 0.50% CDSC for the first year only. There is no up-front sales charge for R1 shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

The Lehman Brothers Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Consumer Price Index (“CPI”) – Measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

4     Certified Semi-Annual Report

Letter to Shareholders

Steve Bohlin

Portfolio Manager

April 15, 2005

Dear Fellow Shareholder,

I am pleased to present the Semi-Annual Report for the Thornburg Limited Term Income Fund and the Thornburg Limited Term U.S. Government Fund for the six months ended March 31, 2005. The net asset value of a Class A share of the Thornburg Limited Term Income Fund decreased 22 cents in the period to $12.58. If you were invested for the entire period, you received dividends of 22.4 cents per share. If you reinvested your dividends, you received 22.6 cents per share. Investors who owned Class C shares received 20.8 and 20.9 cents per share, respectively. The net asset value of a Class A share of the Thornburg Limited Term U.S. Government Fund decreased 23 cents in the period to $12.78. If you were invested for the entire period, you received dividends of 16.5 cents per share. If you reinvested your dividends, you received 16.6 cents per share. Investors who owned Class C shares received 15.0 and 15.0 cents per share, respectively. Please read the accompanying exhibits for more detailed information and history.

Interest rates on U.S. Treasuries were higher from short term to approximately 15 years out the yield curve on March 31, 2005 than at September 30, 2004. Most of this rise in interest rates has happened since February 9, 2005. For example, the yield on a 5-year U.S. Treasury ranged between a low of 3.25% and a high of 4.33% over the period and the yield on a 10-year U.S. Treasury ranged between a low of 3.97% and a high of 4.64%. While the front end of the yield curve has been steadily rising over the last 6 months, the 10-year and longer segment traded in a narrow range until February 9, 2005 before starting to move upward since. Quality spreads (the additional yield on a corporate bond) contracted through January before starting to rise in the last two months.

Putting income and the change in price together, the Class A shares of the Thornburg Limited Term Income Fund produced a total return of 0.03% over the six-month period, assuming a beginning-of-the-period investment at the net asset value. The Lehman Intermediate Government/Credit Index produced a (0.47)% total return over the same time period. The Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of (0.50)% over the six-month period, assuming a beginning-of-the-period investment at the net asset value. The Lehman Intermediate Government Index produced a (0.50)% total return over the same time period. The Funds kept their duration shorter than the Indices during the fourth quarter of 2004, during which time longer-term interest rates stayed fairly steady and longer duration bonds tended to outperform. Because the Funds kept their durations shorter and allocated a larger portion of their portfolios to short-term bonds, their returns fell short of the Indices in the fourth quarter of 2004 and outperformed the Indices in the first quarter of 2005 when interest rates rose across the yield curve. We have kept our durations shorter than the Indices thus far in 2005, because we believe doing so will improve the Funds’ return relative to the Indices if interest rates rise further.

Interest rates have risen since the Chairman of the Federal Reserve Board called the level of long-term interest rates a “conundrum” in Congressional testimony. In past cycles, the yield on the 10-year Treasury has always been higher 12 months after the Federal Open Market Committee (FOMC) started raising the Fed Funds Rate. While the recent upward movements in long-term rates have closed the gap, the yield on the 10-year Treasury is still below the level on June 30, 2004, when the FOMC started the current rate hikes.

Certified Semi-Annual Report     5

While the FOMC has increased rates seven times to 2.75%, the increase in inflation has kept short-term real (after inflation) rates at approximately the same level as in June 2004; and, longer-term real rates have actually fallen. While it is difficult to pinpoint all of the reasons for this “conundrum”, the huge influx of foreign investments has helped keep interest rates down. Almost 50% of all marketable U.S. Treasuries are now held offshore, up from 35% five years ago, 40% three years ago, and 43% one year ago. Foreign holders held $390 billion more U.S. Treasuries in January 2005 than they did at January 2004. That is only $10 billion less than the U.S. Budget Deficit for 2004.

While foreigners are funding the nation’s debt, the U.S. economy continues to grow. This cyclical expansion has been sustained by steady consumer spending, a boom in housing and, more recently, strength in business spending. If high fuel prices and rising interest rates were affecting economic growth, those effects would appear first in the spending data. That has not shown up in the data yet. The consensus forecast is for steady U.S. economic growth, as measured by 3% to 4% growth in real GDP. If strong GDP growth continues and employment is rising, the last ingredient for the Fed is low inflation. In order for the Fed to keep its “measured pace” of tightening, inflation has to remain contained. The members of the FOMC have stated that they do not believe that long-term inflation is much of a problem. However, the large increases in prices for energy and commodities have helped fuel speculation that inflation is on the rise in the near term.

It appears evident that the FOMC intends to keep increasing the Fed Funds rate at a “measured pace” until a neutral policy stance, which would be at least the rate of inflation, is achieved. The bond market tries to be proactive, however. If it is believed that the FOMC will have to accelerate their “pace”, the bond market may start increasing yields in the marketplace faster as well. Remember that the yield on the 10-year Treasury is still below the level when the Fed started raising rates. We are cognizant of this as we manage the portfolios for the future.

Regardless of the direction of interest rates, we believe your Funds are well positioned. The Thornburg Limited Term Income Fund and the Thornburg Limited Term U.S. Government Fund are laddered portfolios of short-to-intermediate bonds. We keep the portfolios laddered over a time period ranging from one day to approximately ten years, with the average maturity of the portfolios always no more than five years. Some of the bonds are always coming close to maturity, but never too many at one time. We feel a laddered maturity portfolio of short-to-intermediate bonds is a sensible strategy over time. Intermediate bonds have proven to be a sensible part of a portfolio. They can provide stability to the underlying principal, they can provide income for the portfolio, and, over the years, they have provided an attractive return versus money market instruments.

Thank you for investing in our Funds. We feel the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for investors who want a short-to-intermediate bond portfolio. While future performance cannot be guaranteed, we feel that we are well positioned, and we will maintain a steady course.

Sincerely,

Steven J. Bohlin
Managing Director

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Certified Semi-Annual Report     7

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	March 31, 2005 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
ASSETS
Investments at value (cost $208,679,525 and $385,242,957, respectively)	$205,310,699	$387,413,158
Cash	1,215,684	1,146,710
Principal receivable	11,963	0
Receivable for fund shares sold	254,645	1,570,577
Interest receivable	1,983,249	3,734,092
Prepaid expenses and other assets	41,809	49,562

Total Assets	208,818,049	393,914,099

LIABILITIES
Payable for securities purchased	0	5,000,000
Payable for fund shares redeemed	830,301	1,713,413
Payable to investment advisor and other affiliates (Note 3)	133,221	249,279
Accounts payable and accrued expenses	37,402	126,857
Dividends payable	92,117	270,309

Total Liabilities	1,093,041	7,359,858

NET ASSETS	$207,725,008	$386,554,241

NET ASSETS CONSIST OF:
Distribution in excess of net investment gain (loss)	$(13,850)	$(13,235)
Net unrealized appreciation (depreciation) on investments	(3,368,826)	2,170,728
Accumulated net realized gain (loss)	(742,028)	(3,713,956)
Net capital paid in on shares of beneficial interest	211,849,712	388,110,704

	$207,725,008	$386,554,241

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($152,665,364 and $231,567,917 applicable to 11,949,811 and 18,402,304 shares of beneficial interest outstanding - Note 4)	$12.78	$12.58
Maximum sales charge, 1.50% of offering price	0.19	0.19

Maximum Offering Price Per Share	$12.97	$12.77

Class B Shares:
Net asset value and offering price per share * ($2,191,173 applicable to 171,899 shares of beneficial interest outstanding - Note 4)	$12.75	$0

Class C Shares:
Net asset value and offering price per share * ($37,921,873 and $62,570,537 applicable to 2,950,335 and 4,981,611 shares of beneficial interest outstanding - Note 4)	$12.85	$12.56

8    Certified Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2005 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
Class I Shares:
Net asset value, offering and redemption price per share ($14,278,602 and $91,362,863 applicable to 1,117,705 and 7,261,403 shares of beneficial interest outstanding - Note 4)	$12.77	$12.58

Class R1 Shares:
Net asset value, offering and redemption price per share ($667,996 and $1,052,924 applicable to 52,253 and 83,632 shares of beneficial interest outstanding - Note 4)	$12.78	$12.59

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 9

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2005 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $990,581 and $613,254, respectively)	$3,658,694	$8,583,928

Total Income	3,658,694	8,583,928

EXPENSES:
Investment advisory fees (Note 3)	407,170	972,223
Administration fees (Note 3)
Class A Shares	98,844	144,969
Class B Shares	1,488	0
Class C Shares	25,726	40,375
Class I Shares	3,755	22,839
Class R1 Shares	279	615
Distribution and service fees (Note 3)
Class A Shares	197,688	289,938
Class B Shares	11,887	0
Class C Shares	205,070	322,515
Class R1 Shares	1,118	2,470
Transfer agent fees
Class A Shares	79,205	108,990
Class B Shares	7,954	0
Class C Shares	25,810	43,840
Class I Shares	11,531	27,610
Class R1 Shares	2,362	3,042
Registration and filing fees
Class A Shares	17,070	23,638
Class B Shares	4,967	0
Class C Shares	15,076	13,300
Class I Shares	10,736	12,539
Class R1 Shares	11,893	11,627
Custodian fees (Note 3)	59,855	87,340
Professional fees	15,445	19,555
Accounting fees	11,820	22,960
Trustee fees	6,373	6,670
Other expenses	39,260	66,801

Total Expenses	1,272,382	2,243,856
Less:
Expenses reimbursed by investment advisor (Note 3)	(47,401)	(212,168)
Distribution and service fees waived (Note 3)	(102,535)	(161,257)
Fees paid indirectly (Note 3)	(4,136)	(5,530)

Net Expenses	1,118,310	1,864,901

Net Investment Income	$2,540,384	$6,719,027

10    Certified Semi-Annual Report

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2005 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$918	$(635,765)

	918	(635,765)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,761,871)	(5,985,293)
Foreign currency translation	0	266

	(3,761,871)	(5,985,027)

Net Realized and Unrealized Loss	(3,760,953)	(6,620,792)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(1,220,569)	$98,235

See notes to financial statements.

Certified Semi-Annual Report 11

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:

Net investment income gain	$2,540,384	$6,108,467
Net realized gain on investments	918	2,572,794
Increase (Decrease) in unrealized appreciation (depreciation) on investments	(3,761,871)	(6,634,413)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,220,569)	2,046,848

DIVIDENDS TO SHAREHOLDERS:

From net investment income

Class A Shares	(2,026,466)	(4,505,818)
Class B Shares	(13,495)	(42,140)
Class C Shares	(475,252)	(1,193,563)
Class I Shares	(214,397)	(363,591)
Class R1 Shares	(5,881)	(3,340)

FUND SHARE TRANSACTIONS—(Note 4):

Class A Shares	(7,980,201)	(10,449,346)
Class B Shares	(161,506)	(628,485)
Class C Shares	(4,739,070)	(11,845,239)
Class I Shares	1,650,954	19,693
Class R1 Shares	254,014	421,885

Net Decrease in Net Assets	(14,931,869)	(26,543,096)

NET ASSETS:

Beginning of period	222,656,877	249,199,973

End of period	$207,725,008	$222,656,877

See notes to financial statements.

12	Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:

Net investment income gain	$6,719,027	$11,970,046
Net realized loss on investments and foreign currency	(635,765)	(1,197,633)
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	(5,985,027)	(3,681,220)

Net Increase in Net Assets Resulting from Operations	98,235	7,091,193

DIVIDENDS TO SHAREHOLDERS:

From net investment income
Class A Shares	(4,092,826)	(7,103,088)
Class C Shares	(1,059,197)	(1,897,482)
Class I Shares	(1,758,313)	(3,012,694)
Class R1 Shares	(17,215)	(8,104)

FUND SHARE TRANSACTIONS - (Note 4):

Class A Shares	5,387,221	48,582,688
Class C Shares	(1,704,954)	11,375,293
Class I Shares	2,951,970	31,761,582
Class R1 Shares	159,527	903,829

Net Increase (Decrease) in Net Assets	(35,552)	87,693,217
NET ASSETS:
Beginning of period	386,589,793	298,896,576

End of period	$386,554,241	$386,589,793

See notes to financial statements.

Certified Semi-Annual Report    13

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing ten series of shares of beneficial interest in addition to those of the Funds: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the preservation of capital.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. Each class of shares of a fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes have different reinvestment privileges. Additionally, each fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining net asset value, the Trust utilize an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Funds are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments, of the Fund, to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Funds will record the transaction and reflect the value in determining each fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the each fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds are declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums

14    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2005 (Unaudited)

and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the period ended March 31, 2005, these fees were payable at annual rates ranging from .375 of 1% to ..275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each fund’s asset size. The Trust also have an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Funds’ shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R1 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the period ended March 31, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $1,571, $3,463, $14,815, $12,853, and $14,699 for the Class A, B, C, I, and R1 shares, respectively, of the Government Fund and $112,519, $51,559, $32,251, and $15,839 for the Class A, C, I, and R1 shares, respectively, of the Income Fund.

The Trust has an underwriting agreements with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the period ended March 31, 2005, the Distributor has advised the Funds that it earned net commissions aggregating $611 and $(661) from the sales of Class A shares of the Government Fund and Income Fund, respectively, and collected contingent deferred sales charges aggregating $2,530 and $7,147 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to the Class A, Class B, Class C, and Class R1 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust have also adopted Distribution Plans pursuant to Rule 12b-1, applicable to each fund’s Class B, Class C, and Class R1 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R1 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to these

Certified Semi-Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2005 (Unaudited)

classes. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the period ended March 31, 2005, are set forth in the Statements of Operations. Distribution fees of $102,535 and $161,257 respectively for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Funds’ cash on deposit with the bank. This deposit agreement is an alternative to overnight investments.

Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $4,136 and $5,530 for the Government and Income Fund respectively.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,393,750	$18,007,048	3,221,701	$42,079,302
Shares issued to shareholders in reinvestment of dividends	117,733	1,518,468	258,973	3,377,519
Shares repurchased	(2,130,118)	(27,505,717)	(4,285,525)	(55,906,167)

Net Increase (Decrease)	(618,635)	$(7,980,201)	(804,851)	$(10,449,346)

Class B Shares
Shares sold	25,912	$335,123	78,261	$1,011,694
Shares issued to shareholders in reinvestment of dividends	752	9,691	1,992	25,958
Shares repurchased	(39,341)	(506,320)	(128,014)	(1,666,137)

Net Increase (Decrease)	(12,677)	$(161,506)	(47,761)	$(628,485)

Class C Shares
Shares sold	241,056	$3,128,398	728,926	$9,584,018
Shares issued to shareholders in reinvestment of dividends	27,104	351,595	67,056	880,006
Shares repurchased	(633,484)	(8,219,063)	(1,700,988)	(22,309,263)

Net Increase (Decrease)	(365,324)	$(4,739,070)	(905,006)	$(11,845,239)

Class I Shares
Shares sold	327,727	$4,256,656	415,995	$5,417,464
Shares issued to shareholders in reinvestment of dividends	14,470	186,539	23,453	305,738
Shares repurchased	(216,550)	(2,792,241)	(436,875)	(5,703,509)

Net Increase (Decrease)	125,647	$1,650,954	2,573	$19,693

16 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2005 (Unaudited)

GOVERNMENT FUND (cont.)

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
Class R1 Shares
Shares sold	28,054	$359,884	33,177	$432,173
Shares issued to shareholders in reinvestment of dividends	378	4,876	186	2,416
Shares repurchased	(8,576)	(110,746)	(972)	(12,704)

Net Increase (Decrease)	19,856	$254,014	32,391	$421,885

INCOME FUND

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,542,786	$32,376,672	7,793,807	$99,954,867
Shares issued to shareholders in reinvestment of dividends	237,696	3,020,847	403,134	5,160,648
Shares repurchased	(2,361,929)	(30,010,298)	(4,413,893)	(56,532,827)

Net Increase (Decrease)	418,553	$5,387,221	3,783,048	$48,582,688

Class C Shares
Shares sold	553,804	$7,036,535	2,147,268	$27,537,572
Shares issued to shareholders in reinvestment of dividends	57,066	724,103	100,334	1,282,321
Shares repurchased	(745,312)	(9,465,592)	(1,365,887)	(17,444,600)

Net Increase (Decrease)	(134,442)	$(1,704,954)	881,715	$11,375,293

Class I Shares
Shares sold	1,255,895	$15,994,255	4,876,662	$62,615,919
Shares issued to shareholders in reinvestment of dividends	124,564	1,583,259	214,441	2,744,433
Shares repurchased	(1,149,986)	(14,625,544)	(2,637,669)	(33,598,770)

Net Increase (Decrease)	230,473	$2,951,970	2,453,434	$31,761,582

Class R1 Shares
Shares sold	19,984	$255,222	71,754	$911,924
Shares issued to shareholders in reinvestment of dividends	687	8,724	223	2,855
Shares repurchased	(8,159)	(104,419)	(863)	(10,950)

Net Increase (Decrease)	12,512	$159,527	71,114	$903,829

Certified Semi-Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2005 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Funds had purchase and sale transactions of investment securities (excluding short-term investments) of $39,516,822 and $18,198,208, for the Government Fund and $68,940,289 and $57,532,897 for the Income Fund, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purpose	$208,679,525	$385,250,944

Gross unrealized appreciation on a tax basis	$859,198	$5,383,630
Gross unrealized depreciation on a tax basis	(4,228,024)	(3,221,416)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(3,368,826)	$2,162,214

At March 31, 2005, the Government Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

2009	$729,335
2010	13,611

$742,946

At March 31, 2005, the Income Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

2008	$497,824
2009	650,941
2010	308,333

$1,457,098

As of March 31, 2005, the Income Fund had deferred capital losses occurring subsequent to October 31, 2003 of $1,613,106. For tax purposes, such losses will be reflected in the year ending September 30, 2005.

18 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class A Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.01		$13.23	$13.27	$12.77	$12.03	$12.06

Income from investment operations:
Net investment income	0.17		0.35	0.47	0.58	0.67	0.68
Net realized and unrealized gain (loss) on investments	(0.23)		(0.22)	(0.04)	0.50	0.74	(0.03)

Total from investment operations	(0.06)		0.13	0.43	1.08	1.41	0.65

Less dividends from:
Net investment income	(0.17)		(0.35)	(0.47)	(0.58)	(0.67)	(0.68)

Change in net asset value	(0.23)		(0.22)	(0.04)	0.50	0.74	(0.03)

NET ASSET VALUE, end of period	$12.78		$13.01	$13.23	$13.27	$12.77	$12.03

RATIOS/SUPPLEMENTAL DATA

Total return (a)	(0.50)%		1.04%	3.29%	8.75%	12.02%	5.58%
Ratios to average net assets:
Net investment income	2.38	%(b)	2.72%	3.53%	4.53%	5.39%	5.69%
Expenses, after expense reductions	0.99	%(b)	0.92%	0.92%	0.93%	0.99%	0.98%
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.91%	0.90%	0.92%	—	—
Expenses, before expense reductions	0.99	%(b)	0.92%	0.92%	0.93%	0.99%	0.99%

Portfolio turnover rate	9.12%		12.39%	35.06%	4.34%	15.23%	19.66%

Net assets at end of period (000)	$152,665		$163,530	$176,876	$155,864	$105,348	$87,616

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

Certified Semi-Annual Report    19

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30, 2004	Period Ended September 30, 2003(c)
Class B Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.98		$13.22	$13.12

Income from investment operations
Net investment income	0.07		0.21	0.37
Net realized and unrealized gain (loss) on investments	(0.23)		(0.24)	0.10

Total from investment operations	(0.16)		(0.03)	0.47

Less dividends from:
Net investment income	(0.07)		(0.21)	(0.37)

Change in net asset value	(0.23)		(0.24)	0.10

NET ASSET VALUE, end of period	$12.75		$12.98	$13.22

RATIOS/SUPPLEMENTAL DATA
Total return (a)	(1.22)%		(0.24)%	3.60%
Ratios to average net assets:
Net investment income	0.96	%(b)	1.65%	2.93	%(b)
Expenses, after expense reductions	2.42	%(b)	1.99%	1.35	%(b)
Expenses, after expense reductions and net of custody credits	2.41	%(b)	1.99%	1.33	%(b)
Expenses, before expense reductions	2.71	%(b)	2.74%	3.32	%(b)

Portfolio turnover rate	9.12%		12.39%	35.06%

Net assets at end of period (000)	$2,191		$2,396	$3,073

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class B Shares was November 1, 2002.

20 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class C Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.09		$13.31	$13.35	$12.85	$12.10	$12.12

Income from investment operations:
Net investment income	0.15		0.31	0.43	0.54	0.62	0.63
Net realized and unrealized gain (loss) on investments	(0.24)		(0.22)	(0.04)	0.50	0.75	(0.02)

Total from investment operations	(0.09)		0.09	0.39	1.04	1.37	0.61

Less dividends from:
Net investment income	(0.15)		(0.31)	(0.43)	(0.54)	(0.62)	(0.63)

Change in net asset value	(0.24)		(0.22)	(0.04)	0.50	0.75	(0.02)

NET ASSET VALUE, end of period	$12.85		$13.09	$13.31	$13.35	$12.85	$12.10

RATIOS/SUPPLEMENTAL DATA

Total return (a)	(0.69)%		0.73%	2.96%	8.33%	11.60%	5.23%
Ratios to average net assets:
Net investment income	2.12	%(b)	2.40%	3.14%	4.13%	4.89%	5.26%
Expenses, after expense reductions	1.25	%(b)	1.24%	1.24%	1.28%	1.41%	1.40%
Expenses, after expense reductions and net of custody credits	1.24	%(b)	1.24%	1.22%	1.27%	—	—
Expenses, before expense reductions	1.82	%(b)	1.76%	1.76%	1.78%	2.01%	2.11%

Portfolio turnover rate	9.12%		12.39%	35.06%	4.34%	15.23%	19.66%

Net assets at end of period (000)	$37,922		$43,404	$56,166	$30,587	$12,704	$5,098

(a)	Not annualized for periods less than one year.

(b)	Annualized.

Certified Semi-Annual Report 21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class I Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.01		$13.22	$13.27	$12.77	$12.03	$12.05

Income from investment operations:
Net investment income	0.18		0.39	0.51	0.62	0.72	0.72
Net realized and unrealized gain (loss) on investments	(0.24)		(0.21)	(0.05)	0.50	0.74	(0.02)

Total from investment operations	(0.06)		0.18	0.46	1.12	1.46	0.70

Less dividends from:
Net investment income	(0.18)		(0.39)	(0.51)	(0.62)	(0.72)	(0.72)

Change in net asset value	(0.24)		(0.21)	(0.05)	0.50	0.74	(0.02)

NET ASSET VALUE, end of period	$12.77		$13.01	$13.22	$13.27	$12.77	$12.03

RATIOS/SUPPLEMENTAL DATA

Total return (a)	(0.44)%		1.37%	3.51%	9.11%	12.45%	6.07%
Ratios to average net assets:
Net investment income	2.70	%(b)	2.95%	3.77%	4.86%	5.79%	6.06%
Expenses, after expense reductions	0.67	%(b)	0.67%	0.64%	0.61%	0.61%	0.60%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.67%	0.62%	0.60%	—	—
Expenses, before expense reductions	0.84	%(b)	0.77%	0.82%	1.04%	1.21%	1.08%

Portfolio turnover rate	9.12%		12.39%	35.06%	4.34%	15.23%	19.66%

Net assets at end of period (000)	$14,279		$12,905	$13,085	$6,960	$3,992	$3,819

(a)	Not annualized for periods less than one year.

(b)	Annualized.

22 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30, 2004	Period Ended September 30, 2003(c)
Class R1 Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.02		$13.23	$13.38

Income from investment operations:
Net investment income	0.17		0.37	0.17
Net realized and unrealized gain (loss) on investments	(0.24)		(0.21)	(0.15)

Total from investment operations	(0.07)		0.16	0.02

Less dividends from:
Net investment income	(0.17)		(0.37)	(0.17)

Change in net asset value	(0.24)		(0.21)	(0.15)

NET ASSET VALUE, end of period	$12.78		$13.02	$13.23

RATIOS/SUPPLEMENTAL DATA

Total return (a)	(0.54)%		1.26%	0.19%
Ratios to average net assets:
Net investment income	2.46	%(b)	2.62%	5.07	%(b)
Expenses, after expense reductions	0.93	%(b)	0.91%	1.15	%(b)
Expenses, after expense reductions and net of custody credits	0.92	%(b)	0.91%	1.15	%(b)
Expenses, before expense reductions	7.51	%(b)	13.56%	41,652.81	%(b)*

Portfolio turnover rate	9.12%		12.39%	35.06%

Net assets at end of period (000)	$668		$422	$—	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was July 1, 2003.

(d)	Net assets at end of period were less than $1,000.

*	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

Certified Semi-Annual Report 23

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class A Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.80		$12.99	$12.79	$12.55	$11.89	$11.93

Income from investment operations:
Net investment income	0.22		0.43	0.51	0.61	0.73	0.73
Net realized and unrealized gain (loss) on investments	(0.22)		(0.19)	0.20	0.24	0.66	(0.04)

Total from investment operations	0.00		0.24	0.71	0.85	1.39	0.69

Less dividends from:
Net investment income	(0.22)		(0.43)	(0.51)	(0.61)	(0.73)	(0.73)

Change in net asset value	(0.22)		(0.19)	0.20	0.24	0.66	(0.04)

NET ASSET VALUE, end of period	$12.58		$12.80	$12.99	$12.79	$12.55	$11.89

RATIOS/SUPPLEMENTAL DATA

Total return (a)	0.03%		1.96%	5.56%	7.05%	12.05%	6.05%
Ratios to average net assets:
Net investment income	3.42	%(b)	3.33%	3.91%	4.88%	5.94%	6.21%
Expenses, after expense reductions	1.00	%(b)	0.99%	0.99%	0.99%	1.00%	0.99%
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99%	0.99%	0.99%	—	—
Expenses, before expense reductions	1.09	%(b)	1.07%	1.04%	1.10%	1.16%	1.21%

Portfolio turnover rate	15.55%		22.73%	18.86%	21.63%	20.54%	59.46%

Net assets at end of period (000)	$231,568		$230,256	$184,497	$104,710	$56,036	$31,520

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

24    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.78		$12.97	$12.77	$12.53	$11.87	$11.91

Income from investment operations:
Net investment income	0.21		0.40	0.46	0.56	0.68	0.68
Net realized and unrealized gain (loss) on investments	(0.22)		(0.19)	0.20	0.24	0.66	(0.04)

Total from investment operations	(0.01)		0.21	0.66	0.80	1.34	0.64

Less dividends from:
Net investment income	(0.21)		(0.40)	(0.46)	(0.56)	(0.68)	(0.68)

Change in net asset value	(0.22)		(0.19)	0.20	0.24	0.66	(0.04)

NET ASSET VALUE, end of period	$12.56		$12.78	$12.97	$12.77	$12.53	$11.87

RATIOS/SUPPLEMENTAL DATA

Total return (a)	(0.10)%		1.70%	5.20%	6.63%	11.61%	5.62%
Ratios to average net assets:
Net investment income	3.17	% (b)	3.07%	3.56%	4.45%	5.52%	5.81%
Expenses, after expense reductions	1.25	% (b)	1.25%	1.33%	1.39%	1.41%	1.40%
Expenses, after expense reductions and net of custody credits	1.24	% (b)	1.24%	1.33%	1.39%	—	—
Expenses, before expense reductions	1.91	% (b)	1.87%	1.92%	1.93%	2.13%	2.26%
Portfolio turnover rate	15.55%		22.73%	18.86%	21.63%	20.54%	59.46%
Net assets at end of period (000)	$62,571		$65,398	$54,926	$30,258	$15,219	$7,272

(a)	Not annualized for periods less than one year.

(b)	Annualized.

Certified Semi-Annual Report 25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.80		$12.99	$12.79	$12.55	$11.90	$11.93

Income from investment operations:
Net investment income	0.24		0.47	0.55	0.65	0.77	0.77
Net realized and unrealized gain (loss) on investments	(0.22)		(0.19)	0.20	0.24	0.65	(0.03)

Total from investment operations	0.02		0.28	0.75	0.89	1.42	0.74

Less dividends from:
Net investment income	(0.24)		(0.47)	(0.55)	(0.65)	(0.77)	(0.77)

Change in net asset value	(0.22)		(0.19)	0.20	0.24	0.65	(0.03)

NET ASSET VALUE, end of period	$12.58		$12.80	$12.99	$12.79	$12.55	$11.90

RATIOS/SUPPLEMENTAL DATA

Total return (a)	0.19%		2.29%	5.89%	7.38%	12.29%	6.46%
Ratios to average net assets:
Net investment income	3.75	%(b)	3.64%	4.23%	5.19%	6.24%	6.54%
Expenses, after expense reductions	0.67	%(b)	0.67%	0.69%	0.69%	0.70%	0.69%
Expenses, after expense reductions and net of custody credits	0.67	%(b)	0.67%	0.69%	0.69%	—	—
Expenses, before expense reductions	0.74	%(b)	0.72%	0.76%	0.78%	0.89%	1.00%
Portfolio turnover rate	15.55%		22.73%	18.86%	21.63%	20.54%	59.46%
Net assets at end of period (000)	$91,363		$90,025	$59,473	$39,281	$24,298	$12,094

(a)	Not annualized for periods less than one year.

(b)	Annualized.

26 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30, 2004	Period Ended September 30, 2003(c)
Class R1 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.81		$12.99	$13.10

Income from investment operations:
Net investment income	0.22		0.45	0.17
Net realized and unrealized gain (loss) on investments	(0.22)		(0.18)	(0.11)

Total from investment operations	0.00		0.27	0.06

Less dividends from:
Net investment income	(0.22)		(0.45)	(0.17)

Change in net asset value	(0.22)		(0.18)	(0.11)

NET ASSET VALUE, end of period	$12.59		$12.81	$12.99

RATIOS/SUPPLEMENTAL DATA

Total return (a)	0.01%		2.14%	0.48%
Ratios to average net assets:
Net investment income	3.43	%(b)	3.41%	5.19	%(b)
Expenses, after expense reductions	0.99	%(b)	0.98%	1.25	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.98%	1.25	%(b)
Expenses, before expense reductions	4.21	%(b)	7.63%	41,534.94	%(b)*
Portfolio turnover rate	15.55%		22.73%	18.86%
Net assets at end of period (000)	$1,053		$911	$—	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was July 1, 2003.

(d)	Net assets at end of period were less than $1,000.

*	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

Certified Semi-Annual Report 27

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	March 31, 2005 (Unaudited)

CUSIPS: Class A - 885-215-103, CLASS B - 885-215-848, CLASS C - 885-215-830, CLASS I - 885-215-699, CLASS R1 - 885-215-491 NASDAQ SYMBOLS: CLASS A - LTUSX, CLASS B - LTUBX, CLASS C - LTUCX, CLASS I - LTUIX, CLASS R1 - LTURX

Issuer-Description	Principal Amount	Value
U.S. Treasury Securities — 48.52%
United States Treasury Notes, 6.50% due 5/15/2005	$4,900,000	$4,922,203
United States Treasury Notes, 6.50% due 8/15/2005	4,500,000	4,558,711
United States Treasury Notes, 5.75% due 11/15/2005	7,000,000	7,107,187
United States Treasury Notes, 5.625% due 2/15/2006	3,000,000	3,059,297
United States Treasury Notes, 4.625% due 5/15/2006	5,500,000	5,566,171
United States Treasury Notes, 7.00% due 7/15/2006	2,000,000	2,084,844
United States Treasury Notes, 2.375% due 8/15/2006	2,890,000	2,841,683
United States Treasury Notes, 4.375% due 5/15/2007	9,000,000	9,100,547
United States Treasury Notes, 6.125% due 8/15/2007	4,000,000	4,205,625
United States Treasury Notes, 2.625% due 5/15/2008	10,000,000	9,606,250
United States Treasury Notes, 5.50% due 5/15/2009	10,000,000	10,535,938
United States Treasury Notes, 6.50% due 2/15/2010	15,000,000	16,518,750
United States Treasury Notes, 5.75% due 8/15/2010	6,000,000	6,439,687
United States Treasury Notes, 3.625% due 5/15/2013	15,000,000	14,240,625

TOTAL U.S. TREASURY SECURITIES (Cost $103,790,896)		100,787,518

U.S. Government Agencies — 45.51%
Federal Agricultural Mortgage Corp., 5.86% due 3/3/2006	900,000	917,917
Federal Agricultural Mortgage Corp., 8.07% due 7/17/2006	1,000,000	1,052,588
Federal Agricultural Mortgage Corp., 6.71% due 7/28/2014	200,000	226,333
Federal Farm Credit Bank, 1.875% due 1/16/2007	4,650,000	4,487,126
Federal Farm Credit Bank, 6.75% due 7/7/2009	350,000	380,676
Federal Farm Credit Bank Consolidated MTN, 5.875% due 7/28/2008	1,900,000	1,989,909
Federal Farm Credit Bank Consolidated MTN, 5.87% due 9/2/2008	1,300,000	1,361,679
Federal Farm Credit Bank Consolidated MTN, 5.35% due 12/11/2008	200,000	206,408
Federal Farm Credit Bank Consolidated MTN, 5.80% due 3/19/2009	300,000	314,809
Federal Farm Credit Bank Consolidated MTN, 6.06% due 5/28/2013	240,000	258,838
Federal Home Loan Bank, 6.345% due 11/1/2005	100,000	101,640
Federal Home Loan Bank, 5.24% due 12/7/2005	225,000	227,576
Federal Home Loan Bank, 5.37% due 1/20/2006	100,000	101,385
Federal Home Loan Bank, 2.25% due 5/15/2006	3,000,000	2,951,455
Federal Home Loan Bank, 2.25% due 10/12/2006	3,975,000	3,920,130
Federal Home Loan Bank, 7.76% due 11/21/2006	200,000	211,707
Federal Home Loan Bank, 3.09% due 2/22/2007	5,000,000	4,985,520
Federal Home Loan Bank, 7.00% due 2/15/2008	150,000	160,900
Federal Home Loan Bank, 5.48% due 1/8/2009	1,250,000	1,295,149
Federal Home Loan Bank, 5.985% due 4/9/2009	1,000,000	1,055,610
Federal Home Loan Bank, 5.79% due 4/27/2009	200,000	209,753
Federal Home Loan Bank, 3.00% due 4/29/2009	1,750,000	1,726,565
Federal Home Loan Bank, 3.40% due 11/12/2010	2,750,000	2,670,375
Federal Home Loan Mortgage Corp., 5.98% due 12/8/2005	75,000	76,244
Federal Home Loan Mortgage Corp., 6.80% due 3/19/2007	300,000	315,099
Federal Home Loan Mortgage Corp., 2.00% due 4/27/2007	5,000,000	4,994,450
Federal Home Loan Mortgage Corp., 3.42% due 6/2/2009	5,000,000	4,999,040
Federal Home Loan Mortgage Corp. CMO Series 2137 Class TM, 6.50% due 1/15/2028	58,272	58,582
Federal Home Loan Mortgage Corp. CMO Series 2603 Class TN, 4.00% due 10/15/2011	270,041	269,686
Federal Home Loan Mortgage Corp. CMO Series 2821 Class YI, 5.50% due 9/15/2014	2,877,111	2,935,272

28 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2005 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal Home Loan Mortgage Corp. Preassign 00483 Series 2592, 5.00% due 7/15/2014	$1,000,000	$1,007,272
Federal Home Loan Mortgage Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	2,282,459	2,260,809
Federal Home Loan Mortgage Corp., Pool # 141016, 9.25% due 11/1/2016	99,496	108,831
Federal Home Loan Mortgage Corp., Pool # 141412, 8.50% due 4/1/2017	170,068	181,815
Federal Home Loan Mortgage Corp., Pool # 160043, 8.75% due 4/1/2008	16,894	17,445
Federal Home Loan Mortgage Corp., Pool # 181730, 8.50% due 5/1/2008	17,458	17,935
Federal Home Loan Mortgage Corp., Pool # 252986, 10.75% due 4/1/2010	40,516	44,024
Federal Home Loan Mortgage Corp., Pool # 256764, 8.75% due 10/1/2014	9,979	10,263
Federal Home Loan Mortgage Corp., Pool # 260486, 9.00% due 1/1/2010	4,583	4,672
Federal Home Loan Mortgage Corp., Pool # 273822, 8.50% due 4/1/2009	79,467	81,420
Federal Home Loan Mortgage Corp., Pool # 291880, 8.25% due 5/1/2017	2,321	2,365
Federal Home Loan Mortgage Corp., Pool # 294817, 9.75% due 1/1/2017	65,678	72,681
Federal Home Loan Mortgage Corp., Pool # 298107, 10.25% due 8/1/2017	28,206	31,696
Federal Home Loan Mortgage Corp., Pool # C90041, 6.50% due 11/1/2013	63,040	65,265
Federal Home Loan Mortgage Corp., Pool # D06908, 9.50% due 9/1/2017	8,921	9,492
Federal Home Loan Mortgage Corp., Pool # D37120, 7.00% due 7/1/2023	72,831	77,016
Federal Home Loan Mortgage Corp., Pool # E00170, 8.00% due 7/1/2007	56,072	57,869
Federal Home Loan Mortgage Corp., Pool # E49074, 6.50% due 7/1/2008	36,612	38,289
Federal Home Loan Mortgage Corp., Pool # E61778, 6.50% due 4/1/2008	53,053	55,481
Federal Home Loan Mortgage Corp., Pool # E65962, 7.00% due 5/1/2008	4,568	4,807
Federal National Mortgage Association, 2.15% due 7/21/2006	750,000	733,808
Federal National Mortgage Association, 3.193% due 1/23/2009	2,000,000	1,999,864
Federal National Mortgage Association CMO Series 1992-22 Class HC, 7.00% due 3/25/2007	153,722	156,548
Federal National Mortgage Association CMO Series 1993-101 Class PJ, 7.00% due 6/25/2008	674,296	693,153
Federal National Mortgage Association CMO Series 1993-122 Class D, 6.50% due 6/25/2023	202,071	206,351
Federal National Mortgage Association CMO Series 1993-32 Class H, 6.00% due 3/25/2023	217,377	222,622
Federal National Mortgage Association CMO Series G1993-35 Class JD, 6.50% due 11/25/2006	630,783	641,356
Federal National Mortgage Association CPI Floating Rate, 3.00% due 2/17/2009	3,000,000	3,000,150
Federal National Mortgage Association, Pool # 008307, 8.00% due 5/1/2008	84,291	86,927
Federal National Mortgage Association, Pool # 019535, 10.25% due 7/1/2008	9,845	10,415
Federal National Mortgage Association, Pool # 033356, 9.25% due 8/1/2016	87,507	95,241
Federal National Mortgage Association, Pool # 040526, 9.25% due 1/1/2017	5,536	5,732
Federal National Mortgage Association, Pool # 044003, 8.00% due 6/1/2017	75,059	80,674
Federal National Mortgage Association, Pool # 050811, 7.50% due 12/1/2012	69,190	72,460
Federal National Mortgage Association, Pool # 050832, 7.50% due 6/1/2013	86,802	90,872
Federal National Mortgage Association, Pool # 076388, 9.25% due 9/1/2018	79,816	87,839
Federal National Mortgage Association, Pool # 077725, 9.75% due 10/1/2018	43,161	46,041
Federal National Mortgage Association, Pool # 100286, 7.50% due 8/1/2009	202,436	209,249
Federal National Mortgage Association, Pool # 112067, 9.50% due 10/1/2016	57,690	63,468
Federal National Mortgage Association, Pool # 156156, 8.50% due 4/1/2021	70,184	73,701
Federal National Mortgage Association, Pool # 190555, 7.00% due 1/1/2014	51,773	53,929
Federal National Mortgage Association, Pool # 190703, 7.00% due 3/1/2009	46,818	49,324
Federal National Mortgage Association, Pool # 190836, 7.00% due 6/1/2009	114,205	120,317
Federal National Mortgage Association, Pool # 250387, 7.00% due 11/1/2010	87,650	92,341
Federal National Mortgage Association, Pool # 250481, 6.50% due 11/1/2015	35,970	37,242
Federal National Mortgage Association, Pool # 251258, 7.00% due 9/1/2007	49,528	50,859
Federal National Mortgage Association, Pool # 251759, 6.00% due 5/1/2013	129,130	133,578
Federal National Mortgage Association, Pool # 252648, 6.50% due 5/1/2022	342,012	356,160
Federal National Mortgage Association, Pool # 252787, 7.00% due 8/1/2006	23,066	23,232
Federal National Mortgage Association, Pool # 303383, 7.00% due 12/1/2009	83,097	87,544
Federal National Mortgage Association, Pool # 312663, 7.50% due 6/1/2010	115,875	122,411
Federal National Mortgage Association, Pool # 323706, 7.00% due 2/1/2009	142,356	149,974
Federal National Mortgage Association, Pool # 323735, 5.50% due 5/1/2006	2,269,919	2,293,238

Certified Semi-Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2005 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal National Mortgage Association, Pool # 334996, 7.00% due 2/1/2011	$88,947	$93,707
Federal National Mortgage Association, Pool # 342947, 7.25% due 4/1/2024	599,619	639,414
Federal National Mortgage Association, Pool # 345775, 8.50% due 12/1/2024	52,494	55,064
Federal National Mortgage Association, Pool # 373942, 6.50% due 12/1/2008	67,502	70,677
Federal National Mortgage Association, Pool # 382889, 7.35% due 12/1/2010	304,113	326,919
Federal National Mortgage Association, Pool # 382926, 7.37% due 12/1/2010	338,241	363,824
Federal National Mortgage Association, Pool # 384243, 6.10% due 10/1/2011	620,543	647,861
Federal National Mortgage Association, Pool # 384746, 5.86% due 2/1/2009	1,062,539	1,108,512
Federal National Mortgage Association, Pool # 385714, 4.70% due 1/1/2010	3,195,272	3,203,022
Federal National Mortgage Association, Pool # 406384, 8.25% due 12/1/2024	244,031	260,079
Federal National Mortgage Association, Pool # 443909, 6.50% due 9/1/2018	246,824	255,940
Federal National Mortgage Association, Pool # 460568, 5.20% due 12/1/2006	3,500,000	3,547,111
Federal National Mortgage Association, Pool # 516363, 5.00% due 3/1/2014	280,647	281,579
Federal National Mortgage Association, Pool # 555207, 7.00% due 11/1/2017	173,352	182,629
Federal National Mortgage Association, Preassign 00478, 3.125% due 12/8/2008	3,665,000	3,614,436
Federal National Mortgage Association, Preassign 00494, 2.62% due 12/5/2007	1,000,000	989,738
Federal National Mortgage Association, Preassign 00603, 3.25% due 6/16/2009	4,000,000	3,962,167
Government National Mortgage Association CMO Series 2001-65 Class PG, 6.00% due 7/20/2028	1,830,548	1,858,673
Government National Mortgage Association CMO Series 2002-67 Class VA, 6.00% due 3/20/2013	448,483	459,086
Government National Mortgage Association CMO Series 2003-67 Class PN, 4.00% due 11/20/2020	795,784	794,745
Government National Mortgage Association, Pool # 000623, 8.00% due 9/20/2016	74,121	79,669
Government National Mortgage Association, Pool # 016944, 7.50% due 5/15/2007	77,709	83,504
Government National Mortgage Association, Pool # 296697, 9.50% due 10/15/2005	8,570	8,700
Government National Mortgage Association, Pool # 306636, 8.25% due 12/15/2006	33,427	34,332
Government National Mortgage Association, Pool # 369693, 7.00% due 1/15/2009	132,778	140,630
Government National Mortgage Association, Pool # 409921, 7.50% due 8/15/2010	98,287	104,258
Government National Mortgage Association, Pool # 410240, 7.00% due 12/15/2010	61,530	65,130
Government National Mortgage Association, Pool # 410271, 7.50% due 8/15/2010	58,368	61,913
Government National Mortgage Association, Pool # 410846, 7.00% due 12/15/2010	87,602	92,728
Government National Mortgage Association, Pool # 430150, 7.25% due 12/15/2026	72,882	78,234
Government National Mortgage Association, Pool # 447040, 7.75% due 5/15/2027	52,835	57,269
Government National Mortgage Association, Pool # 453928, 7.00% due 7/15/2017	132,224	140,958
Government National Mortgage Association, Pool # 780063, 7.00% due 9/15/2008	34,568	36,613
Government National Mortgage Association, Pool # 780448, 6.50% due 8/15/2011	180,918	190,671
Overseas Private Investment Corp., 4.10% due 11/15/2014	2,500,800	2,430,202
Private Export Funding Corp., 4.974% due 8/15/2013	2,700,000	2,747,766
Tennessee Valley Authority, 4.75% due 8/1/2013	3,000,000	3,012,918
United States Government General Services, 7.62% due 9/15/2010	1,568,579	1,686,223

TOTAL U.S. GOVERNMENT AGENCIES (Cost $94,890,838)		94,525,389

Short Term Investments — 4.81%
Federal Home Loan Bank Discount Notes, 2.65% due 4/4/2005	10,000,000	9,997,792

TOTAL SHORT TERM INVESTMENTS (Cost $ 9,997,791)		9,997,792

TOTAL INVESTMENTS — 98.84% (Cost $ 208,679,525)		$205,310,699

OTHER ASSETS LESS LIABILITIES — 1.16%		2,414,309

NET ASSETS — 100.00%		$207,725,008

30 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2005 (Unaudited)

SUMMARY OF TYPES OF HOLDINGS

Footnote Legend

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

MTN	Medium-Term Note

Certified Semi-Annual Report 31

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

CUSIPS: Class A - 885-215-509, CLASS C - 885-215-764, CLASS I - 885-215-681, CLASS R1 - 885-215-483

NASDAQ SYMBOLS: CLASS A - THIFX, CLASS C - THICX, CLASS I - THIIX, CLASS R1 - THIRX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
U.S. Treasury Securities — 3.78%
United States Treasury Notes, 6.50% due 5/15/2005	Aaa/AAA	$1,100,000	$1,104,984
United States Treasury Notes, 4.625% due 5/15/2006	Aaa/AAA	4,500,000	4,554,140
United States Treasury Notes, 4.75% due 11/15/2008	Aaa/AAA	1,500,000	1,536,211
United States Treasury Notes, 5.75% due 8/15/2010	Aaa/AAA	2,500,000	2,683,203
United States Treasury Notes, 3.625% due 5/15/2013	Aaa/AAA	5,000,000	4,746,875

TOTAL U.S. TREASURY SECURITIES (Cost $ 14,700,772)			14,625,413

U.S. Government Agencies — 9.61%
Federal Home Loan Bank, 6.00% due 8/25/2005	Aaa/AAA	50,000	50,533
Federal Home Loan Bank, 2.25% due 5/15/2006	Aaa/AAA	2,000,000	1,967,637
Federal Home Loan Bank, 3.09% due 2/22/2007	Aaa/AAA	1,370,000	1,366,032
Federal Home Loan Bank, 4.875% due 5/15/2007	Aaa/AAA	150,000	152,131
Federal Home Loan Bank, 2.25% due 9/24/2007	Aaa/AAA	1,000,000	993,544
Federal Home Loan Bank, 5.833% due 1/23/2008	Aaa/AAA	500,000	520,462
Federal Home Loan Bank, 5.785% due 4/14/2008	Aaa/AAA	75,000	78,128
Federal Home Loan Bank, 5.835% due 7/15/2008	Aaa/AAA	300,000	313,546
Federal Home Loan Bank, 5.085% due 10/7/2008	Aaa/AAA	250,000	255,610
Federal Home Loan Bank, 5.038% due 10/14/2008	Aaa/AAA	200,000	204,187
Federal Home Loan Bank, 5.365% due 12/11/2008	Aaa/AAA	75,000	77,388
Federal Home Loan Bank, 3.00% due 12/15/2008	Aaa/AAA	3,000,000	2,961,569
Federal Home Loan Bank, 5.985% due 4/9/2009	Aaa/AAA	85,000	89,727
Federal Home Loan Bank, 3.00% due 9/22/2009	Aaa/AAA	1,500,000	1,483,426
Federal Home Loan Mortgage Corp., 9.00% due 10/1/2005	Aaa/AAA	1,931	1,953
Federal Home Loan Mortgage Corp., 3.42% due 6/2/2009	Aaa/AAA	5,000,000	4,999,040
Federal Home Loan Mortgage Corp. CMO Series 2821 Class YI, 5.50% due 9/15/2014	Aaa/AAA	2,878,061	2,936,242
Federal Home Loan Mortgage Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	Aaa/AAA	2,282,459	2,260,809
Federal National Mortgage Association, 3.25% due 3/29/2007	Aaa/AAA	4,550,000	4,479,813
Federal National Mortgage Association, 5.185% due 11/1/2008	Aaa/AAA	467,973	476,272
Federal National Mortgage Association, 6.00% due 12/1/2008	Aaa/AAA	106,928	110,545
Federal National Mortgage Association, 8.00% due 12/1/2009	Aaa/AAA	34,083	35,741
Federal National Mortgage Association, 7.00% due 3/1/2011	Aaa/AAA	59,991	63,202
Federal National Mortgage Association, 6.42% due 4/1/2011	Aaa/AAA	2,396,032	2,512,662
Federal National Mortgage Association, 8.266% due 5/1/2011	Aaa/AAA	579,544	637,014
Federal National Mortgage Association, 5.095% due 12/1/2011	Aaa/AAA	127,695	129,594
Federal National Mortgage Association, 7.491% due 8/1/2014	Aaa/AAA	38,411	39,263
Federal National Mortgage Association CMO Series 2003-64 Class Ec, 5.50% due 5/25/2030	Aaa/AAA	1,248,989	1,263,298
Federal National Mortgage Association CPI Floating Rate, 4.396% due 2/17/2009	Aaa/AAA	5,000,000	5,000,250
Federal National Mortgage Association, Pool # 460568, 5.20% due 12/1/2006	Aaa/AAA	800,000	810,768
Government National Mortgage Association, Pool # 003007, 8.50% due 11/20/2015	Aaa/AAA	29,129	31,127
Government National Mortgage Association, Pool # 827148, 3.375% due 2/20/2024	Aaa/AAA	41,125	41,446
Government National Mortgage Association CMO Series 2003-67 Class PN, 4.00% due 11/20/2020	Aaa/AAA	808,519	807,462

TOTAL U.S. GOVERNMENT AGENCIES (Cost $ 37,169,800)			37,150,421

32 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Asset Back Securities — 2.00%
Associates Manufactured Housing Trust 1996-1 A5, 7.60% due 3/15/2027	Aaa/AAA	$441,809	$450,153
Small Business Administration, 4.638% due 2/1/2015		3,325,000	3,262,906
Washington Mutual Series 02-AR10, Class-A6, 4.816% due 10/25/2032	Aaa/AAA	70,476	70,134
Washington Mutual Series 03-AR10, Class-A4, 4.075% due 10/25/2033	Aaa/AAA	2,000,000	1,985,417
Washington Mutual Series 03-AR12, Class-A4, 3.743% due 2/25/2034	Aaa/AAA	2,000,000	1,959,028

TOTAL ASSET BACK SECURITIES (Cost $ 7,856,565)			7,727,638

Corporate Bonds — 65.63%

BANKS — 3.01%

COMMERCIAL BANKS — 3.01%
Bank of America Corp., 4.375% due 12/1/2010	Aa2/AA-	1,675,000	1,649,173
Capital One Bank, 6.70% due 5/15/2008	Baa2/BBB	1,665,000	1,764,059
Fifth Third Bank, Cincinnati Ohio, 3.375% due 8/15/2008	Aa1/AA-	2,500,000	2,413,445
HSBC USA Inc., 8.375% due 2/15/2007	A1/A+	700,000	750,476
Mercantile Bancorp, 7.30% due 6/15/2007	Aa3/A	1,000,000	1,061,517
Nations Bank Corp., 7.23% due 8/15/2012	Aa2/A+	250,000	278,890
Northern Trust Co., 6.25% due 6/2/2008	A1/A+	500,000	530,677
PNC Funding Corp., 6.875% due 7/15/2007	A3/BBB+	95,000	100,219
Suntrust Bank Atlanta Georgia, 2.50% due 5/4/2006	Aa2/AA-	2,200,000	2,161,311
Union Planters Corp., 6.75% due 11/1/2005	A2/A-	120,000	121,854
US Bank, 5.625% due 11/30/2005	Aa1/AA-	385,000	390,037
US Bank, 6.30% due 7/15/2008	Aa2/A+	400,000	422,892

			11,644,550

CAPITAL GOODS — 3.24%

MACHINERY — 3.24%
Caterpillar Financial Services Corp., 6.40% due 2/15/2008	A2/A	250,000	258,088
Emerson Electric Co., 5.75% due 11/1/2011	A2/A	800,000	838,837
General American Railcar Corp., 6.69% due 9/20/2016	A3/AA-	220,184	217,306
Hubbell Inc., 6.375% due 5/15/2012	A3/A+	1,000,000	1,081,306
Illinois Tool Works Inc., 5.75% due 3/1/2009	Aa3/AA	3,715,000	3,891,139
John Deere Capital Corp., 5.125% due 10/19/2006	A3/A-	450,000	457,087
Johnson Controls Inc., 5.00% due 11/15/2006	A2/A	1,000,000	1,012,442
Pentair Inc., 7.85% due 10/15/2009	Baa3/BBB	1,000,000	1,111,621
Pitney Bowes Inc., 5.875% due 5/1/2006	Aa3/A+	900,000	917,970
Pitney Bowes Inc., 4.625% due 10/1/2012	Aa3/A+	900,000	890,978
Pitney Bowes Inc., 3.875% due 6/15/2013	Aa3/A+	2,000,000	1,850,120

			12,526,894

COMMERCIAL SERVICES & SUPPLIES — 1.91%

COMMERCIAL SERVICES & SUPPLIES — 1.91%
Aramark Services Inc., 7.00% due 7/15/2006	Baa3/BBB-	250,000	257,443
Science Applications International Corp., 6.75% due 2/1/2008	A3/A-	250,000	265,593
Science Applications International Corp., 6.25% due 7/1/2012	A3/A-	1,000,000	1,064,721
Valassis Communications, 6.625% due 1/15/2009	Baa3/BBB-	1,700,000	1,798,998
Waste Management Inc., 6.875% due 5/15/2009	Baa3/BBB	725,000	780,195

Certified Semi-Annual Report 33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Waste Management Inc., 7.375% due 8/1/2010	Baa3/BBB	$500,000	$557,224
Waste Management Inc., 6.50% due 11/15/2008	Baa3/BBB	1,000,000	1,060,075
WMX Technologies Inc., 7.00% due 5/15/2005	Baa3/BBB	1,010,000	1,012,854
WMX Technologies Inc., 7.00% due 10/15/2006	Baa3/BBB	550,000	572,274

			7,369,377

DIVERSIFIED FINANCIALS — 24.82%

DIVERSIFIED FINANCIAL SERVICES — 24.82%
American General Finance Corp., 4.625% due 9/1/2010	A1/A+	200,000	197,751
Bear Stearns Co. Inc., 4.50% due 10/28/2010	A1/A	1,500,000	1,474,427
Beneficial Corp., 6.80% due 7/22/2005	A1/A	1,000,000	1,009,439
Berkshire Hathaway Finance Corp. Senior Note, 4.625% due 10/15/2013	Aaa/AAA	1,000,000	973,164
Dun & Bradstreet Corp., 6.625% due 3/15/2006	NR/A-	75,000	76,715
General Electric Capital Corp., 7.75% due 6/9/2009	Aaa/AAA	200,000	222,827
General Electric Capital Corp., 3.372% due 5/30/2008	Aaa/AAA	494,000	492,436
General Electric Capital Corp., 4.25% due 12/1/2010	Aaa/AAA	2,000,000	1,952,670
General Electric Capital Corp., 2.749% due 3/2/2009	Aaa/AAA	5,000,000	4,910,000
General Electric Capital Corp., 4.375% due 11/21/2011	Aaa/AAA	1,500,000	1,464,579
General Electric Capital Corp., 7.375% due 1/19/2010	Aaa/AAA	400,000	445,019
General Electric Capital Corp., 5.00% due 2/15/2007	Aaa/AAA	2,900,000	2,944,121
General Electric Capital Corp. Floating Rate Note, 3.13% due 12/15/2009	Aaa/AAA	1,000,000	1,001,088
Hartford Financial Services Group Inc. Senior Note, 4.625% due 7/15/2013	A3/A-	1,000,000	959,864
Household Finance Corp., 7.20% due 7/15/2006	A1/A	550,000	571,293
Household Finance Corp., 5.75% due 1/30/2007	A1/A	400,000	410,556
Household Finance Corp., 5.90% due 5/15/2006	A1/A	100,000	101,182
Household Finance Corp., 5.20% due 8/15/2005	A1/A	400,000	401,804
Household Finance Corp., 6.40% due 9/15/2009	A1/A	400,000	411,563
Household Finance Corp. CPI Floating Rate Note, 4.34% due 8/10/2009	A1/A	5,000,000	4,910,350
International Lease Finance Corp., 5.95% due 6/6/2005	A1/AA-	950,000	954,337
International Lease Finance Corp., 4.55% due 10/15/2009	A1/AA-	2,500,000	2,477,578
International Lease Finance Corp. Floating Rate Note, 3.06% due 1/15/2010	A1/AA-	4,050,000	4,048,817
Jefferies Group Inc. Senior Note Series B, 7.50% due 8/15/2007	Baa1/BBB	2,600,000	2,782,767
JP Morgan Chase Co., Tranche Senior 00046, 4.00% due 6/28/2009	Aa3/A+	5,000,000	5,094,950
JP Morgan Chase Co., 4.50% due 11/15/2010	Aa3/A+	1,465,000	1,442,558
Legg Mason Mortgage Capital Corp., 3.283% due 6/1/2009		1,714,286	1,712,756
Lehman Brothers Holdings Inc., 3.50% due 8/7/2008	A1/A	700,000	681,923
Lehman Brothers Holdings Inc. CPI Floating Rate Note, 4.97% due 5/12/2014	A1/A	5,190,000	5,144,795
Merrill Lynch & Co., 4.056% due 3/12/2007	Aa3/A+	5,000,000	4,957,000
Merrill Lynch & Co., 3.756% due 4/5/2006	Aa3/A+	5,000,000	5,000,000
Merrill Lynch & Co., 5.04% due 5/5/2014	Aa3/A+	1,000,000	990,570
Merrill Lynch & Co., CPI Floating Rate, 4.42% due 3/2/2009	Aa3/A+	3,000,000	2,979,330
Morgan Stanley Group, Inc., 2.79% due 1/18/2008	Aa3/A+	5,000,000	5,007,040
National Westminster Bank, 7.375% due 10/1/2009	Aa2/AA-	715,000	792,494
Principal Financial Group Australia, 8.20% due 8/15/2009	A2/A	700,000	785,569
Schwab Charles Corp., 6.30% due 4/28/2006	A2/A-	800,000	817,859
SLM Corp. CPI Floating Rate, 5.38% due 1/31/2014	A2/A	9,500,000	9,510,830
SLM Corp. CPI Floating Rate, 4.46% due 3/2/2009	A2/A	3,000,000	2,977,170
SLM Corp. Floating Rate, 2.91% due 7/25/2008	A2/A	3,000,000	3,006,561
SLM Corp. Floating Rate, 3.439% due 9/15/2008	A2/A	1,675,000	1,675,323
Toyota Motor Credit Corp., 2.875% due 8/1/2008	Aaa/AAA	800,000	765,046
Toyota Motor Credit Corp., 4.35% due 12/15/2010	Aaa/AAA	800,000	793,059

34 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Toyota Motor Credit Corp., 4.25% due 3/15/2010	Aaa/AAA	$3,450,000	$3,401,738
Toyota Motor Credit Corp., 2.70% due 1/30/2007	Aaa/AAA	3,300,000	3,220,259

			95,951,177

ENERGY — 3.79%

ENERGY EQUIPMENT & SERVICES — 3.34%
Amerenenergy Generating Co., 7.75% due 11/1/2005	A3/A-	850,000	870,119
Ashland Inc., 7.83% due 8/15/2005	Baa2/BBB	1,150,000	1,167,137
BJ Services Co. Note Series B, 7.00% due 2/1/2006	Baa2/BBB+	75,000	76,517
Central Power & Light Co., 7.125% due 2/1/2008	Baa1/BBB	2,000,000	2,135,820
Commonwealth Edison Co., 4.74% due 8/15/2010	A3/A-	975,000	975,586
El Paso Corp., 7.00% due 5/15/2011	Caa1/CCC+	700,000	672,000
Enterprise Products Participating LP, 7.50% due 2/1/2011	Baa3/BB+	250,000	276,181
EOG Resources Inc., 6.00% due 12/15/2008	Baa1/BBB+	450,000	469,932
Louis Dreyfus Natural Gas Corp., 6.875% due 12/1/2007	A3/BBB+	290,000	305,196
Murphy Oil Corp., 6.375% due 5/1/2012	Baa1/A-	750,000	814,737
Panenergy Corp., 7.00% due 10/15/2006	Baa3/BBB-	1,100,000	1,139,762
Phillips Petroleum Co., 9.375% due 2/15/2011	A3/A-	900,000	1,103,382
Phillips Petroleum Co., 8.75% due 5/25/2010	A3/A-	250,000	295,844
Questar Pipeline Co., 6.05% due 12/1/2008	A2/A+	425,000	446,046
Rio Tinto Finance, 5.75% due 7/3/2006	Aa3/A+	925,000	946,661
Smith International Inc. Senior Note, 7.00% due 9/15/2007	Baa1/BBB+	600,000	630,752
Sonat Inc., 7.625% due 7/15/2011	Caa1/CCC+	500,000	493,750
Transocean SedCo. Forex Inc., 6.625% due 4/15/2011	Baa2/A-	85,000	92,823

OIL & GAS — 0.45%
Occidental Petroleum Corp., 10.125% due 9/15/2009	Baa1/BBB+	315,000	376,372
Occidental Petroleum Corp., 7.375% due 11/15/2008	Baa1/BBB+	300,000	327,980
Occidental Petroleum Corp., 5.875% due 1/15/2007	Baa1/BBB+	800,000	822,393
Union Oil Co. California, 7.90% due 4/18/2008	Baa2/BBB+	200,000	216,712

			14,655,702

FOOD & DRUG RETAILING — 0.08%

FOOD & STAPLES RETAILING — 0.08%
General Mills, 5.50% due 1/12/2009	Baa2/BBB+	300,000	307,986

			307,986

FOOD BEVERAGE & TOBACCO — 1.85%

BEVERAGES — 1.05%
Anheuser Busch Co. Inc., 4.375% due 1/15/2013	A1/A+	2,000,000	1,944,594
Anheuser Busch Co. Inc., 5.625% due 10/1/2010	A1/A+	1,150,000	1,196,121
Coca Cola Co., 5.75% due 3/15/2011	Aa3/A+	200,000	210,068
Coca Cola Co., 4.00% due 6/1/2005	Aa3/A+	515,000	515,657
Conagra Inc., 7.875% due 9/15/2010	Baa1/BBB+	150,000	171,461

FOOD PRODUCTS — 0.80%
Diageo Finance BV, 3.00% due 12/15/2006	A2/A	925,000	907,177
Kellogg Co., 4.875% due 10/15/2005	Baa1/BBB+	186,000	186,936
Sara Lee Corp., 6.00% due 1/15/2008	A3/A+	900,000	938,207
Sysco International Co., 6.10% due 6/1/2012	A1/A+	1,000,000	1,072,717

			7,142,938

Certified Semi-Annual Report 35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
HEALTH CARE EQUIPMENT & SERVICES — 0.13%

HEALTH CARE EQUIPMENT & SUPPLIES — 0.13%
Baxter International Inc., 5.25% due 5/1/2007	Baa1/A-	$500,000	$506,582

			506,582

HOTELS RESTAURANTS & LEISURE — 0.19%

HOTELS RESTAURANTS & LEISURE — 0.19%
Hyatt Equities LLC, 9.25% due 5/15/2005	Baa3/BBB	225,000	226,062
Wendy’s International Inc., 6.35% due 12/15/2005	Baa1/BBB+	500,000	507,619

			733,681

HOUSEHOLD & PERSONAL PRODUCTS — 1.37%

PERSONAL PRODUCTS — 1.37%
Gillette Co., 4.00% due 6/30/2005	Aa3/AA-	2,000,000	2,003,454
Nike Inc., 5.50% due 8/15/2006	A2/A	900,000	917,998
Procter & Gamble Co., 4.75% due 6/15/2007	Aa3/AA-	350,000	354,845
Procter & Gamble Co., 4.30% due 8/15/2008	Aa3/AA-	2,000,000	2,004,084

			5,280,381

INSURANCE — 8.44%

INSURANCE — 8.44%
AIG Sunamerica Global Financing, 5.10% due 1/17/2007	Aaa/AAA	800,000	812,472
Allstate Corp., 5.375% due 12/1/2006	A1/A+	900,000	915,812
Allstate Life Global Funding, 4.00% due 4/2/2007	Aa2/AA	5,000,000	4,998,150
Hartford Life Inc., 7.10% due 6/15/2007	A3/A-	300,000	316,719
Liberty Mutual Group Inc., 5.75% due 3/15/2014	Baa3/BBB	1,000,000	982,847
Lincoln National Corp., 4.75% due 2/15/2014	A3/A-	1,000,000	962,377
Manufacturers Life Insurance Co., 7.875% due 4/15/2005	A1/AA-	855,000	855,513
Metlife Inc., 5.25% due 12/1/2006	A2/A	450,000	458,548
Old Republic International Corp., 7.00% due 6/15/2007	Aa3/A+	1,800,000	1,892,595
Principal Life Global Funding, 4.40% due 10/1/2010	Aa2/AA	4,000,000	3,907,492
Pacific Life Global Funding CPI Floating Rate, 5.44% due 2/6/2016	Aa3/AA	8,000,000	8,074,400
Principal Life Income Funding Tranche Trust 00006, 3.806% due 4/1/2016	Aa2/AA	5,000,000	4,900,350
Unumprovident Corp., 7.625% due 3/1/2011	Ba1/BB+	2,450,000	2,633,750
USF&G Corp., 7.125% due 6/1/2005	A3/BBB+	900,000	904,835

			32,615,860

MATERIALS — 1.76%

CHEMICALS — 1.24%
Chevron Phillips Chemical, 7.00% due 3/15/2011	Baa1/BBB+	500,000	548,255
Chevron Phillips Chemical, 5.375% due 6/15/2007	Baa1/BBB+	75,000	76,403
Chevrontexaco Capital Co., 3.50% due 9/17/2007	Aa2/AA	1,400,000	1,378,005
Dow Chemical Co., 5.75% due 12/15/2008	A3/A-	350,000	363,540
E.I. du Pont de Nemours & Co., 8.25% due 9/15/2006	Aa3/AA-	200,000	211,378
E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	Aa3/AA-	1,000,000	997,003
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	Aa3/AA-	325,000	309,680
Hoechst Celanese Corp., 7.125% due 3/15/2009	B2/NR	200,000	206,065

36 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Lafarge Corp., 6.375% due 7/15/2005	Baa1/BBB	$75,000	$75,571
Lubrizol Corp. Senior Note, 5.875% due 12/1/2008	Baa3/BB+	635,000	652,775
METALS & MINING — 0.52%
Minnesota Mining & Manufacturing Co., 4.15% due 6/30/2005	Aa1/AA	2,000,000	2,003,566

			6,822,241

MEDIA — 1.21%

MEDIA — 1.21%
AOL Time Warner Inc., 6.75% due 4/15/2011	Baa1/BBB+	750,000	810,446
E W Scripps Co. Ohio, 5.75% due 7/15/2012	A2/A	80,000	84,167
New York Times Co., 4.625% due 6/25/2007	A1/A+	300,000	302,215
Scholastic Corp., 5.75% due 1/15/2007	Baa2/BBB-	255,000	260,351
Thomson Corp., 4.25% due 8/15/2009	A3/A-	2,900,000	2,840,437
Time Warner Inc., 8.05% due 1/15/2016	Baa1/BBB+	200,000	234,152
Tribune Co., 6.875% due 11/1/2006	A3/NR	125,000	130,131

			4,661,899

MISCELLANEOUS — 0.47%

MISCELLANEOUS — 0.14%
Stanford University, 5.85% due 3/15/2009	Aaa/NA	500,000	523,839
YANKEE — 0.33%
Kreditanstalt Fur Wiederaufbau Nt, 3.25% due 7/16/2007	Aaa/AAA	435,000	427,614
Nova Scotia Province Canada, 5.75% due 2/27/2012	A2/A	500,000	529,198
Ontario Province Canada, 3.282% due 3/28/2008	Aa2/AA	335,000	325,087

			1,805,738

PHARMACEUTICALS & BIOTECHNOLOGY — 2.95%

BIOTECHNOLOGY — 2.42%
Abbott Labs, 6.40% due 12/1/2006	A1/AA	1,000,000	1,037,125
Abbott Labs, 3.75% due 3/15/2011	A1/AA	500,000	473,938
Bristol Myers Squibb Co., 4.75% due 10/1/2006	A1/A+	500,000	506,514
Eli Lilly & Co., 5.50% due 7/15/2006	Aa3/AA	1,850,000	1,883,624
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate, 5.106% due 2/1/2014	Baa1/A	5,450,000	5,472,236
PHARMACEUTICALS — 0.53%
Pharmacia Corp., 5.75% due 12/1/2005	A1/AAA	2,000,000	2,029,148

			11,402,585

RETAILING — 1.56%

DISTRIBUTORS — 0.03%
Dayton Hudson Corp., 9.625% due 2/1/2008	A2/A+	100,000	112,838
MULTILINE RETAIL — 1.53%
Costco Wholesale Corp., 5.50% due 3/15/2007	A2/A	500,000	512,795
Dillard’s Inc., 7.375% due 6/1/2006	B2/BB	150,000	156,000
Wal Mart Stores Inc., 4.125% due 2/15/2011	Aa2/AA	3,735,000	3,618,001
Wal-Mart Stores Inc., 6.875% due 8/10/2009	Aa2/AA	900,000	980,464

Certified Semi-Annual Report 37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Wal-Mart Stores Inc., 8.57% due 1/2/2010	Aa2/AA	$363,177	$394,461
Wal-Mart Stores Inc., 1992-A1 Pass Through Certificate, 7.49% due 6/21/2007	Aa2/AA	241,957	253,094

			6,027,653

SOFTWARE & SERVICES — 1.17%

INTERNET SOFTWARE & SERVICES — 1.17%
Electronic Data Systems Corp., 7.125% due 10/15/2009	Ba1/BBB-	2,500,000	2,687,093
Electronic Data Systems Corp., 6.00% due 8/1/2013	Ba1/BBB-	1,000,000	1,022,683
Reynolds & Reynolds, 7.00% due 12/15/2006	Baa2/BBB	800,000	821,200

			4,530,976

TECHNOLOGY HARDWARE & EQUIPMENT — 2.80%

COMPUTERS & PERIPHERALS — 2.80%
Computer Sciences Corp., 6.25% due 3/15/2009	A3/A	300,000	316,158
Computer Sciences Corp., 7.375% due 6/15/2011	A3/A	1,317,000	1,488,718
Computer Sciences Corp., 3.50% due 4/15/2008	A3/A	2,000,000	1,947,768
First Data Corp., 5.625% due 11/1/2011	A1/A+	900,000	942,319
First Data Corp., 6.375% due 12/15/2007	A1/A+	110,000	115,783
International Business Machines, 4.875% due 10/1/2006	A1/A+	500,000	506,687
International Business Machines, 4.25% due 9/15/2009	A1/A+	1,000,000	990,801
International Business Machines, 2.375% due 11/1/2006	A1/A+	2,825,000	2,764,285
Jabil Circuit Inc., 5.875% due 7/15/2010	Baa3/BB+	500,000	516,282
Oracle Corp., 6.91% due 2/15/2007	A3/A-	1,200,000	1,251,405

			10,840,206

TELECOMMUNICATION SERVICES — 1.05%

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.05%
Cingular Wireless, 5.625% due 12/15/2006	Baa2/A	900,000	919,421
GTE Hawaiian Telephone Inc., 7.375% due 9/1/2006 (Insured: MBIA)	Aaa/AAA	1,500,000	1,560,715
TCI Communications Inc., 8.00% due 8/1/2005	Baa3/BBB	50,000	50,702
Verizon Wireless Capital LLC, 5.375% due 12/15/2006	A3/A+	1,500,000	1,528,119

			4,058,957

TRANSPORTATION — 0.59%

AIRLINES — 0.53%
Continental Airlines Pass Through Certificate Series 1997 4 Class-4A, 6.90% due 1/2/2018	Baa3/A-	202,765	198,959
Delta Air Lines Inc. EETC Series 2001-1 Class-A, 6.619% due 3/18/2011	Ba1/BBB-	279,327	268,364
Northwest Airlines 1999-2 Class-A, 7.575% due 3/1/2019	Baa2/A-	125,909	127,305
Southwest Airlines Co., 7.875% due 9/1/2007	Baa1/A	1,012,000	1,087,416
Southwest Airlines Co., 5.10% due 5/1/2006	Aa2/AA+	366,212	370,451
ROAD & RAIL — 0.06%
CSX Corp., 7.45% due 5/1/2007	Baa2/BBB	225,000	239,105

			2,291,600

UTILITIES — 3.24%

ELECTRIC UTILITIES — 2.23%
Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	175,000	187,681
Gulf Power Co., 4.35% due 7/15/2013	A2/A	925,000	878,805

38 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Minnesota Power & Light Co., 7.00% due 2/15/2007	Baa1/A	$900,000	$944,003
Northern Border Pipeline Co., 6.25% due 5/1/2007	A3/BBB+	120,000	124,262
Northern States Power Co., 4.75% due 8/1/2010	A2/A-	2,825,000	2,820,353
Pacificorp, 6.75% due 4/1/2005	A3/A-	250,000	250,000
Pennsylvania Power & Light Co., 6.55% due 3/1/2006 (Insured: MBIA)	Aaa/AAA	210,000	215,250
PSI Energy Inc., 7.85% due 10/15/2007	Baa1/BBB	500,000	538,686
PSI Energy Inc., 6.65% due 6/15/2006	A3/A-	245,000	252,067
Public Service Electric & Gas Co., 6.75% due 3/1/2006 (Insured: MBIA)	Aaa/AAA	275,000	282,608
Texas Eastern Transmission Corp. Senior Note, 5.25% due 7/15/2007	Baa2/BBB	525,000	533,147
Wisconsin Energy Corp., 5.50% due 12/1/2008	A3/BBB+	350,000	361,285
Wisconsin Public Service Corp., 6.125% due 8/1/2011	Aa2/A+	1,150,000	1,242,167
GAS UTILITIES — 0.75%
Southern California Gas Co., 4.375% due 1/15/2011	A1/A+	225,000	219,922
Texas Municipal Gas Corp., 2.60% due 7/1/2007 (Insured: FSA)	Aaa/AAA	2,700,000	2,673,810
MULTI-UTILITIES & UNREGULATED POWER — 0.26%
Madison Gas & Electric Co., 6.02% due 9/15/2008	Aa3/AA-	950,000	990,752

			12,514,798

TOTAL CORPORATE BONDS (Cost $252,188,238)			253,691,781

Taxable Municipal Bonds — 13.61%
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	4,250,000	4,662,462
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	Aaa/AAA	300,000	299,499
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	Aaa/AAA	120,000	120,577
Arkansas Electric Coop Corp., 7.33% due 6/30/2008	A2/AA-	148,000	155,674
Arkansas State Taxable Water Waste Disposal Series A, 5.50% due 7/1/2005	Aa2/AA	300,000	301,755
Bessemer Alabama Water Revenue Taxable Warrants Series B, 7.375% due 7/1/2008 (Insured: FSA)	Aaa/AAA	900,000	941,625
Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)	Aaa/AAA	150,000	163,650
Burbank California Waste Disposal Revenue, 5.29% due 5/1/2007 (Insured: FSA)	Aaa/AAA	370,000	376,693
Burbank California Waste Disposal Revenue, 5.48% due 5/1/2008 (Insured: FSA)	Aaa/AAA	310,000	318,463
Chicago Illinois Taxable Neighborhoods Alive Series B, 5.20% due 1/1/2006 (Insured: FGIC)	Aaa/AAA	200,000	203,440
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/BBB+	2,035,000	1,986,974
Connecticut State Housing Finance Authority, 3.10% due 6/15/2032 put 12/1/2005 (Insured: AMBAC)	Aaa/AAA	1,870,000	1,859,696
Cook County Illinois Community College District 508, 6.90% due 5/1/2010 (Insured: AMBAC)	Aaa/AAA	600,000	627,642
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	Aaa/NR	250,000	247,372
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	Aaa/NR	150,000	149,223
Denver City & County Special Facilities Taxable Refunding & Improvement Series B, 7.15% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	900,000	962,163
Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011	NR/NR	240,000	228,907
Elkhart Indiana Redevelopment District Revenue, 4.80% due 12/15/2011	NR/NR	245,000	232,598
Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012	NR/NR	515,000	490,980
Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013	NR/NR	540,000	511,812
Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)	Aaa/NR	365,000	364,869
Hancock County Mississippi, 4.20% due 8/1/2008 (Insured: MBIA)	Aaa/NR	305,000	301,715
Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)	Aaa/NR	245,000	245,108
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)	Aaa/NR	315,000	315,331
Hanover Pennsylvania Area School District Taxable Notes Series B, 4.47% due 3/15/2013 (Insured: FSA)	Aaa/AAA	1,385,000	1,346,829
Jefferson County Texas Navigation Taxable Refunding, 5.50% due 5/1/2010 (Insured: FSA)	Aaa/NR	500,000	511,770
Jefferson Franklin, Etc. Counties Illinois Community College District 521, 3.00% due 1/1/2006 (Insured: FSA)	Aaa/NR	200,000	199,070

Certified Semi-Annual Report 39

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Jefferson Franklin, Etc. Counties Illinois Community College District 521, 3.625% due 1/1/2007 (Insured: FSA)	Aaa/NR	$300,000	$297,753
Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)	Aaa/AAA	575,000	555,921
Kendall Kane County Illinois School 308, 5.50% due 10/1/2011 (Insured: FGIC)	Aaa/NR	365,000	377,928
King County Washington GO, 7.55% due 12/1/2005	Aa1/AA+	405,000	415,591
Los Angeles County California Metropolitan Transport, 4.56% due 7/1/2010 (Insured: AMBAC)	Aaa/AAA	2,775,000	2,753,744
Maryland State Economic Development Corp., 7.25% due 6/1/2008 (Maryland Tech. Development Center Project)	NR/NR	365,000	379,056
McKeesport Pennsylvania Taxable Series B, 6.60% due 3/1/2006 (Insured: MBIA)	Aaa/AAA	240,000	246,139
Mississippi State Taxable Business Series V, 7.125% due 9/1/2006	NR/AA	140,000	145,888
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	Aa2/AA+	100,000	100,190
Multnomah County Oregon School District 1J Refunding Taxable, 4.191% due 6/15/2008	A2/A-	650,000	639,561
Muskegon County Michigan Taxable Notes, 3.00% due 6/1/2005	A3/A+	4,000,000	3,999,400
New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (ETM)	NR/NR	420,000	493,143
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/AAA	150,000	161,645
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014	Aa3/A+	150,000	157,331
New York Environmental Facilities, 5.85% due 3/15/2011	NR/AA-	3,500,000	3,692,010
New York State Housing Finance, 4.46% due 8/15/2009	Aa1/NR	520,000	514,998
New York State Thruway Authority Service Contract, 2.59% due 3/15/2006	A2/AA-	1,000,000	987,810
New York State Urban Development Corp., 4.75% due 12/15/2011	NR/AA	1,400,000	1,398,474
Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)	Aaa/NR	845,000	837,082
Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)	Aaa/NR	1,225,000	1,219,843
Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	360,000	353,700
Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,600,000	1,682,080
Ohio State Petroleum Underground Storage, 6.75% due 8/15/2008 (Insured: MBIA)	Aaa/AAA	835,000	843,818
Oregon State Department Administrative Lottery Revenue Taxable B, 4.90% due 4/1/2005 (Insured: FSA)	Aaa/AAA	205,000	205,000
Passaic County New Jersey Multi Modal Taxable Refunding Series B, 6.23% due 9/1/2005 (Insured: FSA)	Aaa/AAA	250,000	252,983
Pima County Arizona Industrial Development Authority Series E, 9.05% due 7/1/2008	Baa3/NR	245,000	251,816
Providence Rhode Island, 5.59% due 1/15/2008 (Insured: FGIC)	Aaa/AAA	340,000	351,261
Short Pump Town Center Community Development, 6.26% due 2/1/2009	NR/NR	1,000,000	970,910
Sisters Providence Obligation Group Direct Obligation Notes Series 1997, 7.47% due 10/1/2007	Aa3/AA	2,005,000	2,134,984
South Dakota State Building Authority Revenue, 7.00% due 9/1/2005 (ETM)	Aaa/AAA	400,000	405,868
St. Louis Missouri Municipal Finance Corp. Firemans Retirement System, 6.35% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	1,155,000	1,166,134
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: FSA)	Aaa/NR	355,000	361,656
Tennessee State Taxable Series B, 6.00% due 2/1/2013	Aa2/AA	500,000	527,065
Texas State Public Finance Authority Revenue, 3.125% due 6/15/2007	Aa2/AA	400,000	391,512
Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)	Aaa/AAA	245,000	260,256
University Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,078,250
Victor New York Taxable-Tax Increment, 9.20% due 5/1/2014	NR/NR	1,000,000	1,042,080
Virginia Housing Development Authority Taxable Rental Housing Series I, 7.30% due 2/1/2008	Aa1/AA+	505,000	538,305
Washington Pennsylvania, 4.30% due 9/1/2005 (Insured: FGIC)	Aaa/AAA	285,000	286,029
Waterloo Iowa Sewer Revenue Refunding Taxable Series B, 3.00% due 5/1/2005 (Insured: FSA)	Aaa/NR	245,000	244,998
West Valley City Utah Municipal Building Lease Refunding Taxable, 7.67% due 5/1/2006	Aa2/NR	1,500,000	1,556,580
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: FSA)	Aaa/AAA	200,000	198,934

TOTAL TAXABLE MUNICIPAL BONDS (Cost $52,460,064)			52,603,623

40 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Foreign Securities — 0.68%
Federal Republic of Germany, 5.00% due 8/19/2005 (EURO)	Aaa/AAA	$2,000,000	$2,620,225

TOTAL FOREIGN SECURITIES (Cost $1,873,461)			2,620,225

Short Term Investments — 4.91%
American General Finance Corp., 2.60% due 4/1/2005	A1+/P1	5,000,000	5,000,000
American General Finance Corp., 2.82% due 4/8/2005	A1+/P1	4,000,000	3,997,807
Morgan Stanley Dean Witter, 2.70% due 4/6/2005	A1+/P1	10,000,000	9,996,250

TOTAL SHORT TERM INVESTMENTS (Cost $18,994,057)			18,994,057

TOTAL INVESTMENTS — 100.22% (Cost $385,242,957)			$387,413,158

LIABILITIES NET OF OTHER ASSETS — (0.22)%			(858,917)

NET ASSETS — 100.00%			$386,554,241

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance

Certified Semi-Annual Report 41

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares,

(b) a deferred sales charge on redemptions of any part of all of a purchase of $1 million of Class A shares within 12 months of purchase, and

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase; and

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04–3/31/05
U.S. Government Fund
Class A Shares
Actual	$1,000	$995.00	$4.92
Hypothetical*	$1,000	$1,020.00	$4.98

Class B Shares
Actual	$1,000	$987.80	$11.95
Hypothetical*	$1,000	$1,012.90	$12.10

Class C Shares
Actual	$1,000	$993.10	$6.18
Hypothetical*	$1,000	$1,018.73	$6.26

Class I Shares
Actual	$1,000	$995.60	$3.33
Hypothetical*	$1,000	$1,021.60	$3.37

Class R1 Shares
Actual	$1,000	$994.60	$4.58
Hypothetical*	$1,000	$1,020.34	$4.64

Income Fund
Class A Shares
Actual	$1,000	$1,000.30	$4.96
Hypothetical*	$1,000	$1,019.98	$5.00

Class C Shares
Actual	$1,000	$999.00	$6.20
Hypothetical*	$1,000	$1,018.73	$6.26

Class I Shares
Actual	$1,000	$1,001.90	$3.34
Hypothetical*	$1,000	$1,021.60	$3.37

Class R1 Shares
Actual	$1,000	$1,000.10	$4.94
Hypothetical*	$1,000	$1,020.00	$4.99

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.99%; B: 2.41%; C: 1.24%; I: 0.67%; and R1: 0.92%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; I: 0.67%; and R1: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

42 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Limited Term Income Funds

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 43

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

405(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report 47

The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

Core Strategies for Building Wealth

Thornburg Limited Term Income Funds

I Shares

Semi-Annual Report – March 31, 2005

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Limited Term Income Funds

Laddering – an All Weather Strategy

The Funds’ objectives are to obtain as high a level of current income as is consistent with the preservation of capital.

Thornburg Limited Term U.S. Government Fund – The Fund is a laddered portfolio of short/ intermediate obligations issued by the U.S. Government, its agencies or instrumentalities with an average maturity of five years or less.

Thornburg Limited Term Income Fund – This Fund is a laddered portfolio of short/intermediate investment grade obligations with an average maturity of five years or less.

Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Limited Term Income Funds

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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Receive your shareholder reports and prospectus online instead of through traditional mail.

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www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

Thornburg Limited Term Income Funds

I Shares – March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes.

There is no up-front sales charge for Class I shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

The Lehman Brothers Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Consumer Price Index (“CPI”) – Measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

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Letter to Shareholders

Steve Bohlin

Portfolio Manager

April 15, 2005

Dear Fellow Shareholder,

I am pleased to present the Semi-Annual Report for the Thornburg Limited Term Income Fund and the Thornburg Limited Term U.S. Government Fund for the six months ended March 31, 2005. The net asset value of a Class I share of the Thornburg Limited Term Income Fund decreased 22 cents in the period to $12.58. If you were invested for the entire period, you received dividends of 24.4 cents per share. If you reinvested your dividends, you received 24.6 cents per share. The net asset value of a Class I share of the Thornburg Limited Term U.S. Government Fund decreased 24 cents in the period to $12.77. If you were invested for the entire period, you received dividends of 18.3 cents per share. If you reinvested your dividends, you received 18.5 cents per share. Please read the accompanying exhibits for more detailed information and history.

Interest rates on U.S. Treasuries were higher from short term to approximately 15 years out the yield curve on March 31, 2005 than at September 30, 2004. Most of this rise in interest rates has happened since February 9, 2005. For example, the yield on a 5-year U.S. Treasury ranged between a low of 3.25% and a high of 4.33% over the period and the yield on a 10-year U.S. Treasury ranged between a low of 3.97% and a high of 4.64%. While the front end of the yield curve has been steadily rising over the last 6 months, the 10-year and longer segment traded in a narrow range until February 9, 2005 before starting to move upward since. Quality spreads (the additional yield on a corporate bond) contracted through January before starting to rise in the last two months.

Putting income and the change in price together, the Class I shares of the Thornburg Limited Term Income Fund produced a total return of 0.19% over the six-month period, assuming a beginning-of-the-period investment at the net asset value. The Lehman Intermediate Government/Credit Index produced a (0.47)% total return over the same time period. The Class I shares of the Thornburg Limited Term U.S. Government Fund produced a total return of (0.44)% over the six-month period, assuming a beginning-of-the-period investment at the net asset value. The Lehman Intermediate Government Index produced a (0.50)% total return over the same time period. The Funds kept their duration shorter than the Indices during the fourth quarter of 2004, during which time longer-term interest rates stayed fairly steady and longer duration bonds tended to outperform. Because the Funds kept their durations shorter and allocated a larger portion of their portfolios to short-term bonds, their returns fell short of the Indices in the fourth quarter of 2004 and outperformed the Indices in the first quarter of 2005 when interest rates rose across the yield curve. We have kept our durations shorter than the Indices thus far in 2005, because we believe doing so will improve the Funds’ return relative to the Indices if interest rates rise further.

Interest rates have risen since the Chairman of the Federal Reserve Board called the level of long-term interest rates a “conundrum” in Congressional testimony. In past cycles, the yield on the 10-year Treasury has always been higher 12 months after the Federal Open Market Committee (FOMC) started raising the Fed Funds Rate. While the recent upward movements in long-term rates have closed the gap, the yield on the 10-year Treasury is still below the level on June 30, 2004, when the FOMC started the current rate hikes. While the FOMC has increased rates seven times to 2.75%, the increase in inflation has kept short-term real (after inflation) rates at approximately the same level as in June

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2004; and, longer-term real rates have actually fallen. While it is difficult to pinpoint all of the reasons for this “conundrum”, the huge influx of foreign investments has helped keep interest rates down. Almost 50% of all marketable U.S. Treasuries are now held offshore, up from 35% five years ago, 40% three years ago, and 43% one year ago. Foreign holders held $390 billion more U.S. Treasuries in January 2005 than they did at January 2004. That is only $10 billion less than the U.S. Budget Deficit for 2004.

While foreigners are funding the nation’s debt, the U.S. economy continues to grow. This cyclical expansion has been sustained by steady consumer spending, a boom in housing and, more recently, strength in business spending. If high fuel prices and rising interest rates were affecting economic growth, those effects would appear first in the spending data. That has not shown up in the data yet. The consensus forecast is for steady U.S. economic growth, as measured by 3% to 4% growth in real GDP. If strong GDP growth continues and employment is rising, the last ingredient for the Fed is low inflation. In order for the Fed to keep its “measured pace” of tightening, inflation has to remain contained. The members of the FOMC have stated that they do not believe that long-term inflation is much of a problem. However, the large increases in prices for energy and commodities have helped fuel speculation that inflation is on the rise in the near term.

It appears evident that the FOMC intends to keep increasing the Fed Funds rate at a “measured pace” until a neutral policy stance, which would be at least the rate of inflation, is achieved. The bond market tries to be proactive, however. If it is believed that the FOMC will have to accelerate their “pace”, the bond market may start increasing yields in the marketplace faster as well. Remember that the yield on the 10-year Treasury is still below the level when the Fed started raising rates. We are cognizant of this as we manage the portfolios for the future.

Regardless of the direction of interest rates, we believe your Funds are well positioned. The Thornburg Limited Term Income Fund and the Thornburg Limited Term U.S. Government Fund are laddered portfolios of short-to-intermediate bonds. We keep the portfolios laddered over a time period ranging from one day to approximately ten years, with the average maturity of the portfolios always no more than five years. Some of the bonds are always coming close to maturity, but never too many at one time. We feel a laddered maturity portfolio of short-to-intermediate bonds is a sensible strategy over time. Intermediate bonds have proven to be a sensible part of a portfolio. They can provide stability to the underlying principal, they can provide income for the portfolio, and, over the years, they have provided an attractive return versus money market instruments.

Thank you for investing in our Funds. We feel the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for investors who want a short-to-intermediate bond portfolio. While future performance cannot be guaranteed, we feel that we are well positioned, and we will maintain a steady course.

Sincerely,

Steven J. Bohlin
Managing Director

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STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	March 31, 2005 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
ASSETS
Investments at value (cost $208,679,525 and $385,242,957, respectively)	$205,310,699	$387,413,158
Cash	1,215,684	1,146,710
Principal receivable	11,963	0
Receivable for fund shares sold	254,645	1,570,577
Interest receivable	1,983,249	3,734,092
Prepaid expenses and other assets	41,809	49,562

Total Assets	208,818,049	393,914,099

LIABILITIES
Payable for securities purchased	0	5,000,000
Payable for fund shares redeemed	830,301	1,713,413
Payable to investment advisor and other affiliates (Note 3)	133,221	249,279
Accounts payable and accrued expenses	37,402	126,857
Dividends payable	92,117	270,309

Total Liabilities	1,093,041	7,359,858

NET ASSETS	$207,725,008	$386,554,241

NET ASSETS CONSIST OF:
Distribution in excess of net investment gain (loss)	$(13,850)	$(13,235)
Net unrealized appreciation (depreciation) on investments	(3,368,826)	2,170,728
Accumulated net realized gain (loss)	(742,028)	(3,713,956)
Net capital paid in on shares of beneficial interest	211,849,712	388,110,704

	$207,725,008	$386,554,241

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($152,665,364 and $231,567,917 applicable to 11,949,811 and 18,402,304 shares of beneficial interest outstanding - Note 4)	$12.78	$12.58
Maximum sales charge, 1.50% of offering price	0.19	0.19

Maximum Offering Price Per Share	$12.97	$12.77

Class B Shares:
Net asset value and offering price per share * ($2,191,173 applicable to 171,899 shares of beneficial interest outstanding - Note 4)	$12.75	$0

Class C Shares:
Net asset value and offering price per share * ($37,921,873 and $ 62,570,537 applicable to 2,950,335 and 4,981,611 shares of beneficial interest outstanding - Note 4)	$12.85	$12.56

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STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2005 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
Class I Shares:
Net asset value, offering and redemption price per share ($14,278,602 and $91,362,863 applicable to 1,117,705 and 7,261,403 shares of beneficial interest outstanding - Note 4)	$12.77	$12.58

Class R1 Shares:
Net asset value, offering and redemption price per share ($667,996 and $1,052,924 applicable to 52,253 and 83,632 shares of beneficial interest outstanding - Note 4)	$12.78	$12.59

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2005 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $990,581 and $613,254, respectively)	$3,658,694	$8,583,928

Total Income	3,658,694	8,583,928

EXPENSES:
Investment advisory fees (Note 3)	407,170	972,223
Administration fees (Note 3)
Class A Shares	98,844	144,969
Class B Shares	1,488	0
Class C Shares	25,726	40,375
Class I Shares	3,755	22,839
Class R1 Shares	279	615
Distribution and service fees (Note 3)
Class A Shares	197,688	289,938
Class B Shares	11,887	0
Class C Shares	205,070	322,515
Class R1 Shares	1,118	2,470
Transfer agent fees
Class A Shares	79,205	108,990
Class B Shares	7,954	0
Class C Shares	25,810	43,840
Class I Shares	11,531	27,610
Class R1 Shares	2,362	3,042
Registration and filing fees
Class A Shares	17,070	23,638
Class B Shares	4,967	0
Class C Shares	15,076	13,300
Class I Shares	10,736	12,539
Class R1 Shares	11,893	11,627
Custodian fees (Note 3)	59,855	87,340
Professional fees	15,445	19,555
Accounting fees	11,820	22,960
Trustee fees	6,373	6,670
Other expenses	39,260	66,801

Total Expenses	1,272,382	2,243,856
Less:
Expenses reimbursed by investment advisor (Note 3)	(47,401)	(212,168)
Distribution and service fees waived (Note 3)	(102,535)	(161,257)
Fees paid indirectly (Note 3)	(4,136)	(5,530)

Net Expenses	1,118,310	1,864,901

Net Investment Income	$2,540,384	$6,719,027

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STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2005 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$918	$(635,765)

	918	(635,765)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,761,871)	(5,985,293)
Foreign currency translation	0	266

	(3,761,871)	(5,985,027)

Net Realized and Unrealized Loss	(3,760,953)	(6,620,792)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(1,220,569)	$98,235

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income gain	$2,540,384	$6,108,467
Net realized gain on investments	918	2,572,794
Increase (Decrease) in unrealized appreciation (depreciation) on investments	(3,761,871)	(6,634,413)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,220,569)	2,046,848
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,026,466)	(4,505,818)
Class B Shares	(13,495)	(42,140)
Class C Shares	(475,252)	(1,193,563)
Class I Shares	(214,397)	(363,591)
Class R1 Shares	(5,881)	(3,340)
FUND SHARE TRANSACTIONS - (Note 4):
Class A Shares	(7,980,201)	(10,449,346)
Class B Shares	(161,506)	(628,485)
Class C Shares	(4,739,070)	(11,845,239)
Class I Shares	1,650,954	19,693
Class R1 Shares	254,014	421,885

Net Decrease in Net Assets	(14,931,869)	(26,543,096)
NET ASSETS:
Beginning of period	222,656,877	249,199,973

End of period	$207,725,008	$222,656,877

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income gain	$6,719,027	$11,970,046
Net realized loss on investments and foreign currency	(635,765)	(1,197,633)
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	(5,985,027)	(3,681,220)

Net Increase in Net Assets Resulting from Operations	98,235	7,091,193
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(4,092,826)	(7,103,088)
Class C Shares	(1,059,197)	(1,897,482)
Class I Shares	(1,758,313)	(3,012,694)
Class R1 Shares	(17,215)	(8,104)
FUND SHARE TRANSACTIONS - (Note 4):
Class A Shares	5,387,221	48,582,688
Class C Shares	(1,704,954)	11,375,293
Class I Shares	2,951,970	31,761,582
Class R1 Shares	159,527	903,829

Net Increase (Decrease) in Net Assets	(35,552)	87,693,217
NET ASSETS:
Beginning of period	386,589,793	298,896,576

End of period	$386,554,241	$386,589,793

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing ten series of shares of beneficial interest in addition to those of the Funds: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the preservation of capital.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. Each class of shares of a fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes have different reinvestment privileges. Additionally, each fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining net asset value, the Trust utilize an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Funds are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments, of the Fund, to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Funds will record the transaction and reflect the value in determining each fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the each fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds are declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2005 (Unaudited)

and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the period ended March 31, 2005, these fees were payable at annual rates ranging from .375 of 1% to ..275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each fund’s asset size. The Trust also have an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Funds’ shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R1 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the period ended March 31, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $1,571, $3,463, $14,815, $12,853, and $14,699 for the Class A, B, C, I, and R1 shares, respectively, of the Government Fund and $112,519, $51,559, $32,251, and $15,839 for the Class A, C, I, and R1 shares, respectively, of the Income Fund.

The Trust has an underwriting agreements with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the period ended March 31, 2005, the Distributor has advised the Funds that it earned net commissions aggregating $611 and $(661) from the sales of Class A shares of the Government Fund and Income Fund, respectively, and collected contingent deferred sales charges aggregating $2,530 and $7,147 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to the Class A, Class B, Class C, and Class R1 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust have also adopted Distribution Plans pursuant to Rule 12b-1, applicable to each fund’s Class B, Class C, and Class R1 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R1 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to these

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2005 (Unaudited)

classes. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the period ended March 31, 2005, are set forth in the Statements of Operations. Distribution fees of $102,535 and $161,257 respectively for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Funds’ cash on deposit with the bank. This deposit agreement is an alternative to overnight investments.

Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $4,136 and $5,530 for the Government and Income Fund respectively.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,393,750	$18,007,048	3,221,701	$42,079,302
Shares issued to shareholders in reinvestment of dividends	117,733	1,518,468	258,973	3,377,519
Shares repurchased	(2,130,118)	(27,505,717)	(4,285,525)	(55,906,167)

Net Increase (Decrease)	(618,635)	$(7,980,201)	(804,851)	$(10,449,346)

Class B Shares
Shares sold	25,912	$335,123	78,261	$1,011,694
Shares issued to shareholders in reinvestment of dividends	752	9,691	1,992	25,958
Shares repurchased	(39,341)	(506,320)	(128,014)	(1,666,137)

Net Increase (Decrease)	(12,677)	$(161,506)	(47,761)	$(628,485)

Class C Shares
Shares sold	241,056	$3,128,398	728,926	$9,584,018
Shares issued to shareholders in reinvestment of dividends	27,104	351,595	67,056	880,006
Shares repurchased	(633,484)	(8,219,063)	(1,700,988)	(22,309,263)

Net Increase (Decrease)	(365,324)	$(4,739,070)	(905,006)	$(11,845,239)

Class I Shares
Shares sold	327,727	$4,256,656	415,995	$5,417,464
Shares issued to shareholders in reinvestment of dividends	14,470	186,539	23,453	305,738
Shares repurchased	(216,550)	(2,792,241)	(436,875)	(5,703,509)

Net Increase (Decrease)	125,647	$1,650,954	2,573	$19,693

16 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2005 (Unaudited)

GOVERNMENT FUND (cont.)

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
Class R1 Shares
Shares sold	28,054	$359,884	33,177	$432,173
Shares issued to shareholders in reinvestment of dividends	378	4,876	186	2,416
Shares repurchased	(8,576)	(110,746)	(972)	(12,704)

Net Increase (Decrease)	19,856	$254,014	32,391	$421,885

INCOME FUND

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,542,786	$32,376,672	7,793,807	$99,954,867
Shares issued to shareholders in reinvestment of dividends	237,696	3,020,847	403,134	5,160,648
Shares repurchased	(2,361,929)	(30,010,298)	(4,413,893)	(56,532,827)

Net Increase (Decrease)	418,553	$5,387,221	3,783,048	$48,582,688

Class C Shares
Shares sold	553,804	$7,036,535	2,147,268	$27,537,572
Shares issued to shareholders in reinvestment of dividends	57,066	724,103	100,334	1,282,321
Shares repurchased	(745,312)	(9,465,592)	(1,365,887)	(17,444,600)

Net Increase (Decrease)	(134,442)	$(1,704,954)	881,715	$11,375,293

Class I Shares
Shares sold	1,255,895	$15,994,255	4,876,662	$62,615,919
Shares issued to shareholders in reinvestment of dividends	124,564	1,583,259	214,441	2,744,433
Shares repurchased	(1,149,986)	(14,625,544)	(2,637,669)	(33,598,770)

Net Increase (Decrease)	230,473	$2,951,970	2,453,434	$31,761,582

Class R1 Shares
Shares sold	19,984	$255,222	71,754	$911,924
Shares issued to shareholders in reinvestment of dividends	687	8,724	223	2,855
Shares repurchased	(8,159)	(104,419)	(863)	(10,950)

Net Increase (Decrease)	12,512	$159,527	71,114	$903,829

Certified Semi-Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2005 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Funds had purchase and sale transactions of investment securities (excluding short-term investments) of $39,516,822 and $18,198,208, for the Government Fund and $68,940,289 and $57,532,897 for the Income Fund, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purpose	$208,679,525	$385,250,944

Gross unrealized appreciation on a tax basis	$859,198	$5,383,630
Gross unrealized depreciation on a tax basis	(4,228,024)	(3,221,416)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(3,368,826)	$2,162,214

At March 31, 2005, the Government Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

2009	$729,335
2010	13,611

$742,946

At March 31, 2005, the Income Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

2008	$497,824
2009	650,941
2010	308,333

$1,457,098

As of March 31, 2005, the Income Fund had deferred capital losses occurring subsequent to October 31, 2003 of $1,613,106. For tax purposes, such losses will be reflected in the year ending September 30, 2005.

18 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.01		$13.22	$13.27	$12.77	$12.03	$12.05

Income from investment operations:
Net investment income	0.18		0.39	0.51	0.62	0.72	0.72
Net realized and unrealized gain (loss) on investments	(0.24)		(0.21)	(0.05)	0.50	0.74	(0.02)

Total from investment operations	(0.06)		0.18	0.46	1.12	1.46	0.70
Less dividends from:
Net investment income	(0.18)		(0.39)	(0.51)	(0.62)	(0.72)	(0.72)

Change in net asset value	(0.24)		(0.21)	(0.05)	0.50	0.74	(0.02)
NET ASSET VALUE, end of period	$12.77		$13.01	$13.22	$13.27	$12.77	$12.03

RATIOS/SUPPLEMENTAL DATA
Total return (a)	(0.44)%		1.37%	3.51%	9.11%	12.45%	6.07%
Ratios to average net assets:
Net investment income	2.70	% (b)	2.95%	3.77%	4.86%	5.79%	6.06%
Expenses, after expense reductions	0.67	% (b)	0.67%	0.64%	0.61%	0.61%	0.60%
Expenses, after expense reductions
and net of custody credits	0.67	% (b)	0.67%	0.62%	0.60%	—	—
Expenses, before expense reductions	0.84	% (b)	0.77%	0.82%	1.04%	1.21%	1.08%

Portfolio turnover rate	9.12%		12.39%	35.06%	4.34%	15.23%	19.66%

Net assets at end of period (000)	$14,279		$12,905	$13,085	$6,960	$3,992	$3,819

(a)	Not annualized for periods less than one year.

(b)	Annualized.

Certified Semi-Annual Report    19

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.80		$12.99	$12.79	$12.55	$11.90	$11.93

Income from investment operations:
Net investment income	0.24		0.47	0.55	0.65	0.77	0.77
Net realized and unrealized gain (loss) on investments	(0.22)		(0.19)	0.20	0.24	0.65	(0.03)

Total from investment operations	0.02		0.28	0.75	0.89	1.42	0.74
Less dividends from:
Net investment income	(0.24)		(0.47)	(0.55)	(0.65)	(0.77)	(0.77)

Change in net asset value	(0.22)		(0.19)	0.20	0.24	0.65	(0.03)
NET ASSET VALUE, end of period	$12.58		$12.80	$12.99	$12.79	$12.55	$11.90

RATIOS/SUPPLEMENTAL DATA
Total return (a)	0.19%		2.29%	5.89%	7.38%	12.29%	6.46%
Ratios to average net assets:
Net investment income	3.75	% (b)	3.64%	4.23%	5.19%	6.24%	6.54%
Expenses, after expense reductions	0.67	% (b)	0.67%	0.69%	0.69%	0.70%	0.69%
Expenses, after expense reductions
and net of custody credits	0.67	% (b)	0.67%	0.69%	0.69%	—	—
Expenses, before expense reductions	0.74	% (b)	0.72%	0.76%	0.78%	0.89%	1.00%
Portfolio turnover rate	15.55%		22.73%	18.86%	21.63%	20.54%	59.46%
Net assets at end of period (000)	$91,363		$90,025	$59,473	$39,281	$24,298	$12,094

(a)	Not annualized for periods less than one year.

(b)	Annualized.

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	March 31, 2005 (Unaudited)

CUSIPS: Class A - 885-215-103, CLASS B - 885-215-848, CLASS C - 885-215-830, CLASS I - 885-215-699, CLASS R1 - 885-215-491 NASDAQ SYMBOLS: CLASS A - LTUSX, CLASS B - LTUBX, CLASS C - LTUCX, CLASS I - LTUIX, CLASS R1 - LTURX

Issuer-Description	Principal Amount	Value
U.S. Treasury Securities — 48.52%
United States Treasury Notes, 6.50% due 5/15/2005	$4,900,000	$4,922,203
United States Treasury Notes, 6.50% due 8/15/2005	4,500,000	4,558,711
United States Treasury Notes, 5.75% due 11/15/2005	7,000,000	7,107,187
United States Treasury Notes, 5.625% due 2/15/2006	3,000,000	3,059,297
United States Treasury Notes, 4.625% due 5/15/2006	5,500,000	5,566,171
United States Treasury Notes, 7.00% due 7/15/2006	2,000,000	2,084,844
United States Treasury Notes, 2.375% due 8/15/2006	2,890,000	2,841,683
United States Treasury Notes, 4.375% due 5/15/2007	9,000,000	9,100,547
United States Treasury Notes, 6.125% due 8/15/2007	4,000,000	4,205,625
United States Treasury Notes, 2.625% due 5/15/2008	10,000,000	9,606,250
United States Treasury Notes, 5.50% due 5/15/2009	10,000,000	10,535,938
United States Treasury Notes, 6.50% due 2/15/2010	15,000,000	16,518,750
United States Treasury Notes, 5.75% due 8/15/2010	6,000,000	6,439,687
United States Treasury Notes, 3.625% due 5/15/2013	15,000,000	14,240,625

TOTAL U.S. TREASURY SECURITIES (Cost $ 103,790,896)		100,787,518

U.S. Government Agencies — 45.51%
Federal Agricultural Mortgage Corp., 5.86% due 3/3/2006	900,000	917,917
Federal Agricultural Mortgage Corp., 8.07% due 7/17/2006	1,000,000	1,052,588
Federal Agricultural Mortgage Corp., 6.71% due 7/28/2014	200,000	226,333
Federal Farm Credit Bank, 1.875% due 1/16/2007	4,650,000	4,487,126
Federal Farm Credit Bank, 6.75% due 7/7/2009	350,000	380,676
Federal Farm Credit Bank Consolidated MTN, 5.875% due 7/28/2008	1,900,000	1,989,909
Federal Farm Credit Bank Consolidated MTN, 5.87% due 9/2/2008	1,300,000	1,361,679
Federal Farm Credit Bank Consolidated MTN, 5.35% due 12/11/2008	200,000	206,408
Federal Farm Credit Bank Consolidated MTN, 5.80% due 3/19/2009	300,000	314,809
Federal Farm Credit Bank Consolidated MTN, 6.06% due 5/28/2013	240,000	258,838
Federal Home Loan Bank, 6.345% due 11/1/2005	100,000	101,640
Federal Home Loan Bank, 5.24% due 12/7/2005	225,000	227,576
Federal Home Loan Bank, 5.37% due 1/20/2006	100,000	101,385
Federal Home Loan Bank, 2.25% due 5/15/2006	3,000,000	2,951,455
Federal Home Loan Bank, 2.25% due 10/12/2006	3,975,000	3,920,130
Federal Home Loan Bank, 7.76% due 11/21/2006	200,000	211,707
Federal Home Loan Bank, 3.09% due 2/22/2007	5,000,000	4,985,520
Federal Home Loan Bank, 7.00% due 2/15/2008	150,000	160,900
Federal Home Loan Bank, 5.48% due 1/8/2009	1,250,000	1,295,149
Federal Home Loan Bank, 5.985% due 4/9/2009	1,000,000	1,055,610
Federal Home Loan Bank, 5.79% due 4/27/2009	200,000	209,753
Federal Home Loan Bank, 3.00% due 4/29/2009	1,750,000	1,726,565
Federal Home Loan Bank, 3.40% due 11/12/2010	2,750,000	2,670,375
Federal Home Loan Mortgage Corp., 5.98% due 12/8/2005	75,000	76,244
Federal Home Loan Mortgage Corp., 6.80% due 3/19/2007	300,000	315,099
Federal Home Loan Mortgage Corp., 2.00% due 4/27/2007	5,000,000	4,994,450
Federal Home Loan Mortgage Corp., 3.42% due 6/2/2009	5,000,000	4,999,040
Federal Home Loan Mortgage Corp. CMO Series 2137 Class TM, 6.50% due 1/15/2028	58,272	58,582
Federal Home Loan Mortgage Corp. CMO Series 2603 Class TN, 4.00% due 10/15/2011	270,041	269,686
Federal Home Loan Mortgage Corp. CMO Series 2821 Class YI, 5.50% due 9/15/2014	2,877,111	2,935,272

Certified Semi-Annual Report 21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2005 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal Home Loan Mortgage Corp. Preassign 00483 Series 2592, 5.00% due 7/15/2014	$1,000,000	$1,007,272
Federal Home Loan Mortgage Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	2,282,459	2,260,809
Federal Home Loan Mortgage Corp., Pool # 141016, 9.25% due 11/1/2016	99,496	108,831
Federal Home Loan Mortgage Corp., Pool # 141412, 8.50% due 4/1/2017	170,068	181,815
Federal Home Loan Mortgage Corp., Pool # 160043, 8.75% due 4/1/2008	16,894	17,445
Federal Home Loan Mortgage Corp., Pool # 181730, 8.50% due 5/1/2008	17,458	17,935
Federal Home Loan Mortgage Corp., Pool # 252986, 10.75% due 4/1/2010	40,516	44,024
Federal Home Loan Mortgage Corp., Pool # 256764, 8.75% due 10/1/2014	9,979	10,263
Federal Home Loan Mortgage Corp., Pool # 260486, 9.00% due 1/1/2010	4,583	4,672
Federal Home Loan Mortgage Corp., Pool # 273822, 8.50% due 4/1/2009	79,467	81,420
Federal Home Loan Mortgage Corp., Pool # 291880, 8.25% due 5/1/2017	2,321	2,365
Federal Home Loan Mortgage Corp., Pool # 294817, 9.75% due 1/1/2017	65,678	72,681
Federal Home Loan Mortgage Corp., Pool # 298107, 10.25% due 8/1/2017	28,206	31,696
Federal Home Loan Mortgage Corp., Pool # C90041, 6.50% due 11/1/2013	63,040	65,265
Federal Home Loan Mortgage Corp., Pool # D06908, 9.50% due 9/1/2017	8,921	9,492
Federal Home Loan Mortgage Corp., Pool # D37120, 7.00% due 7/1/2023	72,831	77,016
Federal Home Loan Mortgage Corp., Pool # E00170, 8.00% due 7/1/2007	56,072	57,869
Federal Home Loan Mortgage Corp., Pool # E49074, 6.50% due 7/1/2008	36,612	38,289
Federal Home Loan Mortgage Corp., Pool # E61778, 6.50% due 4/1/2008	53,053	55,481
Federal Home Loan Mortgage Corp., Pool # E65962, 7.00% due 5/1/2008	4,568	4,807
Federal National Mortgage Association, 2.15% due 7/21/2006	750,000	733,808
Federal National Mortgage Association, 3.193% due 1/23/2009	2,000,000	1,999,864
Federal National Mortgage Association CMO Series 1992-22 Class HC, 7.00% due 3/25/2007	153,722	156,548
Federal National Mortgage Association CMO Series 1993-101 Class PJ, 7.00% due 6/25/2008	674,296	693,153
Federal National Mortgage Association CMO Series 1993-122 Class D, 6.50% due 6/25/2023	202,071	206,351
Federal National Mortgage Association CMO Series 1993-32 Class H, 6.00% due 3/25/2023	217,377	222,622
Federal National Mortgage Association CMO Series G1993-35 Class JD, 6.50% due 11/25/2006	630,783	641,356
Federal National Mortgage Association CPI Floating Rate, 3.00% due 2/17/2009	3,000,000	3,000,150
Federal National Mortgage Association, Pool # 008307, 8.00% due 5/1/2008	84,291	86,927
Federal National Mortgage Association, Pool # 019535, 10.25% due 7/1/2008	9,845	10,415
Federal National Mortgage Association, Pool # 033356, 9.25% due 8/1/2016	87,507	95,241
Federal National Mortgage Association, Pool # 040526, 9.25% due 1/1/2017	5,536	5,732
Federal National Mortgage Association, Pool # 044003, 8.00% due 6/1/2017	75,059	80,674
Federal National Mortgage Association, Pool # 050811, 7.50% due 12/1/2012	69,190	72,460
Federal National Mortgage Association, Pool # 050832, 7.50% due 6/1/2013	86,802	90,872
Federal National Mortgage Association, Pool # 076388, 9.25% due 9/1/2018	79,816	87,839
Federal National Mortgage Association, Pool # 077725, 9.75% due 10/1/2018	43,161	46,041
Federal National Mortgage Association, Pool # 100286, 7.50% due 8/1/2009	202,436	209,249
Federal National Mortgage Association, Pool # 112067, 9.50% due 10/1/2016	57,690	63,468
Federal National Mortgage Association, Pool # 156156, 8.50% due 4/1/2021	70,184	73,701
Federal National Mortgage Association, Pool # 190555, 7.00% due 1/1/2014	51,773	53,929
Federal National Mortgage Association, Pool # 190703, 7.00% due 3/1/2009	46,818	49,324
Federal National Mortgage Association, Pool # 190836, 7.00% due 6/1/2009	114,205	120,317
Federal National Mortgage Association, Pool # 250387, 7.00% due 11/1/2010	87,650	92,341
Federal National Mortgage Association, Pool # 250481, 6.50% due 11/1/2015	35,970	37,242
Federal National Mortgage Association, Pool # 251258, 7.00% due 9/1/2007	49,528	50,859
Federal National Mortgage Association, Pool # 251759, 6.00% due 5/1/2013	129,130	133,578
Federal National Mortgage Association, Pool # 252648, 6.50% due 5/1/2022	342,012	356,160
Federal National Mortgage Association, Pool # 252787, 7.00% due 8/1/2006	23,066	23,232
Federal National Mortgage Association, Pool # 303383, 7.00% due 12/1/2009	83,097	87,544
Federal National Mortgage Association, Pool # 312663, 7.50% due 6/1/2010	115,875	122,411
Federal National Mortgage Association, Pool # 323706, 7.00% due 2/1/2009	142,356	149,974
Federal National Mortgage Association, Pool # 323735, 5.50% due 5/1/2006	2,269,919	2,293,238

22 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2005 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal National Mortgage Association, Pool # 334996, 7.00% due 2/1/2011	$88,947	$93,707
Federal National Mortgage Association, Pool # 342947, 7.25% due 4/1/2024	599,619	639,414
Federal National Mortgage Association, Pool # 345775, 8.50% due 12/1/2024	52,494	55,064
Federal National Mortgage Association, Pool # 373942, 6.50% due 12/1/2008	67,502	70,677
Federal National Mortgage Association, Pool # 382889, 7.35% due 12/1/2010	304,113	326,919
Federal National Mortgage Association, Pool # 382926, 7.37% due 12/1/2010	338,241	363,824
Federal National Mortgage Association, Pool # 384243, 6.10% due 10/1/2011	620,543	647,861
Federal National Mortgage Association, Pool # 384746, 5.86% due 2/1/2009	1,062,539	1,108,512
Federal National Mortgage Association, Pool # 385714, 4.70% due 1/1/2010	3,195,272	3,203,022
Federal National Mortgage Association, Pool # 406384, 8.25% due 12/1/2024	244,031	260,079
Federal National Mortgage Association, Pool # 443909, 6.50% due 9/1/2018	246,824	255,940
Federal National Mortgage Association, Pool # 460568, 5.20% due 12/1/2006	3,500,000	3,547,111
Federal National Mortgage Association, Pool # 516363, 5.00% due 3/1/2014	280,647	281,579
Federal National Mortgage Association, Pool # 555207, 7.00% due 11/1/2017	173,352	182,629
Federal National Mortgage Association, Preassign 00478, 3.125% due 12/8/2008	3,665,000	3,614,436
Federal National Mortgage Association, Preassign 00494, 2.62% due 12/5/2007	1,000,000	989,738
Federal National Mortgage Association, Preassign 00603, 3.25% due 6/16/2009	4,000,000	3,962,167
Government National Mortgage Association CMO Series 2001-65 Class PG, 6.00% due 7/20/2028	1,830,548	1,858,673
Government National Mortgage Association CMO Series 2002-67 Class VA, 6.00% due 3/20/2013	448,483	459,086
Government National Mortgage Association CMO Series 2003-67 Class PN, 4.00% due 11/20/2020	795,784	794,745
Government National Mortgage Association, Pool # 000623, 8.00% due 9/20/2016	74,121	79,669
Government National Mortgage Association, Pool # 016944, 7.50% due 5/15/2007	77,709	83,504
Government National Mortgage Association, Pool # 296697, 9.50% due 10/15/2005	8,570	8,700
Government National Mortgage Association, Pool # 306636, 8.25% due 12/15/2006	33,427	34,332
Government National Mortgage Association, Pool # 369693, 7.00% due 1/15/2009	132,778	140,630
Government National Mortgage Association, Pool # 409921, 7.50% due 8/15/2010	98,287	104,258
Government National Mortgage Association, Pool # 410240, 7.00% due 12/15/2010	61,530	65,130
Government National Mortgage Association, Pool # 410271, 7.50% due 8/15/2010	58,368	61,913
Government National Mortgage Association, Pool # 410846, 7.00% due 12/15/2010	87,602	92,728
Government National Mortgage Association, Pool # 430150, 7.25% due 12/15/2026	72,882	78,234
Government National Mortgage Association, Pool # 447040, 7.75% due 5/15/2027	52,835	57,269
Government National Mortgage Association, Pool # 453928, 7.00% due 7/15/2017	132,224	140,958
Government National Mortgage Association, Pool # 780063, 7.00% due 9/15/2008	34,568	36,613
Government National Mortgage Association, Pool # 780448, 6.50% due 8/15/2011	180,918	190,671
Overseas Private Investment Corp., 4.10% due 11/15/2014	2,500,800	2,430,202
Private Export Funding Corp., 4.974% due 8/15/2013	2,700,000	2,747,766
Tennessee Valley Authority, 4.75% due 8/1/2013	3,000,000	3,012,918
United States Government General Services, 7.62% due 9/15/2010	1,568,579	1,686,223

TOTAL U.S. GOVERNMENT AGENCIES (Cost $94,890,838)		94,525,389

Short Term Investments — 4.81%
Federal Home Loan Bank Discount Notes, 2.65% due 4/4/2005	10,000,000	9,997,792

TOTAL SHORT TERM INVESTMENTS (Cost $9,997,791)		9,997,792

TOTAL INVESTMENTS — 98.84% (Cost $208,679,525)		$205,310,699

OTHER ASSETS LESS LIABILITIES — 1.16%		2,414,309
NET ASSETS — 100.00%		$207,725,008

Certified Semi-Annual Report 23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2005 (Unaudited)

SUMMARY OF TYPES OF HOLDINGS

Footnote Legend

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

MTN  Medium-Term Note

24 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

CUSIPS: Class A - 885-215-509, CLASS C - 885-215-764, CLASS I - 885-215-681, CLASS R1 - 885-215-483

NASDAQ SYMBOLS: CLASS A - THIFX, CLASS C - THICX, CLASS I - THIIX, CLASS R1 - THIRX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
U.S.Treasury Securities — 3.78%
United States Treasury Notes, 6.50% due 5/15/2005	Aaa/AAA	$1,100,000	$1,104,984
United States Treasury Notes, 4.625% due 5/15/2006	Aaa/AAA	4,500,000	4,554,140
United States Treasury Notes, 4.75% due 11/15/2008	Aaa/AAA	1,500,000	1,536,211
United States Treasury Notes, 5.75% due 8/15/2010	Aaa/AAA	2,500,000	2,683,203
United States Treasury Notes, 3.625% due 5/15/2013	Aaa/AAA	5,000,000	4,746,875

TOTAL U.S.TREASURY SECURITIES (Cost $14,700,772)			14,625,413

U.S. Government Agencies — 9.61%
Federal Home Loan Bank, 6.00% due 8/25/2005	Aaa/AAA	50,000	50,533
Federal Home Loan Bank, 2.25% due 5/15/2006	Aaa/AAA	2,000,000	1,967,637
Federal Home Loan Bank, 3.09% due 2/22/2007	Aaa/AAA	1,370,000	1,366,032
Federal Home Loan Bank, 4.875% due 5/15/2007	Aaa/AAA	150,000	152,131
Federal Home Loan Bank, 2.25% due 9/24/2007	Aaa/AAA	1,000,000	993,544
Federal Home Loan Bank, 5.833% due 1/23/2008	Aaa/AAA	500,000	520,462
Federal Home Loan Bank, 5.785% due 4/14/2008	Aaa/AAA	75,000	78,128
Federal Home Loan Bank, 5.835% due 7/15/2008	Aaa/AAA	300,000	313,546
Federal Home Loan Bank, 5.085% due 10/7/2008	Aaa/AAA	250,000	255,610
Federal Home Loan Bank, 5.038% due 10/14/2008	Aaa/AAA	200,000	204,187
Federal Home Loan Bank, 5.365% due 12/11/2008	Aaa/AAA	75,000	77,388
Federal Home Loan Bank, 3.00% due 12/15/2008	Aaa/AAA	3,000,000	2,961,569
Federal Home Loan Bank, 5.985% due 4/9/2009	Aaa/AAA	85,000	89,727
Federal Home Loan Bank, 3.00% due 9/22/2009	Aaa/AAA	1,500,000	1,483,426
Federal Home Loan Mortgage Corp., 9.00% due 10/1/2005	Aaa/AAA	1,931	1,953
Federal Home Loan Mortgage Corp., 3.42% due 6/2/2009	Aaa/AAA	5,000,000	4,999,040
Federal Home Loan Mortgage Corp. CMO Series 2821 Class YI, 5.50% due 9/15/2014	Aaa/AAA	2,878,061	2,936,242
Federal Home Loan Mortgage Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	Aaa/AAA	2,282,459	2,260,809
Federal National Mortgage Association, 3.25% due 3/29/2007	Aaa/AAA	4,550,000	4,479,813
Federal National Mortgage Association, 5.185% due 11/1/2008	Aaa/AAA	467,973	476,272
Federal National Mortgage Association, 6.00% due 12/1/2008	Aaa/AAA	106,928	110,545
Federal National Mortgage Association, 8.00% due 12/1/2009	Aaa/AAA	34,083	35,741
Federal National Mortgage Association, 7.00% due 3/1/2011	Aaa/AAA	59,991	63,202
Federal National Mortgage Association, 6.42% due 4/1/2011	Aaa/AAA	2,396,032	2,512,662
Federal National Mortgage Association, 8.266% due 5/1/2011	Aaa/AAA	579,544	637,014
Federal National Mortgage Association, 5.095% due 12/1/2011	Aaa/AAA	127,695	129,594
Federal National Mortgage Association, 7.491% due 8/1/2014	Aaa/AAA	38,411	39,263
Federal National Mortgage Association CMO Series 2003-64 Class Ec, 5.50% due 5/25/2030	Aaa/AAA	1,248,989	1,263,298
Federal National Mortgage Association CPI Floating Rate, 4.396% due 2/17/2009	Aaa/AAA	5,000,000	5,000,250
Federal National Mortgage Association, Pool # 460568, 5.20% due 12/1/2006	Aaa/AAA	800,000	810,768
Government National Mortgage Association, Pool # 003007, 8.50% due 11/20/2015	Aaa/AAA	29,129	31,127
Government National Mortgage Association, Pool # 827148, 3.375% due 2/20/2024	Aaa/AAA	41,125	41,446
Government National Mortgage Association CMO Series 2003-67 Class PN, 4.00% due 11/20/2020	Aaa/AAA	808,519	807,462

TOTAL U.S. GOVERNMENT AGENCIES (Cost $37,169,800)			37,150,421

Certified Semi-Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Asset Back Securities — 2.00%
Associates Manufactured Housing Trust 1996-1 A5, 7.60% due 3/15/2027	Aaa/AAA	$441,809	$450,153
Small Business Administration, 4.638% due 2/1/2015		3,325,000	3,262,906
Washington Mutual Series 02-AR10, Class-A6, 4.816% due 10/25/2032	Aaa/AAA	70,476	70,134
Washington Mutual Series 03-AR10, Class-A4, 4.075% due 10/25/2033	Aaa/AAA	2,000,000	1,985,417
Washington Mutual Series 03-AR12, Class-A4, 3.743% due 2/25/2034	Aaa/AAA	2,000,000	1,959,028

TOTAL ASSET BACK SECURITIES (Cost $7,856,565)			7,727,638

Corporate Bonds — 65.63%
BANKS — 3.01%
COMMERCIAL BANKS — 3.01%
Bank of America Corp., 4.375% due 12/1/2010	Aa2/AA-	1,675,000	1,649,173
Capital One Bank, 6.70% due 5/15/2008	Baa2/BBB	1,665,000	1,764,059
Fifth Third Bank, Cincinnati Ohio, 3.375% due 8/15/2008	Aa1/AA-	2,500,000	2,413,445
HSBC USA Inc., 8.375% due 2/15/2007	A1/A+	700,000	750,476
Mercantile Bancorp, 7.30% due 6/15/2007	Aa3/A	1,000,000	1,061,517
Nations Bank Corp., 7.23% due 8/15/2012	Aa2/A+	250,000	278,890
Northern Trust Co., 6.25% due 6/2/2008	A1/A+	500,000	530,677
PNC Funding Corp., 6.875% due 7/15/2007	A3/BBB+	95,000	100,219
Suntrust Bank Atlanta Georgia, 2.50% due 5/4/2006	Aa2/AA-	2,200,000	2,161,311
Union Planters Corp., 6.75% due 11/1/2005	A2/A-	120,000	121,854
US Bank, 5.625% due 11/30/2005	Aa1/AA-	385,000	390,037
US Bank, 6.30% due 7/15/2008	Aa2/A+	400,000	422,892

			11,644,550

CAPITAL GOODS — 3.24%
MACHINERY — 3.24%
Caterpillar Financial Services Corp., 6.40% due 2/15/2008	A2/A	250,000	258,088
Emerson Electric Co., 5.75% due 11/1/2011	A2/A	800,000	838,837
General American Railcar Corp., 6.69% due 9/20/2016	A3/AA-	220,184	217,306
Hubbell Inc., 6.375% due 5/15/2012	A3/A+	1,000,000	1,081,306
Illinois Tool Works Inc., 5.75% due 3/1/2009	Aa3/AA	3,715,000	3,891,139
John Deere Capital Corp., 5.125% due 10/19/2006	A3/A-	450,000	457,087
Johnson Controls Inc., 5.00% due 11/15/2006	A2/A	1,000,000	1,012,442
Pentair Inc., 7.85% due 10/15/2009	Baa3/BBB	1,000,000	1,111,621
Pitney Bowes Inc., 5.875% due 5/1/2006	Aa3/A+	900,000	917,970
Pitney Bowes Inc., 4.625% due 10/1/2012	Aa3/A+	900,000	890,978
Pitney Bowes Inc., 3.875% due 6/15/2013	Aa3/A+	2,000,000	1,850,120

			12,526,894

COMMERCIAL SERVICES & SUPPLIES — 1.91%
COMMERCIAL SERVICES & SUPPLIES — 1.91%
Aramark Services Inc., 7.00% due 7/15/2006	Baa3/BBB-	250,000	257,443
Science Applications International Corp., 6.75% due 2/1/2008	A3/A-	250,000	265,593
Science Applications International Corp., 6.25% due 7/1/2012	A3/A-	1,000,000	1,064,721
Valassis Communications, 6.625% due 1/15/2009	Baa3/BBB-	1,700,000	1,798,998
Waste Management Inc., 6.875% due 5/15/2009	Baa3/BBB	725,000	780,195

26 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Waste Management Inc., 7.375% due 8/1/2010	Baa3/BBB	$500,000	$557,224
Waste Management Inc., 6.50% due 11/15/2008	Baa3/BBB	1,000,000	1,060,075
WMX Technologies Inc., 7.00% due 5/15/2005	Baa3/BBB	1,010,000	1,012,854
WMX Technologies Inc., 7.00% due 10/15/2006	Baa3/BBB	550,000	572,274

			7,369,377

DIVERSIFIED FINANCIALS — 24.82%
DIVERSIFIED FINANCIAL SERVICES — 24.82%
American General Finance Corp., 4.625% due 9/1/2010	A1/A+	200,000	197,751
Bear Stearns Co. Inc., 4.50% due 10/28/2010	A1/A	1,500,000	1,474,427
Beneficial Corp., 6.80% due 7/22/2005	A1/A	1,000,000	1,009,439
Berkshire Hathaway Finance Corp. Senior Note, 4.625% due 10/15/2013	Aaa/AAA	1,000,000	973,164
Dun & Bradstreet Corp., 6.625% due 3/15/2006	NR/A-	75,000	76,715
General Electric Capital Corp., 7.75% due 6/9/2009	Aaa/AAA	200,000	222,827
General Electric Capital Corp., 3.372% due 5/30/2008	Aaa/AAA	494,000	492,436
General Electric Capital Corp., 4.25% due 12/1/2010	Aaa/AAA	2,000,000	1,952,670
General Electric Capital Corp., 2.749% due 3/2/2009	Aaa/AAA	5,000,000	4,910,000
General Electric Capital Corp., 4.375% due 11/21/2011	Aaa/AAA	1,500,000	1,464,579
General Electric Capital Corp., 7.375% due 1/19/2010	Aaa/AAA	400,000	445,019
General Electric Capital Corp., 5.00% due 2/15/2007	Aaa/AAA	2,900,000	2,944,121
General Electric Capital Corp. Floating Rate Note, 3.13% due 12/15/2009	Aaa/AAA	1,000,000	1,001,088
Hartford Financial Services Group Inc. Senior Note, 4.625% due 7/15/2013	A3/A-	1,000,000	959,864
Household Finance Corp., 7.20% due 7/15/2006	A1/A	550,000	571,293
Household Finance Corp., 5.75% due 1/30/2007	A1/A	400,000	410,556
Household Finance Corp., 5.90% due 5/15/2006	A1/A	100,000	101,182
Household Finance Corp., 5.20% due 8/15/2005	A1/A	400,000	401,804
Household Finance Corp., 6.40% due 9/15/2009	A1/A	400,000	411,563
Household Finance Corp. CPI Floating Rate Note, 4.34% due 8/10/2009	A1/A	5,000,000	4,910,350
International Lease Finance Corp., 5.95% due 6/6/2005	A1/AA-	950,000	954,337
International Lease Finance Corp., 4.55% due 10/15/2009	A1/AA-	2,500,000	2,477,578
International Lease Finance Corp. Floating Rate Note, 3.06% due 1/15/2010	A1/AA-	4,050,000	4,048,817
Jefferies Group Inc. Senior Note Series B, 7.50% due 8/15/2007	Baa1/BBB	2,600,000	2,782,767
JP Morgan Chase Co., Tranche Senior 00046, 4.00% due 6/28/2009	Aa3/A+	5,000,000	5,094,950
JP Morgan Chase Co., 4.50% due 11/15/2010	Aa3/A+	1,465,000	1,442,558
Legg Mason Mortgage Capital Corp., 3.283% due 6/1/2009		1,714,286	1,712,756
Lehman Brothers Holdings Inc., 3.50% due 8/7/2008	A1/A	700,000	681,923
Lehman Brothers Holdings Inc. CPI Floating Rate Note, 4.97% due 5/12/2014	A1/A	5,190,000	5,144,795
Merrill Lynch & Co., 4.056% due 3/12/2007	Aa3/A+	5,000,000	4,957,000
Merrill Lynch & Co., 3.756% due 4/5/2006	Aa3/A+	5,000,000	5,000,000
Merrill Lynch & Co., 5.04% due 5/5/2014	Aa3/A+	1,000,000	990,570
Merrill Lynch & Co., CPI Floating Rate, 4.42% due 3/2/2009	Aa3/A+	3,000,000	2,979,330
Morgan Stanley Group, Inc., 2.79% due 1/18/2008	Aa3/A+	5,000,000	5,007,040
National Westminster Bank, 7.375% due 10/1/2009	Aa2/AA-	715,000	792,494
Principal Financial Group Australia, 8.20% due 8/15/2009	A2/A	700,000	785,569
Schwab Charles Corp., 6.30% due 4/28/2006	A2/A-	800,000	817,859
SLM Corp. CPI Floating Rate, 5.38% due 1/31/2014	A2/A	9,500,000	9,510,830
SLM Corp. CPI Floating Rate, 4.46% due 3/2/2009	A2/A	3,000,000	2,977,170
SLM Corp. Floating Rate, 2.91% due 7/25/2008	A2/A	3,000,000	3,006,561
SLM Corp. Floating Rate, 3.439% due 9/15/2008	A2/A	1,675,000	1,675,323
Toyota Motor Credit Corp., 2.875% due 8/1/2008	Aaa/AAA	800,000	765,046
Toyota Motor Credit Corp., 4.35% due 12/15/2010	Aaa/AAA	800,000	793,059
Toyota Motor Credit Corp., 4.25% due 3/15/2010	Aaa/AAA	$3,450,000	$3,401,738

Certified Semi-Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Toyota Motor Credit Corp., 2.70% due 1/30/2007	Aaa/AAA	$3,300,000	$3,220,259

			95,951,177

ENERGY — 3.79%
ENERGY EQUIPMENT & SERVICES — 3.34%
Amerenenergy Generating Co., 7.75% due 11/1/2005	A3/A-	850,000	870,119
Ashland Inc., 7.83% due 8/15/2005	Baa2/BBB	1,150,000	1,167,137
BJ Services Co. Note Series B, 7.00% due 2/1/2006	Baa2/BBB+	75,000	76,517
Central Power & Light Co., 7.125% due 2/1/2008	Baa1/BBB	2,000,000	2,135,820
Commonwealth Edison Co., 4.74% due 8/15/2010	A3/A-	975,000	975,586
El Paso Corp., 7.00% due 5/15/2011	Caa1/CCC+	700,000	672,000
Enterprise Products Participating LP, 7.50% due 2/1/2011	Baa3/BB+	250,000	276,181
EOG Resources Inc., 6.00% due 12/15/2008	Baa1/BBB+	450,000	469,932
Louis Dreyfus Natural Gas Corp., 6.875% due 12/1/2007	A3/BBB+	290,000	305,196
Murphy Oil Corp., 6.375% due 5/1/2012	Baa1/A-	750,000	814,737
Panenergy Corp., 7.00% due 10/15/2006	Baa3/BBB-	1,100,000	1,139,762
Phillips Petroleum Co., 9.375% due 2/15/2011	A3/A-	900,000	1,103,382
Phillips Petroleum Co., 8.75% due 5/25/2010	A3/A-	250,000	295,844
Questar Pipeline Co., 6.05% due 12/1/2008	A2/A+	425,000	446,046
Rio Tinto Finance, 5.75% due 7/3/2006	Aa3/A+	925,000	946,661
Smith International Inc. Senior Note, 7.00% due 9/15/2007	Baa1/BBB+	600,000	630,752
Sonat Inc., 7.625% due 7/15/2011	Caa1/CCC+	500,000	493,750
Transocean SedCo. Forex Inc., 6.625% due 4/15/2011	Baa2/A-	85,000	92,823
OIL & GAS — 0.45%
Occidental Petroleum Corp., 10.125% due 9/15/2009	Baa1/BBB+	315,000	376,372
Occidental Petroleum Corp., 7.375% due 11/15/2008	Baa1/BBB+	300,000	327,980
Occidental Petroleum Corp., 5.875% due 1/15/2007	Baa1/BBB+	800,000	822,393
Union Oil Co. California, 7.90% due 4/18/2008	Baa2/BBB+	200,000	216,712

			14,655,702

FOOD & DRUG RETAILING — 0.08%
FOOD & STAPLES RETAILING — 0.08%
General Mills, 5.50% due 1/12/2009	Baa2/BBB+	300,000	307,986

			307,986

FOOD BEVERAGE & TOBACCO — 1.85%
BEVERAGES — 1.05%
Anheuser Busch Co. Inc., 4.375% due 1/15/2013	A1/A+	2,000,000	1,944,594
Anheuser Busch Co. Inc., 5.625% due 10/1/2010	A1/A+	1,150,000	1,196,121
Coca Cola Co., 5.75% due 3/15/2011	Aa3/A+	200,000	210,068
Coca Cola Co., 4.00% due 6/1/2005	Aa3/A+	515,000	515,657
Conagra Inc., 7.875% due 9/15/2010	Baa1/BBB+	150,000	171,461
FOOD PRODUCTS — 0.80%
Diageo Finance BV, 3.00% due 12/15/2006	A2/A	925,000	907,177
Kellogg Co., 4.875% due 10/15/2005	Baa1/BBB+	186,000	186,936
Sara Lee Corp., 6.00% due 1/15/2008	A3/A+	900,000	938,207
Sysco International Co., 6.10% due 6/1/2012	A1/A+	1,000,000	1,072,717

			7,142,938

28 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
HEALTH CARE EQUIPMENT & SERVICES — 0.13%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.13%
Baxter International Inc., 5.25% due 5/1/2007	Baa1/A-	$500,000	$506,582

			506,582

HOTELS RESTAURANTS & LEISURE — 0.19%
HOTELS RESTAURANTS & LEISURE — 0.19%
Hyatt Equities LLC, 9.25% due 5/15/2005	Baa3/BBB	225,000	226,062
Wendy’s International Inc., 6.35% due 12/15/2005	Baa1/BBB+	500,000	507,619

			733,681

HOUSEHOLD & PERSONAL PRODUCTS — 1.37%
PERSONAL PRODUCTS — 1.37%
Gillette Co., 4.00% due 6/30/2005	Aa3/AA-	2,000,000	2,003,454
Nike Inc., 5.50% due 8/15/2006	A2/A	900,000	917,998
Procter & Gamble Co., 4.75% due 6/15/2007	Aa3/AA-	350,000	354,845
Procter & Gamble Co., 4.30% due 8/15/2008	Aa3/AA-	2,000,000	2,004,084

			5,280,381

INSURANCE — 8.44%
INSURANCE — 8.44%
AIG Sunamerica Global Financing, 5.10% due 1/17/2007	Aaa/AAA	800,000	812,472
Allstate Corp., 5.375% due 12/1/2006	A1/A+	900,000	915,812
Allstate Life Global Funding, 4.00% due 4/2/2007	Aa2/AA	5,000,000	4,998,150
Hartford Life Inc., 7.10% due 6/15/2007	A3/A-	300,000	316,719
Liberty Mutual Group Inc., 5.75% due 3/15/2014	Baa3/BBB	1,000,000	982,847
Lincoln National Corp., 4.75% due 2/15/2014	A3/A-	1,000,000	962,377
Manufacturers Life Insurance Co., 7.875% due 4/15/2005	A1/AA-	855,000	855,513
Metlife Inc., 5.25% due 12/1/2006	A2/A	450,000	458,548
Old Republic International Corp., 7.00% due 6/15/2007	Aa3/A+	1,800,000	1,892,595
Principal Life Global Funding, 4.40% due 10/1/2010	Aa2/AA	4,000,000	3,907,492
Pacific Life Global Funding CPI Floating Rate, 5.44% due 2/6/2016	Aa3/AA	8,000,000	8,074,400
Principal Life Income Funding Tranche Trust 00006, 3.806% due 4/1/2016	Aa2/AA	5,000,000	4,900,350
Unumprovident Corp., 7.625% due 3/1/2011	Ba1/BB+	2,450,000	2,633,750
USF&G Corp., 7.125% due 6/1/2005	A3/BBB+	900,000	904,835

			32,615,860

MATERIALS — 1.76%
CHEMICALS — 1.24%
Chevron Phillips Chemical, 7.00% due 3/15/2011	Baa1/BBB+	500,000	548,255
Chevron Phillips Chemical, 5.375% due 6/15/2007	Baa1/BBB+	75,000	76,403
Chevrontexaco Capital Co., 3.50% due 9/17/2007	Aa2/AA	1,400,000	1,378,005
Dow Chemical Co., 5.75% due 12/15/2008	A3/A-	350,000	363,540
E.I. du Pont de Nemours & Co., 8.25% due 9/15/2006	Aa3/AA-	200,000	211,378
E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	Aa3/AA-	1,000,000	997,003
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	Aa3/AA-	325,000	309,680
Hoechst Celanese Corp., 7.125% due 3/15/2009	B2/NR	200,000	206,065
Lafarge Corp., 6.375% due 7/15/2005	Baa1/BBB	75,000	75,571

Certified Semi-Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Lubrizol Corp. Senior Note, 5.875% due 12/1/2008	Baa3/BB+	$635,000	$652,775
METALS & MINING — 0.52%
Minnesota Mining & Manufacturing Co., 4.15% due 6/30/2005	Aa1/AA	2,000,000	2,003,566

			6,822,241

MEDIA — 1.21%
MEDIA — 1.21%
AOL Time Warner Inc., 6.75% due 4/15/2011	Baa1/BBB+	750,000	810,446
E W Scripps Co. Ohio, 5.75% due 7/15/2012	A2/A	80,000	84,167
New York Times Co., 4.625% due 6/25/2007	A1/A+	300,000	302,215
Scholastic Corp., 5.75% due 1/15/2007	Baa2/BBB-	255,000	260,351
Thomson Corp., 4.25% due 8/15/2009	A3/A-	2,900,000	2,840,437
Time Warner Inc., 8.05% due 1/15/2016	Baa1/BBB+	200,000	234,152
Tribune Co., 6.875% due 11/1/2006	A3/NR	125,000	130,131

			4,661,899

MISCELLANEOUS — 0.47%
MISCELLANEOUS — 0.14%
Stanford University, 5.85% due 3/15/2009	Aaa/NA	500,000	523,839
YANKEE — 0.33%
Kreditanstalt Fur Wiederaufbau Nt, 3.25% due 7/16/2007	Aaa/AAA	435,000	427,614
Nova Scotia Province Canada, 5.75% due 2/27/2012	A2/A	500,000	529,198
Ontario Province Canada, 3.282% due 3/28/2008	Aa2/AA	335,000	325,087

			1,805,738

PHARMACEUTICALS & BIOTECHNOLOGY — 2.95%
BIOTECHNOLOGY — 2.42%
Abbott Labs, 6.40% due 12/1/2006	A1/AA	1,000,000	1,037,125
Abbott Labs, 3.75% due 3/15/2011	A1/AA	500,000	473,938
Bristol Myers Squibb Co., 4.75% due 10/1/2006	A1/A+	500,000	506,514
Eli Lilly & Co., 5.50% due 7/15/2006	Aa3/AA	1,850,000	1,883,624
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate, 5.106% due 2/1/2014	Baa1/A	5,450,000	5,472,236
PHARMACEUTICALS — 0.53%
Pharmacia Corp., 5.75% due 12/1/2005	A1/AAA	2,000,000	2,029,148

			11,402,585

RETAILING — 1.56%
DISTRIBUTORS — 0.03%
Dayton Hudson Corp., 9.625% due 2/1/2008	A2/A+	100,000	112,838
MULTILINE RETAIL — 1.53%
Costco Wholesale Corp., 5.50% due 3/15/2007	A2/A	500,000	512,795
Dillard’s Inc., 7.375% due 6/1/2006	B2/BB	150,000	156,000
Wal Mart Stores Inc., 4.125% due 2/15/2011	Aa2/AA	3,735,000	3,618,001
Wal-Mart Stores Inc., 6.875% due 8/10/2009	Aa2/AA	900,000	980,464

30 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Wal-Mart Stores Inc., 8.57% due 1/2/2010	Aa2/AA	$363,177	$394,461
Wal-Mart Stores Inc., 1992-A1 Pass Through Certificate, 7.49% due 6/21/2007	Aa2/AA	241,957	253,094

			6,027,653

SOFTWARE & SERVICES — 1.17%
INTERNET SOFTWARE & SERVICES — 1.17%
Electronic Data Systems Corp., 7.125% due 10/15/2009	Ba1/BBB-	2,500,000	2,687,093
Electronic Data Systems Corp., 6.00% due 8/1/2013	Ba1/BBB-	1,000,000	1,022,683
Reynolds & Reynolds, 7.00% due 12/15/2006	Baa2/BBB	800,000	821,200

			4,530,976

TECHNOLOGY HARDWARE & EQUIPMENT — 2.80%
COMPUTERS & PERIPHERALS — 2.80%
Computer Sciences Corp., 6.25% due 3/15/2009	A3/A	300,000	316,158
Computer Sciences Corp., 7.375% due 6/15/2011	A3/A	1,317,000	1,488,718
Computer Sciences Corp., 3.50% due 4/15/2008	A3/A	2,000,000	1,947,768
First Data Corp., 5.625% due 11/1/2011	A1/A+	900,000	942,319
First Data Corp., 6.375% due 12/15/2007	A1/A+	110,000	115,783
International Business Machines, 4.875% due 10/1/2006	A1/A+	500,000	506,687
International Business Machines, 4.25% due 9/15/2009	A1/A+	1,000,000	990,801
International Business Machines, 2.375% due 11/1/2006	A1/A+	2,825,000	2,764,285
Jabil Circuit Inc., 5.875% due 7/15/2010	Baa3/BB+	500,000	516,282
Oracle Corp., 6.91% due 2/15/2007	A3/A-	1,200,000	1,251,405

			10,840,206

TELECOMMUNICATION SERVICES — 1.05%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.05%
Cingular Wireless, 5.625% due 12/15/2006	Baa2/A	900,000	919,421
GTE Hawaiian Telephone Inc., 7.375% due 9/1/2006 (Insured: MBIA)	Aaa/AAA	1,500,000	1,560,715
TCI Communications Inc., 8.00% due 8/1/2005	Baa3/BBB	50,000	50,702
Verizon Wireless Capital LLC, 5.375% due 12/15/2006	A3/A+	1,500,000	1,528,119

			4,058,957

TRANSPORTATION — 0.59%
AIRLINES — 0.53%
Continental Airlines Pass Through Certificate Series 1997 4 Class-4A, 6.90% due 1/2/2018	Baa3/A-	202,765	198,959
Delta Air Lines Inc. EETC Series 2001-1 Class-A, 6.619% due 3/18/2011	Ba1/BBB-	279,327	268,364
Northwest Airlines 1999-2 Class-A, 7.575% due 3/1/2019	Baa2/A-	125,909	127,305
Southwest Airlines Co., 7.875% due 9/1/2007	Baa1/A	1,012,000	1,087,416
Southwest Airlines Co., 5.10% due 5/1/2006	Aa2/AA+	366,212	370,451
ROAD & RAIL — 0.06%
CSX Corp., 7.45% due 5/1/2007	Baa2/BBB	225,000	239,105

			2,291,600

UTILITIES — 3.24%
ELECTRIC UTILITIES — 2.23%
Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	175,000	187,681
Gulf Power Co., 4.35% due 7/15/2013	A2/A	925,000	878,805

Certified Semi-Annual Report 31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Minnesota Power & Light Co., 7.00% due 2/15/2007	Baa1/A	$900,000	$944,003
Northern Border Pipeline Co., 6.25% due 5/1/2007	A3/BBB+	120,000	124,262
Northern States Power Co., 4.75% due 8/1/2010	A2/A-	2,825,000	2,820,353
Pacificorp, 6.75% due 4/1/2005	A3/A-	250,000	250,000
Pennsylvania Power & Light Co., 6.55% due 3/1/2006 (Insured: MBIA)	Aaa/AAA	210,000	215,250
PSI Energy Inc., 7.85% due 10/15/2007	Baa1/BBB	500,000	538,686
PSI Energy Inc., 6.65% due 6/15/2006	A3/A-	245,000	252,067
Public Service Electric & Gas Co., 6.75% due 3/1/2006 (Insured: MBIA)	Aaa/AAA	275,000	282,608
Texas Eastern Transmission Corp. Senior Note, 5.25% due 7/15/2007	Baa2/BBB	525,000	533,147
Wisconsin Energy Corp., 5.50% due 12/1/2008	A3/BBB+	350,000	361,285
Wisconsin Public Service Corp., 6.125% due 8/1/2011	Aa2/A+	1,150,000	1,242,167
GAS UTILITIES — 0.75%
Southern California Gas Co., 4.375% due 1/15/2011	A1/A+	225,000	219,922
Texas Municipal Gas Corp., 2.60% due 7/1/2007 (Insured: FSA)	Aaa/AAA	2,700,000	2,673,810
MULTI-UTILITIES & UNREGULATED POWER — 0.26%
Madison Gas & Electric Co., 6.02% due 9/15/2008	Aa3/AA-	950,000	990,752

			12,514,798

TOTAL CORPORATE BONDS (Cost $252,188,238)			253,691,781

Taxable Municipal Bonds — 13.61%
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	4,250,000	4,662,462
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	Aaa/AAA	300,000	299,499
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	Aaa/AAA	120,000	120,577
Arkansas Electric Coop Corp., 7.33% due 6/30/2008	A2/AA-	148,000	155,674
Arkansas State Taxable Water Waste Disposal Series A, 5.50% due 7/1/2005	Aa2/AA	300,000	301,755
Bessemer Alabama Water Revenue Taxable Warrants Series B, 7.375% due 7/1/2008 (Insured: FSA)	Aaa/AAA	900,000	941,625
Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)	Aaa/AAA	150,000	163,650
Burbank California Waste Disposal Revenue, 5.29% due 5/1/2007 (Insured: FSA)	Aaa/AAA	370,000	376,693
Burbank California Waste Disposal Revenue, 5.48% due 5/1/2008 (Insured: FSA)	Aaa/AAA	310,000	318,463
Chicago Illinois Taxable Neighborhoods Alive Series B, 5.20% due 1/1/2006 (Insured: FGIC)	Aaa/AAA	200,000	203,440
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/BBB+	2,035,000	1,986,974
Connecticut State Housing Finance Authority, 3.10% due 6/15/2032 put 12/1/2005
(Insured:AMBAC)	Aaa/AAA	1,870,000	1,859,696
Cook County Illinois Community College District 508, 6.90% due 5/1/2010 (Insured:AMBAC)	Aaa/AAA	600,000	627,642
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	Aaa/NR	250,000	247,372
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	Aaa/NR	150,000	149,223
Denver City & County Special Facilities Taxable Refunding & Improvement Series B, 7.15% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	900,000	962,163
Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011	NR/NR	240,000	228,907
Elkhart Indiana Redevelopment District Revenue, 4.80% due 12/15/2011	NR/NR	245,000	232,598
Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012	NR/NR	515,000	490,980
Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013	NR/NR	540,000	511,812
Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)	Aaa/NR	365,000	364,869
Hancock County Mississippi, 4.20% due 8/1/2008 (Insured: MBIA)	Aaa/NR	305,000	301,715
Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)	Aaa/NR	245,000	245,108
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)	Aaa/NR	315,000	315,331
Hanover Pennsylvania Area School District Taxable Notes Series B, 4.47% due 3/15/2013 (Insured: FSA)	Aaa/AAA	1,385,000	1,346,829
Jefferson County Texas Navigation Taxable Refunding, 5.50% due 5/1/2010 (Insured: FSA)	Aaa/NR	500,000	511,770
Jefferson Franklin, Etc. Counties Illinois Community College District 521, 3.00% due 1/1/2006 (Insured: FSA)	Aaa/NR	200,000	199,070

32 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Jefferson Franklin, Etc. Counties Illinois Community College District 521, 3.625% due 1/1/2007 (Insured: FSA)	Aaa/NR	$300,000	$297,753
Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)	Aaa/AAA	575,000	555,921
Kendall Kane County Illinois School 308, 5.50% due 10/1/2011 (Insured: FGIC)	Aaa/NR	365,000	377,928
King County Washington GO, 7.55% due 12/1/2005	Aa1/AA+	405,000	415,591
Los Angeles County California Metropolitan Transport, 4.56% due 7/1/2010 (Insured: AMBAC)	Aaa/AAA	2,775,000	2,753,744
Maryland State Economic Development Corp., 7.25% due 6/1/2008 (Maryland Tech. Development Center Project)	NR/NR	365,000	379,056
McKeesport Pennsylvania Taxable Series B, 6.60% due 3/1/2006 (Insured: MBIA)	Aaa/AAA	240,000	246,139
Mississippi State Taxable Business Series V, 7.125% due 9/1/2006	NR/AA	140,000	145,888
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	Aa2/AA+	100,000	100,190
Multnomah County Oregon School District 1J Refunding Taxable, 4.191% due 6/15/2008	A2/A-	650,000	639,561
Muskegon County Michigan Taxable Notes, 3.00% due 6/1/2005	A3/A+	4,000,000	3,999,400
New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (ETM)	NR/NR	420,000	493,143
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/AAA	150,000	161,645
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014	Aa3/A+	150,000	157,331
New York Environmental Facilities, 5.85% due 3/15/2011	NR/AA-	3,500,000	3,692,010
New York State Housing Finance, 4.46% due 8/15/2009	Aa1/NR	520,000	514,998
New York State Thruway Authority Service Contract, 2.59% due 3/15/2006	A2/AA-	1,000,000	987,810
New York State Urban Development Corp., 4.75% due 12/15/2011	NR/AA	1,400,000	1,398,474
Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)	Aaa/NR	845,000	837,082
Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)	Aaa/NR	1,225,000	1,219,843
Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	360,000	353,700
Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured:AMBAC)	Aaa/AAA	1,600,000	1,682,080
Ohio State Petroleum Underground Storage, 6.75% due 8/15/2008 (Insured: MBIA)	Aaa/AAA	835,000	843,818
Oregon State Department Administrative Lottery Revenue Taxable B, 4.90% due 4/1/2005 (Insured: FSA)	Aaa/AAA	205,000	205,000
Passaic County New Jersey Multi Modal Taxable Refunding Series B, 6.23% due 9/1/2005 (Insured: FSA)	Aaa/AAA	250,000	252,983
Pima County Arizona Industrial Development Authority Series E, 9.05% due 7/1/2008	Baa3/NR	245,000	251,816
Providence Rhode Island, 5.59% due 1/15/2008 (Insured: FGIC)	Aaa/AAA	340,000	351,261
Short Pump Town Center Community Development, 6.26% due 2/1/2009	NR/NR	1,000,000	970,910
Sisters Providence Obligation Group Direct Obligation Notes Series 1997, 7.47% due 10/1/2007	Aa3/AA	2,005,000	2,134,984
South Dakota State Building Authority Revenue, 7.00% due 9/1/2005 (ETM)	Aaa/AAA	400,000	405,868
St. Louis Missouri Municipal Finance Corp. Firemans Retirement System, 6.35% due 8/1/2005 (Insured: MBIA)	Aaa/AAA	1,155,000	1,166,134
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: FSA)	Aaa/NR	355,000	361,656
Tennessee State Taxable Series B, 6.00% due 2/1/2013	Aa2/AA	500,000	527,065
Texas State Public Finance Authority Revenue, 3.125% due 6/15/2007	Aa2/AA	400,000	391,512
Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)	Aaa/AAA	245,000	260,256
University Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,078,250
Victor New York Taxable-Tax Increment, 9.20% due 5/1/2014	NR/NR	1,000,000	1,042,080
Virginia Housing Development Authority Taxable Rental Housing Series I, 7.30% due 2/1/2008	Aa1/AA+	505,000	538,305
Washington Pennsylvania, 4.30% due 9/1/2005 (Insured: FGIC)	Aaa/AAA	285,000	286,029
Waterloo Iowa Sewer Revenue Refunding Taxable Series B, 3.00% due 5/1/2005 (Insured: FSA)	Aaa/NR	245,000	244,998
West Valley City Utah Municipal Building Lease Refunding Taxable, 7.67% due 5/1/2006	Aa2/NR	1,500,000	1,556,580
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: FSA)	Aaa/AAA	200,000	198,934

TOTAL TAXABLE MUNICIPAL BONDS (Cost $52,460,064)			52,603,623

Certified Semi-Annual Report 33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2005 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Foreign Securities — 0.68%
Federal Republic of Germany, 5.00% due 8/19/2005 (EURO)	Aaa/AAA	$2,000,000	$2,620,225

TOTAL FOREIGN SECURITIES (Cost $1,873,461)			2,620,225

Short Term Investments — 4.91%
American General Finance Corp., 2.60% due 4/1/2005	A1+/P1	5,000,000	5,000,000
American General Finance Corp., 2.82% due 4/8/2005	A1+/P1	4,000,000	3,997,807
Morgan Stanley Dean Witter, 2.70% due 4/6/2005	A1+/P1	10,000,000	9,996,250

TOTAL SHORT TERM INVESTMENTS (Cost $18,994,057)			18,994,057

TOTAL INVESTMENTS — 100.22% (Cost $385,242,957)			$387,413,158

LIABILITIES NET OF OTHER ASSETS — (0.22)%			(858,917)
NET ASSETS — 100.00%			$386,554,241

SUMMARY OF SECURITIY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance

34 Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04–3/31/05
U.S. Government Fund
Class I Shares
Actual	$1,000	$995.60	$3.33
Hypothetical*	$1,000	$1,021.60	$3.37
Income Fund
Class I Shares
Actual	$1,000	$1,001.90	$3.34
Hypothetical*	$1,000	$1,021.60	$3.37

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for I Shares (0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for I Shares (0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Semi-Annual Report    35

OTHER INFORMATION

Thornburg Limited Term Income Funds

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

36    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

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38    This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report.    39

The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

Core Strategies for Building Wealth

Thornburg Value Fund

Informational Brochure and Semi-Annual Report – March 31, 2005

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Value Fund

Finding Promising Companies at a Discount

The Fund seeks long-term capital appreciation by investing in a portfolio of a limited number of holdings selected on a value basis using fundamental research. As a secondary consideration, the fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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2 This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. Stock Market, without regard to company size. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Portfolio Overview

Thornburg Value Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%.

MANAGEMENT TEAM

Front row, L to R: Wendy Trevisani, Bill Fries, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Lei Wang, Connor Browne, Ed Maran, Vin Walden, Thomas Garcia, and Lewis Kaufman.

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E*	22.7	x
Portfolio Price to Cash Flow*	13.5
Portfolio Price to Book Value*	2.6
Median Market Cap*	$25.56	B
3-Year Beta (Thornburg vs. S&P 500 Index)	0.95
Holdings	48

*	Source: Russell Mellon Analytical Services.

During the fiscal semi-annual period ended March 31, 2005 the Thornburg Value Fund provided a positive return of 8.46%, compared to 6.88% for the S&P 500 Index. The bottom-up investment style of the Fund was evident as strong individual stock performance was the primary reason the Fund outperformed the benchmark.

Positive Fund performance was driven by health care, energy and telecommunication service holdings. This was somewhat different from the index, which was driven by energy, industrial, and consumer staple stocks. In fact, telecommunication services was the worst performing segment of the index. The fact that it was one of the strongest segments of the Fund is a clear indication of strong stock picking during the period.

Health care holdings performed very well for the portfolio. Especially service companies such as WellPoint Inc. and UnitedHealth Group Inc. WellPoint, which is the nation’s largest health benefits company, was able to overcome regulatory concerns and complete a merger with Anthem during the period. UnitedHealth Group, which provides managed care products, appreciated as it continued to post strong earnings results. Health care equipment and services was the largest weight in the portfolio and the largest source of relative outperformance versus the benchmark.

The portfolio also experienced very good performance from telecommunication services stocks, primarily companies providing wireless services. A good example is NII Holdings Inc., formerly Nextel International. Although headquartered in Reston Virginia, NII Holdings’ primary business is providing digital wireless communication services in the quickly expanding Latin American markets.

Banks and diversified financials represented a significant portion of the portfolio during the period and were also strong contributors to

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2005

	1Q ‘05	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 10/2/95)
Without Sales Charge	(1.65)%	3.14%	2.81%	(1.00)%	12.82%
With Sales Charge	(6.09)%	(1.51)%	1.25%	(1.90)%	12.28%
S&P 500 Index (Since: 10/2/95)	(2.15)%	6.68%	2.73%	(3.16)%	9.50%

*	Periods under one year are not annualized.

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performance. Most notably is Lloyds TSB Group plc, one of England’s largest financial organizations offering retail and corporate banking products through a large number of branches. Lloyds continues to execute well in its core banking business after having sold off non-core assets over the last couple of years.

Energy stocks were once again strong performers in the portfolio and the index. Unocal Corp. and Exxon Mobil Corp. led the way as oil prices stayed high and Unocal was acquired by Chevron Texaco Corp.

During the period, insurance stocks Aon Corp. and American International Group were drags on the portfolio, although decisive action by the investment management team helped limit losses as they quickly evaluated changing fundamentals of each stock as new information became available. Media stock DIRECTV Group Inc. was also a poor performer during the period, as investors seemed focused on the rising cost of each additional subscriber, even though return on investment per subscriber was still quite positive.

The portfolio had insignificant exposure to material and utility stocks, which were a drag on performance relative to the S&P 500 since those were strong performing segments for the index.

This period was a great example of how a portfolio constructed from the bottom up can outperform even when it is not participating to the same extent as the benchmark in some of the better performing areas of the market. In our view, trying to anticipate which segments of the market will outperform is not as prudent a strategy as simply owning the best companies that we can identify through our rigorous research process.

PERFORMANCE IMPACT FOR SIX MONTHS ENDED 3/31/05

Top Contributors	Top Detractors
Unocal Corp.	DIRECTV Group Inc.
NII Holdings Inc.	Aon Corp.
WellPoint Inc.	Ditech Communications
UnitedHealth Group Inc.	Pfizer Inc.
Health Management Associates Inc.	Boston Scientific Corp.

Source: Thompson Portfolio Analytics

MARKET CAPITALIZATION EXPOSURE

As of 3/31/05

TOP TEN EQUITY HOLDINGS

General Electric Co.	3.4%
Cardinal Health Inc.	3.1%
Citigroup Inc.	3.1%
The Bank of New York Co. Inc.	3.1%
Union Pacific Corp.	3.0%
Lloyds TSB Group plc	2.8%
Health Management Associates Inc.	2.8%
DIRECTV Group Inc.	2.8%
NII Holdings Inc.	2.7%
Goldman Sachs Group	2.7%

TOP TEN INDUSTRIES

Health Care Equipment & Services	14.0%
Telecommunication Services	10.1%
Diversified Financials	9.9%
Media	8.2%
Energy	7.4%
Banks	7.0%
Pharmaceuticals & Biotechnology	6.4%
Retailing	5.7%
Transportation	5.6%
Insurance	4.9%

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Thornburg Value Fund

March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 7

Letter to Shareholders

William V. Fries, CFA

Portfolio Manager

April 20, 2005

Dear Fellow Shareholder:

Results for the six month period ended March 31 were gratifying. At the beginning of the period net asset value (NAV) per Class A share was $28.11. At the end of the period NAV per Class A share was $30.32. Total return of the Fund for the period was 8.46% compared to 6.88% for the S&P 500 Index. The outperformance was primarily attributable to strong performance from individual holdings such as Unocal Corp., NII Holdings Inc., WellPoint Inc., and UnitedHealth Group Inc. For details by share class please refer to the performance summary on page 31.

With the economy and corporate earnings expanding through the period, stocks advanced on the prospects of improving profits, even as interest rates moved higher. Diminished uncertainties following the U.S. election and the successful election in Iraq also gave a lift to equities. Health care service issues were market leaders in the post election period in part because of a perception of less onerous government involvement in health care. Among Fund holdings, UnitedHealth Group and WellPoint were notable beneficiaries. Energy stocks had significant gains as oil prices moved higher during the period. Both Exxon Mobil Corp. and Unocal reached record levels. Subsequent to the end of the quarter, Unocal agreed to be acquired by ChevronTexaco Corp. Other acquisition activity during the period had a positive impact on performance. Transactions involved Nextel Communications Inc. merging with Sprint Corp., Guidant being acquired by Johnson & Johnson, and the publicly traded minority interest of Fox Entertainment Group bought by News Corporation. Telecommunication issue NII Holdings did well as its cell phone offering in Mexico continued to gain market penetration.

In January, OPEC abandoned the objective of establishing an oil price band below current levels. Since, oil prices have moved to new record levels. To date, this has not had much of an impact on economic activity, but at some point it could begin to bite, influencing consumer sentiment and spending. Coupled with deceleration in corporate earnings and rising interest rates, investor enthusiasm for equities has diminished. In this environment, investor caution is pervasive. Additions to the portfolio have been made with this in mind.

Boston Scientific Corp. is focused on medical products, especially related to less-invasive surgery. The increasingly competitive nature of its position in the cardiovascular stent business is widely recognized. The company’s market share leadership is being challenged. Accordingly, the stock is priced at a healthy discount to intrinsic value. What is not priced in the current valuation is its more competitive new product that is expected to be approved by the FDA late this year.

Leap Wireless International Inc. is a cellular phone service provider focused on price sensitive users. The company’s offering under the “Cricket” brand name requires a phone purchase but does not require a contract and minutes of use is not constrained for local calls. Roaming service and other features are about to be offered to its 1.5 million current subscribers. Without the burden of debt service, negotiated away in its recent reorganization, the company’s business model is now uniquely attractive.

8 Certified Semi-Annual Report

ChevronTexaco is a replacement for Unocal, which was sold on the run up on the rumored merger of the two companies. The company’s reserve and production potential will be improved with the addition of the Unocal assets. Our website at www.thornburg.com/funds has summary descriptions of these and the other portfolio holdings. The website also has other commentary you may find useful in tracking your investments.

Included in recent portfolio activity was the elimination of five positions; two were related to acquisitions (Guidant Corp. and Fox), one achieved target price (T. Rowe Price Group Inc.) and two were due to judgments about corporate developments (Affiliated Computer Services Inc. and AIG Inc.).

Company earnings in the current reporting season have thus far been mostly positive. Disappointing results at U.S. auto and some technology companies have increased concern that an economic slowdown could be more serious than expected. Should this occur at a time when inflationary pressure continues to build, managing the economy could become more challenging. While a retreat in oil prices would likely ease the challenge and go a long way toward improving sentiment among consumers and investors alike, a material decline does not seem likely. Our comprehensive approach to value investing can be productive when optimism is diminished.

Thank	you for your continued trust and confidence.

Sincerely,

William V. Fries, CFA
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report 9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	March 31, 2005 (Unaudited)

ASSETS
Investments at value (cost $ 1,919,601,131)	$2,044,022,766
Cash	1,005,865
Receivable for investments sold	8,727,483
Receivable for fund shares sold	4,858,410
Dividends receivable	4,698,817
Interest receivable	727,313
Prepaid expenses and other assets	124,914

Total Assets	2,064,165,568

LIABILITIES
Payable for securities purchased	15,143,059
Payable for fund shares redeemed	4,512,031
Payable to investment advisor and other affiliates (Note 3)	2,287,935
Accounts payable and accrued expenses	953,620
Dividends payable	344,984

Total Liabilities	23,241,629

NET ASSETS	$2,040,923,939

NET ASSETS CONSIST OF:
Undistributed net investment gain (loss)	$1,344,984
Net unrealized appreciation on investments	124,375,628
Accumulated net realized gain (loss)	(122,000,557)
Net capital paid in on shares of beneficial interest	2,037,203,884

$2,040,923,939

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,072,003,174 applicable to 35,360,179 shares of beneficial interest outstanding - Note 4)	$30.32

Maximum sales charge, 4.50% of offering price	1.43

Maximum offering price per share	$31.75

Class B Shares:
Net asset value and offering price per share * ($92,376,982 applicable to 3,159,428 shares of beneficial interest outstanding - Note 4)	$29.24

Class C Shares:
Net asset value and offering price per share * ($452,495,198 applicable to 15,324,656 shares of beneficial interest outstanding - Note 4)	$29.53

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	March 31, 2005 (Unaudited)

Class I Shares:
Net asset value, offering and redemption price per share ($417,849,731 applicable to 13,593,398 shares of beneficial interest outstanding - Note 4)	$30.74

Class R1 Shares:
Net asset value, offering and redemption price per share ($6,170,286 applicable to 203,959 shares of beneficial interest outstanding - Note 4)	$30.25

Class R5 Shares:
Net asset value, offering and redemption price per share ($28,568 applicable to 930 shares of beneficial interest outstanding Note 4)	$30.74

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 11

STATEMENT OF OPERATIONS

Thornburg Value Fund	Six Months Ended March 31, 2005 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $ 393,637)	$21,412,858
Interest income	6,117,873

Total Income	27,530,731

EXPENSES:
Investment advisory fees (Note 3)	8,277,621
Administration fees (Note 3)
Class A Shares	688,428
Class B Shares	59,510
Class C Shares	296,828
Class I Shares	101,378
Class R1 Shares	3,839
Class R5 Shares	1
Distribution and service fees (Note 3)
Class A Shares	1,375,812
Class B Shares	475,458
Class C Shares	2,371,507
Class R1 Shares	15,365
Transfer agent fees
Class A Shares	813,950
Class B Shares	78,165
Class C Shares	352,090
Class I Shares	147,510
Class R1 Shares	7,300
Class R5 Shares	1,947
Registration and filing fees
Class A Shares	34,376
Class B Shares	100
Class C Shares	7,667
Class I Shares	29,930
Class R1 Shares	12,377
Class R5 Shares	3,633
Custodian fees (Note 3)	249,808
Professional fees	58,865
Accounting fees	117,900
Trustee fees	10,005
Other expenses	459,000

Total Expenses	16,050,370
Less:
Expenses reimbursed by investment advisor (Note 3)	(88,644)
Fees paid indirectly (Note 3)	(7,688)

Net Expenses	15,954,038

Net Investment Income	$11,576,693

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Six Months Ended March 31, 2005 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$151,406,930
Foreign currency transactions	488,815

151,895,745

Net change in unrealized appreciation (depreciation) on:
Investments	4,346,090
Foreign currency translation	(43,021)

4,303,069

Net Realized and Unrealized Gain	156,198,814

Net Increase in Net Assets Resulting From Operations	$167,775,507

See notes to financial statements.

Certified Semi-Annual Report 13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income gain	$11,576,693	$10,860,838
Net realized gain on investments and foreign currency transactions	151,895,745	143,972,530
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	4,303,069	(29,911,224)

Net Increase in Net Assets Resulting from Operations	167,775,507	124,922,144

DIVIDENDS TO SHAREHOLDERS:

From net investment income
Class A Shares	(6,152,655)	(7,240,069)
Class B Shares	(243,645)	(165,223)
Class C Shares	(1,171,455)	(881,785)
Class I Shares	(3,033,601)	(3,723,901)
Class R1 Shares	(36,331)	(41,476)
Class R5 Shares	(71)	0

FUND SHARE TRANSACTIONS - (Note 4)
Class A Shares	(97,909,955)	28,336,374
Class B Shares	(8,278,010)	(1,996,877)
Class C Shares	(58,942,686)	6,280,617
Class I Shares	9,595,009	102,430,454
Class R1 Shares	(47,038)	5,988,945
Class R5 Shares	28,923	0

Net Increase in Net Assets	1,583,992	253,909,203

NET ASSETS:

Beginning of period	2,039,339,947	1,785,430,744

End of period	$2,040,923,939	$2,039,339,947

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers six classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R1) and (Class R5) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments, of the Fund, to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on

Certified Semi-Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2005 (Unaudited)

the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2005, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2005, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $58,629 for Class I shares, $24,437 for Class R1 shares and, $5,578 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2005, the Distributor has advised the Fund that it earned net commissions aggregating $28,129 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $17,651 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R1 shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R1 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R1 shares. Total fees incurred by the Distributor for each class of shares of the Fund under its respective service and distribution plans for the period ended March 31, 2005, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $7,688.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

16 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2005 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Sale of Class R5 shares commenced February 1, 2005. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,873,492	$86,002,953	11,405,873	$327,555,712
Shares issued to shareholders in reinvestment of dividends	181,821	5,584,846	228,437	6,559,600
Shares repurchased **	(6,342,546)	(189,497,754)	(10,795,871)	(305,778,938)

Net Increase (Decrease)	(3,287,233)	$(97,909,955)	838,439	$28,336,374

**     Effective October 1, 2003, the Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the period ended March 31, 2005 and year ended September 30, 2004, $35,543 and $63,006, respectively, were netted in the amount reported for shares repurchased.

Class B Shares
Shares sold	52,162	$1,511,806	380,476	$10,548,934
Shares issued to shareholders in reinvestment of dividends	7,267	216,134	5,415	146,992
Shares repurchased	(346,130)	(10,005,950)	(460,576)	(12,692,803)

Net Increase (Decrease)	(286,701)	$(8,278,010)	(74,685)	$(1,996,877)

Class C Shares
Shares sold	560,563	$16,329,639	3,239,399	$90,745,058
Shares issued to shareholders in reinvestment of dividends	33,298	1,000,090	27,090	746,516
Shares repurchased	(2,617,030)	(76,272,415)	(3,079,437)	(85,210,957)

Net Increase (Decrease)	(2,023,169)	$(58,942,686)	187,052	$6,280,617

Class I Shares
Shares sold	2,014,506	$61,145,107	5,766,851	$167,750,890
Shares issued to shareholders in reinvestment of dividends	81,478	2,535,475	106,031	3,088,228
Shares repurchased **	(1,780,385)	(54,085,573)	(2,376,801)	(68,408,664)

Net Increase (Decrease)	315,599	$9,595,009	3,496,081	$102,430,454

**     Effective October 1, 2003, the Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the period ended March 31, 2005 and year ended September 30, 2004, $11,050 and $12,511, respectively, were netted in the amount reported for shares repurchased.

Class R1 Shares
Shares sold	61,749	$1,840,679	218,435	$6,370,169
Shares issued to shareholders in reinvestment of dividends	993	30,436	1,357	38,681
Shares repurchased	(63,874)	(1,918,153)	(14,704)	(419,905)

Net Increase (Decrease)	(1,132)	$(47,038)	205,088	$5,988,945

Certified Semi-Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2005 (Unaudited)

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class R5 Shares*
Shares sold	928	$28,852	—	$—
Shares issued to shareholders in reinvestment of dividends	2	71	—	—
Shares repurchased	—	—	—	—

Net Increase (Decrease)	930	$28,923	—	$—

*	Effective date of Class R5 shares was February 1, 2005.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $585,610,060 and $738,050,088, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$1,919,601,131

Gross unrealized appreciation on a tax basis	$247,026,719
Gross unrealized depreciation on a tax basis	(122,605,084)

Net unrealized appreciation (depreciation) on investments (tax basis)	$124,421,635

At March 31, 2005, the Fund had tax basis capital losses, which may be carried over to offset future capital gains.

To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Such losses expire as follows:

2010	$98,702,605
2011	174,912,875

$273,615,480

18 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$28.11		$26.29	$20.73	$26.04	$32.98	$26.20

Income from investment operations:
Net investment income (loss)	0.35		0.20	0.15	— (c)	0.02	0.74
Net realized and unrealized gain (loss) on investments	2.03		1.81	5.45	(5.31)	(6.38)	7.29

Total from investment operations	2.38		2.01	5.60	(5.31)	(6.36)	8.03

Less dividends from:
Net investment income	(0.17)		(0.19)	(0.02)	—	(0.25)	(0.86)
Net realized gains	—		—	—	—	(0.25)	(0.39)
Return of capital	—		—	(0.02)	—	(0.08)	—

Total dividends	(0.17)		(0.19)	(0.04)	—	(0.58)	(1.25)

Change in net asset value	2.21		1.82	5.56	(5.31)	(6.94)	6.78

NET ASSET VALUE, end of period	$30.32		$28.11	$26.29	$20.73	$26.04	$32.98

RATIOS/SUPPLEMENTAL DATA

Total return (a)	8.46%		7.61%	27.02%	(20.39)%	(19.59)%	30.68%
Ratios to average net assets:
Net investment income (loss)	1.23	%(d)	0.69%	0.66%	— (b)	0.07%	2.31%
Expenses, after expense reductions	1.41	%(d)	1.37%	1.43%	1.40%	1.37%	1.38%
Expenses, after expense reductions and net of custody credits	1.41	%(d)	1.37%	1.43%	1.40%	—	—
Expenses, before expense reductions	1.41	%(d)	1.37%	1.43%	1.40%	1.38%	1.38%

Portfolio turnover rate	28.48%		68.74%	82.89%	76.37%	71.81%	72.35%

Net assets at end of period (000)	$1,072,003		$1,086,448	$994,043	$809,229	$1,078,582	$873,433

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	The ratio of net investment loss to average net assets is less than 0.01%.

(c)	Net investment loss per share is less than 0.01.

(d)	Annualized.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 19

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,				Period Ended Sept. 30, 2000 (a)
			2004	2003	2002	2001
Class B Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$27.13		$25.47	$20.22	$25.61	$32.63	$33.22

Income from investment operations:
Net investment income (loss)	0.07		(0.03)	(0.05)	(0.22)	(0.24)	—
Net realized and unrealized gain (loss) on investments	2.11		1.74	5.30	(5.17)	(6.31)	0.09

Total from investment operations	2.18		1.71	5.25	(5.39)	(6.55)	0.09

Less dividends from:
Net investment income	(0.07)		(0.05)	—	—	(0.19)	(0.68)
Net realized gains	—		—	—	—	(0.25)	—
Return of capital	—		—	—	—	(0.03)	—

Total dividends	(0.07)		(0.05)	—	—	(0.47)	(0.68)

Change in net asset value	2.11		1.66	5.25	(5.39)	(7.02)	(0.59)

NET ASSET VALUE, end of period	$29.24		$27.13	$25.47	$20.22	$25.61	$32.63

RATIOS/SUPPLEMENTAL DATA

Total return (c)	8.05%		6.71%	25.96%	(21.05)%	(20.35)%	0.25%
Ratios to average net assets:
Net investment income (loss)	0.48	%(b)	(0.12)%	(0.22)%	(0.85)%	(0.83)%	0.02	%(b)
Expenses, after expense reductions	2.17	%(b)	2.18%	2.31%	2.25%	2.27%	2.38	%(b)
Expenses, after expense reductions and net of custody credits	2.17	%(b)	2.18%	2.31%	2.25%	—	—
Expenses, before expense reductions	2.18	%(b)	2.20%	2.32%	2.25%	2.30%	2.43	%(b)

Portfolio turnover rate	28.48%		68.74%	82.89%	76.37%	71.81%	72.35%

Net assets at end of period (000)	$92,377		$93,508	$89,661	$70,682	$68,740	$17,945

(a)	Effective date of Class B Shares was April 3, 2000.

(b)	Annualized.

(c)	Not annualized for periods less than one year.

+	Based on weighted average shares outstanding

20 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class C Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$27.40		$25.70	$20.40	$25.82	$32.80	$26.08

Income from investment operations:
Net investment income (loss)	0.07		(0.02)	(0.04)	(0.20)	(0.22)	0.49
Net realized and unrealized gain (loss) on investments	2.13		1.77	5.34	(5.22)	(6.34)	7.23

Total from investment operations	2.20		1.75	5.30	(5.42)	(6.56)	7.72

Less dividends from:
Net investment income	(0.07)		(0.05)	—	—	(0.16)	(0.61)
Net realized gains	—		—	—	—	(0.25)	(0.39)
Return of capital	—		—	—	—	(0.01)	—

Total dividends	(0.07)		(0.05)	—	—	(0.42)	(1.00)

Change in net asset value	2.13		1.70	5.30	(5.42)	(6.98)	6.72

NET ASSET VALUE, end of period	$29.53		$27.40	$25.70	$20.40	$25.82	$32.80

RATIOS/SUPPLEMENTAL DATA

Total return (a)	8.03%		6.81%	25.98%	(20.99)%	(20.24)%	29.90%
Ratios to average net assets:
Net investment income (loss)	0.49	%(b)	(0.07)%	(0.16)%	(0.77)%	(0.74)%	1.53%
Expenses, after expense reductions	2.16	%(b)	2.14%	2.25%	2.17%	2.18%	2.16%
Expenses, after expense reductions and net of custody credits	2.16	%(b)	2.14%	2.25%	2.17%	—	—
Expenses, before expense reductions	2.16	%(b)	2.15%	2.25%	2.17%	2.19%	2.17%

Portfolio turnover rate	28.48%		68.74%	82.89%	76.37%	71.81%	72.35%

Net assets at end of period (000)	$452,495		$475,296	$441,103	$368,038	$437,199	$361,447

(a)	Not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class I Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$28.49		$26.64	$20.95	$26.18	$33.09	$26.26

Income from investment operations:
Net investment income	0.25		0.31	0.26	0.11	0.14	0.91
Net realized and unrealized gain (loss) on investments	2.23		1.84	5.51	(5.34)	(6.42)	7.25

Total from investment operations	2.48		2.15	5.77	(5.23)	(6.28)	8.16

Less dividends from:
Net investment income	(0.23)		(0.30)	(0.03)	—	(0.28)	(0.94)
Net realized gains	—		—	—	—	(0.25)	(0.39)
Return of capital	—		—	(0.05)	—	(0.10)	—

Total dividends	(0.23)		(0.30)	(0.08)	—	(0.63)	(1.33)

Change in net asset value	2.25		1.85	5.69	(5.23)	(6.91)	6.83

NET ASSET VALUE, end of period	$30.74		$28.49	$26.64	$20.95	$26.18	$33.09

RATIOS/SUPPLEMENTAL DATA

Total return (a)	8.68%		8.04%	27.55%	(19.98)%	(19.29)%	31.44%
Ratios to average net assets:
Net investment income	1.65	%(b)	1.07%	1.10%	0.42%	0.45%	2.82%
Expenses, after expense reductions	0.99	%(b)	0.99%	0.99%	0.98%	0.99%	0.99%
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99%	0.99%	0.98%	—	—
Expenses, before expense reductions	1.02	%(b)	0.99%	1.03%	0.99%	1.01%	1.00%

Portfolio turnover rate	28.48%		68.74%	82.89%	76.37%	71.81%	72.35%

Net assets at end of period (000)	$417,850		$378,334	$260,624	$207,613	$293,784	$242,974

(a)	Not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

22 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30, 2004	Period Ended September 30, 2003(c)
Class R1 Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$28.06		$26.27	$25.83

Income from investment operations:
Net investment income	0.20		0.17	0.03
Net realized and unrealized gain (loss) on investments	2.17		1.85	0.41

Total from investment operations	2.37		2.02	0.44

Less dividends from:
Net investment income	(0.18)		(0.23)	—

Change in net asset value	2.19		1.79	0.44

NET ASSET VALUE, end of period	$30.25		$28.06	$26.27

RATIOS/SUPPLEMENTAL DATA

Total return (a)	8.44%		7.68%	1.70%
Ratios to average net assets:
Net investment income	1.32	%(b)	0.61%	0.48	%(b)
Expenses, after expense reductions	1.35	%(b)	1.34%	1.45	%(b)
Expenses, after expense reductions and net of custody credits	1.35	%(b)	1.34%	1.45	%(b)
Expenses, before expense reductions	2.15	%(b)	2.22%	44,445.63	%(b)†

Portfolio turnover rate	28.48%		68.74%	82.89%

Net assets at end of period (000)	$6,170		$5,754	$—	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was July 1, 2003.

(d)	Net assets at end of period were less than $1,000.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund	(Unaudited)*

	*Period Ended March 31, 2005 (c)
Class R5 Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$30.75

Income from investment operations:
Net investment income	0.09
Net realized and unrealized gain (loss) on investments	(0.02)

Total from investment operations	0.07

Less dividends from:
Net investment income	(0.08)

Change in net asset value	(0.01)

NET ASSET VALUE, end of period	$30.74

RATIOS/SUPPLEMENTAL DATA
Total return (a)	0.22%
Ratios to average net assets:
Net investment income	1.80	%(b)
Expenses, after expense reductions	0.99	%(b)
Expenses, after expense reductions and net of custody credits	0.98	%(b)
Expenses, before expense reductions	229.39	%(b)†

Portfolio turnover rate	28.48%

Net assets at end of period (000)	$29

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R5 Shares was February 1, 2005.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

24 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS Thornburg Value Fund	March 31, 2005 (Unaudited)

CUSIPS: CLASS A - 885-215-731, CLASS B - 885-215-590, CLASS C - 885-215-715, CLASS I - 885-215-632, CLASS R1 - 885-215-533, CLASS R5 - 885-215-376

NASDAQ SYMBOLS: CLASS A - TVAFX, CLASS B - TVBFX, CLASS C - TVCFX, CLASS I - TVIFX, CLASS R1 - TVRFX, CLASS R5 - TVRRX

	Shares/ Principal Amount	Value
COMMON STOCK — 96.24%

BANKS — 6.95%
COMMERCIAL BANKS — 6.95%
Bank of America Corp.	1,158,900	$51,107,490
Lloyds TSB Group plc	6,383,200	57,621,314
Wells Fargo & Co.	553,800	33,117,240

TOTAL BANKS		141,846,044

CAPITAL GOODS — 3.38%

INDUSTRIAL CONGLOMERATES — 3.38%
General Electric Co.	1,916,100	69,094,566

TOTAL CAPITAL GOODS		69,094,566

COMMERCIAL SERVICES & SUPPLIES — 1.25%

COMMERCIAL SERVICES & SUPPLIES — 1.25%
FTI Consulting Inc.+	1,237,600	25,544,064

TOTAL COMMERCIAL SERVICES & SUPPLIES		25,544,064

DIVERSIFIED FINANCIALS — 9.93%

CAPITAL MARKETS — 6.81%
E-Trade Financial Corp.+	1,793,677	21,524,124
Goldman Sachs Group Inc.	493,500	54,280,065
The Bank of New York Co. Inc.	2,176,600	63,230,230
DIVERSIFIED FINANCIAL SERVICES — 3.12%
Citigroup Inc.	1,416,800	63,670,992

TOTAL DIVERSIFIED FINANCIALS		202,705,411

ENERGY — 7.42%

OIL & GAS — 7.42%
ChevronTexaco Corp.	691,000	40,292,210
Exxon Mobil Corp.	848,600	50,576,560
Petroleo Brasileiro SA ADR	1,154,300	50,996,974
Unocal Corp.	154,200	9,512,598

TOTAL ENERGY		151,378,342

Certified Semi-Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
FOOD BEVERAGE & TOBACCO — 1.06%

BEVERAGES — 1.06%
Molson Coors Brewing Co.	280,100	$21,615,317

TOTAL FOOD BEVERAGE & TOBACCO		21,615,317

HEALTH CARE EQUIPMENT & SERVICES — 13.99%

HEALTH CARE EQUIPMENT & SUPPLIES — 1.75%
Boston Scientific Corp.+	1,224,300	35,859,747
HEALTH CARE PROVIDERS & SERVICES — 12.24%
Cardinal Health Inc.	1,149,700	64,153,260
Eclipsys Corp.+	1,866,440	28,892,491
Health Management Associates	2,190,255	57,340,876
UnitedHealth Group Inc.	533,900	50,923,382
WellPoint Inc.+	386,700	48,472,845

TOTAL HEALTH CARE EQUIPMENT & SERVICES		285,642,601

HOUSEHOLD & PERSONAL PRODUCTS — 4.24%

HOUSEHOLD PRODUCTS — 4.24%
American Greetings Corp.	1,778,100	45,305,988
Colgate Palmolive Co.	789,300	41,177,781

TOTAL HOUSEHOLD & PERSONAL PRODUCTS		86,483,769

INSURANCE — 4.94%

INSURANCE — 4.94%
Marsh & McLennan Cos. Inc.	1,603,500	48,778,470
The St. Paul Travelers Cos. Inc.	1,415,100	51,976,623

TOTAL INSURANCE		100,755,093

MEDIA — 8.17%

MEDIA — 8.17%
Comcast Corp.+	1,430,200	47,768,680
DIRECTV Group Inc.+	3,892,685	56,132,518
Sirius Satellite Radio Inc.+	1,681,355	9,449,215
Time Warner Inc.+	2,533,755	44,467,400
XM Satellite Radio Holdings Inc.+	282,905	8,911,508

TOTAL MEDIA		166,729,321

PHARMACEUTICALS & BIOTECHNOLOGY — 6.43%

BIOTECHNOLOGY — 1.73%
Amgen Inc.+	604,500	35,187,945

26 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
PHARMACEUTICALS — 4.70%
Pfizer Inc.	1,989,300	$52,258,911
Sanofi-Aventis	518,400	43,728,881

TOTAL PHARMACEUTICALS & BIOTECHNOLOGY		131,175,737

RETAILING — 5.67%

MULTILINE RETAIL — 1.77%
Target Corp.	720,000	36,014,400
SPECIALTY RETAIL — 3.90%
Autozone Inc.+	487,140	41,747,898
Linens N Things Inc.+	1,526,077	37,892,492

TOTAL RETAILING		115,654,790

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.73%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.73%
Samsung Electronics Co. Ltd.	91,800	45,380,207
Texas Instruments Inc.	2,010,075	51,236,811

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		96,617,018

SOFTWARE & SERVICES — 2.89%

SOFTWARE — 2.89%
Microsoft Corp.	1,788,900	43,237,713
Shanda Interactive Entertainment Ltd.+	518,500	15,658,700

TOTAL SOFTWARE & SERVICES		58,896,413

TECHNOLOGY HARDWARE & EQUIPMENT — 2.44%

COMMUNICATIONS EQUIPMENT — 2.44%
Cisco Systems Inc.+	2,196,000	39,286,440
Ditech Communications Corp.+	839,600	10,469,812

TOTAL TECHNOLOGY HARDWARE & EQUIPMENT		49,756,252

TELECOMMUNICATION SERVICES — 7.19%

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.54%
Alltel Corp.	945,100	51,838,735
WIRELESS TELECOMMUNICATION SERVICES — 4.65%
Crown Castle International Corp.+	1,310,100	21,040,206
Leap Wireless International, Inc.+	728,000	18,964,400
NII Holdings Inc.+	955,604	54,947,230

TOTAL TELECOMMUNICATION SERVICES		146,790,571

Certified Semi-Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
TRANSPORTATION — 5.56%

AIRLINES — 2.56%
Southwest Airlines Co.	3,672,453	$52,295,731
ROAD & RAIL — 3.00%
Union Pacific Corp.	879,100	61,273,270

TOTAL TRANSPORTATION		113,569,001

TOTAL COMMON STOCK (Cost $ 1,829,160,337)		1,964,254,310

CORPORATE BONDS — 0.53%

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.53%
Level 3 Communications Inc., 9.125%, 5/1/2008	$7,000,000	5,827,500
Level 3 Communications Inc., 10.50%, 12/1/2008	5,900,000	5,029,750

TOTAL CORPORATE BONDS (Cost $ 9,859,318)		10,857,250

CONVERTIBLE BONDS — 2.40%

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.40%
Level 3 Communications Inc., 6.00%, 9/15/2009	18,700,000	9,653,875
Level 3 Communications Inc., 6.00%, 3/15/2010	76,800,000	39,264,000

TOTAL CONVERTIBLE BONDS (Cost $ 60,588,145)		48,917,875

SHORT TERM INVESTMENTS — 0.98%
American General Finance Corp., 2.82%, 4/4/2005	4,000,000	3,999,060
Toyota, 2.75%, 4/5/2005	5,000,000	4,998,472
Toyota, 2.75%, 4/6/2005	11,000,000	10,995,799

TOTAL SHORT TERM INVESTMENTS (Cost $ 19,993,331)		19,993,331

TOTAL INVESTMENTS — 100.15% (COST $ 1,919,601,131)		$2,044,022,766

LIABILITIES NET OF OTHER ASSETS — (0.15)%		(3,098,827)

NET ASSETS — 100.00%		$2,040,923,939

Footnote Legend

See notes to financial statements.

+	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR         American Depository Receipt

28 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2005 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/05

Health Care Equipment & Services	13.99%
Telecommunication Services	10.12%
Diversified Financials	9.93%
Media	8.17%
Energy	7.42%
Banks	6.95%
Pharmaceuticals & Biotechnology	6.43%
Retailing	5.67%
Transportation	5.56%
Insurance	4.94%
Semiconductors & Semiconductor Equip	4.73%
Household & Personal Products	4.24%
Capital Goods	3.38%
Software & Services	2.89%
Technology Hardware & Equipment	2.44%
Commercial Services & Supplies	1.25%
Food Beverage & Tobacco	1.06%
Other Assets & Cash Equivalents	0.83%

Certified Semi-Annual Report 29

EXPENSE EXAMPLE

Thornburg Value Fund	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares,

(b) a deferred sales charge on redemptions of any part of all of a purchase of $1 million of Class A shares within 12 months of purchase, and

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase; and

(d) a 90-day redemption fee on Class A and Class I shares; and

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04–3/31/05
Class A Shares
Actual	$1,000.00	$1,084.60	$7.32
Hypothetical*	$1,000.00	$1,017.91	$7.09

Class B Shares
Actual	$1,000.00	$1,080.50	$11.25
Hypothetical*	$1,000.00	$1,014.12	$10.89

Class C Shares
Actual	$1,000.00	$1,080.30	$11.18
Hypothetical*	$1,000.00	$1,014.18	$10.82

Class I Shares
Actual	$1,000.00	$1,086.80	$5.14
Hypothetical*	$1,000.00	$1,020.01	$4.97

Class R1 Shares
Actual	$1,000.00	$1,084.40	$7.01
Hypothetical*	$1,000.00	$1,018.20	$6.79

Class R5 Shares**
Actual	$1,000.00	$1,002.20	$4.91
Hypothetical*	$1,000.00	$1,020.02	$4.96

†	Expenses are equal to the annualized expense ratio for each class (A: 1.41%; B: 2.17%; C: 2.16%; I: 0.99%; R1: 1.35%; and R5: 0.98%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

**	Effective date of Class R5 was February 1, 2005.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30 Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Value Fund	March 31, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (October 2, 1995 to March 31, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2005 (with sales charge)

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 10/02/95)	(1.51)%	(1.90)%	12.28%
B Shares (Incep: 4/03/00)	(3.07)%	—	(2.45)%
C Shares (Incep: 10/02/95)	1.35%	(1.77)%	11.95%
R1 Shares (Incep: 7/01/03)	3.17%	—	10.32%
R5 Shares (Incep: 2/01/05)	—	—	0.22%
S&P 500 (Since: 10/02/95)	6.68%	(3.16)%	9.50%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains and the following sales charges: Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class R1 and R5 shares.

The Standard & Poor’s 500 Stock Index (S&P 500) is an unmanaged index generally representative of the U.S. stock market, without regard to company size. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Semi-Annual Report 31

OTHER INFORMATION
Thornburg Value Fund	March 31, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

32 Certified Semi-Annual Report

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

Core Strategies for Building Wealth

Thornburg Value Fund

I Shares

Informational Brochure and Semi-Annual Report – March 31, 2005

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Value Fund

Finding Promising Companies at a Discount

The Fund seeks long-term capital appreciation by investing in a portfolio of a limited number of holdings selected on a value basis using fundamental research. As a secondary consideration, the fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

2 This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

Minimum investments for Class I shares are higher than those for other classes.

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. Stock Market, without regard to company size. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Portfolio Overview

Thornburg Value Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for class I shares.

MANAGEMENT TEAM

Front row, L to R:Wendy Trevisani, Bill Fries, Brad Kinkelaar, and Brian McMahon. Back row, L to R: LeiWang, Connor Browne, Ed Maran, Vin Walden, Thomas Garcia, and Lewis Kaufman.

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E*	22.7x
Portfolio Price to Cash Flow*	13.5
Portfolio Price to Book Value*	2.6
Median Market Cap*	$25.56 B
3-Year Beta (Thornburg vs. S&P 500 Index)	0.95
Holdings	48

*	Source: Russell Mellon Analytical Services.

During the fiscal semi-annual period ended March 31, 2005 the Thornburg Value Fund I shares provided a positive return of 8.68%, compared to 6.88% for the S&P 500 Index. The bottom-up investment style of the Fund was evident as strong individual stock performance was the primary reason the Fund outperformed the benchmark.

Positive Fund performance was driven by health care, energy and telecommunication service holdings. This was somewhat different from the index, which was driven by energy, industrial, and consumer staple stocks. In fact, telecommunication services was the worst performing segment of the index. The fact that it was one of the strongest segments of the Fund is a clear indication of strong stock picking during the period.

Health care holdings performed very well for the portfolio. Especially service companies such as WellPoint Inc. and UnitedHealth Group Inc. WellPoint, which is the nation’s largest health benefits company, was able to overcome regulatory concerns and complete a merger with Anthem during the period. UnitedHealth Group, which provides managed care products, appreciated as it continued to post strong earnings results. Health care equipment and services was the largest weight in the portfolio and the largest source of relative out-performance versus the benchmark.

The portfolio also experienced very good performance from telecommunication services stocks, primarily companies providing wireless services. A good example is NII Holdings Inc., formerly Nextel International. Although headquartered in Reston Virginia, NII Holdings’ primary business is providing digital wireless communication services in the quickly expanding Latin American markets.

Banks and diversified financials represented a significant portion of the portfolio during the period and were also strong contributors to

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2005

	1Q’05	1Yr	3Yrs	5Yrs	Since Inception
I Shares (Incep: 11/2/98)	(1.56)%	3.53%	3.27%	(0.58)%	7.04%
S&P 500 Index (Since: 11/2/98)	(2.15)%	6.68%	2.73%	(3.16)%	2.65%

*	Periods under one year are not annualized.

4 This page is not part of the Semi-Annual Report.

performance. Most notably is Lloyds TSB Group plc, one of England’s largest financial organizations offering retail and corporate banking products through a large number of branches. Lloyds continues to execute well in its core banking business after having sold off non-core assets over the last couple of years.

Energy stocks were once again strong performers in the portfolio and the index. Unocal Corp. and Exxon Mobil Corp. led the way as oil prices stayed high and Unocal was acquired by Chevron Texaco Corp.

During the period, insurance stocks Aon Corp. and American International Group were drags on the portfolio, although decisive action by the investment management team helped limit losses as they quickly evaluated changing fundamentals of each stock as new information became available. Media stock DIRECTV Group Inc. was also a poor performer during the period, as investors seemed focused on the rising cost of each additional subscriber, even though return on investment per subscriber was still quite positive.

The portfolio had insignificant exposure to material and utility stocks, which were a drag on performance relative to the S&P 500 since those were strong performing segments for the index.

This period was a great example of how a portfolio constructed from the bottom up can outperform even when it is not participating to the same extent as the benchmark in some of the better performing areas of the market. In our view, trying to anticipate which segments of the market will outperform is not as prudent a strategy as simply owning the best companies that we can identify through our rigorous research process.

PERFORMANCE IMPACT FOR SIX MONTHS ENDED 3/31/05

Top Contributors	Top Detractors

Unocal Corp.	DIRECTV Group Inc.
NII Holdings Inc.	Aon Corp.
WellPoint Inc.	Ditech Communications
UnitedHealth Group Inc.	Pfizer Inc.
Health Management Associates Inc.	Boston Scientific Corp.

Source: Thompson Portfolio Analytics

MARKET CAPITALIZATION EXPOSURE

As of 3/31/05

TOP TEN EQUITY HOLDINGS

General Electric Co.	3.4%
Cardinal Health Inc.	3.1%
Citigroup Inc.	3.1%
The Bank of New York Co. Inc.	3.1%
Union Pacific Corp.	3.0%
Lloyds TSB Group plc	2.8%
Health Management Associates Inc.	2.8%
DIRECTV Group Inc.	2.8%
NII Holdings Inc.	2.7%
Goldman Sachs Group	2.7%

TOP TEN INDUSTRIES

Health Care Equipment & Services	14.0%
Telecommunication Services	10.1%
Diversified Financials	9.9%
Media	8.2%
Energy	7.4%
Banks	7.0%
Pharmaceuticals & Biotechnology	6.4%
Retailing	5.7%
Transportation	5.6%
Insurance	4.9%

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2005

Certified Semi-Annual Report

Thornburg Value Fund

I Shares – March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 7

Letter to Shareholders

William V. Fries, CFA

Portfolio Manager

April 20, 2005

Dear Fellow Shareholder:

Results for the six month period ended March 31 were gratifying. At the beginning of the period net asset value (NAV) per Class I share was $28.49. At the end of the period NAV per Class I share was $30.74. Total return of the Fund’s I shares for the period was 8.68% compared to 6.88% for the S&P 500 Index. The outperformance was primarily attributable to strong performance from individual holdings such as Unocal Corp., NII Holdings Inc., WellPoint Inc., and UnitedHealth Group Inc.

With the economy and corporate earnings expanding through the period, stocks advanced on the prospects of improving profits, even as interest rates moved higher. Diminished uncertainties following the U.S. election and the successful election in Iraq also gave a lift to equities. Health care service issues were market leaders in the post election period in part because of a perception of less onerous government involvement in health care. Among Fund holdings, UnitedHealth Group and WellPoint were notable beneficiaries. Energy stocks had significant gains as oil prices moved higher during the period. Both Exxon Mobil Corp. and Unocal reached record levels. Subsequent to the end of the quarter, Unocal agreed to be acquired by ChevronTexaco Corp. Other acquisition activity during the period had a positive impact on performance. Transactions involved Nextel Communications Inc. merging with Sprint Corp., Guidant being acquired by Johnson & Johnson, and the publicly traded minority interest of Fox Entertainment Group bought by News Corporation. Telecommunication issue NII Holdings did well as its cell phone offering in Mexico continued to gain market penetration.

In January, OPEC abandoned the objective of establishing an oil price band below current levels. Since, oil prices have moved to new record levels. To date, this has not had much of an impact on economic activity, but at some point it could begin to bite, influencing consumer sentiment and spending. Coupled with deceleration in corporate earnings and rising interest rates, investor enthusiasm for equities has diminished. In this environment, investor caution is pervasive. Additions to the portfolio have been made with this in mind.

Boston Scientific Corp. is focused on medical products, especially related to less-invasive surgery. The increasingly competitive nature of its position in the cardiovascular stent business is widely recognized. The company’s market share leadership is being challenged. Accordingly, the stock is priced at a healthy discount to intrinsic value. What is not priced in the current valuation is its more competitive new product that is expected to be approved by the FDA late this year.

Leap Wireless International Inc. is a cellular phone service provider focused on price sensitive users. The company’s offering under the “Cricket” brand name requires a phone purchase but does not require a contract and minutes of use is not constrained for local calls. Roaming service and other features are about to be offered to its 1.5 million current subscribers. Without the burden of debt service, negotiated away in its recent reorganization, the company’s business model is now uniquely attractive.

8 Certified Semi-Annual Report

ChevronTexaco is a replacement for Unocal, which was sold on the run up on the rumored merger of the two companies. The company’s reserve and production potential will be improved with the addition of the Unocal assets. Our website at www.thornburg.com/funds has summary descriptions of these and the other portfolio holdings. The website also has other commentary you may find useful in tracking your investments.

Included in recent portfolio activity was the elimination of five positions; two were related to acquisitions (Guidant Corp. and Fox), one achieved target price (T. Rowe Price Group Inc.) and two were due to judgments about corporate developments (Affiliated Computer Services Inc. and AIG Inc.).

Company earnings in the current reporting season have thus far been mostly positive. Disappointing results at U.S. auto and some technology companies have increased concern that an economic slowdown could be more serious than expected. Should this occur at a time when inflationary pressure continues to build, managing the economy could become more challenging. While a retreat in oil prices would likely ease the challenge and go a long way toward improving sentiment among consumers and investors alike, a material decline does not seem likely. Our comprehensive approach to value investing can be productive when optimism is diminished.

Thank you for your continued trust and confidence.

Sincerely,

William V. Fries, CFA

Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report 9

STATEMENT OF ASSETS AND LIABILITIES
Thornburg Value Fund	March 31, 2005 (Unaudited)

ASSETS
Investments at value (cost $1,919,601,131)	$2,044,022,766
Cash	1,005,865
Receivable for investments sold	8,727,483
Receivable for fund shares sold	4,858,410
Dividends receivable	4,698,817
Interest receivable	727,313
Prepaid expenses and other assets	124,914

Total Assets	2,064,165,568

LIABILITIES
Payable for securities purchased	15,143,059
Payable for fund shares redeemed	4,512,031
Payable to investment advisor and other affiliates (Note 3)	2,287,935
Accounts payable and accrued expenses	953,620
Dividends payable	344,984

Total Liabilities	23,241,629

NET ASSETS	$2,040,923,939

NET ASSETS CONSIST OF:
Undistributed net investment gain (loss)	$1,344,984
Net unrealized appreciation on investments	124,375,628
Accumulated net realized gain (loss)	(122,000,557)
Net capital paid in on shares of beneficial interest	2,037,203,884

$2,040,923,939

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,072,003,174 applicable to 35,360,179 shares of beneficial interest outstanding - Note 4)	$30.32

Maximum sales charge, 4.50% of offering price	1.43

Maximum offering price per share	$31.75

Class B Shares:
Net asset value and offering price per share * ($92,376,982 applicable to 3,159,428 shares of beneficial interest outstanding - Note 4)	$29.24

Class C Shares:
Net asset value and offering price per share * ($452,495,198 applicable to 15,324,656 shares of beneficial interest outstanding - Note 4)	$29.53

10 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg Value Fund	March 31, 2005 (Unaudited)

Class I Shares:
Net asset value, offering and redemption price per share ($417,849,731 applicable to 13,593,398 shares of beneficial interest outstanding - Note 4)	$30.74

Class R1 Shares:
Net asset value, offering and redemption price per share ($6,170,286 applicable to 203,959 shares of beneficial interest outstanding - Note 4)	$30.25

Class R5 Shares:
Net asset value, offering and redemption price per share ($28,568 applicable to 930 shares of beneficial interest outstanding Note 4)	$30.74

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 11

STATEMENT OF OPERATIONS
Thornburg Value Fund	Six Months Ended March 31, 2005 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $393,637)	$21,412,858
Interest income	6,117,873

Total Income	27,530,731

EXPENSES:
Investment advisory fees (Note 3)	8,277,621
Administration fees (Note 3)
Class A Shares	688,428
Class B Shares	59,510
Class C Shares	296,828
Class I Shares	101,378
Class R1 Shares	3,839
Class R5 Shares	1
Distribution and service fees (Note 3)
Class A Shares	1,375,812
Class B Shares	475,458
Class C Shares	2,371,507
Class R1 Shares	15,365
Transfer agent fees
Class A Shares	813,950
Class B Shares	78,165
Class C Shares	352,090
Class I Shares	147,510
Class R1 Shares	7,300
Class R5 Shares	1,947
Registration and filing fees
Class A Shares	34,376
Class B Shares	100
Class C Shares	7,667
Class I Shares	29,930
Class R1 Shares	12,377
Class R5 Shares	3,633
Custodian fees (Note 3)	249,808
Professional fees	58,865
Accounting fees	117,900
Trustee fees	10,005
Other expenses	459,000

Total Expenses	16,050,370
Less:
Expenses reimbursed by investment advisor (Note 3)	(88,644)
Fees paid indirectly (Note 3)	(7,688)

Net Expenses	15,954,038

Net Investment Income	$11,576,693

12 Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED
Thornburg Value Fund	Six Months Ended March 31, 2005 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$151,406,930
Foreign currency transactions	488,815

151,895,745

Net change in unrealized appreciation (depreciation) on:
Investments	4,346,090
Foreign currency translation	(43,021)

4,303,069

Net Realized and Unrealized Gain	156,198,814

Net Increase in Net Assets Resulting From Operations	$167,775,507

See notes to financial statements.

Certified Semi-Annual Report 13

STATEMENTS OF CHANGES IN NET ASSETS
Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:

Net investment income gain	$11,576,693	$10,860,838
Net realized gain on investments and foreign currency transactions	151,895,745	143,972,530
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	4,303,069	(29,911,224)

Net Increase in Net Assets Resulting from Operations	167,775,507	124,922,144

DIVIDENDS TO SHAREHOLDERS:

From net investment income
Class A Shares	(6,152,655)	(7,240,069)
Class B Shares	(243,645)	(165,223)
Class C Shares	(1,171,455)	(881,785)
Class I Shares	(3,033,601)	(3,723,901)
Class R1 Shares	(36,331)	(41,476)
Class R5 Shares	(71)	0

FUND SHARE TRANSACTIONS - (Note 4)

Class A Shares	(97,909,955)	28,336,374
Class B Shares	(8,278,010)	(1,996,877)
Class C Shares	(58,942,686)	6,280,617
Class I Shares	9,595,009	102,430,454
Class R1 Shares	(47,038)	5,988,945
Class R5 Shares	28,923	0

Net Increase in Net Assets	1,583,992	253,909,203

NET ASSETS:

Beginning of period	2,039,339,947	1,785,430,744

End of period	$2,040,923,939	$2,039,339,947

See notes to financial statements.

14 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers six classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R1) and (Class R5) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments, of the Fund, to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Certified Semi-Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2005 (Unaudited)

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2005, these fees were payable at annual rates ranging from .875 of 1% to ..675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2005, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $58,629 for Class I shares, $24,437 for Class R1 shares and, $5,578 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2005, the Distributor has advised the Fund that it earned net commissions aggregating $28,129 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $17,651 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R1 shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R1 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R1 shares. Total fees incurred by the Distributor for each class of shares of the Fund under its respective service and distribution plans for the period ended March 31, 2005, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $7,688.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

16 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2005 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Sale of Class R5 shares commenced February 1, 2005. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,873,492	$86,002,953	11,405,873	$327,555,712
Shares issued to shareholders in reinvestment of dividends	181,821	5,584,846	228,437	6,559,600
Shares repurchased **	(6,342,546)	(189,497,754)	(10,795,871)	(305,778,938)

Net Increase (Decrease)	(3,287,233)	$(97,909,955)	838,439	$28,336,374

**     Effective October 1, 2003, the Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the period ended March 31, 2005 and year ended September 30, 2004, $35,543 and $63,006, respectively, were netted in the amount reported for shares repurchased.

Class B Shares
Shares sold	52,162	$1,511,806	380,476	$10,548,934
Shares issued to shareholders in reinvestment of dividends	7,267	216,134	5,415	146,992
Shares repurchased	(346,130)	(10,005,950)	(460,576)	(12,692,803)

Net Increase (Decrease)	(286,701)	$(8,278,010)	(74,685)	$(1,996,877)

Class C Shares
Shares sold	560,563	$16,329,639	3,239,399	$90,745,058
Shares issued to shareholders in reinvestment of dividends	33,298	1,000,090	27,090	746,516
Shares repurchased	(2,617,030)	(76,272,415)	(3,079,437)	(85,210,957)

Net Increase (Decrease)	(2,023,169)	$(58,942,686)	187,052	$6,280,617

Class I Shares
Shares sold	2,014,506	$61,145,107	5,766,851	$167,750,890
Shares issued to shareholders in reinvestment of dividends	81,478	2,535,475	106,031	3,088,228
Shares repurchased **	(1,780,385)	(54,085,573)	(2,376,801)	(68,408,664)

Net Increase (Decrease)	315,599	$9,595,009	3,496,081	$102,430,454

**     Effective October 1, 2003, the Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the period ended March 31, 2005 and year ended September 30, 2004, $11,050 and $12,511, respectively, were netted in the amount reported for shares repurchased.

Class R1 Shares
Shares sold	61,749	$1,840,679	218,435	$6,370,169
Shares issued to shareholders in reinvestment of dividends	993	30,436	1,357	38,681
Shares repurchased	(63,874)	(1,918,153)	(14,704)	(419,905)

Net Increase (Decrease)	(1,132)	$(47,038)	205,088	$5,988,945

Certified Semi-Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2005 (Unaudited)

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class R5 Shares*
Shares sold	928	$28,852	—	$—
Shares issued to shareholders in reinvestment of dividends	2	71	—	—
Shares repurchased	—	—	—	—

Net Increase (Decrease)	930	$28,923	—	$—

*	Effective date of Class R5 shares was February 1, 2005.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $585,610,060 and $738,050,088, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$1,919,601,131

Gross unrealized appreciation on a tax basis	$247,026,719
Gross unrealized depreciation on a tax basis	(122,605,084)

Net unrealized appreciation (depreciation) on investments (tax basis)	$124,421,635

At March 31, 2005, the Fund had tax basis capital losses, which may be carried over to offset future capital gains.

To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Such losses expire as follows:

2010	$98,702,605
2011	174,912,875

$273,615,480

18 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class I Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the period)+

Net asset value, beginning of period	$28.49		$26.64	$20.95	$26.18	$33.09	$26.26

Income from investment operations:
Net investment income	0.25		0.31	0.26	0.11	0.14	0.91
Net realized and unrealized gain (loss) on investments	2.23		1.84	5.51	(5.34)	(6.42)	7.25

Total from investment operations	2.48		2.15	5.77	(5.23)	(6.28)	8.16

Less dividends from:
Net investment income	(0.23)		(0.30)	(0.03)	—	(0.28)	(0.94)
Net realized gains	—		—	—	—	(0.25)	(0.39)
Return of capital	—		—	(0.05)	—	(0.10)	—

Total dividends	(0.23)		(0.30)	(0.08)	—	(0.63)	(1.33)

Change in net asset value	2.25		1.85	5.69	(5.23)	(6.91)	6.83

NET ASSET VALUE, end of period	$30.74		$28.49	$26.64	$20.95	$26.18	$33.09

RATIOS/SUPPLEMENTAL DATA

Total return (a)	8.68%		8.04%	27.55%	(19.98)%	(19.29)%	31.44%
Ratios to average net assets:
Net investment income	1.65	%(b)	1.07%	1.10%	0.42%	0.45%	2.82%
Expenses, after expense reductions	0.99	%(b)	0.99%	0.99%	0.98%	0.99%	0.99%
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99%	0.99%	0.98%	—	—
Expenses, before expense reductions	1.02	%(b)	0.99%	1.03%	0.99%	1.01%	1.00%

Portfolio turnover rate	28.48%		68.74%	82.89%	76.37%	71.81%	72.35%

Net assets at end of period (000)	$417,850		$378,334	$260,624	$207,613	$293,784	$242,974

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 19

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	March 31, 2005 (Unaudited)

CUSIPS: CLASS A - 885-215-731, CLASS B - 885-215-590, CLASS C - 885-215-715, CLASS I - 885-215-632,

CLASS R1 - 885-215-533, CLASS R5 - 885-215-376

NASDAQ SYMBOLS: CLASS A - TVAFX, CLASS B - TVBFX, CLASS C - TVCFX, CLASS I - TVIFX,

CLASS R1 - TVRFX, CLASS R5 - TVRRX

	Shares/ Principal Amount	Value
COMMON STOCK — 96.24%

BANKS — 6.95%
COMMERCIAL BANKS — 6.95%
Bank of America Corp.	1,158,900	$51,107,490
Lloyds TSB Group plc	6,383,200	57,621,314
Wells Fargo & Co.	553,800	33,117,240

TOTAL BANKS		141,846,044

CAPITAL GOODS — 3.38%
INDUSTRIAL CONGLOMERATES — 3.38%
General Electric Co.	1,916,100	69,094,566

TOTAL CAPITAL GOODS		69,094,566

COMMERCIAL SERVICES & SUPPLIES — 1.25%
COMMERCIAL SERVICES & SUPPLIES — 1.25%
FTI Consulting Inc.+	1,237,600	25,544,064

TOTAL COMMERCIAL SERVICES & SUPPLIES		25,544,064

DIVERSIFIED FINANCIALS — 9.93%
CAPITAL MARKETS — 6.81%
E-Trade Financial Corp.+	1,793,677	21,524,124
Goldman Sachs Group Inc.	493,500	54,280,065
The Bank of New York Co. Inc.	2,176,600	63,230,230
DIVERSIFIED FINANCIAL SERVICES — 3.12%
Citigroup Inc.	1,416,800	63,670,992

TOTAL DIVERSIFIED FINANCIALS		202,705,411

ENERGY — 7.42%
OIL & GAS — 7.42%
ChevronTexaco Corp.	691,000	40,292,210
Exxon Mobil Corp.	848,600	50,576,560
Petroleo Brasileiro SA ADR	1,154,300	50,996,974
Unocal Corp.	154,200	9,512,598

TOTAL ENERGY		151,378,342

20 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
FOOD BEVERAGE & TOBACCO — 1.06%
BEVERAGES — 1.06%
Molson Coors Brewing Co.	280,100	$21,615,317

TOTAL FOOD BEVERAGE & TOBACCO		21,615,317

HEALTH CARE EQUIPMENT & SERVICES — 13.99%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.75%
Boston Scientific Corp.+	1,224,300	35,859,747
HEALTH CARE PROVIDERS & SERVICES — 12.24%
Cardinal Health Inc.	1,149,700	64,153,260
Eclipsys Corp.+	1,866,440	28,892,491
Health Management Associates	2,190,255	57,340,876
UnitedHealth Group Inc.	533,900	50,923,382
WellPoint Inc.+	386,700	48,472,845

TOTAL HEALTH CARE EQUIPMENT & SERVICES		285,642,601

HOUSEHOLD & PERSONAL PRODUCTS — 4.24%
HOUSEHOLD PRODUCTS — 4.24%
American Greetings Corp.	1,778,100	45,305,988
Colgate Palmolive Co.	789,300	41,177,781

TOTAL HOUSEHOLD & PERSONAL PRODUCTS		86,483,769

INSURANCE — 4.94%
INSURANCE — 4.94%
Marsh & McLennan Cos. Inc.	1,603,500	48,778,470
The St. Paul Travelers Cos. Inc.	1,415,100	51,976,623

TOTAL INSURANCE		100,755,093

MEDIA — 8.17%
MEDIA — 8.17%
Comcast Corp.+	1,430,200	47,768,680
DIRECTV Group Inc.+	3,892,685	56,132,518
Sirius Satellite Radio Inc.+	1,681,355	9,449,215
Time Warner Inc.+	2,533,755	44,467,400
XM Satellite Radio Holdings Inc.+	282,905	8,911,508

TOTAL MEDIA		166,729,321

PHARMACEUTICALS & BIOTECHNOLOGY — 6.43%
BIOTECHNOLOGY — 1.73%
Amgen Inc.+	604,500	35,187,945

Certified Semi-Annual Report 21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
PHARMACEUTICALS — 4.70%
Pfizer Inc.	1,989,300	$52,258,911
Sanofi-Aventis	518,400	43,728,881

TOTAL PHARMACEUTICALS & BIOTECHNOLOGY		131,175,737

RETAILING — 5.67%
MULTILINE RETAIL — 1.77%
Target Corp.	720,000	36,014,400
SPECIALTY RETAIL — 3.90%
Autozone Inc.+	487,140	41,747,898
Linens N Things Inc.+	1,526,077	37,892,492

TOTAL RETAILING		115,654,790

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.73%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.73%
Samsung Electronics Co. Ltd.	91,800	45,380,207
Texas Instruments Inc.	2,010,075	51,236,811

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		96,617,018

SOFTWARE & SERVICES — 2.89%
SOFTWARE — 2.89%
Microsoft Corp.	1,788,900	43,237,713
Shanda Interactive Entertainment Ltd.+	518,500	15,658,700

TOTAL SOFTWARE & SERVICES		58,896,413

TECHNOLOGY HARDWARE & EQUIPMENT — 2.44%
COMMUNICATIONS EQUIPMENT — 2.44%
Cisco Systems Inc.+	2,196,000	39,286,440
Ditech Communications Corp.+	839,600	10,469,812

TOTAL TECHNOLOGY HARDWARE & EQUIPMENT		49,756,252

TELECOMMUNICATION SERVICES — 7.19%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.54%
Alltel Corp.	945,100	51,838,735
WIRELESS TELECOMMUNICATION SERVICES — 4.65%
Crown Castle International Corp.+	1,310,100	21,040,206
Leap Wireless International, Inc.+	728,000	18,964,400
NII Holdings Inc.+	955,604	54,947,230

TOTAL TELECOMMUNICATION SERVICES		146,790,571

22 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
TRANSPORTATION — 5.56%
AIRLINES — 2.56%
Southwest Airlines Co.	3,672,453	$52,295,731
ROAD & RAIL — 3.00%
Union Pacific Corp.	879,100	61,273,270

TOTAL TRANSPORTATION		113,569,001

TOTAL COMMON STOCK (Cost $1,829,160,337)		1,964,254,310

CORPORATE BONDS — 0.53%

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.53%
Level 3 Communications Inc., 9.125%, 5/1/2008	$7,000,000	5,827,500
Level 3 Communications Inc., 10.50%, 12/1/2008	5,900,000	5,029,750

TOTAL CORPORATE BONDS (Cost $9,859,318)		10,857,250

CONVERTIBLE BONDS — 2.40%

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.40%
Level 3 Communications Inc., 6.00%, 9/15/2009	18,700,000	9,653,875
Level 3 Communications Inc., 6.00%, 3/15/2010	76,800,000	39,264,000

TOTAL CONVERTIBLE BONDS (Cost $60,588,145)		48,917,875

SHORT TERM INVESTMENTS — 0.98%
American General Finance Corp., 2.82%, 4/4/2005	4,000,000	3,999,060
Toyota, 2.75%, 4/5/2005	5,000,000	4,998,472
Toyota, 2.75%, 4/6/2005	11,000,000	10,995,799

TOTAL SHORT TERM INVESTMENTS (Cost $19,993,331)		19,993,331

TOTAL INVESTMENTS — 100.15% (COST $1,919,601,131)		$2,044,022,766

LIABILITIES NET OF OTHER ASSETS — (0.15)%		(3,098,827)

NET ASSETS — 100.00%		$2,040,923,939

Footnote Legend

See notes to financial statements.

+	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR    American Depository Receipt

Certified Semi-Annual Report 23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	March 31, 2005 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/05

Health Care Equipment & Services	13.99%

Telecommunication Services	10.12%

Diversified Financials	9.93%

Media	8.17%

Energy	7.42%

Banks	6.95%

Pharmaceuticals & Biotechnology	6.43%

Retailing	5.67%

Transportation	5.56%

Insurance	4.94%

Semiconductors & Semiconductor Equip	4.73%

Household & Personal Products	4.24%

Capital Goods	3.38%

Software & Services	2.89%

Technology Hardware & Equipment	2.44%

Commercial Services & Supplies	1.25%

Food Beverage & Tobacco	1.06%

Other Assets & Cash Equivalents	0.83%

24 Certified Semi-Annual Report

EXPENSE EXAMPLE
Thornburg Value Fund	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 90-day redemption fee on Class I shares and

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04–3/31/05
Class I Shares
Actual	$1,000.00	$1,086.80	$5.14
Hypothetical*	$1,000.00	$1,020.01	$4.97

†	Expenses are equal to the annualized expense ratio for Class I shares (0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Semi-Annual Report 25

INDEX COMPARISON
Thornburg Value Fund	March 31, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (November 2, 1998 to March 31, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2005

	1 Yr	5 Yrs	Since Inception
I Shares (Incep: 11/02/98)	3.53%	(0.58)%	7.04%
S&P 500 (Since: 11/02/98)	6.68%	(3.16)%	2.65%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares.

The Standard & Poor’s 500 Stock Index (S&P 500) is an unmanaged index generally representative of the U.S. stock market, without regard to company size. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

26 Certified Semi-Annual Report

OTHER INFORMATION
Thornburg Value Fund	March 31, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 27

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

405(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’ re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

Core Strategies for Building Wealth

Thornburg International Value Fund

Informational Brochure and

Semi-Annual Report – March 31, 2005

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg International Value Fund

Finding Promising Companies at a Discount

The Fund seeks long-term capital appreciation by investing in a portfolio of a limited number of holdings selected on a value basis using fundamental research. As a secondary consideration, the fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2	This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

Morningstar Award

Established in 1988, the Morningstar Fund Manager of the Year Award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus. To qualify for the award, managers must have not only a great year, but also must have a record of delivering outstanding long-term performance and of aligning their interests with shareholders’. The Fund Manager of the Year Award winners are chosen based upon Morningstar’s proprietary research and in-depth evaluation by its senior analysts.

Glossary

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) – The MSCI EAFE is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with gross dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Portfolio Overview

Thornburg International Value Fund

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%.

MANAGEMENT TEAM

Front row, L to R: Wendy Trevisani, Bill Fries, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Thomas Garcia, Ed Maran, Lei Wang, Lewis Kaufman, and Vin Walden.

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E*	19.2x
Portfolio Price to Cash Flow*	8.7
Portfolio Price to Book Value*	2.4
Median Market Cap*	$12.33 B
3-Year Beta (Thornburg vs. MSCI EAFE)	0.92
Holdings	52
Emerging Markets Exposure	22.0%

*	Source: Russell Mellon Analytical Services.

During the fiscal six month period ended March 31, 2005, international stocks continued to perform well as the Thornburg International Value Fund posted a positive total return of 12.60% and the MSCI EAFE Index returned 15.13%. Positive performance was primarily derived from the first half of the period when stocks rallied during the last calendar quarter of 2004. The Fund found the most success in financial and technology stocks as well as individual holdings from a diverse group of countries.

Financial stocks, including diversified financials and banks, remained the largest weighting in the portfolio during the period. In particular, the banks industry group presented diverse opportunity from a regional and business standpoint. During the period we owned eight different banking stocks from five different countries (from Asia to Europe), that included small regional banks and very large global commercial banks. Banks represented our largest positive contributor to relative and absolute performance, primarily because of strong returns from Bank of Fukuoka Ltd., a regional bank serving the city of Fukuoka, Japan, and Lloyds TSB Group plc, an English bank offering retail and corporate banking services. Diversified financials, although not as large a weight in the portfolio, had just as much impact on positive performance as the bank holdings, particularly due to the performance of long time holdings Deutsche Börse AG and Euronext NV. Deutsche Börse operates the Frankfurt stock exchange, and Euronext is the largest pan European securities trading exchange. Both stocks benefited from increased market volatility and derivative trading. In addition, the battle for the London Stock Exchange has highlighted the low valuations of both Deutsche Börse and Euronext, renewing investor interest in the companies.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2005

	1 Q ‘05	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 5/28/98)
Without Sales Charge	0.00%	12.17%	11.42%	4.49%	10.04%
With Sales Charge	(4.49)%	7.12%	9.72%	3.53%	9.31%
MSCI EAFE Index (Since: 5/28/98)	(0.17)%	15.06%	11.64%	(1.15)%	3.22%

*	Periods under one year are not annualized.

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Another area of relative strength for the portfolio was technology. Software and services holdings Amdocs and Infosys Technologies performed well. Amdocs provides customer care and billing software to telecommunications companies around the world, and Infosys Technologies provides IT consulting and software services. Infosys was sold from the portfolio in November, when it reached the target price.

Consumer discretionary stocks represented a large portion of the portfolio and included a diverse group of stocks from several industries including automobiles and components, media, retailing, and consumer durables. Because of the larger weighting than the index and the slight underperformance as a group, consumer discretionary stocks were a drag on relative portfolio performance. There were some strong individual performances, including auto makers Hero Honda Motors Ltd. in China and Hyundai Motor Co. in South Korea, which both posted significant gains during the period. Media holding Rogers Communications Inc. of Canada also had strong performance. The main detractor in the sector was apparel company Puma AG.

The Fund remains concentrated with 52 total holdings, yet diversified, as those holdings represent exposure to 19 different industry groups, and 19 different countries. Market cap exposure is spread across small, mid, and large cap stocks with a bias towards large cap (stocks with market caps above $8 billion), and emerging market exposure is currently a modest 22%.

The focus of the portfolio continues to remain on utilizing the same disciplined bottom-up strategy of seeking promising companies at a discount.

PERFORMANCE IMPACT FOR SIX MONTHS ENDED 3/31/05

Top Contributors	Top Detractors

Deutsche Börse AG	Toyota Motor Corp.

Rogers Communications Inc.	Datang Intl Power Generation Co.

Petroleo Brasileiro SA	Puma AG

Euronext NV	Tandberg ASA

Bank of Fukuoka Ltd.	Kingfisher plc

Source: Thompson Portfolio Analytics

TOP TEN HOLDINGS

Deutsche Börse AG	3.2%
Sanofi-Aventis	3.1%
BP Amoco ADR	2.8%
UBS AG	2.7%
Petroleo Brasileiro SA	2.7%
Tesco plc	2.6%
Shaw Communications Inc.	2.5%
GlaxoSmithKline plc	2.5%
Lloyds TSB Group plc	2.4%
Euronext NV	2.4%

TOP TEN COUNTRIES

U.K.	21.7%
Germany	11.0%
Japan	9.4%
France	7.3%
South Korea	7.2%
Switzerland	6.3%
China	5.7%
Canada	4.8%
Brazil	4.7%
Mexico	3.2%

TOP TEN INDUSTRIES

Banks	13.6%
Pharmaceuticals & Biotechnology	9.6%
Diversified Financials	8.3%
Food & Staples Retailing	7.9%
Energy	7.7%
Telecommunication Services	7.0%
Media	6.7%
Automobiles & Components	6.2%
Consumer Durables & Apparel	5.6%
Transportation	3.6%

This page is not part of the Semi-Annual Report.	5

Thornburg International Value Fund

Finding Promising Companies at a Discount

Investing is an art. It is also a science. It requires vision and precision – the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal.

The greatest success comes to those who strike a balance between the two.

Thornburg International Value Fund strikes such a balance.

The Fund seeks to find bargains in overseas markets. It differs from other international equity funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more inclusive approach to value investing. This unique strategy has provided shareholders with superior returns since the Fund’s inception in 1998, and has earned portfolio manager Bill Fries the distinction of Morningstar’s 2003 International Fund Manager of the Year.

Fries’ unassuming and quiet demeanor belies his fierce determination to recognize value and harness it for his shareholders. He brings more than thirty years of investment experience to the process. He also brings a commitment to fundamental, hands-on research. He and his team of associate portfolio managers are dedicated to a collaborative approach in identifying and analyzing investment ideas. They scour the globe to find the world’s most profitable companies. The investment committee is, in Fries’ words, “in continuous session.” Everybody’s idea is important. “Combining promise and discount valuation” is the team’s mantra.

In managing Thornburg International Value Fund, Fries takes a conservative, bottom-up approach to stock selection. The Fund is not predisposed to a geographical region or industry type. And it recognizes no “false gods.” Fries and his associates use a combination of traditional value screens, financial analysis, collaborative research, and on-site company visits to gauge the intrinsic value of a company and to estimate its potential for significant future earnings growth. Their goal is to maintain a portfolio of 45–55 companies diversified by sector, country, region, and economic sensitivity, with no one industry accounting for more than 25% of the Fund’s portfolio, and no one stock comprising more than 5.0%.

Because of the limited number of stocks in the portfolio, every holding counts. Once a company has survived the team’s initial screens, the managers then expand their analysis of what is behind its revenue and cash-generating model. And they take the time to get to know the company, its people and its corporate culture. At the time of purchase, the managers set 12–18 month price targets for each stock. They review those targets as the fundamentals of the stocks change during the course of ownership.

The bottom line? By engendering a wide-open, collegial environment, Fries ensures that information flows freely and that the Fund benefits from the best of the team’s thinking. And because the Fund’s advisor, Thornburg Investment Management, is located in Santa Fe, New Mexico, the portfolio team avoids the tendency to be trapped by Wall Street’s “pack” instinct. While they have access to the best of Wall Street’s analysis, they are not ruled by it. Their distance from the pack serves to fortify independent and objective thinking.

Foreign markets now account for 49% of world market capitalization. Some markets do not move in sync. When one is up, often another is down. Losses in one may be offset by gains in another. Limiting the number of companies in the portfolio and employing a rigorous sell discipline has enabled the Thornburg team to strike a balance between risk and reward and allow shareholders in Thornburg International Value Fund to enjoy reasonable rates of growth and still sleep at night.

6	This page is not part of the Semi-Annual Report.

Thornburg International Value Fund

March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 7

Letter to Shareholders

William V. Fries, CFA

Portfolio Manager

April 25, 2005

Results for the six month period ended March 31 were gratifying. At the beginning of the period NAV per share was $18.18. At the end of the period NAV per share was $20.40. Total return for Class A shares was 12.60% compared with 15.13% for the MSCI EAFE benchmark. The Fund trailed the benchmark primarily as a result of weakness in a handful of consumer discretionary holdings such as Toyota and Puma, and from having very little exposure to the materials sector which helped drive index performance during the period. For details by share class please refer to the performance summary on page 31.

Global markets recorded healthy gains since the Fund’s September fiscal year end, capped off with a relief rally in February following the successful Iraqi elections. European stock markets rose steadily through much of the period, but lost momentum in March as the biggest economies on the continent experienced slowing economic growth. The strength in European stock markets did not completely translate into gains for U.S. investors. A decline in currency values since December offset some of the gains recorded in local markets. Japan and Australia recorded market advances as well, with the latter reflecting its strength as a natural resource exporter. Among Asia’s emerging markets, South Korea was a standout, especially in the New Year, advancing while most other emerging country markets in the region declined. Valuation was more a factor here than a material change in business fundamentals.

Oil price increases continued to impact both markets and company earnings. Good for producers, bad for users. Industrial manufacturers and commodity processors such as steel and chemical companies enjoyed strong performance as well, although near the end of the period, concern with the potential impact of a global economic slowdown began to be reflected in these economically sensitive issues. The technology sector showed few signs of a rebound, although internet and mobile communications related businesses around the world continued to experience robust activity.

The International Value Fund performance benefited from good performance of stocks in several different sectors and industries. Exceptional returns were registered from our two European securities exchange holdings, Deutsche Börse AG and Euronext NV. Both companies indicated a desire to acquire the London Stock Exchange (LSE), but have demonstrated the discipline to avoid overpaying. Recognition of the valuation discount for these unique cash generating franchises became apparent to investors as the negotiations to acquire the LSE became public. Several other financial service sector stocks also did well. UBS AG in Switzerland, Bank of Fukuoka Ltd. in Japan and two South Korean Banks, Shinhan Financial Group Co. and Kookmin Bank, were prominent gainers. Among energy holdings, Petroleo Brasileiro SA ADR (Petrobras) was the standout performer. Media/communications holdings Shaw Communications Inc. and Rogers Communications Inc., both Canadian and American Movil SA de C.V., the leading Mexican cellular phone service provider, continue to do well, both in stock performance and in business execution. Amdocs Ltd., a provider of software service to the communications industry, continued to benefit from its industry leading position. In the consumer products area, Cadbury Schweppes plc was the best performer on the strength of its non-carbonated beverage business. Pharmaceutical holdings Sanofi-Aventis and GlaxoSmithKline plc performed better than industry peers in part because of low valuation. Issues that declined during the period were off only modestly. Prominent decliners included Toyota Motor Corp., Beijing Datang International Power Generation Co. Ltd., Puma, and Tandberg ASA (Norwegian, leader in business video conferencing technology).

The value of currencies can have an impact on portfolio performance as stock prices in local currencies are translated into dollars. A recent example is the impact of the dollar rally since the end of 2004. Rising local markets in Europe did not completely flow through to the benefit of U.S. based investors. As an example, the German market since the end of December 2004 recorded a gain of 2.27% through March 31, 2005. For U.S. investors, however, when adjusted for the 4% decline in the value of the Euro through March 31, 2005, the gain was diminished to a loss of (2.21)%. It is possible to neutralize some of this exogenous volatility effect through currency hedging (buying dollars at today’s rate for delivery in the future). Where and when it seems appropriate to

8	Certified Semi-Annual Report

modify the impact of currency fluctuations on the effectiveness of individual stock selection, we can and have used currency hedging effectively. At March 31, 2005, we were approximately 50% hedged on the three principal European currencies and near fully hedged on the Mexican Peso and Indian Rupee.

During the six months since September 30, 2004, twelve names were sold from the portfolio and twelve new holdings were added. A broad spectrum of economic activity and geography was represented in this activity, with pharmaceutical issues being a noteworthy area of some focus. Following are brief comments on our most recent purchases.

Singapore Telecommunications Ltd. provides full service communications in its home market, including cellular and broadband. It is growing slowly there, but pays a good dividend and has made material mobile communications investments in Australia (Optus), India (Bharti), Indonesia (Telkomsel) and other emerging markets where cellular penetration is lower and growth faster. Carrefour SA is the leading French-based supermarket chain. The domestic business has been losing ground in a very competitive environment in France, which has eliminated the stock’s long held premium reputation and valuation. New management from one of the company’s acquired entities is attempting to rationalize the business and regain past stature. A successful effort will be rewarding to shareholders. Promotora de Informaciones (commonly known as Prisa), is the leading media company in Spain, publishing El Pais, owning radio and TV stations and holding a 20% + stake in Sogecable, the nation’s leading pay per view cable TV company. Operating earnings and cash flow enhancement opportunities include both cost cutting and revenue generation. A radio JV with Televisa in Mexico and other Latin American countries and a bigger stake in Sogecable hold interesting promise. Novo Nordisk is an established Danish biotechnology company with a franchise among diabetics. In addition to insulin, the company’s clotting product, NovoSeven, could get a growth spurt if approved by the FDA for treatment of trauma and intercerebral hemorrhage in addition to its current indication for hemophelia. The company is not subject to patent expiration issues.

Our website at www.thornburg.com/funds has summary descriptions of these and the other portfolio holdings. The website also has other commentary you may find useful in tracking your investments.

Investor confidence has diminished due to a number of factors including high oil prices, slow economic growth in major economies on the European continent, and concern that the U.S. economy may slow. Despite the legitimacy of these concerns, sentiment regarding the sustainability of global economic expansion would likely improve materially with any decline in oil prices and revaluation upward of Asian currencies. Both are possible, although the success of our investments does not depend on this eventuality.

Thank you for your trust and confidence.

Sincerely,

William V. Fries, CFA
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report	9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	March 31, 2005 (Unaudited)

ASSETS
Investments at value (cost $ 2,309,096,082)	$2,616,513,418
Cash	1,522,592
Cash denominated in foreign currency (cost $ 4,922,219)	4,911,922
Receivable for fund shares sold	26,212,213
Dividends receivable	13,920,456
Prepaid expenses and other assets	179,954

Total Assets	2,663,260,555

LIABILITIES
Payable for securities purchased	1,490,325
Payable for fund shares redeemed	2,449,584
Unrealized loss on forward exchange contracts (Note 6)	13,280,313
Payable to investment advisor and other affiliates (Note 3)	2,665,959
Deferred tax payable	202,278
Accounts payable and accrued expenses	1,803,765

Total Liabilities	21,892,224

NET ASSETS	$2,641,368,331

NET ASSETS CONSIST OF:
Undistributed net investment gain (loss)	$3,169,201
Net unrealized appreciation on investments, net of deferred taxes payable of $ 202,278	293,131,693
Accumulated net realized gain (loss)	6,541,921
Net capital paid in on shares of beneficial interest	2,338,525,516

$2,641,368,331

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($ 1,580,850,030 applicable to 77,507,198 shares of beneficial interest outstanding - Note 4)	$20.40
Maximum sales charge, 4.50% of offering price	0.96

Maximum offering price per share	$21.36

Class B Shares:
Net asset value and offering price per share * ($34,996,223 applicable to 1,794,233 shares of beneficial interest outstanding - Note 4)	$19.50

Class C Shares:
Net asset value and offering price per share * ($ 427,126,673 applicable to 21,817,513 shares of beneficial interest outstanding - Note 4)	$19.58

10	Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	March 31, 2005 (Unaudited)

Class I Shares:
Net asset value, offering and redemption price per share ($548,726,629 applicable to 26,452,168 shares of beneficial interest outstanding - Note 4)	$20.74

Class R1 Shares:
Net asset value, offering and redemption price per share ($49,639,486 applicable to 2,423,593 shares of beneficial interest outstanding - Note 4)	$20.48

Class R5 Shares:
Net asset value, offering and redemption price per share ($29,290 applicable to 1,412 shares of beneficial interest outstanding Note 4)	$20.74

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report	11

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Six Months Ended March 31, 2005 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $ 2,187,062)	$17,895,563
Interest income	1,208,512

Total Income	19,104,075

EXPENSES:
Investment advisory fees (Note 3)	8,270,224
Administration fees (Note 3)
Class A Shares	791,310
Class B Shares	17,899
Class C Shares	209,670
Class I Shares	107,526
Class R1 Shares	18,157
Class R5 Shares	1
Distribution and service fees (Note 3)
Class A Shares	1,588,876
Class B Shares	143,575
Class C Shares	1,682,192
Class R1 Shares	73,332
Transfer agent fees
Class A Shares	836,350
Class B Shares	31,050
Class C Shares	206,305
Class I Shares	107,325
Class R1 Shares	23,790
Class R5 Shares	1,947
Registration and filing fees
Class A Shares	46,924
Class B Shares	7,784
Class C Shares	18,592
Class I Shares	33,626
Class R1 Shares	12,524
Class R5 Shares	3,633
Custodian fees (Note 3)	662,999
Professional fees	64,955
Accounting fees	95,020
Trustee fees	23,320
Other expenses	369,983

Total Expenses	15,448,889
Less:
Expenses reimbursed by investment advisor (Note 3)	(129,453)
Fees paid indirectly (Note 3)	(3,549)

Net Expenses	15,315,887

Net Investment Income	$3,788,188

12	Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Six Months Ended March 31, 2005 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$17,353,009
Foreign currency transactions	(7,547,690)

9,805,319

Net change in unrealized appreciation (depreciation) on:
Investments, net of change in deferred taxes payable of $ (293,440)	214,244,337
Foreign currency translation	(10,805,966)

203,438,371

Net Realized and Unrealized Gain	213,243,690

Net Increase in Net Assets Resulting From Operations	$217,031,878

See notes to financial statements.

Certified Semi-Annual Report	13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income gain	$3,788,188	$6,816,361
Net realized gain on investments and foreign currency transactions	9,805,319	21,723,437
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	203,438,371	61,424,573

Net Increase in Net Assets Resulting from Operations	217,031,878	89,964,371
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(4,434,070)	0
Class C Shares	(122,294)	0
Class I Shares	(2,356,216)	0
Class R1 Shares	(123,918)	0
FUND SHARE TRANSACTIONS - (Note 4)
Class A Shares	503,619,080	797,028,763
Class B Shares	9,870,931	14,140,582
Class C Shares	149,390,435	172,158,420
Class I Shares	212,777,422	242,069,929
Class R1 Shares	36,127,986	10,904,969
Class R5 Shares	29,965	0

Net Increase in Net Assets	1,121,811,199	1,326,267,034
NET ASSETS:
Beginning of period	1,519,557,132	193,290,098

End of period	$2,641,368,331	$1,519,557,132

See notes to financial statements.

14	Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in both foreign and domestic equity securities selected on a value basis.

The Fund currently offers six classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R1) and (Class R5) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments, of the Fund, to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment

Certified Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2005 (Unaudited)

to purchase a security, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2005, these fees were payable at annual rates ranging from .875 of 1% to ..675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $4,496 for Class B shares, $71,238 for Class I shares, $48,140 for Class R1 shares, and $5,579 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2005, the Distributor has advised the Fund that it earned net commissions aggregating $176,041 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $28,164 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R1, shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R1 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R1 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective service and distribution plans for the period ended March 31, 2005, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $3,549.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

16	Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2005 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Sale of Class R5 shares commenced February 1, 2005. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	32,237,667	$641,401,402	51,167,423	$894,268,597
Shares issued to shareholders in reinvestment of dividends	151,574	3,092,104	—	—
Shares repurchased**	(7,073,240)	(140,874,426)	(5,531,059)	(97,239,834)

Net Increase (Decrease)	25,316,001	$503,619,080	45,636,364	$797,028,763

**     The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the period ended March 31, 2005 and year ended September 30, 2004, $47,597 and $51,074, respectively, were netted in the amount reported for shares repurchased.

Class B Shares
Shares sold	555,626	$10,557,089	897,624	$15,193,868
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(36,563)	(686,158)	(62,324)	(1,053,286)

Net Increase (Decrease)	519,063	$9,870,931	835,300	$14,140,582

Class C Shares
Shares sold	8,543,119	$162,774,590	10,858,583	$184,217,626
Shares issued to shareholders in reinvestment of dividends	3,755	73,670	—	—
Shares repurchased	(703,519)	(13,457,825)	(716,792)	(12,059,206)

Net Increase (Decrease)	7,843,355	$149,390,435	10,141,791	$172,158,420

Class I Shares
Shares sold	11,830,521	$238,377,324	14,591,120	$258,463,205
Shares issued to shareholders in reinvestment of dividends	89,135	1,847,766	—	—
Shares repurchased**	(1,351,996)	(27,447,668)	(921,861)	(16,393,276)

Net Increase (Decrease)	10,567,660	$212,777,422	13,669,259	$242,069,929

**     The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the period ended March 31, 2005 and year ended September 30, 2004, $14,820 and $18,249, respectively, were netted in the amount reported for shares repurchased.

Class R1 Shares
Shares sold	1,989,529	$39,762,145	686,300	$12,209,648
Shares issued to shareholders in reinvestment of dividends	2,555	52,352	—	—
Shares repurchased	(181,568)	(3,686,511)	(73,228)	(1,304,679)

Net Increase (Decrease)	1,810,516	$36,127,986	613,072	$10,904,969

Certified Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2005 (Unaudited)

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class R5 Shares*
Shares sold	1,414	$29,996	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(2)	(31)	—	—

Net Increase (Decrease)	1,412	$29,965	—	$—

*	Effective date of Class R5 was February 1, 2005.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,148,741,865 and $272,757,499, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$2,309,295,626

Gross unrealized appreciation on a tax basis	$321,521,827
Gross unrealized depreciation on a tax basis	(14,304,035)

Net unrealized appreciation (depreciation) on investments (tax basis)	$307,217,792

At March 31, 2005, the Fund had tax basis capital losses of $7,110,004 which may be carried over to offset future capital gains. To the extent such carry forwards are used in future years, capital gain distributions may be reduced to the extent provided by regulations. Such losses expire September 30, 2011.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

During the period ended March 31, 2005, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

CONTRACTS TO SELL:

103,000,000	Swiss Franc for 85,134,521 USD, August 10, 2005	$(1,801,371)
55,000,000	Euro Dollar for 67,551,000 USD, April 6, 2005	(3,779,103)
41,000,000	Euro Dollar for 50,250,010 USD, April 15, 2005	(2,933,276)
50,000,000	Pound Sterling for 92,776,250 USD, July 11, 2005	(1,186,438)
65,000,000	Pound Sterling for 121,600,700 USD July 29, 2005	(472,119)
1,900,000,000	Indian Rupee for 40,921,818 USD April 6, 2005	(2,572,368)
450,000,000	Mexican Peso for 38,409,013 USD April 6, 2005	(1,801,691)
250,000,000	Mexican Peso for 21,321,052 June 14, 2005	(717,761)
70,000,000	Mexican Peso for 5,964,045 July 11, 2005	(177,536)
210,000,000	Mexican Peso for 18,112,817 August 10, 2005	(216,905)

Unrealized loss from forward Sell contracts:		(15,658,568)

77,000,000	Euro Dollar for 101,843,280 USD, July 11, 2005	1,713,642
100,000,000	Euro Dollar for 130,790,000 USD, July 29, 2005	664,612

Unrealized gain from forward Sell contracts:		2,378,254

Net unrealized gain (loss) from forward Sell contracts:		$(13,280,314)

CONTRACTS TO BUY:

55,000,000	Euro Dollar for 71,739,250 USD, April 6, 2005	$(409,147)
41,000,000	Euro Dollar for 53,482,450 USD, April 15, 2005	(299,164)
800,000,000	Indian Rupee for 18,371,799 USD, April 6, 2005	(58,458)

Net unrealized loss from forward Buy contracts:		$(766,769)

Net unrealized gain (loss) from forward Exchange contracts:		$(14,047,083)

18	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31,				Year Ended September 30,
	2005		2004	2003	2002	2001	2000
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$18.18		$14.95	$11.88	$12.37	$16.64	$12.95

Income from investment operations:
Net investment income	0.04		0.15	0.06	0.03	0.03	0.44
Net realized and unrealized gain (loss) on investments	2.25		3.08	3.00	(0.54)	(3.39)	4.03

Total from investment operations	2.29		3.23	3.06	(0.51)	(3.36)	4.47

Redemption fees added to paid in capital	—		—	0.01	0.02	—	—
Less dividends from:
Net investment income	(0.07)		—	—	—	(0.86)	(0.78)
Return of capital	—		—	—	—	(0.05)	—

Total dividends	(0.07)		—	—	—	(0.91)	(0.78)

Change in net asset value	2.22		3.23	3.07	(0.49)	(4.27)	3.69
NET ASSET VALUE, end of period	$20.40		$18.18	$14.95	$11.88	$12.37	$16.64

RATIOS/SUPPLEMENTAL DATA
Total return (a)	12.60%		21.61%	25.84%	(3.96)%	(21.28)%	34.42%
Ratios to average net assets:
Net investment income	0.39	%(b)	0.88%	0.44%	0.19%	0.22%	2.61%
Expenses, after expense reductions	1.42	%(b)	1.49%	1.59%	1.57%	1.54%	1.53%
Expenses, after expense reductions and net of custody credits	1.42	%(b)	1.49%	1.59%	1.57%	—	—
Expenses, before expense reductions	1.42	%(b)	1.51%	1.67%	1.60%	1.56%	1.55%
Portfolio turnover rate	13.73%		35.84%	58.35%	28.39%	61.05%	86.13%
Net assets at end of period (000)	$1,580,850		$948,631	$97,991	$69,490	$56,507	$76,070

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report	19

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,				Period Ended Sept. 30, 2000 (b)
			2004	2003	2002	2001
Class B Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$17.39		$14.43	$11.57	$12.16	$16.44	$17.62

Income from investment operations:
Net investment income (loss)	(0.05)		(0.02)	(0.04)	(0.08)	(0.06)	0.14
Net realized and unrealized gain (loss) on investments	2.16		2.98	2.90	(0.51)	(3.36)	(0.79)

Total from investment operations	2.11		2.96	2.86	(0.59)	(3.42)	(0.65)

Less dividends from:
Net investment income	—		—	—	—	(0.82)	(0.53)
Return of capital	—		—	—	—	(0.04)	—

Total dividends	—		—	—	—	(0.86)	(0.53)

Change in net asset value	2.11		2.96	2.86	(0.59)	(4.28)	(1.18)
NET ASSET VALUE, end of period	$19.50		$17.39	$14.43	$11.57	$12.16	$16.44

RATIOS/SUPPLEMENTAL DATA
Total return (c)	12.13%		20.51%	24.72%	(4.85)%	(21.86)%	(3.73)%
Ratios to average net assets:
Net investment income (loss)	(0.48	)%(a)	(0.12)%	(0.32)%	(0.58)%	(0.39)%	1.63	%(a)
Expenses, after expense reductions	2.27	%(a)	2.36%	2.38%	2.39%	2.40%	2.38	%(a)
Expenses, after expense reductions and net of custody credits	2.27	%(a)	2.36%	2.38%	2.39%	—	—
Expenses, before expense reductions	2.30	%(a)	2.42%	2.84%	2.88%	3.62%	6.08	%(a)
Portfolio turnover rate	13.73%		35.84%	58.35%	28.39%	61.05%	86.13%
Net assets at end of period (000)	$34,996		$22,181	$6,346	$4,672	$2,570	$1,270

(a)	Annualized.

(b)	Effective date of Class B Shares was April 3, 2000.

(c)	Not annualized for periods less than one year.

+	Based on weighted average shares outstanding.

20	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,
			2004	2003	2002	2001	2000
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$17.46		$14.47	$11.60	$12.19	$16.49	$12.88

Income from investment operations:
Net investment income (loss)	(0.03)		0.01	(0.04)	(0.08)	(0.08)	0.38
Net realized and unrealized gain (loss) on investments	2.16		2.98	2.91	(0.51)	(3.37)	3.91

Total from investment operations	2.13		2.99	2.87	(0.59)	(3.45)	4.29

Less dividends from:
Net investment income	(0.01)		—	—	—	(0.81)	(0.68)
Return of capital	—		—	—	—	(0.04)	—

Total dividends	(0.01)		—	—	—	(0.85)	(0.68)

Change in net asset value	2.12		2.99	2.87	(0.59)	(4.30)	3.61
NET ASSET VALUE, end of period	$19.58		$17.46	$14.47	$11.60	$12.19	$16.49

RATIOS/SUPPLEMENTAL DATA
Total return (a)	12.18%		20.66%	24.74%	(4.84)%	(21.96)%	33.20%
Ratios to average net assets:
Net investment income (loss)	(0.34	)%(b)	0.04%	(0.31)%	(0.62)%	(0.51)%	2.25%
Expenses, after expense reductions	2.17	%(b)	2.26%	2.37%	2.36%	2.37%	2.37%
Expenses, after expense reductions and net of custody credits	2.17	%(b)	2.26%	2.37%	2.36%	—	—
Expenses, before expense reductions	2.17	%(b)	2.26%	2.45%	2.36%	2.39%	2.43%
Portfolio turnover rate	13.73%		35.84%	58.35%	28.39%	61.05%	86.13%
Net assets at end of period (000)	$427,127		$243,955	$55,443	$39,995	$26,426	$26,120

(a)	Not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report	21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,			Period Ended September 30, 2001(b)
			2004	2003	2002
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$18.48		$15.13	$11.96	$12.40	$14.63

Income from investment operations:
Net investment income	0.09		0.24	0.14	0.10	0.11
Net realized and unrealized gain (loss) on investments	2.28		3.11	3.03	(0.54)	(2.21)

Total from investment operations	2.37		3.35	3.17	(0.44)	(2.10)

Less dividends from:
Net investment income	(0.11)		—	—	—	(0.08)
Return of capital	—		—	—	—	(0.05)

Total dividends	(0.11)		—	—	—	(0.13)

Change in net asset value	2.26		3.35	3.17	(0.44)	(2.23)
NET ASSET VALUE, end of period	$20.74		$18.48	$15.13	$11.96	$12.40

RATIOS/SUPPLEMENTAL DATA
Total return (c)	12.84%		22.14%	26.51%	(3.55)%	(14.50)%
Ratios to average net assets:
Net investment income	0.85	%(a)	1.35%	1.07%	0.71%	1.57	%(a)
Expenses, after expense reductions	0.99	%(a)	0.99%	0.99%	0.99%	0.97	%(a)
Expenses, after expense reductions and net of custody credits	0.99	%(a)	0.99%	0.99%	0.99%	—
Expenses, before expense reductions	1.02	%(a)	1.11%	1.25%	1.28%	1.38	%(a)
Portfolio turnover rate	13.73%		35.84%	58.35%	28.39%	61.05%
Net assets at end of period (000)	$548,727		$293,583	$33,511	$19,187	$11,249

(a)	Annualized.

(b)	Effective date of Class I Shares was March 30, 2001.

(c)	Not annualized for periods less than one year.

+	Based on weighted average shares outstanding.

22	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30, 2004	Period Ended September 30, 2003(c)
Class R1 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$18.28		$15.01	$13.59

Income from investment operations:
Net investment income	0.07		0.19	0.02
Net realized and unrealized gain (loss) on investments	2.23		3.08	1.40

Total from investment operations	2.30		3.27	1.42

Less dividends from:
Net investment income	(0.10)		—	—

Change in net asset value	2.20		3.27	1.42
NET ASSET VALUE, end of period	$20.48		$18.28	$15.01

RATIOS/SUPPLEMENTAL DATA
Total return (a)	12.59%		21.79%	10.45%
Ratios to average net assets:
Net investment income	0.71	%(b)	1.08%	0.65	%(b)
Expenses, after expense reductions	1.45	%(b)	1.45%	1.60	%(b)
Expenses, after expense reductions and net of custody credits	1.45	%(b)	1.45%	1.60	%(b)
Expenses, before expense reductions	1.78	%(b)	2.42%	30,451.98	%(b)†
Portfolio turnover rate	13.73%		35.84%	58.35%
Net assets at end of period (000)	$49,639		$11,207	$—	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was July 1, 2003.

(d)	Net assets at end of year were less than $1,000.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report	23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund	(Unaudited)*

	*Period Ended March 31, 2005 (c)
Class R5 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$20.37

Income from investment operations:
Net investment income	0.10
Net realized and unrealized gain (loss) on investments	0.27

Total from investment operations	0.37

Less dividends from:
Net investment income	—

Change in net asset value	0.37
NET ASSET VALUE, end of period	$20.74

RATIOS/SUPPLEMENTAL DATA
Total return (a)	1.82%
Ratios to average net assets:
Net investment income	3.01	%(b)
Expenses, after expense reductions	0.99	%(b)
Expenses, after expense reductions and net of custody credits	0.98	%(b)
Expenses, before expense reductions	251.56	%(b)†
Portfolio turnover rate	13.73%
Net assets at end of period (000)	$29

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R5 Shares was February 1, 2005.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

24	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	March 31, 2005 (Unaudited)

CUSIPS: CLASS A - 885-215-657, CLASS B - 885-215-616, CLASS C - 885-215-640, CLASS I - 885-215-566, CLASS R1 - 885-215-525, CLASS R5 - 885-215-368

NASDAQ SYMBOLS: CLASS A - TGVAX, CLASS B - THGBX, CLASS C - THGCX, CLASS I - TGVIX, CLASS R1 - TGVRX, CLASS R5 - TIVRX

	Shares/ Principal Amount	Value
COMMON STOCK — 95.46%
AUTOMOBILES & COMPONENTS — 6.19%
AUTOMOBILES — 6.19%
Bayerische Motoren Werke AG	1,134,276	$51,554,055
Hero Honda Motors Ltd.	1,536,700	19,288,805
Hyundai Motor Co.	788,900	42,727,228
Toyota Motor Corp.	1,343,600	49,997,333

TOTAL AUTOMOBILES & COMPONENTS		163,567,421

BANKS — 13.58%
COMMERCIAL BANKS — 13.58%
Bank of Fukuoka Ltd.	8,584,300	53,879,542
Bank of Ireland Group	2,830,300	44,702,913
Barclays plc	5,772,100	58,972,281
ICICI Bank Ltd.	832,737	7,494,061
ICICI Bank Ltd. Sponsored ADR	269,000	5,573,680
Kookmin Bank	1,090,800	48,712,733
Lloyds TSB Group plc	6,987,400	63,075,444
Mitsubishi Tokyo Financial Group	5,035	43,670,319
Shinhan Financial Group Co.	1,221,200	32,709,640

TOTAL BANKS		358,790,613

CAPITAL GOODS — 2.00%
AEROSPACE & DEFENSE — 2.00%
Embraer Brasileira de Aeronaut ADR	1,685,028	52,741,376

TOTAL CAPITAL GOODS		52,741,376

CONSUMER DURABLES & APPAREL — 5.62%
TEXTILES,APPAREL & LUXURY GOODS — 5.62%
Adidas-Salomon AG	371,821	59,025,865
Burberry Group plc	5,607,946	43,368,514
Puma AG	183,471	45,948,701

TOTAL CONSUMER DURABLES & APPAREL		148,343,080

DIVERSIFIED FINANCIALS — 8.28%
CAPITAL MARKETS — 2.72%
UBS AG	848,580	71,690,991

Certified Semi-Annual	25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 5.56%
Deutsche Börse AG	1,128,609	$84,884,339
Euronext NV	1,743,897	62,075,360

TOTAL DIVERSIFIED FINANCIALS		218,650,690

ENERGY — 7.72%
OIL & GAS — 7.72%
BP Amoco ADR	1,172,900	73,188,960
China Petroleum & Chemical Corp.	145,812,000	59,358,669
Petroleo Brasileiro SA ADR	1,614,700	71,337,446

TOTAL ENERGY		203,885,075

FOOD & STAPLES RETAILING — 7.93%
FOOD & STAPLES RETAILING — 7.93%
Carrefour SA	909,300	48,273,757
FamilyMart Co. Ltd.	1,560,600	45,992,035
Tesco plc	11,563,053	69,113,525
Wal Mart De Mexico	13,113,400	45,988,261

TOTAL FOOD & STAPLES RETAILING		209,367,578

FOOD BEVERAGE & TOBACCO — 1.94%
FOOD PRODUCTS — 1.94%
Cadbury Schweppes plc	5,118,141	51,276,036

TOTAL FOOD BEVERAGE & TOBACCO		51,276,036

INSURANCE — 3.25%
INSURANCE — 3.25%
ACE Ltd.	996,600	41,129,682
Willis Group Holdings Ltd.	1,214,388	44,774,486

TOTAL INSURANCE		85,904,168

MATERIALS — 1.51%
CHEMICALS — 1.51%
Givaudan AG	62,060	39,867,905

TOTAL MATERIALS		39,867,905

MEDIA — 6.70%
MEDIA — 6.70%
Promotora de Informaciones SA	2,512,700	50,797,557
Rogers Communications Inc.	2,238,900	60,949,016
Shaw Communications	3,217,600	65,275,000

TOTAL MEDIA		177,021,573

26	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
PHARMACEUTICALS & BIOTECHNOLOGY — 9.55%
PHARMACEUTICALS — 9.55%
GlaxoSmithKline plc	2,824,935	$64,712,186
Novartis AG ADR	1,168,600	54,667,108
Novo Nordisk A/S	907,600	50,551,673
Sanofi-Aventis	975,600	82,295,325

TOTAL PHARMACEUTICALS & BIOTECHNOLOGY		252,226,292

RETAILING — 2.12%
SPECIALTY RETAIL — 2.12%
Kingfisher plc	10,272,675	56,017,323

TOTAL RETAILING		56,017,323

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.44%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.44%
Samsung Electronics Co. Ltd.	77,200	38,162,875

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		38,162,875

SOFTWARE & SERVICES — 3.08%
COMMUNICATIONS EQUIPMENT — 1.81%
Amdocs Ltd.+	1,684,400	47,836,960
INTERNET SOFTWARE & SERVICES — 0.50%
Netease.com Inc.+	273,200	13,170,972
SOFTWARE — 0.77%
Shanda Interactive Entertainment Ltd.+	675,900	20,412,180

TOTAL SOFTWARE & SERVICES		81,420,112

TECHNOLOGY HARDWARE & EQUIPMENT — 3.49%
ELECTRONIC EQUIPMENT & INSTRUMENTS — 1.39%
Tandberg ASA	3,507,400	36,613,133
OFFICE ELECTRONICS — 2.10%
Canon Inc.	1,036,800	55,598,974

TOTAL TECHNOLOGY HARDWARE & EQUIPMENT		92,212,107

TELECOMMUNICATION SERVICES — 7.01%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.63%
Portugal Telecom SGPS SA	2,746,500	32,196,162
Singapore Telecommunications Ltd.	23,905,000	37,356,087
WIRELESS TELECOMMUNICATION SERVICES — 4.38%
America Movil S.A. de C.V.	742,100	38,292,360
SK Telecom Co. Ltd.	164,134	27,638,517
Vodafone Group plc ADR	1,871,200	49,699,072

TOTAL TELECOMMUNICATION SERVICES		185,182,198

Certified Semi-Annual Report	27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
TRANSPORTATION — 3.55%
TRANSPORTATION INFRASTRUCTURE — 3.55%
China Merchants Hldgs Intl. Co. Ltd.	22,725,000	$44,580,248
Fraport AG	1,195,033	49,093,177

TOTAL TRANSPORTATION		93,673,425

UTILITIES — 0.50%
ELECTRIC UTILITIES — 0.50%
Datang International Power Generation Co. Ltd.	18,292,500	13,251,611
TOTAL UTILITIES		13,251,611

TOTAL COMMON STOCK (Cost $ 2,214,144,122)		2,521,561,458

SHORT TERM INVESTMENTS — 3.60%
American General Finance Corp., 2.69%, 4/6/2005	$20,000,000	19,992,528
American General Finance Corp., 2.77%, 4/13/2005	6,000,000	5,994,460
American General Finance Corp., 2.79%, 4/4/2005	15,000,000	14,996,512
American General Finance Corp., 2.79%, 4/8/2005	25,000,000	24,986,438
American General Finance Corp., 2.82%, 4/11/2005	13,000,000	12,989,817
American General Finance Corp., 2.82%, 4/21/2005	4,000,000	3,993,733
Toyota, 2.60%, 4/1/2005	7,000,000	7,000,000
Toyota, 2.75%, 4/5/2005	5,000,000	4,998,472

TOTAL SHORT TERM INVESTMENTS (Cost $ 94,951,960)		94,951,960

TOTAL INVESTMENTS — 99.06% (COST $ 2,309,096,082)		$2,616,513,418

OTHER ASSETS LESS LIABILITIES — 0.94%		24,854,913

NET ASSETS — 100.00%		$2,641,368,331

Footnote Legend

See notes to financial statements.

+	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

28	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2005 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/05

Banks	13.58%
Pharmaceuticals & Biotechnology	9.55%
Diversified Financials	8.28%
Food & Staples Retailing	7.93%
Energy	7.72%
Telecommunication Services	7.01%
Media	6.70%
Automobiles & Components	6.19%
Consumer Durables & Apparel	5.62%
Transportation	3.55%
Technology Hardware & Equipment	3.49%
Insurance	3.25%
Software & Services	3.08%
Retailing	2.12%
Capital Goods	2.00%
Food, Beverage & Tobacco	1.94%
Materials	1.51%
Semiconductors & Semiconductor Equip.	1.44%
Utilities	0.50%
Other Assets and Cash Equivalents	4.54%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/05

U.K	21.76%
Germany	10.99%
Japan	9.43%
France	7.29%
South Korea	7.19%
Switzerland	6.29%
China	5.71%
Canada	4.78%
Brazil	4.70%
Mexico	3.19%
Spain	1.92%
Denmark	1.91%
U.S.	1.81%
Ireland	1.69%
Bermuda	1.56%
Singapore	1.41%
Norway	1.39%
Portugal	1.22%
India	1.22%
Other Assets and Cash Equivalents	4.54%

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EXPENSE EXAMPLE

Thornburg International Value Fund	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares,

(b) a deferred sales charge on redemptions of any part of all of a purchase of $1 million of Class A shares within 12 months of purchase, and

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase; and

(d) a 90-day redemption fee on Class A and Class I shares; and

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04–3/31/05
Class A Shares
Actual	$1,000.00	$1,126.00	$7.53
Hypothetical*	$1,000.00	$1,017.85	$7.15
Class B Shares
Actual	$1,000.00	$1,121.30	$12.02
Hypothetical*	$1,000.00	$1,013.60	$11.41
Class C Shares
Actual	$1,000.00	$1,121.80	$11.46
Hypothetical*	$1,000.00	$1,014.13	$10.88
Class I Shares
Actual	$1,000.00	$1,128.40	$5.24
Hypothetical*	$1,000.00	$1,020.01	$4.98
Class R1 Shares
Actual	$1,000.00	$1,125.90	$7.67
Hypothetical*	$1,000.00	$1,017.72	$7.28
Class R5 Shares**
Actual	$1,000.00	$1,018.20	$4.95
Hypothetical*	$1,000.00	$1,020.02	$4.96

†	Expenses are equal to the annualized expense ratio for each class (A: 1.42%; B: 2.27%; C: 2.17%; I: 0.99%; R1: 1.45%; and R5: 0.98%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

**	Effective date of Class R5 was February 1, 2005.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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INDEX COMPARISON

Thornburg International Value Fund	March 31, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Value Fund versus MSCI EAFE Index (May 28, 1998 to March 31, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2005 (with sales charge)

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 05/28/98)	7.12%	3.53%	9.31%
B Shares (Incep: 4/03/00)	6.17%	—	3.22%
C Shares (Incep: 5/28/98)	10.29%	3.61%	9.08%
R1 Shares (Incep: 7/01/03)	12.16%	—	26.75%
R5 Shares (Incep: 2/01/05)	—	—	1.82%
MSCI EAFE Index (Since: 05/28/98)	15.06%	(1.15)%	3.22%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains and the following sales charges: Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class R1 and R5 shares.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with gross dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Semi-Annual Report	31

OTHER INFORMATION

Thornburg International Value Fund	March 31, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

32	Certified Semi-Annual Report

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

Core Strategies for Building Wealth

Thornburg International Value Fund

I Shares

Informational Brochure and Semi-Annual Report – March 31, 2005

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg International Value Fund

Finding Promising Companies at a Discount

The Fund seeks long-term capital appreciation by investing in a portfolio of a limited number of holdings selected on a value basis using fundamental research. As a secondary consideration, the fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

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Important Information

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

Minimum investments for Class I shares are higher than those for other classes.

Morningstar Award

Established in 1988, the Morningstar Fund Manager of the Year Award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus. To qualify for the award, managers must have not only a great year, but also must have a record of delivering outstanding long-term performance and of aligning their interests with shareholders’. The Fund Manager of the Year Award winners are chosen based upon Morningstar’s proprietary research and in-depth evaluation by its senior analysts.

Glossary

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) – The MSCI EAFE is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with gross dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Portfolio Overview

Thornburg International Value Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for class I shares.

MANAGEMENT TEAM

Front row, L to R: Wendy Trevisani, Bill Fries, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Thomas Garcia, Ed Maran, Lei Wang, Lewis Kaufman, and Vin Walden.

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E*	19.2x
Portfolio Price to Cash Flow*	8.7
Portfolio Price to Book Value*	2.4
Median Market Cap*	$12.33 B
3-Year Beta (Thornburg vs. MSCI EAFE)	0.92
Holdings	52
Emerging Markets Exposure	22.0%

*	Source: Russell Mellon Analytical Services.

During the fiscal six month period ended March 31, 2005, international stocks continued to perform well as the Thornburg International Value Fund I shares posted a positive total return of 12.84% and the MSCI EAFE Index returned 15.13%. Positive performance was primarily derived from the first half of the period when stocks rallied during the last calendar quarter of 2004. The Fund found the most success in financial and technology stocks as well as individual holdings from a diverse group of countries.

Financial stocks, including diversified financials and banks, remained the largest weighting in the portfolio during the period. In particular, the banks industry group presented diverse opportunity from a regional and business standpoint. During the period we owned eight different banking stocks from five different countries (from Asia to Europe), that included small regional banks and very large global commercial banks. Banks represented our largest positive contributor to relative and absolute performance, primarily because of strong returns from Bank of Fukuoka Ltd., a regional bank serving the city of Fukuoka, Japan, and Lloyds TSB Group plc, an English bank offering retail and corporate banking services. Diversified financials, although not as large a weight in the portfolio, had just as much impact on positive performance as the bank holdings, particularly due to the performance of long time holdings Deutsche Börse AG and Euronext NV. Deutsche Börse operates the Frankfurt stock exchange, and Euronext is the largest pan European securities trading exchange. Both stocks benefited from increased market volatility and derivative trading. In addition, the battle for the London Stock Exchange has highlighted the low valuations of both Deutsche Börse and Euronext, renewing investor interest in the companies.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2005

	1Q ‘05	1 Yr	3 Yrs	Since Inception
I Shares (Incep: 3/30/01)	0.05%	12.65%	11.96%	9.49%
MSCI EAFE Index (Since: 3/30/01)	(0.17)%	15.06%	11.64%	6.21%

*	Periods under one year are not annualized.

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Another area of relative strength for the portfolio was technology. Software and services holdings Amdocs and Infosys Technologies performed well. Amdocs provides customer care and billing software to telecommunications companies around the world, and Infosys Technologies provides IT consulting and software services. Infosys was sold from the portfolio in November, when it reached the target price.

Consumer discretionary stocks represented a large portion of the portfolio and included a diverse group of stocks from several industries including automobiles and components, media, retailing, and consumer durables. Because of the larger weighting than the index and the slight underperformance as a group, consumer discretionary stocks were a drag on relative portfolio performance. There were some strong individual performances, including auto makers Hero Honda Motors Ltd. in China and Hyundai Motor Co. in South Korea, which both posted significant gains during the period. Media holding Rogers Communications Inc. of Canada also had strong performance. The main detractor in the sector was apparel company Puma AG.

The Fund remains concentrated with 52 total holdings, yet diversified, as those holdings represent exposure to 19 different industry groups, and 19 different countries. Market cap exposure is spread across small, mid, and large cap stocks with a bias towards large cap (stocks with market caps above $8 billion), and emerging market exposure is currently a modest 22%.

The focus of the portfolio continues to remain on utilizing the same disciplined bottom-up strategy of seeking promising companies at a discount.

PERFORMANCE IMPACT FOR SIX MONTHS ENDED 3/31/05

Top Contributors	Top Detractors
Deutsche Börse AG	Toyota Motor Corp.
Rogers Communications Inc.	Datang Intl Power Generation Co.
Petroleo Brasileiro SA	Puma AG
Euronext NV	Tandberg ASA
Bank of Fukuoka Ltd.	Kingfisher plc

Source: Thompson Portfolio Analytics

TOP TEN HOLDINGS

Deutsche Börse AG	3.2%
Sanofi-Aventis	3.1%
BP Amoco ADR	2.8%
UBS AG	2.7%
Petroleo Brasileiro SA	2.7%
Tesco plc	2.6%
Shaw Communications Inc.	2.5%
GlaxoSmithKline plc	2.5%
Lloyds TSB Group plc	2.4%
Euronext NV	2.4%

TOP TEN COUNTRIES

U.K.	21.7%
Germany	11.0%
Japan	9.4%
France	7.3%
South Korea	7.2%
Switzerland	6.3%
China	5.7%
Canada	4.8%
Brazil	4.7%
Mexico	3.2%

TOP TEN INDUSTRIES

Banks	13.6%
Pharmaceuticals & Biotechnology	9.6%
Diversified Financials	8.3%
Food & Staples Retailing	7.9%
Energy	7.7%
Telecommunication Services	7.0%
Media	6.7%
Automobiles & Components	6.2%
Consumer Durables & Apparel	5.6%
Transportation	3.6%

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Thornburg International Value Fund

Finding Promising Companies at a Discount

Investing is an art. It is also a science. It requires vision and precision – the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal.

The greatest success comes to those who strike a balance between the two.

Thornburg International Value Fund strikes such a balance.

The Fund seeks to find bargains in overseas markets. It differs from other international equity funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more inclusive approach to value investing. This unique strategy has provided shareholders with superior returns since the Fund’s inception in 1998, and has earned portfolio manager Bill Fries the distinction of Morningstar’s 2003 International Fund Manager of the Year.

Fries’ unassuming and quiet demeanor belies his fierce determination to recognize value and harness it for his shareholders. He brings more than thirty years of investment experience to the process. He also brings a commitment to fundamental, hands-on research. He and his team of associate portfolio managers are dedicated to a collaborative approach in identifying and analyzing investment ideas. They scour the globe to find the world’s most profitable companies. The investment committee is, in Fries’ words, “in continuous session.” Everybody’s idea is important. “Combining promise and discount valuation” is the team’s mantra.

In managing Thornburg International Value Fund, Fries takes a conservative, bottom-up approach to stock selection. The Fund is not predisposed to a geographical region or industry type. And it recognizes no “false gods.” Fries and his associates use a combination of traditional value screens, financial analysis, collaborative research, and on-site company visits to gauge the intrinsic value of a company and to estimate its potential for significant future earnings growth. Their goal is to maintain a portfolio of 45–55 companies diversified by sector, country, region, and economic sensitivity, with no one industry accounting for more than 25% of the Fund’s portfolio, and no one stock comprising more than 5.0%.

Because of the limited number of stocks in the portfolio, every holding counts. Once a company has survived the team’s initial screens, the managers then expand their analysis of what is behind its revenue and cash-generating model. And they take the time to get to know the company, its people and its corporate culture. At the time of purchase, the managers set 12–18 month price targets for each stock. They review those targets as the fundamentals of the stocks change during the course of ownership.

The bottom line? By engendering a wide-open, collegial environment, Fries ensures that information flows freely and that the Fund benefits from the best of the team’s thinking. And because the Fund’s advisor, Thornburg Investment Management, is located in Santa Fe, New Mexico, the portfolio team avoids the tendency to be trapped by Wall Street’s “pack” instinct. While they have access to the best of Wall Street’s analysis, they are not ruled by it. Their distance from the pack serves to fortify independent and objective thinking.

Foreign markets now account for 49% of world market capitalization. Some markets do not move in sync. When one is up, often another is down. Losses in one may be offset by gains in another. Limiting the number of companies in the portfolio and employing a rigorous sell discipline has enabled the Thornburg team to strike a balance between risk and reward and allow shareholders in Thornburg International Value Fund to enjoy reasonable rates of growth and still sleep at night.

6    This page is not part of the Semi-Annual Report.

2005

Certified Semi-Annual Report

Thornburg International Value Fund

I Shares – March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    7

Letter to Shareholders

William V. Fries, CFA

Portfolio Manager

April 25, 2005

Results for the six month period ended March 31 were gratifying. At the beginning of the period NAV per I share was $18.48. At the end of the period NAV per share was $20.74. Total return for Class I shares was 12.84% compared with 15.13% for the MSCI EAFE benchmark. The Fund trailed the benchmark primarily as a result of weakness in a handful of consumer discretionary holdings such as Toyota and Puma, and from having very little exposure to the materials sector which helped drive index performance during the period.

Global markets recorded healthy gains since the Fund’s September fiscal year end, capped off with a relief rally in February following the successful Iraqi elections. European stock markets rose steadily through much of the period, but lost momentum in March as the biggest economies on the continent experienced slowing economic growth. The strength in European stock markets did not completely translate into gains for U.S. investors. A decline in currency values since December offset some of the gains recorded in local markets. Japan and Australia recorded market advances as well, with the latter reflecting its strength as a natural resource exporter. Among Asia’s emerging markets, South Korea was a standout, especially in the New Year, advancing while most other emerging country markets in the region declined. Valuation was more a factor here than a material change in business fundamentals.

Oil price increases continued to impact both markets and company earnings. Good for producers, bad for users. Industrial manufacturers and commodity processors such as steel and chemical companies enjoyed strong performance as well, although near the end of the period, concern with the potential impact of a global economic slowdown began to be reflected in these economically sensitive issues. The technology sector showed few signs of a rebound, although internet and mobile communications related businesses around the world continued to experience robust activity.

The International Value Fund performance benefited from good performance of stocks in several different sectors and industries. Exceptional returns were registered from our two European securities exchange holdings, Deutsche Börse AG and Euronext NV. Both companies indicated a desire to acquire the London Stock Exchange (LSE), but have demonstrated the discipline to avoid overpaying. Recognition of the valuation discount for these unique cash generating franchises became apparent to investors as the negotiations to acquire the LSE became public. Several other financial service sector stocks also did well. UBS AG in Switzerland, Bank of Fukuoka Ltd. in Japan and two South Korean Banks, Shinhan Financial Group Co. and Kookmin Bank, were prominent gainers. Among energy holdings, Petroleo Brasileiro SA ADR (Petrobras) was the standout performer. Media/communications holdings Shaw Communications Inc. and Rogers Communications Inc., both Canadian and American Movil SA de C.V., the leading Mexican cellular phone service provider, continue to do well, both in stock performance and in business execution. Amdocs Ltd., a provider of software service to the communications industry, continued to benefit from its industry leading position. In the consumer products area, Cadbury Schweppes plc was the best performer on the strength of its non-carbonated beverage business. Pharmaceutical holdings Sanofi-Aventis and GlaxoSmithKline plc performed better than industry peers in part because of low valuation. Issues that declined during the period were off only modestly. Prominent decliners included Toyota Motor Corp., Beijing Datang International Power Generation Co. Ltd., Puma, and Tandberg ASA (Norwegian, leader in business video conferencing technology).

The value of currencies can have an impact on portfolio performance as stock prices in local currencies are translated into dollars. A recent example is the impact of the dollar rally since the end of 2004. Rising local markets in Europe did not completely flow through to the benefit of U.S. based investors. As an example, the German market since the end of December 2004 recorded a gain of 2.27% through March 31, 2005. For U.S. investors, however, when adjusted for the 4% decline in the value of the Euro through March 31, 2005, the gain was diminished to a loss of (2.21)%. It is possible to neutralize some of this exogenous volatility effect through currency hedging (buying dollars at today’s rate for delivery in the future). Where and when it seems appropriate to

8    Certified Semi-Annual Report

modify the impact of currency fluctuations on the effectiveness of individual stock selection, we can and have used currency hedging effectively. At March 31, 2005, we were approximately 50% hedged on the three principal European currencies and near fully hedged on the Mexican Peso and Indian Rupee.

During the six months since September 30, 2004, twelve names were sold from the portfolio and twelve new holdings were added. A broad spectrum of economic activity and geography was represented in this activity, with pharmaceutical issues being a noteworthy area of some focus. Following are brief comments on our most recent purchases.

Singapore Telecommunications Ltd. provides full service communications in its home market, including cellular and broadband. It is growing slowly there, but pays a good dividend and has made material mobile communications investments in Australia (Optus), India (Bharti), Indonesia (Telkomsel) and other emerging markets where cellular penetration is lower and growth faster. Carrefour SA is the leading French-based supermarket chain. The domestic business has been losing ground in a very competitive environment in France, which has eliminated the stock’s long held premium reputation and valuation. New management from one of the company’s acquired entities is attempting to rationalize the business and regain past stature. A successful effort will be rewarding to shareholders. Promotora de Informaciones (commonly known as Prisa), is the leading media company in Spain, publishing El Pais, owning radio and TV stations and holding a 20% + stake in Sogecable, the nation’s leading pay per view cable TV company. Operating earnings and cash flow enhancement opportunities include both cost cutting and revenue generation. A radio JV with Televisa in Mexico and other Latin American countries and a bigger stake in Sogecable hold interesting promise. Novo Nordisk is an established Danish biotechnology company with a franchise among diabetics. In addition to insulin, the company’s clotting product, NovoSeven, could get a growth spurt if approved by the FDA for treatment of trauma and intercerebral hemorrhage in addition to its current indication for hemophelia. The company is not subject to patent expiration issues.

Our website at www.thornburg.com/funds has summary descriptions of these and the other portfolio holdings. The website also has other commentary you may find useful in tracking your investments.

Investor confidence has diminished due to a number of factors including high oil prices, slow economic growth in major economies on the European continent, and concern that the U.S. economy may slow. Despite the legitimacy of these concerns, sentiment regarding the sustainability of global economic expansion would likely improve materially with any decline in oil prices and revaluation upward of Asian currencies. Both are possible, although the success of our investments does not depend on this eventuality.

Thank you for your trust and confidence.

Sincerely,

William V. Fries, CFA

Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	March 31, 2005 (Unaudited)

ASSETS
Investments at value (cost $2,309,096,082)	$2,616,513,418
Cash	1,522,592
Cash denominated in foreign currency (cost $4,922,219)	4,911,922
Receivable for fund shares sold	26,212,213
Dividends receivable	13,920,456
Prepaid expenses and other assets	179,954

Total Assets	2,663,260,555

LIABILITIES
Payable for securities purchased	1,490,325
Payable for fund shares redeemed	2,449,584
Unrealized loss on forward exchange contracts (Note 6)	13,280,313
Payable to investment advisor and other affiliates (Note 3)	2,665,959
Deferred tax payable	202,278
Accounts payable and accrued expenses	1,803,765

Total Liabilities	21,892,224

NET ASSETS	$2,641,368,331

NET ASSETS CONSIST OF:
Undistributed net investment gain (loss)	$3,169,201
Net unrealized appreciation on investments, net of deferred taxes payable of $202,278	293,131,693
Accumulated net realized gain (loss)	6,541,921
Net capital paid in on shares of beneficial interest	2,338,525,516

$2,641,368,331

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,580,850,030 applicable to 77,507,198 shares of beneficial interest outstanding - Note 4)	$20.40

Maximum sales charge, 4.50% of offering price	0.96

Maximum offering price per share	$21.36

Class B Shares:
Net asset value and offering price per share * ($34,996,223 applicable to 1,794,233 shares of beneficial interest outstanding - Note 4)	$19.50

Class C Shares:
Net asset value and offering price per share * ($427,126,673 applicable to 21,817,513 shares of beneficial interest outstanding - Note 4)	$19.58

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	March 31, 2005 (Unaudited)

Class I Shares:
Net asset value, offering and redemption price per share ($548,726,629 applicable to 26,452,168 shares of beneficial interest outstanding - Note 4)	$20.74

Class R1 Shares:
Net asset value, offering and redemption price per share ($49,639,486 applicable to 2,423,593 shares of beneficial interest outstanding - Note 4)	$20.48

Class R5 Shares:
Net asset value, offering and redemption price per share ($29,290 applicable to 1,412 shares of beneficial interest outstanding Note 4)	$20.74

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    11

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Six Months Ended March 31, 2005 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $2,187,062)	$17,895,563
Interest income	1,208,512

Total Income	19,104,075

EXPENSES:
Investment advisory fees (Note 3)	8,270,224
Administration fees (Note 3)
Class A Shares	791,310
Class B Shares	17,899
Class C Shares	209,670
Class I Shares	107,526
Class R1 Shares	18,157
Class R5 Shares	1
Distribution and service fees (Note 3)
Class A Shares	1,588,876
Class B Shares	143,575
Class C Shares	1,682,192
Class R1 Shares	73,332
Transfer agent fees
Class A Shares	836,350
Class B Shares	31,050
Class C Shares	206,305
Class I Shares	107,325
Class R1 Shares	23,790
Class R5 Shares	1,947
Registration and filing fees
Class A Shares	46,924
Class B Shares	7,784
Class C Shares	18,592
Class I Shares	33,626
Class R1 Shares	12,524
Class R5 Shares	3,633
Custodian fees (Note 3)	662,999
Professional fees	64,955
Accounting fees	95,020
Trustee fees	23,320
Other expenses	369,983

Total Expenses	15,448,889

Less:
Expenses reimbursed by investment advisor (Note 3)	(129,453)
Fees paid indirectly (Note 3)	(3,549)

Net Expenses	15,315,887

Net Investment Income	$3,788,188

12    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Six Months Ended March 31, 2005 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$17,353,009
Foreign currency transactions	(7,547,690)

9,805,319

Net change in unrealized appreciation (depreciation) on:
Investments, net of change in deferred taxes payable of $(293,440)	214,244,337
Foreign currency translation	(10,805,966)

203,438,371

Net Realized and Unrealized Gain	213,243,690

Net Increase in Net Assets Resulting From Operations	$217,031,878

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:

Net investment income gain	$3,788,188	$6,816,361
Net realized gain on investments and foreign currency transactions	9,805,319	21,723,437
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	203,438,371	61,424,573

Net Increase in Net Assets Resulting from Operations	217,031,878	89,964,371

DIVIDENDS TO SHAREHOLDERS:

From net investment income
Class A Shares	(4,434,070)	0
Class C Shares	(122,294)	0
Class I Shares	(2,356,216)	0
Class R1 Shares	(123,918)	0

FUND SHARE TRANSACTIONS - (Note 4)

Class A Shares	503,619,080	797,028,763
Class B Shares	9,870,931	14,140,582
Class C Shares	149,390,435	172,158,420
Class I Shares	212,777,422	242,069,929
Class R1 Shares	36,127,986	10,904,969
Class R5 Shares	29,965	0

Net Increase in Net Assets	1,121,811,199	1,326,267,034

NET ASSETS:

Beginning of period	1,519,557,132	193,290,098

End of period	$2,641,368,331	$1,519,557,132

See notes to financial statements.

14    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in both foreign and domestic equity securities selected on a value basis.

The Fund currently offers six classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R1) and (Class R5) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments, of the Fund, to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment

Certified Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2005 (Unaudited)

to purchase a security, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2005, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $4,496 for Class B shares, $71,238 for Class I shares, $48,140 for Class R1 shares, and $5,579 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2005, the Distributor has advised the Fund that it earned net commissions aggregating $176,041 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $28,164 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R1, shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R1 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R1 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective service and distribution plans for the period ended March 31, 2005, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $3,549.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2005 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Sale of Class R5 shares commenced February 1, 2005. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	32,237,667	$641,401,402	51,167,423	$894,268,597
Shares issued to shareholders in reinvestment of dividends	151,574	3,092,104	—	—
Shares repurchased**	(7,073,240)	(140,874,426)	(5,531,059)	(97,239,834)

Net Increase (Decrease)	25,316,001	$503,619,080	45,636,364	$797,028,763

**     The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the period ended March 31, 2005 and year ended September 30, 2004, $47,597 and $51,074, respectively, were netted in the amount reported for shares repurchased.

Class B Shares
Shares sold	555,626	$10,557,089	897,624	$15,193,868
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(36,563)	(686,158)	(62,324)	(1,053,286)

Net Increase (Decrease)	519,063	$9,870,931	835,300	$14,140,582

Class C Shares
Shares sold	8,543,119	$162,774,590	10,858,583	$184,217,626
Shares issued to shareholders in reinvestment of dividends	3,755	73,670	—	—
Shares repurchased	(703,519)	(13,457,825)	(716,792)	(12,059,206)

Net Increase (Decrease)	7,843,355	$149,390,435	10,141,791	$172,158,420

Class I Shares
Shares sold	11,830,521	$238,377,324	14,591,120	$258,463,205
Shares issued to shareholders in reinvestment of dividends	89,135	1,847,766	—	—
Shares repurchased**	(1,351,996)	(27,447,668)	(921,861)	(16,393,276)

Net Increase (Decrease)	10,567,660	$212,777,422	13,669,259	$242,069,929

**     The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the period ended March 31, 2005 and year ended September 30, 2004, $14,820 and $18,249, respectively, were netted in the amount reported for shares repurchased.

Class R1 Shares
Shares sold	1,989,529	$39,762,145	686,300	$12,209,648
Shares issued to shareholders in reinvestment of dividends	2,555	52,352	—	—
Shares repurchased	(181,568)	(3,686,511)	(73,228)	(1,304,679)

Net Increase (Decrease)	1,810,516	$36,127,986	613,072	$10,904,969

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2005 (Unaudited)

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class R5 Shares*
Shares sold	1,414	$29,996	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(2)	(31)	—	—

Net Increase (Decrease)	1,412	$29,965	—	$—

*	Effective date of Class R5 was February 1, 2005.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,148,741,865 and $272,757,499, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$2,309,295,626

Gross unrealized appreciation on a tax basis	$321,521,827
Gross unrealized depreciation on a tax basis	(14,304,035)

Net unrealized appreciation (depreciation) on investments (tax basis)	$307,217,792

At March 31, 2005, the Fund had tax basis capital losses of $7,110,004 which may be carried over to offset future capital gains. To the extent such carry forwards are used in future years, capital gain distributions may be reduced to the extent provided by regulations. Such losses expire September 30, 2011.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

During the period ended March 31, 2005, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

CONTRACTS TO SELL:

103,000,000	Swiss Franc for 85,134,521 USD, August 10, 2005	$(1,801,371)
55,000,000	Euro Dollar for 67,551,000 USD, April 6, 2005	(3,779,103)
41,000,000	Euro Dollar for 50,250,010 USD, April 15, 2005	(2,933,276)
50,000,000	Pound Sterling for 92,776,250 USD, July 11, 2005	(1,186,438)
65,000,000	Pound Sterling for 121,600,700 USD July 29, 2005	(472,119)
1,900,000,000	Indian Rupee for 40,921,818 USD April 6, 2005	(2,572,368)
450,000,000	Mexican Peso for 38,409,013 USD April 6, 2005	(1,801,691)
250,000,000	Mexican Peso for 21,321,052 June 14, 2005	(717,761)
70,000,000	Mexican Peso for 5,964,045 July 11, 2005	(177,536)
210,000,000	Mexican Peso for 18,112,817 August 10, 2005	(216,905)

Unrealized loss from forward Sell contracts:		(15,658,568)

77,000,000	Euro Dollar for 101,843,280 USD, July 11, 2005	1,713,642
100,000,000	Euro Dollar for 130,790,000 USD, July 29, 2005	664,612

Unrealized gain from forward Sell contracts:		2,378,254

Net unrealized gain (loss) from forward Sell contracts:		$(13,280,314)

CONTRACTS TO BUY:

55,000,000	Euro Dollar for 71,739,250 USD, April 6, 2005	$(409,147)
41,000,000	Euro Dollar for 53,482,450 USD, April 15, 2005	(299,164)
800,000,000	Indian Rupee for 18,371,799 USD, April 6, 2005	(58,458)

Net unrealized loss from forward Buy contracts:		$(766,769)

Net unrealized gain (loss) from forward Exchange contracts:		$(14,047,083)

18    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg International Value Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30,			Period Ended September 30, 2001(b)
			2004	2003	2002
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+

Net asset value, beginning of period	$18.48		$15.13	$11.96	$12.40	$14.63

Income from investment operations:
Net investment income	0.09		0.24	0.14	0.10	0.11
Net realized and unrealized gain (loss) on investments	2.28		3.11	3.03	(0.54)	(2.21)

Total from investment operations	2.37		3.35	3.17	(0.44)	(2.10)

Less dividends from:
Net investment income	(0.11)		—	—	—	(0.08)
Return of capital	—		—	—	—	(0.05)

Total dividends	(0.11)		—	—	—	(0.13)

Change in net asset value	2.26		3.35	3.17	(0.44)	(2.23)

NET ASSET VALUE, end of period	$20.74		$18.48	$15.13	$11.96	$12.40

RATIOS/SUPPLEMENTAL DATA

Total return (c)	12.84%		22.14%	26.51%	(3.55)%	(14.50)%
Ratios to average net assets:
Net investment income	0.85	%(a)	1.35%	1.07%	0.71%	1.57	%(a)
Expenses, after expense reductions	0.99	%(a)	0.99%	0.99%	0.99%	0.97	%(a)
Expenses, after expense reductions and net of custody credits	0.99	%(a)	0.99%	0.99%	0.99%	—
Expenses, before expense reductions	1.02	%(a)	1.11%	1.25%	1.28%	1.38	%(a)

Portfolio turnover rate	13.73%		35.84%	58.35%	28.39%	61.05%

Net assets at end of period (000)	$548,727		$293,583	$33,511	$19,187	$11,249

(a)	Annualized.
(b)	Effective date of Class I Shares was March 30, 2001.
(c)	Not annualized for periods less than one year.
+	Based on weighted average shares outstanding.

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	March 31, 2005 (Unaudited)

CUSIPS: CLASS A - 885-215-657, CLASS B - 885-215-616, CLASS C - 885-215-640, CLASS I - 885-215-566, CLASS R1 - 885-215-525, CLASS R5 - 885-215-368

NASDAQ SYMBOLS: CLASS A - TGVAX, CLASS B - THGBX, CLASS C - THGCX, CLASS I - TGVIX, CLASS R1 - TGVRX, CLASS R5 - TIVRX

	Shares/ Principal Amount	Value
COMMON STOCK — 95.46%

AUTOMOBILES & COMPONENTS — 6.19%

AUTOMOBILES — 6.19%
Bayerische Motoren Werke AG	1,134,276	$51,554,055
Hero Honda Motors Ltd.	1,536,700	19,288,805
Hyundai Motor Co.	788,900	42,727,228
Toyota Motor Corp.	1,343,600	49,997,333

TOTAL AUTOMOBILES & COMPONENTS		163,567,421

BANKS — 13.58%

COMMERCIAL BANKS — 13.58%
Bank of Fukuoka Ltd.	8,584,300	53,879,542
Bank of Ireland Group	2,830,300	44,702,913
Barclays plc	5,772,100	58,972,281
ICICI Bank Ltd.	832,737	7,494,061
ICICI Bank Ltd. Sponsored ADR	269,000	5,573,680
Kookmin Bank	1,090,800	48,712,733
Lloyds TSB Group plc	6,987,400	63,075,444
Mitsubishi Tokyo Financial Group	5,035	43,670,319
Shinhan Financial Group Co.	1,221,200	32,709,640

TOTAL BANKS		358,790,613

CAPITAL GOODS — 2.00%

AEROSPACE & DEFENSE — 2.00%
Embraer Brasileira de Aeronaut ADR	1,685,028	52,741,376

TOTAL CAPITAL GOODS		52,741,376

CONSUMER DURABLES & APPAREL — 5.62%

TEXTILES,APPAREL & LUXURY GOODS — 5.62%
Adidas-Salomon AG	371,821	59,025,865
Burberry Group plc	5,607,946	43,368,514
Puma AG	183,471	45,948,701

TOTAL CONSUMER DURABLES & APPAREL		148,343,080

DIVERSIFIED FINANCIALS — 8.28%

CAPITAL MARKETS — 2.72%
UBS AG	848,580	71,690,991

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 5.56%
Deutsche Börse AG	1,128,609	$84,884,339
Euronext NV	1,743,897	62,075,360

TOTAL DIVERSIFIED FINANCIALS		218,650,690

ENERGY — 7.72%

OIL & GAS — 7.72%
BP Amoco ADR	1,172,900	73,188,960
China Petroleum & Chemical Corp.	145,812,000	59,358,669
Petroleo Brasileiro SA ADR	1,614,700	71,337,446

TOTAL ENERGY		203,885,075

FOOD & STAPLES RETAILING — 7.93%

FOOD & STAPLES RETAILING — 7.93%
Carrefour SA	909,300	48,273,757
FamilyMart Co. Ltd.	1,560,600	45,992,035
Tesco plc	11,563,053	69,113,525
Wal Mart De Mexico	13,113,400	45,988,261

TOTAL FOOD & STAPLES RETAILING		209,367,578

FOOD BEVERAGE & TOBACCO — 1.94%

FOOD PRODUCTS — 1.94%
Cadbury Schweppes plc	5,118,141	51,276,036

TOTAL FOOD BEVERAGE & TOBACCO		51,276,036

INSURANCE — 3.25%

INSURANCE — 3.25%
ACE Ltd.	996,600	41,129,682
Willis Group Holdings Ltd.	1,214,388	44,774,486

TOTAL INSURANCE		85,904,168

MATERIALS — 1.51%

CHEMICALS — 1.51%
Givaudan AG	62,060	39,867,905

TOTAL MATERIALS		39,867,905

MEDIA — 6.70%

MEDIA — 6.70%
Promotora de Informaciones SA	2,512,700	50,797,557
Rogers Communications Inc.	2,238,900	60,949,016
Shaw Communications	3,217,600	65,275,000

TOTAL MEDIA		177,021,573

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
PHARMACEUTICALS & BIOTECHNOLOGY — 9.55%

PHARMACEUTICALS — 9.55%
GlaxoSmithKline plc	2,824,935	$64,712,186
Novartis AG ADR	1,168,600	54,667,108
Novo Nordisk A/S	907,600	50,551,673
Sanofi-Aventis	975,600	82,295,325

TOTAL PHARMACEUTICALS & BIOTECHNOLOGY		252,226,292

RETAILING — 2.12%

SPECIALTY RETAIL — 2.12%
Kingfisher plc	10,272,675	56,017,323

TOTAL RETAILING		56,017,323

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.44%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.44%
Samsung Electronics Co. Ltd.	77,200	38,162,875

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		38,162,875

SOFTWARE & SERVICES — 3.08%

COMMUNICATIONS EQUIPMENT — 1.81%
Amdocs Ltd.+	1,684,400	47,836,960
INTERNET SOFTWARE & SERVICES — 0.50%
Netease.com Inc.+	273,200	13,170,972
SOFTWARE — 0.77%
Shanda Interactive Entertainment Ltd.+	675,900	20,412,180

TOTAL SOFTWARE & SERVICES		81,420,112

TECHNOLOGY HARDWARE & EQUIPMENT — 3.49%

ELECTRONIC EQUIPMENT & INSTRUMENTS — 1.39%
Tandberg ASA	3,507,400	36,613,133
OFFICE ELECTRONICS — 2.10%
Canon Inc.	1,036,800	55,598,974

TOTAL TECHNOLOGY HARDWARE & EQUIPMENT		92,212,107

TELECOMMUNICATION SERVICES — 7.01%

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.63%
Portugal Telecom SGPS SA	2,746,500	32,196,162
Singapore Telecommunications Ltd.	23,905,000	37,356,087
WIRELESS TELECOMMUNICATION SERVICES — 4.38%
America Movil S.A. de C.V.	742,100	38,292,360
SK Telecom Co. Ltd.	164,134	27,638,517
Vodafone Group plc ADR	1,871,200	49,699,072

TOTAL TELECOMMUNICATION SERVICES		185,182,198

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
TRANSPORTATION — 3.55%

TRANSPORTATION INFRASTRUCTURE — 3.55%
China Merchants Hldgs Intl. Co. Ltd.	22,725,000	$44,580,248
Fraport AG	1,195,033	49,093,177

TOTAL TRANSPORTATION		93,673,425

UTILITIES — 0.50%

ELECTRIC UTILITIES — 0.50%
Datang International Power Generation Co. Ltd.	18,292,500	13,251,611

TOTAL UTILITIES		13,251,611

TOTAL COMMON STOCK (Cost $2,214,144,122)		2,521,561,458

SHORT TERM INVESTMENTS — 3.60%
American General Finance Corp., 2.69%, 4/6/2005	$20,000,000	19,992,528
American General Finance Corp., 2.77%, 4/13/2005	6,000,000	5,994,460
American General Finance Corp., 2.79%, 4/4/2005	15,000,000	14,996,512
American General Finance Corp., 2.79%, 4/8/2005	25,000,000	24,986,438
American General Finance Corp., 2.82%, 4/11/2005	13,000,000	12,989,817
American General Finance Corp., 2.82%, 4/21/2005	4,000,000	3,993,733
Toyota, 2.60%, 4/1/2005	7,000,000	7,000,000
Toyota, 2.75%, 4/5/2005	5,000,000	4,998,472

TOTAL SHORT TERM INVESTMENTS (Cost $94,951,960)		94,951,960

TOTAL INVESTMENTS — 99.06% (COST $2,309,096,082)		$2,616,513,418

OTHER ASSETS LESS LIABILITIES — 0.94%		24,854,913

NET ASSETS — 100.00%		$2,641,368,331

Footnote Legend

See notes to financial statements.

+	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR    American Depository Receipt

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2005 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/05

Banks	13.58%	Technology Hardware & Equipment	3.49%
Pharmaceuticals & Biotechnology	9.55%	Insurance	3.25%
Diversified Financials	8.28%	Software & Services	3.08%
Food & Staples Retailing	7.93%	Retailing	2.12%
Energy	7.72%	Capital Goods	2.00%
Telecommunication Services	7.01%	Food, Beverage & Tobacco	1.94%
Media	6.70%	Materials	1.51%
Automobiles & Components	6.19%	Semiconductors & Semiconductor Equip.	1.44%
Consumer Durables & Apparel	5.62%	Utilities	0.50%
Transportation	3.55%	Other Assets and Cash Equivalents	4.54%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/05

U.K	21.76%	Canada	4.78%	Bermuda	1.56%
Germany	10.99%	Brazil	4.70%	Singapore	1.41%
Japan	9.43%	Mexico	3.19%	Norway	1.39%
France	7.29%	Spain	1.92%	Portugal	1.22%
South Korea	7.19%	Denmark	1.91%	India	1.22%
Switzerland	6.29%	U.S.	1.81%	Other Assets and Cash Equivalents	4.54%
China	5.71%	Ireland	1.69%

24    Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg International Value Fund	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 90-day redemption fee on Class I shares and

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04–3/31/05
Class I Shares
Actual	$1,000.00	$1,128.40	$5.24
Hypothetical*	$1,000.00	$1,020.01	$4.98

†	Expenses are equal to the annualized expense ratio for class I shares (0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Semi-Annual Report    25

INDEX COMPARISON

Thornburg International Value Fund	March 31, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Value Fund versus MSCI EAFE Index (March 30, 2001 to March 31, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2005

	1 Yr	Since Inception
I Shares (Incep: 3/30/01)	12.65%	9.49%
MSCI EAFE Index (Since: 3/30/01)	15.06%	6.21%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with gross dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

26    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg International Value Fund	March 31, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    27

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

Thornburg International Value Fund

Thornburg Value Fund

Thornburg Core Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report.    31

The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

Core Strategies for Building Wealth

Thornburg Core Growth Fund

Informational Brochure and Semi-Annual Report - March 31, 2005

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Core Growth Fund

The Fund seeks long-term growth of capital by investing in a selection of quality growth stocks that management believes will have growing revenues and earnings.

The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

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Important Information

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

Glossary

NASDAQ Composite Index – The NASDAQ Composite Index is a market-value weighted, technology-oriented index comprised of approximately 5,000 domestic and non-U.S.-based securities.

Russell 1000 Growth Index – Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price.The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Portfolio Overview

Thornburg Core Growth Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%.

MANAGEMENT TEAM

Left to Right: Connor Browne, Brian Summers, Alex Motola, and Lei Wang

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E*	39.2x
Portfolio Price to Cash Flow*	24.9
Portfolio Price to Book Value*	4.7
Median Market Cap*	$2.71 B
3-Year Beta (Thornburg vs. NASDAQ)	0.82
Holdings	39

*	Source: Russell Mellon Analytical Services.

The class A shares of the Thornburg Core Growth Fund posted a positive return of 12.33% for the six month period ended March 31, 2005. The Fund outperformed both the Russell 1000 Growth Index, which returned 4.64% during the period, and the Nasdaq Composite Index, which returned 5.73%.

Strong performance came from a variety of areas, and was driven by the bottom-up research process employed by the team, as individual stock selection was clearly responsible for the Fund’s outperformance. The best performing stocks came from a range of industry classifications including media (IMAX Corp.), software and services (DATATRAK International Inc.), retailing (CJ Home Shopping Co. Ltd.), health care equipment and services (WellPoint Inc.), consumer durables and apparel (Tempur-Pedic International Inc.), and transportation (Shenzen Chiwan Wharf Holdings Ltd.). Positive index performance was not as diversified as it was more concentrated in technology and health care stocks. Further description of most of these stocks can be found in Portfolio Manager Alex Motola’s letter to shareholders in the certified section of the semi-annual report.

One notable area of the portfolio was telecommunications services, which as a group was the greatest source of relative outperformance verses the Russell 1000 Growth Index, even though none of the holdings were among the top performers in the portfolio individually. Portfolio holdings NII Holdings Inc. (formerly Nextel International), Nextel Communications Inc., and SBA Communications Inc. delivered solid results during the period that helped the Fund distance itself from the index.

During the period the selective nature of the process resulted in the portfolio having no weighting to some of the worst performing

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2005

	1Q ‘05	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without Sales Charge	(3.10)%	11.10%	8.27%	0.53%
With Sales Charge	(7.43)%	6.08%	6.63%	(0.55)%
NASDAQ (Since: 12/27/00)	(7.95)%	0.82%	3.22%	(5.03)%
Russell 1000 Growth (Since: 12/27/00)	(4.09)%	1.16%	(0.69)%	(6.37)%

*	Periods under one year are not annualized.

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industries, simply because the team did not find any individual stocks worth owning through their bottom-up research process. Some of those poor performing industries included insurance, banks, and automobiles and components. This highlights one of the primary characteristics of the Fund that has allowed it to outperform in varying market conditions. There are no active biases or bets being made at the sector or industry level, just fundamental bottom-up research being conducted in order to identify opportunity on an individual stock basis. The presence or lack of opportunity at the company level is oftentimes the best indicator of opportunity (or lack of) at the industry and sector level.

During the period, health care holdings Boston Scientific Corp. and Pfizer Inc. and technology holdings Ditech Communications Corp., Network Appliance Inc., and Microsoft Corp. were among the poor performers. Although technology and health care holdings represented the largest weights in the portfolio during the period, poor performance from these holdings was not significant enough to cause the portfolio to underperform as a whole due to its overall diversification.

The Fund remains focused, with holdings currently numbering 39. The largest positions in the Fund are each 4% or less. Market cap exposure continues to be broad with the portfolio having a slight bias toward large cap stocks (greater than $12 billion market capitalization). The Fund’s largest exposure continues to be to the health care and technology sectors. The focus of the Fund remains on maximizing long-term after tax returns while controlling risk.

PERFORMANCE IMPACT FOR SIX MONTHS ENDED 3/31/05

Top Contributors	Top Detractors
IMAX Corp.	Boston Scientific Corp.
DATATRAK International Inc.	DIRECTV Group Inc.
CJ Home Shopping Co. Ltd.	Ditech Communications
Amdocs Ltd.	Pfizer Inc.
WellPoint Inc.	Network Appliance Inc.

Source: Thompson Portfolio Analytics

MARKET CAPITALIZATION EXPOSURE

As of 3/31/05

TOP TEN HOLDINGS

Comcast Corp.	4.0%
WellPoint Inc.	4.0%
Sanofi-Aventis	3.9%
CJ Home Shopping Co.	3.8%
Amgen Inc.	3.8%
Life Time Fitness Inc.	3.6%
Apple Computer Inc.	3.4%
Caremark Rx Inc.	3.3%
Network Appliance Inc.	3.3%
Gilead Sciences Inc.	3.3%

TOP TEN INDUSTRIES

Software & Services	17.4%
Health Care Equipment & Services	17.4%
Pharmaceutical & Biotechnology	10.9%
Technology Hardware & Equipment	9.7%
Telecommunication Services	8.3%
Media	7.9%
Hotels, Restaurants & Leisure	5.3%
Diversified Financials	5.0%
Retailing	3.8%
Consumer Durables & Apparel	2.7%

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Thornburg Core Growth Fund

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks . . . and it is easy to understand why. Growth stocks generate excitement. These are stocks where rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them can offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The managers of Thornburg Core Growth Fund understand this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio Manager Alex Motola and his team apply a rigorous stock selection process to investments for Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While other growth funds rely on broad portfolio diversification to temper volatility, Thornburg Core Growth Fund concentrates on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, Thornburg’s managers can cover each stock in greater depth. Diversifying among three growth baskets further mitigates risk because each of these segments reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the company and its business. Their research goes well beyond the standard Wall Street analysis, and eschews today’s common growth investing mantra of buy growth at any price. Instead, the Thornburg team zeros in on the risk equation.

Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged onto a screening rejection spreadsheet. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and get at the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red-flags and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

They test the strength of a company’s underlying business model against a variety of what-if screens. They conduct site visits and interview company management. And they complete the picture by checking in with a company’s major customers, suppliers and distributors. Revenue and cost of goods sold are given particular attention, with each broken down in as many ways as the data will allow.

With growth stocks beginning to return to favor, this team is positioned to demonstrate the strength of its grit over glamour strategy . . . and eager to continue providing its shareholders with steady, consistent performance through a variety of market cycles.

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Certified Semi-Annual Report

Thornburg Core Growth Fund

March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

Alexander M.V.

Motola, CFA

Portfolio Manager

April 19, 2005

Dear Fellow Shareholder:

The first six months of your Fund’s fiscal year have proved prosperous. On September 30, 2004, the net asset value (NAV) for the class A shares was $10.87. Six months later, the Fund’s NAV was $12.21. The Fund’s class A shares outperformed its benchmarks with a total return of 12.33% during the six month period. The NASDAQ Composite Index returned 5.73% and the Russell 1000 Growth returned 4.64% over the six month period.

Our exposure to health care & pharmaceuticals has declined over the past six months, from 33.9% of the portfolio to 28.3%. We continue to find many interesting opportunities in the sector, but we will likely continue to work our exposure a little bit lower over the next several quarters. Technology & software as a percentage of the portfolio has declined by 3.0% to 27.2%. Consumer discretionary exposure has increased.

With regards to our baskets and capitalization ranges, the most material change has been a reduction of Emerging Growth Companies to 32%. This change was accompanied by a reversal in our capitalization exposure – on September 30, 2004, the Fund was most exposed to smaller capitalization equities. As of March 31, 2005, our largest market cap exposure is to companies over $12 billion in market value.

There was not a lot of commonality among our five best performing stocks: IMAX Corporation, DATATRAK International Inc., CJ Home Shopping Co. Ltd., WellPoint Inc., and Amdocs Ltd. IMAX benefited from the success of The Polar Express in 3D – for the IMAX format, it was a fairly easy technological process to transfer the computer animated 2D film into 3D. The IMAX version of the film grossed $45 million at the box office. The success of the film has helped the company to sell more IMAX theater equipment. IMAX recently released Robots concurrently with the traditional theater opening. This will be followed by Batman Begins and Willy Wonka. CJ Home Shopping continues to generate a lot of cash flow. Amdocs’ business continues to improve as management leverages their best of breed billing software from the wireless phone industry into the wireline, cable, and financial verticals.

Two long time holdings, Boston Scientific Corp. and DIRECTV Group Inc., were among our worst performing stocks. Other stocks that performed poorly include Ditech Communications, Network Appliance Inc., and Pfizer.

Pfizer remains a cheap stock. Several issues surround the stock today, even though the FDA has allowed the Cox-II inhibitors (Pfizer’s Celebrex and Merck’s Vioxx, primarily) to remain on the market. It is not unusual for pharmaceutical or biotechnology companies to face concerns about future growth based on developments in the pipeline. Although Pfizer spends around $2 billion a quarter on research and development, the most among pharmaceutical companies, it isn’t clear the company will be a growing concern in the last half of this decade.

In Boston Scientific’s case, recent news flow on the Taxus stent has been negative, culminating in data that was released at a cardiologist conference during the first week of March. While Taxus clearly is the largest single factor in Boston’s revenue line, it is not the entire company. At the low point, Boston Scientific was trading at an 18.5x P/E on their businesses excluding stents, what we would view as a fair valuation. At the low point, we think we were getting the leading drug eluting stent franchise more or less for free. We are quite optimistic about Boston Scientific’s prospects from here.

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Investors have focused on DIRECTV’s rising costs to acquire each additional customer. While it is true that these costs have been rising over the last several quarters, the financial return on each subscriber remains high – meaning each new subscriber is a good investment and a good use of DIRECTV’s capital. DIRECTV grew revenues 27% in 2004, and cash flow generation should accelerate from current levels over the next several years.

It is important to understand our focus on risk control. Although we hope our statistical risk is low (standard deviation of returns), our focus is on appropriate diversification and stock specific risk control. “Knowing what you own” is our mantra. Our approach is a balance between diversifying our portfolio and maximizing the impact of individual stock selections.

We seek to control risk by consciously diversifying our portfolio by capitalization range, by sector and within sectors, and by basket (Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies). Moreover, since we focus our research efforts on identifying stock specific risks – knowing the business model, the accounting issues, the competitive, regulatory, and legal risks, and the quality of earnings being generated – we feel we are controlling our risks at the most basic and important level, the individual securities.

The outlook for equities is good. The Fed Stock Valuation Model, which compares the earnings yield of the Standard & Poors’ 500 Index to the 10 year U.S. Treasury bond yield, suggests that stocks are materially undervalued relative to bonds. Over the life of the Fund (inception was December of 2000), the returns on Growth Equity asset classes (small, mid-cap, and large) have been negative. History suggests that, at some future point, growth stocks will outperform value stocks. After five years of value outperformance, it is likely that the shift will occur within the next year or two.

Initial public offerings contributed 1.53% of total return to the Fund during the first six month’s of the Fund’s fiscal year. The effects of offerings in prior periods are disclosed in prior quarterly reports.

Our motto is “Core strategies for building wealth.” We believe the Thornburg Core Growth Fund continues to fulfill its mandate as a growth oriented investment vehicle that can form part of the nucleus of an asset allocation strategy. Our focus is on maximizing long term after-tax returns while controlling risk. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company websites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund.

Regards,

Alexander M.V. Motola, CFA

Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

ASSETS
Investments at value (cost $84,434,155)	$97,963,090
Cash	1,794,646
Receivable for fund shares sold	345,647
Dividends receivable	10,911
Interest receivable	8,800
Prepaid expenses and other assets	41,360

Total Assets	100,164,454

LIABILITIES
Payable for securities purchased	403,230
Payable for fund shares redeemed	176,921
Payable to investment advisor and other affiliates (Note 3)	102,602
Accounts payable and accrued expenses	29,183

Total Liabilities	711,936

NET ASSETS	$99,452,518

NET ASSETS CONSIST OF:
Undistributed net investment gain (loss)	$(581,908)
Net unrealized appreciation on investments	13,520,895
Accumulated net realized gain (loss)	1,830,966
Net capital paid in on shares of beneficial interest	84,682,565

$99,452,518

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($54,848,646 applicable to 4,491,251 shares of beneficial interest outstanding - Note 4)	$12.21

Maximum sales charge, 4.50% of offering price	0.58

Maximum offering price per share	$12.79

Class C Shares:
Net asset value and offering price per share * ($18,441,851 applicable to 1,568,073 shares of beneficial interest outstanding - Note 4)	$11.76

Class I Shares:
Net asset value, offering and redemption price per share ($25,482,367 applicable to 2,068,794 shares of beneficial interest outstanding - Note 4)	$12.32

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

Class R1 Shares:
Net asset value, offering and redemption price per share ($679,654 applicable to 55,491 shares of beneficial interest outstanding - Note 4)	$12.25

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Six Months Ended March 31, 2005 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign currency loss)	$11,481
Interest income	128,711

Total Income	140,192

EXPENSES:
Investment advisory fees (Note 3)	398,291
Administration fees (Note 3)
Class A Shares	30,960
Class C Shares	10,566
Class I Shares	6,101
Class R1 Shares	170
Distribution and service fees (Note 3)
Class A Shares	61,982
Class C Shares	84,559
Class R1 Shares	711
Transfer agent fees
Class A Shares	41,805
Class C Shares	15,505
Class I Shares	8,813
Class R1 Shares	1,223
Registration and filing fees
Class A Shares	9,117
Class C Shares	6,711
Class I Shares	862
Class R1 Shares	14,024
Custodian fees (Note 3)	39,854
Professional fees	11,968
Accounting fees	5,622
Trustee fees	1,779
Other expenses	27,292

Total Expenses	777,915

Less:
Expenses reimbursed by investment advisor (Note 3)	(31,597)
Management fees waived by investment advisor (Note 3)	(21,859)
Fees paid indirectly (Note 3)	(9,905)

Net Expenses	714,554

Net Investment Income (Loss)	$(574,362)

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Six Months Ended March 31, 2005 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$4,119,568
Foreign currency transactions	(684)

4,118,884

Net change in unrealized appreciation (depreciation) on:
Investments	6,314,863

6,314,863

Net Realized and Unrealized Gain	10,433,747

Net Increase in Net Assets Resulting From Operations	$9,859,385

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:

Net investment income (loss)	$(574,362)	$(907,261)
Net realized gain (loss) on investments and foreign currency	4,118,884	(69,166)
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	6,314,863	3,816,240

Net Increase in Net Assets Resulting from Operations	9,859,385	2,839,813

FUND SHARE TRANSACTIONS - (Note 4)

Class A Shares	8,620,593	2,225,643
Class C Shares	1,973,775	7,120,528
Class I Shares	1,151,289	21,612,285
Class R1 Shares	661,558	14,604

Net Increase in Net Assets	22,266,600	33,812,873

NET ASSETS:

Beginning of period	77,185,918	43,373,045

End of period	$99,452,518	$77,185,918

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected for their growth potential.

The Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R1 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and a distribution fee, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Options Transactions: The Fund may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount. The writer also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received/paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Assets and Liabilities, and are subsequently adjusted to current values. The difference between the current value of an option and the premium received/paid is treated as an unrealized gain or loss.

When a purchased option expires on its stipulated expiration date or when a closing transaction is entered into, the premium paid on the purchase of the option is treated by the Fund as a realized loss. When a written option expires on its stipulated expiration date or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (loss if the cost of the closing transaction exceeds the premium received when the option was written).

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments, of the Fund, to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2005, these fees were payable at annual rates ranging from .875 of 1% to ..675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended March 31, 2005, the Advisor voluntarily waived investment advisory fees of $21,859. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees and distribution fees of $421 for Class C shares, $15,776 for Class I shares, and $15,400 for Class R1 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2005, the Distributor has advised the Fund that it earned commissions aggregating $12,556 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $2,369 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R1

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R1 shares. Total fees incurred by each class of shares of the Fund under its respective service and distribution plans are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $9,905.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,070,459	$12,676,341	2,600,930	$28,184,218
Shares repurchased**	(341,314)	(4,055,748)	(2,423,327)	(25,958,575)

Net Increase (Decrease)	729,145	$8,620,593	177,603	$2,225,643

**     The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the period ended March 31, 2005 and year ended September 30, 2004, $2,478 and $19,941, respectively, were netted in the amount reported for shares repurchased.

Class C Shares
Shares sold	302,288	$3,495,041	872,281	$9,164,316
Shares repurchased	(131,896)	(1,521,266)	(199,986)	(2,043,788)

Net Increase (Decrease)	170,392	$1,973,775	672,295	$7,120,528

Class I Shares*
Shares sold	145,041	$1,763,599	2,027,702	$22,189,316
Shares repurchased **	(49,934)	(612,310)	(54,015)	(577,031)

Net Increase (Decrease)	95,107	$1,151,289	1,973,687	$21,612,285

*       Effective date of Class I shares was November 1, 2003.

**     The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the period ended March 31, 2005 and the year ended September 30, 2004, $151 and $474, respectively, were netted in the amount reported for shares repurchased.

Class R1 Shares
Shares sold	54,676	$669,298	1,444	$14,629
Shares repurchased	(635)	(7,740)	(2)	(25)

Net Increase (Decrease)	54,041	$661,558	1,442	$14,604

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $56,018,298 and $44,639,893, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$84,575,631

Gross unrealized appreciation on a tax basis	$15,846,648
Gross unrealized depreciation on a tax basis	(2,467,229)

Net unrealized appreciation (depreciation) on investments (tax basis)	$13,379,419

At March 31, 2005, the Fund has deferred tax basis currency and capital losses occurring subsequent to October 31, 2003 of $7,546 and $802,518 respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2005.

At March 31, 2005, the Fund had tax basis capital losses of $1,343,924, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations. Such losses expire September 30, 2010.

18    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Core Growth Fund	(Unaudited)*

Class A Shares:	*Six Months Ended March 31, 2005		Year Ended September 30,			Period Ended September 30, 2001(c)
			2004	2003	2002
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+

Net asset value, beginning of period	$10.87		$10.11	$6.45	$7.80	$11.94

Income from investment operations:
Net investment income (loss)	(0.08)		(0.15)	(0.13)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	1.42		0.90	3.77	(1.23)	(4.06)

Total from investment operations	1.34		0.75	3.64	(1.35)	(4.14)

Redemption fees added to paid in capital	—		0.01	0.02	—	—

Change in net asset value	1.34		0.76	3.66	(1.35)	(4.14)

NET ASSET VALUE, end of period	$12.21		$10.87	$10.11	$6.45	$7.80

RATIOS/SUPPLEMENTAL DATA

Total return (a)	12.33%		7.52%	56.74%	(17.31)%	(34.67)%
Ratios to average net assets:
Net investment income (loss)	1.27	%(b)	(1.37)%	(1.43)%	(1.44)%	(1.02	)%(b)
Expenses, after expense reductions	1.60	%(b)	1.62%	1.65%	1.64%	1.71	%(b)
Expenses, after expense reductions and net of custody credits	1.58	%(b)	1.61%	1.63%	1.63%	—
Expenses, before expense reductions	1.64	%(b)	1.70%	2.03%	2.39%	2.80	%(b)

Portfolio turnover rate	50.92%		108.50%	102.91%	212.17%	126.15%

Net assets at end of period (000)	$54,849		$40,899	$36,247	$5,685	$6,337

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
(c)	Fund commenced operations on December 27, 2000.
+	Based on weighted average shares outstanding.

Certified Semi-Annual Report    19

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund	(Unaudited)*

Class C Shares:	*Six Months Ended March 31, 2005		Year Ended September 30,			Period Ended September 30, 2001(b)
			2004	2003	2002
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+

Net asset value, beginning of period	$10.51		$9.85	$6.38	$7.76	$11.94

Income from investment operations:
Net investment income (loss)	(0.12)		(0.22)	(0.18)	(0.18)	(0.13)
Net realized and unrealized gain (loss) on investments	1.37		0.88	3.65	(1.20)	(4.05)

Total from investment operations	1.25		0.66	3.47	(1.38)	(4.18)

Change in net asset value	1.25		0.66	3.47	(1.38)	(4.18)

NET ASSET VALUE, end of period	$11.76		$10.51	$9.85	$6.38	$7.76

RATIOS/SUPPLEMENTAL DATA

Total return (c)	11.89%		6.70%	54.39%	(17.78)%	(35.01)%
Ratios to average net assets:
Net investment income (loss)	2.06	%(a)	(2.13)%	(2.19)%	(2.19)%	(1.78	)%(a)
Expenses, after expense reductions	2.39	%(a)	2.38%	2.40%	2.39%	2.49	%(a)
Expenses, after expense reductions and net of custody credits	2.37	%(a)	2.37%	2.38%	2.38%	—
Expenses, before expense reductions	2.45	%(a)	2.52%	3.35%	3.45%	4.43	%(a)

Portfolio turnover rate	50.92%		108.50%	102.91%	212.17%	126.15%

Net assets at end of period (000)	$18,442		$14,693	$7,146	$1,892	$2,216

(a)	Annualized.
(b)	Fund commenced operations on December 27, 2000.
(c)	Not annualized for periods less than one year.
+	Based on weighted average shares outstanding.

20    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund	(Unaudited)*

Class I Shares:	*Six Months Ended March 31, 2005		Period Ended September 30, 2004(c)
PER SHARE PERFORMANCE (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.93		$10.87

Income from investment operations:
Net investment income (loss)	(0.04)		(0.08)
Net realized and unrealized gain (loss) on investments	1.43		0.14

Total from investment operations	1.39		0.06

Change in net asset value	1.39		0.06

NET ASSET VALUE, end of period	$12.32		$10.93

RATIOS/SUPPLEMENTAL DATA

Total return (a)	12.72%		0.55%
Ratios to average net assets:
Net investment income (loss)	0.69	%(b)	(0.74	)%(b)
Expenses, after expense reductions	1.01	%(b)	1.00	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99	%(b)
Expenses, before expense reductions	1.19	%(b)	1.31	%(b)

Portfolio turnover rate	50.92%		108.50%

Net assets at end of period (000)	$25,482		$21,578

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class I Shares was November 1, 2003.

Certified Semi-Annual Report    21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund	(Unaudited)*

Class R1 Shares:	*Six Months Ended March 31, 2005		Year Ended September 30, 2004	Period Ended September 30, 2003(c)
PER SHARE PERFORMANCE (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.90		$10.11	$9.59

Income from investment operations:
Net investment income (loss)	(0.05)		(0.12)	(0.03)
Net realized and unrealized gain (loss) on investments	1.40		0.91	0.55

Total from investment operations	1.35		0.79	0.52

Change in net asset value	1.35		0.79	0.52

NET ASSET VALUE, end of period	$12.25		$10.90	$10.11

RATIOS/SUPPLEMENTAL DATA

Total return (a)	12.39%		7.81%	5.42%
Ratios to average net assets:
Net investment income (loss)	0.84	%(b)	(1.17)%	(1.06	)%(b)
Expenses, after expense reductions	1.53	%(b)	1.50%	1.65	%(b)
Expenses, after expense reductions and net of custody credits	1.50	%(b)	1.49%	1.65	%(b)
Expenses, before expense reductions	12.73	%(b)	722.79%†	22,219.77	%(b)†

Portfolio turnover rate	50.92%		108.50%	102.91%

Net assets at end of period (000)	$680		$16	$—	(d)

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Effective date of Class R1 Shares was July 1, 2003.
(d)	Net assets at end of year were less than $1,000.
†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

CUSIPS: CLASS A - 885-215-582, CLASS C - 885-215-574, CLASS I - 885-215-475, CLASS R1 - 885-215-517

NASDAQ SYMBOLS: CLASS A - THCGX, CLASS C - TCGCX, CLASS I - THIGX, CLASS R1 - THCRX

	Shares/ Principal Amount	Value
COMMON STOCK — 96.80%

BANKS — 2.08%

COMMERCIAL BANKS — 2.08%
Commerce Bancorp, Inc.	63,800	$2,071,586

TOTAL BANKS		2,071,586

COMMERCIAL SERVICES & SUPPLIES — 2.02%

COMMERCIAL SERVICES & SUPPLIES — 2.02%
Gevity HR, Inc.	104,900	2,005,688

TOTAL COMMERCIAL SERVICES & SUPPLIES		2,005,688

CONSUMER DURABLES & APPAREL — 2.69%

HOUSEHOLD DURABLES — 2.69%
Tempur-Pedic International Inc.+	143,575	2,679,109

TOTAL CONSUMER DURABLES & APPAREL		2,679,109

DIVERSIFIED FINANCIALS — 4.99%

CAPITAL MARKETS — 4.99%
Affiliated Managers Group Inc.+	35,375	2,194,311
Investors Financial Services Corp.	56,505	2,763,660

TOTAL DIVERSIFIED FINANCIALS		4,957,971

ENERGY — 2.11%

OIL & GAS — 2.11%
ATP Oil & Gas Corp.+	96,800	2,094,752

TOTAL ENERGY		2,094,752

HEALTH CARE EQUIPMENT & SERVICES — 17.37%

HEALTH CARE EQUIPMENT & SUPPLIES — 6.51%
Boston Scientific Corp.+	94,220	2,759,704
Cytyc Corp.+	95,800	2,204,358
Golden Meditech Co. Ltd	7,246,241	1,505,133

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
HEALTH CARE PROVIDERS & SERVICES — 10.86%
Caremark Rx Inc.+	82,575	$3,284,833
Eclipsys Corp.+	94,439	1,461,916
UnitedHealth Group Inc.	22,375	2,134,128
WellPoint Inc.+	31,300	3,923,455

TOTAL HEALTH CARE EQUIPMENT & SERVICES		17,273,527

HOTELS RESTAURANTS & LEISURE — 5.34%

HOTELS RESTAURANTS & LEISURE — 5.34%
Life Time Fitness Inc.+	130,900	3,531,682
Sportingbet plc+	353,000	1,783,263

TOTAL HOTELS RESTAURANTS & LEISURE		5,314,945

MEDIA — 7.85%

MEDIA — 7.85%
Comcast Corp.+	117,600	3,927,840
DIRECTV Group Inc.+	158,200	2,281,244
Imax Corp.+	172,890	1,597,503

TOTAL MEDIA		7,806,587

PHARMACEUTICALS & BIOTECHNOLOGY — 10.89%

BIOTECHNOLOGY — 7.02%
Amgen Inc.+	64,000	3,725,440
Gilead Sciences Inc.+	91,100	3,261,380
PHARMACEUTICALS — 3.87%
Sanofi-Aventis	45,600	3,846,522

TOTAL PHARMACEUTICALS & BIOTECHNOLOGY		10,833,342

RETAILING — 3.81%

INTERNET & CATALOG RETAIL — 3.81%
CJ Home Shopping Co. Ltd.	52,200	3,793,560

TOTAL RETAILING		3,793,560

SOFTWARE & SERVICES — 17.43%

COMMUNICATIONS EQUIPMENT — 3.13%
Amdocs Ltd.+	109,725	3,116,190
INTERNET SOFTWARE & SERVICES — 5.94%
Google Inc.+	17,100	3,086,721
Netease.com Inc.+	58,380	2,814,500

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
SOFTWARE — 8.36%
DATATRAK International Inc.+	68,367	$1,148,565
Microsoft Corp.	121,400	2,934,238
Shanda Interactive Entertainment Ltd.+	81,200	2,452,240
The9 Ltd.ADR+	103,605	1,778,898

TOTAL SOFTWARE & SERVICES		17,331,352

TECHNOLOGY HARDWARE & EQUIPMENT — 9.73%

COMPUTERS & PERIPHERALS — 9.73%
Apple Computer, Inc.+	80,900	3,371,103
Dell Inc.+	79,000	3,035,180
Network Appliance, Inc.+	118,300	3,272,178

TOTAL TECHNOLOGY HARDWARE & EQUIPMENT		9,678,461

TELECOMMUNICATION SERVICES — 6.62%

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.33%
Arbinet-thexchange, Inc.+	17,496	333,299
WIRELESS TELECOMMUNICATION SERVICES — 6.29%
Leap Wireless International, Inc.+	75,500	1,966,775
NII Holdings Inc.+	38,945	2,239,337
SBA Communications Corp.+	223,600	2,048,176

TOTAL TELECOMMUNICATION SERVICES		6,587,587

TRANSPORTATION — 2.18%

TRANSPORTATION INFRASTRUCTURE — 2.18%
Shenzhen Chiwan Wharf Holdings Ltd.	859,988	2,165,614

TOTAL TRANSPORTATION		2,165,614

UTILITIES — 1.69%

MULTI-UTILITIES & UNREGULATED POWER — 1.69%
Ormat Technologies Inc.	107,400	1,681,884

TOTAL UTILITIES		1,681,884

TOTAL COMMON STOCK (Cost $ 82,405,303)		96,275,965

Certified Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
CONVERTIBLE BONDS — 1.70%

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.70%
Level 3 Communications Inc., 6.00%, 3/15/2010	$3,300,000	$1,687,125

TOTAL CONVERTIBLE BONDS (Cost $2,028,852)		1,687,125

TOTAL INVESTMENTS — 98.50% (COST $84,434,155)		$97,963,090

OTHER ASSETS LESS LIABILITIES — 1.50%		1,489,428

NET ASSETS — 100.00%		$99,452,518

Footnote Legend

See notes to financial statements.

+	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR    American Depository Receipt

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/05

Software & Services	17.43%
Health Care Equipment & Services	17.37%
Pharmaceutical & Biotechnology	10.89%
Technology Hardware & Equipment	9.73%
Telecommunication Services	8.32%
Media	7.85%
Hotels, Restaurants & Leisure	5.34%
Diversified Financials	4.99%
Retailing	3.81%
Consumer Durables & Apparel	2.69%
Transportation	2.18%
Energy	2.11%
Banks	2.08%
Commercial Services & Supplies	2.02%
Utilities	1.69%
Other Assets & Cash Equivalents	1.50%

26    Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares,

(b) a deferred sales charge on redemptions of any part of all of a purchase of $1 million of Class A shares within 12 months of purchase, and

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase; and

(d) a 90-day redemption fee on Class A and Class I shares; and

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04–3/31/05
Class A Shares
Actual	$1,000.00	$1,123.30	$8.36
Hypothetical*	$1,000.00	$1,017.06	$7.94

Class C Shares
Actual	$1,000.00	$1,118.90	$12.53
Hypothetical*	$1,000.00	$1,013.11	$11.90

Class I Shares
Actual	$1,000.00	$1,127.20	$5.24
Hypothetical*	$1,000.00	$1,020.00	$4.98

Class R1 Shares
Actual	$1,000.00	$1,123.90	$7.93
Hypothetical*	$1,000.00	$1,017.46	$7.53

†	Expenses are equal to the annualized expense ratio for each class (A: 1.58%; C: 2.37%; I: 0.99%; and R1: 1.50%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report    27

INDEX COMPARISON

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Core Growth Fund versus NASDAQ Composite Index (December 27, 2000 to March 31, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2005 (with sales charge)

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 12/27/00)	6.08%	6.63%	(0.55)%
C Shares (Incep: 12/27/00)	9.22%	7.22%	(0.36)%
R1 Shares (Incep: 7/01/03)	11.36%	—	15.01%
NASDAQ Composite Index (Since: 12/27/00)	0.82%	3.22%	(5.03)%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains and the following sales charges: Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class R1 shares.

The NASDAQ Composite Index is a market value-weighted, technology-oriented index comprised of approximately 5,000 domestic and non-US-based securities. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

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OTHER INFORMATION

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    29

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

30    This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

405(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

Thornburg International Value Fund

Thornburg Value Fund

Thornburg Core Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

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The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

Core Strategies for Building Wealth

Thornburg Core Growth Fund

I Shares

Informational Brochure and Semi-Annual Report – March 31, 2005

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Core Growth Fund

The Fund seeks long-term growth of capital by investing in a selection of quality growth stocks that management believes will have growing revenues and earnings.

The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2	This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

Minimum investments for Class I shares are higher than those for other classes.

Glossary

NASDAQ Composite Index – The NASDAQ Composite Index is a market-value weighted, technology-oriented index comprised of approximately 5,000 domestic and non-U.S.-based securities.

Russell 1000 Growth Index – Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Portfolio Overview

Thornburg Core Growth Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for class I shares.

MANAGEMENT TEAM

Left to Right: Connor Browne, Brian Summers, Alex Motola, and Lei Wang

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E*	39.2	x
Portfolio Price to Cash Flow*	24.9
Portfolio Price to Book Value*	4.7
Median Market Cap*	$2.71 B
3-Year Beta (Thornburg vs. NASDAQ)	0.82
Holdings	39

*	Source: Russell Mellon Analytical Services.

The class I shares of the Thornburg Core Growth Fund posted a positive return of 12.72% for the six month period ending March 31, 2005. The Fund outperformed both the Russell 1000 Growth Index, which returned 4.64% during the period, and the Nasdaq Composite Index, which returned 5.73%.

Strong performance came from a variety of areas, and was driven by the bottom-up research process employed by the team, as individual stock selection was clearly responsible for the Fund’s outperformance. The best performing stocks came from a range of industry classifications including media (IMAX Corp.), software and services (DATATRAK International Inc.), retailing (CJ Home Shopping Co. Ltd.), health care equipment and services (WellPoint Inc.), consumer durables and apparel (Tempur-Pedic International Inc.), and transportation (Shenzen Chiwan Wharf Holdings Ltd.). Positive index performance was not as diversified as it was more concentrated in technology and health care stocks. Further description of most of these stocks can be found in Portfolio Manager Alex Motola’s letter to shareholders in the certified section of the semi-annual report.

One notable area of the portfolio was telecommunications services, which as a group was the greatest source of relative outperformance verses the Russell 1000 Growth Index, even though none of the holdings were among the top performers in the portfolio individually. Portfolio holdings NII Holdings Inc. (formerly Nextel International), Nextel Communications Inc., and SBA Communications Inc. delivered solid results during the period that helped the Fund distance itself from the index.

During the period the selective nature of the process resulted in the portfolio having no weighting to some of the worst performing industries,

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2005

	1Q ‘05	1 Yr	Since Inception
I Shares (Incep: 11/3/03)	(2.92)%	11.80%	9.30%
NASDAQ (Since: 11/3/03)	(7.95)%	0.82%	2.99%
Russell 1000 Growth (Since: 11/3/03)	(4.09)%	1.16%	4.63%

*	Periods under one year are not annualized.

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simply because the team did not find any individual stocks worth owning through their bottom-up research process. Some of those poor performing industries included insurance, banks, and automobiles and components. This highlights one of the primary characteristics of the Fund that has allowed it to outperform in varying market conditions. There are no active biases or bets being made at the sector or industry level, just fundamental bottom-up research being conducted in order to identify opportunity on an individual stock basis. The presence or lack of opportunity at the company level is oftentimes the best indicator of opportunity (or lack of) at the industry and sector level.

During the period, health care holdings Boston Scientific Corp. and Pfizer Inc. and technology holdings Ditech Communications Corp., Network Appliance Inc., and Microsoft Corp. were among the poor performers. Although technology and health care holdings represented the largest weights in the portfolio during the period, poor performance from these holdings was not significant enough to cause the portfolio to underperform as a whole due to its overall diversification.

The Fund remains focused, with holdings currently numbering 39. The largest positions in the Fund are each 4% or less. Market cap exposure continues to be broad with the portfolio having a slight bias toward large cap stocks (greater than $12 billion market capitalization). The Fund’s largest exposure continues to be to the health care and technology sectors. The focus of the Fund remains on maximizing long-term after tax returns while controlling risk.

PERFORMANCE IMPACT FOR SIX MONTHS ENDED 3/31/05

Top Contributors	Top Detractors
IMAX Corp.	Boston Scientific Corp.

DATATRAK International Inc.	DIRECTV Group Inc.

CJ Home Shopping Co. Ltd.	Ditech Communications

Amdocs Ltd.	Pfizer Inc.

WellPoint Inc.	Network Appliance Inc.

Source: Thompson Portfolio Analytics

MARKET CAPITALIZATION EXPOSURE

As of 3/31/05

TOP TEN HOLDINGS

Comcast Corp.	4.0%
WellPoint Inc.	4.0%
Sanofi-Aventis	3.9%
CJ Home Shopping Co.	3.8%
Amgen Inc.	3.8%
Life Time Fitness Inc.	3.6%
Apple Computer Inc.	3.4%
Caremark Rx Inc.	3.3%
Network Appliance Inc.	3.3%
Gilead Sciences Inc.	3.3%

TOP TEN INDUSTRIES

Software & Services	17.4%
Health Care Equipment & Services	17.4%
Pharmaceutical & Biotechnology	10.9%
Technology Hardware & Equipment	9.7%
Telecommunication Services	8.3%
Media	7.9%
Hotels, Restaurants & Leisure	5.3%
Diversified Financials	5.0%
Retailing	3.8%
Consumer Durables & Apparel	2.7%

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Thornburg Core Growth Fund

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks . . . and it is easy to understand why. Growth stocks generate excitement. These are stocks where rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them can offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The managers of Thornburg Core Growth Fund understand this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio Manager Alex Motola and his team apply a rigorous stock selection process to investments for Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While other growth funds rely on broad portfolio diversification to temper volatility, Thornburg Core Growth Fund concentrates on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, Thornburg’s managers can cover each stock in greater depth. Diversifying among three growth baskets further mitigates risk because each of these segments reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the company and its business. Their research goes well beyond the standard Wall Street analysis, and eschews today’s common growth investing mantra of buy growth at any price. Instead, the Thornburg team zeros in on the risk equation.

Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged onto a screening rejection spreadsheet. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and get at the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red-flags and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

They test the strength of a company’s underlying business model against a variety of what-if screens. They conduct site visits and interview company management. And they complete the picture by checking in with a company’s major customers, suppliers and distributors. Revenue and cost of goods sold are given particular attention, with each broken down in as many ways as the data will allow.

With growth stocks beginning to return to favor, this team is positioned to demonstrate the strength of its grit over glamour strategy . . . and eager to continue providing its shareholders with steady, consistent performance through a variety of market cycles.

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Thornburg Core Growth Fund

I Shares – March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report	7

Letter to Shareholders

Alexander M.V.

Motola, CFA

Portfolio Manager

April 19, 2005

Dear Fellow Shareholder:

The first six months of your Fund’s fiscal year have proved prosperous. On September 30, 2004, the net asset value (NAV) for the class I shares was $10.93. Six months later, the Fund’s NAV was $12.32. The Fund’s Class I shares outperformed its benchmarks with a total return of 12.72% during the six month period. The NASDAQ Composite Index returned 5.73% and the Russell 1000 Growth returned 4.64% over the six month period.

Our exposure to health care & pharmaceuticals has declined over the past six months, from 33.9% of the portfolio to 28.3%. We continue to find many interesting opportunities in the sector, but we will likely continue to work our exposure a little bit lower over the next several quarters. Technology & software as a percentage of the portfolio has declined by 3.0% to 27.2%. Consumer discretionary exposure has increased.

With regards to our baskets and capitalization ranges, the most material change has been a reduction of Emerging Growth Companies to 32%. This change was accompanied by a reversal in our capitalization exposure – on September 30, 2004, the Fund was most exposed to smaller capitalization equities. As of March 31, 2005, our largest market cap exposure is to companies over $12 billion in market value.

There was not a lot of commonality among our five best performing stocks: IMAX Corporation, DATATRAK International Inc., CJ Home Shopping Co. Ltd., WellPoint Inc., and Amdocs Ltd. IMAX benefited from the success of The Polar Express in 3D – for the IMAX format, it was a fairly easy technological process to transfer the computer animated 2D film into 3D. The IMAX version of the film grossed $45 million at the box office. The success of the film has helped the company to sell more IMAX theater equipment. IMAX recently released Robots concurrently with the traditional theater opening. This will be followed by Batman Begins and Willy Wonka. CJ Home Shopping continues to generate a lot of cash flow. Amdocs’ business continues to improve as management leverages their best of breed billing software from the wireless phone industry into the wireline, cable, and financial verticals.

Two long time holdings, Boston Scientific Corp. and DIRECTV Group Inc., were among our worst performing stocks. Other stocks that performed poorly include Ditech Communications, Network Appliance Inc., and Pfizer.

Pfizer remains a cheap stock. Several issues surround the stock today, even though the FDA has allowed the Cox-II inhibitors (Pfizer’s Celebrex and Merck’s Vioxx, primarily) to remain on the market. It is not unusual for pharmaceutical or biotechnology companies to face concerns about future growth based on developments in the pipeline. Although Pfizer spends around $2 billion a quarter on research and development, the most among pharmaceutical companies, it isn’t clear the company will be a growing concern in the last half of this decade.

In Boston Scientific’s case, recent news flow on the Taxus stent has been negative, culminating in data that was released at a cardiologist conference during the first week of March. While Taxus clearly is the largest single factor in Boston’s revenue line, it is not the entire company. At the low point, Boston Scientific was trading at an 18.5x P/E on their businesses excluding stents, what we would view as a fair valuation. At the low

8	Certified Semi-Annual Report

point, we think we were getting the leading drug eluting stent franchise more or less for free. We are quite optimistic about Boston Scientific’s prospects from here.

Investors have focused on DIRECTV’s rising costs to acquire each additional customer. While it is true that these costs have been rising over the last several quarters, the financial return on each subscriber remains high – meaning each new subscriber is a good investment and a good use of DIRECTV’s capital. DIRECTV grew revenues 27% in 2004, and cash flow generation should accelerate from current levels over the next several years.

It is important to understand our focus on risk control. Although we hope our statistical risk is low (standard deviation of returns), our focus is on appropriate diversification and stock specific risk control. “Knowing what you own” is our mantra. Our approach is a balance between diversifying our portfolio and maximizing the impact of individual stock selections.

We seek to control risk by consciously diversifying our portfolio by capitalization range, by sector and within sectors, and by basket (Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies). Moreover, since we focus our research efforts on identifying stock specific risks – knowing the business model, the accounting issues, the competitive, regulatory, and legal risks, and the quality of earnings being generated – we feel we are controlling our risks at the most basic and important level, the individual securities.

The outlook for equities is good. The Fed Stock Valuation Model, which compares the earnings yield of the Standard & Poors’ 500 Index to the 10 year U.S. Treasury bond yield, suggests that stocks are materially undervalued relative to bonds. Over the life of the Fund (inception was December of 2000), the returns on Growth Equity asset classes (small, mid-cap, and large) have been negative. History suggests that, at some future point, growth stocks will outperform value stocks. After five years of value outperformance, it is likely that the shift will occur within the next year or two.

Initial public offerings contributed 1.53% of total return to the Fund during the first six month’s of the Fund’s fiscal year. The effects of offerings in prior periods are disclosed in prior quarterly reports.

Our motto is “Core strategies for building wealth.” We believe the Thornburg Core Growth Fund continues to fulfill its mandate as a growth oriented investment vehicle that can form part of the nucleus of an asset allocation strategy. Our focus is on maximizing long term after-tax returns while controlling risk. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company websites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund.

Regards,

Alexander M.V. Motola, CFA
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report	9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

ASSETS
Investments at value (cost $ 84,434,155)	$97,963,090
Cash	1,794,646
Receivable for fund shares sold	345,647
Dividends receivable	10,911
Interest receivable	8,800
Prepaid expenses and other assets	41,360

Total Assets	100,164,454

LIABILITIES
Payable for securities purchased	403,230
Payable for fund shares redeemed	176,921
Payable to investment advisor and other affiliates (Note 3)	102,602
Accounts payable and accrued expenses	29,183

Total Liabilities	711,936

NET ASSETS	$99,452,518

NET ASSETS CONSIST OF:
Undistributed net investment gain (loss)	$(581,908)
Net unrealized appreciation on investments	13,520,895
Accumulated net realized gain (loss)	1,830,966
Net capital paid in on shares of beneficial interest	84,682,565

$99,452,518

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($54,848,646 applicable to 4,491,251 shares of beneficial interest outstanding - Note 4)	$12.21
Maximum sales charge, 4.50% of offering price	0.58

Maximum offering price per share	$12.79

Class C Shares:
Net asset value and offering price per share * ($18,441,851 applicable to 1,568,073 shares of beneficial interest outstanding - Note 4)	$11.76

Class I Shares:
Net asset value, offering and redemption price per share ($25,482,367 applicable to 2,068,794 shares of beneficial interest outstanding - Note 4)	$12.32

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STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

Class R1 Shares:
Net asset value, offering and redemption price per share ($679,654 applicable to 55,491 shares of beneficial interest outstanding - Note 4)	$12.25

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report	11

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Six Months Ended March 31, 2005 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign currency loss)	$11,481
Interest income	128,711

Total Income	140,192

EXPENSES:
Investment advisory fees (Note 3)	398,291
Administration fees (Note 3)
Class A Shares	30,960
Class C Shares	10,566
Class I Shares	6,101
Class R1 Shares	170
Distribution and service fees (Note 3)
Class A Shares	61,982
Class C Shares	84,559
Class R1 Shares	711
Transfer agent fees
Class A Shares	41,805
Class C Shares	15,505
Class I Shares	8,813
Class R1 Shares	1,223
Registration and filing fees
Class A Shares	9,117
Class C Shares	6,711
Class I Shares	862
Class R1 Shares	14,024
Custodian fees (Note 3)	39,854
Professional fees	11,968
Accounting fees	5,622
Trustee fees	1,779
Other expenses	27,292

Total Expenses	777,915
Less:
Expenses reimbursed by investment advisor (Note 3)	(31,597)
Management fees waived by investment advisor (Note 3)	(21,859)
Fees paid indirectly (Note 3)	(9,905)

Net Expenses	714,554

Net Investment Income (Loss)	$(574,362)

12	Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Six Months Ended March 31, 2005 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$4,119,568
Foreign currency transactions	(684)

4,118,884

Net change in unrealized appreciation (depreciation) on:
Investments	6,314,863

6,314,863

Net Realized and Unrealized Gain	10,433,747

Net Increase in Net Assets Resulting From Operations	$9,859,385

See notes to financial statements.

Certified Semi-Annual Report	13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss)	$(574,362)	$(907,261)
Net realized gain (loss) on investments and foreign currency	4,118,884	(69,166)
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	6,314,863	3,816,240

Net Increase in Net Assets Resulting from Operations	9,859,385	2,839,813

FUND SHARE TRANSACTIONS - (Note 4)
Class A Shares	8,620,593	2,225,643
Class C Shares	1,973,775	7,120,528
Class I Shares	1,151,289	21,612,285
Class R1 Shares	661,558	14,604

Net Increase in Net Assets	22,266,600	33,812,873

NET ASSETS:
Beginning of period	77,185,918	43,373,045

End of period	$99,452,518	$77,185,918

See notes to financial statements.

14	Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected for their growth potential.

The Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R1 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and a distribution fee, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Options Transactions: The Fund may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount. The writer also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received/paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Assets and Liabilities, and are subsequently adjusted to current values. The difference between the current value of an option and the premium received/paid is treated as an unrealized gain or loss.

When a purchased option expires on its stipulated expiration date or when a closing transaction is entered into, the premium paid on the purchase of the option is treated by the Fund as a realized loss. When a written option expires on its stipulated expiration date or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (loss if the cost of the closing transaction exceeds the premium received when the option was written).

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized

Certified Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments, of the Fund, to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2005, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended March 31, 2005, the Advisor voluntarily waived investment advisory fees of $21,859. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees and distribution fees of $421 for Class C shares, $15,776 for Class I shares, and $15,400 for Class R1 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2005, the Distributor has advised the Fund that it earned commissions aggregating $12,356 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $2,369 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R1

16	Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R1 shares. Total fees incurred by each class of shares of the Fund under its respective service and distribution plans are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $9,905.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,070,459	$12,676,341	2,600,930	$28,184,218
Shares repurchased**	(341,314)	(4,055,748)	(2,423,327)	(25,958,575)

Net Increase (Decrease)	729,145	$8,620,593	177,603	$2,225,643

**     The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the period ended March 31, 2005 and year ended September 30, 2004, $2,478 and $19,941, respectively, were netted in the amount reported for shares repurchased.

Class C Shares
Shares sold	302,288	$3,495,041	872,281	$9,164,316
Shares repurchased	(131,896)	(1,521,266)	(199,986)	(2,043,788)

Net Increase (Decrease)	170,392	$1,973,775	672,295	$7,120,528

Class I Shares*
Shares sold	145,041	$1,763,599	2,027,702	$22,189,316
Shares repurchased **	(49,934)	(612,310)	(54,015)	(577,031)

Net Increase (Decrease)	95,107	$1,151,289	1,973,687	$21,612,285

*       Effective date of Class I shares was November 1, 2003.

**     The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the period ended March 31, 2005 and the year ended September 30, 2004, $151 and $474, respectively, were netted in the amount reported for shares repurchased.

Class R1 Shares
Shares sold	54,676	$669,298	1,444	$14,629
Shares repurchased	(635)	(7,740)	(2)	(25)

Net Increase (Decrease)	54,041	$661,558	1,442	$14,604

Certified Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $56,018,298 and $44,639,893, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$84,575,631

Gross unrealized appreciation on a tax basis	$15,846,648
Gross unrealized depreciation on a tax basis	(2,467,229)

Net unrealized appreciation (depreciation) on investments (tax basis)	$13,379,419

At March 31, 2005, the Fund has deferred tax basis currency and capital losses occurring subsequent to October 31, 2003 of $7,546 and $802,518 respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2005.

At March 31, 2005, the Fund had tax basis capital losses of $1,343,924, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations. Such losses expire September 30, 2010.

18	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Core Growth Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Period Ended September 30, 2004(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.93		$10.87

Income from investment operations:
Net investment income (loss)	(0.04)		(0.08)
Net realized and unrealized gain (loss) on investments	1.43		0.14

Total from investment operations	1.39		0.06

Change in net asset value	1.39		0.06
NET ASSET VALUE, end of period	$12.32		$10.93

RATIOS/SUPPLEMENTAL DATA

Total return (a)	12.72%		0.55%
Ratios to average net assets:
Net investment income (loss)	0.69	%(b)	(0.74	)%(b)
Expenses, after expense reductions	1.01	%(b)	1.00	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99	%(b)
Expenses, before expense reductions	1.19	%(b)	1.31	%(b)
Portfolio turnover rate	50.92%		108.50%
Net assets at end of period (000)	$25,482		$21,578

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was November 1, 2003.

Certified Semi-Annual Report	19

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

CUSIPS: CLASS A - 885-215-582, CLASS C - 885-215-574, CLASS I - 885-215-475, CLASS R1 - 885-215-517

NASDAQ SYMBOLS: CLASS A - THCGX, CLASS C - TCGCX, CLASS I - THIGX, CLASS R1 - THCRX

	Shares/ Principal Amount	Value
COMMON STOCK — 96.80%
BANKS — 2.08%
COMMERCIAL BANKS — 2.08%
Commerce Bancorp, Inc.	63,800	$2,071,586

TOTAL BANKS		2,071,586

COMMERCIAL SERVICES & SUPPLIES — 2.02%
COMMERCIAL SERVICES & SUPPLIES — 2.02%
Gevity HR, Inc.	104,900	2,005,688

TOTAL COMMERCIAL SERVICES & SUPPLIES		2,005,688

CONSUMER DURABLES & APPAREL — 2.69%
HOUSEHOLD DURABLES — 2.69%
Tempur-Pedic International Inc.+	143,575	2,679,109

TOTAL CONSUMER DURABLES & APPAREL		2,679,109

DIVERSIFIED FINANCIALS — 4.99%
CAPITAL MARKETS — 4.99%
Affiliated Managers Group Inc.+	35,375	2,194,311
Investors Financial Services Corp.	56,505	2,763,660

TOTAL DIVERSIFIED FINANCIALS		4,957,971

ENERGY — 2.11%
OIL & GAS — 2.11%
ATP Oil & Gas Corp.+	96,800	2,094,752

TOTAL ENERGY		2,094,752

HEALTH CARE EQUIPMENT & SERVICES — 17.37%
HEALTH CARE EQUIPMENT & SUPPLIES — 6.51%
Boston Scientific Corp.+	94,220	2,759,704
Cytyc Corp.+	95,800	2,204,358
Golden Meditech Co. Ltd	7,246,241	1,505,133

20	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
HEALTH CARE PROVIDERS & SERVICES — 10.86%
Caremark Rx Inc.+	82,575	$3,284,833
Eclipsys Corp.+	94,439	1,461,916
UnitedHealth Group Inc.	22,375	2,134,128
WellPoint Inc.+	31,300	3,923,455

TOTAL HEALTH CARE EQUIPMENT & SERVICES		17,273,527

HOTELS RESTAURANTS & LEISURE — 5.34%
HOTELS RESTAURANTS & LEISURE — 5.34%
Life Time Fitness Inc.+	130,900	3,531,682
Sportingbet plc+	353,000	1,783,263

TOTAL HOTELS RESTAURANTS & LEISURE		5,314,945

MEDIA — 7.85%
MEDIA — 7.85%
Comcast Corp.+	117,600	3,927,840
DIRECTV Group Inc.+	158,200	2,281,244
Imax Corp.+	172,890	1,597,503

TOTAL MEDIA		7,806,587

PHARMACEUTICALS & BIOTECHNOLOGY — 10.89%
BIOTECHNOLOGY — 7.02%
Amgen Inc.+	64,000	3,725,440
Gilead Sciences Inc.+	91,100	3,261,380
PHARMACEUTICALS — 3.87%
Sanofi-Aventis	45,600	3,846,522

TOTAL PHARMACEUTICALS & BIOTECHNOLOGY		10,833,342

RETAILING — 3.81%
INTERNET & CATALOG RETAIL — 3.81%
CJ Home Shopping Co. Ltd.	52,200	3,793,560

TOTAL RETAILING		3,793,560

SOFTWARE & SERVICES — 17.43%
COMMUNICATIONS EQUIPMENT — 3.13%
Amdocs Ltd.+	109,725	3,116,190
INTERNET SOFTWARE & SERVICES — 5.94%
Google Inc.+	17,100	3,086,721
Netease.com Inc.+	58,380	2,814,500

Certified Semi-Annual Report	21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
SOFTWARE — 8.36%
DATATRAK International Inc.+	68,367	$1,148,565
Microsoft Corp.	121,400	2,934,238
Shanda Interactive Entertainment Ltd.+	81,200	2,452,240
The9 Ltd.ADR+	103,605	1,778,898

TOTAL SOFTWARE & SERVICES		17,331,352

TECHNOLOGY HARDWARE & EQUIPMENT — 9.73%
COMPUTERS & PERIPHERALS — 9.73%
Apple Computer, Inc.+	80,900	3,371,103
Dell Inc.+	79,000	3,035,180
Network Appliance, Inc.+	118,300	3,272,178

TOTAL TECHNOLOGY HARDWARE & EQUIPMENT		9,678,461

TELECOMMUNICATION SERVICES — 6.62%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.33%
Arbinet-thexchange, Inc.+	17,496	333,299
WIRELESS TELECOMMUNICATION SERVICES — 6.29%
Leap Wireless International, Inc.+	75,500	1,966,775
NII Holdings Inc.+	38,945	2,239,337
SBA Communications Corp.+	223,600	2,048,176

TOTAL TELECOMMUNICATION SERVICES		6,587,587

TRANSPORTATION — 2.18%
TRANSPORTATION INFRASTRUCTURE — 2.18%
Shenzhen Chiwan Wharf Holdings Ltd.	859,988	2,165,614

TOTAL TRANSPORTATION		2,165,614

UTILITIES — 1.69%
MULTI-UTILITIES & UNREGULATED POWER — 1.69%
Ormat Technologies Inc.	107,400	1,681,884

TOTAL UTILITIES		1,681,884

TOTAL COMMON STOCK (Cost $ 82,405,303)		96,275,965

22	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
CONVERTIBLE BONDS — 1.70%

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.70%
Level 3 Communications Inc., 6.00%, 3/15/2010	$3,300,000	$1,687,125

TOTAL CONVERTIBLE BONDS (Cost $ 2,028,852)		1,687,125

TOTAL INVESTMENTS — 98.50% (COST $ 84,434,155)		$97,963,090

OTHER ASSETS LESS LIABILITIES — 1.50%		1,489,428
NET ASSETS — 100.00%		$99,452,518

Footnote Legend

See notes to financial statements.

+ Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR     American Depository Receipt

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/05

Software & Services	17.43%

Health Care Equipment & Services	17.37%

Pharmaceutical & Biotechnology	10.89%

Technology Hardware & Equipment	9.73%

Telecommunication Services	8.32%

Media	7.85%

Hotels, Restaurants & Leisure	5.34%

Diversified Financials	4.99%

Retailing	3.81%

Consumer Durables & Apparel	2.69%

Transportation	2.18%

Energy	2.11%

Banks	2.08%

Commercial Services & Supplies	2.02%

Utilities	1.69%

Other Assets & Cash Equivalents	1.50%

Certified Semi-Annual Report	23

EXPENSE EXAMPLE

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 90-day redemption fee on Class I shares and

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04–3/31/05
Class I Shares
Actual	$1,000.00	$1,127.20	$5.24
Hypothetical*	$1,000.00	$1,020.00	$4.98

†	Expenses are equal to the annualized expense ratio for class I shares (0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

24	Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Core Growth Fund versus NASDAQ Composite Index (November 3, 2003 to March 31, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2005

	1Yr	Since Inception
I Shares (Incep: 11/3/03)	11.80%	9.30%

NASDAQ Composite Index (Since: 11/3/03)	0.82%	2.99%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares.

The NASDAQ Composite Index is a market value-weighted, technology-oriented index comprised of approximately 5,000 domestic and non-US-based securities. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Certified Semi-Annual Report	25

OTHER INFORMATION

Thornburg Core Growth Fund	March 31, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

26	Certified Semi-Annual Report

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses.We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

32

Core Strategies for Building Wealth

Thornburg Investment Income Builder Fund

Informational Brochure and Semi-Annual Report – March 31, 2005

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Investment Income Builder Fund

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund invests in companies (both in the U.S. and abroad) with histories of paying dividends and, in the opinion of Thornburg Investment Management, that show the capacity to increase them. To provide additional income, the Fund also invests in fixed income securities, with a focus on the corporate sector.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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Receive your shareholder reports and prospectus online instead of through traditional mail.

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2 This page is not part of the Semi-Annual Report.

The Dividend Landscape

To appreciate the investment environment that Thornburg Investment Income Builder Fund operates in, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

S&P 500 Index Payout Ratio (January 1940 to December 2004)

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. By long-term historical standards, the dividend payout ratio of the S&P 500 Index is relatively low at this time.

Corporate Willingness to Pay Dividends is Improving

Percentage of Companies Paying Dividends in Russell 1000 Index (December 1979 to December 2004)

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating investor and management preference for reinvesting retained earnings in growth initiatives. Now the pendulum appears to be swinging back, and the percentage of dividend payers is increasing. Long-term academic studies have shown that subsequent earnings-per-share growth of dividend-paying firms actually exceeds that of non-payers.

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The Dividend Landscape

Continued

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

S&P 500 Index Average Yield vs. Annual Dividends from a One-

Time $10,000 Investment in the Index (Dividends not Reinvested)

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

In the (large cap) Russell 1000 Index, 73% of the top 100 dividend payers are either real estate investment trusts (REITs) or utilities. In the (small cap) Russell 2000 Index, 78% of the top 100 dividend-yielding stocks are either REITs or utilities. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors. We do!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
REITs	45%	69%
Utilities	28%	9%
Banks	7%	1%
Other Financials	4%	5%
Consumer Staples	5%	3%
Telecom	4%	0%
Materials	2%	5%
Health Care	1%	1%
Consumer Discretionary	4%	6%
Industrials	0%	0%
Energy	0%	1%
Technology	0%	0%

Source: Baseline, as of December 31, 2004; (Numbers may not add to 100% due to rounding.)

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Global Diversification Can Improve the Portfolio Yield

Average Dividend Yields and Payout Ratios

of Markets Around the Globe

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the REIT and utility sectors, we diversify the Thornburg Investment Income Builder Fund into some foreign dividend-paying stocks to try to take advantage of these opportunities.

Corporate Willingness to Pay Dividends May Come from Unlikely Sources

Potential Increases in S&P 500 Index Sector Dividends if All Share

Repurchases Were Converted to Dividend Payments

Since the passage of the 2003 tax bill, which lowered maximum tax rates on dividends to 15%, Citigroup and several other leading U.S. firms have redirected funds previously allocated to share buybacks to increased dividend payments. This graph shows the potential for dividend increases, by S&P sector, if all funds used to repurchase shares were to be redirected to dividend payments. We do not expect this outcome, but we are seeing some movement in this direction.

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Important Information

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations.

As with direct bond ownership, Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The value of a bond will fluctuate relative to changes in interest rates; as interest rates rise, the overall price of bonds fall. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

Glossary

Blended Index – The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. This index represents asset types which are subject to risk, including loss of principal. The Morgan Stanley Capital International World Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 1,600 companies from 22 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The securities represented in this index may experience loss of invested principal and are subject to investment risk. In exchange for greater growth potential, investments in foreign securities can have added risks. These include changes in currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments.

Russell 1000 Index – Consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

Russell 2000 Index – An unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market, without regard to company size.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Weighted Average Coupon – Coupon refers to the rate of interest paid on a bond, usually expressed as a percent of its par value. A fund’s weighted average coupon is calculated by weighting each bond’s coupon by its relative size in the portfolio and taking the average.

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Portfolio Overview

Thornburg Investment Income Builder Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%.

MANAGEMENT TEAM

Front row, L to R: Steven Bohlin, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Wendy Trevisani, Lewis Kaufman, Ed Maran, Vin Walden, and Lei Wang.

PORTFOLIO COMPOSITION

As of 3/31/05

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the U.S. tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

100% of 2004 and 2003’s dividend payments qualified for the lower 15% tax rate on stock dividends.

QUARTERLY DIVIDEND HISTORY

	Q1		Q2		Q3		Q4		Total
Class A Shares
2005	11.0	¢	N/A		N/A		N/A		N/A
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢

Class C Shares
2005	9.1	¢	N/A		N/A		N/A		N/A
2004	8.4	¢	10.9	¢	13.7	¢	20.2	¢	53.2	¢
2003	8.3	¢	9.5	¢	10.4	¢	15.9	¢	44.1	¢

KEY PORTFOLIO ATTRIBUTES

Equity Statistics
Equity Portfolio P/E	15.4	x
Median Market Cap	$16.20B
Equity Holdings	46
Fixed Income Statistics
Weighted Average Coupon	5.12%
Average Credit Quality	BBB+
Average Maturity	4.5 yrs
Duration	1.53 yrs
Bond Holdings	22

TOP TEN HOLDINGS

Lloyds TSB Group plc	3.7%
Marathon Oil Corp.	3.6%
TXU Corp.	3.4%
Altria Group Inc.	3.4%
Barclays plc	3.1%
General Electric Co.	3.0%
Citigroup Inc.	3.0%
Tesco plc	3.0%
Bank of America Corp.	2.9%
Dominion Resources Inc.	2.8%

AVERAGE ANNUAL TOTAL RETURNS*

For periods ending March 31, 2005

	1Q ‘05	1 Yr	Since Inception
A Shares (Incep: 12/24/02)
Without Sales Charge	1.29%	14.36%	21.72%
With Sales Charge	(3.29)%	9.19%	19.28%
Blended Index** (Since: 12/31/02)	(1.09)%	8.06%	15.80%

*	Periods under one year are not annualized.

**	Blended Index: 75% MSCI World/25% Lehman Brothers Aggregate

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Portfolio Overview

Continued

The investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will grow, subject to periodic fluctuations, over the years. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed occasionally. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms, change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 3/31/05

Diversified Financials	14.8%
Banks	14.8%
Energy	11.8%
Telecommunication Services	9.0%
Utilities	7.8%
Pharmaceuticals & Biotechnology	7.1%
Transportation	5.8%
Food & Staples Retailing	4.8%
Materials	3.8%
Food Beverage & Tobacco	3.4%

TOP TEN INDUSTRIES

As of 12/31/04

Banks	15.0%
Diversified Financials	11.6%
Pharmaceuticals & Biotechnology	8.9%
Energy	7.3%
Transportation	7.0%
Telecommunication Services	6.5%
Food Beverage & Tobacco	6.1%
Utilities	5.6%
Insurance	4.5%
Food & Staples Retailing	3.9%

TOP TEN INDUSTRIES

As of 9/30/04

Banks	18.7%
Diversified Financials	12.8%
Telecommunication Services	9.8%
Energy	8.7%
Pharmaceuticals & Biotech	4.4%
Capital Goods	4.1%
Utilities	3.8%
Software & Services	3.4%
Food & Staples Retailing	3.3%
Transportation	3.2%

TOP TEN INDUSTRIES

As of 6/30/2004

Banks	16.4%
Energy	10.5%
Diversified Financials	10.4%
Telecommunication Services	6.7%
Utilities	6.6%
Food Beverage & Tobacco	5.6%
Technology Hardware & Equipment	5.1%
Pharmaceuticals & Biotechnology	4.1%
Insurance	3.4%
Capital Goods	3.0%

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Thornburg Investment Income Builder Fund

March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 9

Letter to Shareholders

April 21, 2005

Dear Fellow Shareholder:

This report for Thornburg Investment Income Builder Fund covers the semi-annual period beginning October 1, 2004 and ending March 31, 2005. Your Fund has a fiscal year that begins October 1. Thornburg Investment Income Builder paid dividends of 32.8¢ per Class A share in the period, up 18.4% from the 27.7¢ paid in the comparable period of 2004. The dividends per share on the Class C shares were 29.4¢ (fiscal 2005) and 24.4¢ (fiscal 2004), respectively. The net asset value per share for each class increased by $1.62 during the period under review. The total return for the six-month period was 12.51% for class A shares and 12.27% for class C shares, compared to 7.95% for the Blended Index*.

The median percentage increase of the most recent dividend paid by our portfolio firms was more than 11% over the year-earlier level. This reflects improving ability and willingness to pay dividends by most of the firms we own. Under the surface of the dividend landscape, there is a more complicated dynamic. Many firms in certain U.S. industries that traditionally have the highest yields, utilities and REITS, appear relatively unattractive at this time, due to prior price appreciation. Broadly speaking, utilities are squeezed between higher fuel costs and political/regulatory pressures to restrain, or even roll back rates. We hope that Texas Utilities Corp. (with its relatively modest mix of costly gas-fired power generation) and Dominion Resources Inc. (with its owned natural gas properties and coal and nuclear generating plants) will be somewhat insulated from the squeeze. Each of these performed well for Thornburg Investment Income Builder Fund in this fiscal period.

Each REIT is somewhat unique, so we hesitate to generalize. We can say that capital flows to purchase or build rent-producing structures of almost every description have been enormous . . . so there is too little scarcity value in most sectors to hold out the prospect of interesting future reward for incoming investors at this time. It has been a challenge to make your equity portfolio produce more dividend income with a lower allocation to REITS and utilities than we had in the past. We have depended on the improved ability and willingness to pay higher dividends from firms in other industries.

Oil & gas producers and refiners are one such group, and Marathon Oil Corp. and Petroleo Brasileiro SA (Petrobras) were among your Fund’s best performers in this period. Cash flows generated by these firms are enormous, given today’s prices for their hydrocarbon output. So far, they are not overspending to increase supply enough to lower visible future returns. Consumers around the globe, and there are ever more of these, do not appear to be altering their consumption patterns to reduce demand. One indication: there are around 220 million automobiles in the USA, and rising. There are around 30 million in China, and rising. Still, we know that these cash flows are cyclical, so we remain guarded about our investment exposure to this area. Another group with attractive cash flows and modest valuations is the telecommunication services industry. Here, we are particularly interested in those firms that obtain a majority of revenues from mobile telephony and broadband services. Today, most of these are located abroad. Alltel Corp. in the U.S. was a slight negative contributor to portfolio performance in the fiscal period, as was Copenhagen-based TDC A/S. We remain optimistic that decent business results, modest valuations, and good cash generation will lead to improved stock price performance from these. Outside the U.S., your portfolio got a strong performance contribution from Italy’s Telecom Italia Mobile, and a smaller one from global operator wireless Vodaphone Group.

Most of our bank and diversified financial services holdings were under pressure during the first three months of 2005 on interest rate anxiety, although Lloyds TSB Group, Alliance Capital Management Holdings LP, and our Irish bank holdings all contributed solidly to performance for the fiscal period as a whole. Our other banking holdings were either up or down marginally, while insurance firms Arthur J. Gallagher & Co. and Lincoln National Corp. were negative contributors for the period. We sold both of these latter stocks during the period. We have decreased the percentage exposure of your equity portfolio to financials modestly. We believe that your current holdings will derive more benefit than harm from gradually rising interest rates.

10 Certified Semi-Annual Report

Stock prices of two of your portfolio’s pharmaceutical holdings, Pfizer Inc. and Novartis AG, performed poorly, while Sanofi-Aventis did well. Two December 2004 IPOs, Macquarie Infrastructure Co. and Advance America, Cash Advance Centers, Inc., performed well. Together, these added around 0.78% to portfolio performance for the fiscal period. Other positive contributors to performance included a diverse collection: Tesco plc and Kingfisher plc (U.K.-based retailers of food/general merchandise and building products, respectively), Altria Group Inc. (consumer goods/tobacco), and China Merchants Holdings International Co. Ltd. and Shenzen Chiwan Wharf Holdings Ltd. (both are Chinese port operators).

Bond yields, while improved from their lows of last year, are not yet interesting. The reward for taking corporate credit risk is meager, as yield reach by hungry investors intersects with low net issuance of bonds by corporate borrowers. The percentage of Thornburg Investment Income Builder assets invested in bonds has gradually declined over several quarters, in recognition of the lack of perceived opportunity to further the mission of the Fund in this asset class, given recent prices. We believe both government bond yields and credit spreads will improve in the quarters to come. Steve Bohlin guided the duration of the cash/bond component of the Thornburg Investment Income Builder Fund, now around 9% of Fund assets, to less than two years. Domestic stocks, including preferred stocks, comprise around 43% of the portfolio, foreign stocks around 48%.

We look forward to the coming quarters, recognizing that they will present challenges. Consensus operating earnings per unit of the S&P 500 Index, around $67 for 2004, are forecast to be $73 for 2005. Exchange rate cross currents and varying abilities to pass through volatile costs will create winners and losers among businesses in 2005. Dividend payouts on both U.S. and European corporate earnings are modest. We believe that dividend growth will exceed earnings growth in future years. Highly paid corporate chiefs should be able to dividend out more than $22 to $23, out of operating earnings of $73. Cash is piling up on business balance sheets, with Federal Reserve data showing an incremental accumulation by American businesses of more than $1 trillion in the last five years. Stay tuned to see if willingness to pay catches up to the improved ability to pay better dividends. Also, remember that our dividends may be volatile, quarter to quarter.

Thank you for investing in the Thornburg Investment Income Builder Fund, and best wishes for a wonderful summer.

Sincerely,

Brian McMahon	Brad Kinkelaar	Steven J. Bohlin
President & Chief Investment Officer	Managing Director	Managing Director

*	75% MSCI World and 25% Lehman Brothers Aggregate, see page 32 for complete description of index.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report 11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

ASSETS
Investments at value (cost $595,041,876)	$653,181,519
Cash	2,115,485
Receivable for investments sold	3,328,530
Receivable for fund shares sold	9,008,355
Unrealized gain on forward exchange contracts (Note 6)	213,990
Dividends receivable	4,432,953
Interest receivable	712,604
Prepaid expenses and other assets	86,798

Total Assets	673,080,234

LIABILITIES
Payable for securities purchased	10,125,300
Payable for fund shares redeemed	757,183
Payable to investment advisor and other affiliates (Note 3)	718,840
Deferred tax payable	76,881
Accounts payable and accrued expenses	366,613
Dividends payable	892,932

Total Liabilities	12,937,749

NET ASSETS	$660,142,485

NET ASSETS CONSIST OF:
Undistributed net investment gain (loss)	$1,927,878
Net unrealized appreciation on investments, net of deferred taxes payable of $76,881	58,257,046
Accumulated net realized gain (loss)	10,948,673
Net capital paid in on shares of beneficial interest	589,008,888

$660,142,485

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($360,467,282 applicable to 20,931,307 shares of beneficial interest outstanding - Note 4)	$17.22
Maximum sales charge, 4.50% of offering price	0.81

Maximum offering price per share	$18.03

Class C Shares:
Net asset value and offering price per share * ($224,538,420 applicable to 13,026,086 shares of beneficial interest outstanding - Note 4)	$17.24

12 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

Class I Shares:
Net asset value, offering and redemption price per share ($75,126,884 applicable to 4,346,188 shares of beneficial interest outstanding - Note 4)	$17.29

Class R1 Shares:
Net asset value, offering and redemption price per share ($9,899 applicable to 575 shares of beneficial interest outstanding - Note 4)	$17.23

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 13

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2005 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $537,828)	$10,514,520
Interest income (net of premium amortized of $54,370)	1,833,069

Total Income	12,347,589

EXPENSES:
Investment advisory fees (Note 3)	2,230,593
Administration fees (Note 3)
Class A Shares	177,504
Class C Shares	111,756
Class I Shares	12,332
Class R1 Shares	1
Distribution and service fees (Note 3)
Class A Shares	357,861
Class C Shares	900,411
Class R1 Shares	4
Transfer agent fees
Class A Shares	134,140
Class C Shares	88,850
Class I Shares	14,815
Class R1 Shares	1,947
Registration and filing fees
Class A Shares	29,697
Class C Shares	22,773
Class I Shares	4,299
Class R1 Shares	3,746
Custodian fees (Note 3)	136,355
Professional fees	24,230
Accounting fees	22,550
Trustee fees	6,360
Other expenses	77,381

Total Expenses	4,357,605
Less:
Expenses reimbursed by investment advisor (Note 3)	(321,564)
Fees paid indirectly (Note 3)	(10,905)

Net Expenses	4,025,136

Net Investment Income	$8,322,453

14 Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2005 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$18,208,506
Foreign currency transactions	(4,352,791)

13,855,715

Net change in unrealized appreciation (depreciation) on:
Investments, net of change in deferred taxes payable of $26,584	32,224,851
Foreign currency translation	1,144,956

33,369,807

Net Realized and Unrealized Gain	47,225,522

Net Increase in Net Assets Resulting From Operations	$55,547,975

See notes to financial statements.

Certified Semi-Annual Report 15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income gain	$8,322,453	$12,099,404
Net realized gain (loss) on investments and foreign currency	13,855,715	(3,417,913)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	33,369,807	21,451,937

Net Increase in Net Assets Resulting from Operations	55,547,975	30,133,428
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(5,423,728)	(5,486,221)
Class C Shares	(3,055,578)	(2,936,820)
Class I Shares	(953,537)	(641,652)
Class R1 Shares	(22)	0
From realized gains
Class A Shares	(11,306)	0
Class C Shares	(7,266)	0
Class I Shares	(1,756)	0
FUND SHARE TRANSACTIONS - (Note 4)
Class A Shares	110,373,651	138,687,397
Class C Shares	65,131,143	96,221,064
Class I Shares	37,642,505	32,217,399
Class R1 Shares	10,044	0

Net Increase in Net Assets	259,252,125	288,194,595
NET ASSETS:
Beginning of period	400,890,360	112,695,765

End of period	$660,142,485	$400,890,360

See notes to financial statements.

16 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund and Thornburg Core Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund pursues its investment objectives by investing in a broad range of income producing securities, primarily stocks and bonds.

The Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, and (v) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments, of the Fund, to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities

Certified Semi-Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2005, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2005, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $289,078 for Class C shares, $26,792 for Class I shares, and $5,694 for Class R1 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2005, the Distributor has advised the Fund that it earned commissions aggregating $165,413 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $11,118 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R1 shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $10,905.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

18 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Sales of Class R1 shares of the Thornburg Investment Income Builder Fund commenced February 1, 2005. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	7,175,053	$120,894,739	10,579,300	$160,956,212
Shares issued to shareholders in reinvestment of dividends	248,552	4,262,068	283,535	4,388,856
Shares repurchased**	(881,756)	(14,783,156)	(1,780,207)	(26,657,671)

Net Increase (Decrease)	6,541,849	$110,373,651	9,082,628	$138,687,397

**     The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the period ended March 31, 2005 and year ended September 30, 2004, $12,897 and $33,971, respectively, were netted in the amount reported for shares repurchased.

Class C Shares
Shares sold	4,132,653	$69,608,781	6,542,027	$100,023,227
Shares issued to shareholders in reinvestment of dividends	114,549	1,966,339	120,816	1,873,063
Shares repurchased	(383,384)	(6,443,977)	(372,748)	(5,675,226)

Net Increase (Decrease)	3,863,818	$65,131,143	6,290,095	$96,221,064

Class I Shares
Shares sold	2,208,798	$37,436,726	2,128,882	$32,252,605
Shares issued to shareholders in reinvestment of dividends	47,395	815,789	36,925	573,313
Shares repurchased **	(36,055)	(610,010)	(39,757)	(608,519)

Net Increase (Decrease)	2,220,138	$37,642,505	2,126,050	$32,217,399

**     The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the period ended March 31, 2005 and year ended September 30, 2004, $185 and $1,717, respectively, were netted in the amount reported for shares repurchased.

Class R1 Shares
Shares sold	574	$10,022	—	$—
Shares issued to shareholders in reinvestment of dividends	1	22	—	—
Shares repurchased	0	0	—	—

Net Increase (Decrease)	575	$10,044	—	$—

Certified Semi-Annual Report 19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $392,022,761 and $161,362,936, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$597,610,128

Gross unrealized appreciation on a tax basis	$60,003,946
Gross unrealized depreciation on a tax basis	(4,432,555)

Net unrealized appreciation (depreciation) on investments (tax basis)	$55,571,391

At March 31, 2005, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2003 of $6,683 and $1,441,597, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2005.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

During the period ended March 31, 2005, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counter-parties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

CONTRACTS TO SELL:

23,700,000	Euro Dollar for 30,807,156 USD, September 30, 2005	$(104,859)
20,000,000	Greater British Pound for 37,180,000 USD, July 11, 2005	(405,075)

Unrealized loss from forward exchange contracts:		(509,934)

15,000,000	Euro Dollar for 19,857,000 USD, July 11, 2005	351,226
22,000,000	Greater British Pound for 41,630,600 USD, September 7, 2005	372,698

Unrealized gain from forward exchange contracts:		723,924

Net unrealized gain (loss) from forward Exchange contracts		$213,990

20 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30, 2004	Period Ended September 30, 2003(c)
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$15.60		$13.77	$11.94

Income from investment operations:
Net investment income	0.28		0.72	0.56
Net realized and unrealized gain (loss) on investments	1.67		1.66	1.60

Total from investment operations	1.95		2.38	2.16
Less dividends from:
Net investment income	(0.33)		(0.55)	(0.33)

Change in net asset value	1.62		1.83	1.83
NET ASSET VALUE, end of period	$17.22		$15.60	$13.77

RATIOS/SUPPLEMENTAL DATA

Total return (a)	12.51%		17.40%	18.25%
Ratios to average net assets:
Net investment income	3.34	%(b)	4.72%	5.65	%(b)
Expenses, after expense reductions	1.47	%(b)	1.50%	1.61	%(b)
Expenses, after expense reductions and net of custody credits	1.46	%(b)	1.49%	1.60	%(b)
Expenses, before expense reductions	1.47	%(b)	1.50%	1.74	%(b)
Portfolio turnover rate	32.28%		109.21%	52.10%
Net assets at end of period (000)	$360,467		$224,522	$73,083

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	Fund commenced operations on December 24, 2002.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Year Ended September 30, 2004	Period Ended September 30, 2003(c)
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$15.62		$13.79	$11.94

Income from investment operations:
Net investment income	0.24		0.66	0.51
Net realized and unrealized gain (loss) on investments	1.67		1.66	1.62

Total from investment operations	1.91		2.32	2.13
Less dividends from:
Net investment income	(0.29)		(0.49)	(0.28)

Change in net asset value	1.62		1.83	1.85
NET ASSET VALUE, end of period	$17.24		$15.62	$13.79

RATIOS/SUPPLEMENTAL DATA

Total return (a)	12.27%		16.89%	18.01%
Ratios to average net assets:
Net investment income	2.90	%(b)	4.33%	5.10	%(b)
Expenses, after expense reductions	1.91	%(b)	1.89%	1.91	%(b)
Expenses, after expense reductions and net of custody credits	1.90	%(b)	1.89%	1.90	%(b)
Expenses, before expense reductions	2.23	%(b)	2.25%	2.55	%(b)
Portfolio turnover rate	32.28%		109.21%	52.10%
Net assets at end of period (000)	$224,538		$143,122	$39,613

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Fund commenced operations on December 24, 2002.

+	Based on weighted average shares outstanding.

22 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Period Ended September 30, 2004(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$15.64		$14.45

Income from investment operations:
Net investment income	0.33		0.74
Net realized and unrealized gain (loss) on investments	1.66		1.01

Total from investment operations	1.99		1.75

Less dividends from:
Net investment income	(0.34)		(0.56)

Change in net asset value	1.65		1.19

NET ASSET VALUE, end of period	$17.29		$15.64

RATIOS/SUPPLEMENTAL DATA

Total return (a)	12.77%		12.19%
Ratios to average net assets:
Net investment income	3.94	%(b)	5.33	%(b)
Expenses, after expense reductions	0.99	%(b)	0.99	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99	%(b)
Expenses, before expense reductions	1.10	%(b)	1.21	%(b)

Portfolio turnover rate	32.28%		109.21%

Net assets at end of period (000)	$75,127		$33,247

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was November 1, 2003.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report 23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund	(Unaudited)*

	*Period Ended March 31, 2005 (c)
Class R1 Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$16.98

Income from investment operations:
Net investment income	0.18
Net realized and unrealized gain (loss) on investments	0.11

Total from investment operations	0.29

Less dividends from:
Net investment income	(0.04)

Change in net asset value	0.25

NET ASSET VALUE, end of period	$17.23

RATIOS/SUPPLEMENTAL DATA

Total return (a)	1.70%
Ratios to average net assets:
Net investment income	6.23	%(b)
Expenses, after expense reductions	1.48	%(b)
Expenses, after expense reductions and net of custody credits	1.48	%(b)
Expenses, before expense reductions	670.19	%(b)†

Portfolio turnover rate	32.28%

Net assets at end of period (000)	$10

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was February 1, 2005.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

24 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

CUSIPS: CLASS A - 885-215-558, CLASS C - 885-215-541, CLASS I - 885-215-467, CLASS R1 - 885-215-384 NASDAQ SYMBOLS: CLASS A - TIBAX, CLASS C - TIBCX, CLASS I - TIBIX, CLASS R1 - TIBRX

	Shares/ Principal Amount	Value
COMMON STOCK — 87.78%
AUTOMOBILES & COMPONENTS — 0.95%
AUTOMOBILES — 0.95%
Hero Honda Motors Ltd.	500,000	$6,276,048

TOTAL AUTOMOBILES & COMPONENTS		6,276,048

BANKS — 13.73%
COMMERCIAL BANKS — 13.73%
Allied Irish Banks	875,000	18,324,690
Bank of America Corp.	440,000	19,404,000
Bank of Ireland Group	325,000	5,133,183
Barclays plc	2,000,000	20,433,562
Liechtenstein Landesbank	5,300	2,992,472
Lloyds TSB Group plc	2,700,000	24,372,971

TOTAL BANKS		90,660,878

CAPITAL GOODS — 3.00%
INDUSTRIAL CONGLOMERATES — 3.00%
General Electric Co.	550,000	19,833,000

TOTAL CAPITAL GOODS		19,833,000

DIVERSIFIED FINANCIALS — 11.36%
CAPITAL MARKETS — 3.59%
The Bank of New York Co. Inc.	400,000	11,620,000
WP Stewart & Co. Ltd.	532,000	12,055,120
DIVERSIFIED FINANCIAL SERVICES — 7.77%
Alliance Capital Management Holdings LP	325,000	15,323,750
Citigroup Inc.	440,000	19,773,600
Hong Kong Exchanges & Clearing Ltd.	3,750,000	9,712,472
JPMorgan Chase & Co.	188,000	6,504,800

TOTAL DIVERSIFIED FINANCIALS		74,989,742

ENERGY — 11.70%
OIL & GAS — 11.70%
BP Amoco ADR	275,000	17,160,000
China Petroleum & Chemical Corp.	24,000,000	9,770,170
Marathon Oil Corp.	500,000	23,460,000
Petroleo Brasileiro SA ADR	350,000	15,463,000
Shell Transport & Trading Co. plc	1,270,000	11,392,372

TOTAL ENERGY		77,245,542

Certified Semi-Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
FOOD & STAPLES RETAILING — 4.76%
FOOD & STAPLES RETAILING — 4.76%
Carrefour SA	220,000	$11,679,563
Tesco plc	3,300,000	19,724,430

TOTAL FOOD & STAPLES RETAILING		31,403,993

FOOD BEVERAGE & TOBACCO — 3.37%
TOBACCO — 3.37%
Altria Group Inc.	340,000	22,232,600

TOTAL FOOD BEVERAGE & TOBACCO		22,232,600

HOUSEHOLD & PERSONAL PRODUCTS — 0.58%
HOUSEHOLD PRODUCTS — 0.58%
Kimberly Clark de Mexico	1,280,000	3,835,047

TOTAL HOUSEHOLD & PERSONAL PRODUCTS		3,835,047

INSURANCE — 0.70%
INSURANCE — 0.70%
Arthur J. Gallagher & Co.	160,600	4,625,280

TOTAL INSURANCE		4,625,280

MATERIALS — 3.76%
CHEMICALS — 1.84%
PPG Industries Inc.	170,000	12,158,400
PAPER & FOREST PRODUCTS — 1.92%
UPM Kymmene Oyj	570,000	12,639,417

TOTAL MATERIALS		24,797,817

MEDIA — 1.65%
MEDIA — 1.65%
APN News & Media	1,500,000	5,911,535
Independent News & Media plc	1,510,000	4,973,553

TOTAL MEDIA		10,885,088

PHARMACEUTICALS & BIOTECHNOLOGY — 6.33%
PHARMACEUTICALS — 6.33%
GlaxoSmithKline plc	550,000	12,599,123
Novartis Ag	300,000	14,002,509
Sanofi-Aventis	180,000	15,183,639

TOTAL PHARMACEUTICALS & BIOTECHNOLOGY		41,785,271

26 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
REAL ESTATE — 2.72%
REAL ESTATE — 2.72%
Equity Inns Inc.	300,000	$3,309,000
Highland Hospitality Corp.	136,500	1,412,775
Host Marriott Corp.	800,000	13,248,000

TOTAL REAL ESTATE		17,969,775

RETAILING — 1.45%
SPECIALTY RETAIL — 1.45%
Kingfisher plc	1,750,000	9,542,823

TOTAL RETAILING		9,542,823

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.12%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.12%
Samsung Electronics Co. Ltd.	15,000	7,415,067

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		7,415,067

TELECOMMUNICATION SERVICES — 7.27%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.86%
Alltel Corp.	315,000	17,277,750
TDC A/S	350,000	14,757,843
WIRELESS TELECOMMUNICATION SERVICES — 2.41%
Vodafone Group plc	6,000,000	15,920,049

TOTAL TELECOMMUNICATION SERVICES		47,955,642

TRANSPORTATION — 5.78%
TRANSPORTATION INFRASTRUCTURE — 5.78%
China Merchants Hldgs Intl. Co. Ltd.	4,500,000	8,827,772
Hopewell Highway	8,500,000	5,994,166
Macquarie Infrastructure Co.+	600,000	16,800,000
Shenzhen Chiwan Wharf Holdings Ltd.	2,599,963	6,547,203

TOTAL TRANSPORTATION		38,169,141

UTILITIES — 7.55%
ELECTRIC UTILITIES — 4.73%
Datang International Power Generation Co. Ltd.	11,799,900	8,548,185
TXU Corp.	285,000	22,694,550
MULTI-UTILITIES & UNREGULATED POWER — 2.82%
Dominion Resources, Inc.	250,000	18,607,500

TOTAL UTILITIES		49,850,235

TOTAL COMMON STOCK (Cost $ 522,095,332)		579,472,989

Certified Semi-Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
PREFERRED STOCK — 3.65%
COMMERCIAL BANKS — 1.06%
First Tennessee Bank	7,000	$7,003,937

DIVERSIFIED FINANCIAL SERVICES — 2.51%
JPMorgan Chase & Co.	50,000	2,576,565
Lehman Brothers Holdings Inc.	140,000	3,535,000
Merrill Lynch & Co. Inc.	420,000	10,445,400

OIL & GAS — 0.08%
El Paso Tennessee Pipeline Co.	10,000	507,813

TOTAL PREFERRED STOCK (Cost $ 24,019,500)		24,068,715

CORPORATE BONDS — 4.56%
BIOTECHNOLOGY — 0.76%
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate, 5.106%, 2/1/2014	$5,000,000	5,020,400

COMMERCIAL SERVICES & SUPPLIES — 0.10%
Allied Waste North America Inc., 6.375%, 4/15/2011	500,000	465,000
Waste Management Inc., 7.375%, 8/1/2010	175,000	195,028

COMPUTERS & PERIPHERALS — 0.08%
Jabil Circuit Inc., 5.875%, 7/15/2010	500,000	516,282

DIVERSIFIED FINANCIAL SERVICES — 0.95%
Capital One Bank, 6.70%, 5/15/2008	655,000	693,969
Capital One Bank, 6.50%, 6/13/2013	1,500,000	1,610,723
SLM Corp. Floating Rate, 5.38%, 1/31/2014	2,000,000	2,002,280
SLM Corp. Floating Rate, 4.46%, 3/2/2009	2,000,000	1,984,780

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.24%
Level 3 Communications Inc., 9.125%, 5/1/2008	2,500,000	2,081,250
Level 3 Communications Inc., 10.50%, 12/1/2008	4,000,000	3,410,000
TCI Communications Inc., 7.875%, 8/1/2013	2,285,000	2,665,389

GAS UTILITIES — 0.21%
Sonat Inc., 7.625%, 7/15/2011	1,400,000	1,382,500

INSURANCE — 0.78%
AAG Holding Co. Inc., 6.875%, 6/1/2008	335,000	347,356
Hartford Life Inc., 7.10%, 6/15/2007	400,000	422,292
Liberty Mutual Group Inc., 5.75%, 3/15/2014	1,000,000	982,847
Old Republic International Corp., 7.00%, 6/15/2007	1,000,000	1,051,442
Pacific Life Global Funding CPI Floating Rate, 5.44%, 2/6/2016	2,000,000	2,018,600
Provident Cos Inc., 6.375%, 7/15/2005	353,000	355,470

MEDIA — 0.19%
AOL Time Warner Inc., 6.875%, 5/1/2012	425,000	464,136
Independent News & Media plc, 5.75%, 5/17/2009	600,000	793,610

28 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
REAL ESTATE — 0.25%
MDC Holdings Inc., 7.00%, 12/1/2012	$1,500,000	$1,629,714

TOTAL CORPORATE BONDS (Cost $28,957,792)		30,093,068

CONVERTIBLE BONDS — 0.53%
CAPITAL MARKETS — 0.02%
E-Trade Financial Corp., 6.00%, 2/1/2007	132,000	133,650
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.51%
Level 3 Communications Inc., 6.00%, 3/15/2010	6,575,000	3,361,469

TOTAL CONVERTIBLE BONDS (Cost $3,861,049)		3,495,119

MUNICIPAL BONDS — 0.61%
NEW YORK — 0.32%
Victor New York, 9.05%, 5/1/2008	2,050,000	2,112,033
VIRGINIA — 0.29%
Short Pump Town Center Community Development, 6.26%, 2/1/2009	2,000,000	1,941,820

TOTAL MUNICIPAL BONDS (Cost $4,110,528)		4,053,853

U.S. GOVERNMENT AGENCIES — 0.30%
Federal National Mortgage Association CPI Floating Rate, 4.396%, 2/17/2009	2,000,000	2,000,100

TOTAL U.S. GOVERNMENT AGENCIES (Cost $2,000,000)		2,000,100

SHORT TERM INVESTMENTS — 1.52%
American General Finance Corp., 2.79%, 4/4/2005	10,000,000	9,997,675

TOTAL SHORT TERM INVESTMENTS (Cost $9,997,675)		9,997,675

TOTAL INVESTMENTS — 98.95% (COST $595,041,876)		$653,181,519

OTHER ASSETS LESS LIABILITIES — 1.05%		6,960,966

NET ASSETS — 100.00%		$660,142,485

Footnote Legend

See notes to financial statements.

+	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR     American Depository Receipt

Certified Semi-Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/05

Diversified Financials	14.84%
Banks	14.79%
Energy	11.78%
Telecommunication Services	9.02%
Utilities	7.76%
Pharmaceuticals & Biotechnology	7.09%
Transportation	5.78%
Food & Staples Retailing	4.76%
Materials	3.76%
Food Beverage & Tobacco	3.37%
Capital Goods	3.00%
Real Estate	2.97%
Media	1.84%
Insurance	1.48%
Retailing	1.45%
Semiconductors & Semiconductor Equip.	1.12%
Automobiles & Components	0.95%
Household & Personal Products	0.58%
Commercial Services & Supplies	0.10%
Technology Hardware & Equipment	0.08%
Municipal Bonds	0.61%
U.S. Government Agencies	0.30%
Other Assets & Cash Equivalents	2.57%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/05

U.S.	48.98%
U.K.	19.86%
China	6.01%
Ireland	4.43%
France	4.07%
Switzerland	2.57%
Brazil	2.34%
Denmark	2.24%
Finland	1.91%
Hong Kong	1.47%
South Korea	1.12%
India	0.95%
Australia	0.90%
Mexico	0.58%
Other Assets and Cash Equivalents	2.57%

30 Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares,

(b) a deferred sales charge on redemptions of any part of all of a purchase of $1 million of Class A shares within 12 months of purchase, and

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase; and

(d) a 90-day redemption fee on Class A and Class I shares; and

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04–3/31/05
Class A Shares
Actual	$1,000.00	$1,125.10	$7.74
Hypothetical*	$1,000.00	$1,017.64	$7.35
Class C Shares
Actual	$1,000.00	$1,122.70	$10.07
Hypothetical*	$1,000.00	$1,015.45	$9.56
Class I Shares
Actual	$1,000.00	$1,127.70	$5.24
Hypothetical*	$1,000.00	$1,020.01	$4.97
Class R1 Shares**
Actual	$1,000.00	$1,017.00	$7.43
Hypothetical*	$1,000.00	$1,017.56	$7.44

†	Expenses are equal to the annualized expense ratio for each class (A: 1.46%; C: 1.90%; I: 0.99%; and R1: 1.48%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

**	Effective date of Class R1 was February 1, 2005.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report 31

INDEX COMPARISON

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Investment Income Builder Fund versus Blended Index (December 31, 2002 to March 31, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2005 (with sales charge)

	1Yr	Since Inception
A Shares (Incep: 12/24/02)	9.19%	19.28%
C Shares (Incep: 12/24/02)	12.97%	21.27%
R1 Shares (Incep: 2/01/05)	—	1.70%
Blended Index (Since: 12/24/02)	8.06%	15.80%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains and the following sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class R1 shares.

The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. This index represents asset types which are subject to risk, including loss of principal. The Morgan Stanley Capital International World Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends. The securities represented in this index may experience loss of invested principal and are subject to investment risk. In exchange for greater growth potential, investments in foreign securities can have added risks. These include changes in currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

32 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 33

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

34 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

405(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Semi-Annual Report. 35

The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Core Strategies for Building Wealth

Thornburg

Investment Income

Builder Fund

I Shares

Informational Brochure and

Semi-Annual Report – March 31, 2005

Thornburg Investment Income Builder Fund

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund invests in companies (both in the U.S. and abroad) with histories of paying dividends and, in the opinion of Thornburg Investment Management, that show the capacity to increase them. To provide additional income, the Fund also invests in fixed income securities, with a focus on the corporate sector.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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2	This page is not part of the Semi-Annual Report.

The Dividend Landscape

To appreciate the investment environment that Thornburg Investment Income Builder Fund operates in, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio — A Historical Perspective

S&P 500 Index Payout Ratio (January 1940 to December 2004)

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. By long-term historical standards, the dividend payout ratio of the S&P 500 Index is relatively low at this time.

Corporate Willingness to Pay Dividends is Improving

Percentage of Companies Paying Dividends in Russell 1000 Index (December 1979 to December 2004)

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating investor and management preference for reinvesting retained earnings in growth initiatives. Now the pendulum appears to be swinging back, and the percentage of dividend payers is increasing. Long-term academic studies have shown that subsequent earnings-per-share growth of dividend-paying firms actually exceeds that of non-payers.

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The Dividend Landscape

Continued

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

S&P 500 Index Average Yield vs. Annual Dividends from a One-

Time $10,000 Investment in the Index (Dividends not Reinvested)

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

In the (large cap) Russell 1000 Index, 73% of the top 100 dividend payers are either real estate investment trusts (REITs) or utilities. In the (small cap) Russell 2000 Index, 78% of the top 100 dividend-yielding stocks are either REITs or utilities. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors. We do!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
REITs	45%	69%
Utilities	28%	9%
Banks	7%	1%
Other Financials	4%	5%
Consumer Staples	5%	3%
Telecom	4%	0%
Materials	2%	5%
Health Care	1%	1%
Consumer Discretionary	4%	6%
Industrials	0%	0%
Energy	0%	1%
Technology	0%	0%

Source: Baseline, as of December 31, 2004; (Numbers may not add to 100% due to rounding.)

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Global Diversification Can Improve the Portfolio Yield

Average Dividend Yields and Payout Ratios

of Markets Around the Globe

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the REIT and utility sectors, we diversify the Thornburg Investment Income Builder portfolio into some foreign dividend-paying stocks to try to take advantage of these opportunities.

Corporate Willingness to Pay Dividends May Come from Unlikely Sources

Potential Increases in S&P 500 Index Sector Dividends if All Share

Repurchases Were Converted to Dividend Payments

Since the passage of the 2003 tax bill, which lowered maximum tax rates on dividends to 15%, Citigroup and several other leading U.S. firms have redirected funds previously allocated to share buybacks to increased dividend payments. This graph shows the potential for dividend increases, by S&P sector, if all funds used to repurchase shares were to be redirected to dividend payments. We do not expect this outcome, but we are seeing some movement in this direction.

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Important Information

The information presented on the following pages was current as of March 31, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations.

As with direct bond ownership, Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The value of a bond will fluctuate relative to changes in interest rates; as interest rates rise, the overall price of bonds fall. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

Minimum investments for Class I shares are higher than those for other classes.

Glossary

Blended Index – The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. This index represents asset types which are subject to risk, including loss of principal. The Morgan Stanley Capital International World Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 1,600 companies from 22 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The securities represented in this index may experience loss of invested principal and are subject to investment risk. In exchange for greater growth potential, investments in foreign securities can have added risks. These include changes in currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments.

Russell 1000 Index – Consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

Russell 2000 Index – An unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market, without regard to company size.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Weighted Average Coupon – Coupon refers to the rate of interest paid on a bond, usually expressed as a percent of its par value. A fund’s weighted average coupon is calculated by weighting each bond’s coupon by its relative size in the portfolio and taking the average.

6	This page is not part of the Semi-Annual Report.

Portfolio Overview

Thornburg Investment Income Builder Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for class I shares.

MANAGEMENT TEAM

Front row, L to R: Steven Bohlin, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Wendy Trevisani, Lewis Kaufman, Ed Maran, Vin Walden, and Lei Wang.

PORTFOLIO COMPOSITION

As of 3/31/05

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the U.S. tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

100% of 2004 and 2003’s dividend payments qualified for the lower 15% tax rate on stock dividends.

QUARTERLY DIVIDEND HISTORY

	Q1		Q2		Q3		Q4		Total
Class I Shares
2005	11.6	¢	N/A		N/A		N/A		N/A
2004	11.7	¢	13.6	¢	16.0	¢	22.7	¢	64.0	¢

Class A Shares
2005	11.0	¢	N/A		N/A		N/A		N/A
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢

KEY PORTFOLIO ATTRIBUTES

Equity Statistics
Equity Portfolio P/E	15.4	x
Median Market Cap	$16.20B
Equity Holdings	46
Fixed Income Statistics
Weighted Average Coupon	5.12%
Average Credit Quality	BBB	+
Average Maturity	4.5 yrs
Duration	1.53 yrs
Bond Holdings	22

TOP TEN HOLDINGS

Lloyds TSB Group plc	3.7%
Marathon Oil Corp.	3.6%
TXU Corp.	3.4%
Altria Group Inc.	3.4%
Barclays plc	3.1%
General Electric Co.	3.0%
Citigroup Inc.	3.0%
Tesco plc	3.0%
Bank of America Corp.	2.9%
Dominion Resources Inc.	2.8%

AVERAGE ANNUAL TOTAL RETURNS*

For periods ending March 31, 2005

	1Q ‘05	1 Yr	Since Inception
I Shares (Incep: 11/01/03)	1.43%	15.00%	18.17%
Blended Index** (Since: 11/01/03)	(1.09)%	8.06%	12.25%

*	Periods under one year are not annualized.

**	Blended Index: 75% MSCI World/25% Lehman Brothers Aggregate

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Portfolio Overview

Continued

The investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will grow, subject to periodic fluctuations, over the years. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed occasionally. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms, change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 3/31/05

Diversified Financials	14.8%
Banks	14.8%
Energy	11.8%
Telecommunication Services	9.0%
Utilities	7.8%
Pharmaceuticals & Biotechnology	7.1%
Transportation	5.8%
Food & Staples Retailing	4.8%
Materials	3.8%
Food Beverage & Tobacco	3.4%

TOP TEN INDUSTRIES

As of 12/31/04

Banks	15.0%
Diversified Financials	11.6%
Pharmaceuticals & Biotechnology	8.9%
Energy	7.3%
Transportation	7.0%
Telecommunication Services	6.5%
Food Beverage & Tobacco	6.1%
Utilities	5.6%
Insurance	4.5%
Food & Staples Retailing	3.9%

TOP TEN INDUSTRIES

As of 9/30/04

Banks	18.7%
Diversified Financials	12.8%
Telecommunication Services	9.8%
Energy	8.7%
Pharmaceuticals & Biotech	4.4%
Capital Goods	4.1%
Utilities	3.8%
Software & Services	3.4%
Food & Staples Retailing	3.3%
Transportation	3.2%

TOP TEN INDUSTRIES

As of 6/30/2004

Banks	16.4%
Energy	10.5%
Diversified Financials	10.4%
Telecommunication Services	6.7%
Utilities	6.6%
Food Beverage & Tobacco	5.6%
Technology Hardware & Equipment	5.1%
Pharmaceuticals & Biotechnology	4.1%
Insurance	3.4%
Capital Goods	3.0%

8	This page is not part of the Semi-Annual Report.

Thornburg Investment Income Builder Fund

I Shares – March 31, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report	9

Letter to Shareholders

April 21, 2005

Dear Fellow Shareholder:

This report for Thornburg Investment Income Builder Fund covers the semi-annual period beginning October 1, 2004 and ending March 31, 2005. Your Fund has a fiscal year that begins October 1. Thornburg Investment Income Builder paid dividends of 34.3¢ per Class I share in the period. The net asset value per I share increased by $1.65 during the period under review. The total return for the six-month period was 12.77% for Class I shares, compared to 7.95% for the Blended Index*.

The median percentage increase of the most recent dividend paid by our portfolio firms was more than 11% over the year-earlier level. This reflects improving ability and willingness to pay dividends by most of the firms we own. Under the surface of the dividend landscape, there is a more complicated dynamic. Many firms in certain U.S. industries that traditionally have the highest yields, utilities and REITS, appear relatively unattractive at this time, due to prior price appreciation. Broadly speaking, utilities are squeezed between higher fuel costs and political/regulatory pressures to restrain, or even roll back rates. We hope that Texas Utilities Corp. (with its relatively modest mix of costly gas-fired power generation) and Dominion Resources Inc. (with its owned natural gas properties and coal and nuclear generating plants) will be somewhat insulated from the squeeze. Each of these performed well for Thornburg Investment Income Builder Fund in this fiscal period.

Each REIT is somewhat unique, so we hesitate to generalize. We can say that capital flows to purchase or build rent-producing structures of almost every description have been enormous . . . so there is too little scarcity value in most sectors to hold out the prospect of interesting future reward for incoming investors at this time. It has been a challenge to make your equity portfolio produce more dividend income with a lower allocation to REITS and utilities than we had in the past. We have depended on the improved ability and willingness to pay higher dividends from firms in other industries.

Oil & gas producers and refiners are one such group, and Marathon Oil Corp. and Petroleo Brasileiro SA (Petrobras) were among your Fund’s best performers in this period. Cash flows generated by these firms are enormous, given today’s prices for their hydrocarbon output. So far, they are not overspending to increase supply enough to lower visible future returns. Consumers around the globe, and there are ever more of these, do not appear to be altering their consumption patterns to reduce demand. One indication: there are around 220 million automobiles in the USA, and rising. There are around 30 million in China, and rising. Still, we know that these cash flows are cyclical, so we remain guarded about our investment exposure to this area. Another group with attractive cash flows and modest valuations is the telecommunication services industry. Here, we are particularly interested in those firms that obtain a majority of revenues from mobile telephony and broadband services. Today, most of these are located abroad. Alltel Corp. in the U.S. was a slight negative contributor to portfolio performance in the fiscal period, as was Copenhagen-based TDC A/S. We remain optimistic that decent business results, modest valuations, and good cash generation will lead to improved stock price performance from these. Outside the U.S., your portfolio got a strong performance contribution from Italy’s Telecom Italia Mobile, and a smaller one from global operator wireless Vodaphone Group.

Most of our bank and diversified financial services holdings were under pressure during the first three months of 2005 on interest rate anxiety, although Lloyds TSB Group, Alliance Capital Management Holdings LP, and our Irish bank holdings all contributed solidly to performance for the fiscal period as a whole. Our other banking holdings were either up or down marginally, while insurance firms Arthur J. Gallagher & Co. and Lincoln National Corp. were negative contributors for the period. We sold both of these latter stocks during the period. We have decreased the percentage exposure of your equity portfolio to financials modestly. We believe that your current holdings will derive more benefit than harm from gradually rising interest rates.

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Stock prices of two of your portfolio’s pharmaceutical holdings, Pfizer Inc. and Novartis AG, performed poorly, while Sanofi-Aventis did well. Two December 2004 IPOs, Macquarie Infrastructure Co. and Advance America, Cash Advance Centers, Inc., performed well. Together, these added around 0.78% to portfolio performance for the fiscal period. Other positive contributors to performance included a diverse collection: Tesco plc and Kingfisher plc (U.K.-based retailers of food/general merchandise and building products, respectively), Altria Group Inc. (consumer goods/tobacco), and China Merchants Holdings International Co. Ltd. and Shenzen Chiwan Wharf Holdings Ltd. (both are Chinese port operators).

Bond yields, while improved from their lows of last year, are not yet interesting. The reward for taking corporate credit risk is meager, as yield reach by hungry investors intersects with low net issuance of bonds by corporate borrowers. The percentage of Thornburg Investment Income Builder assets invested in bonds has gradually declined over several quarters, in recognition of the lack of perceived opportunity to further the mission of the Fund in this asset class, given recent prices. We believe both government bond yields and credit spreads will improve in the quarters to come. Steve Bohlin guided the duration of the cash/bond component of the Thornburg Investment Income Builder Fund, now around 9% of Fund assets, to less than two years. Domestic stocks, including preferred stocks, comprise around 43% of the portfolio, foreign stocks around 48%.

We look forward to the coming quarters, recognizing that they will present challenges. Consensus operating earnings per unit of the S&P 500 Index, around $67 for 2004, are forecast to be $73 for 2005. Exchange rate cross currents and varying abilities to pass through volatile costs will create winners and losers among businesses in 2005. Dividend payouts on both U.S. and European corporate earnings are modest. We believe that dividend growth will exceed earnings growth in future years. Highly paid corporate chiefs should be able to dividend out more than $22 to $23, out of operating earnings of $73. Cash is piling up on business balance sheets, with Federal Reserve data showing an incremental accumulation by American businesses of more than $1 trillion in the last five years. Stay tuned to see if willingness to pay catches up to the improved ability to pay better dividends. Also, remember that our dividends may be volatile, quarter to quarter.

Thank you for investing in the Thornburg Investment Income Builder Fund, and best wishes for a wonderful summer.

Sincerely,

Brian McMahon	Brad Kinkelaar	Steven J. Bohlin
President & Chief Investment Officer	Managing Director	Managing Director

*	75% MSCI World and 25% Lehman Brothers Aggregate, see page 29 for complete description of index.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

ASSETS
Investments at value (cost $595,041,876)	$653,181,519
Cash	2,115,485
Receivable for investments sold	3,328,530
Receivable for fund shares sold	9,008,355
Unrealized gain on forward exchange contracts (Note 6)	213,990
Dividends receivable	4,432,953
Interest receivable	712,604
Prepaid expenses and other assets	86,798

Total Assets	673,080,234

LIABILITIES
Payable for securities purchased	10,125,300
Payable for fund shares redeemed	757,183
Payable to investment advisor and other affiliates (Note 3)	718,840
Deferred tax payable	76,881
Accounts payable and accrued expenses	366,613
Dividends payable	892,932

Total Liabilities	12,937,749

NET ASSETS	$660,142,485

NET ASSETS CONSIST OF:
Undistributed net investment gain (loss)	$1,927,878
Net unrealized appreciation on investments, net of deferred taxes payable of $76,881	58,257,046
Accumulated net realized gain (loss)	10,948,673
Net capital paid in on shares of beneficial interest	589,008,888

$660,142,485

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($360,467,282 applicable to 20,931,307 shares of beneficial interest outstanding - Note 4)	$17.22
Maximum sales charge, 4.50% of offering price	0.81

Maximum offering price per share	$18.03

Class C Shares:
Net asset value and offering price per share * ($224,538,420 applicable to 13,026,086 shares of beneficial interest outstanding - Note 4)	$17.24

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

Class I Shares:
Net asset value, offering and redemption price per share ($75,126,884 applicable to 4,346,188 shares of beneficial interest outstanding - Note 4)	$17.29

Class R1 Shares:
Net asset value, offering and redemption price per share ($9,899 applicable to 575 shares of beneficial interest outstanding - Note 4)	$17.23

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 13

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2005 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $537,828)	$10,514,520
Interest income (net of premium amortized of $54,370)	1,833,069

Total Income	12,347,589

EXPENSES:
Investment advisory fees (Note 3)	2,230,593
Administration fees (Note 3)
Class A Shares	177,504
Class C Shares	111,756
Class I Shares	12,332
Class R1 Shares	1
Distribution and service fees (Note 3)
Class A Shares	357,861
Class C Shares	900,411
Class R1 Shares	4
Transfer agent fees
Class A Shares	134,140
Class C Shares	88,850
Class I Shares	14,815
Class R1 Shares	1,947
Registration and filing fees
Class A Shares	29,697
Class C Shares	22,773
Class I Shares	4,299
Class R1 Shares	3,746
Custodian fees (Note 3)	136,355
Professional fees	24,230
Accounting fees	22,550
Trustee fees	6,360
Other expenses	77,381

Total Expenses	4,357,605
Less:
Expenses reimbursed by investment advisor (Note 3)	(321,564)
Fees paid indirectly (Note 3)	(10,905)

Net Expenses	4,025,136

Net Investment Income	$8,322,453

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2005 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$18,208,506
Foreign currency transactions	(4,352,791)

13,855,715

Net change in unrealized appreciation (depreciation) on:
Investments, net of change in deferred taxes payable of $ 26,584	32,224,851
Foreign currency translation	1,144,956

33,369,807

Net Realized and Unrealized Gain	47,225,522

Net Increase in Net Assets Resulting From Operations	$55,547,975

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund	(Unaudited)*

	*Six Months Ended March 31, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income gain	$8,322,453	$12,099,404
Net realized gain (loss) on investments and foreign currency	13,855,715	(3,417,913)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	33,369,807	21,451,937

Net Increase in Net Assets Resulting from Operations	55,547,975	30,133,428
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(5,423,728)	(5,486,221)
Class C Shares	(3,055,578)	(2,936,820)
Class I Shares	(953,537)	(641,652)
Class R1 Shares	(22)	0
From realized gains
Class A Shares	(11,306)	0
Class C Shares	(7,266)	0
Class I Shares	(1,756)	0
FUND SHARE TRANSACTIONS - (Note 4)
Class A Shares	110,373,651	138,687,397
Class C Shares	65,131,143	96,221,064
Class I Shares	37,642,505	32,217,399
Class R1 Shares	10,044	0

Net Increase in Net Assets	259,252,125	288,194,595
NET ASSETS:
Beginning of period	400,890,360	112,695,765

End of period	$660,142,485	$400,890,360

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund and Thornburg Core Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund pursues its investment objectives by investing in a broad range of income producing securities, primarily stocks and bonds.

The Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, and (v) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments, of the Fund, to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security, on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities

Certified Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2005, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2005, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $289,078 for Class C shares, $26,792 for Class I shares, and $5,694 for Class R1 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2005, the Distributor has advised the Fund that it earned commissions aggregating $165,413 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $11,118 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R1 shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2005, fees paid indirectly were $10,905.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

18 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized. Sales of Class R1 shares of the Thornburg Investment Income Builder Fund commenced February 1, 2005. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	7,175,053	$120,894,739	10,579,300	$160,956,212
Shares issued to shareholders in reinvestment of dividends	248,552	4,262,068	283,535	4,388,856
Shares repurchased**	(881,756)	(14,783,156)	(1,780,207)	(26,657,671)

Net Increase (Decrease)	6,541,849	$110,373,651	9,082,628	$138,687,397

**     The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the period ended March 31, 2005 and year ended September 30, 2004, $12,897 and $33,971, respectively, were netted in the amount reported for shares repurchased.

Class C Shares
Shares sold	4,132,653	$69,608,781	6,542,027	$100,023,227
Shares issued to shareholders in reinvestment of dividends	114,549	1,966,339	120,816	1,873,063
Shares repurchased	(383,384)	(6,443,977)	(372,748)	(5,675,226)

Net Increase (Decrease)	3,863,818	$65,131,143	6,290,095	$96,221,064

Class I Shares
Shares sold	2,208,798	$37,436,726	2,128,882	$32,252,605
Shares issued to shareholders in reinvestment of dividends	47,395	815,789	36,925	573,313
Shares repurchased **	(36,055)	(610,010)	(39,757)	(608,519)

Net Increase (Decrease)	2,220,138	$37,642,505	2,126,050	$32,217,399

**     The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the period ended March 31, 2005 and year ended September 30, 2004, $185 and $1,717, respectively, were netted in the amount reported for shares repurchased.

Class R1 Shares
Shares sold	574	$10,022	—	$—
Shares issued to shareholders in reinvestment of dividends	1	22	—	—
Shares repurchased	0	0	—	—

Net Increase (Decrease)	575	$10,044	—	$—

Certified Semi-Annual Report 19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $392,022,761 and $161,362,936, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$597,610,128

Gross unrealized appreciation on a tax basis	$60,003,946
Gross unrealized depreciation on a tax basis	(4,432,555)

Net unrealized appreciation (depreciation) on investments (tax basis)	$55,571,391

At March 31, 2005, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2003 of $6,683 and $1,441,597, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2005.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

During the period ended March 31, 2005, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counter-parties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

CONTRACTS TO SELL:

23,700,000	Euro Dollar for 30,807,156 USD, September 30, 2005	$(104,859)
20,000,000	Greater British Pound for 37,180,000 USD, July 11, 2005	(405,075)

Unrealized loss from forward exchange contracts:		(509,934)

15,000,000	Euro Dollar for 19,857,000 USD, July 11, 2005	351,226
22,000,000	Greater British Pound for 41,630,600 USD, September 7, 2005	372,698

Unrealized gain from forward exchange contracts:		723,924

Net unrealized gain (loss) from forward Exchange contracts		$213,990

20 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund	(Unaudited)*

	*Six Months Ended March 31, 2005		Period Ended September 30, 2004(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$15.64		$14.45

Income from investment operations:
Net investment income	0.33		0.74
Net realized and unrealized gain (loss) on investments	1.66		1.01

Total from investment operations	1.99		1.75
Less dividends from:
Net investment income	(0.34)		(0.56)

Change in net asset value	1.65		1.19
NET ASSET VALUE, end of period	$17.29		$15.64

RATIOS/SUPPLEMENTAL DATA
Total return (a)	12.77%		12.19%
Ratios to average net assets:
Net investment income	3.94	%(b)	5.33	%(b)
Expenses, after expense reductions	0.99	%(b)	0.99	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)	0.99	%(b)
Expenses, before expense reductions	1.10	%(b)	1.21	%(b)
Portfolio turnover rate	32.28%		109.21%
Net assets at end of period (000)	$75,127		$33,247

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was November 1, 2003.

+	Based on weighted average shares outstanding.

Certified Semi-Annual Report	21

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

CUSIPS: CLASS A - 885-215-558, CLASS C - 885-215-541, CLASS I - 885-215-467, CLASS R1 - 885-215-384 NASDAQ SYMBOLS: CLASS A - TIBAX, CLASS C - TIBCX, CLASS I - TIBIX, CLASS R1 - TIBRX

	Shares/ Principal Amount	Value
COMMON STOCK — 87.78%
AUTOMOBILES & COMPONENTS — 0.95%
AUTOMOBILES — 0.95%
Hero Honda Motors Ltd.	500,000	$6,276,048

TOTAL AUTOMOBILES & COMPONENTS		6,276,048

BANKS — 13.73%
COMMERCIAL BANKS — 13.73%
Allied Irish Banks	875,000	18,324,690
Bank of America Corp.	440,000	19,404,000
Bank of Ireland Group	325,000	5,133,183
Barclays plc	2,000,000	20,433,562
Liechtenstein Landesbank	5,300	2,992,472
Lloyds TSB Group plc	2,700,000	24,372,971

TOTAL BANKS		90,660,878

CAPITAL GOODS — 3.00%
INDUSTRIAL CONGLOMERATES — 3.00%
General Electric Co.	550,000	19,833,000

TOTAL CAPITAL GOODS		19,833,000

DIVERSIFIED FINANCIALS — 11.36%
CAPITAL MARKETS — 3.59%
The Bank of New York Co. Inc.	400,000	11,620,000
WP Stewart & Co. Ltd.	532,000	12,055,120
DIVERSIFIED FINANCIAL SERVICES — 7.77%
Alliance Capital Management Holdings LP	325,000	15,323,750
Citigroup Inc.	440,000	19,773,600
Hong Kong Exchanges & Clearing Ltd.	3,750,000	9,712,472
JPMorgan Chase & Co.	188,000	6,504,800

TOTAL DIVERSIFIED FINANCIALS		74,989,742

ENERGY — 11.70%
OIL & GAS — 11.70%
BP Amoco ADR	275,000	17,160,000
China Petroleum & Chemical Corp.	24,000,000	9,770,170
Marathon Oil Corp.	500,000	23,460,000
Petroleo Brasileiro SA ADR	350,000	15,463,000
Shell Transport & Trading Co. plc	1,270,000	11,392,372

TOTAL ENERGY		77,245,542

22	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
FOOD & STAPLES RETAILING — 4.76%
FOOD & STAPLES RETAILING — 4.76%
Carrefour SA	220,000	$11,679,563
Tesco plc	3,300,000	19,724,430

TOTAL FOOD & STAPLES RETAILING		31,403,993

FOOD BEVERAGE & TOBACCO — 3.37%
TOBACCO — 3.37%
Altria Group Inc.	340,000	22,232,600

TOTAL FOOD BEVERAGE & TOBACCO		22,232,600

HOUSEHOLD & PERSONAL PRODUCTS — 0.58%
HOUSEHOLD PRODUCTS — 0.58%
Kimberly Clark de Mexico	1,280,000	3,835,047

TOTAL HOUSEHOLD & PERSONAL PRODUCTS		3,835,047

INSURANCE — 0.70%
INSURANCE — 0.70%
Arthur J. Gallagher & Co.	160,600	4,625,280

TOTAL INSURANCE		4,625,280

MATERIALS — 3.76%
CHEMICALS — 1.84%
PPG Industries Inc.	170,000	12,158,400
PAPER & FOREST PRODUCTS — 1.92%
UPM Kymmene Oyj	570,000	12,639,417

TOTAL MATERIALS		24,797,817

MEDIA — 1.65%
MEDIA — 1.65%
APN News & Media	1,500,000	5,911,535
Independent News & Media plc	1,510,000	4,973,553

TOTAL MEDIA		10,885,088

PHARMACEUTICALS & BIOTECHNOLOGY — 6.33%
PHARMACEUTICALS — 6.33%
GlaxoSmithKline plc	550,000	12,599,123
Novartis Ag	300,000	14,002,509
Sanofi-Aventis	180,000	15,183,639

TOTAL PHARMACEUTICALS & BIOTECHNOLOGY		41,785,271

Certified Semi-Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
REAL ESTATE — 2.72%
REAL ESTATE — 2.72%
Equity Inns Inc.	300,000	$3,309,000
Highland Hospitality Corp.	136,500	1,412,775
Host Marriott Corp.	800,000	13,248,000

TOTAL REAL ESTATE		17,969,775

RETAILING — 1.45%
SPECIALTY RETAIL — 1.45%
Kingfisher plc	1,750,000	9,542,823

TOTAL RETAILING		9,542,823

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.12%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.12%
Samsung Electronics Co. Ltd.	15,000	7,415,067

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		7,415,067

TELECOMMUNICATION SERVICES — 7.27%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.86%
Alltel Corp.	315,000	17,277,750
TDC A/S	350,000	14,757,843
WIRELESS TELECOMMUNICATION SERVICES — 2.41%
Vodafone Group plc	6,000,000	15,920,049

TOTAL TELECOMMUNICATION SERVICES		47,955,642

TRANSPORTATION — 5.78%
TRANSPORTATION INFRASTRUCTURE — 5.78%
China Merchants Hldgs Intl. Co. Ltd.	4,500,000	8,827,772
Hopewell Highway	8,500,000	5,994,166
Macquarie Infrastructure Co.+	600,000	16,800,000
Shenzhen Chiwan Wharf Holdings Ltd.	2,599,963	6,547,203

TOTAL TRANSPORTATION		38,169,141

UTILITIES — 7.55%
ELECTRIC UTILITIES — 4.73%
Datang International Power Generation Co. Ltd.	11,799,900	8,548,185
TXU Corp.	285,000	22,694,550
MULTI-UTILITIES & UNREGULATED POWER — 2.82%
Dominion Resources, Inc.	250,000	18,607,500

TOTAL UTILITIES		49,850,235

TOTAL COMMON STOCK (Cost $522,095,332)		579,472,989

24	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
PREFERRED STOCK — 3.65%
COMMERCIAL BANKS — 1.06%
First Tennessee Bank	7,000	$7,003,937
DIVERSIFIED FINANCIAL SERVICES — 2.51%
JPMorgan Chase & Co.	50,000	2,576,565
Lehman Brothers Holdings Inc.	140,000	3,535,000
Merrill Lynch & Co. Inc.	420,000	10,445,400
OIL & GAS — 0.08%
El Paso Tennessee Pipeline Co.	10,000	507,813

TOTAL PREFERRED STOCK (Cost $24,019,500)		24,068,715

CORPORATE BONDS — 4.56%
BIOTECHNOLOGY — 0.76%
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate, 5.106%, 2/1/2014	$5,000,000	5,020,400
COMMERCIAL SERVICES & SUPPLIES — 0.10%
Allied Waste North America Inc., 6.375%, 4/15/2011	500,000	465,000
Waste Management Inc., 7.375%, 8/1/2010	175,000	195,028
COMPUTERS & PERIPHERALS — 0.08%
Jabil Circuit Inc., 5.875%, 7/15/2010	500,000	516,282
DIVERSIFIED FINANCIAL SERVICES — 0.95%
Capital One Bank, 6.70%, 5/15/2008	655,000	693,969
Capital One Bank, 6.50%, 6/13/2013	1,500,000	1,610,723
SLM Corp. Floating Rate, 5.38%, 1/31/2014	2,000,000	2,002,280
SLM Corp. Floating Rate, 4.46%, 3/2/2009	2,000,000	1,984,780
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.24%
Level 3 Communications Inc., 9.125%, 5/1/2008	2,500,000	2,081,250
Level 3 Communications Inc., 10.50%, 12/1/2008	4,000,000	3,410,000
TCI Communications Inc., 7.875%, 8/1/2013	2,285,000	2,665,389
GAS UTILITIES — 0.21%
Sonat Inc., 7.625%, 7/15/2011	1,400,000	1,382,500
INSURANCE — 0.78%
AAG Holding Co. Inc., 6.875%, 6/1/2008	335,000	347,356
Hartford Life Inc., 7.10%, 6/15/2007	400,000	422,292
Liberty Mutual Group Inc., 5.75%, 3/15/2014	1,000,000	982,847
Old Republic International Corp., 7.00%, 6/15/2007	1,000,000	1,051,442
Pacific Life Global Funding CPI Floating Rate, 5.44%, 2/6/2016	2,000,000	2,018,600
Provident Cos Inc., 6.375%, 7/15/2005	353,000	355,470
MEDIA — 0.19%
AOL Time Warner Inc., 6.875%, 5/1/2012	425,000	464,136
Independent News & Media plc, 5.75%, 5/17/2009	600,000	793,610

Certified Semi-Annual Report	25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

	Shares/ Principal Amount	Value
REAL ESTATE — 0.25%
MDC Holdings Inc., 7.00%, 12/1/2012	$1,500,000	$1,629,714

TOTAL CORPORATE BONDS (Cost $28,957,792)		30,093,068

CONVERTIBLE BONDS — 0.53%
CAPITAL MARKETS — 0.02%
E-Trade Financial Corp., 6.00%, 2/1/2007	132,000	133,650
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.51%
Level 3 Communications Inc., 6.00%, 3/15/2010	6,575,000	3,361,469

TOTAL CONVERTIBLE BONDS (Cost $3,861,049)		3,495,119

MUNICIPAL BONDS — 0.61%
NEW YORK — 0.32%
Victor New York, 9.05%, 5/1/2008	2,050,000	2,112,033
VIRGINIA — 0.29%
Short Pump Town Center Community Development, 6.26%, 2/1/2009	2,000,000	1,941,820

TOTAL MUNICIPAL BONDS (Cost $4,110,528)		4,053,853

U.S. GOVERNMENT AGENCIES — 0.30%
Federal National Mortgage Association CPI Floating Rate, 4.396%, 2/17/2009	2,000,000	2,000,100

TOTAL U.S. GOVERNMENT AGENCIES (Cost $2,000,000)		2,000,100

SHORT TERM INVESTMENTS — 1.52%
American General Finance Corp., 2.79%, 4/4/2005	10,000,000	9,997,675

TOTAL SHORT TERM INVESTMENTS (Cost $9,997,675)		9,997,675

TOTAL INVESTMENTS — 98.95% (COST $595,041,876)		$653,181,519

OTHER ASSETS LESS LIABILITIES — 1.05%		6,960,966
NET ASSETS — 100.00%		$660,142,485

Footnote Legend

See notes to financial statements.

+	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR         American Depository Receipt

26 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/05

Diversified Financials	14.84%
Banks	14.79%
Energy	11.78%
Telecommunication Services	9.02%
Utilities	7.76%
Pharmaceuticals & Biotechnology	7.09%
Transportation	5.78%
Food & Staples Retailing	4.76%
Materials	3.76%
Food Beverage & Tobacco	3.37%
Capital Goods	3.00%
Real Estate	2.97%
Media	1.84%
Insurance	1.48%
Retailing	1.45%
Semiconductors & Semiconductor Equip.	1.12%
Automobiles & Components	0.95%
Household & Personal Products	0.58%
Commercial Services & Supplies	0.10%
Technology Hardware & Equipment	0.08%
Municipal Bonds	0.61%
U.S. Government Agencies	0.30%
Other Assets & Cash Equivalents	2.57%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/05

U.S.	48.98%
U.K.	19.86%
China	6.01%
Ireland	4.43%
France	4.07%
Switzerland	2.57%
Brazil	2.34%
Denmark	2.24%
Finland	1.91%
Hong Kong	1.47%
South Korea	1.12%
India	0.95%
Australia	0.90%
Mexico	0.58%
Other Assets and Cash Equivalents	2.57%

Certified Semi-Annual Report 27

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 90-day redemption fee on Class I shares and

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2004 and held until March 31, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/04	Ending Account Value 3/31/05	Expenses Paid During Period† 9/30/04–3/31/05
Class I Shares
Actual	$1,000.00	$1,127.70	$5.24
Hypothetical*	$1,000.00	$1,020.01	$4.97

†	Expenses are equal to the annualized expense ratio for Class I shares (0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

28 Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Investment Income Builder Fund versus Blended Index (November 3, 2003 to March 31, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2005

	1 Yr	Since Inception
I Shares (Incep: 11/3/03)	15.00%	18.17%
Blended Index (Since: 11/3/03)	8.06%	12.25%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares.

The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. This index represents asset types which are subject to risk, including loss of principal. The Morgan Stanley Capital International World Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends. The securities represented in this index may experience loss of invested principal and are subject to investment risk. In exchange for greater growth potential, investments in foreign securities can have added risks. These include changes in currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Certified Semi-Annual Report	29

OTHER INFORMATION

Thornburg Investment Income Builder Fund	March 31, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (“the Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

30	Certified Semi-Annual Report

Trustees’ Statement to Shareholders

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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The Firm

Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $13 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know what is in your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for portfolio manager commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $100 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER

Thornburg Investment Management, Inc.

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

PRINCIPAL UNDERWRITER

Thornburg Securities Corporation

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

www.thornburg.com

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

On December 5, 2004, the Nominating Committee was reconstituted as the Trust’s Governance and Nominating Committee, and the April 8, 2004 Nominating Committee Charter was replaced by the Governance and Nominating Committee Charter. As a result of these changes, the authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedure for Shareholder Communications was committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1)	Not Applicable

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund (herein referred to as the “Funds”).

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date: May 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date:	May 20, 2005

By:	/s/ Steven J. Bohlin
Steven J. Bohlin
Treasurer and principal financial officer

Date:	May 20, 2005